UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

MORGAN STANLEY PATHWAY FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS

The following is a copy of the Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Morgan Stanley

Pathway Funds

Annual Report

»	August 31, 2023

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Morgan Stanley Pathway Funds

DEAR SHAREHOLDER,

Global equity market returns were positive during the twelve-month period ending August 31, 2023. U.S. markets as measured by the S&P 500® Index i gained 15.94%, while developed international markets represented by the MSCI EAFE® Index (Net) viii gained 17.92% and emerging markets as measured by the MSCI Emerging Markets Index (Net) xi gained 1.25%.

During the trailing 12 months ending August 31, 2023, U.S. growth stocks outperformed U.S. value. The U.S. large-cap Russell 1000® Growth Index iii gained 21.94% compared to the Russell 1000® Value Index iv which gained 8.59%. The U.S. small-cap Russell 2000® Growth Index vi gained 6.78% compared to a gain of 2.17% for the Russell 2000® Value Index vii. In developed international markets the MSCI EAFE® Growth Index ix gained 15.22% compared to a gain of 20.74% for the MSCI EAFE® Value Index x. Within emerging markets, the MSCI Emerging Markets Growth Index (Net) xii declined -2.35% compared to a gain of 5.22% for the MSCI Emerging Markets Value Index (Net) xiii.

Within the United States, nine out of the eleven S&P 500® Index i sectors posted positive results. The returns were as follows: Information Technology (+33.33%), Communication Services (+25.76%), Industrials (+18.61%), Energy (+15.10%), Materials (+12.39%), Consumer Discretionary (+11.26%), Health Care (+8.59%), Financials (+6.40%), Consumer Staples (+3.46%), Real Estate (-8.09%) and Utilities (-12.65%).

Fixed income markets produced mixed returns during the same twelve-month period. Broad investment grade indices such as the Bloomberg U.S. Aggregate BondTM Index xv declined -1.19% and the Bloomberg Global Aggregate Bond Index xvi declined -0.09%. U.S. high yield as measured by the Bloomberg U.S. Corporate High Yield Bond Index xvii gained 7.16%.

Morgan Stanley & Co. economists expect U.S. real GDP to grow 2.0% in 2023 and 1.1% in 2024. The forecast for global real GDP growth is 2.9% in 2023 and 2.7% in 2024.

Morgan Stanley Pathway Funds

(Returns are for the fiscal one-year period ending August 31, 2023)

The Large Cap Equity Fund gained 14.71% compared to a gain of 15.40% for Russell 1000® Index ii. The return of the Lipper Large-Cap Core Funds Average xxii gained 15.15%.

The Small-Mid Cap Equity Fund gained 6.47% compared to a gain of 6.64% for Russell 2500® Index v. The return of the Lipper Small-Cap Core Funds Average xxiii gained 7.65%.

The International Equity Fund gained 21.72% compared to a gain of 17.92% for the MSCI EAFE® Index (Net) viii. The return of the Lipper International Large-Cap Core Funds Average xxiv gained 16.39%.

The Emerging Markets Equity Fund gained 4.64% compared to a gain 1.25% for the MSCI Emerging Markets Index (Net) xi. The return of the Lipper Emerging Markets Funds Average xxv gained 4.99%.

The Core Fixed Income Fund declined -1.60% compared to a decline of -1.19% for the Bloomberg U.S. Aggregate BondTM Index xv. The return of the Lipper Core Bond Funds Average xxvi declined -1.09%.

The High Yield Fund gained 6.71% compared to a gain of 7.16% for the Bloomberg U.S. Corporate High Yield Bond Index xvii. The return of the Lipper High Yield Funds Average xxvii gained 6.25%.

The International Fixed Income Fund declined -0.15% compared to a decline of -0.34% for the FTSE Non-USD World Government Bond Index (USD) Hedged xx. The return of the Lipper International Income Funds Average xxviii gained 2.04%.

I

The Municipal Bond Fund gained 1.35% compared to a gain of 1.70% for the Bloomberg U.S. Municipal BondTM Index xix. The return of the Lipper General & Insured Municipal Debt Funds Average xxix gained 1.16%.

The Inflation-Linked Fixed Income Fund declined -4.51% compared to a decline of -3.68% for the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii. The return of the Lipper Inflation Protected Bond Funds Average xxx declined -2.99%.

The Ultra-Short Term Fixed Income Fund gained 4.95% compared to a gain of 4.44% for the FTSE 3-Month U.S. Treasury Bill Index xiv. The return of the Lipper Ultra-Short Obligations Funds Average xxxi gained 4.37%.

The Alternative Strategies Fund gained 2.14% compared to a gain 0.67% for the HFRX Global Hedge Fund Index xxi. The return of the Lipper Alternative Multi-Strategy Funds Average xxxii gained 3.00%.

Additional information regarding the investment managers of the Morgan Stanley Pathway Funds and commentary specific to each individual Sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the Morgan Stanley Pathway Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Morgan Stanley Pathway Funds For the Year Ended August 31, 2023†*

Large Cap Equity Fund	14.71%
Russell 1000® Index (ii)	15.40%

Small-Mid Cap Equity Fund	6.47%
Russell 2500® Index (v)	6.64%

International Equity Fund	21.72%
MSCI EAFE® Index (Net) (viii)	17.92%

Emerging Markets Equity Fund	4.64%
MSCI Emerging Markets Index (Net) (xi)	1.25%

Core Fixed Income Fund	-1.60%
Bloomberg U.S. Aggregate BondTM Index (xv)	-1.19%

High Yield Fund	6.71%
Bloomberg U.S. Corporate High Yield Bond Index (xvii)	7.16%

International Fixed Income Fund	-0.15%
FTSE Non-USD World Government Bond Index (USD) Hedged (xx)	-0.34%

Municipal Bond Fund	1.35%
Bloomberg U.S. Municipal BondTM Index (xix)	1.70%

Inflation-Linked Fixed Income Fund	-4.51%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (xviii)	-3.68%

Ultra-Short Term Fixed Income Fund	4.95%
FTSE 3-Month U.S. Treasury Bill Index (xiv)	4.44%

Alternative Strategies Fund	2.14%
HFRX Global Hedge Fund Index (xxi)	0.67%

See pages 26 through 30 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

• ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)
Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and
· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

As of August 31, 2023 the Sub-advisers for Morgan Stanley Pathway Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Great Lakes Advisors, LLC (“Great Lakes”) and ClearBridge Investments, LLC (“ClearBridge”).

For the fiscal year ending August 31, 2023, the Fund returned 14.71% compared to 15.40% for Russell 1000® Index ii. The Fund’s positioning within industrials and utilities had the largest positive impact on relative performance, while the positioning within consumer staples and real estate had the largest negative impact. The top contributors included NVIDIA, Microsoft and Broadcom, while the top detractors included Crown Castle, PayPal Holdings and Estee Lauder Companies.

The Fund’s dividend yield was 1.43%, less than the benchmark’s 1.49% dividend yield. The Fund’s one year forward price to earnings ratio (P/E) was 20.7, slightly greater than the benchmark which was 20.1. The estimated earnings per share growth over the next 3-5 years was 14.0%, slightly higher than the benchmark’s 13.9% growth rate. The top 10 positions accounted for 19% of the Fund’s holdings.

During the fiscal one-year period, BlackRock performed in-line with the Russell 1000® Index ii, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard underperformed their benchmark during the fiscal one-year period. Their positioning was strongest within financials and weakest within information technology. The top contributors were Alphabet, Analog Devices and Verisk Analytics, while the top detractors were Crown Castle, Omnicell and Adobe. As of August 31, 2023, Lazard’s top ten positions represented 62% of their portfolio.

The portion of the Fund managed by ClearBridge outperformed their benchmark during the fiscal one-year period. Their positioning was strongest within information technology and weakest within financials. The top contributors were NVIDIA, Microsoft and Netflix, while the top detractors were PayPal Holdings, Atlassian and Advance Auto Parts. As of August 31, 2023, ClearBridge’s top ten positions represented 48% of their portfolio.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage. Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Great Lakes Advisors, LLC (“Great Lakes”)
Great Lakes is a value strategy in which the team believes that a bottom-up focused portfolio targeting stocks with attractive valuations and improving fundamentals, coupled with a disciplined use of risk controls, has the potential to deliver consistent outperformance as well as protection in down markets with lower volatility than the benchmark.

The portion of the Fund managed by Columbia outperformed their benchmark during the fiscal one-year period. Their positioning was strongest within consumer discretionary and weakest within consumer staples. The top contributors were NVIDIA, Eli Lilly and Exact Sciences, while the top detractors were Estee Lauder, Bloom Energy and CrowdStrike Holdings. As of August 31, 2023, Columbia’s top ten positions represented 42% of their portfolio.

Great Lakes began managing their portion of the portfolio on July 17, 2023 and since inception through August 31, 2023 outperformed their benchmark. Their positioning was strongest within industrials and weakest within financials. The top contributors were Eli Lilly, Exxon Mobil and Quanta Services, while the top detractors were JP Morgan Chase, PayPal Holdings and Bank of America. As of August 31, 2023, Great Lakes’ top ten positions represented 23% of their portfolio.

The following graph depicts the performance of the Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexxii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since Inception 11/18/1991	8.71%	6.70%	10.21%	9.77%
10 years	11.22	8.51	12.55	11.66
5 years	9.01	6.53	10.77	10.15
3 years	8.53	6.20	9.93	9.31
1 year	14.71	12.44	15.40	15.15

See pages 26 through 30 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS

• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception — something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

As of August 31, 2023, the Sub-advisers for the Morgan Stanley Pathway Small-Mid Cap Equity (“Fund) were BlackRock Financial Management, Inc. (“BlackRock”), Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Nuance Investments, LLC (“Nuance”) and Westfield Capital Management Company, L.P. (“Westfield”).

For the fiscal year ending August 31, 2023, the Fund returned 6.47% compared to 6.64% for Russell 2500® Index v. The Fund’s positioning within health care and energy had the largest positive impact on relative performance, while the positioning within consumer discretionary and industrials had the largest negative impact. The top contributors included Rambus, MACOM Technology Solutions and Saia, while the top detractors included Signature Bank, Cable One and Advanced Drainage Systems.

The Fund’s dividend yield was 1.30%, less than the benchmark’s 1.55% yield. The Fund’s forward P/E was 16.5, higher than the benchmark which was 14.8. The estimated earnings per share growth over the next 3-5 years was 11.7%, higher than the benchmark’s 10.8% growth rate. The top 10 positions accounted for 6% of the Fund’s holdings.

During the fiscal one-year period, BlackRock performed in-line with the Russell 2500® Index v, which matched its passive mandate to track the index.

The portion of the Fund managed by Neuberger outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in health care and weakest in industrials. The top contributors were Rambus, International Game Technology and MACOM Technology Solutions, while the top detractors were Unisys, Comerica and Verint Systems. As of August 31, 2023, Neuberger’s top ten positions represented 26% of their portfolio.

The portion of the Fund managed by Westfield outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in industrials and consumer discretionary. The top contributors were Saia, Prometheus Biosciences and Samsara, while the top detractors were Advanced Drainage Systems, Fate Therapeutics and Chart Industries. As of August 31, 2023, Westfield’s top ten positions represented 25% of their portfolio.

The portion of the Fund managed by Aristotle underperformed their benchmark during the fiscal one-year period. Their positioning was strongest in energy and weakest in financials. The top contributors were Oceaneering International, MACOM Technology Solutions and Huron Consulting, while the top detractors were Signature Bank, Catalent and Wolverine World Wide. As of August 31, 2023, Aristotle’s top ten positions represented 20% of their portfolio.

• D.F. Dent & Company, Inc (“DF Dent”)
DF Dent employs a bottom-up, fundamental process that seeks companies that are consistent growers, have strong management and are unrecognized and under-researched. The strategy looks for companies with above-average EPS growth expectations, high returns on investment, sustainable free cash flow growth, a competitive advantage and attractive relative valuations.

• Nuance Investments, LLC (“Nuance”)
Nuance seeks to invest in companies with leading and sustainable market share positions and above-average financial strength that are trading at discounts to Nuance’s calculation of intrinsic value. Through analysis of companies’ financial statements, management strategy, and competitive positioning, Nuance attempts to provide excess returns over time.

• Aristotle Capital Boston, LLC (“Aristotle”)
Aristotle seeks to deliver a diversified, high quality portfolio that can deliver attractive risk-adjusted results primarily driven by stock selection. They focus on companies they believe have low expectations, can create shareholder value, and have high potential for improved growth and profitability.

The portion of the Fund managed by DF Dent trailed their benchmark during the fiscal one-year period. Positioning was strongest in health care and weakest in consumer discretionary. The top contributors were TransDigm Group, Intuitive Surgical and Old Dominion Freight Line, while the top detractors were Cable One, WNS (Holdings) Limited and Endava. As of August 31, 2023, DF Dent’s top ten positions represented 39% of their portfolio.

The portion of the fund managed by Nuance outperformed their benchmark during the fiscal one-year period. Positioning was strongest in health care and weakest in industrials. The top contributors were Dentsply Sirona, Universal Health Services and Smith & Nephew, while the top detractors were Baxter International, Healthcare Realty Trust and Northern Trust. As of August 31, 2023, Nuance’s top ten positions represented 44% of their portfolio.

The following graph depicts performance of the Russell 2500® Indexv vs. the Lipper Small-Cap Core Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since Inception 11/18/1991	8.83%	6.82%	10.36%	10.17%
10 years	7.90	5.27	9.13	7.96
5 years	5.21	2.81	5.43	4.42
3 years	8.12	5.80	9.52	12.63
1 year	6.47	4.36	6.64	7.65

See pages 26 through 30 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS

• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below average price-to-earnings ratio and an above average earnings growth trend.

• Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection. Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industryspecific research responsibilities. Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in smallcap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include outof- favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

As of August 31, 2023, the Sub-advisers for the Morgan Stanley Pathway International Equity Fund (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), Schroders Investment Management North America, Inc. (“Schroders”), Victory Capital Management, Inc. (“Victory Capital”) and Walter Scott & Partners Limited (“Walter Scott”).

For the fiscal year ending August 31, 2023, the Fund returned 21.72% compared to 17.92% for the MSCI EAFE® Index (Net) viii. The Fund’s positioning within financials and consumer discretionary had the largest positive impact on relative performance, while the positioning within energy and utilities had the largest negative impact. The top contributors included Rolls-Royce, UniCredit and SAP SE, while the top detractors included Misumi Group, Roche Holding and CSL Limited.

The Fund’s dividend yield was 2.84% compared to the benchmark of 3.18%. On a valuation basis, the Fund’s forward P/E was 13.91, higher than the benchmark which was 13.22. The estimated earnings per share growth over the next 3-5 years was 10.86%, compared to the benchmark of 8.84%. The top ten positions accounted for 14% of the Fund’s holdings.

During the fiscal one-year period ending August 31, 2023, BlackRock performed in-line with the MSCI EAFE® Index (Net) viii, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway outperformed their benchmark during the fiscal one-year period. Their positioning was strongest in financials and weakest in consumer staples. The top positions contributing to performance included Rolls-Royce Holdings, UniCredit and SAP SE, while the top detractors included British American Tobacco, Reckitt Benckiser Group and Roche Holding. As of August 31, 2023, Causeway’s top ten positions represented 32% of their portfolio.

The portion of the Fund managed by Schroders trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in energy and weakest in industrials. The top positions contributing to performance were Equinor ASA, Shell PLC and BOC Hong Kong (Holdings) Ltd., while the top detractors included Zalando SE, Sony Group and Siemens AG. As of August 31, 2023, Schroders’ top ten positions represented 24% of their portfolio.

The portion of the Fund managed by Victory Capital outperformed their benchmark during the fiscal one-year period. Overall positioning was strongest in real estate and weakest in energy. The top positions contributing to performance included Gerresheimer, Celestica and Bank of Ireland Group, while the top detractors included Vermilion Energy, Harbour Energy and Nuvei Corp. As of August 31, 2023, Victory’s top ten positions represented 10% of their portfolio.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• Schroders Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders “best ideas” portfolio blends both core and opportunistic holdings.

• Walter Scott & Partners Limited (“Walter Scott”)
Walter Scott is considered growth-oriented strategy focusing on long-term high-quality growth companies. The root of the process lies with the team’s ability to identify companies capable of sustaining what it believes are exceptional rates of internal and external wealth generation through intensive fundamental research. Portfolio shape is a result of stock selection in high-conviction businesses with a long-term time horizon.

The portion of the Fund managed by Walter Scott trailed their benchmark during the fiscal one-year period. Overall positioning was strongest in consumer staples and weakest in industrials. The top positions contributing to performance included Novo Nordisk, SAP SE and Industria de Diseno Textil S.A., while the top detractors included Misumi Group, Novozymes A/S and Sysmex. As of August 31, 2023, Walter Scott’s top ten positions represented 28% of their portfolio.

The following graph depicts the performance of MSCI EAFE® Index (Net)viii vs. the Lipper International Large-Cap Core Funds Averagexxiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia,
Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since Inception 11/18/1991	5.29%	3.35%	5.34%	6.57%
10 years	4.76	2.20	4.93	4.32
5 years	4.66	2.28	4.14	4.05
3 years	7.26	4.96	6.05	5.50
1 year	21.72	19.31	17.92	16.39

See pages 26 through 30 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS

• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Markets Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Markets Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Markets Index (Net).

• Lazard Asset Management LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

As of August 31, 2023, the Sub-advisers for the Morgan Stanley Pathway Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”), Lazard Asset Management LLC (“Lazard”) and Martin Currie Inc. (“Martin Currie”).

For the fiscal year ending August 31, 2023, the Fund returned 4.64% compared to 1.25% for the MSCI Emerging Markets Index (Net) xi. The Fund’s positioning within financials and information technology had the largest positive impact on relative performance, while the positioning within communication services and energy and the largest negative impact. The top contributors included Samsung Electronics, OTP Bank Nyrt and SK Hynix, while the top detractors included Meituan, JD.com and Wuxi Biologics.

The Fund’s holdings offered a dividend yield of 3.05%, slightly higher than the MSCI Emerging Market’s Index (Net) xii yield of 3.02%. On a valuation basis, the Fund’s forward P/E was 11.6 compared to the benchmark which was 11.8. The estimated earnings per share growth over the next 3-5 years was 14.95%, less than the benchmark of 15.93%. The top ten positions accounted for 22% of the Fund’s holdings.

For the fiscal year ending August 31, 2023, BlackRock performed in-line with the MSCI Emerging Markets Index (Net) xi, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck outperformed their benchmark during the fiscal one-year period. Overall positioning was strongest in financials and weakest in information technology. The top positions contributing to performance included Bank of Georgia Group, MercadoLibre and MLP Saglik Hizmetleri, while the top detractors include Hoyuan Green Energy, Wuxi Biologics and Transaction Capital. As of August 31, 2023, VanEck’s top ten positions represented 37% of their portfolio.

The portion of the Fund managed by Lazard outperformed their benchmark during the fiscal one-year period. Overall positioning was strongest in information technology and weakest in real estate. The top positions contributing to performance included OTP Bank Nyrt, Quanta Computer and Galp Energia, while the top detractors included China Vanke, UPL Limited and Anhui Conch Cement Company. As of August 31, 2023, Lazard’s top ten positions represented 25% of their portfolio.

Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

• Martin Currie Inc. (“Martin Currie”)

Martin Currie is a core active strategy that strives to identify mispriced businesses through fundamental research. Martin Currie seeks high-quality companies with strong growth opportunities while employing a disciplined approach to valuation. The strategy has a long-term investment horizon focusing on stock selection that drives its sector/country allocations.

The portion of the Fund managed by Martin Currie outperformed their benchmark during the fiscal one-year period. Overall positioning was strongest in materials and weakest in consumer discretionary. The top positions contributing to performance included Samsung Electronics, Taiwan Semiconductor and SK Hynix, while the top detractors included Meituan, JD.com and EPAM Systems. As of August 31, 2023, Martin Currie’s top ten positions represented 45% of their portfolio.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)xi vs. the Lipper Emerging Markets Funds Averagexxv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since Inception 4/20/1994	3.90%	1.95%	5.15%	5.23%
10 years	2.21	-0.28	2.99	2.53
5 years	0.00	-2.28	0.98	1.20
3 years	-2.04	-4.14	-1.39	-1.63
1 year	4.64	2.57	1.25	4.99

See pages 26 through 30 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relative value approach that seeks alpha by strategically allocating among three alpha sources — macro strategies, sector allocation and security selection — based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2023, the Sub-advisers for the Morgan Stanley Pathway Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management LLC (“MetWest”), Western Asset Management Company (“Western”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2023, the Fund returned -1.60% compared to its benchmark, the Bloomberg U.S. Aggregate BondTM Index xv which returned -1.19%.

The portion of the Fund managed by MetWest trailed the benchmark during the fiscal one-year period. Detractors to performance included duration and curve position, which entered the year longer than the Index before extending in a disciplined fashion alongside the significant increase in Treasury yields. An overweight to agency mortgage-backed securities (MBS) was also negative as the sector was impacted by the swift rise in Treasury rates and volatility, resulting in it being one of the few fixed income sectors to trail comparable Treasuries over the trailing twelve-month period. The impact from asset-backed securities (ABS) issues was positive given sustained investor demand for short duration, floating rate profile types in a period marked by heightened rate volatility, with the portfolio’s collateralized loan obligations (CLO) and student loan holdings the greatest contributors. The overweight to corporate credit also boosted relative returns, as the sector outpaced duration-adjusted Treasuries.

The portion of the Fund managed BlackRock trailed the benchmark during the fiscal one-year period. The main detractor to performance was duration positioning. Contributors included yield curve positioning, agency mortgages positioning, investment grade credit positioning and selection. The strategy was predominantly overweight in the belly and front-end of the yield curve, although specific positions were adjusted in response to market signals. The portfolio maintained a cautious yet opportunistic stance, adapting to high volatility in the rates market.

The portion of the Fund managed by Western outperformed the benchmark during the fiscal one-year period. Emerging market debt was the largest contributor to performance as exposures to local rates as well as USD-denominated emerging market bonds contributed. Corporate bond exposure in aggregate (including both investment-grade and high-yield credit) also significantly contributed to performance. Structured product positions, in aggregate (including non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and ABS), contributed to performance, mainly due to favorable subsector and issue selection as spreads generally widened for the structured product sectors. Tactical exposure to Agency MBS also contributed as spreads widened earlier in the reporting period before tightening since 2Q23. In terms of detractors, duration positioning was the main detractor from performance. An overweight to duration detracted as yields significantly increased during the 12-month period. Developed non-U.S. positions also detracted as most currency positions depreciated versus a strengthening U.S. Dollar. Finally, yield curve positioning modestly contributed to performance given a consistent overweight to the long end of the curve.

The following graph depicts the performance of Bloomberg U.S. Aggregate BondTM Indexxv vs. the Lipper Core Bond Funds Averagexxvi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Aggregate BondTM Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Aggregate BondTM Index**	Lipper Core Bond Funds Average**
Since Inception 11/18/1991	4.45%	2.52%	4.69%	4.58%
10 years	1.50	-0.97	1.48	1.45
5 years	0.46	-1.83	0.49	0.51
3 years	-4.81	-6.85	-4.41	-4.13
1 year	-1.60	-3.55	-1.19	-1.09

See pages 26 through 30 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• PineBridge Investments LLC (“PineBridge”)
PineBridge is a strategy seeking total return through a combination of high current income and capital appreciation. The strategy focuses on security selection to drive excess return and is generally overweight the higher quality segment of the high yield market.

As of August 31, 2023, the Sub-advisers for the Morgan Stanley Pathway High Yield Fund (“Fund”) were Western Asset Management Company (“Western”) and PineBridge Investments LLC (“PineBridge”).

For the fiscal year ending August 31, 2023, the Fund returned 6.71% compared to its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index xvii which returned 7.16%.

The portion of the Fund managed by Western trailed the benchmark during the fiscal one-year period. The following portfolio positioning impacted performance for the period: rating positioning was largely neutral to relative performance during the period. Industry allocations was positive to relative performance largely due to an underweight to communications and an overweight to transportation. Issue selection was a net the detractor to relative performance as issue selection within banking and consumer non-cyclical detracted from relative performance however issue selection within communications and consumer cyclical helped offset some of the drag.

The portion of the Fund managed by PineBridge outperformed the benchmark during the fiscal one-year period. Security selection was the primary driver out relative outperformance over the trailing twelve-month period. Selection within energy, capital goods, consumer cyclical, technology and Real Estate Investment Trusts (REITs) were the most notable contributors. Within sectors, an underweight allocation to the communications sector and overweight allocations to the energy and finance companies sectors contributed to performance. Sector selection overall was a marginal detractor from performance during the period. Security selection within financial institution credits also detracted from performance. In addition, an underweight allocation to the consumer cyclical sector also detracted from performance

The following graph depicts the performance of the Bloomberg U.S. Corporate High Yield Bond Indexxvii vs. the Lipper High Yield Funds Averagexxvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Corporate High Yield Bond Index and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since Inception 7/13/1998	4.00%	1.98%	5.92%	4.88%
10 years	2.75	0.25	4.47	3.61
5 years	1.78	-0.54	3.32	2.76
3 years	1.08	-1.08	1.81	1.71
1 year	6.71	4.60	7.16	6.25

See pages 26 through 30 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2023, the Sub-adviser for the Morgan Stanley Pathway International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2023, the Fund returned -0.15% compared to its benchmark, the FTSE Non-USD World Government Bond Index (USD) Hedged xx which returned -0.34%.

Interest rate strategies added to performance. Tactical short exposure to U.S. duration added to performance as the Fed continued its rate hiking cycle. Outside of the U.S., select exposure to Italian interest rates and underweight exposure to Japanese duration contributed to performance. An underweight to Chinese duration detracted from performance as the People’s Bank of China cut key lending rates in response to an economic slowdown. Spread strategies overall added to performance. Overweight exposure to financial investment grade corporate credit contributed to performance while select exposure to high yield financials detracted from performance as financial spreads generally widened over the period. Lastly, overall currency strategies detracted from performance particularly long exposure to Japanese Yen as it depreciated against the U.S. Dollar over the period.

The following graph depicts the performance of the FTSE Non- USD World Government Bond Index (USD) Hedgedxx vs. the FTSE Non-USD World Government Bond Index (USD) Unhedgedxx and the Lipper International Income Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index (USD) Hedged,
FTSE Non-USD World Government Bond Index (USD) Unhedged and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non-USD WGBI (USD) Hedged**	FTSE Non-USD WGBI (USD) Unhedged**	Lipper International Income Funds Average**
Since Inception 11/18/1991	4.80%	2.86%	5.03%	3.67%	4.19%
10 years	1.98	-0.51	2.22	-1.66	-0.07
5 years	-0.06	-2.33	0.30	-3.76	-1.06
3 years	-3.46	-5.53	-3.56	-9.67	-4.70
1 year	-0.15	-2.13	-0.34	-0.02	2.04

See pages 26 through 30 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock seeks to build a high quality municipal bond portfolio that offers an attractive level of tax free income and capital preservation while providing stability and consistency throughout full market cycles. By way of comprehensive sector analysis, a rigorous credit review and sophisticated risk management technology, BlackRock’s seasoned portfolio managers strive to capture market inefficiencies.

As of August 31, 2023, the Sub-adviser for the Morgan Stanley Pathway Municipal Bond Fund (“Fund”) was BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2023, the Fund returned 1.35% compared to its benchmark, the Bloomberg U.S. Municipal BondTM Index xix which returned 1.70%.

Contributors to relative performance included security selection within school districts, an overweight to corporate-backed municipals, and an underweight to AAA bonds. Detractors included duration management, exposures to the education sector, security selection within tobacco and healthcare and an overweight to maturities dated 25+ years.

The following graph depicts the performance of the Bloomberg U.S. Municipal BondTM Indexxix vs. the Lipper General & Insured Municipal Debt Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Municipal BondTM Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Municipal BondTM Index**	Lipper General & Insured Municipal Debt Funds Average**
Since Inception 11/18/1991	4.02%	2.10%	4.77%	4.32%
10 years	2.19	-0.30	2.81	2.61
5 years	1.01	-1.28	1.52	0.99
3 years	-1.64	-3.75	-1.32	-1.65
1 year	1.35	-0.66	1.70	1.16

See pages 26 through 30 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2023, the Sub-adviser for the Morgan Stanley Pathway Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2023, the Fund returned -4.51% compared to its benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index xviii which returned -3.68%.

Interest rate strategies contributed to performance. U.S. and Eurozone curve positioning contributed to performance over the period as yields generally rose over the period. Japanese curve positioning detracted from performance as Japanese yields rose over the period particularly further out on the curve. Breakeven inflation positions overall contributed to performance. Security selection within Eurozone and U.K. breakevens contributed to performance. Modest overweight position during the period in U.S. breakeven inflation contributed to performance. Spread sector strategies were generally neutral to performance. Tactical exposure to agency MBS modestly contributed to performance while legacy RMBS exposure detracted from performance over the period.

The following graph depicts the performance of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Indexxviii vs. the Lipper Inflation Protected Bond Funds Averagexxx

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

INFLATION-LINKED FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
Index and the Lipper Inflation Protected Bond Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since Inception 3/9/2016	2.26%	-0.14%	2.22%	1.79%
10 years	N/A	N/A	2.08	1.54
5 years	2.14	-0.18	2.29	2.03
3 years	-1.81	-3.92	-1.49	-0.86
1 year	-4.51	-6.40	-3.68	-2.99

See pages 26 through 30 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2023, the Sub-adviser for the Morgan Stanley Pathway Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2023, the Fund returned 4.95% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Index xiv which returned 4.44%.

Interest rate strategies contributed to performance. An underweight to U.S. duration, including select short exposure to intermediate rates, contributed to performance as U.S. rates rose over the period. Spread sector strategies generally contributed to performance. Tactical long exposure to financial investment grade corporate credit contributed to performance as spreads tightened over the period. Select exposure to securitized credit particularly commercial MBS and collateralized debt obligations (CDOs)/CLOs contributed to performance. Select exposure to agency MBS detracted from performance as spreads generally tightened over the period. Overall currency strategies were positive for performance. Slight underweight to the U.S. Dollar contributed, while modest tactical exposure to the Australian Dollar detracted from performance.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxiv vs. the Lipper Ultra-Short Obligations Funds Averagexxxi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

ULTRA-SHORT TERM FIXED INCOME FUND^

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index and the Lipper Ultra-Short Obligations Funds Average

^	Since inception March 9, 2016.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra- Short Obligations Funds Average**
Since Inception 3/9/2016	1.88%	-0.50%	1.42%	1.66%
10 years	N/A	N/A	1.07	1.35
5 years	1.80	-0.52	1.68	1.73
3 years	1.52	-0.66	1.63	1.38
1 year	4.95	2.87	4.44	4.37

See pages 26 through 30 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER

• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management (“MSWM”). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

The following graph depicts the performance of the HFRX Global Hedge Fund Indexxxi vs. the Lipper Alternative Multi-Strategy Funds Averagexxxii

During the fiscal one-year period ending August 31, 2023, the Morgan Stanley Pathway Alternative Strategies Fund (“Fund”) returned 2.14% compared to its benchmark, the HFRX Global Hedge Fund Index xxi which returned 0.67%. Contributing to performance were exposures to market neutral, long/short equity, and long/short credit strategies, while detractors included exposures to managed futures, and real assets.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2023

ALTERNATIVE STRATEGIES FUND^

Comparison of $10,000 Investment in the Fund with the HFRX Global Hedge Fund Index and the Lipper Multi-Strategy

^	Since inception February 15, 2018.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2023†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index	Lipper Alternative Multi-Strategy Funds Average
Since Inception 2/15/2018	2.57%	0.22%	1.09%	1.64%
10 years	N/A	N/A	1.58	2.06
5 years	3.10	0.75	1.82	1.99
3 years	3.33	1.11	1.81	2.87
1 year	2.14	0.12	0.67	3.00

See pages 26 through 30 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/wealth-investmentsolutions/cgcm/.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.00%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large- capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The U.S. large-cap Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

v.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The U.S. small-cap Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.	The MSCI EAFE® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Please note that an investor cannot invest directly in an index.

x.	The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Please note that an investor cannot invest directly in an index.

xi.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xii.	The MSCI Emerging Markets Growth Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The MSCI Emerging Markets Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiv.

The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization. Please note that an investor cannot invest directly in an index.

xv.	The Bloomberg U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvi.	The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Please note that an investor cannot invest directly in an index.

xvii.	The Bloomberg U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xviii.	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Please note that an investor cannot invest directly in an index.

xix.	The Bloomberg U.S. Municipal BondTM Index covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xx.	The FTSE Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

xxii.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiii.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxv.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvii.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxviii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxix.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxx.

The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

xxxi.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. The Lipper Ultra-Short Obligations Funds Average invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xxxii.	The Lipper Alternative Multi-Strategy Funds Average — These are equally weighted total returns using funds that by prospectus language seek total return through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments, and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2023 and held for the six months ended August 31, 2023.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expense Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	12.17%	$1,000.00	$1,121.70	0.45%	$2.41
Small-Mid Cap Equity Fund	1.34%	1,000.00	1,013.40	0.60%	3.04
International Equity Fund	5.79%	1,000.00	1,057.90	0.69%	3.58
Emerging Markets Equity Fund	3.59%	1,000.00	1,035.90	0.83%	4.26
Core Fixed Income Fund	1.06%	1,000.00	1,010.60	0.53%	2.69
High Yield Fund	4.33%	1,000.00	1,043.30	0.96%	4.94
International Fixed Income Fund	2.07%	1,000.00	1,020.70	0.88%	4.48
Municipal Bond Fund	0.74%	1,000.00	1,007.40	0.76%	3.85
Inflation-Linked Fixed Income Fund	0.37%	1,000.00	1,003.70	2.18%	11.01
Ultra-Short Term Fixed Income Fund	2.67%	1,000.00	1,026.70	0.69%	3.52
Alternative Strategies Fund	0.89%	1,000.00	1,008.90	0.51%	2.58

(1)	For the six months ended August 31, 2023.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year/period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.94	0.45%	$2.29
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,022.18	0.60%	3.06
International Equity Fund	5.00%	1,000.00	1,021.73	0.69%	3.52
Emerging Markets Equity Fund	5.00%	1,000.00	1,021.02	0.83%	4.23
Core Fixed Income Fund	5.00%	1,000.00	1,022.53	0.53%	2.70
High Yield Fund	5.00%	1,000.00	1,020.37	0.96%	4.89
International Fixed Income Fund	5.00%	1,000.00	1,020.77	0.88%	4.48
Municipal Bond Fund	5.00%	1,000.00	1,021.37	0.76%	3.87
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,014.22	2.18%	11.07
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,021.73	0.69%	3.52
Alternative Strategies Fund	5.00%	1,000.00	1,022.63	0.51%	2.60

(1)	For the six months ended August 31, 2023.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2023

Large Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 97.7%

COMMUNICATION SERVICES — 8.3%

Diversified Telecommunication Services — 0.5%
174,731	AT&T Inc.	$2,584,272
5,774	Frontier Communications Parent Inc.*	92,499
2,850	GCI Liberty Inc.*(a)(b)	–
3,073	Iridium Communications Inc.	150,423
183,225	Verizon Communications Inc.	6,409,211

	Total Diversified Telecommunication Services	9,236,405

Entertainment — 1.6%
19,016	Activision Blizzard Inc.	1,749,282
1,519	AMC Entertainment Holdings Inc., Class A Shares*(c)	19,064
6,683	Electronic Arts Inc.	801,826
577	Liberty Media Corp-Liberty Formula One, Class A Shares*	34,995
4,673	Liberty Media Corp-Liberty Formula One, Class C Shares*	321,456
507	Liberty Media Corp-Liberty Live, Class A Shares*	16,888
1,115	Liberty Media Corp-Liberty Live, Class C Shares*	37,520
54,736	Live Nation Entertainment Inc.*	4,626,834
429	Madison Square Garden Sports Corp., Class A Shares	76,362
24,602	Netflix Inc.*	10,669,395
2,011	Playtika Holding Corp.*	19,627
11,197	ROBLOX Corp., Class A Shares*	316,763
3,005	Roku Inc., Class A Shares*	244,006
11,270	Sea Ltd., ADR*	424,090
3,419	Spotify Technology SA*	526,424
4,022	Take-Two Interactive Software Inc.*	571,928
92,837	Walt Disney Co. (The)*	7,768,600
53,744	Warner Bros Discovery Inc.*	706,196
1,051	World Wrestling Entertainment Inc., Class A Shares	101,474

	Total Entertainment	29,032,730

Interactive Media & Services — 5.2%
319,265	Alphabet Inc., Class A Shares*	43,474,315
125,692	Alphabet Inc., Class C Shares*	17,263,796
1,874	IAC Inc.*	103,688
107,183	Match Group Inc.*	5,023,667
95,039	Meta Platforms Inc., Class A Shares*	28,121,090
14,468	Pinterest Inc., Class A Shares*	397,725
2,913	TripAdvisor Inc.*	44,016
7,605	ZoomInfo Technologies Inc., Class A Shares*	137,042

	Total Interactive Media & Services	94,565,339

Media — 0.9%
130	Cable One Inc.	84,574
2,501	Charter Communications Inc., Class A Shares*	1,095,738
197,588	Comcast Corp., Class A Shares	9,239,215
6,057	DISH Network Corp., Class A Shares*	36,342
84,961	Fox Corp., Class A Shares	2,808,811
3,177	Fox Corp., Class B Shares	96,962
9,401	Interpublic Group of Cos., Inc. (The)	306,567
396	Liberty Broadband Corp., Class A Shares*	37,081
2,877	Liberty Broadband Corp., Class C Shares*	269,172
3,660	Liberty Media Corp-Liberty SiriusXM*	89,450
1,933	Liberty Media Corp-Liberty SiriusXM, Class A Shares*	46,450
3,937	New York Times Co. (The), Class A Shares	174,291
9,283	News Corp., Class A Shares	199,492

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 8.3% — (continued)

Media — 0.9% — (continued)
3,025	News Corp., Class B Shares	$66,550
832	Nexstar Media Group Inc., Class A Shares	135,450
4,845	Omnicom Group Inc.	392,493
181	Paramount Global, Class A Shares(c)	3,323
14,065	Paramount Global, Class B Shares	212,241
15,655	Sirius XM Holdings Inc.(c)	68,882
10,749	Trade Desk Inc. (The), Class A Shares*	860,243

	Total Media	16,223,327

Wireless Telecommunication Services — 0.1%
13,255	T-Mobile US Inc.*	1,805,994

	TOTAL COMMUNICATION SERVICES	150,863,795

CONSUMER DISCRETIONARY — 9.6%

Automobile Components — 0.4%
48,370	Aptiv PLC*	4,907,137
5,687	BorgWarner Inc.	231,745
5,537	Gentex Corp.	180,839
1,457	Lear Corp.	209,939
30,469	Mobileye Global Inc., Class A Shares*	1,081,954
1,093	Phinia Inc.*	30,385
7,193	QuantumScape Corp., Class A Shares*(c)	51,358

	Total Automobile Components	6,693,357

Automobiles — 1.3%
95,746	Ford Motor Co.	1,161,399
98,116	General Motors Co.	3,287,867
3,195	Harley-Davidson Inc.	107,831
18,163	Lucid Group Inc.*(c)	114,064
12,582	Rivian Automotive Inc., Class A Shares*	285,989
73,941	Tesla Inc.*	19,082,693
1,276	Thor Industries Inc.	133,750

	Total Automobiles	24,173,593

Broadline Retail — 2.8%
350,379	Amazon.com Inc.*	48,355,806
26,722	Coupang Inc., Class A Shares*	507,184
13,036	eBay Inc.	583,752
3,023	Etsy Inc.*	222,402
2,792	Kohl’s Corp.	74,379
6,423	Macy’s Inc.	78,553
2,693	Nordstrom Inc.	43,680
1,516	Ollie’s Bargain Outlet Holdings Inc.*	116,853

	Total Broadline Retail	49,982,609

Distributors — 0.6%
3,421	Genuine Parts Co.	525,910
185,820	LKQ Corp.	9,761,124
926	Pool Corp.	338,546

	Total Distributors	10,625,580

Diversified Consumer Services — 0.0%@
4,867	ADT Inc.	31,246
1,443	Bright Horizons Family Solutions Inc.*	136,248
692	Grand Canyon Education Inc.*	81,137
3,557	H&R Block Inc.	142,209

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 9.6% — (continued)

Diversified Consumer Services — 0.0%@ — (continued)
1,825	Mister Car Wash Inc.*	$13,213
3,628	Service Corp. International	228,963

	Total Diversified Consumer Services	633,016

Hotels, Restaurants & Leisure — 2.1%
9,891	Airbnb Inc., Class A Shares*	1,301,161
5,709	Aramark	212,261
2,118	Booking Holdings Inc.*	6,576,454
1,722	Boyd Gaming Corp.	115,150
5,015	Caesars Entertainment Inc.*	277,129
24,239	Carnival Corp.*	383,461
2,332	Chipotle Mexican Grill Inc., Class A Shares*	4,492,924
786	Choice Hotels International Inc.	99,743
1,767	Churchill Downs Inc.	221,370
24,940	Darden Restaurants Inc.	3,878,419
863	Domino’s Pizza Inc.	334,326
7,359	DoorDash Inc., Class A Shares*	619,113
10,194	DraftKings Inc., Class A Shares*	302,252
3,522	Expedia Group Inc.*	381,750
6,271	Hilton Worldwide Holdings Inc.	932,184
1,100	Hyatt Hotels Corp., Class A Shares	123,651
8,071	Las Vegas Sands Corp.	442,775
6,157	Marriott International Inc., Class A Shares	1,253,011
855	Marriott Vacations Worldwide Corp.	92,930
17,799	McDonald’s Corp.	5,004,189
7,549	MGM Resorts International	332,005
10,403	Norwegian Cruise Line Holdings Ltd.*	172,378
3,523	Penn Entertainment Inc.*	83,460
2,078	Planet Fitness Inc., Class A Shares*	126,342
5,708	Royal Caribbean Cruises Ltd.*	564,750
27,535	Starbucks Corp.	2,683,010
1,645	Texas Roadhouse Inc., Class A Shares	171,245
1,884	Travel + Leisure Co.	75,737
21,788	Vail Resorts Inc.	4,931,060
3,955	Wendy’s Co. (The)	78,269
750	Wingstop Inc.	120,480
1,980	Wyndham Hotels & Resorts Inc.	149,272
2,533	Wynn Resorts Ltd.	256,796
6,840	Yum! Brands Inc.	884,959

	Total Hotels, Restaurants & Leisure	37,674,016

Household Durables — 0.2%
7,591	DR Horton Inc.	903,481
3,747	Garmin Ltd.	397,257
3,297	Leggett & Platt Inc.	92,975
6,067	Lennar Corp., Class A Shares	722,519
406	Lennar Corp., Class B Shares	43,304
1,248	Mohawk Industries Inc.*	126,535
8,999	Newell Brands Inc.	95,209
72	NVR Inc.*	459,168
5,441	PulteGroup Inc.	446,489
3,981	Tempur Sealy International Inc.	185,992
2,702	Toll Brothers Inc.	221,375
792	TopBuild Corp.*	229,743
1,310	Whirlpool Corp.	183,348

	Total Household Durables	4,107,395

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 9.6% — (continued)

Leisure Products — 0.0%@
1,765	Brunswick Corp.	$139,647
3,219	Hasbro Inc.	231,768
8,734	Mattel Inc.*	193,545
7,512	Peloton Interactive Inc., Class A Shares*	47,927
1,336	Polaris Inc.	149,752
2,150	YETI Holdings Inc.*	107,393

	Total Leisure Products	870,032

Specialty Retail — 1.4%
1,418	Advance Auto Parts Inc.	97,587
832	AutoNation Inc.*	130,699
448	AutoZone Inc.*	1,134,036
5,604	Bath & Body Works Inc.	206,619
4,681	Best Buy Co., Inc.	357,862
1,595	Burlington Stores Inc.*	258,805
3,852	CarMax Inc.*	314,631
1,465	Dick’s Sporting Goods Inc.	170,438
1,336	Five Below Inc.*	229,739
2,537	Floor & Decor Holdings Inc., Class A Shares*	252,939
6,434	GameStop Corp., Class A Shares*	119,351
4,370	Gap Inc. (The)	50,605
24,717	Home Depot Inc. (The)	8,164,025
644	Lithia Motors Inc., Class A Shares	198,365
32,683	Lowe’s Cos., Inc.	7,532,778
494	Murphy USA Inc.	156,914
1,489	O’Reilly Automotive Inc.*	1,399,213
598	Penske Automotive Group Inc.	98,251
1,943	Petco Health & Wellness Co., Inc., Class A Shares*	9,890
441	RH*	161,049
8,192	Ross Stores Inc.	997,867
28,108	TJX Cos., Inc. (The)	2,599,428
2,671	Tractor Supply Co.	583,613
1,220	Ulta Beauty Inc.*	506,337
4,188	Valvoline Inc.	144,235
1,832	Victoria’s Secret & Co.*	35,138
2,005	Wayfair Inc., Class A Shares*	138,566
1,602	Williams-Sonoma Inc.	226,202

	Total Specialty Retail	26,275,182

Textiles, Apparel & Luxury Goods — 0.8%
3,002	Capri Holdings Ltd.*	157,575
850	Carter’s Inc.	60,835
872	Columbia Sportswear Co.	63,952
1,497	Crocs Inc.*	145,718
639	Deckers Outdoor Corp.*	338,089
7,967	lululemon athletica Inc.*	3,037,498
90,165	NIKE Inc., Class B Shares	9,170,682
1,498	PVH Corp.	125,233
973	Ralph Lauren Corp., Class A Shares	113,481
3,362	Skechers USA Inc., Class A Shares*	169,142
5,848	Tapestry Inc.	194,855
4,131	Under Armour Inc., Class A Shares*	31,561
5,012	Under Armour Inc., Class C Shares*	34,533
8,659	V.F. Corp.	171,102

	Total Textiles, Apparel & Luxury Goods	13,814,256

	TOTAL CONSUMER DISCRETIONARY	174,849,036

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 5.4%

Beverages — 1.3%
231	Boston Beer Co., Inc. (The), Class A Shares*	$84,414
1,133	Brown-Forman Corp., Class A Shares	76,172
4,484	Brown-Forman Corp., Class B Shares	296,527
1,335	Celsius Holdings Inc.*	261,713
95,055	Coca-Cola Co. (The)	5,687,141
3,732	Constellation Brands Inc., Class A Shares	972,410
23,253	Keurig Dr Pepper Inc.	782,463
4,262	Molson Coors Beverage Co., Class B Shares	270,594
86,112	Monster Beverage Corp.*	4,943,690
54,778	PepsiCo Inc.	9,746,102

	Total Beverages	23,121,226

Consumer Staples Distribution & Retail — 1.4%
10,160	Albertsons Cos., Inc., Class A Shares	227,584
3,275	BJ’s Wholesale Club Holdings Inc.*	220,702
908	Casey’s General Stores Inc.	221,924
16,794	Costco Wholesale Corp.	9,224,608
5,344	Dollar General Corp.	740,144
5,087	Dollar Tree Inc.*	622,445
2,438	Grocery Outlet Holding Corp.*	75,212
15,917	Kroger Co. (The)	738,390
3,736	Performance Food Group Co.*	232,118
12,381	Sysco Corp.	862,337
37,509	Target Corp.	4,746,764
5,524	US Foods Holding Corp.*	223,335
17,473	Walgreens Boots Alliance Inc.	442,242
34,837	Walmart Inc.	5,664,845

	Total Consumer Staples Distribution & Retail	24,242,650

Food Products — 0.9%
13,233	Archer-Daniels-Midland Co.	1,049,377
3,641	Bunge Ltd.	416,239
4,734	Campbell Soup Co.	197,408
11,601	Conagra Brands Inc.	346,638
3,883	Darling Ingredients Inc.*	239,814
4,476	Flowers Foods Inc.	105,455
1,152	Freshpet Inc.*	86,987
14,332	General Mills Inc.	969,703
3,593	Hershey Co. (The)	771,992
7,059	Hormel Foods Corp.	272,407
1,641	Ingredion Inc.	168,875
2,514	J.M. Smucker Co. (The)	364,404
6,337	Kellogg Co.	386,684
19,597	Kraft Heinz Co. (The)	648,465
3,544	Lamb Weston Holdings Inc.	345,221
6,129	McCormick & Co., Inc., Class VTG Shares	503,068
95,192	Mondelez International Inc., Class A Shares	6,783,382
1,166	Pilgrim’s Pride Corp.*	29,337
1,309	Post Holdings Inc.*	117,430
5	Seaboard Corp.	18,852
42,568	Tyson Foods Inc., Class A Shares	2,267,597

	Total Food Products	16,089,335

Household Products — 0.8%
5,958	Church & Dwight Co., Inc.	576,556
3,016	Clorox Co. (The)	471,853

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 5.4% — (continued)

Household Products — 0.8% — (continued)
20,027	Colgate-Palmolive Co.	$1,471,384
8,220	Kimberly-Clark Corp.	1,058,983
72,278	Procter & Gamble Co. (The)	11,155,386
1,183	Reynolds Consumer Products Inc.	32,284
974	Spectrum Brands Holdings Inc.	81,007

	Total Household Products	14,847,453

Personal Care Products — 0.7%
9,118	Coty Inc., Class A Shares*	105,404
63,925	Estee Lauder Cos., Inc. (The), Class A Shares	10,261,880
126,996	Kenvue Inc.	2,927,258
3,001	Olaplex Holdings Inc.*	8,133

	Total Personal Care Products	13,302,675

Tobacco — 0.3%
43,591	Altria Group Inc.	1,927,594
37,875	Philip Morris International Inc.	3,638,273

	Total Tobacco	5,565,867

	TOTAL CONSUMER STAPLES	97,169,206

ENERGY — 3.9%

Energy Equipment & Services — 0.5%
24,712	Baker Hughes Co., Class A Shares	894,327
21,915	Halliburton Co.	846,357
9,664	NOV Inc.	204,200
133,332	Schlumberger NV	7,861,255
10,794	TechnipFMC PLC	205,518

	Total Energy Equipment & Services	10,011,657

Oil, Gas & Consumable Fuels — 3.4%
8,353	Antero Midstream Corp.	101,238
6,894	Antero Resources Corp.*	190,757
7,461	APA Corp.	327,090
5,915	Cheniere Energy Inc.	965,328
3,093	Chesapeake Energy Corp.	272,834
43,183	Chevron Corp.	6,956,781
79,119	ConocoPhillips	9,417,535
18,278	Coterra Energy Inc.	515,257
15,635	Devon Energy Corp.	798,792
4,419	Diamondback Energy Inc.	670,716
2,317	DT Midstream Inc.	121,156
46,417	EOG Resources Inc.	5,970,155
8,836	EQT Corp.	381,892
183,472	Exxon Mobil Corp.	20,400,252
6,779	Hess Corp.	1,047,355
3,469	HF Sinclair Corp.	191,107
47,846	Kinder Morgan Inc.	823,908
15,071	Marathon Oil Corp.	397,121
10,770	Marathon Petroleum Corp.	1,537,633
1,579	New Fortress Energy Inc., Class A Shares	49,012
17,020	Occidental Petroleum Corp.	1,068,686
10,902	ONEOK Inc.	710,810
5,960	Ovintiv Inc.	279,882
32,042	Phillips 66	3,657,915
5,679	Pioneer Natural Resources Co.	1,351,204

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 3.9% — (continued)

Oil, Gas & Consumable Fuels — 3.4% — (continued)
5,705	Range Resources Corp.	$184,728
26,744	Southwestern Energy Co.*	181,324
5,453	Targa Resources Corp.	470,321
141	Texas Pacific Land Corp.	265,750
8,794	Valero Energy Corp.	1,142,341
29,710	Williams Cos., Inc. (The)	1,025,886

	Total Oil, Gas & Consumable Fuels	61,474,766

	TOTAL ENERGY	71,486,423

FINANCIALS — 13.4%

Banks — 2.7%
331,731	Bank of America Corp.	9,510,728
2,683	Bank OZK	107,776
656	BOK Financial Corp.	54,520
47,467	Citigroup Inc.	1,959,912
11,775	Citizens Financial Group Inc.	331,231
4,844	Columbia Banking System Inc.	99,205
3,255	Comerica Inc.	156,598
2,707	Commerce Bancshares Inc.	132,887
1,457	Cullen/Frost Bankers Inc.	137,730
3,470	East West Bancorp Inc.	192,030
16,555	Fifth Third Bancorp	439,535
272	First Citizens BancShares Inc., Class A Shares	370,029
3,053	First Hawaiian Inc.	57,732
13,131	First Horizon Corp.	164,794
8,438	FNB Corp.	98,134
35,078	Huntington Bancshares Inc.	389,015
130,539	JPMorgan Chase & Co.	19,101,772
22,718	KeyCorp	257,395
4,004	M&T Bank Corp.	500,700
17,361	New York Community Bancorp Inc.	213,193
56,259	NU Holdings Ltd., Class A Shares*	385,374
1,767	Pinnacle Financial Partners Inc.	117,612
9,718	PNC Financial Services Group Inc. (The)	1,173,254
1,787	Popular Inc.	122,016
2,068	Prosperity Bancshares Inc.	117,483
22,795	Regions Financial Corp.	418,060
3,429	Synovus Financial Corp.	106,162
65,764	Truist Financial Corp.	2,009,090
37,395	US Bancorp	1,366,039
4,322	Webster Financial Corp.	183,296
189,361	Wells Fargo & Co.	7,818,716
2,750	Western Alliance Bancorp	137,528
1,522	Wintrust Financial Corp.	118,122
3,487	Zions Bancorp NA	123,789

	Total Banks	48,471,457

Capital Markets — 3.8%
846	Affiliated Managers Group Inc.	113,372
2,565	Ameriprise Financial Inc.	865,893
3,908	Ares Management Corp., Class A Shares	404,244
19,276	Bank of New York Mellon Corp. (The)	864,914
10,937	BlackRock Inc., Class A Shares	7,661,806
17,215	Blackstone Inc.	1,831,160
10,894	Blue Owl Capital Inc., Class A Shares	130,183

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.4% — (continued)

Capital Markets — 3.8% — (continued)
5,184	Carlyle Group Inc. (The)	$167,702
2,565	Cboe Global Markets Inc.	384,006
80,715	Charles Schwab Corp. (The)	4,774,292
8,762	CME Group Inc., Class A Shares	1,775,882
4,064	Coinbase Global Inc., Class A Shares*	323,494
869	Evercore Inc., Class A Shares	121,703
936	FactSet Research Systems Inc.	408,480
7,001	Franklin Resources Inc.	187,207
7,880	Goldman Sachs Group Inc. (The)	2,582,355
1,260	Houlihan Lokey Inc., Class A Shares	132,728
2,433	Interactive Brokers Group Inc., Class A Shares	221,598
46,975	Intercontinental Exchange Inc.	5,542,580
8,766	Invesco Ltd.	139,555
3,359	Janus Henderson Group PLC	92,272
4,899	Jefferies Financial Group Inc.	174,845
15,755	KKR & Co., Inc., Class Miscella Shares	989,572
2,668	Lazard Ltd., Class A Shares	92,686
1,902	LPL Financial Holdings Inc.	438,582
865	MarketAxess Holdings Inc.	208,404
3,872	Moody’s Corp.	1,304,090
29,342	Morgan Stanley(d)	2,498,471
627	Morningstar Inc.	145,884
8,593	MSCI Inc., Class A Shares	4,671,327
8,330	Nasdaq Inc.	437,158
4,997	Northern Trust Corp.	380,122
4,766	Raymond James Financial Inc.	498,476
16,185	Robinhood Markets Inc., Class A Shares*	176,255
64,646	S&P Global Inc.	25,267,536
2,431	SEI Investments Co.	150,868
28,072	State Street Corp.	1,929,669
2,444	Stifel Financial Corp.	158,909
5,379	T. Rowe Price Group Inc.	603,685
1,564	TPG Inc., Class A Shares	43,980
2,798	Tradeweb Markets Inc., Class A Shares	241,831
2,150	Virtu Financial Inc., Class A Shares	40,291
8,170	XP Inc., Class A Shares*	207,028

	Total Capital Markets	69,385,095

Consumer Finance — 0.4%
6,877	Ally Financial Inc.	190,424
28,438	American Express Co.	4,492,920
9,248	Capital One Financial Corp.	946,903
147	Credit Acceptance Corp.*	73,760
6,182	Discover Financial Services	556,813
2,681	OneMain Holdings Inc., Class A Shares	111,288
5,972	SLM Corp.	85,041
22,364	SoFi Technologies Inc.*	193,672
10,712	Synchrony Financial	345,784

	Total Consumer Finance	6,996,605

Financial Services — 4.6%
5,129	Affirm Holdings Inc., Class A Shares*(c)	106,734
12,726	Apollo Global Management Inc.	1,111,489
59,601	Berkshire Hathaway Inc., Class B Shares*	21,468,280
13,225	Block Inc., Class A Shares*	762,421

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.4% — (continued)

Financial Services — 4.6% — (continued)
8,630	Equitable Holdings Inc.	$248,544
1,108	Euronet Worldwide Inc.*	96,795
148,945	Fidelity National Information Services Inc.	8,320,068
15,006	Fiserv Inc.*	1,821,578
1,753	FleetCor Technologies Inc.*	476,343
6,382	Global Payments Inc.	808,536
1,773	Jack Henry & Associates Inc.	277,971
20,476	MasterCard Inc., Class A Shares	8,449,217
6,731	MGIC Investment Corp.	118,331
113,672	PayPal Holdings Inc.*	7,105,637
2,586	Rocket Cos., Inc., Class A Shares*	27,618
1,325	Shift4 Payments Inc., Class A Shares*	75,247
1,501	TFS Financial Corp.	20,429
8,661	Toast Inc., Class A Shares*	192,014
3,045	UWM Holdings Corp.	18,148
129,460	Visa Inc., Class A Shares	31,805,733
2,299	Voya Financial Inc.	160,194
7,080	Western Union Co. (The)	87,438
1,042	WEX Inc.*	204,419

	Total Financial Services	83,763,184

Insurance — 1.9%
14,683	Aflac Inc.	1,094,911
6,398	Allstate Corp. (The)	689,768
1,774	American Financial Group Inc.	205,642
17,898	American International Group Inc.	1,047,391
4,934	Aon PLC, Class A Shares	1,644,946
8,724	Arch Capital Group Ltd.*	670,527
5,165	Arthur J. Gallagher & Co.	1,190,429
1,187	Assurant Inc.	165,385
1,327	Assured Guaranty Ltd.	78,081
1,927	Axis Capital Holdings Ltd.	105,715
1,708	Brighthouse Financial Inc.*	84,819
5,782	Brown & Brown Inc.	428,446
10,059	Chubb Ltd.	2,020,551
3,744	Cincinnati Financial Corp.	396,078
623	CNA Financial Corp.	24,503
1,032	Everest Group Ltd.	372,222
6,097	Fidelity National Financial Inc.	252,416
2,442	First American Financial Corp.	150,623
2,173	Globe Life Inc.	242,442
835	Hanover Insurance Group Inc. (The)	89,111
57,776	Hartford Financial Services Group Inc. (The)	4,149,472
1,538	Kemper Corp.	72,240
536	Kinsale Capital Group Inc.	213,666
4,059	Lincoln National Corp.	104,154
4,591	Loews Corp.	285,055
320	Markel Group Inc.*	473,254
27,680	Marsh & McLennan Cos., Inc.	5,397,323
15,780	MetLife Inc.	999,505
6,651	Old Republic International Corp.	181,905
888	Primerica Inc.	178,452
5,896	Principal Financial Group Inc.	458,178
14,263	Progressive Corp. (The)	1,903,683
27,243	Prudential Financial Inc.	2,579,095

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.4% — (continued)

Insurance — 1.9% — (continued)
1,628	Reinsurance Group of America Inc., Class A Shares	$225,673
1,197	RenaissanceRe Holdings Ltd.	224,904
1,011	RLI Corp.	132,967
2,262	Ryan Specialty Holdings Inc., Class A Shares*	110,273
22,124	Travelers Cos., Inc. (The)	3,567,053
4,889	Unum Group	240,490
65	White Mountains Insurance Group Ltd.	103,265
2,599	Willis Towers Watson PLC	537,369
5,186	WR Berkley Corp.	320,806

	Total Insurance	33,412,788

Mortgage Real Estate Investment Trusts (REITs) — 0.0%@
14,281	AGNC Investment Corp.	141,525
12,037	Annaly Capital Management Inc.	243,990
11,745	Rithm Capital Corp.	121,091
7,187	Starwood Property Trust Inc.	146,830

	Total Mortgage Real Estate Investment Trusts (REITs)	653,436

	TOTAL FINANCIALS	242,682,565

HEALTH CARE — 14.9%

Biotechnology — 1.8%
63,348	AbbVie Inc.	9,309,622
3,019	Alnylam Pharmaceuticals Inc.*	597,219
13,038	Amgen Inc.	3,342,161
2,442	Apellis Pharmaceuticals Inc.*	103,077
3,514	Biogen Inc.*	939,503
36,030	BioMarin Pharmaceutical Inc.*	3,292,421
39,821	Exact Sciences Corp.*	3,331,823
7,910	Exelixis Inc.*	177,105
30,504	Gilead Sciences Inc.	2,332,946
5,463	Horizon Therapeutics PLC*	615,899
4,495	Incyte Corp.*	290,062
3,377	Ionis Pharmaceuticals Inc.*	135,992
877	Karuna Therapeutics Inc.*	164,665
1,034	Mirati Therapeutics Inc.*	38,465
8,205	Moderna Inc.*	927,739
2,524	Natera Inc.*	148,234
2,356	Neurocrine Biosciences Inc.*	256,545
2,528	Regeneron Pharmaceuticals Inc.*	2,089,367
5,683	Roivant Sciences Ltd.*	65,752
13,598	Sarepta Therapeutics Inc.*	1,645,494
3,418	Seagen Inc.*	704,347
1,578	Ultragenyx Pharmaceutical Inc.*	58,055
1,101	United Therapeutics Corp.*	247,020
6,287	Vertex Pharmaceuticals Inc.*	2,190,014

	Total Biotechnology	33,003,527

Health Care Equipment & Supplies — 3.7%
95,767	Abbott Laboratories	9,854,424
41,470	Alcon Inc.	3,441,595
1,862	Align Technology Inc.*	689,201
12,330	Baxter International Inc.	500,598
13,034	Becton Dickinson and Co.	3,642,351
133,548	Boston Scientific Corp.*	7,203,579
1,185	Cooper Cos., Inc. (The)	438,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.9% — (continued)

Health Care Equipment & Supplies — 3.7% — (continued)
5,035	DENTSPLY SIRONA Inc.	$186,748
49,230	DexCom Inc.*	4,971,245
14,691	Edwards Lifesciences Corp.*	1,123,421
1,292	Enovis Corp.*	72,404
229,111	Envista Holdings Corp.*	7,336,134
9,512	GE HealthCare Technologies Inc.	670,120
2,658	Globus Medical Inc., Class A Shares*	143,798
5,926	Hologic Inc.*	442,909
488	ICU Medical Inc.*	70,775
2,009	IDEXX Laboratories Inc.*	1,027,423
702	Inspire Medical Systems Inc.*	159,270
14,985	Insulet Corp.*	2,872,774
1,619	Integra LifeSciences Holdings Corp.*	68,872
34,291	Intuitive Surgical Inc.*	10,722,110
1,183	Masimo Corp.*	135,193
32,417	Medtronic PLC	2,641,986
2,658	Novocure Ltd.*	58,636
884	Penumbra Inc.*	233,818
1,302	QuidelOrtho Corp.*	107,233
3,541	ResMed Inc.	565,108
884	Shockwave Medical Inc.*	194,825
2,419	STERIS PLC	555,378
18,770	Stryker Corp.	5,322,234
1,518	Tandem Diabetes Care Inc.*	41,532
1,146	Teleflex Inc.	243,800
5,122	Zimmer Biomet Holdings Inc.	610,133

	Total Health Care Equipment & Supplies	66,348,065

Health Care Providers & Services — 3.5%
2,224	Acadia Healthcare Co., Inc.*	171,470
6,732	agilon health Inc.*	119,291
758	Amedisys Inc.*	71,062
6,292	Cardinal Health Inc.	549,480
27,567	Cencora Inc.	4,851,241
13,375	Centene Corp.*	824,569
362	Chemed Corp.	185,141
7,125	Cigna Group (The)	1,968,353
82,250	CVS Health Corp.	5,360,232
1,354	DaVita Inc.*	138,677
5,786	Elevance Health Inc.	2,557,470
2,458	Encompass Health Corp.	174,616
4,990	HCA Healthcare Inc.	1,383,727
3,148	Henry Schein Inc.*	240,948
3,048	Humana Inc.	1,407,048
97,795	Laboratory Corp. of America Holdings	20,351,139
3,343	McKesson Corp.	1,378,386
1,409	Molina Healthcare Inc.*	436,959
2,994	Premier Inc., Class A Shares	64,461
2,731	Quest Diagnostics Inc.	359,127
3,561	R1 RCM Inc.*	61,392
2,533	Tenet Healthcare Corp.*	196,459
43,846	UnitedHealth Group Inc.	20,896,127
1,484	Universal Health Services Inc., Class B Shares	199,895

	Total Health Care Providers & Services	63,947,270

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.9% — (continued)

Health Care Technology — 0.1%
2,793	Certara Inc.*	$45,135
2,603	Doximity Inc., Class A Shares*	62,055
4,140	Teladoc Health Inc.*	93,730
3,532	Veeva Systems Inc., Class A Shares*	737,128

	Total Health Care Technology	938,048

Life Sciences Tools & Services — 1.7%
2,272	10X Genomics Inc., Class A Shares*	117,803
7,204	Agilent Technologies Inc.	872,188
127,428	Avantor Inc.*	2,758,816
1,652	Azenta Inc.*	93,222
524	Bio-Rad Laboratories Inc., Class A Shares*	209,705
3,794	Bio-Techne Corp.	297,450
2,514	Bruker Corp.	164,918
1,237	Charles River Laboratories International Inc.*	255,836
16,063	Danaher Corp.	4,256,695
2,062	Fortrea Holdings Inc.*	56,808
1,987	ICON PLC, ADR*	516,501
13,725	Illumina Inc.*	2,267,645
4,497	IQVIA Holdings Inc.*	1,001,167
2,546	Maravai LifeSciences Holdings Inc., Class A Shares*	26,326
585	Medpace Holdings Inc.*	158,108
531	Mettler-Toledo International Inc.*	644,358
5,544	QIAGEN NV*	252,197
1,356	Repligen Corp.*	235,822
3,079	Revvity Inc.	360,335
2,422	Sotera Health Co.*	39,091
2,467	Syneos Health Inc., Class A Shares*	105,415
26,185	Thermo Fisher Scientific Inc.	14,587,664
1,428	Waters Corp.*	400,982
1,805	West Pharmaceutical Services Inc.	734,455

	Total Life Sciences Tools & Services	30,413,507

Pharmaceuticals — 4.1%
109,854	Bristol-Myers Squibb Co.	6,772,499
4,386	Catalent Inc.*	219,169
11,947	Elanco Animal Health Inc.*	145,753
36,486	Eli Lilly & Co.	20,220,541
1,515	Jazz Pharmaceuticals PLC*	217,191
140,640	Johnson & Johnson	22,738,675
124,982	Merck & Co., Inc.	13,620,538
6,452	Organon & Co.	141,686
3,302	Perrigo Co. PLC	115,570
137,904	Pfizer Inc.	4,879,044
9,055	Royalty Pharma PLC, Class A Shares	270,020
29,207	Viatris Inc.	313,975
28,666	Zoetis Inc., Class A Shares	5,461,160

	Total Pharmaceuticals	75,115,821

	TOTAL HEALTH CARE	269,766,238

INDUSTRIALS — 10.7%

Aerospace & Defense — 1.6%
1,696	Axon Enterprise Inc.*	361,095
13,609	Boeing Co. (The)*	3,048,824
2,175	BWX Technologies Inc.	160,428

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.7% — (continued)

Aerospace & Defense — 1.6% — (continued)
905	Curtiss-Wright Corp.	$188,231
5,973	General Dynamics Corp.	1,353,721
1,115	HEICO Corp.	188,112
1,948	HEICO Corp., Class A Shares	263,818
1,983	Hexcel Corp.	145,354
9,250	Howmet Aerospace Inc.	457,597
960	Huntington Ingalls Industries Inc.	211,507
4,614	L3Harris Technologies Inc.	821,707
5,519	Lockheed Martin Corp.	2,474,444
1,373	Mercury Systems Inc.*	53,890
8,038	Northrop Grumman Corp.	3,481,177
124,922	RTX Corp.	10,748,289
2,513	Spirit AeroSystems Holdings Inc., Class A Shares	53,577
50,417	Textron Inc.	3,917,905
1,279	TransDigm Group Inc.*	1,156,024
1,396	Woodward Inc.	180,601

	Total Aerospace & Defense	29,266,301

Air Freight & Logistics — 0.4%
2,829	CH Robinson Worldwide Inc.	255,827
3,716	Expeditors International of Washington Inc.	433,694
5,659	FedEx Corp.	1,477,112
2,853	GXO Logistics Inc.*	182,506
33,984	United Parcel Service Inc., Class B Shares	5,756,890

	Total Air Freight & Logistics	8,106,029

Building Products — 1.0%
1,511	Advanced Drainage Systems Inc.	193,650
2,140	Allegion PLC	243,553
2,963	AO Smith Corp.	214,818
1,059	Armstrong World Industries Inc.	81,109
2,988	AZEK Co., Inc. (The), Class A Shares*	101,622
3,105	Builders FirstSource Inc.*	450,349
1,236	Carlisle Cos., Inc.	325,093
87,812	Carrier Global Corp.	5,044,799
3,018	Fortune Brands Innovations Inc.	208,302
2,692	Hayward Holdings Inc.*	39,842
16,762	Johnson Controls International PLC	989,964
779	Lennox International Inc.	293,535
5,483	Masco Corp.	323,552
26,706	Owens Corning	3,843,260
25,363	Trane Technologies PLC	5,206,009
2,620	Trex Co., Inc.*	186,989

	Total Building Products	17,746,446

Commercial Services & Supplies — 0.8%
2,114	Cintas Corp.	1,065,815
1,270	Clean Harbors Inc.*	215,062
20,930	Copart Inc.*	938,292
1,448	Driven Brands Holdings Inc.*	21,792
912	MSA Safety Inc.	166,604
4,429	RB Global Inc.	273,358
5,038	Republic Services Inc., Class A Shares	726,127
5,399	Rollins Inc.	213,639
2,262	Stericycle Inc.*	100,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.7% — (continued)

Commercial Services & Supplies — 0.8% — (continued)
1,311	Tetra Tech Inc.	$206,286
69,110	Waste Management Inc.	10,835,066

	Total Commercial Services & Supplies	14,762,044

Construction & Engineering — 0.6%
3,192	AECOM	280,098
1,146	EMCOR Group Inc.	256,991
1,515	MasTec Inc.*	150,727
4,782	MDU Resources Group Inc.	97,362
50,727	Quanta Services Inc.	10,646,075
496	Valmont Industries Inc.	125,736
4,850	WillScot Mobile Mini Holdings Corp.*	198,947

	Total Construction & Engineering	11,755,936

Electrical Equipment — 0.6%
762	Acuity Brands Inc.	122,895
5,610	AMETEK Inc.	894,851
7,292	ChargePoint Holdings Inc.*(c)	52,211
28,269	Eaton Corp. PLC	6,512,330
13,927	Emerson Electric Co.	1,368,328
1,471	Generac Holdings Inc.*	174,770
1,306	Hubbell Inc., Class B Shares	425,821
4,045	nVent Electric PLC	228,704
13,056	Plug Power Inc.*(c)	110,454
1,628	Regal Rexnord Corp.	264,045
2,803	Rockwell Automation Inc.	874,760
3,588	Sensata Technologies Holding PLC	134,981
4,946	Sunrun Inc.*	77,306
7,880	Vertiv Holdings Co., Class A Shares	310,393

	Total Electrical Equipment	11,551,849

Ground Transportation — 1.1%
476	Avis Budget Group Inc.*	101,574
180,647	CSX Corp.	5,455,539
4,858	Hertz Global Holdings Inc.*	82,343
2,007	JB Hunt Transport Services Inc.	377,075
3,812	Knight-Swift Transportation Holdings Inc., Class A Shares	208,974
893	Landstar System Inc.	169,500
7,195	Lyft Inc., Class A Shares*	84,757
5,544	Norfolk Southern Corp.	1,136,575
2,406	Old Dominion Freight Line Inc.	1,028,252
1,175	Ryder System Inc.	118,322
648	Saia Inc.*	276,178
1,269	Schneider National Inc., Class B Shares	36,687
119,572	Uber Technologies Inc.*	5,647,386
219	U-Haul Holding Co.	12,476
1,990	U-Haul Holding Co.-Non Voting	105,948
24,977	Union Pacific Corp.	5,509,177
2,777	XPO Inc.*	207,248

	Total Ground Transportation	20,558,011

Industrial Conglomerates — 0.7%
13,418	3M Co.	1,431,298
26,459	General Electric Co.	3,028,497
43,836	Honeywell International Inc.	8,238,538

	Total Industrial Conglomerates	12,698,333

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.7% — (continued)

Machinery — 2.2%
1,526	AGCO Corp.	$197,663
2,285	Allison Transmission Holdings Inc.	138,128
26,626	Caterpillar Inc.	7,485,367
23,833	CNH Industrial NV	328,419
1,121	Crane Co.	102,146
3,459	Cummins Inc.(c)	795,708
6,656	Deere & Co.	2,735,217
2,892	Donaldson Co., Inc.	184,712
3,402	Dover Corp.	504,517
1,326	Esab Corp.	95,697
3,086	Flowserve Corp.	122,113
8,626	Fortive Corp.	680,160
3,074	Gates Industrial Corp. PLC*	37,749
4,074	Graco Inc.	321,602
1,844	IDEX Corp.	417,482
7,401	Illinois Tool Works Inc.	1,830,637
9,872	Ingersoll Rand Inc.	687,190
1,961	ITT Inc.	200,571
1,361	Lincoln Electric Holdings Inc.	261,938
1,321	Middleby Corp. (The)*	192,324
1,395	Nordson Corp.	340,575
1,555	Oshkosh Corp.	161,456
120,938	Otis Worldwide Corp.	10,346,246
12,507	PACCAR Inc.	1,029,201
17,299	Parker-Hannifin Corp.	7,211,953
4,000	Pentair PLC	281,040
705	RBC Bearings Inc.*	162,531
1,269	Snap-on Inc.	340,853
3,733	Stanley Black & Decker Inc.	352,321
1,523	Timken Co. (The)	116,388
2,538	Toro Co. (The)	259,688
4,349	Westinghouse Air Brake Technologies Corp.	489,349
5,784	Xylem Inc.	598,875

	Total Machinery	39,009,816

Marine Transportation — 0.0%@
1,465	Kirby Corp.*	121,346

Passenger Airlines — 0.2%
3,125	Alaska Air Group Inc.*	131,156
15,837	American Airlines Group Inc.*	233,279
15,652	Delta Air Lines Inc.	671,158
71,273	Southwest Airlines Co.	2,252,227
7,966	United Airlines Holdings Inc.*	396,786

	Total Passenger Airlines	3,684,606

Professional Services — 1.0%
10,093	Automatic Data Processing Inc.	2,569,779
3,171	Booz Allen Hamilton Holding Corp., Class A Shares	359,306
2,858	Broadridge Financial Solutions Inc.	532,188
546	CACI International Inc., Class A Shares*	179,093
3,596	Ceridian HCM Holding Inc.*	260,782
10,980	Clarivate PLC*	81,581
1,126	Concentrix Corp.	89,889
6,641	Dun & Bradstreet Holdings Inc.	72,387

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 10.7% — (continued)

Professional Services — 1.0% — (continued)
2,972	Equifax Inc.	$614,312
806	FTI Consulting Inc.*	149,771
4,473	Genpact Ltd.	166,977
3,068	Jacobs Solutions Inc.	413,628
3,297	KBR Inc.	202,831
3,329	Leidos Holdings Inc.	324,611
1,248	ManpowerGroup Inc.	98,430
7,861	Paychex Inc.	960,850
1,259	Paycom Software Inc.	371,204
1,438	Paycor HCM Inc.*	33,750
1,024	Paylocity Holding Corp.*	205,312
2,512	Robert Half Inc.	185,788
1,331	Science Applications International Corp.	156,605
5,306	SS&C Technologies Holdings Inc.	304,671
4,709	TransUnion	382,465
35,752	Verisk Analytics Inc., Class A Shares	8,659,849

	Total Professional Services	17,376,059

Trading Companies & Distributors — 0.5%
2,551	Air Lease Corp., Class A Shares	103,979
2,067	Core & Main Inc., Class A Shares*	67,880
13,928	Fastenal Co.	801,974
5,033	Ferguson PLC	813,132
1,120	MSC Industrial Direct Co., Inc., Class A Shares	114,307
1,048	SiteOne Landscape Supply Inc.*	179,407
1,673	United Rentals Inc.	797,252
809	Watsco Inc.	294,921
1,058	WESCO International Inc.	171,237
6,849	WW Grainger Inc.	4,891,145

	Total Trading Companies & Distributors	8,235,234

	TOTAL INDUSTRIALS	194,872,010

INFORMATION TECHNOLOGY — 23.4%

Communications Equipment — 0.7%
6,118	Arista Networks Inc.*	1,194,417
3,716	Ciena Corp.*	185,726
100,074	Cisco Systems Inc.	5,739,244
1,470	F5 Inc.*	240,580
7,769	Juniper Networks Inc.	226,233
1,722	Lumentum Holdings Inc.*	93,212
19,474	Motorola Solutions Inc.	5,522,242
142	Ubiquiti Inc.	24,854
1,717	ViaSat Inc.*	47,630

	Total Communications Equipment	13,274,138

Electronic Equipment, Instruments & Components — 0.3%
14,224	Amphenol Corp., Class A Shares	1,257,117
1,426	Arrow Electronics Inc.*	190,271
2,215	Avnet Inc.	112,411
3,297	CDW Corp.	696,162
4,224	Cognex Corp.	198,866
2,825	Coherent Corp.*	106,305
18,552	Corning Inc.	608,877
1,121	Crane NXT Co.	66,543
718	IPG Photonics Corp.*	77,802

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 23.4% — (continued)

Electronic Equipment, Instruments & Components — 0.3% — (continued)
3,153	Jabil Inc.	$360,766
4,328	Keysight Technologies Inc.*	576,922
575	Littelfuse Inc.	153,571
3,265	National Instruments Corp.	194,594
1,111	TD SYNNEX Corp.	113,044
1,136	Teledyne Technologies Inc.*	475,189
6,009	Trimble Inc.*	329,233
3,671	Vontier Corp.	115,306
1,248	Zebra Technologies Corp., Class A Shares*	343,213

	Total Electronic Equipment, Instruments & Components	5,976,192

IT Services — 1.3%
15,421	Accenture PLC, Class A Shares	4,992,857
3,752	Akamai Technologies Inc.*	394,298
2,918	Amdocs Ltd.	260,286
7,014	Cloudflare Inc., Class A Shares*	456,120
12,392	Cognizant Technology Solutions Corp., Class A Shares	887,391
5,429	DXC Technology Co.*	112,597
1,356	EPAM Systems Inc.*	351,190
1,872	Gartner Inc.*	654,601
1,014	Globant SA*	207,333
3,775	GoDaddy Inc., Class A Shares*	273,725
22,176	International Business Machines Corp.	3,256,102
5,017	Kyndryl Holdings Inc.*	84,687
1,602	MongoDB Inc., Class A Shares*	610,843
3,666	Okta Inc., Class A Shares*	306,148
7,561	Snowflake Inc., Class A Shares*	1,185,943
4,056	Twilio Inc., Class A Shares*	258,408
42,228	VeriSign Inc.*	8,774,556

	Total IT Services	23,067,085

Semiconductors & Semiconductor Equipment — 6.9%
65,712	Advanced Micro Devices Inc.*	6,947,073
1,543	Allegro MicroSystems Inc.*	59,020
57,796	Analog Devices Inc.	10,506,157
26,783	Applied Materials Inc.	4,091,371
4,770	ASML Holding NV, Class REG Shares, ADR	3,150,728
13,602	Broadcom Inc.	12,553,150
1,290	Cirrus Logic Inc.*	105,831
3,246	Enphase Energy Inc.*	410,716
3,641	Entegris Inc.	368,724
2,595	First Solar Inc.*	490,766
1,912	GLOBALFOUNDRIES Inc.*	105,638
143,889	Intel Corp.	5,056,259
3,348	KLA Corp.	1,680,261
3,274	Lam Research Corp.	2,299,658
3,321	Lattice Semiconductor Corp.*	323,000
20,848	Marvell Technology Inc.	1,214,396
13,121	Microchip Technology Inc.	1,073,823
68,300	Micron Technology Inc.	4,776,902
1,618	MKS Instruments Inc.	162,172
1,107	Monolithic Power Systems Inc.	576,979
98,316	NVIDIA Corp.	48,523,862
58,356	ON Semiconductor Corp.*	5,745,732
2,385	Qorvo Inc.*	256,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 23.4% — (continued)

Semiconductors & Semiconductor Equipment — 6.9% — (continued)
27,228	QUALCOMM Inc.	$3,118,423
64,223	Skyworks Solutions Inc.	6,983,609
3,801	Teradyne Inc.	410,014
22,155	Texas Instruments Inc.	3,723,369
1,139	Universal Display Corp.	185,156
3,023	Wolfspeed Inc.*	144,560

	Total Semiconductors & Semiconductor Equipment	125,043,474

Software — 9.8%
27,546	Adobe Inc.*	15,407,580
1,588	Alteryx Inc., Class A Shares*	46,878
2,117	ANSYS Inc.*	675,048
5,695	AppLovin Corp., Class A Shares*	246,138
699	Aspen Technology Inc.*	135,606
14,700	Atlassian Corp., Class A Shares*	2,999,682
5,243	Autodesk Inc.*	1,163,632
4,685	Bentley Systems Inc., Class B Shares	233,828
2,501	BILL Holdings Inc.*	288,365
3,780	Black Knight Inc.*	286,373
6,596	Cadence Design Systems Inc.*	1,585,942
5,037	CCC Intelligent Solutions Holdings Inc.*	53,896
4,512	Confluent Inc., Class A Shares*	149,302
21,637	Crowdstrike Holdings Inc., Class A Shares*	3,527,480
6,661	Datadog Inc., Class A Shares*	642,653
4,932	DocuSign Inc., Class A Shares*	248,080
1,456	Dolby Laboratories Inc., Class A Shares	122,988
2,741	DoubleVerify Holdings Inc.*	92,673
6,379	Dropbox Inc., Class A Shares*	177,272
57,792	Dynatrace Inc.*	2,785,574
1,847	Elastic NV*	114,292
591	Fair Isaac Corp.*	534,613
1,748	Five9 Inc.*	126,503
16,023	Fortinet Inc.*	964,745
13,673	Gen Digital Inc.	276,878
1,138	Gitlab Inc., Class A Shares*	53,907
1,995	Guidewire Software Inc.*	172,428
2,163	HashiCorp Inc., Class A Shares*	63,073
1,114	HubSpot Inc.*	608,823
854	Informatica Inc., Class A Shares*	17,891
19,590	Intuit Inc.	10,614,058
1,521	Manhattan Associates Inc.*	308,185
250,830	Microsoft Corp.	82,212,041
1,692	nCino Inc.*	55,616
2,949	NCR Corp.*	90,711
1,274	New Relic Inc.*	108,430
5,600	Nutanix Inc., Class A Shares*	174,160
75,688	Oracle Corp.	9,112,078
45,690	Palantir Technologies Inc., Class A Shares*	684,436
38,941	Palo Alto Networks Inc.*	9,474,345
936	Pegasystems Inc.	46,482
1,913	Procore Technologies Inc.*	129,223
2,651	PTC Inc.*	390,148
1,968	RingCentral Inc., Class A Shares*	60,870
2,579	Roper Technologies Inc.	1,287,076
42,681	Salesforce Inc.*	9,452,134

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 23.4% — (continued)

Software — 9.8% — (continued)
4,830	SentinelOne Inc., Class A Shares*	$80,323
12,218	ServiceNow Inc.*	7,194,325
3,124	Smartsheet Inc., Class A Shares*	130,365
25,320	Splunk Inc.*	3,070,303
3,707	Synopsys Inc.*	1,701,105
2,455	Teradata Corp.*	113,593
1,015	Tyler Technologies Inc.*	404,407
8,985	UiPath Inc., Class A Shares*	142,053
22,308	Unity Software Inc.*	826,958
5,248	VMware Inc., Class A Shares*	885,758
16,746	Workday Inc., Class A Shares*	4,094,397
6,029	Zoom Video Communications Inc., Class A Shares*	428,240
2,128	Zscaler Inc.*	332,074

	Total Software	177,406,037

Technology Hardware, Storage & Peripherals — 4.4%
412,715	Apple Inc.	77,536,767
31,546	Hewlett Packard Enterprise Co.	535,967
21,076	HP Inc.	626,168
5,215	NetApp Inc.	399,990
6,857	Pure Storage Inc., Class A Shares*	250,898
7,791	Western Digital Corp.*	350,595

	Total Technology Hardware, Storage & Peripherals	79,700,385

	TOTAL INFORMATION TECHNOLOGY	424,467,311

MATERIALS — 2.6%

Chemicals — 1.4%
18,849	Air Products & Chemicals Inc.	5,569,691
2,855	Albemarle Corp.	567,317
1,185	Ashland Inc.	102,656
5,276	Axalta Coating Systems Ltd.*	149,311
2,522	Celanese Corp., Class A Shares	318,680
4,768	CF Industries Holdings Inc.	367,470
3,596	Chemours Co. (The)	122,336
17,402	Corteva Inc.	878,975
17,265	Dow Inc.	941,978
11,200	DuPont de Nemours Inc.	861,168
2,826	Eastman Chemical Co.	240,238
6,061	Ecolab Inc.	1,114,072
5,619	Element Solutions Inc.	115,864
3,045	FMC Corp.	262,570
37,427	Ginkgo Bioworks Holdings Inc.*(c)	87,579
80,836	Huntsman Corp.	2,252,899
6,228	International Flavors & Fragrances Inc.	438,763
11,973	Linde PLC	4,634,030
6,310	LyondellBasell Industries NV, Class A Shares	623,239
7,920	Mosaic Co. (The)	307,692
154	NewMarket Corp.	72,325
3,165	Olin Corp.	183,633
5,726	PPG Industries Inc.	811,718
3,101	RPM International Inc.	309,294
968	Scotts Miracle-Gro Co. (The)	54,847
17,404	Sherwin-Williams Co. (The)	4,729,015
815	Westlake Corp.	106,749

	Total Chemicals	26,224,109

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 2.6% — (continued)

Construction Materials — 0.7%
890	Eagle Materials Inc.	$168,495
11,233	Martin Marietta Materials Inc.	5,014,524
36,073	Vulcan Materials Co.	7,872,932

	Total Construction Materials	13,055,951

Containers & Packaging — 0.2%
36,087	Amcor PLC	351,487
1,622	AptarGroup Inc.	215,012
532	Ardagh Group SA, Class A Shares*(a)(b)	2,902
3,600	Ardagh Metal Packaging SA	12,924
1,969	Avery Dennison Corp.	370,920
7,513	Ball Corp.	409,083
2,930	Berry Global Group Inc.	191,446
2,693	Crown Holdings Inc.	249,533
7,197	Graphic Packaging Holding Co.	160,061
8,293	International Paper Co.	289,592
2,126	Packaging Corp. of America	316,987
3,411	Sealed Air Corp.	126,412
2,081	Silgan Holdings Inc.	93,916
2,453	Sonoco Products Co.	140,925
6,242	WestRock Co.	204,176

	Total Containers & Packaging	3,135,376

Metals & Mining — 0.3%
4,177	Alcoa Corp.	125,644
12,491	Cleveland-Cliffs Inc.*	190,987
34,857	Freeport-McMoRan Inc.	1,391,143
2,631	MP Materials Corp.*	55,093
19,413	Newmont Corp.	765,261
6,141	Nucor Corp.	1,056,866
1,426	Reliance Steel & Aluminum Co.	406,353
1,614	Royal Gold Inc.	180,913
2,027	Southern Copper Corp.	163,498
5,283	SSR Mining Inc.	78,453
3,936	Steel Dynamics Inc.	419,538
5,647	United States Steel Corp.	175,565

	Total Metals & Mining	5,009,314

Paper & Forest Products — 0.0%@
1,622	Louisiana-Pacific Corp.	101,342

	TOTAL MATERIALS	47,526,092

REAL ESTATE — 3.5%

Diversified REITs — 0.0%@
5,170	WP Carey Inc.	336,308

Health Care REITs — 0.1%
9,394	Healthcare Realty Trust Inc., Class A Shares	164,583
13,343	Healthpeak Properties Inc.	274,599
13,927	Medical Properties Trust Inc.(c)	100,553
5,857	Omega Healthcare Investors Inc.	186,370
9,744	Ventas Inc.	425,618
12,122	Welltower Inc.	1,004,671

	Total Health Care REITs	2,156,394

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 3.5% — (continued)

Hotel & Resort REITs — 0.0%@
17,240	Host Hotels & Resorts Inc.	$272,220
5,285	Park Hotels & Resorts Inc.	67,806

	Total Hotel & Resort REITs	340,026

Industrial REITs — 0.4%
6,600	Americold Realty Trust Inc.	222,090
1,069	EastGroup Properties Inc.	192,024
3,296	First Industrial Realty Trust Inc.	171,194
55,023	Prologis Inc.	6,833,857
4,884	Rexford Industrial Realty Inc.	261,147
4,452	STAG Industrial Inc.	162,632

	Total Industrial REITs	7,842,944

Office REITs — 0.1%
4,183	Alexandria Real Estate Equities Inc.	486,650
3,824	Boston Properties Inc.	255,329
3,533	Cousins Properties Inc.	83,026
2,392	Highwoods Properties Inc.	57,001
2,902	Kilroy Realty Corp.	107,229
4,407	Vornado Realty Trust	105,856

	Total Office REITs	1,095,091

Real Estate Management & Development — 0.3%
7,556	CBRE Group Inc., Class A Shares*	642,638
52,811	CoStar Group Inc.*	4,329,974
873	Howard Hughes Holdings Inc.*	68,661
1,176	Jones Lang LaSalle Inc.*	203,213
1,418	Zillow Group Inc., Class A Shares*	72,204
3,766	Zillow Group Inc., Class C Shares*	196,435

	Total Real Estate Management & Development	5,513,125

Residential REITs — 0.4%
8,119	American Homes 4 Rent, Class A Shares	292,609
3,378	Apartment Income REIT Corp.	115,055
3,408	AvalonBay Communities Inc.	626,458
2,530	Camden Property Trust	272,279
35,581	Equity LifeStyle Properties Inc.	2,382,504
9,098	Equity Residential	589,823
1,557	Essex Property Trust Inc.	371,173
14,907	Invitation Homes Inc.	508,180
2,832	Mid-America Apartment Communities Inc.	411,291
2,997	Sun Communities Inc.	366,893
8,001	UDR Inc.	319,240

	Total Residential REITs	6,255,505

Retail REITs — 0.2%
2,228	Agree Realty Corp.	137,735
7,477	Brixmor Property Group Inc.	164,344
1,975	Federal Realty Investment Trust	193,432
14,755	Kimco Realty Corp.	279,460
4,423	NNN REIT Inc.	174,222
16,125	Realty Income Corp.	903,645
4,151	Regency Centers Corp.	258,192
7,915	Simon Property Group Inc.	898,273
3,499	Spirit Realty Capital Inc.	135,096

	Total Retail REITs	3,144,399

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 3.5% — (continued)

Specialized REITs — 2.0%
27,676	American Tower Corp.	$5,018,212
100,508	Crown Castle Inc.	10,101,054
5,453	CubeSmart	227,445
7,091	Digital Realty Trust Inc.	934,027
1,832	EPR Properties	82,037
6,008	Equinix Inc.	4,694,531
5,101	Extra Space Storage Inc.	656,397
6,136	Gaming and Leisure Properties Inc.	290,846
7,063	Iron Mountain Inc.	448,783
2,119	Lamar Advertising Co., Class A Shares	193,295
2,067	National Storage Affiliates Trust	69,451
43,901	Public Storage	12,133,358
3,496	Rayonier Inc.	104,531
2,619	SBA Communications Corp., Class A Shares	588,044
24,487	VICI Properties Inc., Class A Shares	755,179
17,864	Weyerhaeuser Co.	585,046

	Total Specialized REITs	36,882,236

	TOTAL REAL ESTATE	63,566,028

UTILITIES — 2.0%

Electric Utilities — 1.5%
6,127	Alliant Energy Corp.	307,392
12,567	American Electric Power Co., Inc.	985,253
1,711	Avangrid Inc.	59,030
7,993	Constellation Energy Corp.	832,551
66,834	Duke Energy Corp.	5,934,859
9,220	Edison International	634,797
5,163	Entergy Corp.	491,776
5,430	Evergy Inc.	298,487
8,503	Eversource Energy	542,661
24,253	Exelon Corp.	973,030
13,283	FirstEnergy Corp.	479,118
2,582	Hawaiian Electric Industries Inc.	36,200
1,201	IDACORP Inc.	115,104
139,628	NextEra Energy Inc.	9,327,150
5,627	NRG Energy Inc.	211,294
4,945	OGE Energy Corp.	168,377
43,945	PG&E Corp.*	716,303
2,761	Pinnacle West Capital Corp.	213,342
18,003	PPL Corp.	448,635
26,593	Southern Co. (The)	1,801,144
49,761	Xcel Energy Inc.	2,842,846

	Total Electric Utilities	27,419,349

Gas Utilities — 0.0%@
3,515	Atmos Energy Corp.	407,564
2,094	National Fuel Gas Co.	112,532
5,256	UGI Corp.	132,346

	Total Gas Utilities	652,442

Independent Power & Renewable Electricity Producers — 0.0%@
16,288	AES Corp. (The)	292,044
3,166	Brookfield Renewable Corp., Class A Shares	88,490
845	Clearway Energy Inc., Class A Shares	19,807
1,908	Clearway Energy Inc., Class C Shares	47,261

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value

UTILITIES — 2.0% — (continued)

Independent Power & Renewable Electricity Producers — 0.0%@ — (continued)
9,170		Vistra Corp.	$288,121

		Total Independent Power & Renewable Electricity Producers	735,723

Multi-Utilities — 0.4%
6,387		Ameren Corp.	506,297
15,393		CenterPoint Energy Inc.	429,311
7,094		CMS Energy Corp.	398,612
8,464		Consolidated Edison Inc.	752,957
20,395		Dominion Energy Inc.	989,973
5,025		DTE Energy Co.	519,485
10,081		NiSource Inc.	269,768
12,131		Public Service Enterprise Group Inc.	740,961
15,372		Sempra	1,079,422
7,697		WEC Energy Group Inc.	647,472

		Total Multi-Utilities	6,334,258

Water Utilities — 0.1%
4,753		American Water Works Co., Inc.	659,431
5,919		Essential Utilities Inc.	218,411

		Total Water Utilities	877,842

		TOTAL UTILITIES	36,019,614

		TOTAL COMMON STOCKS (Cost — $1,004,361,659)	1,773,268,318

Face Amount†

SHORT-TERM INVESTMENTS (e) — 2.0%

MONEY MARKET FUND — 0.1%
$1,380,572		Invesco STIT — Government & Agency Portfolio, 5.189%, Institutional Class(f) (Cost — $1,380,572)	1,380,572

TIME DEPOSITS — 1.9%
4,464		ANZ National Bank – London, 4.680% due 9/1/23	4,464
29,813	CAD	BBH – Grand Cayman, 3.830% due 9/1/23	22,064
15,502,123		Citibank – New York, 4.680% due 9/1/23	15,502,123
13,530,326		JPMorgan Chase & Co. – New York, 4.680% due 9/1/23	13,530,326
5,482,720		Sumitomo Mitsui Banking Corp. – Tokyo, 4.680% due 9/1/23	5,482,720

		TOTAL TIME DEPOSITS (Cost — $34,541,697)	34,541,697

		TOTAL SHORT-TERM INVESTMENTS (Cost — $35,922,269)	35,922,269

		TOTAL INVESTMENTS — 99.7% (Cost — $1,040,283,928)	1,809,190,587

		Other Assets in Excess of Liabilities — 0.3%	5,839,324

		TOTAL NET ASSETS — 100.0%	$1,815,029,911

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	All or a portion of this security is on loan (See Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

(d)	Affiliated security (See Note 2). As of August 31, 2023, total cost and total market value of affiliated security amounted to $777,284 and $2,498,471, respectively.
(e)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.9%.
(f)	Represents investments of collateral received from securities lending transactions.

At August 31, 2023, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Large Cap Equity Fund	$1,058,559,071	$817,272,960	$(66,272,364)	$751,000,596

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	23.5%
Health Care	14.9
Financials	13.4
Industrials	10.8
Consumer Discretionary	9.7
Communication Services	8.3
Consumer Staples	5.4
Energy	4.0
Real Estate	3.5
Materials	2.6
Utilities	2.0
Short-Term Investments	1.9

Total Investments	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2023, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index September Futures	57	9/23	$12,487,130	$12,870,599	$383,469
S&P MidCap 400 E-mini Index September Futures	4	9/23	1,043,197	1,059,480	16,283

					$399,752

At August 31, 2023, Large Cap Equity Fund had deposited cash of $686,984 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 94.8%

COMMUNICATION SERVICES — 1.7%

Diversified Telecommunication Services — 0.2%
735	Anterix Inc.*	$24,321
2,052	AST SpaceMobile Inc., Class A Shares*(a)	8,044
382	ATN International Inc.	13,702
868	Bandwidth Inc., Class A Shares*	12,473
4,518	Charge Enterprises Inc.*	2,455
1,538	Cogent Communications Holdings Inc.	108,552
2,589	Consolidated Communications Holdings Inc.*	10,227
1,244	EchoStar Corp., Class A Shares*	21,621
8,915	Frontier Communications Parent Inc.*	142,818
5,412	GCI Liberty Inc.*(b)	—
25,763	Globalstar Inc.*	37,099
600	IDT Corp., Class B Shares*	14,028
4,567	Iridium Communications Inc.	223,555
2,029	Liberty Latin America Ltd., Class A Shares*	18,139
5,226	Liberty Latin America Ltd., Class C Shares*	46,825
35,944	Lumen Technologies Inc.*	57,151
702	Ooma Inc.*	9,891
3,069	Radius Global Infrastructure Inc., Class A Shares*	45,789

	Total Diversified Telecommunication Services	796,690

Entertainment — 0.5%
2,118	AMC Entertainment Holdings Inc., Class A Shares*(a)	26,581
409	Atlanta Braves Holdings Inc., Class A Shares*	17,113
1,318	Atlanta Braves Holdings Inc., Class C Shares*	48,555
4,030	Cinemark Holdings Inc.*	65,608
1,635	IMAX Corp.*	31,277
702	Liberty Media Corp.-Liberty Live, Class A Shares*	23,384
1,603	Liberty Media Corp.-Liberty Live, Class C Shares*	53,941
1,754	Lions Gate Entertainment Corp., Class A Shares*	13,892
91,280	Lions Gate Entertainment Corp., Class B Shares*	680,036
1,939	Loop Media Inc.*	1,689
1,538	Madison Square Garden Entertainment Corp., Class A Shares*	49,354
680	Madison Square Garden Sports Corp., Class A Shares	121,040
809	Marcus Corp. (The)	12,289
3,300	Playstudios Inc.*	11,748
830	Playtika Holding Corp.*	8,101
992	Reservoir Media Inc.*	5,406
4,555	Roku Inc., Class A Shares*	369,866
1,026	Sphere Entertainment Co.*	35,971
1,280	Vivid Seats Inc., Class A Shares*	9,293
8,185	World Wrestling Entertainment Inc., Class A Shares	790,262

	Total Entertainment	2,375,406

Interactive Media & Services — 0.2%
3,830	Bumble Inc., Class A Shares*	64,267
3,649	Cargurus Inc., Class A Shares*	66,083
2,308	Cars.com Inc.*	43,137
1,882	DHI Group Inc.*	7,095
2,993	Eventbrite Inc., Class A Shares*	30,319
770	EverQuote Inc., Class A Shares*	4,759
7,693	fuboTV Inc.*	18,002
1,371	Grindr Inc.*	7,047
2,774	IAC Inc.*	153,485
847	MediaAlpha Inc., Class A Shares*	7,106

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 1.7% — (continued)

Interactive Media & Services — 0.2% — (continued)
4,699	Nextdoor Holdings Inc.*	$10,197
1,027	Outbrain Inc.*	5,864
1,999	QuinStreet Inc.*	19,790
947	Shutterstock Inc.	39,878
1,360	System1 Inc.*	2,421
3,936	TripAdvisor Inc.*	59,473
2,364	TrueCar Inc.*	5,650
5,844	Vimeo Inc.*	23,259
2,441	Yelp Inc., Class A Shares*	104,597
1,741	Ziff Davis Inc.*	116,038
2,653	ZipRecruiter Inc., Class A Shares*	40,299
11,677	ZoomInfo Technologies Inc., Class A Shares*	210,420

	Total Interactive Media & Services	1,039,186

Media — 0.8%
2,665	Advantage Solutions Inc.*	7,462
1,217	AMC Networks Inc., Class A Shares*	14,166
862	Boston Omaha Corp., Class A Shares*	15,240
208	Cable One Inc.	135,319
1,317	Cardlytics Inc.*	21,941
13,890	Clear Channel Outdoor Holdings Inc., Class A Shares*	20,140
47,650	Criteo SA, ADR*	1,405,437
41	Daily Journal Corp.*	12,087
8,770	DISH Network Corp., Class A Shares*	52,620
2,331	Entravision Communications Corp., Class A Shares	8,928
2,008	EW Scripps Co. (The), Class A Shares*	15,341
126	Gambling.com Group Ltd.*	1,787
4,982	Gannett Co., Inc.*	14,498
3,030	Gray Television Inc.	24,422
4,494	iHeartMedia Inc., Class A Shares*	16,223
1,380	Integral Ad Science Holding Corp.*	19,693
14,276	Interpublic Group of Cos., Inc. (The)	465,540
1,469	John Wiley & Sons Inc., Class A Shares	54,588
5,692	Liberty Media Corp.-Liberty SiriusXM*	139,112
2,810	Liberty Media Corp.-Liberty SiriusXM, Class A Shares*	67,524
4,748	Magnite Inc.*	39,171
5,944	New York Times Co. (The), Class A Shares	263,141
14,096	News Corp., Class A Shares	302,923
4,199	News Corp., Class B Shares	92,378
1,282	Nexstar Media Group Inc., Class A Shares	208,710
1,446	PubMatic Inc., Class A Shares*	20,099
3,493	Quotient Technology Inc.*	13,937
1,051	Scholastic Corp.	45,666
1,502	Sinclair Inc.	18,955
3,837	Stagwell Inc., Class A Shares*	20,912
1,022	TechTarget Inc.*	29,382
8,105	TEGNA Inc.	133,976
1,179	Thryv Holdings Inc.*	24,040
506	Townsquare Media Inc., Class A Shares	4,888
1,160	Urban One Inc.*	6,252
2,259	WideOpenWest Inc.*	18,298

	Total Media	3,754,796

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 1.7% — (continued)

Wireless Telecommunication Services — 0.0%@
2,307	Gogo Inc.*	$26,184
1,859	Shenandoah Telecommunications Co.	42,274
602	Spok Holdings Inc.	8,572
3,408	Telephone & Data Systems Inc.	73,238
4,434	Tingo Group Inc.*	5,720

	Total Wireless Telecommunication Services	155,988

	TOTAL COMMUNICATION SERVICES	8,122,066

CONSUMER DISCRETIONARY — 8.8%

Automobile Components — 0.6%
3,452	Adient PLC*	135,215
4,445	American Axle & Manufacturing Holdings Inc.*	33,560
8,633	BorgWarner Inc.	351,795
98	Cooper-Standard Holdings Inc.*	1,464
4,871	Dana Inc.	78,472
949	Dorman Products Inc.*	78,302
1,545	Fox Factory Holding Corp.*	171,202
8,646	Gentex Corp.	282,378
1,170	Gentherm Inc.*	70,446
10,251	Goodyear Tire & Rubber Co. (The)*	132,340
2,083	Holley Inc.*	11,873
913	LCI Industries	114,381
2,170	Lear Corp.	312,675
10,315	Luminar Technologies Inc., Class A Shares*(a)	59,414
1,934	Modine Manufacturing Co.*	92,039
752	Patrick Industries Inc.	62,897
1,696	Phinia Inc.*	47,149
10,687	QuantumScape Corp., Class A Shares*(a)	76,305
5,627	Solid Power Inc.*	11,929
760	Standard Motor Products Inc.	28,143
946	Stoneridge Inc.*	19,440
6,180	Visteon Corp.*	860,689
833	XPEL Inc.*	69,389

	Total Automobile Components	3,101,497

Automobiles — 0.1%
7,548	Fisker Inc.*(a)	44,307
4,769	Harley-Davidson Inc.	160,954
567	Livewire Group Inc.*	6,339
1,893	Thor Industries Inc.	198,424
1,063	Winnebago Industries Inc.	68,936
6,490	Workhorse Group Inc.*(a)	5,115

	Total Automobiles	484,075

Broadline Retail — 0.1%
998	Big Lots Inc.	6,188
812	ContextLogic Inc., Class A Shares*	4,348
131	Dillard’s Inc., Class A Shares	45,211
4,202	Kohl’s Corp.	111,941
9,835	Macy’s Inc.	120,282
4,340	Nordstrom Inc.	70,395
2,288	Ollie’s Bargain Outlet Holdings Inc.*	176,359

	Total Broadline Retail	534,724

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Distributors — 0.2%
2,604	Pool Corp.	$952,022
348	Weyco Group Inc.	8,892

	Total Distributors	960,914

Diversified Consumer Services — 0.4%
2,764	2U Inc.*	8,762
8,133	ADT Inc.	52,214
1,583	Adtalem Global Education Inc.*	69,415
2,112	Bright Horizons Family Solutions Inc.*	199,415
552	Carriage Services Inc., Class A Shares	17,013
4,181	Chegg Inc.*	42,688
4,747	Coursera Inc.*	82,550
1,034	Duolingo Inc., Class A Shares*	152,163
1,392	European Wax Center Inc., Class A Shares*	24,165
2,971	Frontdoor Inc.*	97,508
132	Graham Holdings Co., Class B Shares	77,396
1,110	Grand Canyon Education Inc.*	130,147
5,624	H&R Block Inc.	224,848
4,855	Laureate Education Inc., Class A Shares	67,630
914	Lincoln Educational Services Corp.*	7,796
2,966	Mister Car Wash Inc.*	21,474
2,768	Nerdy Inc.*	12,954
2,476	OneSpaWorld Holdings Ltd.*	28,325
2,348	Perdoceo Education Corp.	38,906
2,926	Rover Group Inc., Class A Shares*	19,809
5,498	Service Corp. International	346,979
795	Strategic Education Inc.	61,613
1,561	Stride Inc.*	66,327
3,145	Udemy Inc.*	32,582
1,399	Universal Technical Institute Inc.*	11,150
2,394	WW International Inc.*	23,246

	Total Diversified Consumer Services	1,917,075

Hotels, Restaurants & Leisure — 2.2%
2,156	Accel Entertainment Inc., Class A Shares*	25,635
8,521	Aramark	316,811
952	Bally’s Corp.*	15,803
43	Biglari Holdings Inc., Class B Shares*	7,998
912	BJ’s Restaurants Inc.*	26,822
3,128	Bloomin’ Brands Inc.	87,772
327	Bluegreen Vacations Holding Corp., Class A Shares	11,726
1,093	Bowlero Corp.*	12,023
2,795	Boyd Gaming Corp.	186,902
1,517	Brinker International Inc.*	49,651
1,319	Carrols Restaurant Group Inc.*	9,207
1,124	Century Casinos Inc.*	7,306
1,828	Cheesecake Factory Inc. (The)	58,222
1,121	Choice Hotels International Inc.	142,255
9,759	Churchill Downs Inc.	1,222,607
673	Chuy’s Holdings Inc.*	25,641
788	Cracker Barrel Old Country Store Inc.	64,955
1,609	Dave & Buster’s Entertainment Inc.*	63,185
1,906	Denny’s Corp.*	18,164
533	Dine Brands Global Inc.	29,198
756	El Pollo Loco Holdings Inc.	7,190

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Hotels, Restaurants & Leisure — 2.2% — (continued)
2,900	Everi Holdings Inc.*	$41,934
693	Fiesta Restaurant Group Inc.*	5,828
640	First Watch Restaurant Group Inc.*	12,237
1,323	Full House Resorts Inc.*	6,390
1,036	Global Business Travel Group I*	6,993
752	Golden Entertainment Inc.	27,380
2,989	Hilton Grand Vacations Inc.*	130,679
1,699	Hyatt Hotels Corp., Class A Shares	190,985
625	Inspired Entertainment Inc.*	8,237
54,854	International Game Technology PLC	1,756,425
736	Jack in the Box Inc.	59,152
3,158	Krispy Kreme Inc.	42,286
232	Kura Sushi USA Inc., Class A Shares*	20,270
1,507	Life Time Group Holdings Inc.*	25,920
3,289	Light & Wonder Inc., Class A Shares*	252,168
1,085	Lindblad Expeditions Holdings Inc.*	9,819
1,322	Marriott Vacations Worldwide Corp.	143,688
445	Monarch Casino & Resort Inc.	29,993
1,579	Mondee Holdings Inc., Class A Shares*	10,216
79	Nathan’s Famous Inc.	5,744
1,393	Noodles & Co., Class A Shares*	3,873
15,612	Norwegian Cruise Line Holdings Ltd.*	258,691
786	ONE Group Hospitality Inc. (The)*	5,384
1,240	Papa John’s International Inc.	93,868
5,599	Penn Entertainment Inc.*	132,640
15,294	Planet Fitness Inc., Class A Shares*	929,875
1,219	PlayAGS Inc.*	8,326
1,494	Portillo’s Inc., Class A Shares*	27,400
893	Potbelly Corp.*	7,135
318	RCI Hospitality Holdings Inc.	20,759
556	Red Robin Gourmet Burgers Inc.*	5,766
1,732	Red Rock Resorts Inc., Class A Shares	76,087
2,470	Rush Street Interactive Inc.*	11,362
12,587	Sabre Corp.*	62,935
9,390	SeaWorld Entertainment Inc.*	457,293
1,363	Shake Shack Inc., Class A Shares*	95,410
2,664	Six Flags Entertainment Corp.*	61,165
4,638	Super Group SGHC Ltd.*	17,532
3,613	Sweetgreen Inc., Class A Shares*	51,883
999	Target Hospitality Corp.*	15,884
9,271	Texas Roadhouse Inc., Class A Shares	965,111
2,776	Travel + Leisure Co.	111,595
1,488	Vail Resorts Inc.	336,764
6,483	Wendy’s Co. (The)	128,299
5,698	Wingstop Inc.	915,327
3,101	Wyndham Hotels & Resorts Inc.	233,784
3,833	Wynn Resorts Ltd.	388,589
803	Xponential Fitness Inc., Class A Shares*	17,393

	Total Hotels, Restaurants & Leisure	10,615,547

Household Durables — 1.6%
971	Beazer Homes USA Inc.*	28,460
311	Cavco Industries Inc.*	86,931
1,009	Century Communities Inc.	74,918
1,709	Cricut Inc., Class A Shares(a)	16,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Household Durables — 1.6% — (continued)
929	Dream Finders Homes Inc., Class A Shares*	$26,774
824	Ethan Allen Interiors Inc.	25,857
4,982	GoPro Inc., Class A Shares*	18,110
993	Green Brick Partners Inc.*	49,114
854	Helen of Troy Ltd.*	104,974
330	Hooker Furnishings Corp.	7,105
162	Hovnanian Enterprises Inc., Class A Shares*	19,252
867	Installed Building Products Inc.	125,481
1,016	iRobot Corp.*	39,512
12,220	KB Home	620,776
713	Landsea Homes Corp.*	6,909
1,487	La-Z-Boy Inc.	45,874
368	Legacy Housing Corp.*	8,343
4,961	Leggett & Platt Inc.	139,900
782	LGI Homes Inc.*	96,264
483	Lovesac Co. (The)*	11,070
9,926	M/I Homes Inc.*	974,535
2,176	MDC Holdings Inc.	103,251
9,477	Meritage Homes Corp.	1,317,682
1,922	Mohawk Industries Inc.*	194,872
41,787	Newell Brands Inc.	442,106
8,228	PulteGroup Inc.	675,190
2,062	Purple Innovation Inc., Class A Shares	4,475
1,937	Skyline Champion Corp.*	138,050
815	Snap One Holdings Corp.*	7,457
20,504	Sonos Inc.*	282,545
3,881	Taylor Morrison Home Corp., Class A Shares*	183,959
18,838	Tempur Sealy International Inc.	880,111
4,099	Toll Brothers Inc.	335,831
1,172	TopBuild Corp.*	339,974
1,614	Traeger Inc.*	7,215
3,607	Tri Pointe Homes Inc.*	112,178
2,930	Vizio Holding Corp., Class A Shares*	16,818
524	VOXX International Corp., Class A Shares*	4,527
1,944	Whirlpool Corp.	272,082

	Total Household Durables	7,844,649

Leisure Products — 0.5%
1,188	Acushnet Holdings Corp.	69,557
4,531	AMMO Inc.*	10,376
9,700	BRP Inc.	740,304
2,577	Brunswick Corp.	203,892
970	Clarus Corp.	6,974
445	Escalade Inc.	6,671
1,453	Funko Inc., Class A Shares*	10,127
4,835	Hasbro Inc.	348,120
271	JAKKS Pacific Inc.*	5,333
182	Johnson Outdoors Inc., Class A Shares	10,176
1,748	Latham Group Inc.*	6,468
693	Malibu Boats Inc., Class A Shares*	33,652
338	Marine Products Corp.	4,729
691	MasterCraft Boat Holdings Inc.*	15,036
12,944	Mattel Inc.*	286,839
11,712	Peloton Interactive Inc., Class A Shares*	74,723
1,960	Polaris Inc.	219,696

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Leisure Products — 0.5% — (continued)
1,482	Smith & Wesson Brands Inc.	$17,399
740	Solo Brands Inc., Class A Shares*	4,137
678	Sturm Ruger & Co., Inc.	34,971
5,393	Topgolf Callaway Brands Corp.*	94,054
2,094	Vista Outdoor Inc.*	61,249
3,133	YETI Holdings Inc.*	156,493

	Total Leisure Products	2,420,976

Specialty Retail — 2.3%
31,248	1-800-Flowers.com Inc., Class A Shares*	235,297
1,010	Aaron’s Co., Inc. (The)	12,191
1,744	Abercrombie & Fitch Co., Class A Shares*	93,740
2,781	Academy Sports & Outdoors Inc.	151,759
2,243	Advance Auto Parts Inc.	154,363
6,503	American Eagle Outfitters Inc.	110,291
216	America’s Car-Mart Inc.*	24,043
2,699	Arko Corp.	20,323
783	Asbury Automotive Group Inc.*	180,090
1,112	AutoNation Inc.*	174,684
5,855	BARK Inc.*	9,368
8,508	Bath & Body Works Inc.	313,690
720	Big 5 Sporting Goods Corp.(a)	5,710
1,121	Boot Barn Holdings Inc.*	102,852
1,198	Buckle Inc. (The)	43,775
597	Build-A-Bear Workshop Inc.	15,743
13,460	Caleres Inc.	385,898
1,580	Camping World Holdings Inc., Class A Shares	39,073
15,832	CarMax Inc.*	1,293,158
1,761	CarParts.com Inc.*	8,506
3,461	Carvana Co., Class A Shares*	174,261
597	Cato Corp. (The), Class A Shares	4,627
22,723	Chewy Inc., Class A Shares*	544,898
41,408	Chico’s FAS Inc.*	212,423
6,125	Children’s Place Inc. (The)*	162,374
27,851	Designer Brands Inc., Class A Shares(a)	292,714
1,732	Destination XL Group Inc.*	7,898
2,194	Dick’s Sporting Goods Inc.	255,250
362	Duluth Holdings Inc., Class B Shares*	2,300
3,005	EVgo Inc., Class A Shares*(a)	12,080
2,000	Five Below Inc.*	343,920
14,842	Floor & Decor Holdings Inc., Class A Shares*	1,479,747
3,270	Foot Locker Inc.	64,157
9,851	GameStop Corp., Class A Shares*	182,736
7,264	Gap Inc. (The)	84,117
483	Genesco Inc.*	16,557
507	Group 1 Automotive Inc.	134,061
2,023	GrowGeneration Corp.*	6,575
953	Guess? Inc.	22,929
560	Haverty Furniture Cos., Inc.	17,528
493	Hibbett Inc.	22,831
264	J Jill Inc.*	6,629
617	Lands’ End Inc.*	4,751
553	Lazydays Holdings Inc.*	6,514
6,083	Leslie’s Inc.*	38,080
995	Lithia Motors Inc., Class A Shares	306,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Specialty Retail — 2.3% — (continued)
705	MarineMax Inc.*	$23,455
13,775	Monro Inc.	450,993
720	Murphy USA Inc.	228,701
13,931	National Vision Holdings Inc.*	255,077
13,586	ODP Corp. (The)*	670,062
338	OneWater Marine Inc., Class A Shares*	8,825
1,756	Overstock.com Inc.*	45,849
740	Penske Automotive Group Inc.	121,582
3,269	Petco Health & Wellness Co., Inc., Class A Shares*	16,639
610	PetMed Express Inc.	6,875
1,430	Rent the Runway Inc., Class A Shares*(a)	1,973
1,569	Revolve Group Inc., Class A Shares*	22,986
588	RH*	214,732
4,000	Sally Beauty Holdings Inc.*	40,640
641	Shoe Carnival Inc.	14,826
1,625	Signet Jewelers Ltd.	121,875
910	Sleep Number Corp.*	23,278
527	Sonic Automotive Inc., Class A Shares	28,100
1,503	Sportsman’s Warehouse Holdings Inc.*	7,229
3,079	Stitch Fix Inc., Class A Shares*	13,517
3,143	ThredUp Inc., Class A Shares*	12,509
617	Tile Shop Holdings Inc.*	3,653
885	Tilly’s Inc., Class A Shares*	7,956
416	Torrid Holdings Inc.*	940
1,998	Upbound Group Inc.	61,179
2,309	Urban Outfitters Inc.*	76,682
6,340	Valvoline Inc.	218,350
2,752	Victoria’s Secret & Co.*	52,783
3,198	Warby Parker Inc., Class A Shares*	38,408
3,084	Wayfair Inc., Class A Shares*	213,135
2,408	Williams-Sonoma Inc.	340,010
105	Winmark Corp.	39,956
661	Zumiez Inc.*	12,552

	Total Specialty Retail	11,176,318

Textiles, Apparel & Luxury Goods — 0.8%
4,134	Allbirds Inc., Class A Shares*	5,333
4,494	Capri Holdings Ltd.*	235,890
10,558	Carter’s Inc.	755,636
1,335	Columbia Sportswear Co.	97,909
2,222	Crocs Inc.*	216,290
958	Deckers Outdoor Corp.*	506,868
4,676	Figs Inc., Class A Shares*	28,898
1,694	Fossil Group Inc.*	3,591
1,577	G-III Apparel Group Ltd.*	31,304
13,309	Hanesbrands Inc.	69,872
2,018	Kontoor Brands Inc.	92,404
555	Movado Group Inc.	15,179
530	Oxford Industries Inc.	53,525
2,319	PVH Corp.	193,868
1,502	Ralph Lauren Corp., Class A Shares	175,178
279	Rocky Brands Inc.	4,958
4,977	Skechers USA Inc., Class A Shares*	250,393
2,756	Steven Madden Ltd.	95,082
8,700	Tapestry Inc.	289,884

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 8.8% — (continued)

Textiles, Apparel & Luxury Goods — 0.8% — (continued)
6,905	Under Armour Inc., Class A Shares*	$52,754
31,179	Under Armour Inc., Class C Shares*	214,823
12,955	V.F. Corp.	255,991
954	Vera Bradley Inc.*	6,840
32,108	Wolverine World Wide Inc.	259,433

	Total Textiles, Apparel & Luxury Goods	3,911,903

	TOTAL CONSUMER DISCRETIONARY	42,967,678

CONSUMER STAPLES — 4.3%

Beverages — 0.2%
347	Boston Beer Co., Inc. (The), Class A Shares*	126,804
2,020	Celsius Holdings Inc.*	396,001
174	Coca-Cola Consolidated Inc.	121,609
1,699	Duckhorn Portfolio Inc. (The)*	21,135
562	MGP Ingredients Inc.	67,384
871	National Beverage Corp.*	44,691
5,476	Primo Water Corp.	83,564
998	Vita Coco Co., Inc. (The)*	28,233
1,279	Zevia PBC, Class A Shares*	3,287

	Total Beverages	892,708

Consumer Staples Distribution & Retail — 0.7%
15,386	Albertsons Cos., Inc., Class A Shares	344,646
1,190	Andersons Inc. (The)	61,118
4,919	BJ’s Wholesale Club Holdings Inc.*	331,492
1,366	Casey’s General Stores Inc.	333,864
1,302	Chefs’ Warehouse Inc. (The)*	37,159
6,396	Dollar General Corp.	885,846
3,398	Grocery Outlet Holding Corp.*	104,828
1,410	HF Foods Group Inc.*	6,669
551	Ingles Markets Inc., Class A Shares	43,050
321	Natural Grocers by Vitamin Cottage Inc.	4,048
5,670	Performance Food Group Co.*	352,277
983	PriceSmart Inc.	78,129
1,338	SpartanNash Co.	29,115
3,827	Sprouts Farmers Market Inc.*	156,103
2,231	United Natural Foods Inc.*	44,910
8,244	US Foods Holding Corp.*	333,305
334	Village Super Market Inc., Class A Shares	7,532
639	Weis Markets Inc.	41,452

	Total Consumer Staples Distribution & Retail	3,195,543

Food Products — 1.4%
185	Alico Inc.	4,353
2,480	B&G Foods Inc.(a)	31,719
7,743	Benson Hill Inc.*	4,947
2,282	Beyond Meat Inc.*(a)	26,928
1,347	BRC Inc., Class A Shares*	6,088
17,543	Calavo Growers Inc.	578,217
16,688	Cal-Maine Foods Inc.	797,520
5,863	Darling Ingredients Inc.*	362,099
2,569	Dole PLC	30,622
6,914	Flowers Foods Inc.	162,894
1,134	Fresh Del Monte Produce Inc.	28,974
1,663	Freshpet Inc.*	125,573

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.3% — (continued)

Food Products — 1.4% — (continued)
35,744	Hain Celestial Group Inc. (The)*	$378,529
4,776	Hostess Brands Inc., Class A Shares*	136,020
2,445	Ingredion Inc.	251,615
3,626	J&J Snack Foods Corp.	587,883
317	John B Sanfilippo & Son Inc.	31,811
718	Lancaster Colony Corp.	118,606
536	Limoneira Co.	8,260
36,561	Mission Produce Inc.*	348,061
1,443	Pilgrim’s Pride Corp.*	36,306
1,996	Post Holdings Inc.*	179,061
9	Seaboard Corp.	33,933
203	Seneca Foods Corp., Class A Shares*	9,797
3,320	Simply Good Foods Co. (The)*	119,786
1,583	Sovos Brands Inc.*	35,459
3,519	SunOpta Inc.*	15,448
28,067	TreeHouse Foods Inc.*	1,305,677
66,448	Utz Brands Inc.	1,025,957
969	Vital Farms Inc.*	11,415
966	Westrock Coffee Co.*	9,699

	Total Food Products	6,803,257

Household Products — 1.7%
362	Central Garden & Pet Co.*	15,979
1,519	Central Garden & Pet Co., Class A Shares*	61,975
10,196	Clorox Co. (The)	1,595,164
2,550	Energizer Holdings Inc.	87,593
171,722	Henkel AG & Co. KGaA, ADR	3,149,608
24,164	Kimberly-Clark Corp.	3,113,048
171	Oil-Dri Corp. of America	11,525
2,043	Reynolds Consumer Products Inc.	55,754
1,460	Spectrum Brands Holdings Inc.	121,428
495	WD-40 Co.	106,361

	Total Household Products	8,318,435

Personal Care Products — 0.3%
3,042	Beauty Health Co.*	18,739
5,247	Beiersdorf AG, ADR	137,576
4,920	BellRing Brands Inc.*	204,180
12,950	Coty Inc., Class A Shares*	149,702
1,823	Edgewell Personal Care Co.	70,295
1,852	elf Beauty Inc.*	256,891
23,275	Herbalife Ltd.*	349,590
677	Inter Parfums Inc.	94,597
412	Medifast Inc.	34,748
462	Nature’s Sunshine Products Inc.*	7,766
13,306	Nu Skin Enterprises Inc., Class A Shares	317,880
5,174	Olaplex Holdings Inc.*	14,022
812	Thorne HealthTech Inc.*	8,226
416	USANA Health Sciences Inc.*	26,745
633	Waldencast PLC, Class A Shares*	4,982

	Total Personal Care Products	1,695,939

Tobacco — 0.0%@
514	Turning Point Brands Inc.	12,655
829	Universal Corp.	39,477

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 4.3% — (continued)

Tobacco — 0.0%@ — (continued)
5,374	Vector Group Ltd.	$57,555

	Total Tobacco	109,687

	TOTAL CONSUMER STAPLES	21,015,569

ENERGY — 4.3%

Energy Equipment & Services — 1.7%
5,249	Archrock Inc.	67,135
490	Atlas Energy Solutions Inc., Class A Shares	10,432
8,246	Borr Drilling Ltd.*	57,640
752	Bristow Group Inc.*	20,830
2,389	Cactus Inc., Class A Shares	127,429
24,191	ChampionX Corp.	873,053
1,670	Core Laboratories Inc.	40,147
3,613	Diamond Offshore Drilling Inc.*	53,725
699	DMC Global Inc.*	16,790
11,619	Dril-Quip Inc.*	320,452
3,333	Expro Group Holdings NV*	78,359
302	Forum Energy Technologies Inc.*	7,151
5,447	Helix Energy Solutions Group Inc.*	55,233
3,679	Helmerich & Payne Inc.	147,123
6,678	ION Geophysical Corp.*(b)(c)	—
679	KLX Energy Services Holdings Inc.*	7,065
6,427	Liberty Energy Inc., Class A Shares	102,511
1,296	Mammoth Energy Services Inc.*	6,000
341	Nabors Industries Ltd.*	37,745
2,604	Newpark Resources Inc.*	15,572
154,097	NexTier Oilfield Solutions Inc.*	1,634,969
4,002	Noble Corp. PLC	211,065
14,406	NOV Inc.	304,399
37,201	Oceaneering International Inc.*	847,811
37,196	Oil States International Inc.*	291,617
33,670	Patterson-UTI Energy Inc.	476,094
852	ProFrac Holding Corp., Class A Shares*	9,372
3,242	ProPetro Holding Corp.*	31,253
585	Ranger Energy Services Inc., Class A Shares	6,967
3,435	RPC Inc.	27,446
769	SEACOR Marine Holdings Inc.*	8,836
1,800	Seadrill Ltd.*	87,570
2,960	Select Water Solutions Inc., Class A Shares	23,828
1,342	Solaris Oilfield Infrastructure Inc., Class A Shares	14,118
61,179	TechnipFMC PLC	1,164,848
81,401	TETRA Technologies Inc.*	446,891
1,762	Tidewater Inc.*	114,583
2,766	US Silica Holdings Inc.*	34,105
2,245	Valaris Ltd.*	169,093
2,600	Weatherford International PLC*	230,152

	Total Energy Equipment & Services	8,179,409

Oil, Gas & Consumable Fuels — 2.6%
1,554	Amplify Energy Corp.*	10,163
12,188	Antero Midstream Corp.	147,719
10,402	Antero Resources Corp.*	287,823
11,465	APA Corp.	502,626
1,403	Ardmore Shipping Corp.	17,453
3,004	Berry Corp.	25,744

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 4.3% — (continued)

Oil, Gas & Consumable Fuels — 2.6% — (continued)
2,673	California Resources Corp.	$149,260
2,347	Callon Petroleum Co.*	92,073
524	Centrus Energy Corp., Class A Shares*	24,869
4,707	Chesapeake Energy Corp.	415,204
1,541	Chord Energy Corp.	248,872
2,531	Civitas Resources Inc.	208,099
6,419	Clean Energy Fuels Corp.*	27,345
30,523	CNX Resources Corp.*	682,189
3,476	Comstock Resources Inc.	42,616
1,239	CONSOL Energy Inc.	106,604
1,205	Crescent Energy Co., Class A Shares	16,424
1,263	CVR Energy Inc.	41,300
2,446	Delek US Holdings Inc.	62,984
1,843	Denbury Inc.*	168,782
21,721	Devon Energy Corp.	1,109,726
5,288	DHT Holdings Inc.	48,914
5,039	Diamondback Energy Inc.	764,819
1,250	Dorian LPG Ltd.	32,250
3,539	DT Midstream Inc.	185,054
2,029	Earthstone Energy Inc., Class A Shares*	41,351
481	Empire Petroleum Corp.*	4,204
4,893	Encore Energy Corp.*	12,575
5,943	Energy Fuels Inc.*(a)	42,374
1,173	Enviva Inc.	10,792
13,290	EQT Corp.	574,394
16,365	Equitrans Midstream Corp.	157,104
1,066	Evolution Petroleum Corp.	9,018
696	Excelerate Energy Inc., Class A Shares	12,946
1,152	FLEX LNG Ltd.	34,883
8,472	Gevo Inc.*	11,098
3,638	Golar LNG Ltd.	80,400
892	Granite Ridge Resources Inc.	6,601
1,457	Green Plains Inc.*	45,225
352	Gulfport Energy Corp.*	41,536
818	Hallador Energy Co.*	8,785
5,194	HF Sinclair Corp.	286,137
287	HighPeak Energy Inc.	4,228
1,469	International Seaways Inc.	63,123
677	Kinetik Holdings Inc., Class A Shares	23,769
16,401	Kosmos Energy Ltd.*	119,399
6,648	Magnolia Oil & Gas Corp., Class A Shares	151,574
4,113	Matador Resources Co.	261,175
5,412	Murphy Oil Corp.	245,705
101	NACCO Industries Inc., Class A Shares	3,293
2,343	New Fortress Energy Inc., Class A Shares	72,727
927	NextDecade Corp.*	5,627
8,222	Nordic American Tankers Ltd.	32,148
36,835	Northern Oil & Gas Inc.	1,540,808
1,800	Overseas Shipholding Group Inc., Class A Shares*	7,920
8,849	Ovintiv Inc.	415,549
2,115	Par Pacific Holdings Inc.*	72,650
4,314	PBF Energy Inc., Class A Shares	202,283
4,550	Peabody Energy Corp.	98,189
9,209	Permian Resources Corp., Class A Shares	130,584
37,860	Range Resources Corp.	1,225,907

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 4.3% — (continued)

Oil, Gas & Consumable Fuels — 2.6% — (continued)
618	REX American Resources Corp.*	$24,405
448	Riley Exploration Permian Inc.	15,004
3,896	Ring Energy Inc.*	7,363
778	SandRidge Energy Inc.	12,440
1,896	Scorpio Tankers Inc.	95,767
4,375	SFL Corp., Ltd.	49,438
731	SilverBow Resources Inc.*	31,272
2,933	Sitio Royalties Corp., Class A Shares	74,498
4,369	SM Energy Co.	184,852
40,241	Southwestern Energy Co.*	272,834
3,971	Talos Energy Inc.*	68,381
2,758	Teekay Corp.*	17,679
817	Teekay Tankers Ltd., Class A Shares	33,236
18,515	Tellurian Inc.*	20,737
213	Texas Pacific Land Corp.	401,452
13,303	Uranium Energy Corp.*	57,469
4,463	VAALCO Energy Inc.	18,477
2,235	Vertex Energy Inc.*	9,476
568	Vital Energy Inc.*	34,245
897	Vitesse Energy Inc.	20,846
3,524	W&T Offshore Inc.*	14,378
2,429	World Kinect Corp.	53,195

	Total Oil, Gas & Consumable Fuels	12,992,437

	TOTAL ENERGY	21,171,846

FINANCIALS — 13.0%

Banks — 4.1%
662	1st Source Corp.	29,585
385	ACNB Corp.	12,255
634	Amalgamated Financial Corp.	11,361
1,072	Amerant Bancorp Inc., Class A Shares	20,121
360	American National Bankshares Inc.	14,112
2,380	Ameris Bancorp	96,985
326	Ames National Corp.	5,852
684	Arrow Financial Corp.	12,045
5,525	Associated Banc-Corp.	95,748
2,661	Atlantic Union Bankshares Corp.	79,005
2,109	Axos Financial Inc.*	90,877
12,800	Banc of California Inc.	160,384
848	BancFirst Corp.	81,052
1,521	Bancorp Inc. (The)*	55,836
343	Bank First Corp.	26,627
1,399	Bank of Hawaii Corp.(a)	75,182
722	Bank of Marin Bancorp	13,588
1,986	Bank of NT Butterfield & Son Ltd. (The)	57,832
4,158	Bank OZK	167,027
52,655	BankUnited Inc.	1,382,194
327	Bankwell Financial Group Inc.	8,509
5,452	Banner Corp.	237,435
692	Bar Harbor Bankshares	17,189
565	Baycom Corp.	10,888
599	BCB Bancorp Inc.	6,817
8,449	Berkshire Hills Bancorp Inc.	176,584
936	Blue Foundry Bancorp*	8,658

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Banks — 4.1% — (continued)
1,144	Blue Ridge Bankshares Inc.	$9,061
1,110	BOK Financial Corp.	92,252
835	Bridgewater Bancshares Inc.*	8,734
2,584	Brookline Bancorp Inc.	24,729
335	Burke & Herbert Financial Services Corp.	16,572
842	Business First Bancshares Inc.	17,219
1,141	Byline Bancorp Inc.	24,166
108	C&F Financial Corp.	5,759
5,119	Cadence Bank	117,123
308	Cambridge Bancorp	16,389
653	Camden National Corp.	21,412
572	Capital Bancorp Inc.	10,954
553	Capital City Bank Group Inc.	16,872
5,361	Capitol Federal Financial Inc.	30,397
779	Capstar Financial Holdings Inc.	10,174
965	Carter Bankshares Inc.*	13,809
2,666	Cathay General Bancorp	94,990
770	Central Pacific Financial Corp.	13,067
375	Central Valley Community Bancorp	5,483
154	Chemung Financial Corp.	6,051
247	ChoiceOne Financial Services Inc.	5,938
635	Citizens & Northern Corp.	11,474
140	Citizens Financial Services Inc.	7,664
423	City Holding Co.	38,645
855	Civista Bancshares Inc.	14,526
817	CNB Financial Corp.	14,878
417	Coastal Financial Corp.*	18,369
299	Codorus Valley Bancorp Inc.	6,055
731	Colony Bankcorp Inc.	7,610
7,658	Columbia Banking System Inc.	156,836
1,021	Columbia Financial Inc.*	17,520
16,665	Comerica Inc.	801,753
7,027	Commerce Bancshares Inc.	344,955
1,556	Community Bank System Inc.	73,988
527	Community Trust Bancorp Inc.	18,709
1,229	ConnectOne Bancorp Inc.	23,499
1,541	CrossFirst Bankshares Inc.*	16,566
5,165	Cullen/Frost Bankers Inc.	488,247
955	Customers Bancorp Inc.*	33,559
5,019	CVB Financial Corp.	87,632
1,259	Dime Community Bancshares Inc.	26,829
919	Eagle Bancorp Inc.	22,111
5,302	East West Bancorp Inc.	293,413
5,871	Eastern Bankshares Inc.	79,024
361	Enterprise Bancorp Inc.	10,447
1,380	Enterprise Financial Services Corp.	53,420
673	Equity Bancshares Inc., Class A Shares	16,838
286	Esquire Financial Holdings Inc.	13,373
378	ESSA Bancorp Inc.	6,014
238	Evans Bancorp Inc.	6,740
603	Farmers & Merchants Bancorp Inc.	11,517
1,431	Farmers National Banc Corp.	18,174
1,482	FB Financial Corp.	45,023
134	Fidelity D&D Bancorp Inc.	6,350
794	Financial Institutions Inc.	13,895

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Banks — 4.1% — (continued)
7,640	First Bancorp	$127,840
605	First Bancorp Inc. (The)	14,895
1,136	First Bancshares Inc. (The)	32,251
727	First Bank	8,317
2,165	First Busey Corp.	43,733
371	First Business Financial Services Inc.	11,698
400	First Citizens BancShares Inc., Class A Shares	544,160
2,751	First Commonwealth Financial Corp.	35,956
743	First Community Bancshares Inc.	22,981
334	First Community Corp.	5,772
2,751	First Financial Bancorp	57,166
4,771	First Financial Bankshares Inc.	137,023
501	First Financial Corp.	18,397
1,919	First Foundation Inc.	15,083
4,889	First Hawaiian Inc.	92,451
19,468	First Horizon Corp.	244,323
3,155	First Interstate BancSystem Inc., Class A Shares	81,746
2,124	First Merchants Corp.	63,380
679	First Mid Bancshares Inc.	18,992
1,106	First of Long Island Corp. (The)	14,444
320	First Western Financial Inc.*	6,502
479	Five Star Bancorp	10,471
1,288	Flushing Financial Corp.	18,187
13,491	FNB Corp.	156,900
197	FS Bancorp Inc.	5,841
5,822	Fulton Financial Corp.	77,607
686	FVCBankcorp Inc.*	8,349
1,080	German American Bancorp Inc.	31,244
4,071	Glacier Bancorp Inc.	122,985
423	Great Southern Bancorp Inc.	21,349
266	Greene County Bancorp Inc.	7,663
344	Guaranty Bancshares Inc.	9,931
3,184	Hancock Whitney Corp.	131,340
722	Hanmi Financial Corp.	12,505
1,485	HarborOne Bancorp Inc.	14,805
538	HBT Financial Inc.	10,061
1,666	Heartland Financial USA Inc.	51,046
2,685	Heritage Commerce Corp.	23,279
843	Heritage Financial Corp.	14,516
1,689	Hilltop Holdings Inc.	51,329
56	Hingham Institution For Savings The	11,155
353	Home Bancorp Inc.	11,529
7,000	Home BancShares Inc.	155,260
519	HomeStreet Inc.	4,905
700	HomeTrust Bancshares Inc.	15,995
3,457	Hope Bancorp Inc.	33,429
1,419	Horizon Bancorp Inc.	15,879
53,559	Huntington Bancshares Inc.	593,969
16,762	Independent Bank Corp.	869,261
1,375	Independent Bank Group Inc.	58,025
2,109	International Bancshares Corp.	94,441
587	John Marshall Bancorp Inc.	10,372
2,369	Kearny Financial Corp.	17,554
2,589	Lakeland Bancorp Inc.	34,977
924	Lakeland Financial Corp.	48,168

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Banks — 4.1% — (continued)
403	LCNB Corp.	$6,009
1,277	Live Oak Bancshares Inc.	41,298
760	Luther Burbank Corp.	6,908
1,098	Macatawa Bank Corp.	10,058
260	MainStreet Bancshares Inc.	5,881
721	Mercantile Bank Corp.	24,067
734	Metrocity Bankshares Inc.	14,313
370	Metropolitan Bank Holding Corp.*	14,730
566	Mid Penn Bancorp Inc.	12,390
222	Middlefield Banc Corp.	5,756
1,022	Midland States Bancorp Inc.	22,688
706	MidWestOne Financial Group Inc.	15,080
284	MVB Financial Corp.	6,685
21,987	National Bank Holdings Corp., Class A Shares	693,470
191	National Bankshares Inc.	5,027
1,226	NBT Bancorp Inc.	42,199
78,444	New York Community Bancorp Inc.	963,292
468	Nicolet Bankshares Inc.	35,479
287	Northeast Bank	12,195
418	Northeast Community Bancorp Inc.	6,629
1,560	Northfield Bancorp Inc.	16,442
200	Northrim BanCorp Inc.	8,306
3,558	Northwest Bancshares Inc.	39,138
194	Norwood Financial Corp.	5,263
236	Oak Valley Bancorp	5,926
2,438	OceanFirst Financial Corp.	41,129
1,444	OFG Bancorp	43,551
10,751	Old National Bancorp	164,060
1,613	Old Second Bancorp Inc.	23,340
183	Orange County Bancorp Inc.	8,508
1,165	Origin Bancorp Inc.	35,754
454	Orrstown Financial Services Inc.	9,806
18,186	Pacific Premier Bancorp Inc.	418,642
4,602	PacWest Bancorp	36,586
508	Park National Corp.	51,694
507	Parke Bancorp Inc.	8,756
914	Pathward Financial Inc.	45,033
540	PCB Bancorp	8,667
659	Peapack Gladstone Financial Corp.	17,971
220	Penns Woods Bancorp Inc.	5,729
1,230	Peoples Bancorp Inc.	31,697
386	Peoples Financial Services Corp.	16,830
2,760	Pinnacle Financial Partners Inc.	183,706
545	Pioneer Bancorp Inc.*	4,910
161	Plumas Bancorp	5,625
668	Ponce Financial Group Inc.*	5,337
2,643	Popular Inc.	180,464
386	Preferred Bank	23,974
1,513	Premier Financial Corp.	28,505
950	Primis Financial Corp.	8,436
209	Princeton Bancorp Inc.	6,117
3,268	Prosperity Bancshares Inc.	185,655
2,206	Provident Financial Services Inc.	36,355
640	QCR Holdings Inc.	33,574
663	RBB Bancorp	9,037

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Banks — 4.1% — (continued)
182	Red River Bancshares Inc.	$8,605
1,640	Renasant Corp.	45,674
341	Republic Bancorp Inc., Class A Shares	15,154
966	S&T Bancorp Inc.	27,367
1,724	Sandy Spring Bancorp Inc.	38,342
2,485	Seacoast Banking Corp. of Florida	58,671
1,783	ServisFirst Bancshares Inc.	99,919
1,226	Shore Bancshares Inc.	13,584
690	Sierra Bancorp	13,717
3,907	Simmons First National Corp., Class A Shares	69,623
655	SmartFinancial Inc.	14,914
410	South Plains Financial Inc.	10,754
313	Southern First Bancshares Inc.*	8,798
327	Southern Missouri Bancorp Inc.	13,832
275	Southern States Bancshares Inc.	6,300
906	Southside Bancshares Inc.(a)	27,271
2,873	SouthState Corp.	207,718
1,786	Stellar Bancorp Inc.	37,988
1,036	Sterling Bancorp Inc.*	6,102
970	Stock Yards Bancorp Inc.	44,426
636	Summit Financial Group Inc.	15,646
5,518	Synovus Financial Corp.	170,837
23,639	Texas Capital Bancshares Inc.*	1,476,019
458	Third Coast Bancshares Inc.*	8,620
237	Timberland Bancorp Inc.	6,721
620	Tompkins Financial Corp.	32,197
19,961	Towne Bank	471,080
1,262	TriCo Bancshares	43,337
839	Triumph Financial Inc.*	53,889
651	TrustCo Bank Corp. NY	18,534
1,807	Trustmark Corp.	41,633
1,630	UMB Financial Corp.	103,032
4,876	United Bankshares Inc.	146,670
18,682	United Community Banks Inc.	504,414
385	Unity Bancorp Inc.	9,304
1,195	Univest Financial Corp.	21,498
346	USCB Financial Holdings Inc.*	3,796
15,912	Valley National Bancorp	146,072
1,815	Veritex Holdings Inc.	34,140
198	Virginia National Bankshares Corp.	6,542
2,534	Washington Federal Inc.	68,874
784	Washington Trust Bancorp Inc.	21,952
6,391	Webster Financial Corp.	271,042
2,198	WesBanco Inc.	55,741
761	West BanCorp Inc.	14,094
757	Westamerica BanCorp	33,331
4,013	Western Alliance Bancorp	200,690
2,389	Wintrust Financial Corp.	185,410
8,106	WSFS Financial Corp.	318,566
5,430	Zions Bancorp NA	192,765

	Total Banks	19,815,871

Capital Markets — 2.6%
1,351	Affiliated Managers Group Inc.	181,048
764	AlTi Global Inc.*	5,585

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Capital Markets — 2.6% — (continued)
2,179	Artisan Partners Asset Management Inc., Class A Shares	$83,717
771	Assetmark Financial Holdings Inc.*	22,274
1,422	Avantax Inc.*	29,748
638	B. Riley Financial Inc.	32,669
4,167	Bakkt Holdings Inc.*	5,751
12,142	BGC Group Inc., Class A Shares	59,982
1,257	Brightsphere Investment Group Inc.	26,033
7,818	Carlyle Group Inc. (The)	252,912
3,849	Cboe Global Markets Inc.	576,234
11,048	Cohen & Steers Inc.	720,109
116	Diamond Hill Investment Group Inc.	19,576
856	Donnelley Financial Solutions Inc.*	42,175
1,349	Evercore Inc., Class A Shares	188,928
1,413	FactSet Research Systems Inc.	616,647
2,097	Focus Financial Partners Inc., Class A Shares*(b)	111,141
3,523	Forge Global Holdings Inc.*	8,631
1,524	GCM Grosvenor Inc., Class A Shares	11,643
1,357	Hamilton Lane Inc., Class A Shares	125,916
1,865	Houlihan Lokey Inc., Class A Shares	196,459
13,745	Invesco Ltd.	218,820
5,052	Janus Henderson Group PLC	138,778
7,549	Jefferies Financial Group Inc.	269,424
3,988	Lazard Ltd., Class A Shares	138,543
1,343	MarketAxess Holdings Inc.	323,569
4,305	MarketWise Inc.	5,812
2,335	Moelis & Co., Class A Shares	110,702
5,659	Moody’s Corp.	1,905,951
941	Morningstar Inc.	218,943
12,778	Nasdaq Inc.	670,589
32,501	Northern Trust Corp.	2,472,351
3,688	Open Lending Corp.*	30,426
1,354	P10 Inc., Class A Shares	16,316
1,902	Patria Investments Ltd., Class A Shares	27,427
1,549	Perella Weinberg Partners, Class A Shares	16,311
618	Piper Sandler Cos.	92,070
916	PJT Partners Inc., Class A Shares	72,355
24,145	Robinhood Markets Inc., Class A Shares*	262,939
1,125	Sculptor Capital Management Inc., Class A Shares	13,073
3,698	SEI Investments Co.	229,498
575	Silvercrest Asset Management Group Inc., Class A Shares	11,080
31,143	SLR Investment Corp.(a)	473,685
23,801	StepStone Group Inc., Class A Shares	734,737
3,864	Stifel Financial Corp.	251,237
628	StoneX Group Inc.*	58,957
2,362	TPG Inc., Class A Shares	66,419
1,027	Victory Capital Holdings Inc., Class A Shares	35,349
3,456	Virtu Financial Inc., Class A Shares	64,765
241	Virtus Investment Partners Inc.	49,911
4,940	WisdomTree Inc.	36,062
12,089	XP Inc., Class A Shares*	306,335

	Total Capital Markets	12,639,612

Consumer Finance — 0.4%
10,082	Ally Financial Inc.	279,171
163	Atlanticus Holdings Corp.*	5,689

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Consumer Finance — 0.4% — (continued)
7,671	Bread Financial Holdings Inc.	$288,276
201	Consumer Portfolio Services Inc.*	1,863
232	Credit Acceptance Corp.*	116,411
882	Encore Capital Group Inc.*	41,331
1,078	Enova International Inc.*	54,385
1,368	FirstCash Holdings Inc.	122,190
1,554	Green Dot Corp., Class A Shares*	23,061
3,916	LendingClub Corp.*	27,255
456	LendingTree Inc.*	8,623
3,316	Navient Corp.	58,527
507	Nelnet Inc., Class A Shares	46,568
1,164	NerdWallet Inc., Class A Shares*	10,476
4,121	OneMain Holdings Inc., Class A Shares	171,063
1,477	PRA Group Inc.*	28,772
1,672	PROG Holdings Inc.*	57,350
276	Regional Management Corp.	7,584
8,860	SLM Corp.	126,166
34,144	SoFi Technologies Inc.*	295,687
2,676	Upstart Holdings Inc.*(a)	86,087
118	World Acceptance Corp.*	15,908

	Total Consumer Finance	1,872,443

Financial Services — 1.8%
1,324	Acacia Research Corp.*	5,044
8,105	Affirm Holdings Inc., Class A Shares*(a)	168,665
766	Alerus Financial Corp.	14,937
652	A-Mark Precious Metals Inc.	22,246
5,464	AvidXchange Holdings Inc.*	56,170
1,063	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	25,087
11,484	Cannae Holdings Inc.*	225,431
2,077	Cantaloupe Inc.*	16,450
515	Cass Information Systems Inc.	19,745
2,484	Compass Diversified Holdings	51,295
1,089	Enact Holdings Inc.	31,211
13,242	Equitable Holdings Inc.	381,370
3,881	Essent Group Ltd.	194,904
7,664	Euronet Worldwide Inc.*	669,527
2,506	EVERTEC Inc.	99,162
352	Federal Agricultural Mortgage Corp., Class C Shares	59,249
3,963	Finance Of America Cos Inc., Class A Shares*	5,627
39,920	Flywire Corp.*	1,380,434
964	I3 Verticals Inc., Class A Shares*	22,799
1,059	International Money Express Inc.*	18,321
2,676	Jack Henry & Associates Inc.	419,543
2,957	Jackson Financial Inc., Class A Shares	111,183
18,758	Marqeta Inc., Class A Shares*	115,362
586	Merchants Bancorp	17,094
10,485	MGIC Investment Corp.	184,326
2,429	Mr. Cooper Group Inc.*	137,627
808	NewtekOne Inc.	14,471
3,182	NMI Holdings Inc., Class A Shares*	91,069
214	Ocwen Financial Corp.*	6,476
7,144	Pagseguro Digital Ltd., Class A Shares*	64,153
9,200	Payoneer Global Inc.*	56,948
1,252	Paysafe Ltd.*	16,401

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Financial Services — 1.8% — (continued)
3,045	Paysign Inc.*	$6,851
1,004	PennyMac Financial Services Inc.	72,057
482	Priority Technology Holdings Inc.*	1,788
5,766	Radian Group Inc.	156,143
3,084	Remitly Global Inc.*	77,563
2,846	Repay Holdings Corp., Class A Shares*	26,240
753	Security National Financial Corp., Class A Shares*	6,175
20,689	Shift4 Payments Inc., Class A Shares*	1,174,928
10,530	StoneCo Ltd., Class A Shares*	129,098
2,041	TFS Financial Corp.	27,778
13,157	Toast Inc., Class A Shares*	291,691
3,252	UWM Holdings Corp.	19,382
342	Velocity Financial Inc.*	4,237
12,073	Voya Financial Inc.	841,247
1,192	Walker & Dunlop Inc.	101,725
615	Waterstone Financial Inc.	7,632
11,865	Western Union Co. (The)	146,533
6,131	WEX Inc.*	1,202,779

	Total Financial Services	8,996,174

Insurance — 3.6%
1,747	Ambac Financial Group Inc.*	22,501
2,920	American Equity Investment Life Holding Co.	156,746
2,699	American Financial Group Inc.	312,868
749	AMERISAFE Inc.	38,798
1,257	Argo Group International Holdings Ltd.	37,396
1,927	Assurant Inc.	268,489
2,053	Assured Guaranty Ltd.	120,799
3,078	Axis Capital Holdings Ltd.	168,859
2,625	Brighthouse Financial Inc.*	130,358
26,572	BRP Group Inc., Class A Shares*	706,549
4,195	Chubb Ltd.	842,650
4,730	CNO Financial Group Inc.	110,682
698	Crawford & Co., Class A Shares	7,476
558	Donegal Group Inc., Class A Shares	8,152
11,005	eHealth Inc.*	86,059
812	Employers Holdings Inc.	31,855
439	Enstar Group Ltd.*	111,194
1,568	Everest Group Ltd.	565,546
883	F&G Annuities & Life Inc.	24,998
3,633	First American Financial Corp.	224,083
13,932	Genworth Financial Inc., Class A Shares*	80,666
3,464	Globe Life Inc.	386,478
324	GoHealth Inc., Class A Shares*	5,148
17,756	Goosehead Insurance Inc., Class A Shares*	1,240,434
1,274	Greenlight Capital Re Ltd., Class A Shares*	14,052
1,361	Hanover Insurance Group Inc. (The)	145,246
3,522	Hartford Financial Services Group Inc. (The)	252,950
251	HCI Group Inc.	13,373
352	Hippo Holdings Inc.*	3,513
1,213	Horace Mann Educators Corp.	34,765
51	Investors Title Co.	7,338
977	James River Group Holdings Ltd.	14,225
2,188	Kemper Corp.	102,770
681	Kingsway Financial Services Inc.*	6,013

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Insurance — 3.6% — (continued)
3,806	Kinsale Capital Group Inc.	$1,517,186
1,963	Lemonade Inc.*	27,011
6,224	Lincoln National Corp.	159,708
2,733	Maiden Holdings Ltd.*	4,673
1,096	Markel Group Inc.*	1,620,896
1,651	MBIA Inc.*	13,026
1,086	Mercury General Corp.	31,070
2,622	MetLife Inc.	166,078
83	National Western Life Group Inc., Class A Shares	37,727
380	NI Holdings Inc.*	4,849
10,030	Old Republic International Corp.	274,321
5,610	Oscar Health Inc., Class A Shares*	35,175
11,050	Palomar Holdings Inc.*	563,661
5,659	Primerica Inc.	1,137,233
1,532	ProAssurance Corp.	27,086
12,019	Reinsurance Group of America Inc., Class A Shares	1,666,074
1,814	RenaissanceRe Holdings Ltd.	340,832
1,492	RLI Corp.	196,228
3,393	Ryan Specialty Holdings Inc., Class A Shares*	165,409
412	Safety Insurance Group Inc.	28,374
2,215	Selective Insurance Group Inc.	219,750
6,025	Selectquote Inc.*	7,351
3,624	SiriusPoint Ltd.*	40,081
399	Skyward Specialty Insurance Group Inc.*	9,704
776	Stewart Information Services Corp.	35,944
845	Tiptree Inc.	14,889
13,842	Travelers Cos., Inc. (The)	2,231,746
1,502	Trupanion Inc.*	44,654
896	United Fire Group Inc.	17,714
1,053	Universal Insurance Holdings Inc.	13,331
7,379	Unum Group	362,973
92	White Mountains Insurance Group Ltd.	146,160
4,712	WR Berkley Corp.	291,484

	Total Insurance	17,735,427

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
773	AFC Gamma Inc.	10,250
20,743	AGNC Investment Corp.	205,563
286	Angel Oak Mortgage REIT Inc.	2,666
17,975	Annaly Capital Management Inc.	364,353
5,243	Apollo Commercial Real Estate Finance Inc.	57,254
5,912	Arbor Realty Trust Inc.(a)	94,355
1,995	Ares Commercial Real Estate Corp.	20,648
7,624	ARMOUR Residential REIT Inc.(a)	37,434
6,476	Blackstone Mortgage Trust Inc., Class A Shares	142,601
4,329	BrightSpire Capital Inc., Class A Shares	30,130
397	Chicago Atlantic Real Estate Finance Inc.	6,003
8,889	Chimera Investment Corp.	53,778
3,564	Claros Mortgage Trust Inc.	40,594
2,026	Dynex Capital Inc.	26,257
2,275	Ellington Financial Inc.	30,417
3,014	Franklin BSP Realty Trust Inc.	42,618
1,891	Granite Point Mortgage Trust Inc.	10,098
27,324	Hannon Armstrong Sustainable Infrastructure Capital Inc.	611,238
1,747	Invesco Mortgage Capital Inc.	19,654

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 13.0% — (continued)

Mortgage Real Estate Investment Trusts (REITs) — 0.5% — (continued)
2,316	KKR Real Estate Finance Trust Inc.	$28,973
4,146	Ladder Capital Corp., Class A Shares	45,440
3,899	MFA Financial Inc.	42,733
3,073	New York Mortgage Trust Inc.	29,255
510	Nexpoint Real Estate Finance Inc.	8,716
1,183	Orchid Island Capital Inc, Class A Shares	11,345
3,390	PennyMac Mortgage Investment Trust	45,460
5,708	Ready Capital Corp.	62,331
4,454	Redwood Trust Inc.	35,677
17,997	Rithm Capital Corp.	185,549
10,901	Starwood Property Trust Inc.	222,707
2,163	TPG RE Finance Trust Inc.	16,266
3,443	Two Harbors Investment Corp.	47,410

	Total Mortgage Real Estate Investment Trusts (REITs)	2,587,773

	TOTAL FINANCIALS	63,647,300

HEALTH CARE — 14.8%

Biotechnology — 3.0%
1,894	2seventy bio Inc.*	9,830
1,083	4D Molecular Therapeutics Inc.*	17,631
30,900	89bio Inc.*	529,626
354	Aadi Bioscience Inc.*	2,230
4,356	ACADIA Pharmaceuticals Inc.*	117,699
5,051	Achillion Pharmaceuticals Inc.*(b)	2,323
468	Acrivon Therapeutics Inc.*	5,485
874	Actinium Pharmaceuticals Inc.*	5,253
1,213	Adicet Bio Inc.*	2,426
7,033	ADMA Biologics Inc.*	27,077
870	Aduro Biotech Holdings Europe BV*(b)(c)	2,209
321	Aerovate Therapeutics Inc.*(a)	5,101
12,811	Agenus Inc.*	17,679
2,066	Agios Pharmaceuticals Inc.*	56,670
1,624	Akero Therapeutics Inc.*	80,599
1,677	Aldeyra Therapeutics Inc.*	12,510
2,467	Alector Inc.*	13,445
49,849	Alkermes PLC*	1,455,092
2,261	Allakos Inc.*	6,512
2,827	Allogene Therapeutics Inc.*	10,997
1,036	Allovir Inc.*	3,243
1,084	Alpine Immune Sciences Inc.*	13,387
1,561	Altimmune Inc.*	3,949
636	ALX Oncology Holdings Inc.*	2,709
10,063	Amicus Therapeutics Inc.*	129,008
711	AnaptysBio Inc.*	13,992
2,611	Anavex Life Sciences Corp.*	20,627
530	Anika Therapeutics Inc.*	9,460
1,763	Annexon Inc.*	4,848
3,639	Apellis Pharmaceuticals Inc.*	153,602
5,603	Arbutus Biopharma Corp.*	11,374
1,365	Arcellx Inc.*	48,922
787	Arcturus Therapeutics Holdings Inc.*	23,885
1,962	Arcus Biosciences Inc.*	40,221
2,083	Arcutis Biotherapeutics Inc.*	17,789
7,675	Ardelyx Inc.*	32,695

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Biotechnology — 3.0% — (continued)
3,746	Arrowhead Pharmaceuticals Inc.*	$103,539
960	ARS Pharmaceuticals Inc.*	6,806
16,830	Ascendis Pharma AS, ADR*	1,649,677
883	Astria Therapeutics Inc.*	7,859
3,264	Atara Biotherapeutics Inc.*	4,765
944	Aura Biosciences Inc.*	9,799
4,781	Aurinia Pharmaceuticals Inc.*	43,364
2,130	Avid Bioservices Inc.*	25,134
2,506	Avidity Biosciences Inc.*	18,945
894	Avita Medical Inc.*	14,572
2,425	Beam Therapeutics Inc.*	56,211
1,566	BioAtla Inc.*	3,931
7,114	BioCryst Pharmaceuticals Inc.*	50,581
2,328	Biohaven Ltd.*	42,579
719	Biomea Fusion Inc.*(a)	12,130
654	Bioxcel Therapeutics Inc.*	2,472
4,643	Bluebird Bio Inc.*	17,504
2,290	Blueprint Medicines Corp.*	114,179
4,207	Bridgebio Pharma Inc.*	125,831
930	Cabaletta Bio Inc.*	13,169
2,063	CareDx Inc.*	19,207
2,167	Caribou Biosciences Inc.*	12,764
877	Carisma Therapeutics Inc.	6,069
3,721	Catalyst Pharmaceuticals Inc.*	52,243
546	Celcuity Inc.*	5,198
1,757	Celldex Therapeutics Inc.*	49,020
1,003	Century Therapeutics Inc.*	2,487
20,637	Cerevel Therapeutics Holdings Inc.*	489,097
2,730	Cogent Biosciences Inc.*	33,333
38,812	Coherus Biosciences Inc.*	206,868
3,100	Compass Therapeutics Inc.*	7,223
1,958	Crinetics Pharmaceuticals Inc.*	33,913
7,610	CRISPR Therapeutics AG*	380,576
1,488	Cue Biopharma Inc.*	4,032
871	Cullinan Oncology Inc.*	9,015
3,341	Cytokinetics Inc.*	116,735
1,746	Day One Biopharmaceuticals Inc.*	23,554
1,864	Deciphera Pharmaceuticals Inc.*	26,171
4,274	Denali Therapeutics Inc.*	98,687
1,220	Design Therapeutics Inc.*	3,026
275	Discount Medicine Inc., Class A Shares*	14,561
4,541	Dynavax Technologies Corp.*	65,209
1,705	Dyne Therapeutics Inc.*	19,437
486	Eagle Pharmaceuticals Inc.*	8,238
2,361	Editas Medicine Inc.*	21,037
2,144	Emergent BioSolutions Inc.*	10,055
712	Enanta Pharmaceuticals Inc.*	10,573
729	Entrada Therapeutics Inc.*	10,731
11,964	EQRx Inc.*	27,398
2,775	Erasca Inc.*	7,187
6,569	Exact Sciences Corp.*	549,628
11,697	Exelixis Inc.*	261,896
3,113	Fate Therapeutics Inc.*	7,814
629	Fennec Pharmaceuticals Inc.*	5,133
3,344	FibroGen Inc.*	3,210

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Biotechnology — 3.0% — (continued)
784	Foghorn Therapeutics Inc.*	$5,935
163	Genelux Corp.*	3,941
1,906	Generation Bio Co.*	9,111
17,899	Geron Corp.*	43,495
2,793	Gritstone bio Inc.*	5,083
4,845	Halozyme Therapeutics Inc.*	206,203
4,418	Heron Therapeutics Inc.*	7,246
892	HilleVax Inc.*	11,899
2,222	Humacyte Inc.*	8,510
1,045	Icosavax Inc.*	8,088
1,956	Ideaya Biosciences Inc.*	57,428
297	IGM Biosciences Inc.*	2,124
650	Immuneering Corp., Class A Shares*	5,857
3,464	ImmunityBio Inc.*	5,577
8,764	ImmunoGen Inc.*	138,822
2,044	Immunovant Inc.*	46,419
1,253	Inhibrx Inc.*	26,814
1,105	Inozyme Pharma Inc.*	5,415
4,707	Insmed Inc.*	103,036
3,165	Intellia Therapeutics Inc.*	118,624
974	Intercept Pharmaceuticals Inc.*	10,548
5,187	Ionis Pharmaceuticals Inc.*	208,880
7,436	Iovance Biotherapeutics Inc.*	44,913
5,272	Ironwood Pharmaceuticals Inc., Class A Shares*	46,394
1,000	iTeos Therapeutics Inc.*	12,065
442	Janux Therapeutics Inc.*	4,862
871	KalVista Pharmaceuticals Inc.*	9,450
1,330	Karuna Therapeutics Inc.*	249,721
2,788	Karyopharm Therapeutics Inc.*	3,569
918	Keros Therapeutics Inc.*	32,231
1,957	Kezar Life Sciences Inc.*	2,916
1,073	Kiniksa Pharmaceuticals Ltd., Class A Shares*	18,488
1,361	Kodiak Sciences Inc.*	2,994
811	Krystal Biotech Inc.*	100,953
2,417	Kura Oncology Inc.*	24,001
1,443	Kymera Therapeutics Inc.*	27,532
1,727	Larimar Therapeutics Inc.*	6,424
2,519	Lexicon Pharmaceuticals Inc.*	4,333
4,062	Lineage Cell Therapeutics Inc.*	5,362
7,232	Lyell Immunopharma Inc.*	17,284
2,240	MacroGenics Inc.*	10,438
491	Madrigal Pharmaceuticals Inc.*	88,380
8,922	MannKind Corp.*	41,130
1,109	MeiraGTx Holdings PLC*	6,976
483	Merrimack Pharmaceuticals Inc.*	5,897
3,754	Mersana Therapeutics Inc.*	4,167
4,371	MiMedx Group Inc.*	32,433
465	Mineralys Therapeutics Inc.*	5,971
1,784	Mirati Therapeutics Inc.*	66,365
977	Mirum Pharmaceuticals Inc.*	25,822
1,250	Monte Rosa Therapeutics Inc.*	7,338
10,510	MoonLake Immunotherapeutics, Class A Shares*(a)	605,061
1,099	Morphic Holding Inc.*	60,533
2,979	Myriad Genetics Inc.*	53,175
3,767	Natera Inc.*	221,236

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Biotechnology — 3.0% — (continued)
3,566	Neurocrine Biosciences Inc.*	$388,302
1,590	Nkarta Inc.*	2,735
2,945	Novavax Inc.*(a)	23,560
1,837	Nurix Therapeutics Inc.*	15,615
871	Nuvalent Inc., Class A Shares*	39,691
334	Nuvectis Pharma Inc.*	4,780
891	Olema Pharmaceuticals Inc.*	9,044
819	Omega Therapeutics Inc.*	3,006
19	Oncternal Therapeutics Inc.*(b)	19
2,782	Organogenesis Holdings Inc., Class A Shares*	7,790
1,279	ORIC Pharmaceuticals Inc.*	11,460
6,955	Outlook Therapeutics Inc.*	1,586
2,010	Ovid therapeutics Inc.*	6,764
1,007	PDS Biotechnology Corp.*	5,911
569	PepGen Inc.*	3,585
1,268	PMV Pharmaceuticals Inc.*	9,155
3,246	Point Biopharma Global Inc., Class A Shares*	25,838
2,515	Poseida Therapeutics Inc., Class A Shares*	5,256
7,154	Precigen Inc.*	12,519
1,377	Prime Medicine Inc.*(a)	18,231
2,168	ProKidney Corp., Class A Shares*	18,601
1,963	Protagonist Therapeutics Inc.*	38,907
2,660	Protalix BioTherapeutics Inc.*	5,027
1,502	Prothena Corp. PLC*	79,336
2,558	PTC Therapeutics Inc.*	101,041
1,002	Rallybio Corp.*	5,331
1,172	RAPT Therapeutics Inc.*	22,385
5,037	Recursion Pharmaceuticals Inc., Class A Shares*	43,822
1,451	REGENXBIO Inc.*	25,683
3,260	Relay Therapeutics Inc.*	33,317
1,383	Replimune Group Inc.*	28,241
3,627	REVOLUTION Medicines Inc.*	123,209
1,836	Rhythm Pharmaceuticals Inc.*	47,754
5,956	Rigel Pharmaceuticals Inc.*	6,790
37,241	Rocket Pharmaceuticals Inc.*	582,822
8,905	Roivant Sciences Ltd.*	103,031
2,005	Sage Therapeutics Inc.*	40,100
3,358	Sana Biotechnology Inc.*	17,965
5,271	Sangamo Therapeutics Inc.*	5,109
3,310	Sarepta Therapeutics Inc.*	400,543
2,598	Savara Inc.*	9,405
938	Scholar Rock Holding Corp.*	5,862
4,968	Selecta Biosciences Inc.*	6,111
3,866	Seres Therapeutics Inc.*	13,338
2,081	SpringWorks Therapeutics Inc.*	58,643
1,107	Stoke Therapeutics Inc.*	6,221
3,907	Summit Therapeutics Inc.*	6,329
1,648	Sutro Biopharma Inc.*	7,828
2,331	Syndax Pharmaceuticals Inc.*	43,147
1,743	Tango Therapeutics Inc.*	11,312
1,223	Tenaya Therapeutics Inc.*	4,733
5,159	TG Therapeutics Inc.*	54,015
2,561	Travere Therapeutics Inc., Class Preferred Shares*	36,571
2,119	Twist Bioscience Corp.*	46,597
599	Tyra Biosciences Inc.*	9,123

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Biotechnology — 3.0% — (continued)
2,439	Ultragenyx Pharmaceutical Inc.*	$89,731
1,669	United Therapeutics Corp.*	374,457
647	UroGen Pharma Ltd.*	11,310
2,203	Vanda Pharmaceuticals Inc.*	11,434
10,439	Vaxcyte Inc.*	541,993
2,720	Vaxxinity Inc., Class A Shares*	5,494
1,189	Vera Therapeutics Inc., Class A Shares*	21,033
2,741	Veracyte Inc.*	72,362
1,815	Vericel Corp.*	59,586
1,869	Verve Therapeutics Inc.*	24,054
570	Vigil Neuroscience Inc.*	3,437
3,475	Viking Therapeutics Inc.*	47,990
3,014	Vir Biotechnology Inc.*	38,157
1,634	Viridian Therapeutics Inc.*	29,690
1,219	Vor BioPharma Inc.*	3,048
1,127	Voyager Therapeutics Inc.*	11,293
4,096	X4 Pharmaceuticals Inc.*	5,243
2,183	Xencor Inc.*	47,982
322	XOMA Corp.*	4,514
1,519	Y-mAbs Therapeutics Inc.*	7,701
1,727	Zentalis Pharmaceuticals Inc.*	45,869
470	Zura Bio Ltd., Class A Shares*	3,234
1,842	Zymeworks Inc.*	13,336

	Total Biotechnology	14,837,990

Health Care Equipment & Supplies — 4.8%
85,905	Accuray Inc.*	244,829
2,953	Alphatec Holdings Inc.*	48,282
1,224	AngioDynamics Inc.*	9,829
1,298	Artivion Inc.*	21,962
12,356	AtriCure Inc.*	557,873
48	Atrion Corp.	22,325
13,214	Avanos Medical Inc.*	278,023
1,826	AxoGen Inc.*	11,431
1,745	Axonics Inc.*	99,989
559	Becton Dickinson and Co.	156,213
971	Beyond Air Inc.*	2,957
5,328	Butterfly Network Inc.*(a)	9,431
6,314	Cerus Corp.*	11,933
869	ClearPoint Neuro Inc.*	5,049
1,110	CONMED Corp.	123,721
634	Cutera Inc.*	7,215
406	CVRx Inc.*	7,044
20,132	CytoSorbents Corp.*	51,941
87,606	DENTSPLY SIRONA Inc.	3,249,307
12,839	Edwards Lifesciences Corp.*	981,798
2,187	Embecta Corp.	40,088
1,953	Enovis Corp.*	109,446
10,023	Envista Holdings Corp.*	320,936
1,672	Glaukos Corp.*	125,634
27,150	Globus Medical Inc., Class A Shares*	1,468,815
27,774	Haemonetics Corp.*	2,492,161
3,536	ICU Medical Inc.*	512,826
1,864	Inari Medical Inc.*	124,180
2,787	Inmode Ltd.*	108,944

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Health Care Equipment & Supplies — 4.8% — (continued)
990	Inogen Inc.*	$6,148
5,948	Inspire Medical Systems Inc.*	1,349,482
1,198	Integer Holdings Corp.*	102,201
8,714	Integra LifeSciences Holdings Corp.*	370,694
3,463	Intuitive Surgical Inc.*	1,082,811
236	iRadimed Corp.	10,910
1,149	iRhythm Technologies Inc.*	118,772
1,545	KORU Medical Systems Inc.*	4,048
13,196	Lantheus Holdings Inc.*	903,134
674	LeMaitre Vascular Inc.	38,964
2,030	LivaNova PLC*	112,767
1,746	Masimo Corp.*	199,533
16,646	Merit Medical Systems Inc.*	1,086,651
1,596	Nano-X Imaging Ltd.*	13,287
7,902	Neogen Corp.*	182,694
1,335	Nevro Corp.*	26,753
3,989	Novocure Ltd.*	87,997
12,458	NuVasive Inc.*	495,205
1,604	Omnicell Inc.*	91,203
46,150	OraSure Technologies Inc.*	298,129
1,144	Orthofix Medical Inc.*	24,207
567	OrthoPediatrics Corp.*	21,671
1,689	Outset Medical Inc.*	22,987
1,646	Paragon 28 Inc.*	23,587
1,336	Penumbra Inc.*	353,372
1,291	PROCEPT BioRobotics Corp.*	44,036
1,149	Pulmonx Corp.*	12,019
989	Pulse Biosciences Inc.*	4,658
6,007	QuidelOrtho Corp.*	494,737
939	RxSight Inc.*	27,240
143	Sanara Medtech Inc.*	5,171
233	Semler Scientific Inc.*	6,142
1,352	Shockwave Medical Inc.*	297,967
1,218	SI-BONE Inc.*	27,868
981	Sight Sciences Inc.*	6,435
1,454	Silk Road Medical Inc.*	28,091
67,359	Smith & Nephew PLC, ADR(a)	1,814,651
1,737	STAAR Surgical Co.*	75,316
496	Surmodics Inc.*	18,263
906	Tactile Systems Technology Inc.*	17,169
2,454	Tandem Diabetes Care Inc.*	67,141
548	Tela Bio Inc.*	5,294
1,426	Teleflex Inc.	303,367
1,178	TransMedics Group Inc.*	77,312
1,716	Treace Medical Concepts Inc.*	26,684
247	UFP Technologies Inc.*	43,400
120	Utah Medical Products Inc.	10,992
15,419	Varex Imaging Corp.*	303,292
2,847	Vicarious Surgical Inc., Class A Shares*	2,632
9,954	Zimmer Biomet Holdings Inc.	1,185,720
19,339	Zimvie Inc.*	228,200
811	Zynex Inc.*	6,245

	Total Health Care Equipment & Supplies	23,371,431

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Health Care Providers & Services — 3.0%
9,685	23andMe Holding Co., Class A Shares*	$10,653
36,440	Acadia Healthcare Co., Inc.*	2,809,524
2,358	Accolade Inc.*	31,809
2,800	AdaptHealth Corp., Class A Shares*	33,404
584	Addus HomeCare Corp.*	51,217
931	Agiliti Inc.*	8,984
10,026	agilon health Inc.*	177,661
782	AirSculpt Technologies Inc.*	6,006
2,673	Alignment Healthcare Inc.*	15,610
1,165	Amedisys Inc.*	109,219
1,458	AMN Healthcare Services Inc.*	128,858
1,632	Apollo Medical Holdings Inc.*	61,787
1,522	Aveanna Healthcare Holdings Inc.*	2,192
6,282	Brookdale Senior Living Inc.*	26,698
7,037	Cano Health Inc.*	2,176
2,788	CareMax Inc.*	6,217
919	Castle Biosciences Inc.*	18,316
2,267	Chemed Corp.	1,159,434
5,286	Community Health Systems Inc.*	17,867
305	CorVel Corp.*	66,017
1,387	Cross Country Healthcare Inc.*	35,729
2,023	DaVita Inc.*	207,196
2,822	DocGo Inc.*	25,257
13,364	Encompass Health Corp.	949,378
7,539	Enhabit Inc.*	96,575
1,967	Ensign Group Inc. (The)	197,133
726	Fulgent Genetics Inc.*	23,784
4,002	Guardant Health Inc.*	156,398
13,187	HealthEquity Inc.*	890,782
4,820	Henry Schein Inc.*	368,923
4,666	Hims & Hers Health Inc.*	31,309
589	InfuSystem Holdings Inc.*	6,055
722	Innovage Holding Corp.*	3,956
8,433	Invitae Corp.*(a)	7,793
633	Joint Corp. (The)*	5,880
3,803	LifeStance Health Group Inc.*	31,223
449	ModivCare Inc.*	14,413
2,817	Molina Healthcare Inc.*	873,608
440	National HealthCare Corp.	29,018
496	National Research Corp.	20,733
4,862	NeoGenomics Inc.*	73,076
13,691	OPKO Health Inc.*	25,054
43,516	Option Care Health Inc.*	1,515,662
2,753	Owens & Minor Inc.*	46,526
1,319	P3 Health Partners Inc.*	2,612
20,205	Patterson Cos., Inc.	606,958
16,843	Pediatrix Medical Group Inc.*	237,992
916	Pennant Group Inc. (The)*	10,974
21,771	PetIQ Inc., Class A Shares*	415,391
4,261	Premier Inc., Class A Shares	91,739
2,426	Privia Health Group Inc.*	63,682
2,882	Progyny Inc.*	107,614
1,232	Quipt Home Medical Corp.*	7,281
5,757	R1 RCM Inc.*	99,251

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Health Care Providers & Services — 3.0% — (continued)
1,775	RadNet Inc.*	$59,303
3,798	Select Medical Holdings Corp.	110,940
2,424	Surgery Partners Inc.*	87,894
3,683	Tenet Healthcare Corp.*	285,653
16,144	Universal Health Services Inc., Class B Shares	2,174,597
502	US Physical Therapy Inc.	50,617
1,122	Viemed Healthcare Inc.*	8,875

	Total Health Care Providers & Services	14,800,483

Health Care Technology — 0.7%
8,519	American Well Corp., Class A Shares*	12,097
4,518	Certara Inc.*	73,011
536	Computer Programs & Systems Inc.*	8,721
1,391	Definitive Healthcare Corp., Class A Shares*	13,075
4,043	Doximity Inc., Class A Shares*	96,385
3,978	Evolent Health Inc., Class A Shares*	101,479
2,001	Health Catalyst Inc.*	23,392
873	HealthStream Inc.	18,359
12,302	Multiplan Corp.*	21,036
2,138	NextGen Healthcare Inc.*	38,933
765	OptimizeRx Corp.*	6,518
1,878	Phreesia Inc.*	53,467
1,959	Schrodinger Inc.*	72,267
10,385	Sharecare Inc.*	9,841
547	Simulations Plus Inc.	24,336
6,082	Teladoc Health Inc.*	137,696
9,967	Veeva Systems Inc., Class A Shares*	2,080,113
56,731	Veradigm Inc.*	759,061

	Total Health Care Technology	3,549,787

Life Sciences Tools & Services — 2.1%
3,379	10X Genomics Inc., Class A Shares*	175,201
3,898	Adaptive Biotechnologies Corp.*	26,389
767	Akoya Biosciences Inc.*	3,988
6,355	Azenta Inc.*	358,613
1,206	BioLife Solutions Inc.*	15,931
2,398	Bio-Rad Laboratories Inc., Class A Shares*	959,680
33,626	Bio-Techne Corp.	2,636,278
3,875	Bruker Corp.	254,200
7,408	Charles River Laboratories International Inc.*	1,532,123
2,245	Codexis Inc.*	3,906
1,543	CryoPort Inc.*	21,756
4,353	Cytek Biosciences Inc.*	33,083
1,350	Harvard Bioscience Inc.*	5,954
7,992	Illumina Inc.*	1,320,438
3,971	Maravai LifeSciences Holdings Inc., Class A Shares*	41,060
3,229	MaxCyte Inc.*	11,818
870	Medpace Holdings Inc.*	235,135
188	Mesa Laboratories Inc.	26,952
1,925	NanoString Technologies Inc.*	4,928
1,289	Nautilus Biotechnology Inc., Class A Shares*	4,164
3,033	OmniAb Inc.*	17,591
234	OmniAb Inc., Class CR3 Shares (Cost — $0, acquired 11/3/22)*(b)(c)(d)	—
234	OmniAb Inc., Class CR4 Shares (Cost — $0, acquired 11/3/22)*(b)(c)(d)	—
9,044	Pacific Biosciences of California Inc.*	102,016

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Life Sciences Tools & Services — 2.1% — (continued)
8,333	QIAGEN NV*	$379,068
1,361	Quanterix Corp.*	36,475
4,548	Quantum-Si Inc.*	10,642
8,449	Repligen Corp.*	1,469,366
1,843	Seer Inc., Class A Shares*	4,847
4,744	SomaLogic Inc.*	10,484
3,591	Sotera Health Co.*	57,959
83,055	Standard BioTools Inc.*(c)	249,165
3,889	Syneos Health Inc., Class A Shares*	166,177
1,142	Waters Corp.*	320,674

	Total Life Sciences Tools & Services	10,496,061

Pharmaceuticals — 1.2%
2,445	Aclaris Therapeutics Inc.*	18,289
60,753	Amneal Pharmaceuticals Inc.*	248,480
1,437	Amphastar Pharmaceuticals Inc.*	76,606
1,899	Amylyx Pharmaceuticals Inc.*	40,942
432	ANI Pharmaceuticals Inc.*	27,817
1,849	Arvinas Inc.*	52,160
3,800	Assertio Holdings Inc.*	12,464
3,220	Atea Pharmaceuticals Inc.*	10,819
1,217	Axsome Therapeutics Inc.*	98,334
813	Biote Corp., Class A Shares*	4,016
1,882	Cara Therapeutics Inc.*	4,837
1,467	Cassava Sciences Inc.*(a)	30,763
17,474	Catalent Inc.*	873,176
1,004	CinCor Pharma Inc.*(b)	3,092
4,809	Citius Pharmaceuticals Inc.*	4,387
1,236	Collegium Pharmaceutical Inc.*	28,947
2,878	Corcept Therapeutics Inc.*	94,197
1,546	CorMedix Inc.*	6,292
3,543	Cymabay Therapeutics Inc.*	48,716
1,704	Edgewise Therapeutics Inc.*	10,650
18,185	Elanco Animal Health Inc.*	221,857
826	Enliven Therapeutics Inc.*	12,902
1,328	Evolus Inc.*	13,134
826	EyePoint Pharmaceuticals Inc.*	8,186
1,175	Harmony Biosciences Holdings Inc.*	42,594
955	Harrow Health Inc.*	14,487
903	Ikena Oncology Inc.*	4,190
51,194	Innoviva Inc.*	652,724
3,445	Intra-Cellular Therapies Inc.*	191,266
2,248	Jazz Pharmaceuticals PLC*	322,273
612	Ligand Pharmaceuticals Inc.*	40,251
1,539	Liquidia Corp.*	10,573
689	Longboard Pharmaceuticals Inc.*	3,989
1,787	Marinus Pharmaceuticals Inc.*	12,706
1,878	NGM Biopharmaceuticals Inc.*	3,549
6,179	Nuvation Bio Inc.*	10,134
2,651	Ocular Therapeutix Inc.*	10,021
2,109	Omeros Corp.*	7,297
4,731	Optinose Inc.*	5,630
9,604	Organon & Co.	210,904
1,718	Pacira BioSciences Inc.*	60,645
4,928	Perrigo Co. PLC	172,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.8% — (continued)

Pharmaceuticals — 1.2% — (continued)
1,080	Phathom Pharmaceuticals Inc.*	$15,541
789	Phibro Animal Health Corp., Class A Shares	11,007
2,039	Pliant Therapeutics Inc.*	34,418
12,127	Prestige Consumer Healthcare Inc.*	707,368
1,053	Reata Pharmaceuticals Inc., Class A Shares*	177,957
3,024	Revance Therapeutics Inc.*	53,313
2,404	Scilex Holding Co.,(Cost - $24,493, acquired 1/9/23)*(c)(d)	6,899
1,052	scPharmaceuticals Inc.*	8,079
1,907	SIGA Technologies Inc.	8,753
22,524	Supernus Pharmaceuticals Inc.*	717,164
282	Taro Pharmaceutical Industries Ltd.*	11,173
827	Tarsus Pharmaceuticals Inc.*	14,481
1,513	Terns Pharmaceuticals Inc.*	7,974
2,181	Theravance Biopharma Inc.*	20,763
738	Theseus Pharmaceuticals Inc.*	2,317
412	Third Harmonic Bio Inc.*	2,501
2,218	Trevi Therapeutics Inc.*	4,902
1,687	Ventyx Biosciences Inc.*	56,515
1,000	Verrica Pharmaceuticals Inc.*	4,550
1,969	WaVe Life Sciences Ltd.*	8,565
4,439	Xeris Biopharma Holdings Inc.*	10,077
1,116	Zevra Therapeutics Inc.*	5,658

	Total Pharmaceuticals	5,616,751

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%@
2,089	Novartis AG*(b)(c)	815

	TOTAL HEALTH CARE	72,673,318

INDUSTRIALS — 19.6%

Aerospace & Defense — 1.9%
1,231	AAR Corp.*	75,830
949	Aerovironment Inc.*	92,081
775	AerSale Corp.*	11,478
5,490	Archer Aviation Inc., Class A Shares*	38,265
1,028	Astronics Corp.*	18,021
2,568	Axon Enterprise Inc.*	546,753
3,382	BWX Technologies Inc.	249,456
633	Cadre Holdings Inc.	16,724
1,391	Curtiss-Wright Corp.	289,314
393	Ducommun Inc.*	17,870
611	Eve Holding Inc.*	4,509
15,844	HEICO Corp., Class A Shares	2,145,753
17,573	Hexcel Corp.	1,288,101
1,428	Huntington Ingalls Industries Inc.	314,617
1,078	Kaman Corp.	24,180
4,791	Kratos Defense & Security Solutions Inc.*	77,087
1,821	Leonardo DRS Inc.*	31,176
16,324	Mercury Systems Inc.*	640,717
1,058	Moog Inc., Class A Shares	122,897
183	National Presto Industries Inc.	13,698
809	Park Aerospace Corp.	11,027
1,511	Parsons Corp.*	86,157
9,941	Rocket Lab USA Inc.*	62,728
3,811	Spirit AeroSystems Holdings Inc., Class A Shares	81,250
4,234	Terran Orbital Corp.*	5,165

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Aerospace & Defense — 1.9% — (continued)
7,425	Textron Inc.	$576,997
2,464	TransDigm Group Inc.*	2,227,086
2,488	Triumph Group Inc.*	23,412
407	V2X Inc.*	20,476
9,464	Virgin Galactic Holdings Inc.*(a)	23,849
2,189	Woodward Inc.	283,191

	Total Aerospace & Defense	9,419,865

Air Freight & Logistics — 0.2%
1,909	Air Transport Services Group Inc.*	41,158
968	Forward Air Corp.	68,554
9,756	GXO Logistics Inc.*	624,091
1,200	Hub Group Inc., Class A Shares*	93,648
1,467	Radiant Logistics Inc.*	9,902

	Total Air Freight & Logistics	837,353

Building Products — 2.1%
17,602	AAON Inc.	1,109,982
2,289	Advanced Drainage Systems Inc.	293,358
3,240	Allegion PLC	368,744
578	American Woodmark Corp.*	44,893
4,466	AO Smith Corp.	323,785
824	Apogee Enterprises Inc.	41,579
1,611	Armstrong World Industries Inc.	123,386
52,669	AZEK Co., Inc. (The), Class A Shares*	1,791,273
9,734	AZZ Inc.	477,939
4,693	Builders FirstSource Inc.*	680,673
4,945	Carlisle Cos., Inc.	1,300,634
556	CSW Industrials Inc.	99,874
4,602	Fortune Brands Innovations Inc.	317,630
1,167	Gibraltar Industries Inc.*	87,560
1,552	Griffon Corp.	64,982
4,684	Hayward Holdings Inc.*	69,323
588	Insteel Industries Inc.	20,433
2,870	Janus International Group Inc.*	32,862
3,154	JELD-WEN Holding Inc.*	47,562
1,180	Lennox International Inc.	444,636
790	Masonite International Corp.*	81,141
4,986	Masterbrand Inc.*	63,871
3,281	Owens Corning	472,169
2,141	PGT Innovations Inc.*	60,355
1,220	Quanex Building Products Corp.	32,916
61,292	Resideo Technologies Inc.*	1,033,383
1,563	Simpson Manufacturing Co., Inc.	249,705
4,024	Trex Co., Inc.*	287,193
2,183	UFP Industries Inc.	227,796
5,288	Zurn Elkay Water Solutions Corp.	156,631

	Total Building Products	10,406,268

Commercial Services & Supplies — 1.8%
2,482	ABM Industries Inc.	112,732
3,556	ACCO Brands Corp.	18,954
4,618	ACV Auctions Inc., Class A Shares*	77,629
933	Aris Water Solutions Inc., Class A Shares	9,554
1,204	BrightView Holdings Inc.*	9,969

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Commercial Services & Supplies — 1.8% — (continued)
1,672	Brink’s Co. (The)	$126,754
16,146	Casella Waste Systems Inc., Class A Shares*	1,271,820
1,052	CECO Environmental Corp.*	14,497
692	Cimpress PLC*	44,710
5,888	Clean Harbors Inc.*	997,074
4,350	CoreCivic Inc.*	46,806
1,668	Deluxe Corp.	33,727
2,333	Driven Brands Holdings Inc.*	35,112
1,039	Ennis Inc.	22,131
96,445	Enviri Corp.*	718,515
4,530	GEO Group Inc. (The)*	32,797
2,707	Healthcare Services Group Inc.	31,266
534	Heritage-Crystal Clean Inc.*	24,083
1,728	HNI Corp.	56,609
2,175	Interface Inc., Class A Shares	22,468
1,055	LanzaTech Global Inc.*	6,984
4,501	Li-Cycle Holdings Corp.*	19,984
937	Liquidity Services Inc.*	17,100
18,187	Matthews International Corp., Class A Shares	767,128
2,875	MillerKnoll Inc.	54,913
998	Montrose Environmental Group Inc.*	38,363
1,369	MSA Safety Inc.	250,089
157	NL Industries Inc.	812
45,756	OPENLANE Inc.*	714,251
2,219	Performant Financial Corp.*	5,215
4,876	Pitney Bowes Inc.	16,042
1,655	Quad/Graphics Inc.*	8,457
761	SP Plus Corp.*	29,808
2,877	Steelcase Inc., Class A Shares	26,094
16,891	Stericycle Inc.*	746,751
1,938	Tetra Tech Inc.	304,944
550	UniFirst Corp.	96,872
677	Viad Corp.*	19,220
375	VSE Corp.	21,281
13,054	Waste Connections Inc.	1,788,268

	Total Commercial Services & Supplies	8,639,783

Construction & Engineering — 1.6%
4,793	AECOM	420,586
1,214	Ameresco Inc., Class A Shares*	52,797
7,564	API Group Corp.*	212,927
7,817	Arcosa Inc.	611,446
520	Argan Inc.	22,090
363	Bowman Consulting Group Ltd., Class A Shares*	10,719
1,302	Comfort Systems USA Inc.	240,310
1,176	Concrete Pumping Holdings Inc.*	8,973
1,429	Construction Partners Inc., Class A Shares*	49,658
9,334	Dycom Industries Inc.*	932,747
1,734	EMCOR Group Inc.	388,849
871	Eneti Inc.	9,442
5,177	Fluor Corp.*	181,143
1,542	Granite Construction Inc.	63,669
2,542	Great Lakes Dredge & Dock Corp.*	22,446
303	IES Holdings Inc.*	22,719
339	Limbach Holdings Inc.*	12,248

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Construction & Engineering — 1.6% — (continued)
2,300	MasTec Inc.*	$228,827
7,397	MDU Resources Group Inc.	150,603
586	MYR Group Inc.*	83,253
394	Northwest Pipe Co.*	13,037
2,009	Primoris Services Corp.	71,058
1,076	Sterling Infrastructure Inc.*	89,050
1,364	Tutor Perini Corp.*	12,126
1,680	Valmont Industries Inc.	425,880
89,465	WillScot Mobile Mini Holdings Corp.*	3,669,854

	Total Construction & Engineering	8,006,457

Electrical Equipment — 1.2%
1,174	Acuity Brands Inc.	189,343
459	Allient Inc.	15,620
5,511	Array Technologies Inc.*	137,059
1,442	Atkore Inc.*	222,025
97,546	Babcock & Wilcox Enterprises Inc.*	512,116
1,578	Blink Charging Co.*(a)	6,217
26,520	Bloom Energy Corp., Class A Shares*	397,535
10,388	ChargePoint Holdings Inc.*(a)	74,378
601	Encore Wire Corp.	99,051
2,690	Energy Vault Holdings Inc.*	8,581
1,506	EnerSys	158,100
4,936	Enovix Corp.*(a)	68,018
3,733	Eos Energy Enterprises Inc.*	12,132
3,957	ESS Tech Inc.*	5,658
1,499	Fluence Energy Inc., Class A Shares*	39,499
1,932	FTC Solar Inc.*	3,632
14,079	FuelCell Energy Inc.*	19,711
2,259	Generac Holdings Inc.*	268,392
6,858	GrafTech International Ltd.	24,277
1,976	Hubbell Inc., Class B Shares	644,275
931	LSI Industries Inc.	14,663
1,571	NEXTracker Inc., Class A Shares*	66,171
1,761	NuScale Power Corp.*(a)	10,513
6,089	nVent Electric PLC	344,272
18,918	Plug Power Inc.*(a)	160,046
332	Powell Industries Inc.	27,878
90	Preformed Line Products Co.	15,254
2,439	Regal Rexnord Corp.	395,581
24,221	Sensata Technologies Holding PLC	911,194
4,042	SES AI Corp.*	8,529
6,190	Shoals Technologies Group Inc., Class A Shares*	121,819
2,117	SKYX Platforms Corp.*	3,705
5,478	Stem Inc.*(a)	27,883
3,093	SunPower Corp., Class A Shares*(a)	22,146
7,637	Sunrun Inc.*	119,366
1,189	Thermon Group Holdings Inc.*	32,674
1,329	TPI Composites Inc.*	6,711
12,689	Vertiv Holdings Co., Class A Shares	499,820
778	Vicor Corp.*	52,725

	Total Electrical Equipment	5,746,569

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Ground Transportation — 1.4%
860	ArcBest Corp.	$90,807
771	Avis Budget Group Inc.*	164,524
318	Covenant Logistics Group Inc., Class A Shares	15,636
1,348	Daseke Inc.*	7,144
3,332	FTAI Infrastructure Inc.	11,595
1,639	Heartland Express Inc.	24,733
4,870	Hertz Global Holdings Inc.*	82,546
15,949	Knight-Swift Transportation Holdings Inc., Class A Shares	874,324
1,356	Landstar System Inc.	257,382
11,108	Lyft Inc., Class A Shares*	130,852
2,249	Marten Transport Ltd.	47,229
4,927	Old Dominion Freight Line Inc.	2,105,652
234	PAM Transportation Services Inc.*	5,396
4,405	RXO Inc.*	79,642
1,669	Ryder System Inc.	168,068
4,103	Saia Inc.*	1,748,699
2,149	Schneider National Inc., Class B Shares	62,128
6,050	TuSimple Holdings Inc., Class A Shares*	7,562
280	U-Haul Holding Co.	15,952
3,023	U-Haul Holding Co., Class B Shares	160,945
346	Universal Logistics Holdings Inc.	9,384
11,755	Werner Enterprises Inc.	489,126
4,151	XPO Inc.*	309,789

	Total Ground Transportation	6,869,115

Industrial Conglomerates — 0.8%
34,651	3M Co.	3,696,222
1,087	Brookfield Business Corp., Class A Shares	19,197

	Total Industrial Conglomerates	3,715,419

Machinery — 3.6%
2,030	374Water Inc.*	3,045
4,809	3D Systems Corp.*	30,345
2,333	AGCO Corp.	302,193
384	Alamo Group Inc.	65,914
9,979	Albany International Corp., Class A Shares	925,253
3,378	Allison Transmission Holdings Inc.	204,200
862	Astec Industries Inc.	47,255
18,193	Barnes Group Inc.	714,985
679	Blue Bird Corp.*	14,836
1,552	Chart Industries Inc.*	280,260
723	CIRCOR International Inc.*	40,264
1,031	Columbus McKinnon Corp.	38,838
1,187	Commercial Vehicle Group Inc.*	10,932
1,785	Crane Co.	162,649
8,660	Desktop Metal Inc., Class A Shares*	15,588
4,471	Donaldson Co., Inc.	285,563
929	Douglas Dynamics Inc.	28,121
2,126	Energy Recovery Inc.*	57,785
16,425	Enerpac Tool Group Corp., Class A Shares	430,335
746	EnPro Industries Inc.	101,747
2,086	Esab Corp.	150,547
922	ESCO Technologies Inc.	98,663
2,214	Federal Signal Corp.	134,943
15,393	Flowserve Corp.	609,101

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Machinery — 3.6% — (continued)
1,691	Franklin Electric Co., Inc.	$163,537
4,461	Gates Industrial Corp. PLC*	54,781
401	Gencor Industries Inc.*	5,726
903	Gorman-Rupp Co. (The)	29,022
9,448	Graco Inc.	745,825
1,203	Greenbrier Cos., Inc. (The)	51,200
1,229	Helios Technologies Inc.	71,135
2,531	Hillenbrand Inc.	122,602
6,019	Hillman Solutions Corp.*	54,472
4,856	Hyliion Holdings Corp.*	5,924
452	Hyster-Yale Materials Handling Inc.	20,643
2,474	IDEX Corp.	560,114
17,437	ITT Inc.	1,783,456
1,148	John Bean Technologies Corp.	126,177
413	Kadant Inc.	90,753
2,852	Kennametal Inc.	75,492
63,005	Knorr-Bremse AG, ADR	1,077,385
7,003	Lincoln Electric Holdings Inc.	1,347,797
3,716	Lindsay Corp.	461,156
984	Luxfer Holdings PLC, ADR	11,838
1,152	Manitowoc Co., Inc. (The)*	19,492
42,391	Markforged Holding Corp.*	55,532
407	Mayville Engineering Co., Inc.*	4,778
3,622	Microvast Holdings Inc.*	8,077
1,962	Middleby Corp. (The)*	285,648
385	Miller Industries Inc.	15,400
2,067	Mueller Industries Inc.	159,490
121,804	Mueller Water Products Inc., Class A Shares	1,719,872
21,152	Nikola Corp.*(a)	24,959
2,101	Nordson Corp.	512,938
108	Omega Flex Inc.	9,040
2,402	Oshkosh Corp.	249,400
333	Park-Ohio Holdings Corp.	6,230
6,052	Pentair PLC	425,213
996	Proto Labs Inc.*	29,382
1,036	RBC Bearings Inc.*	238,839
1,070	REV Group Inc.	14,531
1,310	Shyft Group Inc. (The)	20,541
1,926	Snap-on Inc.	517,324
1,610	SPX Technologies Inc.*	127,222
443	Standex International Corp.	68,058
698	Tennant Co.	57,536
2,438	Terex Corp.	147,767
2,346	Timken Co. (The)	179,281
1,948	Titan International Inc.*	24,525
3,843	Toro Co. (The)	393,216
2,865	Trinity Industries Inc.	71,826
4,610	Twin Disc Inc.*	66,614
2,325	Velo3D Inc.*(a)	3,673
1,657	Wabash National Corp.	37,365
1,005	Watts Water Technologies Inc., Class A Shares	189,714
3,111	Westinghouse Air Brake Technologies Corp.	350,050

	Total Machinery	17,645,930

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Marine Transportation — 0.1%
1,644	Costamare Inc.	$16,950
557	Eagle Bulk Shipping Inc.	24,374
1,622	Genco Shipping & Trading Ltd.	22,173
4,203	Golden Ocean Group Ltd.	30,724
1,038	Himalaya Shipping Ltd.*	5,148
2,188	Kirby Corp.*	181,232
1,277	Matson Inc.	112,223
1,099	Pangaea Logistics Solutions Ltd.	6,198
2,124	Safe Bulkers Inc.	6,818

	Total Marine Transportation	405,840

Passenger Airlines — 0.2%
4,581	Alaska Air Group Inc.*	192,265
618	Allegiant Travel Co.	54,903
24,074	American Airlines Group Inc.*	354,610
2,589	Blade Air Mobility Inc.*	8,259
1,205	Frontier Group Holdings Inc.*	7,567
2,057	Hawaiian Holdings Inc.*	17,649
12,249	JetBlue Airways Corp.*	72,514
10,154	Joby Aviation Inc.*(a)	75,647
1,769	SkyWest Inc.*	79,782
3,837	Spirit Airlines Inc.	63,311
1,269	Sun Country Airlines Holdings Inc.*	18,895

	Total Passenger Airlines	945,402

Professional Services — 3.1%
14,695	Alight Inc., Class A Shares*	112,270
11,832	ASGN Inc.*	972,117
986	Asure Software Inc.*	12,364
269	Barrett Business Services Inc.	25,738
3,852	BlackSky Technology Inc.*	5,239
4,810	Booz Allen Hamilton Holding Corp., Class A Shares	545,021
826	CACI International Inc., Class A Shares*	270,936
1,785	CBIZ Inc.*	100,156
5,370	Ceridian HCM Holding Inc.*	389,432
17,101	Clarivate PLC*	127,060
1,614	Concentrix Corp.	128,846
185,072	Conduent Inc.*	581,126
256	CRA International Inc.	27,809
1,208	CSG Systems International Inc.	65,607
9,728	Dun & Bradstreet Holdings Inc.	106,035
5,910	ExlService Holdings Inc.*	172,749
1,869	Exponent Inc.	167,948
2,109	First Advantage Corp.	29,421
2,038	FiscalNote Holdings Inc.*	4,504
386	Forrester Research Inc.*	11,823
463	Franklin Covey Co.*	19,756
7,807	FTI Consulting Inc.*	1,450,697
6,555	Genpact Ltd.	244,698
791	Heidrick & Struggles International Inc.	20,954
213	HireQuest Inc.	4,051
569	HireRight Holdings Corp.*	5,957
13,496	Huron Consulting Group Inc.*	1,348,925
464	IBEX Holdings Ltd.*	9,076
660	ICF International Inc.	89,140

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Professional Services — 3.1% — (continued)
935	Innodata Inc.*	$12,155
1,311	Insperity Inc.	132,844
4,377	Jacobs Solutions Inc.	590,107
42,135	KBR Inc.	2,592,145
1,238	Kelly Services Inc., Class A Shares	22,891
683	Kforce Inc.	42,790
1,954	Korn Ferry	99,615
3,898	Legalzoom.com Inc.*	44,476
1,836	ManpowerGroup Inc.	144,805
2,240	Maximus Inc.	181,037
777	Mistras Group Inc.*	4,149
511	NV5 Global Inc.*	52,010
1,924	Paycor HCM Inc.*	45,156
1,558	Paylocity Holding Corp.*	312,379
7,469	Planet Labs PBC*	24,274
1,137	Resources Connection Inc.	17,635
3,878	Robert Half Inc.	286,817
1,975	Science Applications International Corp.	232,379
3,728	Skillsoft Corp.*	4,884
778	Sterling Check Corp.*	10,845
1,377	TriNet Group Inc.*	152,751
1,029	TrueBlue Inc.*	15,569
660	TTEC Holdings Inc.	19,642
4,713	Upwork Inc.*	69,800
3,513	Verisk Analytics Inc., Class A Shares	850,919
5,156	Verra Mobility Corp., Class A Shares*	91,725
374	Willdan Group Inc.*	9,028
35,860	WNS Holdings Ltd., ADR*	2,343,451

	Total Professional Services	15,455,733

Trading Companies & Distributors — 1.6%
34,205	AerCap Holdings NV*	2,104,292
3,768	Air Lease Corp., Class A Shares	153,584
713	Alta Equipment Group Inc.	10,146
1,407	Applied Industrial Technologies Inc.	217,199
1,956	Beacon Roofing Supply Inc.*	156,187
316	BlueLinx Holdings Inc.*	28,206
1,454	Boise Cascade Co.	159,024
3,083	Core & Main Inc., Class A Shares*	101,246
2,528	Custom Truck One Source Inc.*	16,963
217	Distribution Solutions Group Inc.*	11,182
477	DXP Enterprises Inc.*	16,967
261	EVI Industries Inc.*	6,896
29,820	Fastenal Co.	1,717,036
3,647	FTAI Aviation Ltd.	134,793
1,295	GATX Corp.	152,991
459	Global Industrial Co.	15,532
1,524	GMS Inc.*	105,674
1,119	H&E Equipment Services Inc.	50,713
1,020	Herc Holdings Inc.	132,743
1,643	Hudson Technologies Inc.*	19,814
144	Karat Packaging Inc.	3,586
900	McGrath RentCorp	90,990
2,806	MRC Global Inc.*	26,152
1,654	MSC Industrial Direct Co., Inc., Class A Shares	168,807

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 19.6% — (continued)

Trading Companies & Distributors — 1.6% — (continued)
4,179	NOW Inc.*	$46,679
2,226	Rush Enterprises Inc., Class A Shares	92,179
432	Rush Enterprises Inc., Class B Shares	19,859
6,549	SiteOne Landscape Supply Inc.*	1,121,123
1,536	Textainer Group Holdings Ltd.	60,872
751	Titan Machinery Inc.*	23,296
281	Transcat Inc.*	28,651
1,976	Triton International Ltd.	165,806
461	Veritiv Corp.	77,600
1,235	Watsco Inc.	450,219
1,603	WESCO International Inc.	259,445
135	Willis Lease Finance Corp.*	5,755
1,261	Xometry Inc., Class A Shares*	24,022

	Total Trading Companies & Distributors	7,976,229

	TOTAL INDUSTRIALS	96,069,963

INFORMATION TECHNOLOGY — 15.2%

Communications Equipment — 1.6%
2,885	ADTRAN Holdings Inc.	24,667
274	Aviat Networks Inc.*	9,656
21,045	CalAmp Corp.*	12,909
18,416	Calix Inc.*	856,528
368	Cambium Networks Corp.*	3,389
38,879	Ciena Corp.*	1,943,172
426	Clearfield Inc.*	14,974
7,895	CommScope Holding Co., Inc.*	26,369
1,241	Comtech Telecommunications Corp.	12,472
1,322	Digi International Inc.*	44,128
734	DZS Inc.*	1,703
31,978	EMCORE Corp.*	19,187
4,639	Extreme Networks Inc.*	127,341
8,780	F5 Inc.*	1,436,935
4,005	Harmonic Inc.*	42,773
58,010	Infinera Corp.*	271,487
11,849	Juniper Networks Inc.	345,043
624	KVH Industries Inc.*	3,307
2,456	Lumentum Holdings Inc.*	132,943
997	NETGEAR Inc.*	13,141
2,413	NetScout Systems Inc.*	69,084
14,823	Radware Ltd.*	256,141
219,302	Ribbon Communications Inc.*	649,134
30,257	ViaSat Inc.*	839,329
48,421	Viavi Solutions Inc.*	506,000

	Total Communications Equipment	7,661,812

Electronic Equipment, Instruments & Components — 2.8%
742	908 Devices Inc.*	5,335
10,840	Advanced Energy Industries Inc.	1,279,879
3,973	Aeva Technologies Inc.*	3,745
1,778	Akoustis Technologies Inc.*	2,685
9,406	Amphenol Corp., Class A Shares	831,302
3,094	Arlo Technologies Inc.*	30,228
2,136	Arrow Electronics Inc.*	285,007
3,433	Avnet Inc.	174,225
1,080	Badger Meter Inc.	179,367

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.2% — (continued)

Electronic Equipment, Instruments & Components — 2.8% — (continued)
386	Bel Fuse Inc., Class B Shares	$20,188
13,682	Belden Inc.	1,284,740
1,380	Benchmark Electronics Inc.	35,521
138	Climb Global Solutions Inc.	5,935
6,279	Cognex Corp.	295,615
14,357	Coherent Corp.*	540,254
1,818	Crane NXT Co.	107,917
1,193	CTS Corp.	53,268
1,404	Daktronics Inc.*	11,738
966	ePlus Inc.*	64,123
4,084	Evolv Technologies Holdings Inc.*	28,547
5,655	Fabrinet*	909,154
684	FARO Technologies Inc.*	10,848
61,876	Innoviz Technologies Ltd.*(a)	141,696
1,046	Insight Enterprises Inc.*	167,454
4,381	IPG Photonics Corp.*	474,725
1,379	Iteris Inc.*	6,330
24,588	Itron Inc.*	1,682,065
4,753	Jabil Inc.	543,838
906	Kimball Electronics Inc.*	27,352
37,380	Knowles Corp.*	599,201
3,888	Lightwave Logic Inc.*	24,533
891	Littelfuse Inc.	237,968
1,133	Luna Innovations Inc.*	7,806
1,205	Methode Electronics Inc.	38,861
5,919	MicroVision Inc.*(a)	14,916
7,172	Mirion Technologies Inc., Class A Shares*	61,249
1,354	Napco Security Technologies Inc.	33,552
4,815	National Instruments Corp.	286,974
16,465	nLight Inc.*	187,866
1,307	Novanta Inc.*	218,243
5,440	OSI Systems Inc.*	741,744
898	PAR Technology Corp.*	39,045
429	PC Connection Inc.	22,789
995	Plexus Corp.*	101,042
409	Richardson Electronics Ltd.	5,149
2,030	Rogers Corp.*	293,355
2,105	Sanmina Corp.*	117,249
977	ScanSource Inc.*	32,026
7,000	SmartRent Inc., Class A Shares*	23,800
1,522	TD SYNNEX Corp.	154,864
2,459	Teledyne Technologies Inc.*	1,028,600
3,557	TTM Technologies Inc.*	52,999
4,787	Vishay Intertechnology Inc.	131,355
436	Vishay Precision Group Inc.*	15,705
5,656	Vontier Corp.	177,655
2,174	Vuzix Corp.*	8,696

	Total Electronic Equipment, Instruments & Components	13,860,323

IT Services — 1.0%
4,373	Amdocs Ltd.	390,072
2,144	BigCommerce Holdings Inc.*	22,726
1,407	Brightcove Inc.*	5,417
2,293	DigitalOcean Holdings Inc.*	62,026
8,534	DXC Technology Co.*	176,995

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.2% — (continued)

IT Services — 1.0% — (continued)
15,285	Endava PLC, ADR*	$747,436
4,444	Fastly Inc., Class A Shares*	105,723
2,847	Gartner Inc.*	995,539
1,500	Globant SA*	306,705
2,238	Grid Dynamics Holdings Inc.*	26,028
959	Hackett Group Inc. (The)	22,604
1,768	Information Services Group Inc.	9,194
73,892	Kyndryl Holdings Inc.*	1,247,297
1,233	Perficient Inc.*	78,653
1,997	Rackspace Technology Inc.*	4,992
1,592	Squarespace Inc., Class A Shares*	47,999
3,012	Thoughtworks Holding Inc.*	14,970
342	Tucows Inc., Class A Shares*	8,088
75,145	Unisys Corp.*	302,834
4,955	Wix.com Ltd.*	489,405

	Total IT Services	5,064,703

Semiconductors & Semiconductor Equipment — 2.8%
1,895	ACM Research Inc., Class A Shares*	33,276
940	Aehr Test Systems*	47,949
2,433	Allegro MicroSystems Inc.*	93,062
906	Alpha & Omega Semiconductor Ltd.*	28,584
1,333	Ambarella Inc.*	82,846
3,709	Amkor Technology Inc.	103,704
785	Atomera Inc.*	4,993
1,200	Axcelis Technologies Inc.*	230,580
3,570	Camtek Ltd.*	215,271
11,299	CEVA Inc.*	262,363
2,013	Cirrus Logic Inc.*	165,147
1,728	Cohu Inc.*	64,610
3,764	Credo Technology Group Holding Ltd.*	61,955
1,635	Diodes Inc.*	133,825
6,478	Entegris Inc.	656,027
2,768	FormFactor Inc.*	97,766
1,104	Ichor Holdings Ltd.*	40,440
7,550	Impinj Inc.*	502,603
4,928	indie Semiconductor Inc., Class A Shares*	33,018
405	inTEST Corp.*	7,096
13,674	Kulicke & Soffa Industries Inc.	707,356
4,993	Lattice Semiconductor Corp.*	485,619
38,766	MACOM Technology Solutions Holdings Inc.*	3,278,053
916	Maxeon Solar Technologies Ltd.*	14,436
2,761	MaxLinear Inc., Class A Shares*	64,883
2,408	MKS Instruments Inc.	241,354
3,652	Navitas Semiconductor Corp., Class A Shares*	32,247
165	NVE Corp.	14,594
1,766	Onto Innovation Inc.*	245,439
1,170	PDF Solutions Inc.*	42,518
2,243	Photronics Inc.*	53,294
2,085	Power Integrations Inc.	175,182
3,659	Qorvo Inc.*	392,940
31,524	Rambus Inc.*	1,780,160
8,879	Semtech Corp.*	232,186
1,161	Silicon Laboratories Inc.*	156,572
633	SiTime Corp.*	83,993

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.2% — (continued)

Semiconductors & Semiconductor Equipment — 2.8% — (continued)
316	SkyWater Technology Inc.*(a)	$2,117
1,688	SMART Global Holdings Inc.*	43,601
1,421	Synaptics Inc.*	124,394
1,545	Transphorm Inc.*	4,218
1,554	Ultra Clean Holdings Inc.*	54,639
7,122	Universal Display Corp.	1,157,752
47,675	Veeco Instruments Inc.*	1,391,633
4,521	Wolfspeed Inc.*	216,194

	Total Semiconductors & Semiconductor Equipment	13,860,489

Software — 6.4%
4,737	8x8 Inc.*	15,395
2,712	A10 Networks Inc.	40,382
27,481	ACI Worldwide Inc.*	667,239
48,167	Adeia Inc.	484,560
712	Agilysys Inc.*	50,228
1,707	Alarm.com Holdings Inc.*	99,979
1,289	Alkami Technology Inc.*	22,454
1,957	Altair Engineering Inc., Class A Shares*	130,101
2,285	Alteryx Inc., Class A Shares*	67,453
997	American Software Inc., Class A Shares	11,495
2,380	Amplitude Inc., Class A Shares*	27,798
5,362	ANSYS Inc.*	1,709,781
6,665	Appfolio Inc., Class A Shares*	1,284,812
1,532	Appian Corp., Class A Shares*	74,608
2,207	Applied Digital Corp.*	13,330
8,285	AppLovin Corp., Class A Shares*	358,078
2,923	Asana Inc., Class A Shares*	62,815
3,297	Aspen Technology Inc.*	639,618
3,166	Atlassian Corp., Class A Shares*	646,054
10,727	Aurora Innovation Inc., Class A Shares*	34,005
5,466	AvePoint Inc.*	37,934
7,036	Bentley Systems Inc., Class B Shares	351,167
3,781	BILL Holdings Inc.*	435,949
2,552	Bit Digital Inc.*(a)	5,997
5,699	Black Knight Inc.*	431,756
1,578	Blackbaud Inc.*	120,102
12,736	BlackLine Inc.*	764,924
69,635	Box Inc., Class A Shares*	1,843,935
1,244	Braze Inc., Class A Shares*	57,547
2,233	C3.ai Inc., Class A Shares*(a)	69,268
7,290	CCC Intelligent Solutions Holdings Inc.*	78,003
1,428	Cerence Inc.*	37,271
2,279	Cipher Mining Inc.*(a)	7,270
3,270	Cleanspark Inc.*	16,121
3,000	Clear Secure Inc., Class A Shares	65,220
70,666	Cognyte Software Ltd.*	338,490
1,640	CommVault Systems Inc.*	112,028
6,749	Confluent Inc., Class A Shares*	223,324
750	Consensus Cloud Solutions Inc.*	23,948
231	CoreCard Corp.*	4,906
1,382	Couchbase Inc.*	23,632
5,757	Crowdstrike Holdings Inc., Class A Shares*	938,564
934	CS Disco Inc.*	8,873
448	Digimarc Corp.*	14,668

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.2% — (continued)

Software — 6.4% — (continued)
3,618	Digital Turbine Inc.*	$32,236
2,203	Dolby Laboratories Inc., Class A Shares	186,087
1,305	Domo Inc., Class B Shares*	13,911
4,564	DoubleVerify Holdings Inc.*	154,309
9,541	Dropbox Inc., Class A Shares*	265,144
21,284	Dynatrace Inc.*	1,025,889
6,951	E2open Parent Holdings Inc.*	33,573
883	Ebix Inc.	14,746
816	eGain Corp.*	5,435
2,829	Elastic NV*	175,059
1,186	Enfusion Inc., Class A Shares*	10,128
1,678	EngageSmart Inc.*	29,717
1,579	Envestnet Inc.*	86,261
1,579	Everbridge Inc.*	39,175
757	EverCommerce Inc.*	8,002
1,861	Expensify Inc., Class A Shares*	7,984
2,653	Five9 Inc.*	191,998
5,818	Freshworks Inc., Class A Shares*	127,240
20,497	Gen Digital Inc.	415,064
1,777	Gitlab Inc., Class A Shares*	84,177
22,474	Guidewire Software Inc.*	1,942,428
3,369	HashiCorp Inc., Class A Shares*	98,240
1,601	Informatica Inc., Class A Shares*	33,541
622	Instructure Holdings Inc.*	16,116
520	Intapp Inc.*	19,037
983	InterDigital Inc.	85,236
2,598	Jamf Holding Corp.*	43,802
3,036	Kaltura Inc.*	5,738
2,814	LivePerson Inc.*	11,819
2,243	LiveRamp Holdings Inc.*	72,539
1,882	LiveVox Holdings Inc.*	6,060
2,284	Manhattan Associates Inc.*	462,784
6,073	Marathon Digital Holdings Inc.*(a)	76,338
9,476	Matterport Inc.*	25,396
971	MeridianLink Inc.*	17,196
400	MicroStrategy Inc., Class A Shares*	143,012
1,693	Mitek Systems Inc.*	18,911
1,391	Model N Inc.*	37,557
2,451	N-able Inc.*	32,770
2,641	nCino Inc.*	86,810
24,564	NCR Corp.*	755,589
12,697	New Relic Inc.*	1,080,642
2,530	NextNav Inc.*	10,930
8,456	Nutanix Inc., Class A Shares*	262,982
3,960	Olo Inc., Class A Shares*	25,542
1,099	ON24 Inc.	7,539
24,379	OneSpan Inc.*	298,643
3,225	PagerDuty Inc.*	83,076
1,582	Pegasystems Inc.	78,562
2,077	PowerSchool Holdings Inc., Class A Shares*	45,943
2,864	Procore Technologies Inc.*	193,463
1,582	Progress Software Corp.	96,249
1,659	PROS Holdings Inc.*	59,492
4,231	PTC Inc.*	622,676

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 15.2% — (continued)

Software — 6.4% — (continued)
2,162	Q2 Holdings Inc.*	$74,394
1,339	Qualys Inc.*	208,415
2,230	Rapid7 Inc.*	112,370
472	Red Violet Inc.*	9,704
1,777	Rimini Street Inc.*	4,300
3,093	RingCentral Inc., Class A Shares*	95,667
5,926	Riot Platforms Inc.*	67,260
29,140	Samsara Inc., Class A Shares*	797,270
1,094	Sapiens International Corp. NV	32,700
1,053	SEMrush Holdings Inc., Class A Shares*	9,951
47,877	SentinelOne Inc., Class A Shares*	796,195
36,929	Smartsheet Inc., Class A Shares*	1,541,047
1,625	SolarWinds Corp.*	17,306
4,933	SoundHound AI Inc., Class A Shares*(a)	12,431
355	SoundThinking Inc.*	7,618
3,140	Sprinklr Inc., Class A Shares*	47,508
21,686	Sprout Social Inc., Class A Shares*	1,161,068
1,340	SPS Commerce Inc.*	249,414
18,269	Tenable Holdings Inc.*	828,865
3,769	Teradata Corp.*	174,392
1,840	Terawulf Inc.*	3,846
1,188	Tyler Technologies Inc.*	473,335
13,815	UiPath Inc., Class A Shares*	218,415
14,287	Varonis Systems Inc., Class B Shares*	456,184
20,350	Verint Systems Inc.*	659,137
1,052	Veritone Inc.*	3,230
490	Viant Technology Inc., Class A Shares*	3,072
1,088	Weave Communications Inc.*	11,109
5,506	Workiva Inc., Class A Shares*	615,846
37,498	Xperi Inc.*	442,476
4,069	Yext Inc.*	35,644
4,856	Zeta Global Holdings Corp., Class A Shares*	39,479
4,721	Zuora Inc., Class A Shares*	43,008

	Total Software	31,466,531

Technology Hardware, Storage & Peripherals — 0.6%
1,175	Avid Technology Inc.*	31,325
855	CompoSecure Inc.*	5,369
1,437	Corsair Gaming Inc.*	22,590
236	CPI Card Group Inc.*	4,878
1,829	Eastman Kodak Co.*	8,176
1,544	Immersion Corp.	10,839
1,553	Intevac Inc.*	5,389
5,803	IonQ Inc.*	99,753
10,413	Pure Storage Inc., Class A Shares*	381,012
306,548	Quantum Corp.*	190,060
55,282	Stratasys Ltd.*	812,645
3,821	Super Micro Computer Inc.*	1,051,081
602	Turtle Beach Corp.*	6,544
4,018	Xerox Holdings Corp.	63,846

	Total Technology Hardware, Storage & Peripherals	2,693,507

	TOTAL INFORMATION TECHNOLOGY	74,607,365

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1%

Chemicals — 1.7%
900	AdvanSix Inc.	$29,772
1,145	American Vanguard Corp.	15,824
1,858	Ashland Inc.	160,958
2,013	Aspen Aerogels Inc.*	12,259
25,998	Avient Corp.	1,042,780
38,323	Axalta Coating Systems Ltd.*	1,084,541
1,168	Balchem Corp.	164,104
2,053	Cabot Corp.	148,760
268	Chase Corp.	33,902
5,421	Chemours Co. (The)	184,422
310	Core Molding Technologies Inc.*	8,404
3,418	Danimer Scientific Inc.*	6,665
1,791	DuPont de Nemours Inc.	137,710
13,021	Ecolab Inc.	2,393,390
3,245	Ecovyst Inc.*	33,229
8,272	Element Solutions Inc.	170,569
1,005	FutureFuel Corp.	7,115
55,459	Ginkgo Bioworks Holdings Inc.*(a)	129,774
685	Hawkins Inc.	42,600
1,966	HB Fuller Co.	142,594
6,531	Huntsman Corp.	182,019
1,334	Ingevity Corp.*	71,889
943	Innospec Inc.	101,297
517	Intrepid Potash Inc.*	13,871
733	Koppers Holdings Inc.	28,066
772	Kronos Worldwide Inc.	6,485
6,508	Livent Corp.*	139,727
1,941	LSB Industries Inc.*	19,643
1,852	Mativ Holdings Inc.	30,373
1,197	Minerals Technologies Inc.	73,137
231	NewMarket Corp.	108,487
4,695	Olin Corp.	272,404
3,607	Origin Materials Inc.*	4,942
2,044	Orion SA	46,235
5,409	Perimeter Solutions SA*	31,967
4,506	PureCycle Technologies Inc.*	40,239
494	Quaker Chemical Corp.	87,675
2,153	Rayonier Advanced Materials Inc.*	7,600
4,689	RPM International Inc.	467,681
1,533	Scotts Miracle-Gro Co. (The)	86,860
1,533	Sensient Technologies Corp.	94,448
806	Stepan Co.	70,340
1,323	Trinseo PLC	13,931
44,186	Tronox Holdings PLC	602,697
115	Valhi Inc.	1,523

	Total Chemicals	8,552,908

Construction Materials — 0.7%
1,319	Eagle Materials Inc.	249,713
1,932	Knife River Corp.*	99,421
21,831	Summit Materials Inc., Class A Shares*	816,698
78	United States Lime & Minerals Inc.	16,893
10,946	Vulcan Materials Co.	2,388,964

	Total Construction Materials	3,571,689

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Containers & Packaging — 1.6%
14,822	AptarGroup Inc.	$1,964,804
765	Ardagh Group SA, Class A Shares*(b)(c)	4,173
4,697	Ardagh Metal Packaging SA	16,862
9,387	Avery Dennison Corp.	1,768,323
4,498	Berry Global Group Inc.	293,899
17,855	Crown Holdings Inc.	1,654,444
11,349	Graphic Packaging Holding Co.	252,402
932	Greif Inc., Class A Shares	67,654
197	Greif Inc., Class B Shares	14,682
1,358	Myers Industries Inc.	25,544
5,641	O-I Glass Inc.*	112,030
3,265	Packaging Corp. of America	486,812
1,500	Pactiv Evergreen Inc.	12,330
1,487	Ranpak Holdings Corp., Class A Shares*	9,413
5,304	Sealed Air Corp.	196,566
9,695	Silgan Holdings Inc.	437,535
3,601	Sonoco Products Co.	206,878
1,594	TriMas Corp.	41,763
9,374	WestRock Co.	306,624

	Total Containers & Packaging	7,872,738

Metals & Mining — 1.0%
1,518	5E Advanced Materials Inc.*	3,886
57,979	Alamos Gold Inc., Class A Shares	744,450
6,446	Alcoa Corp.	193,896
472	Alpha Metallurgical Resources Inc.	95,740
658	Arch Resources Inc.	85,935
4,707	ATI Inc.*	213,368
445	Caledonia Mining Corp. PLC	4,601
1,713	Carpenter Technology Corp.	107,285
2,063	Century Aluminum Co.*	15,349
75,703	Cleveland-Cliffs Inc.*	1,157,499
10,608	Coeur Mining Inc.*	25,565
4,204	Commercial Metals Co.	236,643
1,279	Compass Minerals International Inc.	38,562
4,506	Constellium SE, Class A Shares*	81,108
202	Contango ORE Inc.*	3,682
2,810	Dakota Gold Corp.*	8,093
429	Haynes International Inc.	20,940
22,258	Hecla Mining Co.	97,713
6,041	i-80 Gold Corp.*	11,961
2,174	Ivanhoe Electric Inc.*	33,980
602	Kaiser Aluminum Corp.	45,704
772	Materion Corp.	83,986
3,923	MP Materials Corp.*	82,148
8,864	Novagold Resources Inc.*	36,520
372	Olympic Steel Inc.	19,909
1,578	Perpetua Resources Corp.*	5,223
611	Piedmont Lithium Inc.*	27,348
2,032	PolyMet Mining Corp.*	4,227
945	Ramaco Resources Inc., Class A Shares	7,409
189	Ramaco Resources Inc., Class B Shares	2,049
2,174	Reliance Steel & Aluminum Co.	619,503
2,402	Royal Gold Inc.	269,240
823	Ryerson Holding Corp.	25,628

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Metals & Mining — 1.0% — (continued)
932	Schnitzer Steel Industries Inc., Class A Shares	$30,942
7,730	SSR Mining Inc.	114,791
2,994	SunCoke Energy Inc.	27,844
1,617	TimkenSteel Corp.*	35,428
1,116	Tredegar Corp.	5,614
8,265	United States Steel Corp.	256,959
1,838	Warrior Met Coal Inc.	72,711
1,114	Worthington Industries Inc.	83,851

	Total Metals & Mining	5,037,290

Paper & Forest Products — 0.1%
630	Clearwater Paper Corp.*	24,123
1,591	Glatfelter Corp.*	3,182
2,332	Louisiana-Pacific Corp.	145,703
1,860	Resolute Forest Products Inc.*(b)	2,716
1,350	Sylvamo Corp.	56,389

	Total Paper & Forest Products	232,113

	TOTAL MATERIALS	25,266,738

REAL ESTATE — 5.2%

Diversified REITs — 0.1%
2,672	Alexander & Baldwin Inc.	48,123
375	Alpine Income Property Trust Inc.	6,521
1,805	American Assets Trust Inc.	38,645
2,298	Armada Hoffler Properties Inc.	26,174
6,827	Broadstone Net Lease Inc., Class A Shares	110,393
723	CTO Realty Growth Inc.(a)	12,739
4,561	Empire State Realty Trust Inc., Class A Shares	39,817
5,394	Essential Properties Realty Trust Inc.	129,564
1,504	Gladstone Commercial Corp.	19,778
4,002	Global Net Lease Inc.	45,423
943	NexPoint Diversified Real Estate Trust	8,921
539	One Liberty Properties Inc.	10,591
398	Star Holdings*	5,421

	Total Diversified REITs	502,110

Health Care REITs — 0.8%
3,733	CareTrust REIT Inc.	75,220
927	Community Healthcare Trust Inc.	30,767
8,279	Diversified Healthcare Trust	22,478
2,614	Global Medical REIT Inc.	25,304
122,716	Healthcare Realty Trust Inc., Class A Shares	2,149,984
41,521	Healthpeak Properties Inc.	854,502
1,529	LTC Properties Inc.	50,243
21,774	Medical Properties Trust Inc.(a)	157,208
1,562	National Health Investors Inc.	79,865
8,677	Omega Healthcare Investors Inc.	276,102
8,622	Physicians Realty Trust	119,932
8,261	Sabra Health Care REIT Inc.	103,510
455	Universal Health Realty Income Trust	21,217

	Total Health Care REITs	3,966,332

Hotel & Resort REITs — 0.3%
7,755	Apple Hospitality REIT Inc.	116,480
3,087	Braemar Hotels & Resorts Inc.	8,397

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 5.2% — (continued)

Hotel & Resort REITs — 0.3% — (continued)
17,683	Chatham Lodging Trust	$172,940
8,046	DiamondRock Hospitality Co.	64,851
1,330	Hersha Hospitality Trust, Class A Shares	13,061
26,026	Host Hotels & Resorts Inc.	410,950
8,005	Park Hotels & Resorts Inc.	102,704
4,268	Pebblebrook Hotel Trust	61,758
21,253	RLJ Lodging Trust	212,317
2,077	Ryman Hospitality Properties Inc.	176,607
6,311	Service Properties Trust	52,129
4,049	Summit Hotel Properties Inc.	23,525
7,393	Sunstone Hotel Investors Inc.	66,389
4,287	Xenia Hotels & Resorts Inc.	50,587

	Total Hotel & Resort REITs	1,532,695

Industrial REITs — 0.6%
9,889	Americold Realty Trust Inc.	332,765
1,598	EastGroup Properties Inc.	287,049
4,791	First Industrial Realty Trust Inc.	248,844
1,065	Innovative Industrial Properties Inc., Class A Shares	92,953
10,739	LXP Industrial Trust	105,457
1,414	Plymouth Industrial REIT Inc.	32,395
7,388	Rexford Industrial Realty Inc.	395,036
30,418	STAG Industrial Inc.	1,111,170
3,022	Terreno Realty Corp.	184,010

	Total Industrial REITs	2,789,679

Office REITs — 0.6%
1,210	Alexandria Real Estate Equities Inc.	140,771
9,684	Boston Properties Inc.	646,601
6,768	Brandywine Realty Trust	33,840
1,288	City Office REIT Inc.	6,491
4,070	Corporate Office Properties Trust	105,332
5,611	Cousins Properties Inc.	131,858
6,007	Douglas Emmett Inc.	82,116
3,367	Easterly Government Properties Inc., Class A Shares	45,017
45,924	Equity Commonwealth	873,934
3,913	Highwoods Properties Inc.	93,247
5,116	Hudson Pacific Properties Inc.	34,840
28,019	JBG SMITH Properties	439,338
4,348	Kilroy Realty Corp.	160,659
1,940	Office Properties Income Trust	14,356
2,327	Orion Office REIT Inc.	13,566
6,601	Paramount Group Inc.	33,929
989	Peakstone Realty Trust	19,434
4,416	Piedmont Office Realty Trust Inc., Class A Shares	30,338
905	Postal Realty Trust Inc., Class A Shares	13,059
2,456	SL Green Realty Corp.	96,422
6,547	Vornado Realty Trust	157,259

	Total Office REITs	3,172,407

Real Estate Management & Development — 1.1%
4,266	Anywhere Real Estate Inc.*	27,985
27,878	CBRE Group Inc., Class A Shares*	2,371,024
11,407	Compass Inc., Class A Shares*	41,065
15,636	CoStar Group Inc.*	1,281,996

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 5.2% — (continued)

Real Estate Management & Development — 1.1% — (continued)
5,997	Cushman & Wakefield PLC*	$55,112
6,038	DigitalBridge Group Inc.	105,182
2,770	Douglas Elliman Inc.	6,953
2,614	eXp World Holdings Inc.(a)	50,241
669	Forestar Group Inc.*	19,073
253	FRP Holdings Inc.*	14,413
1,215	Howard Hughes Holdings Inc.*	95,560
1,747	Jones Lang LaSalle Inc.*	301,881
4,535	Kennedy-Wilson Holdings Inc.	72,424
946	Marcus & Millichap Inc.	31,502
426	Maui Land & Pineapple Co., Inc.*	5,870
5,443	Newmark Group Inc., Class A Shares	38,591
19,598	Opendoor Technologies Inc.*	76,432
623	RE/MAX Holdings Inc., Class A Shares	10,093
3,994	Redfin Corp.*	38,023
525	RMR Group Inc. (The), Class A Shares	13,272
1,212	St Joe Co. (The)	74,829
298	Stratus Properties Inc.	8,234
758	Tejon Ranch Co.*	12,643
2,038	Zillow Group Inc., Class A Shares*	103,775
5,685	Zillow Group Inc., Class C Shares*	296,530

	Total Real Estate Management & Development	5,152,703

Residential REITs — 0.4%
12,288	American Homes 4 Rent, Class A Shares	442,859
5,370	Apartment Income REIT Corp.	182,902
5,639	Apartment Investment & Management Co., Class A Shares	42,913
474	BRT Apartments Corp.	8,840
3,813	Camden Property Trust	410,355
544	Centerspace	35,218
586	Clipper Realty Inc.	3,604
3,050	Elme Communities	46,909
6,527	Equity LifeStyle Properties Inc.	437,048
8,095	Independence Realty Trust Inc.	136,239
823	NexPoint Residential Trust Inc.	30,904
1,939	UMH Properties Inc.	28,988
2,844	Veris Residential Inc.*	52,927

	Total Residential REITs	1,859,706

Retail REITs — 0.8%
3,372	Acadia Realty Trust	50,209
3,271	Agree Realty Corp.	202,213
77	Alexander’s Inc.	14,765
11,034	Brixmor Property Group Inc.	242,527
968	CBL & Associates Properties Inc.	20,706
2,936	Federal Realty Investment Trust	287,552
1,633	Getty Realty Corp.	49,023
2,620	InvenTrust Properties Corp.	62,644
22,180	Kimco Realty Corp.	420,089
7,885	Kite Realty Group Trust	177,965
8,122	Macerich Co. (The)	94,946
4,687	Necessity Retail REIT Inc. (The)	35,153
2,151	NETSTREIT Corp.	36,416
6,771	NNN REIT Inc.	266,710
4,306	Phillips Edison & Co., Inc.	145,801
6,677	Regency Centers Corp.	415,309

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 5.2% — (continued)

Retail REITs — 0.8% — (continued)
4,625	Retail Opportunity Investments Corp.	$62,253
2,853	RPT Realty	32,353
421	Saul Centers Inc.	15,813
6,827	SITE Centers Corp.	91,140
28,851	Spirit Realty Capital Inc.	1,113,937
3,624	Tanger Factory Outlet Centers Inc.	84,258
4,420	Urban Edge Properties	72,311
1,631	Whitestone REIT, Class B Shares	16,310

	Total Retail REITs	4,010,403

Specialized REITs — 0.5%
8,245	CubeSmart	343,899
2,684	EPR Properties	120,190
2,031	Farmland Partners Inc.	22,544
3,096	Four Corners Property Trust Inc.	77,895
9,360	Gaming and Leisure Properties Inc.	443,664
1,177	Gladstone Land Corp.	18,514
3,190	Lamar Advertising Co., Class A Shares	290,992
2,888	National Storage Affiliates Trust	97,037
5,507	Outfront Media Inc.	62,504
2,928	PotlatchDeltic Corp.	138,377
5,301	Rayonier Inc.	158,500
5,079	Safehold Inc.	108,081
2,217	SBA Communications Corp., Class A Shares	497,783
8,862	Uniti Group Inc.	47,589

	Total Specialized REITs	2,427,569

	TOTAL REAL ESTATE	25,413,604

UTILITIES — 2.8%

Electric Utilities — 0.6%
15,680	ALLETE Inc.	860,832
689	Genie Energy Ltd., Class B Shares	10,549
3,971	Hawaiian Electric Industries Inc.	55,673
1,873	IDACORP Inc.	179,508
1,299	MGE Energy Inc.	94,087
8,563	NRG Energy Inc.	321,541
7,402	OGE Energy Corp.	252,038
1,510	Otter Tail Corp.	124,379
4,121	Pinnacle West Capital Corp.	318,430
3,140	PNM Resources Inc.	139,133
17,805	Portland General Electric Co.	780,927

	Total Electric Utilities	3,137,097

Gas Utilities — 0.2%
3,611	Brookfield Infrastructure Corp., Class A Shares	140,287
662	Chesapeake Utilities Corp.	72,886
3,221	National Fuel Gas Co.	173,097
3,536	New Jersey Resources Corp.	149,113
1,335	Northwest Natural Holding Co.	52,439
2,063	ONE Gas Inc.	149,506
281	RGC Resources Inc.	5,080
2,220	Southwest Gas Holdings Inc.	137,485
1,871	Spire Inc.	109,285
7,666	UGI Corp.	193,030

	Total Gas Utilities	1,182,208

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 2.8% — (continued)

Independent Power & Renewable Electricity Producers — 0.6%
2,229	Altus Power Inc., Class A Shares*	$14,399
4,700	Brookfield Renewable Corp., Class A Shares	131,365
1,443	Clearway Energy Inc., Class A Shares	33,824
2,895	Clearway Energy Inc., Class C Shares	71,709
2,632	Montauk Renewables Inc.*	25,136
16,168	Ormat Technologies Inc.	1,227,798
3,763	Sunnova Energy International Inc.*	52,343
47,193	Vistra Corp.	1,482,804

	Total Independent Power & Renewable Electricity Producers	3,039,378

Multi-Utilities — 0.4%
22,806	Avista Corp.	759,212
2,377	Black Hills Corp.	130,735
15,200	NiSource Inc.	406,752
8,134	NorthWestern Corp.	409,954
581	Unitil Corp.	28,364

	Total Multi-Utilities	1,735,017

Water Utilities — 1.0%
1,345	American States Water Co.	113,262
5,611	American Water Works Co., Inc.	778,470
334	Artesian Resources Corp., Class A Shares	15,417
1,459	Cadiz Inc.*	5,851
22,849	California Water Service Group	1,148,162
513	Consolidated Water Co., Ltd.	13,666
8,894	Essential Utilities Inc.	328,189
619	Global Water Resources Inc.	6,902
667	Middlesex Water Co.	50,198
48,688	Pennon Group PLC, ADR	810,655
734	Pure Cycle Corp.*	8,067
12,980	SJW Group	853,565
27,781	United Utilities Group PLC, ADR(a)	673,967
586	York Water Co. (The)	23,874

	Total Water Utilities	4,830,245

	TOTAL UTILITIES	13,923,945

	TOTAL COMMON STOCKS (Cost — $349,413,672)	464,879,392

PREFERRED STOCKS — 0.5%

FINANCIALS — 0.5%

Banks — 0.2%
47,420	US Bancorp, 6.170% (3-Month Term SOFR + 0.862%)(e)(f)	896,238

Capital Markets — 0.1%
15,835	Charles Schwab Corp. (The), 5.950%(f)	393,500

Insurance — 0.2%
18,327	MetLife Inc., 5.625%(f)	437,099
26,539	MetLife Inc., 4.750%(f)	534,761

	Total Insurance	971,860

	TOTAL PREFERRED STOCKS (Cost — $2,402,350)	2,261,598

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units			Security	Value

OPEN END MUTUAL FUND SECURITIES — 0.2%

FINANCIALS — 0.2%

Capital Markets — 0.2%
3,074			iShares® Core S&P Small-Capital ETF	$309,798
878			iShares® Russell 2000 ETF, Common Class Shares	165,599
5,473			iShares® Russell Mid-Capital ETF, Common Class Shares	400,952

			TOTAL OPEN END MUTUAL FUND SECURITIES (Cost — $505,611)	876,349

Face Amount/Units†		Rating††

CORPORATE BONDS & NOTES — 0.1%

INFORMATION TECHNOLOGY — 0.1%

Communications Equipment — 0.1%
$702,000		NR	Infinera Corp., Senior Unsecured Notes, 2.500% due 3/1/27(c)	642,940

ENERGY — 0.0%@

Energy Equipment & Services — 0.0%@
20,000		D	ION Geophysical Corp., 8.000% due 12/15/25*(b)(c)(g)	—

			TOTAL CORPORATE BONDS & NOTES (Cost — $702,009)	642,940

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $353,023,642)	468,660,279

SHORT-TERM INVESTMENTS (h) — 5.1%

MONEY MARKET FUND — 0.9%
4,470,501			Invesco STIT — Government & Agency Portfolio, 5.189%, Institutional Class(i) (Cost — $4,470,501)	4,470,501

TIME DEPOSITS — 4.2%
2,269,957			ANZ National Bank — London, 4.680% due 9/1/23	2,269,957
9,807,142			Barclays Bank PLC — London, 4.680% due 9/1/23	9,807,142
25,514	CAD		BBH — Grand Cayman, 3.830% due 9/1/23	18,883
8,643,700			Citibank — New York, 4.680% due 9/1/23	8,643,700

			TOTAL TIME DEPOSITS (Cost — $20,739,682)	20,739,682

			TOTAL SHORT-TERM INVESTMENTS (Cost — $25,210,183)	25,210,183

			TOTAL INVESTMENTS — 100.7% (Cost — $378,233,825)	493,870,462

			Liabilities in Excess of Other Assets — (0.7)%	(3,712,525)

			TOTAL NET ASSETS — 100.0%	$490,157,937

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Illiquid security.
(d)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $6,899 and represents less than 0.05% of net assets.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(f)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(g)	Security is currently in default.
(h)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 4.2%.
(i)	Represents investments of collateral received from securities lending transactions.

At August 31, 2023, for Small-Mid Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$389,000,875	$149,060,582	$(44,316,996)	$104,743,586

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
ETF	— Exchange-Traded Fund
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Sector^
Industrials	19.6%
Information Technology	15.5
Health Care	14.8
Financials	13.6
Consumer Discretionary	8.8
Real Estate	5.2
Materials	5.2
Energy	4.3
Consumer Staples	4.3
Utilities	2.8
Communication Services	1.7
Short-Term Investments	4.2

Total Investments	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2023, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini Russell 2000 Index September Futures	10	9/23	$956,544	$950,800	$(5,744)
S&P MidCap 400 E-mini Index September Futures	2	9/23	535,090	529,740	(5,350)

					$(11,094)

At August 31, 2023, Small-Mid Cap Equity Fund had deposited cash of $91,996 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
CAD	— Canadian Dollar
USD	— United States Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 95.9%

Australia — 3.5%
49,952	AGL Energy Ltd.	$358,411
50,491	Allkem Ltd.*	457,743
5,888	Ampol Ltd.	134,728
75,419	ANZ Group Holdings Ltd.	1,235,756
32,516	APA Group	188,734
14,584	Aristocrat Leisure Ltd.	385,699
4,737	ASX Ltd.	176,051
45,484	Aurizon Holdings Ltd.	107,428
303,388	Beach Energy Ltd.	305,830
126,852	BHP Group Ltd.	3,646,704
11,388	BlueScope Steel Ltd.	154,687
34,342	Brambles Ltd.	332,806
40,803	Charter Hall Group, REIT	285,461
16,425	Cochlear Ltd.	2,885,204
34,648	Coles Group Ltd.	364,433
42,053	Commonwealth Bank of Australia	2,779,820
14,172	Computershare Ltd.	230,927
32,525	CSL Ltd.	5,759,968
81,541	CSR Ltd.	311,180
26,577	Dexus, REIT	132,809
3,787	EBOS Group Ltd.	85,554
35,404	Endeavour Group Ltd.	126,034
43,244	Fortescue Metals Group Ltd.	598,579
41,820	Goodman Group, REIT	631,603
47,334	GPT Group (The), REIT	128,455
54,440	GrainCorp Ltd., Class A Shares	257,084
6,190	IDP Education Ltd.	98,770
16,841	IGO Ltd.	150,919
57,480	Iluka Resources Ltd.	316,013
60,537	Insurance Australia Group Ltd.	227,825
12,724	JB Hi-Fi Ltd.	374,667
17,033	Lendlease Corp., Ltd.	85,913
54,999	Lottery Corp., Ltd. (The)	179,638
9,235	Macquarie Group Ltd.	1,059,906
68,051	Medibank Pvt Ltd.	161,216
4,290	Mineral Resources Ltd.	198,114
97,502	Mirvac Group, REIT	152,336
78,606	National Australia Bank Ltd.	1,472,346
23,246	Newcrest Mining Ltd.	389,386
28,415	Northern Star Resources Ltd.	217,625
236,494	OceanaGold Corp.	511,073
11,222	Orica Ltd.	114,114
42,569	Origin Energy Ltd.	240,108
66,673	Pilbara Minerals Ltd.	200,840
21,998	Qantas Airways Ltd.*	84,097
36,779	QBE Insurance Group Ltd.	356,589
4,530	Ramsay Health Care Ltd.	150,862
1,306	REA Group Ltd.	139,404
5,940	Reece Ltd.	78,361
44,160	Region RE Ltd., REIT, Class Miscella Shares	61,619
41,025	Rio Tinto Ltd.	2,995,074
81,580	Santos Ltd.	405,753
128,254	Scentre Group, REIT	227,827
9,589	SEEK Ltd.	143,282

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Australia — 3.5% — (continued)
26,862	Seven Group Holdings Ltd.	$485,691
11,024	Sonic Healthcare Ltd.	229,419
112,711	South32 Ltd.	247,775
58,987	Stockland, REIT	161,607
31,296	Suncorp Group Ltd.	275,971
47,457	Super Retail Group Ltd.	398,150
52,876	Technology One Ltd.	527,596
99,929	Telstra Group Ltd.	259,419
78,153	Transurban Group	670,270
20,303	Treasury Wine Estates Ltd.	153,329
95,614	Vicinity Ltd., REIT	115,567
5,798	Washington H Soul Pattinson & Co., Ltd.	123,834
28,034	Wesfarmers Ltd.	978,470
88,053	Westpac Banking Corp.	1,250,351
4,100	WiseTech Global Ltd.	184,440
47,745	Woodside Energy Group Ltd.	1,146,183
30,897	Woolworths Group Ltd.	763,395

	Total Australia	40,826,832

Austria — 0.2%
55,793	Erste Group Bank AG	1,990,574
3,639	OMV AG	168,268
1,683	Verbund AG	137,959
2,875	Voestalpine AG	84,044

	Total Austria	2,380,845

Belgium — 0.7%
3,985	Ageas SA/NV	158,473
89,496	Anheuser-Busch InBev SA/NV	5,077,239
575	D’ieteren Group	93,730
729	Elia Group SA/NV	84,031
2,457	Groupe Bruxelles Lambert NV	197,570
6,473	KBC Group NV	424,599
10	Lotus Bakeries	78,829
382	Sofina SA	85,600
1,831	Solvay SA	211,622
22,163	UCB SA	1,988,026
5,175	Umicore SA	137,284
4,032	Warehouses de Pauw CVA, REIT	114,994

	Total Belgium	8,651,997

Bermuda — 0.0%@
8,379	Seadrill Ltd.*	410,038

Brazil — 0.2%
284,297	B3 SA — Brasil Bolsa Balcao	742,558
553,878	Banco Bradesco SA, ADR*	1,656,095

	Total Brazil	2,398,653

Canada — 2.4%
51,780	Alamos Gold Inc., Class A Shares	666,027
165,925	Alimentation Couche-Tard Inc.	8,676,925
11,832	ATS Corp.*	530,829
13,483	Boardwalk Real Estate Investment Trust, Class Trust Un Shares(a)	682,233
7,076	Bombardier Inc., Class B Shares*	288,654
9,576	BRP Inc.	732,303
33,400	Canadian National Railway Co.	3,762,196

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Canada — 2.4% — (continued)
35,190	Canadian Pacific Kansas City Ltd.	$2,793,428
48,392	Celestica Inc.*	1,128,144
75,053	Dundee Precious Metals Inc.	484,356
41,783	Element Fleet Management Corp.	642,268
27,170	Finning International Inc.	853,185
108,628	Headwater Exploration Inc.	576,423
16,490	IMAX Corp.*	315,454
2,702	Kinaxis Inc.*	333,091
10,397	Laurentian Bank of Canada	282,778
3,797	lululemon athletica Inc.*	1,447,644
37,782	Lundin Mining Corp.	293,040
50,089	NuVista Energy Ltd.*	459,668
26,649	Parex Resources Inc.	504,303
12,332	Stella-Jones Inc.	598,620
39,836	Superior Plus Corp.	301,011
19,749	Toronto-Dominion Bank (The)	1,204,642
30,434	TransAlta Corp.	292,132
38,843	Tricon Residential Inc.	329,441
68,109	Whitecap Resources Inc.(a)	556,990

	Total Canada	28,735,785

Chile — 0.1%
64,513	Antofagasta PLC	1,179,077

China — 0.5%
72,640	Alibaba Group Holding Ltd.*	843,859
1,598,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(b)	839,985
28,000	BYD Co., Ltd., Class H Shares(b)	878,402
19,700	Contemporary Amperex Technology Co., Ltd., Class A Shares	639,005
65,200	Tencent Holdings Ltd.	2,708,279

	Total China	5,909,530

Denmark — 3.2%
87	AP Moller — Maersk AS, Class A Shares	155,107
110	AP Moller — Maersk AS, Class B Shares	198,963
13,420	Bavarian Nordic AS*(a)	298,652
2,433	Carlsberg AS, Class B Shares	351,776
33,806	Chr Hansen Holding AS	2,198,432
30,493	Coloplast AS, Class B Shares	3,482,626
5,442	Coloplast AS, Class B Shares*	597,774
17,044	Danske Bank AS	383,449
2,729	Demant AS*	111,499
4,699	DSV AS	891,365
1,681	Genmab AS*	644,105
17,516	ISS AS	310,646
7,772	Jyske Bank AS, Class Registered Shares*	553,188
114,030	Novo Nordisk AS, Class B Shares	20,921,339
51,854	Novozymes AS, Class B Shares	2,250,569
4,652	Orsted AS(c)	298,299
6,626	Pandora AS	687,235
247	Rockwool AS, Class B Shares	62,988
8,897	Tryg AS	169,742
113,557	Vestas Wind Systems AS*	2,618,776

	Total Denmark	37,186,530

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Finland — 0.7%
3,515	Elisa OYJ	$172,551
12,526	Fortum OYJ	168,048
6,749	Kesko OYJ, Class B Shares	131,712
82,470	Kone OYJ, Class B Shares	3,742,885
12,776	Konecranes OYJ	441,984
16,387	Metso OYJ	188,724
10,454	Neste OYJ	382,319
132,216	Nokia OYJ	526,814
80,167	Nordea Bank Abp	878,763
2,646	Orion OYJ, Class B Shares	108,383
11,364	Sampo OYJ, Class A Shares	499,696
14,375	Stora Enso OYJ, Class R Shares	182,377
12,360	TietoEVRY OYJ	302,383
13,823	UPM-Kymmene OYJ	473,373
11,846	Valmet OYJ	300,909
11,697	Wartsila OYJ Abp	148,306

	Total Finland	8,649,227

France — 11.3%
17,179	Accor SA	614,437
734	Aeroports de Paris	96,558
58,019	Air Liquide SA	10,456,517
14,782	Airbus SE	2,164,219
210,097	Alstom SA(d)	5,784,950
1,540	Amundi SA(c)	91,503
7,314	Arkema SA	763,489
208,820	AXA SA	6,275,316
1,024	BioMerieux	105,878
54,380	BNP Paribas SA	3,512,618
21,877	Bollore SE	129,363
5,089	Bouygues SA	175,590
7,265	Bureau Veritas SA	194,456
4,075	Capgemini SE	757,415
237,701	Carrefour SA	4,547,848
11,787	Cie de Saint-Gobain SA	765,310
16,764	Cie Generale des Etablissements Michelin SCA	523,743
1,360	Covivio SA, REIT	66,216
29,908	Credit Agricole SA	377,315
11,921	Criteo SA, ADR*	351,610
133,656	Danone SA	7,788,523
616	Dassault Aviation SA	120,920
104,642	Dassault Systemes SE	4,138,253
11,221	Edenred	714,747
8,841	Eiffage SA	873,347
30,757	Elis SA	586,086
45,132	Engie SA	726,316
21,950	EssilorLuxottica SA	4,124,161
1,091	Eurazeo SE	64,291
1,136	Gecina SA, REIT	121,336
8,834	Getlink SE	147,732
2,143	Hermes International SCA	4,389,370
4,266	Ipsen SA	553,025
7,129	Kering SA	3,801,228
32,598	Klepierre SA, REIT	860,625
11,058	La Francaise des Jeux SAEM(c)	399,377
20,969	Legrand SA	2,065,494

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 11.3% — (continued)
16,798	L’Oréal SA	$7,362,629
13,799	LVMH Moët Hennessy Louis Vuitton SE	11,670,343
46,011	Orange SA	516,731
5,188	Pernod Ricard SA	1,016,817
5,656	Publicis Groupe SA	440,709
577	Remy Cointreau SA*	89,176
13,287	Renault SA	536,941
27,981	Rexel SA	655,217
8,574	Safran SA	1,374,362
113,034	Sanofi	12,027,571
683	Sartorius Stedim Biotech	193,271
32,947	Schneider Electric SE	5,638,679
711	SEB SA	77,924
17,974	Societe Generale SA	509,842
2,186	Sodexo SA	234,545
3,666	Sopra Steria Group SACA	804,552
20,499	SPIE SA	614,764
21,199	Technip Energies NV	488,953
1,461	Teleperformance SE	202,196
2,597	Thales SA	379,540
166,851	TotalEnergies SE	10,491,661
2,914	Unibail-Rodamco-Westfield, REIT*	155,590
98,264	Valeo SE	1,908,512
36,245	Vallourec SA*	484,009
16,774	Veolia Environnement SA	522,958
3,979	Verallia SA(c)	190,347
38,140	Vinci SA	4,245,017
17,714	Vivendi SE	161,228
658	Wendel SE	60,085
5,911	Worldline SA*(c)	191,999

	Total France	132,475,350

Germany — 7.5%
23,701	adidas AG	4,740,091
21,072	AIXTRON SE	801,962
28,509	Allianz SE, Class Registered Shares	6,935,412
5,108	Aurubis AG	423,490
22,490	BASF SE	1,140,649
74,179	Bayer AG, Class Registered Shares	4,070,361
27,265	Bayerische Motoren Werke AG	2,872,751
13,851	Bechtle AG	675,067
2,491	Beiersdorf AG	326,225
3,577	Brenntag SE	290,218
995	Carl Zeiss Meditec AG	98,899
26,304	Commerzbank AG	289,506
2,718	Continental AG	202,312
4,774	Covestro AG*(c)	254,012
6,610	CTS Eventim AG & Co. KGaA	412,128
12,201	Daimler Truck Holding AG	429,558
4,285	Delivery Hero SE*(c)	156,696
48,008	Deutsche Bank AG, Class Registered Shares	523,278
4,801	Deutsche Boerse AG	852,371
14,770	Deutsche Lufthansa AG, Class Registered Shares*	132,122
35,486	Deutsche Pfandbriefbank AG(c)	280,117
373,117	Deutsche Telekom AG, Class Registered Shares	7,987,196
24,800	DHL Group	1,158,627

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Germany — 7.5% — (continued)
57,007	E.ON SE	$704,337
21,591	Encavis AG*	331,630
5,182	Evonik Industries AG	99,440
20,010	Freenet AG	479,526
5,467	Fresenius Medical Care AG & Co. KGaA	264,148
10,438	Fresenius SE & Co. KGaA	334,822
16,851	GEA Group AG	665,103
7,683	Gerresheimer AG	998,468
1,490	Hannover Rueck SE	317,069
3,578	Heidelberg Materials AG	288,200
4,042	HelloFresh SE*	130,703
2,568	Henkel AG & Co. KGaA	177,591
8,027	HUGO BOSS AG	604,915
88,334	Infineon Technologies AG	3,162,303
1,792	Knorr-Bremse AG	122,672
51,694	Lanxess AG	1,636,699
1,831	LEG Immobilien SE*	132,226
20,061	Mercedes-Benz Group AG	1,469,184
24,902	Merck KGaA	4,480,215
1,324	MTU Aero Engines AG	309,826
3,515	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	1,365,237
1,427	Nemetschek SE	98,550
2,609	Puma SE	175,473
131	Rational AG	99,799
3,068	Rheinmetall AG	835,995
108,745	RWE AG	4,487,864
145,530	SAP SE	20,328,272
1,853	Scout24 SE(c)	127,809
38,608	Siemens AG, Class Registered Shares	5,814,839
12,838	Siemens Energy AG*	183,027
6,968	Siemens Healthineers AG(c)	349,400
3,949	SMA Solar Technology AG*	318,161
3,467	Symrise AG, Class A Shares	361,554
52,203	TAG Immobilien AG*	593,041
1,565	Talanx AG	105,297
19,685	TeamViewer SE*(c)	365,536
23,835	Telefonica Deutschland Holding AG	45,331
6,546	Vitesco Technologies Group AG*	517,717
860	Volkswagen AG	122,877
18,550	Vonovia SE	444,597
473	Wacker Chemie AG	69,801
5,536	Zalando SE*(c)	172,459

	Total Germany	88,744,761

Hong Kong — 3.3%
1,016,200	AIA Group Ltd.	9,175,019
710,000	BOC Hong Kong Holdings Ltd.	1,976,590
41,200	Budweiser Brewing Co. APAC Ltd.(c)	89,568
52,500	CK Asset Holdings Ltd.	289,175
65,500	CK Hutchison Holdings Ltd.	357,249
15,500	CK Infrastructure Holdings Ltd.	78,440
371,000	CLP Holdings Ltd.	2,904,131
61,200	ESR Group Ltd.(c)	91,560
1,458	Futu Holdings Ltd., ADR*	86,897
57,000	Galaxy Entertainment Group Ltd.*	376,439
1,274,000	Hang Lung Properties Ltd.	1,694,226

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Hong Kong — 3.3% — (continued)
18,900	Hang Seng Bank Ltd.	$240,316
35,894	Henderson Land Development Co., Ltd.	98,269
94,000	HKT Trust & HKT Ltd., Class Miscella Shares	100,128
273,380	Hong Kong & China Gas Co., Ltd.	200,735
28,799	Hong Kong Exchanges & Clearing Ltd.	1,119,126
32,700	Hongkong Land Holdings Ltd.	115,972
60,500	Jardine Matheson Holdings Ltd.	2,875,622
134,000	Kerry Properties Ltd.	246,867
62,080	Link REIT	306,969
29,101	Melco Resorts & Entertainment Ltd., ADR*	326,513
43,500	MTR Corp., Ltd.	181,247
37,669	New World Development Co., Ltd.	79,916
38,000	Power Assets Holdings Ltd.	186,936
1,056,838	Prudential PLC	12,936,996
88,646	Sino Land Co., Ltd.	101,451
33,000	SITC International Holdings Co., Ltd.	61,396
36,000	Sun Hung Kai Properties Ltd.	404,098
10,000	Swire Pacific Ltd., Class A Shares	82,622
29,000	Swire Properties Ltd.	60,546
111,000	Techtronic Industries Co., Ltd.	1,099,623
382,000	United Laboratories International Holdings Ltd. (The)	340,216
205,500	WH Group Ltd.(c)	105,513
40,000	Wharf Real Estate Investment Co., Ltd.	166,673
52,000	Xinyi Glass Holdings Ltd.	77,276

	Total Hong Kong	38,634,320

India — 0.2%
93,285	HDFC Bank Ltd.	1,777,181

Indonesia — 0.1%
2,022,000	Bank Central Asia Tbk PT	1,224,206

Ireland — 1.3%
3,792	AerCap Holdings NV*	233,284
33,030	AIB Group PLC	150,485
124,487	Bank of Ireland Group PLC	1,241,428
18,648	CRH PLC	1,071,543
88,650	Dalata Hotel Group PLC*	411,724
2,440	DCC PLC	133,726
144,788	Experian PLC	5,051,837
4,359	Flutter Entertainment PLC*	793,376
36,555	Glanbia PLC	607,859
10,923	James Hardie Industries PLC, CDI*	328,788
3,938	Kerry Group PLC, Class A Shares	367,758
3,820	Kingspan Group PLC	321,408
38,270	Ryanair Holdings PLC, ADR*	3,798,298
6,428	Smurfit Kappa Group PLC	270,238

	Total Ireland	14,781,752

Isle of Man — 0.0%@
51,065	Playtech PLC*	340,112

Israel — 0.3%
1,049	Azrieli Group Ltd.	56,333
31,382	Bank Hapoalim BM	260,230
38,141	Bank Leumi Le-Israel BM	296,046
2,387	Check Point Software Technologies Ltd.*	321,266
1,132	CyberArk Software Ltd.*	187,957

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Israel — 0.3% — (continued)
657	Elbit Systems Ltd.	$129,306
2,138	Global E-Online Ltd.*	84,729
19,115	ICL Group Ltd.	114,381
13,224	Inmode Ltd.*	516,926
1	Isracard Ltd.	3
30,567	Israel Discount Bank Ltd., Class A Shares	153,099
3,813	Mizrahi Tefahot Bank Ltd.	125,444
582	Monday.com Ltd.*	103,270
1,570	Nice Ltd.*	307,202
24,796	Perion Network Ltd.*	822,979
27,448	Teva Pharmaceutical Industries Ltd., ADR*	267,893
1,334	Wix.com Ltd.*	131,759

	Total Israel	3,878,823

Italy — 3.0%
3,077	Amplifon SpA	100,022
25,044	Assicurazioni Generali SpA	518,630
130,278	Banco BPM SpA	623,858
20,910	Buzzi SpA	626,246
12,916	Davide Campari-Milano NV	168,753
680	DiaSorin SpA	71,791
1,458,257	Enel SpA	9,798,538
57,364	Eni SpA	888,846
9,743	ERG SpA	267,012
11,115	Ferrari NV	3,525,055
149,584	FinecoBank Banca Fineco SpA	2,048,367
8,304	Infrastrutture Wireless Italiane SpA(c)	102,634
406,194	Intesa Sanpaolo SpA	1,085,033
171,289	Iren SpA	353,870
31,128	Leonardo SpA	448,429
13,640	Mediobanca Banca di Credito Finanziario SpA	178,359
5,090	Moncler SpA	344,939
14,585	Nexi SpA*(c)	104,633
12,910	Poste Italiane SpA(c)	143,241
6,295	Prysmian SpA	257,250
51,884	Recordati Industria Chimica e Farmaceutica SpA	2,609,640
2,938	Reply SpA	300,077
221,944	Saras SpA	316,359
53,554	Snam SpA	276,203
250,258	Telecom Italia SpA*	77,526
34,767	Terna — Rete Elettrica Nazionale	286,451
419,622	UniCredit SpA	10,267,922

	Total Italy	35,789,684

Japan — 17.6%
15,900	Adastria Co., Ltd.	317,794
4,700	Advantest Corp.(a)	595,208
16,200	Aeon Co., Ltd.(a)	335,733
4,500	AGC Inc.	158,034
3,600	Aisin Corp.	120,080
11,600	Ajinomoto Co., Inc.	491,342
38,200	Alps Alpine Co., Ltd.	318,359
13,900	Amada Co., Ltd.	147,115
3,900	ANA Holdings Inc.*	88,076
11,900	Asahi Group Holdings Ltd.	463,528
5,400	Asahi Intecc Co., Ltd.	109,798

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
31,000	Asahi Kasei Corp.	$200,486
12,300	Asics Corp.	446,166
46,000	Astellas Pharma Inc.	699,778
2,800	Azbil Corp.	93,241
14,800	Bandai Namco Holdings Inc.	343,187
14,000	BayCurrent Consulting Inc.	481,097
80,700	Bridgestone Corp.	3,133,509
6,100	Brother Industries Ltd.	103,046
25,500	Canon Inc.	631,556
4,300	Capcom Co., Ltd.	180,744
3,600	Central Japan Railway Co.	462,140
13,100	Chiba Bank Ltd. (The)	93,619
15,900	Chubu Electric Power Co., Inc.	212,374
16,600	Chugai Pharmaceutical Co., Ltd.(a)	504,434
29,600	Citizen Watch Co., Ltd.	181,549
26,900	Concordia Financial Group Ltd.	119,515
24,600	Credit Saison Co., Ltd.	384,538
10,600	CyberAgent Inc.	67,501
5,400	Dai Nippon Printing Co., Ltd.	147,550
48,800	Daicel Corp.	407,325
15,700	Daido Steel Co., Ltd.	649,173
7,500	Daifuku Co., Ltd.	138,811
11,300	Daihen Corp.	412,576
23,100	Dai-ichi Life Holdings Inc.	430,176
45,700	Daiichi Sankyo Co., Ltd.	1,354,975
40,500	Daikin Industries Ltd.	6,986,369
1,700	Daito Trust Construction Co., Ltd.	187,509
14,800	Daiwa House Industry Co., Ltd.	411,397
54	Daiwa House REIT Investment Corp., Class A Shares	102,475
33,000	Daiwa Securities Group Inc.	187,620
11,000	Denso Corp.	750,985
5,000	Dentsu Group Inc.	147,901
2,300	Disco Corp.	453,990
16,900	DMG Mori Co., Ltd.	308,105
7,500	East Japan Railway Co.	424,106
9,300	Ebara Corp.	464,333
9,500	Eiken Chemical Co., Ltd.	90,937
6,500	Eisai Co., Ltd.	411,606
65,850	ENEOS Holdings Inc.	247,398
332,000	FANUC Corp.	9,520,370
4,400	Fast Retailing Co., Ltd.	1,008,828
3,100	Fuji Electric Co., Ltd.	146,118
13,400	Fuji Soft Inc.	404,345
39,300	FUJIFILM Holdings Corp.	2,322,500
62,100	Fujikura Ltd.	513,995
4,500	Fujitsu Ltd.	567,814
16,300	FULLCAST Holdings Co., Ltd.	232,251
4,600	Fuyo General Lease Co., Ltd.	380,024
111	GLP J-REIT	104,758
1,000	GMO Payment Gateway Inc.	63,231
4,000	Goldwin Inc.	285,507
4,500	Hakuhodo DY Holdings Inc.	42,797
3,500	Hamamatsu Photonics KK	161,827
5,700	Hankyu Hanshin Holdings Inc.	204,629
600	Hikari Tsushin Inc.	99,774
845	Hirose Electric Co., Ltd.	102,223

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
2,000	Hitachi Construction Machinery Co., Ltd.	$62,245
59,100	Hitachi Ltd.	3,926,122
38,700	Honda Motor Co., Ltd.	1,248,384
5,500	Horiba Ltd.	285,981
3,300	Hoshizaki Corp.	126,641
45,100	Hoya Corp.	5,029,065
9,500	Hulic Co., Ltd.(a)	85,300
2,800	Ibiden Co., Ltd.	168,943
4,137	Idemitsu Kosan Co., Ltd.	88,057
3,900	Iida Group Holdings Co., Ltd.	63,879
50,800	INFRONEER Holdings Inc.	530,691
24,000	Inpex Corp.(a)	337,598
42,900	Internet Initiative Japan Inc.	745,733
885	Invincible Investment Corp., REIT	367,752
12,800	Isuzu Motors Ltd.	164,019
30,000	ITOCHU Corp.	1,124,497
2,800	Itochu Techno-Solutions Corp.	82,163
45,000	J Front Retailing Co., Ltd.(a)	474,115
3,700	Japan Airlines Co., Ltd.	76,221
80,400	Japan Exchange Group Inc.	1,401,983
173	Japan Metropolitan Fund Invest, REIT	116,174
34,100	Japan Post Bank Co., Ltd.	273,766
56,700	Japan Post Holdings Co., Ltd.	435,092
4,900	Japan Post Insurance Co., Ltd.	79,024
32	Japan Real Estate Investment Corp., REIT	132,938
30,600	Japan Tobacco Inc.	668,785
12,700	Jeol Ltd.	403,353
13,400	JFE Holdings Inc.	211,589
23,500	JGC Holdings Corp.	313,790
4,400	JSR Corp.	123,843
10,500	Kajima Corp.	175,390
11,700	Kaneka Corp.(a)	328,454
18,800	Kansai Electric Power Co., Inc. (The)	267,649
12,000	Kao Corp.(a)	466,280
3,400	Kawasaki Kisen Kaisha Ltd.	114,247
118,100	KDDI Corp.	3,515,553
2,500	Keio Corp.	86,560
3,200	Keisei Electric Railway Co., Ltd.	122,437
118	Kenedix Office Investment Corp., REIT, Class A Shares	278,724
20,500	Keyence Corp.	8,524,833
3,400	Kikkoman Corp.	196,358
4,500	Kintetsu Group Holdings Co., Ltd.	142,412
19,200	Kirin Holdings Co., Ltd.	269,797
1,100	Kobayashi Pharmaceutical Co., Ltd.	54,397
3,700	Kobe Bussan Co., Ltd.	92,066
3,200	Koei Tecmo Holdings Co., Ltd.	49,672
5,300	Koito Manufacturing Co., Ltd.	89,929
22,900	Komatsu Ltd.	655,791
14,400	Komeri Co., Ltd.	304,189
2,500	Konami Group Corp.	144,871
67,500	Konica Minolta Inc.	207,933
900	Kose Corp.	75,036
132,100	Kubota Corp.	2,115,405
2,600	Kurita Water Industries Ltd.	101,274
7,900	Kyocera Corp.	404,847
6,700	Kyowa Kirin Co., Ltd.	122,807

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
1,900	Lasertec Corp.	$297,893
7,100	Lixil Corp.	89,717
10,900	M3 Inc.	218,024
35,100	Makita Corp.	965,234
36,200	Marubeni Corp.	589,194
2,800	MatsukiyoCocokara & Co.	164,786
14,100	Mazda Motor Corp.	147,421
2,100	McDonald’s Holdings Co. Japan Ltd.	83,585
148,000	Mebuki Financial Group Inc.	409,567
6,200	MEIJI Holdings Co., Ltd.	155,528
9,000	MINEBEA MITSUMI Inc.	152,480
167,900	MISUMI Group Inc.	2,924,323
31,600	Mitsubishi Chemical Group Corp.	188,624
28,900	Mitsubishi Corp.	1,424,635
47,800	Mitsubishi Electric Corp.	625,279
27,800	Mitsubishi Estate Co., Ltd.	357,216
21,700	Mitsubishi HC Capital Inc.	140,998
32,500	Mitsubishi Heavy Industries Ltd.	1,844,512
287,300	Mitsubishi UFJ Financial Group Inc.	2,290,675
33,000	Mitsui & Co., Ltd.(a)	1,220,859
4,200	Mitsui Chemicals Inc.	113,984
21,400	Mitsui Fudosan Co., Ltd.	468,615
8,500	Mitsui OSK Lines Ltd.	235,712
60,790	Mizuho Financial Group Inc.	1,005,846
6,400	MonotaRO Co., Ltd.	75,554
8,600	Morinaga Milk Industry Co., Ltd.	352,300
35,200	MS&AD Insurance Group Holdings Inc.	1,265,731
201,100	Murata Manufacturing Co., Ltd.	11,361,571
23,100	Nakanishi Inc.	581,269
6,100	NEC Corp.	321,389
13,100	NET One Systems Co., Ltd.	256,494
8,500	Nexon Co., Ltd.	171,356
5,800	NGK Insulators Ltd.	76,954
36,400	Nichicon Corp.	351,402
10,700	Nidec Corp.	556,101
26,200	Nintendo Co., Ltd.	1,126,422
68	Nippon Accommodations Fund Inc., REIT, Class A Shares(a)	306,977
38	Nippon Building Fund Inc., REIT	160,490
1,800	Nippon Express Holdings Inc.	93,477
23,400	Nippon Paint Holdings Co., Ltd.	180,599
54	Nippon Prologis REIT Inc.	108,690
4,300	Nippon Sanso Holdings Corp.	103,716
21,300	Nippon Steel Corp.	503,720
738,400	Nippon Telegraph & Telephone Corp.	853,149
12,000	Nippon Yusen KK	319,863
3,100	Nissan Chemical Corp.	132,752
57,400	Nissan Motor Co., Ltd.	244,057
1,500	Nissin Foods Holdings Co., Ltd.	131,013
95,900	Nissui Corp.	503,562
14,400	Nitori Holdings Co., Ltd.	1,645,325
3,700	Nitto Denko Corp.	251,829
71,900	Nomura Holdings Inc.	278,689
3,000	Nomura Real Estate Holdings Inc.	75,536
105	Nomura Real Estate Master Fund Inc., REIT(a)	123,429
9,580	Nomura Research Institute Ltd.	274,972
15,600	NTT Data Group Corp.	209,661

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
16,000	Obayashi Corp.	$144,879
17,700	Obic Co., Ltd.	3,075,411
8,700	Odakyu Electric Railway Co., Ltd.	129,310
21,600	Oji Holdings Corp.	88,457
6,500	OKUMA Corp.	304,492
31,600	Olympus Corp.	431,387
4,800	Omron Corp.	231,206
9,600	Ono Pharmaceutical Co., Ltd.	181,345
1,900	Open House Group Co., Ltd.	64,336
1,100	Oracle Corp. Japan	76,732
8,200	Organo Corp.	227,321
26,900	Oriental Land Co., Ltd.	968,589
29,000	ORIX Corp.	538,988
9,300	Osaka Gas Co., Ltd.	148,662
2,800	Otsuka Corp.	124,789
9,600	Otsuka Holdings Co., Ltd.(a)	365,762
9,400	Pan Pacific International Holdings Corp.	187,447
54,600	Panasonic Holdings Corp.	630,842
4,400	Persol Holdings Co., Ltd.	75,219
36,900	Rakuten Group Inc.	144,157
81,900	Recruit Holdings Co., Ltd.	2,920,218
31,500	Renesas Electronics Corp.*	530,144
80,700	Rengo Co., Ltd.	548,847
52,900	Resona Holdings Inc.	280,338
11,200	Ricoh Co., Ltd.	91,228
2,200	Rohm Co., Ltd.	183,913
93,100	Round One Corp.	380,236
10,700	Sankyo Co., Ltd.	465,912
10,100	Sankyu Inc.	352,619
55,900	Santen Pharmaceutical Co., Ltd.	519,340
39,300	Sanwa Holdings Corp.	597,668
6,100	SBI Holdings Inc.	124,513
3,900	SCSK Corp.	67,547
5,200	Secom Co., Ltd.	363,795
7,100	Seiko Epson Corp.	111,100
110,400	Sekisui Chemical Co., Ltd.	1,692,865
15,200	Sekisui House Ltd.	309,936
19,100	Seven & i Holdings Co., Ltd.(a)	784,016
7,900	SG Holdings Co., Ltd.	114,087
8,100	Sharp Corp.	49,932
66,600	Shimadzu Corp.	1,957,622
4,400	Shimamura Co., Ltd.	453,534
7,600	Shimano Inc.	1,113,804
13,600	Shimizu Corp.	91,614
176,100	Shin-Etsu Chemical Co., Ltd.	5,617,139
12,100	Shinko Electric Industries Co., Ltd.	496,565
6,500	Shionogi & Co., Ltd.	286,319
10,400	Shiseido Co., Ltd.	424,765
11,000	Shizuoka Financial Group Inc.	89,514
12,600	SMC Corp.	6,092,699
2,800	Socionext Inc.	344,568
72,700	Softbank Corp.	834,050
25,900	SoftBank Group Corp.	1,162,484
7,200	Sompo Holdings Inc.	313,528
67,500	Sony Group Corp.	5,617,405
1,600	Square Enix Holdings Co., Ltd.	59,276

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
15,200	Subaru Corp.	$292,692
8,700	SUMCO Corp.	117,795
7,700	Sumitomo Bakelite Co., Ltd.	363,736
34,800	Sumitomo Chemical Co., Ltd.	96,419
26,300	Sumitomo Corp.(a)	540,713
17,700	Sumitomo Electric Industries Ltd.	217,952
16,000	Sumitomo Forestry Co., Ltd.	450,245
6,100	Sumitomo Metal Mining Co., Ltd.	188,284
160,490	Sumitomo Mitsui Financial Group Inc.	7,362,138
7,600	Sumitomo Mitsui Trust Holdings Inc.	284,485
7,100	Sumitomo Realty & Development Co., Ltd.	181,552
3,400	Suntory Beverage & Food Ltd.	109,297
9,100	Suzuki Motor Corp.	357,761
62,800	Sysmex Corp.	3,323,910
13,600	T&D Holdings Inc.	215,888
4,200	Taisei Corp.	141,315
177,054	Takeda Pharmaceutical Co., Ltd.	5,479,118
16,900	Takeuchi Manufacturing Co., Ltd.	536,861
9,600	TDK Corp.	351,132
151,700	Terumo Corp.	4,587,773
6,300	TIS Inc.	148,379
4,700	Tobu Railway Co., Ltd.	128,898
2,300	Toho Co., Ltd.	87,639
41,700	Tokai Carbon Co., Ltd.	329,624
44,500	Tokio Marine Holdings Inc.	986,536
37,700	Tokyo Electric Power Co. Holdings Inc.*	165,658
16,600	Tokyo Electron Ltd.	2,474,060
10,600	Tokyo Gas Co., Ltd.	245,508
4,900	Tokyo Ohka Kogyo Co., Ltd.	331,027
9,400	Tokyo Seimitsu Co., Ltd.	518,566
30,400	Tokyo Tatemono Co., Ltd.	399,459
13,100	Tokyu Corp.	165,532
28,300	Tokyu Fudosan Holdings Corp.	176,162
6,000	Toppan Inc.	144,842
34,300	Toray Industries Inc.	184,936
10,200	Toshiba Corp.	322,641
7,000	Tosoh Corp.	90,597
3,300	TOTO Ltd.	90,438
10,700	Toyo Suisan Kaisha Ltd.	441,774
30,800	Toyo Tire Corp.(a)	463,819
16,600	Toyoda Gosei Co., Ltd.	358,290
3,600	Toyota Industries Corp.	254,962
401,600	Toyota Motor Corp.	6,904,697
5,600	Toyota Tsusho Corp.	333,367
3,300	Trend Micro Inc.	139,989
10,000	Unicharm Corp.	399,118
5,100	USS Co., Ltd.	89,058
3,000	Welcia Holdings Co., Ltd.(a)	55,146
5,900	West Japan Railway Co.	255,478
3,200	Yakult Honsha Co., Ltd.	167,768
3,500	Yamaha Corp.	107,859
7,400	Yamaha Motor Co., Ltd.	191,642
5,900	Yamato Holdings Co., Ltd.	110,801
5,900	Yaskawa Electric Corp.(a)	231,132
5,600	Yokogawa Electric Corp.	110,266
66,000	Z Holdings Corp.	197,858

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 17.6% — (continued)
8,400	Zenkoku Hosho Co., Ltd.	$291,035
2,300	Zensho Holdings Co., Ltd.	108,553
4,100	ZOZO Inc.	81,878

	Total Japan	206,593,794

Jordan — 0.1%
23,094	Hikma Pharmaceuticals PLC	638,351

Luxembourg — 0.1%
12,656	ArcelorMittal SA	335,898
3,334	Eurofins Scientific SE	204,731
11,668	Tenaris SA	186,284

	Total Luxembourg	726,913

Macau — 0.0%@
60,000	Sands China Ltd.*	202,196

Netherlands — 4.1%
6,833	Aalberts NV	283,532
9,980	ABN AMRO Bank NV, Dutch Certificate, GDR(c)	147,096
548	Adyen NV*(c)	456,584
41,699	Aegon NV	213,871
95,717	Akzo Nobel NV	7,771,057
1,376	Argenx SE*	692,497
1,158	ASM International NV	558,006
23,573	ASML Holding NV	15,507,469
19,222	ASR Nederland NV	841,340
7,300	BE Semiconductor Industries NV	838,500
2,395	Euronext NV(c)	172,591
2,680	EXOR NV	237,047
33,507	Fugro NV*	564,785
3,176	Heineken Holding NV	253,957
7,159	Heineken NV	695,699
1,548	IMCD NV	213,080
385,665	ING Groep NV	5,466,225
3,106	JDE Peet’s NV	86,478
24,109	Koninklijke Ahold Delhaize NV	788,390
79,810	Koninklijke KPN NV	279,290
266,280	Koninklijke Philips NV	5,980,997
6,196	NN Group NV	238,881
16,014	OCI NV	404,888
276,841	Pharming Group NV*	352,044
17,513	Prosus NV*	1,206,737
5,627	QIAGEN NV*	258,005
2,727	Randstad NV	159,703
10,301	Signify NV(c)	290,409
56,681	Stellantis NV	1,052,445
7,814	TKH Group NV, Dutch Certificate	359,534
52,344	Universal Music Group NV	1,286,280
6,522	Wolters Kluwer NV	786,234

	Total Netherlands	48,443,651

New Zealand — 0.1%
30,934	Auckland International Airport Ltd.*	144,068
14,316	Fisher & Paykel Healthcare Corp., Ltd.	193,797
18,172	Mercury NZ Ltd.	67,246
31,915	Meridian Energy Ltd.	102,058

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

New Zealand — 0.1% — (continued)
46,242	Spark New Zealand Ltd.	$139,901
3,546	Xero Ltd.*	287,096

	Total New Zealand	934,166

Norway — 0.4%
7,856	Adevinta ASA, Class B Shares*	55,888
7,809	Aker BP ASA	212,064
114,971	DNB Bank ASA	2,274,994
22,625	Equinor ASA	694,355
4,942	Gjensidige Forsikring ASA	76,888
2,191	Kongsberg Gruppen ASA	90,724
10,861	Mowi ASA	197,053
176,408	Norsk Hydro ASA	979,067
18,559	Orkla ASA	141,799
1,793	Salmar ASA	87,418
17,290	Telenor ASA	185,282
4,091	Yara International ASA	149,572

	Total Norway	5,145,104

Portugal — 0.1%
78,585	EDP — Energias de Portugal SA	358,389
12,159	Galp Energia SGPS SA	167,267
6,997	Jeronimo Martins SGPS SA	177,246

	Total Portugal	702,902

Singapore — 1.0%
1,794,158	CapitaLand Ascendas REIT	3,672,300
131,450	CapitaLand Integrated Commercial Trust, REIT	185,578
64,300	Capitaland Investment Ltd.	153,902
13,900	City Developments Ltd.	68,635
44,700	DBS Group Holdings Ltd.	1,103,771
338,200	Frasers Logistics & Commercial Trust, REIT	300,008
149,400	Genting Singapore Ltd.	96,709
46,158	Grab Holdings Ltd., Class A Shares*	174,016
2,800	Jardine Cycle & Carriage Ltd.	69,113
39,800	Keppel Corp., Ltd.	204,196
85,429	Mapletree Logistics Trust, REIT	106,073
61,400	Mapletree Pan Asia Commercial Trust, REIT	68,975
83,600	Oversea-Chinese Banking Corp., Ltd.	775,963
9,349	Sea Ltd., ADR*	351,803
1,041,619	Seatrium Ltd.*	111,569
186,700	Sembcorp Industries Ltd.	738,603
37,050	Singapore Airlines Ltd.	188,331
17,300	Singapore Exchange Ltd.	123,085
45,300	Singapore Technologies Engineering Ltd.	127,614
204,000	Singapore Telecommunications Ltd.	358,853
143,103	United Overseas Bank Ltd.	3,009,267
13,271	UOL Group Ltd.	65,031
54,700	Wilmar International Ltd.	152,720

	Total Singapore	12,206,115

South Korea — 2.0%
13,869	Classys Inc.	405,967
5,649	Dentium Co., Ltd.	525,718
1,233	Hanmi Pharm Co., Ltd.	273,838
7,285	JYP Entertainment Corp.(a)	615,825
610	Lotte Chilsung Beverage Co., Ltd.	59,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

South Korea — 2.0% — (continued)
7,700	LOTTE Fine Chemical Co., Ltd.	$350,580
4,039	LS Electric Co., Ltd.	303,683
3,583	LX Semicon Co., Ltd.	240,876
676	NongShim Co., Ltd.	234,036
246,578	Samsung Electronics Co., Ltd.	12,444,087
27,604	Samsung Engineering Co., Ltd.*	707,198
3,067	Samsung SDI Co., Ltd.	1,418,632
55,529	SK Hynix Inc.	5,099,883
19,045	SOLUM Co., Ltd.*	437,161
9,006	Youngone Corp.	364,817

	Total South Korea	23,482,069

Spain — 3.1%
610	Acciona SA	87,027
43,561	Acerinox SA	436,910
5,413	ACS Actividades de Construccion y Servicios SA	190,070
29,105	Aena SME SA(c)	4,562,051
86,255	Amadeus IT Group SA	5,900,121
37,911	Applus Services SA	389,680
486,467	Banco Bilbao Vizcaya Argentaria SA	3,819,438
405,818	Banco Santander SA	1,580,943
105,394	Bankinter SA	674,890
451,545	CaixaBank SA	1,824,806
14,444	Cellnex Telecom SA(c)	552,271
16,014	Cia de Distribucion Integral Logista Holdings SA	433,199
1,960	Corp. ACCIONA Energias Renovables SA	58,204
7,460	EDP Renovaveis SA	136,481
3,916	Enagas SA	66,770
7,849	Endesa SA	163,220
13,193	Ferrovial SE	417,959
7,371	Grifols SA*	100,616
614,271	Iberdrola SA(a)	7,285,907
148,438	Industria de Diseno Textil SA	5,694,039
4,535	Laboratorios Farmaceuticos Rovi SA	257,180
57,446	Merlin Properties Socimi SA, REIT	513,226
3,296	Naturgy Energy Group SA	95,402
6,811	Redeia Corp. SA	110,611
34,148	Repsol SA	526,729
128,477	Telefonica SA	531,706

	Total Spain	36,409,456

Sweden — 1.8%
7,159	Alfa Laval AB	251,057
24,767	Assa Abloy AB, Class B Shares	558,466
67,796	Atlas Copco AB, Class A Shares	893,941
215,869	Atlas Copco AB, Class B Shares	2,474,098
17,053	Avanza Bank Holding AB(a)	328,485
9,511	Beijer Ref AB, Class B Shares	108,608
6,758	Boliden AB	178,736
15,274	Epiroc AB, Class A Shares	291,862
10,820	Epiroc AB, Class B Shares	176,452
8,811	EQT AB	177,175
15,051	Essity AB, Class B Shares	351,091
4,528	Evolution AB(c)	489,228
16,504	Fastighets AB Balder, Class B Shares*	78,385
5,652	Getinge AB, Class B Shares	97,705

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Sweden — 1.8% — (continued)
16,242	H & M Hennes & Mauritz AB, Class B Shares	$248,409
53,447	Hexagon AB, Class B Shares	475,769
2,318	Holmen AB, Class B Shares	87,784
8,009	Husqvarna AB, Class B Shares	68,773
3,371	Industrivarden AB, Class A Shares	87,546
3,815	Industrivarden AB, Class C Shares	98,913
6,752	Indutrade AB	129,101
4,018	Investment AB Latour, Class B Shares	72,690
540	Investor AB, Class A Shares	10,285
42,781	Investor AB, Class B Shares	821,802
1,878	L E Lundbergforetagen AB, Class B Shares	76,056
5,760	Lifco AB, Class B Shares	105,116
10,831	Loomis AB, Class B Shares	286,434
104,075	Nibe Industrier AB, Class B Shares	777,703
1,979	Saab AB, Class B Shares	104,248
5,650	Sagax AB, Class B Shares	117,456
145,677	Sandvik AB	2,742,956
12,153	Securitas AB, Class B Shares	98,642
41,649	Skandinaviska Enskilda Banken AB, Class A Shares	482,960
8,407	Skanska AB, Class B Shares	122,593
8,420	SKF AB, Class B Shares	136,153
12,322	Spotify Technology SA*	1,897,218
315,517	Storskogen Group AB, Class B Shares	237,207
14,971	Svenska Cellulosa AB SCA, Class B Shares	199,212
229,878	Svenska Handelsbanken AB, Class A Shares	1,914,781
68,370	Swedbank AB, Class A Shares	1,212,276
4,210	Swedish Orphan Biovitrum AB*(d)	81,529
13,201	Tele2 AB, Class B Shares	93,302
75,953	Telefonaktiebolaget LM Ericsson, Class B Shares	390,737
60,633	Telia Co. AB	122,381
17,657	Trelleborg AB, Class B Shares	447,509
4,948	Volvo AB, Class A Shares	101,405
38,247	Volvo AB, Class B Shares	770,237
14,725	Volvo Car AB, Class B Shares*	55,651
47,307	Wihlborgs Fastigheter AB	364,052

	Total Sweden	21,494,175

Switzerland — 9.2%
39,797	ABB Ltd., Class Registered Shares	1,514,445
11,783	Accelleron Industries AG	318,744
5,985	Adecco Group AG, Class Registered Shares	258,276
39,163	Alcon Inc.	3,271,479
859	Bachem Holding AG, Class B Shares	79,458
3,646	Baloise Holding AG, Class Registered Shares	570,309
818	Banque Cantonale Vaudoise, Class Registered Shares	88,704
88	Barry Callebaut AG, Class Registered Shares	153,317
627	BKW AG	107,598
1,384	Bucher Industries AG, Class Registered Shares	567,001
139	Chocoladefabriken Lindt & Spruengli AG	1,661,684
3	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	353,836
25,484	Cie Financiere Richemont SA, Class Registered Shares	3,613,842
5,331	Clariant AG, Class Registered Shares*	88,785
28,346	Coca-Cola HBC AG*	815,942
4,609	DSM-Firmenich AG	425,099
2,436	Dufry AG, Class Registered Shares*	108,294
173	EMS-Chemie Holding AG, Class Registered Shares	129,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Switzerland — 9.2% — (continued)
1,594	Flughafen Zurich AG, Class Registered Shares	$328,252
7,618	Galenica AG(c)	604,673
842	Geberit AG, Class Registered Shares	435,585
234	Givaudan SA, Class Registered Shares	778,368
263,561	Glencore PLC	1,403,488
917	Helvetia Holding AG, Class Registered Shares	139,576
13,005	Holcim AG*	860,344
15,069	Julius Baer Group Ltd.	1,045,681
14,143	Kuehne + Nagel International AG, Class Registered Shares	4,247,615
4,064	Logitech International SA, Class Registered Shares	280,971
11,552	Lonza Group AG, Class Registered Shares	6,373,941
131,871	Nestlé SA, Class Registered Shares	15,856,210
136,400	Novartis AG, Class Registered Shares	13,727,180
33,949	On Holding AG, Class A Shares*	978,750
565	Partners Group Holding AG	608,784
6,016	PSP Swiss Property AG, Class Registered Shares	730,640
75,149	Roche Holding AG	22,111,888
1,006	Schindler Holding AG	223,991
580	Schindler Holding AG, Class Registered Shares	121,798
28,104	SGS SA, Class Registered Shares	2,556,850
575	Siegfried Holding AG, Class Registered Shares*	520,283
7,557	SIG Group AG*	198,787
6,898	Sika AG, Class Registered Shares	1,948,929
1,285	Sonova Holding AG, Class Registered Shares	338,880
16,888	STMicroelectronics NV	798,330
2,758	Straumann Holding AG, Class Registered Shares	416,593
5,488	Sulzer AG, Class Registered Shares	557,101
715	Swatch Group AG (The)	200,826
1,430	Swatch Group AG (The), Class Registered Shares	76,166
762	Swiss Life Holding AG, Class Registered Shares	477,643
1,896	Swiss Prime Site AG, Class Registered Shares	181,944
7,649	Swiss Re AG	742,782
640	Swisscom AG, Class Registered Shares	389,831
2,858	Swissquote Group Holding SA, Class Registered Shares	569,253
5,739	Temenos AG, Class Registered Shares	456,121
158,519	UBS Group AG, Class Registered Shares	4,208,220
9,267	VAT Group AG(c)	3,693,913
9,304	Zurich Insurance Group AG	4,366,402

	Total Switzerland	107,683,170

Taiwan — 0.5%
83,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,429,614
46,600	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,360,362

	Total Taiwan	5,789,976

United Kingdom — 16.7%
24,859	3i Group PLC	625,702
8,117	4imprint Group PLC	522,286
28,565	Abcam PLC, ADR*	646,140
47,125	Abrdn PLC	98,337
5,245	Admiral Group PLC	164,946
31,399	Anglo American PLC	830,280
10,837	Ashtead Group PLC	756,509
8,670	Associated British Foods PLC	218,323
106,651	AstraZeneca PLC	14,387,476
22,699	Auto Trader Group PLC(c)	173,789

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 16.7% — (continued)
68,831	Aviva PLC	$326,495
75,451	BAE Systems PLC	960,130
94,494	Balfour Beatty PLC	391,695
3,845,202	Barclays PLC	7,161,547
24,319	Barratt Developments PLC	139,171
63,209	Beazley PLC	435,710
37,433	Berkeley Group Holdings PLC	1,918,537
1,766,200	BP PLC	10,905,688
180,836	British American Tobacco PLC	6,001,023
171,793	BT Group PLC	251,536
50,978	Bunzl PLC	1,823,282
82,386	Burberry Group PLC	2,276,235
140,506	Centrica PLC	269,482
25,286	CNH Industrial NV	348,340
5,083	Coca-Cola Europacific Partners PLC	325,871
376,052	Compass Group PLC	9,483,864
20,781	Computacenter PLC	573,327
3,450	Croda International PLC	240,759
18,549	CVS Group PLC	498,048
310,270	Diageo PLC	12,718,035
43,555	Drax Group PLC	304,267
20,024	Dunelm Group PLC	294,091
54,930	easyJet PLC*	294,387
4,587	Endeavour Mining PLC	93,474
22,653	Endeavour Mining PLC(a)	468,584
15,756	Entain PLC	231,016
497,528	GSK PLC	8,726,806
134,525	Haleon PLC	548,403
9,381	Halma PLC	253,701
81,188	Harbour Energy PLC	256,292
8,790	Hargreaves Lansdown PLC	84,533
161,812	Hays PLC	218,832
769,024	HSBC Holdings PLC	5,679,536
54,909	IG Group Holdings PLC	470,463
18,312	IMI PLC	347,350
21,693	Imperial Brands PLC	490,505
53,507	Inchcape PLC	515,830
34,390	Informa PLC	317,078
4,284	InterContinental Hotels Group PLC	322,490
3,988	Intertek Group PLC	208,694
40,753	J Sainsbury PLC	139,355
64,038	JD Sports Fashion PLC	117,272
4,533	Johnson Matthey PLC	93,377
322,632	Kingfisher PLC	956,211
17,407	Land Securities Group PLC, REIT	132,441
885,705	Legal & General Group PLC	2,448,950
1,637,296	Lloyds Banking Group PLC	876,799
10,108	London Stock Exchange Group PLC	1,046,634
151,494	LondonMetric Property PLC, REIT	346,066
55,408	M&G PLC	133,846
171,945	Man Group PLC	461,221
205,782	Marks & Spencer Group PLC*	591,125
32,875	Melrose Industries PLC	213,461
11,998	Mondi PLC	200,743
131,166	Moneysupermarket.com Group PLC	411,545
202,576	National Grid PLC(a)	2,532,491

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 16.7% — (continued)
609,777	NatWest Group PLC	$1,773,132
3,017	Next PLC	266,822
14,296	Ocado Group PLC*	156,945
75,076	OSB Group PLC	324,593
15,926	Pearson PLC	168,830
7,892	Persimmon PLC	106,134
18,541	Phoenix Group Holdings PLC	122,179
82,654	QinetiQ Group PLC	349,028
159,360	Reckitt Benckiser Group PLC	11,499,025
250,229	RELX PLC	8,153,191
64,787	Rentokil Initial PLC	492,553
103,850	Rio Tinto PLC	6,397,901
6,467,695	Rolls-Royce Holdings PLC*	18,129,043
46,796	Safestore Holdings PLC, REIT	512,366
25,311	Sage Group PLC (The)	311,074
33,392	Savills PLC	385,162
19,917	Schroders PLC	103,591
109,754	Segro PLC, REIT	1,021,793
262,240	Serco Group PLC	508,353
6,216	Severn Trent PLC	188,512
532,243	Shell PLC	16,398,341
21,581	Smith & Nephew PLC	291,571
8,704	Smiths Group PLC	180,448
8,381	Spectris PLC	351,079
1,823	Spirax-Sarco Engineering PLC	233,401
133,055	SSE PLC	2,733,821
14,943	St. James’s Place PLC	167,053
59,476	Standard Chartered PLC	535,602
36,265	Tate & Lyle PLC	323,467
292,371	Taylor Wimpey PLC	421,649
180,836	Tesco PLC	607,520
173,272	Tritax Big Box REIT PLC	309,812
206,513	Unilever PLC	10,548,282
16,849	United Utilities Group PLC	201,625
162,313	Virgin Money UK PLC	334,612
566,939	Vodafone Group PLC	524,611
13,149	Weir Group PLC (The)	304,647
164,682	WH Smith PLC	3,060,048
36,836	Whitbread PLC	1,600,301
15,192	Wise PLC, Class A Shares*	122,636
26,554	WPP PLC	257,268

	Total United Kingdom	196,778,453

United States — 0.5%
776	Booking Holdings Inc.*	2,409,503
19,085	International Game Technology PLC	611,102
12,774	Liberty Media Corp.-Liberty Formula One, Class C Shares*	878,723
3,646	Linde PLC	1,411,148

	Total United States	5,310,476

Uruguay — 0.1%
520	MercadoLibre Inc.*	713,627

	TOTAL COMMON STOCKS (Cost — $930,734,924)	1,127,229,297

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value

PREFERRED STOCKS — 0.3%

Germany — 0.3%
1,468		Bayerische Motoren Werke AG, Class Preferred Shares	$141,271
14,000		Dr ING hc F Porsche AG, Class Preferred Shares(c)	1,546,145
4,182		Henkel AG & Co. KGaA, Class Preferred Shares	320,842
3,784		Porsche Automobil Holding SE, Class Preferred Shares	203,391
648		Sartorius AG, Class Preferred Shares	264,777
5,095		Volkswagen AG, Class Preferred Shares	624,510

		TOTAL PREFERRED STOCKS (Cost — $2,869,058)	3,100,936

OPEN END MUTUAL FUND SECURITY — 0.1%

United States — 0.1%
40,497		Vanguard FTSE Developed Markets ETF, Common Class Shares (Cost — $1,719,852)	1,852,738

RIGHT — 0.0%@

Sweden — 0.0%@
4,210		Swedish Orphan Biovitrum AB expires 9/14/23* (Cost — $0)	3,803

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $935,323,834)	1,132,186,774

Face Amount†

SHORT-TERM INVESTMENTS (e) — 3.4%

MONEY MARKET FUND — 0.5%
$5,558,829		Invesco STIT — Government & Agency Portfolio, 5.189%, Institutional Class(f) (Cost — $5,558,829)	5,558,829

TIME DEPOSITS — 2.9%
107,092	AUD	ANZ National Bank — Hong Kong, 2.860% due 9/1/23	69,385
21,892,570		ANZ National Bank — London, 4.680% due 9/1/23	21,892,570
		BBH — Grand Cayman:
516,153	DKK	2.250% due 9/1/23	75,095
184,844	SEK	2.460% due 9/1/23	16,884
522,992	NOK	2.800% due 9/1/23	49,194
1	AUD	2.860% due 9/1/23	1
2,331	CAD	3.830% due 9/1/23	1,725
9,199	NZD	3.850% due 9/1/23	5,484
253,028	GBP	4.170% due 9/1/23	320,511
1,294	ZAR	6.160% due 9/1/23	69
417,378	CHF	BNP Paribas — Paris, 0.740% due 9/1/23	472,468
778,953	EUR	Citibank — London, 2.630% due 9/1/23	844,619
826,679		Citibank — New York, 4.680% due 9/1/23	826,679
405,355	HKD	HSBC Bank — Hong Kong, 1.200% due 9/1/23	51,687
179,960	SGD	HSBC Bank — Singapore, 2.810% due 9/4/23	133,170
4,031,575		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	4,031,575
		Sumitomo Mitsui Banking Corp. — Tokyo:
32,285,386	JPY	(0.530)% due 9/1/23	221,931
5,464,376		4.680% due 9/1/23	5,464,376

		TOTAL TIME DEPOSITS (Cost — $34,477,423)	34,477,423

		TOTAL SHORT-TERM INVESTMENTS (Cost — $40,036,252)	$40,036,252

		TOTAL INVESTMENTS — 99.7% (Cost — $975,360,086)	1,172,223,026

		Other Assets in Excess of Liabilities — 0.3%	3,374,230

		TOTAL NET ASSETS — 100.0%	$1,175,597,256

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security trades on the Hong Kong exchange.
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $16,203,453 and represents 1.4% of net assets.

(d)	Illiquid security.
(e)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.9%.
(f)	Represents investments of collateral received from securities lending transactions.

At August 31, 2023, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Equity Fund	$1,013,326,469	$282,218,636	$(123,577,379)	$158,641,257

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
ETF	— Exchange-Traded Fund
GDR	— Global Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Industrials	17.0%
Health Care	15.1
Financials	14.9
Consumer Discretionary	11.1
Information Technology	10.5
Consumer Staples	9.6
Materials	6.4
Energy	4.1
Utilities	3.4
Communication Services	3.0
Real Estate	1.9
Short-Term Investments	3.0

Total Investments	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

At August 31, 2023, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	19	9/23	$896,738	$888,551	$(8,187)
FTSE 100 Index September Futures	4	9/23	379,589	378,110	(1,479)
SPI 200 Index September Futures	2	9/23	231,932	235,674	3,742
TOPIX Index September Futures	2	9/23	315,965	320,399	4,434

					$(1,490)

At August 31, 2023, International Equity Fund had deposited cash of $124,453 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 94.7%

Brazil — 6.6%
107,588	Ambev SA	$300,787
16,348	Atacadao SA	33,882
1,018,584	B3 SA — Brasil Bolsa Balcao	2,660,450
35,894	Banco Bradesco SA	96,000
27,646	Banco BTG Pactual SA	181,332
237,336	Banco do Brasil SA	2,258,106
10,285	Banco Santander Brasil SA	56,324
344,530	BB Seguridade Participacoes SA	2,114,339
537,747	CCR SA	1,353,492
28,849	Centrais Eletricas Brasileiras SA	205,482
8,054	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	94,232
13,971	Cia Siderurgica Nacional SA	34,177
346,100	Clear Sale SA*	332,089
803,237	Cosan SA	2,842,743
4,539	CPFL Energia SA	31,312
5,411	Energisa SA	50,389
21,442	Eneva SA*	51,630
100,178	Engie Brasil Energia SA	852,355
23,802	Equatorial Energia SA	152,224
206,745	Fleury SA	616,426
125,465	Hapvida Participacoes e Investimentos SA*(a)	107,967
8,586	Hypera SA	67,625
17,130	JBS SA	63,670
780,700	JSL SA	1,364,143
17,821	Klabin SA	81,934
20,069	Localiza Rent a Car SA	256,417
22,790	Lojas Renner SA	73,797
66,160	Magazine Luiza SA*	36,886
513,800	Movida Participacoes SA	1,288,029
19,733	Natura & Co. Holding SA*	60,510
60,000	NU Holdings Ltd., Class A Shares*	411,000
527,190	Odontoprev SA	1,101,152
87,729	Petróleo Brasileiro SA	612,104
162,228	Petróleo Brasileiro SA, ADR	2,279,303
17,149	PRIO SA*	160,807
28,924	Raia Drogasil SA	160,559
142,890	Rede D’Or Sao Luiz SA(a)	827,252
29,212	Rumo SA	131,886
31,594	Sendas Distribuidora SA	74,096
18,853	Suzano SA	190,990
18,442	TIM SA	53,682
12,300	TOTVS SA	68,924
16,567	Ultrapar Participações SA	60,774
78,308	Vale SA	1,029,469
82,325	Vale SA, Class B Shares, ADR	1,084,220
864,700	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,045,418
273,423	Vibra Energia SA	1,019,592
466,972	WEG SA	3,384,566

	Total Brazil	32,414,543

Chile — 0.9%
157,691	Antofagasta PLC	2,882,051
1,069,085	Banco de Chile	116,273
1,241	Banco de Credito e Inversiones SA	35,596
1,469,702	Banco Santander Chile	70,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Chile — 0.9% — (continued)
33,447	Cencosud SA	$71,384
2,598	Cia Cervecerias Unidas SA	19,144
448,463	Cia Sud Americana de Vapores SA	29,842
23,513	Empresas CMPC SA	42,566
7,342	Empresas COPEC SA	52,873
473,707	Enel Americas SA*	56,129
564,409	Enel Chile SA	37,920
23,830	Falabella SA	58,526
13,136	Sociedad Quimica y Minera de Chile SA, ADR	822,182

	Total Chile	4,294,611

China — 23.4%
9,300	360 Security Technology Inc., Class A Shares*	14,267
3,900	37 Interactive Entertainment Network Technology Group Co., Ltd., Class A Shares	13,227
32,500	3SBio Inc.(a)	27,129
20,000	AAC Technologies Holdings Inc.	38,648
794	Advanced Micro-Fabrication Equipment Inc., Class A Shares*	16,602
3,000	AECC Aviation Power Co., Ltd., Class A Shares	16,167
147,000	Agricultural Bank of China Ltd., Class A Shares	69,858
653,000	Agricultural Bank of China Ltd., Class H Shares(b)	223,647
11,877	Aier Eye Hospital Group Co., Ltd., Class A Shares	29,347
13,600	Air China Ltd., Class A Shares*	16,155
40,000	Air China Ltd., Class H Shares*(b)	29,591
11,000	Akeso Inc.*(a)	48,117
511,276	Alibaba Group Holding Ltd.*	5,939,496
42,437	Alibaba Group Holding Ltd., ADR*	3,942,397
31,400	Aluminum Corp. of China Ltd., Class A Shares	25,520
74,000	Aluminum Corp. of China Ltd., Class H Shares(b)	35,684
351	Amlogic Shanghai Co., Ltd., Class A Shares*	4,224
2,500	Angel Yeast Co., Ltd., Class A Shares	11,378
6,100	Anhui Conch Cement Co., Ltd., Class A Shares	21,523
448,337	Anhui Conch Cement Co., Ltd., Class H Shares(b)	1,242,168
500	Anhui Gujing Distillery Co., Ltd., Class A Shares	19,744
2,300	Anhui Gujing Distillery Co., Ltd., Class B Shares	38,247
1,800	Anhui Kouzi Distillery Co., Ltd., Class A Shares	14,081
1,600	Anhui Yingjia Distillery Co., Ltd., Class A Shares	16,806
600	Anjoy Foods Group Co., Ltd., Class A Shares	10,753
28,400	ANTA Sports Products Ltd.	322,717
700	Asymchem Laboratories Tianjin Co., Ltd., Class A Shares	12,786
1,342	Autohome Inc., ADR	38,784
3,600	Avary Holding Shenzhen Co., Ltd., Class A Shares	10,578
8,199	AVIC Industry-Finance Holdings Co., Ltd., Class A Shares	4,138
44,000	AviChina Industry & Technology Co., Ltd., Class H Shares(b)	19,715
2,200	AVICOPTER PLC, Class A Shares	11,520
52,568	Baidu Inc., Class A Shares*	940,278
19,200	Bank of Beijing Co., Ltd., Class A Shares	11,788
4,000	Bank of Chengdu Co., Ltd., Class A Shares	7,521
54,930	Bank of China Ltd., Class A Shares	28,301
1,841,000	Bank of China Ltd., Class H Shares(b)	623,478
54,100	Bank of Communications Co., Ltd., Class A Shares	41,238
205,000	Bank of Communications Co., Ltd., Class H Shares(b)	117,290
4,600	Bank of Hangzhou Co., Ltd., Class A Shares	7,075
19,890	Bank of Jiangsu Co., Ltd., Class A Shares	19,480
16,600	Bank of Nanjing Co., Ltd., Class A Shares	18,056
8,290	Bank of Ningbo Co., Ltd., Class A Shares	29,728
29,640	Bank of Shanghai Co., Ltd., Class A Shares	24,222

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
30,184	Baoshan Iron & Steel Co., Ltd., Class A Shares	$25,127
54,000	Beijing Capital International Airport Co., Ltd., Class H Shares*(b)	28,385
14,900	Beijing Dabeinong Technology Group Co., Ltd., Class A Shares	13,288
687	Beijing Kingsoft Office Software Inc., Class A Shares	37,237
2,000	Beijing New Building Materials PLC, Class A Shares	8,210
2,600	Beijing Tongrentang Co., Ltd., Class A Shares*	20,084
2,733	Beijing United Information Technology Co., Ltd., Class A Shares	13,538
1,218	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., Class A Shares	8,339
58,000	Beijing-Shanghai High Speed Railway Co., Ltd., Class A Shares	40,627
200	Betta Pharmaceuticals Co., Ltd., Class A Shares	1,358
1,000	BGI Genomics Co., Ltd., Class A Shares	7,378
4,607	Bilibili Inc., Class Z Shares*	70,006
912	Bloomage Biotechnology Corp,. Ltd., Class A Shares	11,594
38,300	BOE Technology Group Co., Ltd., Class A Shares	21,078
2,800	BYD Co., Ltd., Class A Shares	95,745
24,000	BYD Co., Ltd., Class H Shares(b)	752,916
20,000	BYD Electronic International Co., Ltd.	92,522
5,800	By-health Co., Ltd., Class A Shares	15,398
639	Cambricon Technologies Corp., Ltd., Class A Shares*	13,932
1,820	Canmax Technologies Co., Ltd., Class A Shares	6,751
2,800	CETC Cyberspace Security Technology Co., Ltd., Class A Shares	9,618
254,000	CGN Power Co., Ltd., Class H Shares(a)(b)	63,367
600	Changchun High & New Technology Industry Group Inc., Class A Shares	11,394
1,100	Changjiang Securities Co., Ltd., Class A Shares	903
3,900	Chaozhou Three-Circle Group Co., Ltd., Class A Shares	17,196
2,300	Chengxin Lithium Group Co., Ltd., Class A Shares	7,218
2,800	China Baoan Group Co., Ltd., Class A Shares	4,099
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(b)	24,984
203,000	China CITIC Bank Corp., Ltd., Class H Shares(b)	90,121
43,000	China Coal Energy Co., Ltd., Class H Shares(b)	29,339
54,000	China Communications Services Corp., Ltd., Class H Shares(b)	24,273
41,500	China Conch Venture Holdings Ltd.	40,747
21,100	China Construction Bank Corp., Class A Shares	17,391
6,730,224	China Construction Bank Corp., Class H Shares(b)	3,611,296
6,200	China CSSC Holdings Ltd., Class A Shares	24,170
27,298	China Eastern Airlines Corp., Ltd., Class A Shares*	16,268
47,400	China Energy Engineering Corp., Ltd., Class A Shares	14,906
91,612	China Everbright Bank Co., Ltd., Class A Shares	37,885
52,000	China Everbright Bank Co., Ltd., Class H Shares(b)	14,950
92,000	China Feihe Ltd.(a)	55,524
13,200	China Galaxy Securities Co., Ltd., Class A Shares	20,851
62,000	China Galaxy Securities Co., Ltd., Class H Shares(b)	33,261
1,500	China Greatwall Technology Group Co., Ltd., Class A Shares	2,241
53,000	China Hongqiao Group Ltd.	52,717
3,100	China International Capital Corp., Ltd., Class A Shares	16,596
34,000	China International Capital Corp., Ltd., Class H Shares(a)(b)	65,264
7,200	China Jushi Co., Ltd., Class A Shares	13,803
4,800	China Life Insurance Co., Ltd., Class A Shares	23,449
171,000	China Life Insurance Co., Ltd., Class H Shares(b)	258,876
8,800	China Literature Ltd.*(a)	35,141
80,000	China Longyuan Power Group Corp., Ltd., Class H Shares(b)	63,348
12,000	China Meidong Auto Holdings Ltd.	9,046
74,000	China Mengniu Dairy Co., Ltd.*	250,183
30,200	China Merchants Bank Co., Ltd., Class A Shares	130,777
907,891	China Merchants Bank Co., Ltd., Class H Shares(b)	3,592,992
17,000	China Merchants Energy Shipping Co., Ltd., Class A Shares	13,746

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
9,230	China Merchants Securities Co., Ltd., Class A Shares	$17,990
14,820	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares	27,807
55,920	China Minsheng Banking Corp., Ltd., Class A Shares	29,042
159,700	China Minsheng Banking Corp., Ltd., Class H Shares(b)	51,174
78,000	China National Building Material Co., Ltd., Class H Shares(b)	39,514
13,800	China National Chemical Engineering Co., Ltd., Class A Shares	14,742
18,900	China National Nuclear Power Co., Ltd., Class A Shares	18,694
2,470	China National Software & Service Co., Ltd., Class A Shares	14,656
5,200	China Northern Rare Earth Group High-Tech Co., Ltd., Class A Shares	15,754
44,000	China Oilfield Services Ltd., Class H Shares(b)	49,746
10,500	China Pacific Insurance Group Co., Ltd., Class A Shares	39,846
60,600	China Pacific Insurance Group Co., Ltd., Class H Shares(b)	138,132
43,800	China Petroleum & Chemical Corp., Class A Shares	36,505
562,000	China Petroleum & Chemical Corp., Class H Shares(b)	328,197
27,800	China Railway Group Ltd., Class A Shares	25,565
93,000	China Railway Group Ltd., Class H Shares(b)	49,142
3,100	China Rare Earth Resources & Technology Co., Ltd., Class A Shares	12,162
2,536	China Resources Microelectronics Ltd., Class A Shares	20,387
14,000	China Resources Mixc Lifestyle Services Ltd.(a)	60,142
44,500	China Resources Pharmaceutical Group Ltd.(a)	29,687
2,600	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A Shares	16,994
10,099	China Shenhua Energy Co., Ltd., Class A Shares	39,037
287,000	China Shenhua Energy Co., Ltd., Class H Shares(b)	838,654
20,400	China Southern Airlines Co., Ltd., Class A Shares*	17,686
44,000	China Southern Airlines Co., Ltd., Class H Shares*(b)	23,318
57,440	China State Construction Engineering Corp., Ltd., Class A Shares	44,416
41,600	China Three Gorges Renewables Group Co., Ltd., Class A Shares	28,120
2,535	China Tourism Group Duty Free Corp., Ltd., Class A Shares	37,816
1,900	China Tourism Group Duty Free Corp., Ltd., Class H Shares(a)(b)	25,384
1,048,000	China Tower Corp., Ltd., Class H Shares(a)(b)	101,473
40,000	China United Network Communications Ltd., Class A Shares	28,610
15,600	China Vanke Co., Ltd., Class A Shares	29,175
623,095	China Vanke Co., Ltd., Class H Shares(b)	723,199
31,600	China Yangtze Power Co., Ltd., Class A Shares	95,762
1,200	China Zhenhua Group Science & Technology Co., Ltd., Class A Shares	15,113
52,390	China Zheshang Bank Co., Ltd., Class A Shares	18,491
56,000	Chinasoft International Ltd.*	37,020
300	Chongqing Brewery Co., Ltd., Class A Shares	3,765
8,682	Chongqing Changan Automobile Co., Ltd., Class A Shares	14,939
3,000	Chongqing Zhifei Biological Products Co., Ltd., Class A Shares	18,202
132,000	CITIC Ltd.	130,483
17,365	CITIC Securities Co., Ltd., Class A Shares	52,838
44,425	CITIC Securities Co., Ltd., Class H Shares(b)	86,445
26,600	CMOC Group Ltd., Class A Shares	20,903
96,000	CMOC Group Ltd., Class H Shares(b)	57,243
1,300	CNGR Advanced Material Co., Ltd., Class A Shares	9,800
16,100	CNPC Capital Co., Ltd., Class A Shares	14,888
80,080	Contemporary Amperex Technology Co., Ltd., Class A Shares	2,597,540
5,300	COSCO Shipping Energy Transportation Co., Ltd., Class A Shares	9,626
32,000	COSCO Shipping Energy Transportation Co., Ltd., Class H Shares(b)	33,418
20,720	COSCO SHIPPING Holdings Co., Ltd., Class A Shares	27,881
63,750	COSCO SHIPPING Holdings Co., Ltd., Class H Shares(b)	65,275
268,000	Country Garden Holdings Co., Ltd.*	30,131
52,000	Country Garden Services Holdings Co., Ltd.	61,403
31,400	CRRC Corp., Ltd., Class A Shares	25,615
112,000	CRRC Corp., Ltd., Class H Shares(b)	54,970

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
8,700	CSC Financial Co., Ltd., Class A Shares	$30,801
209,120	CSPC Pharmaceutical Group Ltd.	157,591
2,800	Dajin Heavy Industry Co., Ltd., Class A Shares	9,484
21,700	Daqin Railway Co., Ltd., Class A Shares	21,254
1,297	Daqo New Energy Corp., ADR*	47,950
3,283	DaShenLin Pharmaceutical Group Co., Ltd., Class A Shares	11,994
800	DHC Software Co., Ltd., Class A Shares	738
600	Dongfang Electric Corp., Ltd., Class A Shares	1,382
62,000	Dongfeng Motor Group Co., Ltd., Class H Shares(b)	22,727
37,000	Dongyue Group Ltd.	31,738
10,000	East Buy Holding Ltd.*(a)(c)	50,472
19,025	East Money Information Co., Ltd., Class A Shares	41,359
900	Ecovacs Robotics Co., Ltd., Class A Shares	6,556
140,200	ENN Energy Holdings Ltd.	1,093,932
309,399	ENN Natural Gas Co., Ltd., Class A Shares	741,788
2,581	Eve Energy Co., Ltd., Class A Shares	17,506
7,300	Everbright Securities Co., Ltd., Class A Shares	17,172
2,900	Flat Glass Group Co., Ltd., Class A Shares	12,296
10,000	Flat Glass Group Co., Ltd., Class H Shares(b)	24,774
20,800	Focus Media Information Technology Co., Ltd., Class A Shares	21,998
5,686	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares	30,494
53,500	Fosun International Ltd.	33,476
17,700	Founder Securities Co., Ltd., Class A Shares	17,559
15,000	Foxconn Industrial Internet Co., Ltd., Class A Shares	45,001
740,000	Fu Shou Yuan International Group Ltd.	551,072
88,000	Full Truck Alliance Co., Ltd., ADR*	589,600
4,100	Fuyao Glass Industry Group Co., Ltd., Class A Shares	21,394
13,600	Fuyao Glass Industry Group Co., Ltd., Class H Shares(a)(b)	61,653
60,620	Ganfeng Lithium Group Co., Ltd., Class A Shares	394,616
8,120	Ganfeng Lithium Group Co., Ltd., Class H Shares(a)(b)	38,736
21,800	GD Power Development Co., Ltd., Class A Shares	10,509
19,684	GDS Holdings Ltd., Class A Shares*	29,337
15,100	GEM Co., Ltd., Class A Shares	12,982
9,300	Gemdale Corp., Class A Shares	9,194
26,000	Genscript Biotech Corp.*	60,722
8,200	GF Securities Co., Ltd., Class A Shares	16,940
31,600	GF Securities Co., Ltd., Class H Shares(b)	44,988
5,700	Giant Network Group Co., Ltd., Class A Shares	11,432
924	Gigadevice Semiconductor Inc., Class A Shares	11,920
900	Ginlong Technologies Co., Ltd., Class A Shares	9,270
4,300	GoerTek Inc., Class A Shares	9,046
2,700	Goldwind Science & Technology Co., Ltd., Class A Shares	3,521
2,000	Gotion High-tech Co., Ltd., Class A Shares*	6,653
4,100	Great Wall Motor Co., Ltd., Class A Shares	14,697
56,500	Great Wall Motor Co., Ltd., Class H Shares(b)	66,689
279,700	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	1,373,141
22,000	Greentown China Holdings Ltd.	26,000
2,200	Guangdong Haid Group Co., Ltd., Class A Shares	14,581
7,700	Guanghui Energy Co., Ltd., Class A Shares	6,965
88,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(b)	46,190
2,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A Shares	11,040
600	Guangzhou Great Power Energy & Technology Co., Ltd., Class A Shares*	2,944
7,900	Guangzhou Haige Communications Group Inc. Co., Class A Shares	11,491
1,100	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A Shares	9,015
600	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A Shares	4,390
3,220	Guangzhou Tinci Materials Technology Co., Ltd., Class A Shares	14,516

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
9,400	Guosen Securities Co., Ltd., Class A Shares	$11,965
16,600	Guotai Junan Securities Co., Ltd., Class A Shares	33,161
5,900	Guoyuan Securities Co., Ltd., Class A Shares	5,624
4,876	H World Group Ltd., ADR*	196,405
41,000	Haidilao International Holding Ltd.(a)	111,178
7,300	Haier Smart Home Co., Ltd., Class A Shares	23,568
57,000	Haier Smart Home Co., Ltd., Class H Shares(b)	177,020
70,600	Hainan Airlines Holding Co., Ltd., Class A Shares*	15,130
27,900	Hainan Airport Infrastructure Co., Ltd., Class A Shares*	15,334
16,000	Haitian International Holdings Ltd.	34,272
9,300	Haitong Securities Co., Ltd., Class A Shares	12,538
67,200	Haitong Securities Co., Ltd., Class H Shares(b)	41,634
11,500	Hangzhou Binjiang Real Estate Group Co., Ltd., Class A Shares	16,568
3,528	Hangzhou First Applied Material Co., Ltd., Class A Shares	15,041
2,700	Hangzhou Silan Microelectronics Co., Ltd., Class A Shares	9,389
400	Hangzhou Tigermed Consulting Co., Ltd., Class A Shares	3,656
28,000	Hansoh Pharmaceutical Group Co., Ltd.(a)	36,271
7,700	Henan Shenhuo Coal & Power Co., Ltd., Class A Shares	16,786
5,300	Henan Shuanghui Investment & Development Co., Ltd., Class A Shares	19,558
355,000	Hengan International Group Co., Ltd.	1,314,334
10,778	Hengli Petrochemical Co., Ltd., Class A Shares*	21,256
2,990	Hengyi Petrochemical Co., Ltd., Class A Shares*	3,150
43,300	Hesteel Co., Ltd., Class A Shares	13,439
699	Hithink RoyalFlush Information Network Co., Ltd., Class A Shares	16,043
2,800	Hongfa Technology Co., Ltd., Class A Shares	13,503
900	Hoshine Silicon Industry Co., Ltd., Class A Shares	7,637
62,854	Hoyuan Green Energy Co., Ltd., Class A Shares	359,805
12,000	Hua Hong Semiconductor Ltd.*(a)	31,254
18,400	Huadian Power International Corp., Ltd., Class A Shares	12,897
1,694	Huadong Medicine Co., Ltd., Class A Shares	8,830
2,260	Hualan Biological Engineering Inc., Class A Shares	6,590
22,500	Huaneng Power International Inc., Class A Shares*	25,198
82,000	Huaneng Power International Inc., Class H Shares*(b)	40,991
7,200	Huatai Securities Co., Ltd., Class A Shares	15,676
35,800	Huatai Securities Co., Ltd., Class H Shares(a)(b)	46,976
10,500	Huaxia Bank Co., Ltd., Class A Shares	7,989
406,699	Huayu Automotive Systems Co., Ltd., Class A Shares	1,049,280
3,600	Hubei Xingfa Chemicals Group Co., Ltd., Class A Shares	10,044
1,000	Huizhou Desay Sv Automotive Co., Ltd., Class A Shares	19,947
3,200	Humanwell Healthcare Group Co., Ltd., Class A Shares	10,267
3,785	Hundsun Technologies Inc., Class A Shares	18,693
7,200	Hygeia Healthcare Holdings Co., Ltd.(a)	36,241
3,900	Iflytek Co., Ltd., Class A Shares	29,332
400	Imeik Technology Development Co., Ltd., Class A Shares	24,091
111,000	Industrial & Commercial Bank of China Ltd., Class A Shares	70,431
1,470,000	Industrial & Commercial Bank of China Ltd., Class H Shares(b)	674,693
31,400	Industrial Bank Co., Ltd., Class A Shares	68,122
19,760	Industrial Securities Co., Ltd., Class A Shares	17,388
800	Ingenic Semiconductor Co., Ltd., Class A Shares	8,109
62,900	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A Shares*	15,469
16,300	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A Shares	9,357
8,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares	31,068
29,900	Inner Mongolia Yitai Coal Co., Ltd., Class B Shares*	39,864
26,500	Innovent Biologics Inc.*(a)	118,062
1,100	Inspur Electronic Information Industry Co., Ltd., Class A Shares	5,910
9,276	iQIYI Inc., ADR*	46,751

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
4,116	JA Solar Technology Co., Ltd., Class A Shares	$15,739
2,600	Jason Furniture Hangzhou Co., Ltd., Class A Shares	14,873
4,000	JCET Group Co., Ltd., Class A Shares	17,900
25,850	JD Health International Inc.*(a)	138,589
45,200	JD Logistics Inc.*(a)	59,980
48,357	JD.com Inc., ADR	1,605,936
93,144	JD.com Inc., Class A Shares	1,545,007
7,400	Jiangsu Eastern Shenghong Co., Ltd., Class A Shares	11,696
24,000	Jiangsu Expressway Co., Ltd., Class H Shares(b)	21,632
1,948	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares	16,640
10,301	Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A Shares	59,104
1,000	Jiangsu King’s Luck Brewery JSC Ltd., Class A Shares	8,227
1,000	Jiangsu Pacific Quartz Co., Ltd., Class A Shares	13,139
2,600	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	47,842
1,430	Jiangsu Yangnong Chemical Co., Ltd., Class A Shares	12,553
6,200	Jiangsu Zhongtian Technology Co., Ltd., Class A Shares	12,409
5,300	Jiangxi Copper Co., Ltd., Class A Shares	13,752
19,000	Jiangxi Copper Co., Ltd., Class H Shares(b)	29,546
9,597	Jinko Solar Co., Ltd., Class A Shares	14,189
800	JiuGui Liquor Co., Ltd., Class A Shares	9,826
25,000	Jiumaojiu International Holdings Ltd.(a)	39,952
6,800	Joincare Pharmaceutical Group Industry Co., Ltd., Class A Shares	10,646
11,622	Jointown Pharmaceutical Group Co., Ltd., Class A Shares	16,500
2,200	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A Shares*	10,211
1,500	Juewei Food Co., Ltd., Class A Shares	7,351
1,366	Kangmei Pharmaceutical Co., Ltd., Class A Shares*(d)(e)	2
4,655	Kanzhun Ltd., ADR*	68,894
81,580	KE Holdings Inc., ADR*	1,403,176
66,000	Kingdee International Software Group Co., Ltd.*	101,718
22,400	Kingsoft Corp., Ltd.	89,528
54,100	Kuaishou Technology, Class B Shares*(a)	440,259
6,300	Kuang-Chi Technologies Co., Ltd., Class A Shares	12,882
1,688	Kweichow Moutai Co., Ltd., Class A Shares	427,702
4,200	LB Group Co., Ltd., Class A Shares	10,457
2,134,000	Lenovo Group Ltd.	2,410,200
9,000	Lens Technology Co., Ltd., Class A Shares	15,190
4,500	Lepu Medical Technology Beijing Co., Ltd., Class A Shares	10,006
26,306	Li Auto Inc., Class A Shares*	551,872
55,000	Li Ning Co., Ltd.	263,574
14,500	Lingyi iTech Guangdong Co., Class A Shares	11,978
39,500	Longfor Group Holdings Ltd.(a)	88,718
9,072	LONGi Green Energy Technology Co., Ltd., Class A Shares	33,070
18,864	Lufax Holding Ltd., ADR	22,825
11,038	Luxshare Precision Industry Co., Ltd., Class A Shares	49,973
2,000	Luzhou Laojiao Co., Ltd., Class A Shares	63,670
3,400	Mango Excellent Media Co., Ltd., Class A Shares	13,787
864	Maxscend Microelectronics Co., Ltd., Class A Shares	14,736
9,480	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A Shares*	8,854
328,583	Meituan, Class B Shares*(a)	5,450,713
36,900	Metallurgical Corp. of China Ltd., Class A Shares	18,447
15,000	Microport Scientific Corp.*	25,545
177,400	Midea Group Co., Ltd., Class A Shares	1,376,455
104,300	Ming Yang Smart Energy Group Ltd., Class A Shares	213,623
42,679	MINISO Group Holding Ltd., ADR*	1,105,386
512,000	Minth Group Ltd.	1,511,739
2,041	Montage Technology Co., Ltd., Class A Shares	14,355

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
6,986	Muyuan Foods Co., Ltd., Class A Shares	$38,945
4,680	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd., Class A Shares	7,602
10,195	NARI Technology Co., Ltd., Class A Shares	33,362
5,493	National Silicon Industry Group Co., Ltd., Class A Shares*	15,367
700	NAURA Technology Group Co., Ltd., Class A Shares	26,067
9,700	NavInfo Co., Ltd., Class A Shares*	13,719
96,225	NetEase Inc.	2,001,587
2,400	New China Life Insurance Co., Ltd., Class A Shares	13,340
21,000	New China Life Insurance Co., Ltd., Class H Shares(b)	52,450
6,400	New Hope Liuhe Co., Ltd., Class A Shares*	10,253
35,610	New Oriental Education & Technology Group Inc.*	194,241
3,400	Ninestar Corp., Class A Shares	13,055
180	Ningbo Deye Technology Co., Ltd., Class A Shares	2,278
2,100	Ningbo Orient Wires & Cables Co., Ltd., Class A Shares	10,674
1,202	Ningbo Ronbay New Energy Technology Co., Ltd., Class A Shares	8,408
5,200	Ningbo Shanshan Co., Ltd., Class A Shares	9,719
800	Ningbo Tuopu Group Co., Ltd., Class A Shares	8,555
10,200	Ningxia Baofeng Energy Group Co., Ltd., Class A Shares	19,206
32,062	NIO Inc., ADR*	329,277
41,000	Nongfu Spring Co., Ltd., Class H Shares(a)(b)	229,673
1,000	Oppein Home Group Inc., Class A Shares	13,419
14,464	Orient Securities Co., Ltd., Class A Shares	19,748
2,029	Ovctek China Inc., Class A Shares	7,362
20,500	Pangang Group Vanadium Titanium & Resources Co., Ltd., Class A Shares*	10,590
234,000	People’s Insurance Co. Group of China Ltd. (The), Class H Shares(b)	79,543
4,650	Perfect World Co., Ltd., Class A Shares	8,824
21,700	PetroChina Co., Ltd., Class A Shares	23,127
508,000	PetroChina Co., Ltd., Class H Shares(b)	365,718
2,025	Pharmaron Beijing Co., Ltd., Class A Shares	8,281
156,000	PICC Property & Casualty Co., Ltd., Class H Shares(b)	178,888
1,665,480	Ping An Bank Co., Ltd., Class A Shares	2,545,469
15,600	Ping An Healthcare & Technology Co., Ltd.*(a)	38,749
15,800	Ping An Insurance Group Co. of China Ltd., Class A Shares	105,622
936,000	Ping An Insurance Group Co. of China Ltd., Class H Shares(b)	5,619,849
18,000	Poly Developments & Holdings Group Co., Ltd., Class A Shares	34,506
8,800	Pop Mart International Group Ltd.(a)	28,455
45,300	Postal Savings Bank of China Co., Ltd., Class A Shares	30,236
178,000	Postal Savings Bank of China Co., Ltd., Class H Shares(a)(b)	87,509
22,300	Power Construction Corp. of China Ltd., Class A Shares	15,771
466	Pylon Technologies Co., Ltd., Class A Shares	8,858
2,652	Qifu Technology Inc., ADR	45,084
8,300	Qinghai Salt Lake Industry Co., Ltd., Class A Shares*	20,407
3,800	Risen Energy Co., Ltd., Class A Shares	10,483
11,850	Rongsheng Petrochemical Co., Ltd., Class A Shares	19,606
11,800	SAIC Motor Corp., Ltd., Class A Shares	23,268
10,100	Sailun Group Co., Ltd., Class A Shares	17,126
6,100	Sanan Optoelectronics Co., Ltd., Class A Shares	13,165
800	Sangfor Technologies Inc., Class A Shares*	11,983
24,000	Sany Heavy Equipment International Holdings Co., Ltd.	37,365
17,700	Sany Heavy Industry Co., Ltd., Class A Shares	37,653
7,247	Satellite Chemical Co., Ltd., Class A Shares	15,234
14,700	SDIC Power Holdings Co., Ltd., Class A Shares	25,672
3,000	Seazen Holdings Co., Ltd., Class A Shares*	5,975
2,700	Seres Group Co., Ltd., Class A Shares*	13,330
7,700	SF Holding Co., Ltd., Class A Shares	45,978
975	SG Micro Corp., Class A Shares	10,366

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
12,300	Shaanxi Coal Industry Co., Ltd., Class A Shares	$28,128
10,950	Shan Xi Hua Yang Group New Energy Co., Ltd., Class A Shares	11,381
5,600	Shandong Gold Mining Co., Ltd., Class A Shares	20,071
15,500	Shandong Gold Mining Co., Ltd., Class H Shares(a)(b)	31,192
5,850	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A Shares	26,587
3,100	Shandong Linglong Tyre Co., Ltd., Class A Shares	9,266
14,900	Shandong Nanshan Aluminum Co., Ltd., Class A Shares	6,382
6,800	Shandong Sun Paper Industry JSC Ltd., Class A Shares	10,713
62,400	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(b)	61,976
4,620	Shanghai Aiko Solar Energy Co., Ltd., Class A Shares	14,090
2,548	Shanghai Bairun Investment Holding Group Co., Ltd., Class A Shares	11,228
179,938	Shanghai Baosight Software Co., Ltd., Class A Shares	1,184,199
14,664	Shanghai Baosight Software Co., Ltd., Class B Shares	33,291
39,300	Shanghai Electric Group Co., Ltd., Class A Shares*	24,122
4,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class A Shares	15,347
524,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(b)	1,231,746
1,361	Shanghai Fudan Microelectronics Group Co., Ltd., Class A Shares	9,875
2,000	Shanghai International Airport Co., Ltd., Class A Shares*	10,758
17,999	Shanghai International Port Group Co., Ltd., Class A Shares	12,609
2,700	Shanghai Jinjiang International Hotels Co., Ltd., Class A Shares	14,288
2,342	Shanghai Junshi Biosciences Co., Ltd., Class A Shares*	12,226
19,220	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	7,873
2,200	Shanghai M&G Stationery Inc., Class A Shares	11,392
2,700	Shanghai Pharmaceuticals Holding Co., Ltd., Class A Shares	6,631
16,800	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(b)	27,591
40,200	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	38,534
4,002	Shanghai Putailai New Energy Technology Co., Ltd., Class A Shares	17,981
15,800	Shanghai RAAS Blood Products Co., Ltd., Class A Shares	15,425
19,600	Shanghai Rural Commercial Bank Co., Ltd., Class A Shares	15,674
15,700	Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A Shares	15,879
6,100	Shanxi Coking Coal Energy Group Co., Ltd., Class A Shares	6,988
2,200	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A Shares	4,920
3,500	Shanxi Meijin Energy Co., Ltd., Class A Shares*	3,445
9,600	Shanxi Securities Co., Ltd., Class A Shares	7,989
1,540	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A Shares	51,113
4,400	Shengyi Technology Co., Ltd., Class A Shares	8,943
1,260	Shennan Circuits Co., Ltd., Class A Shares	11,450
48,700	Shenwan Hongyuan Group Co., Ltd., Class A Shares	29,130
800	Shenzhen Dynanonic Co., Ltd., Class A Shares	10,305
1,680	Shenzhen Energy Group Co., Ltd., Class A Shares	1,495
231,900	Shenzhen Inovance Technology Co., Ltd., Class A Shares	2,172,288
100	Shenzhen Kaifa Technology Co., Ltd., Class A Shares	245
2,240	Shenzhen Kangtai Biological Products Co., Ltd., Class A Shares*	8,558
1,600	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	59,337
1,900	Shenzhen New Industries Biomedical Engineering Co., Ltd., Class A Shares	15,863
15,200	Shenzhen Overseas Chinese Town Co., Ltd., Class A Shares*	9,075
1,000	Shenzhen SC New Energy Technology Corp., Class A Shares	12,167
971	Shenzhen Transsion Holdings Co., Ltd., Class A Shares	19,588
79,700	Shenzhou International Group Holdings Ltd.	813,954
4,649	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A Shares	14,857
4,000	Sichuan Chuantou Energy Co., Ltd., Class A Shares	8,222
17,360	Sichuan Road & Bridge Group Co., Ltd., Class A Shares	21,241
1,200	Sichuan Swellfun Co., Ltd., Class A Shares	10,880
5,100	Sichuan Yahua Industrial Group Co., Ltd., Class A Shares	10,980
8,000	Silergy Corp.	71,879
4,000	Sinoma Science & Technology Co., Ltd., Class A Shares	12,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
840	Sinomine Resource Group Co., Ltd., Class A Shares	$4,291
602,172	Sinopharm Group Co., Ltd., Class H Shares(b)	1,744,507
16,500	Sinotruk Hong Kong Ltd.	30,591
1,176	Skshu Paint Co., Ltd., Class A Shares*	12,142
37,000	Smoore International Holdings Ltd.(a)	37,349
3,520	Songcheng Performance Development Co., Ltd., Class A Shares	5,994
2,000	Spring Airlines Co., Ltd., Class A Shares*	16,101
400	StarPower Semiconductor Ltd., Class A Shares	10,880
65,550	Sungrow Power Supply Co., Ltd., Class A Shares	897,529
17,500	Sunny Optical Technology Group Co., Ltd.	144,809
2,800	Sunwoda Electronic Co., Ltd., Class A Shares	6,091
5,400	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A Shares	13,943
512	Suzhou Maxwell Technologies Co., Ltd., Class A Shares	10,720
10,726	TAL Education Group, ADR*	75,618
8,060	TBEA Co., Ltd., Class A Shares	16,275
20,020	TCL Technology Group Corp., Class A Shares*	11,266
4,875	TCL Zhonghuan Renewable Energy Technology Co., Ltd., Class A Shares	17,168
402,031	Tencent Holdings Ltd.	16,699,572
17,432	Tencent Music Entertainment Group, ADR*	118,886
9,900	Tianma Microelectronics Co., Ltd., Class A Shares*	11,687
2,300	Tianqi Lithium Corp., Class A Shares	18,188
18,200	Tianshan Aluminum Group Co., Ltd., Class A Shares	15,793
990,000	Tingyi Cayman Islands Holding Corp.	1,456,627
31,600	Tongcheng Travel Holdings Ltd.*	70,682
4,800	TongFu Microelectronics Co., Ltd., Class A Shares	13,419
5,900	Tongkun Group Co., Ltd., Class A Shares*	12,029
8,200	Tongwei Co., Ltd., Class A Shares	36,131
400	Topchoice Medical Corp., Class A Shares*	5,117
39,000	Topsports International Holdings Ltd.(a)	31,689
25,000	TravelSky Technology Ltd., Class H Shares(b)	44,676
4,401	Trina Solar Co., Ltd., Class A Shares	20,561
12,864	Trip.com Group Ltd.*	508,341
1,500	Tsingtao Brewery Co., Ltd., Class A Shares	18,768
14,000	Tsingtao Brewery Co., Ltd., Class H Shares(b)	116,286
979	Unigroup Guoxin Microelectronics Co., Ltd., Class A Shares*	12,461
37,000	Uni-President China Holdings Ltd.	27,383
5,960	Unisplendour Corp., Ltd., Class A Shares*	22,008
8,128	Vipshop Holdings Ltd., ADR*	128,341
1,800	Walvax Biotechnology Co., Ltd., Class A Shares	5,845
4,700	Wanhua Chemical Group Co., Ltd., Class A Shares	60,465
1,280	Weibo Corp., ADR	16,512
5,300	Weichai Power Co., Ltd., Class A Shares	8,586
1,042,200	Weichai Power Co., Ltd., Class H Shares(b)	1,348,972
3,040	Weihai Guangwei Composites Co., Ltd., Class A Shares	11,651
14,040	Wens Foodstuffs Group Co., Ltd., Class A Shares	32,133
11,400	Western Securities Co., Ltd., Class A Shares	10,556
1,620	Will Semiconductor Co., Ltd. Shanghai, Class A Shares	20,466
1,600	Wingtech Technology Co., Ltd., Class A Shares*	10,145
8,200	Wuchan Zhongda Group Co., Ltd., Class A Shares	5,237
2,038	Wuhan Guide Infrared Co., Ltd., Class A Shares	2,158
5,600	Wuliangye Yibin Co., Ltd., Class A Shares	119,671
1,760	WUS Printed Circuit Kunshan Co., Ltd., Class A Shares	5,111
3,864	WuXi AppTec Co., Ltd., Class A Shares	43,228
9,248	WuXi AppTec Co., Ltd., Class H Shares(a)(b)	100,884
641,500	Wuxi Biologics Cayman Inc.*(a)	3,631,480
106,600	Wuxi Lead Intelligent Equipment Co., Ltd., Class A Shares	432,238

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 23.4% — (continued)
22,000	XCMG Construction Machinery Co., Ltd., Class A Shares	$18,288
700	Xiamen Faratronic Co., Ltd., Class A Shares	10,930
5,000	Xiamen Tungsten Co., Ltd., Class A Shares	11,916
358,000	Xiaomi Corp., Class B Shares*(a)	563,290
2,778	Xinjiang Daqo New Energy Co., Ltd., Class A Shares	15,864
1,218,000	Xinyi Solar Holdings Ltd.	1,023,183
24,322	XPeng Inc., Class A Shares*	220,280
27,500	Xtep International Holdings Ltd.	27,091
28,000	Yadea Group Holdings Ltd.(a)	53,781
3,000	Yankuang Energy Group Co., Ltd., Class A Shares	7,107
57,000	Yankuang Energy Group Co., Ltd., Class H Shares(b)	89,550
1,470	Yealink Network Technology Corp., Ltd., Class A Shares	7,470
136,757	Yifeng Pharmacy Chain Co., Ltd., Class A Shares	667,905
13,000	Yihai International Holding Ltd.*	24,286
1,800	Yihai Kerry Arawana Holdings Co., Ltd., Class A Shares	8,805
1,430	YongXing Special Materials Technology Co., Ltd., Class A Shares	9,793
5,330	Yonyou Network Technology Co., Ltd., Class A Shares	13,283
8,700	YTO Express Group Co., Ltd., Class A Shares	18,042
23,879	Yum China Holdings Inc.	1,273,315
4,160	Yunda Holding Co., Ltd., Class A Shares	5,628
7,900	Yunnan Aluminium Co., Ltd., Class A Shares	15,674
4,200	Yunnan Baiyao Group Co., Ltd., Class A Shares	31,516
800	Yunnan Botanee Bio-Technology Group Co., Ltd., Class A Shares	11,183
1,300	Yunnan Energy New Material Co., Ltd., Class A Shares	11,851
154,600	Zai Lab Ltd.*	403,869
800	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A Shares	30,347
24,500	Zhaojin Mining Industry Co., Ltd., Class H Shares(b)	34,352
14,520	Zhejiang Century Huatong Group Co., Ltd., Class A Shares*	10,814
2,100	Zhejiang Chint Electrics Co., Ltd., Class A Shares	7,149
6,400	Zhejiang Dahua Technology Co., Ltd., Class A Shares	18,938
1,300	Zhejiang Dingli Machinery Co., Ltd., Class A Shares	9,484
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(b)	26,860
4,400	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A Shares	10,155
52,058	Zhejiang Huayou Cobalt Co., Ltd., Class A Shares	285,193
1,900	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A Shares	14,707
2,900	Zhejiang Jiuzhou Pharmaceutical Co., Ltd., Class A Shares	10,827
7,200	Zhejiang NHU Co., Ltd., Class A Shares	16,101
4,100	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A Shares	16,732
37,903	Zhejiang Supcon Technology Co., Ltd., Class A Shares	262,554
23,800	Zhejiang Zheneng Electric Power Co., Ltd., Class A Shares*	14,418
7,900	Zheshang Securities Co., Ltd., Class A Shares	11,159
18,500	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(a)(b)	54,848
1,300	Zhongji Innolight Co., Ltd., Class A Shares	20,382
11,600	Zhongjin Gold Corp., Ltd., Class A Shares	17,623
17,500	Zhongsheng Group Holdings Ltd.	53,239
17,200	Zhongtai Securities Co., Ltd., Class A Shares	17,247
15,300	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares(b)	53,344
8,000	Zhuzhou Kibing Group Co., Ltd., Class A Shares	9,589
25,900	Zijin Mining Group Co., Ltd., Class A Shares	43,795
126,000	Zijin Mining Group Co., Ltd., Class H Shares(b)	197,215
13,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class A Shares	11,710
6,400	ZTE Corp., Class A Shares	31,135
18,000	ZTE Corp., Class H Shares(b)	57,820
9,879	ZTO Express Cayman Inc., ADR	248,358

	Total China	114,604,759

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Colombia — 0.0%@
7,109	Bancolombia SA	$50,575
12,667	Interconexion Electrica SA ESP	46,389

	Total Colombia	96,964

Cyprus — 0.0%@
2,925	TCS Group Holding PLC, Class Registered Shares, GDR*(d)(e)	—

Czech Republic — 0.0%@
3,794	CEZ AS	161,650
1,684	Komercni Banka AS	52,676
9,582	Moneta Money Bank AS(a)	35,710

	Total Czech Republic	250,036

Egypt — 0.3%
2,009,004	Cleopatra Hospital*	249,663
1,040,658	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	1,277,913
55,480	Commercial International Bank Egypt SAE, GDR(d)	102,341
22,745	Eastern Co. SAE(d)	14,943

	Total Egypt	1,644,860

Georgia — 0.1%
32,700	Georgia Capital PLC*	402,571

Germany — 0.2%
25,340	Delivery Hero SE*(a)	926,648

Greece — 0.4%
48,512	Alpha Services & Holdings SA*	81,722
258,636	Eurobank Ergasias Services & Holdings SA*	448,877
1,594	FF Group*(d)(e)	—
5,136	Hellenic Telecommunications Organization SA	76,855
2,718	JUMBO SA	84,006
1,003	Motor Oil Hellas Corinth Refineries SA	25,543
2,559	Mytilineos SA	103,828
13,279	National Bank of Greece SA*	90,203
58,235	OPAP SA	985,740
15,521	Piraeus Financial Holdings SA*	53,719
5,371	Public Power Corp. SA*	58,774

	Total Greece	2,009,267

Hong Kong — 2.0%
379,000	AIA Group Ltd.	3,421,897
116,000	Alibaba Health Information Technology Ltd.*	68,372
75,800	ASMPT Ltd.	759,735
11,000	Beijing Enterprises Holdings Ltd.	41,211
78,000	Beijing Enterprises Water Group Ltd.	17,982
106,000	Bosideng International Holdings Ltd.	41,458
15,000	C&D International Investment Group Ltd.	38,038
2,463,000	China Education Group Holdings Ltd.	2,089,296
100,888	China Everbright Environment Group Ltd.	36,683
64,800	China Gas Holdings Ltd.	65,868
156,000	China Jinmao Holdings Group Ltd.	21,960
526,000	China Medical System Holdings Ltd.	757,835
29,538	China Merchants Port Holdings Co., Ltd.	35,237
89,500	China Overseas Land & Investment Ltd.	187,915
35,000	China Overseas Property Holdings Ltd.	41,643
130,000	China Power International Development Ltd.	46,364
38,000	China Resources Beer Holdings Co., Ltd.	222,328

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Hong Kong — 2.0% — (continued)
54,000	China Resources Cement Holdings Ltd.	$17,826
21,600	China Resources Gas Group Ltd.	60,494
76,000	China Resources Land Ltd.	319,365
46,000	China Resources Power Holdings Co., Ltd.	90,015
128,000	China Ruyi Holdings Ltd.*	33,867
42,000	China State Construction International Holdings Ltd.	46,718
35,800	China Taiping Insurance Holdings Co., Ltd.	37,561
72,000	China Traditional Chinese Medicine Holdings Co., Ltd.	28,064
51,000	Chow Tai Fook Jewellery Group Ltd.	77,109
44,000	COSCO SHIPPING Ports Ltd.	27,050
28,000	Far East Horizon Ltd.	19,109
436,000	GCL Technology Holdings Ltd.	75,238
141,000	Geely Automobile Holdings Ltd.	175,214
82,000	Guangdong Investment Ltd.	64,003
18,000	Kingboard Holdings Ltd.	40,658
20,500	Kingboard Laminates Holdings Ltd.	16,968
90,000	Kunlun Energy Co., Ltd.	65,636
38,000	Nine Dragons Paper Holdings Ltd.*	21,040
3,000	Orient Overseas International Ltd.	40,111
26,000	Shenzhen International Holdings Ltd.	18,486
238,750	Sino Biopharmaceutical Ltd.	90,701
7,000	Vinda International Holdings Ltd.	16,186
634,000	Want Want China Holdings Ltd.	418,809
39,800	Yuexiu Property Co., Ltd.	49,271

	Total Hong Kong	9,743,321

Hungary — 1.0%
93,872	MOL Hungarian Oil & Gas PLC	710,004
95,615	OTP Bank Nyrt	3,901,758
3,220	Richter Gedeon Nyrt	80,806

	Total Hungary	4,692,568

India — 14.6%
1,366	ABB India Ltd.	72,436
3,871	Adani Enterprises Ltd.	113,307
6,610	Adani Green Energy Ltd.*	74,598
12,475	Adani Ports & Special Economic Zone Ltd.	119,556
19,546	Adani Power Ltd.*	76,049
14,541	Ambuja Cements Ltd.	75,212
2,278	Apollo Hospitals Enterprise Ltd.	132,712
30,866	Ashok Leyland Ltd.*	68,442
59,520	Asian Paints Ltd.	2,344,578
2,675	Astral Ltd.	63,099
4,433	AU Small Finance Bank Ltd.(a)	38,682
6,343	Aurobindo Pharma Ltd.	63,941
3,709	Avenue Supermarts Ltd.*(a)	166,791
125,061	Axis Bank Ltd.	1,465,058
13,325	Bajaj Auto Ltd.	742,525
6,370	Bajaj Finance Ltd.	551,639
8,963	Bajaj Finserv Ltd.	161,491
580	Bajaj Holdings & Investment Ltd.	51,947
1,710	Balkrishna Industries Ltd.	48,633
13,938	Bandhan Bank Ltd.(a)	38,708
22,615	Bank of Baroda	51,157
5,059	Berger Paints India Ltd.	44,081
80,546	Bharat Electronics Ltd.	130,067
6,110	Bharat Forge Ltd.	79,207

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 14.6% — (continued)
180,583	Bharat Petroleum Corp., Ltd.	$743,002
52,084	Bharti Airtel Ltd.	539,726
2,430	Britannia Industries Ltd.	131,128
16,115	CG Power & Industrial Solutions Ltd.	81,779
117,548	Cholamandalam Investment & Finance Co., Ltd.	1,590,703
12,745	Cipla Ltd.	193,115
32,884	Coal India Ltd.	91,573
3,227	Colgate-Palmolive India Ltd.	75,526
6,095	Container Corp. Of India Ltd.	49,660
3,114	Cummins India Ltd.*	63,892
14,035	Dabur India Ltd.	93,992
115,247	Delhivery Ltd.*	610,964
2,763	Divi’s Laboratories Ltd.	119,723
14,814	DLF Ltd.	90,340
2,494	Dr Reddy’s Laboratories Ltd.	169,439
3,181	Eicher Motors Ltd.	128,510
54,208	GAIL India Ltd.	75,532
9,267	Godrej Consumer Products Ltd.*	112,712
2,686	Godrej Properties Ltd.*	53,198
6,440	Grasim Industries Ltd.	139,324
5,654	Havells India Ltd.	94,732
21,915	HCL Technologies Ltd.	311,153
1,313	HDFC Asset Management Co., Ltd.(a)	39,655
182,233	HDFC Bank Ltd.	3,471,738
122,796	HDFC Bank Ltd., ADR	7,651,419
21,893	HDFC Life Insurance Co., Ltd.(a)	171,175
2,377	Hero MotoCorp Ltd.	83,891
106,075	Hindalco Industries Ltd.	591,736
2,110	Hindustan Aeronautics Ltd.	99,770
13,771	Hindustan Petroleum Corp., Ltd.*	41,297
19,073	Hindustan Unilever Ltd.	578,486
120,399	ICICI Bank Ltd.	1,397,335
193,446	ICICI Bank Ltd., ADR	4,482,144
6,160	ICICI Lombard General Insurance Co., Ltd.(a)	97,568
9,181	ICICI Prudential Life Insurance Co., Ltd.(a)	62,451
56,712	IDFC First Bank Ltd.*	65,242
20,127	Indian Hotels Co., Ltd., Class A Shares	102,519
74,260	Indian Oil Corp., Ltd.	79,893
4,984	Indian Railway Catering & Tourism Corp., Ltd.	40,562
5,863	Indraprastha Gas Ltd.	32,985
580,849	Indus Towers Ltd.*	1,230,302
1,690	Info Edge India Ltd.	88,599
77,161	Infosys Ltd.	1,338,474
56,294	Infosys Ltd., ADR	977,827
3,160	InterGlobe Aviation Ltd.*(a)	93,094
69,377	ITC Ltd.	368,859
7,993	Jindal Steel & Power Ltd.	66,282
214,136	Jio Financial Services Ltd.*(e)	623,434
15,231	JSW Steel Ltd.	143,586
10,215	Jubilant Foodworks Ltd.	63,323
136,441	Kotak Mahindra Bank Ltd.	2,901,718
16,026	Larsen & Toubro Ltd.	522,843
2,141	LTIMindtree Ltd.(a)	135,510
4,539	Lupin Ltd.	59,913
21,489	Mahindra & Mahindra Ltd.	409,858
12,963	Marico Ltd.	89,992

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 14.6% — (continued)
22,483	Maruti Suzuki India Ltd.	$2,718,643
18,524	Max Healthcare Institute Ltd.*	131,456
1,747	Mphasis Ltd.	51,122
50	MRF Ltd.	65,660
3,203	Muthoot Finance Ltd.	48,782
767	Nestle India Ltd.	203,688
102,277	NTPC Ltd.	270,964
55,740	Oberoi Realty Ltd.	756,910
75,550	Oil & Natural Gas Corp., Ltd.	158,852
152	Page Industries Ltd.	73,820
352,861	Petronet LNG Ltd.	918,422
57,000	Phoenix Mills Ltd. (The)	1,240,988
1,811	PI Industries Ltd.	79,322
3,305	Pidilite Industries Ltd.	100,057
23,428	Power Finance Corp., Ltd.	73,165
84,014	Power Grid Corp. of India Ltd.	249,006
26,272	REC Ltd.*	75,583
348,681	Reliance Industries Ltd.	10,124,834
97,000	ReNew Energy Global PLC, Class A Shares*	591,700
54,912	Samvardhana Motherson International Ltd.	63,531
5,763	SBI Cards & Payment Services Ltd.	56,925
10,404	SBI Life Insurance Co., Ltd.(a)	163,155
207	Shree Cement Ltd.	59,651
6,546	Shriram Finance Ltd.	152,345
2,065	Siemens Ltd.	98,031
8,367	Sona Blw Precision Forgings Ltd.(a)	60,038
3,318	SRF Ltd.	94,426
41,681	State Bank of India	283,278
59,000	Sterling & Wilson Renewable*	266,852
22,266	Sun Pharmaceutical Industries Ltd.	299,246
1,152	Supreme Industries Ltd.*	64,766
38,696	Tata Consultancy Services Ltd.	1,573,591
12,096	Tata Consumer Products Ltd.	122,342
865	Tata Elxsi Ltd.	75,259
38,872	Tata Motors Ltd.	282,778
32,681	Tata Power Co., Ltd. (The)	97,256
171,954	Tata Steel Ltd.	255,339
12,185	Tech Mahindra Ltd.	177,349
123,684	Titan Co., Ltd.	4,653,901
2,293	Torrent Pharmaceuticals Ltd.	51,015
4,476	Trent Ltd.	111,103
2,332	Tube Investments of India Ltd.	81,362
5,995	TVS Motor Co., Ltd.	103,145
20,400	UltraTech Cement Ltd.	2,049,204
6,461	United Spirits Ltd.*	78,823
193,126	UPL Ltd.	1,382,134
11,294	Varun Beverages Ltd.	123,208
14,129	Vedanta Ltd.	39,680
29,735	Wipro Ltd.	146,941
330,169	Yes Bank Ltd.*	67,059
105,241	Zomato Ltd.*	125,200

	Total India	71,729,026

Indonesia — 3.0%
294,500	Adaro Energy Indonesia Tbk PT	51,704
197,700	Aneka Tambang Tbk	25,821

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Indonesia — 3.0% — (continued)
2,368,600	Astra International Tbk PT	$1,001,951
6,320,000	Bank BTPN Syariah Tbk PT	895,978
1,290,400	Bank Central Asia Tbk PT	781,264
5,131,948	Bank Mandiri Persero Tbk PT	2,026,477
2,270,400	Bank Negara Indonesia Persero Tbk PT	1,367,396
11,586,024	Bank Rakyat Indonesia Persero Tbk PT	4,219,992
492,831	Barito Pacific Tbk PT	34,612
174,600	Charoen Pokphand Indonesia Tbk PT*	59,305
18,776,600	GoTo Gojek Tokopedia Tbk PT, Class A Shares*	118,523
53,100	Indah Kiat Pulp & Paper Tbk PT	31,710
48,800	Indofood CBP Sukses Makmur Tbk PT	35,886
106,100	Indofood Sukses Makmur Tbk PT	49,476
492,600	Kalbe Farma Tbk PT	58,681
255,049	Merdeka Copper Gold Tbk PT*	56,575
505,900	Sarana Menara Nusantara Tbk PT	34,201
79,529	Semen Indonesia Persero Tbk PT	35,501
372,400	Sumber Alfaria Trijaya Tbk PT	70,878
7,479,687	Telkom Indonesia Persero Tbk PT	1,826,020
35,719	Telkom Indonesia Persero Tbk PT, ADR	866,900
188,500	Unilever Indonesia Tbk PT	45,420
443,000	United Tractors Tbk PT	756,485
77,300	Vale Indonesia Tbk PT	29,925

	Total Indonesia	14,480,681

Ireland — 0.3%
13,892	PDD Holdings Inc., ADR*	1,374,891

Kazakhstan — 0.7%
31,421	Kaspi.KZ JSC, GDR	3,200,882
840	Kaspi.KZ JSC, GDR(a)	85,512
7,431	Polymetal International PLC*(d)(e)	31,125

	Total Kazakhstan	3,317,519

Kuwait — 0.3%
34,051	Agility Public Warehousing Co., KSC*	63,495
32,782	Boubyan Bank KSCP	64,861
43,024	Gulf Bank KSCP	35,162
902	Humansoft Holding Co. KSC	9,441
189,960	Kuwait Finance House KSCP	458,983
13,967	Mabanee Co., KPSC	37,868
47,340	Mobile Telecommunications Co., KSCP	78,315
171,948	National Bank of Kuwait SAKP	513,110

	Total Kuwait	1,261,235

Luxembourg — 0.2%
3,245	Reinet Investments SCA	69,481
16,361	Ternium SA, ADR	683,563

	Total Luxembourg	753,044

Malaysia — 0.4%
46,100	AMMB Holdings Bhd	37,069
59,300	Axiata Group Bhd	30,172
84,300	CELCOMDIGI BHD	79,622
144,807	CIMB Group Holdings Bhd	175,824
85,500	Dialog Group Bhd	37,830
25,500	Gamuda Bhd	24,727
47,100	Genting Bhd	44,405
80,300	Genting Malaysia Bhd	44,503

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Malaysia — 0.4% — (continued)
15,800	Hong Leong Bank Bhd	$68,000
2,900	Hong Leong Financial Group Bhd	11,383
36,300	IHH Healthcare Bhd	46,543
53,700	Inari Amertron Bhd	36,585
56,900	IOI Corp. Bhd	49,439
11,700	Kuala Lumpur Kepong Bhd	54,386
123,009	Malayan Banking Bhd	241,576
25,900	Malaysia Airports Holdings Bhd	41,157
57,900	Maxis Bhd	50,063
34,300	MISC Bhd	53,248
45,300	MR DIY Group M Bhd(a)	15,143
1,600	Nestle Malaysia Bhd	45,020
59,300	Petronas Chemicals Group Bhd	91,011
8,600	Petronas Dagangan Bhd	41,147
18,400	Petronas Gas Bhd	67,886
12,800	PPB Group Bhd	43,351
94,700	Press Metal Aluminium Holdings Bhd	99,050
332,900	Public Bank Bhd	303,632
31,500	QL Resources Bhd	36,655
38,400	RHB Bank Bhd	46,451
77,200	Sime Darby Bhd	38,232
56,800	Sime Darby Plantation Bhd	53,777
31,400	Telekom Malaysia Bhd	34,538
59,400	Tenaga Nasional Bhd	126,022

	Total Malaysia	2,168,447

Mexico — 3.4%
70,338	Alfa SAB de CV, Class A Shares	46,572
433,574	America Movil SAB de CV, Series B	417,008
59,997	America Movil SAB de CV, ADR	1,150,143
11,362	Arca Continental SAB de CV	110,945
19,765	Banco del Bajio SA(a)	62,222
12,281	Coca-Cola Femsa SAB de CV	104,217
65,166	Fibra Uno Administracion SA de CV, REIT	94,626
45,192	Fomento Economico Mexicano SAB de CV	505,947
4,264	Gruma SAB de CV, Class B Shares	70,924
9,062	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	165,695
4,454	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	121,240
30,737	Grupo Bimbo SAB de CV, Series A	151,220
14,352	Grupo Carso SAB de CV, Series A1	113,442
498,795	Grupo Financiero Banorte SAB de CV, Class O Shares	4,233,680
46,570	Grupo Financiero Inbursa SAB de CV, Class O Shares*	104,330
151,841	Grupo México SAB de CV, Series B	725,745
51,049	Grupo Televisa SAB	45,686
4,431	Industrias Peñoles SAB de CV*	62,704
563,258	Kimberly-Clark de México SAB de CV, Class A Shares	1,268,458
29,228	Operadora de Sites Mexicanos SAB de CV, Class 1 Shares	27,494
579,157	Orbia Advance Corp. SAB de CV	1,288,978
3,707	Promotora y Operadora de Infraestructura SAB de CV	35,399
91,681	Qualitas Controladora SAB de CV	721,232
284,100	Regional SAB de CV	2,092,991
750,760	Wal-Mart de Mexico SAB de CV	2,959,627

	Total Mexico	16,680,525

Netherlands — 0.8%
10,236	NEPI Rockcastle NV	61,393

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Netherlands — 0.8% — (continued)
55,168	Prosus NV*	$3,801,362

	Total Netherlands	3,862,755

Peru — 0.4%
4,860	Cia de Minas Buenaventura SAA, ADR(c)	41,504
13,564	Credicorp Ltd.	1,918,357

	Total Peru	1,959,861

Philippines — 1.1%
43,280	Aboitiz Equity Ventures Inc.	35,944
7,030	Ayala Corp.	76,429
152,160	Ayala Land Inc.	72,897
42,256	Bank of the Philippine Islands	81,973
54,923	BDO Unibank Inc.	135,737
7,256,900	Bloomberry Resorts Corp.*	1,418,207
681,360	International Container Terminal Services Inc.	2,493,465
63,856	JG Summit Holdings Inc.	41,476
9,430	Jollibee Foods Corp.	39,453
6,170	Manila Electric Co.	37,502
54,636	Metropolitan Bank & Trust Co.	53,243
2,195	PLDT Inc.	44,715
748,010	Robinsons Retail Holdings Inc.	653,832
4,970	SM Investments Corp.	73,030
227,300	SM Prime Holdings Inc.	117,118
22,540	Universal Robina Corp.	44,577

	Total Philippines	5,419,598

Poland — 0.5%
11,466	Allegro.eu SA*(a)	91,713
4,225	Bank Polska Kasa Opieki SA	110,088
294	Budimex SA	32,062
1,614	CD Projekt SA	57,671
6,856	Cyfrowy Polsat SA	22,521
1,134	Dino Polska SA*(a)	103,755
90,600	InPost SA*	1,064,049
3,176	KGHM Polska Miedz SA	87,398
25	LPP SA	83,808
368	mBank SA*	38,138
13,507	ORLEN SA	206,000
18,281	PGE Polska Grupa Energetyczna SA*	37,576
19,702	Powszechna Kasa Oszczednosci Bank Polski SA*	177,672
14,750	Powszechny Zaklad Ubezpieczen SA	147,551
768	Santander Bank Polska SA*	69,073

	Total Poland	2,329,075

Portugal — 0.5%
185,449	Galp Energia SGPS SA	2,551,159

Qatar — 0.3%
58,133	Barwa Real Estate Co.	41,755
73,139	Commercial Bank PSQC (The)	113,931
37,660	Dukhan Bank	43,177
36,769	Industries Qatar QSC	124,597
120,946	Masraf Al Rayan QSC	73,634
113,710	Mesaieed Petrochemical Holding Co.	57,393
20,936	Ooredoo QPSC	62,003
12,424	Qatar Electricity & Water Co. QSC	61,047
10,432	Qatar Fuel QSC	45,780

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Qatar — 0.3% — (continued)
58,343	Qatar Gas Transport Co., Ltd.	$59,328
28,193	Qatar International Islamic Bank QSC	76,485
38,721	Qatar Islamic Bank SAQ	205,176
107,955	Qatar National Bank QPSC	461,896

	Total Qatar	1,426,202

Russia — 0.0%@
64,081	Alrosa PJSC#(d)	641
502,100	Detsky Mir PJSC, (Cost — $786,566, acquired 10/15/20)*#(a)(d)(f)	5,021
288,791	Gazprom PJSC#(d)	2,676
885,983	Inter RAO UES PJSC#(d)	8,860
10,171	Lukoil PJSC#(d)	102
1,730	Magnit PJSC#(d)	17
1	Magnit PJSC, Class Registered Shares, GDR*#(d)	—
1,550	MMC Norilsk Nickel PJSC*#(d)	16
24,130	Mobile TeleSystems PJSC#(d)	241
135,663	Mobile TeleSystems PJSC, ADR*#	1,357
39,065	Moscow Exchange MICEX-RTS PJSC#(d)	391
22,130	Novatek PJSC#(d)	221
38,007	Novolipetsk Steel PJSC*#(d)	375
1,593	Ozon Holdings PLC, ADR*(d)#	—
938	PhosAgro PJSC#(d)	9
2	PhosAgro PJSC, Class Registered Shares, GDR*#(d)	—
869	Polyus PJSC*#(d)	9
28,885	Rosneft Oil Co. PJSC#(d)	289
891,342	Sberbank of Russia PJSC, (Cost — $1,699,436, acquired 8/3/16)#(d)(f)	8,913
5,523	Severstal PAO*#(d)	55
157,330	Surgutneftegas PJSC#(d)	1,573
37,602	Tatneft PJSC#(d)	327
88,972	United Co. RUSAL International PJSC#(d)	9
2,330	VK Co., Ltd., GDR*(d)#	—
60,086,472	VTB Bank PJSC*#(d)	9,854
3,377	X5 Retail Group NV, Class Registered Shares, GDR*(d)#	—
7,493	Yandex NV, Class A Shares*(d)#	1

	Total Russia	40,957

Saudi Arabia — 2.0%
2,193	ACWA Power Co.	112,819
3,528	Advanced Petrochemical Co.	40,004
177,433	Al Rajhi Bank	3,413,737
22,724	Alinma Bank	223,159
6,060	Almarai Co. JSC	102,393
14,805	Arab National Bank	101,846
515	Arabian Internet & Communications Services Co.	48,460
11,077	Bank AlBilad	126,554
8,678	Bank Al-Jazira*	41,037
13,417	Banque Saudi Fransi	136,952
1,903	Bupa Arabia for Cooperative Insurance Co.	102,072
1,435	Co. for Cooperative Insurance (The)	44,382
891	Dallah Healthcare Co.	33,233
10,787	Dar Al Arkan Real Estate Development Co.*	53,543
13,500	Dr Sulaiman Al Habib Medical Services Group Co.	874,689
536	Elm Co.	121,317
8,864	Etihad Etisalat Co.	106,595
11,380	Jarir Marketing Co.	44,786
12,541	Mobile Telecommunications Co.	45,116
2,322	Mouwasat Medical Services Co.	68,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Saudi Arabia — 2.0% — (continued)
1,076	Nahdi Medical Co.	$43,543
5,955	National Industrialization Co.*	20,217
1,801	Power & Water Utility Co. for Jubail & Yanbu	34,141
12,524	Rabigh Refining & Petrochemical Co.*	34,462
33,527	Riyad Bank	272,119
5,451	SABIC Agri-Nutrients Co.	199,927
8,982	Sahara International Petrochemical Co.	87,209
30,325	Saudi Arabian Mining Co.*	326,954
60,699	Saudi Arabian Oil Co.(a)	564,737
1,248	Saudi Aramco Base Oil Co.	48,676
23,756	Saudi Awwal Bank	226,992
20,797	Saudi Basic Industries Corp.	489,787
19,611	Saudi Electricity Co.	108,200
8,724	Saudi Industrial Investment Group	59,997
11,259	Saudi Investment Bank (The)	49,803
15,381	Saudi Kayan Petrochemical Co.*	49,890
68,246	Saudi National Bank (The)	649,924
874	Saudi Research & Media Group*	41,269
1,126	Saudi Tadawul Group Holding Co.	59,404
45,934	Saudi Telecom Co.	487,378
5,902	Savola Group (The)	59,479
6,510	Yanbu National Petrochemical Co.	73,363

	Total Saudi Arabia	9,828,357

Singapore — 0.1%
4,800	BOC Aviation Ltd.(a)	35,900
1,271	JOYY Inc., ADR	43,621
10,918	Sea Ltd., ADR*	410,844

	Total Singapore	490,365

South Africa — 2.5%
19,566	Absa Group Ltd.	187,726
3,655	African Rainbow Minerals Ltd.	34,378
1,405	Anglo American Platinum Ltd.	49,186
10,057	AngloGold Ashanti Ltd.	171,002
9,447	Aspen Pharmacare Holdings Ltd.	85,858
7,525	Bid Corp., Ltd.	168,907
64,926	Bidvest Group Ltd. (The)	975,723
13,811	Capitec Bank Holdings Ltd.	1,154,941
5,447	Clicks Group Ltd.	78,606
12,452	Discovery Ltd.*	96,667
5,237	Exxaro Resources Ltd.	46,516
119,840	FirstRand Ltd.	465,606
21,082	Gold Fields Ltd.	268,470
79,517	Growthpoint Properties Ltd., REIT	49,720
12,491	Harmony Gold Mining Co., Ltd.	51,779
21,102	Impala Platinum Holdings Ltd.	108,831
1,524	Kumba Iron Ore Ltd.	33,299
666,201	Life Healthcare Group Holdings Ltd.	754,955
39,542	MTN Group Ltd.	251,284
4,568	Naspers Ltd., Class N Shares	775,322
140,751	Nedbank Group Ltd.	1,606,811
8,806	Northam Platinum Holdings Ltd.*	58,105
109,313	Old Mutual Ltd.	73,368
17,652	OUTsurance Group Ltd.	37,277
39,875	Pepkor Holdings Ltd.(a)	34,384
11,851	Remgro Ltd.	99,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Africa — 2.5% — (continued)
447,271	Sanlam Ltd.	$1,613,796
13,934	Sasol Ltd.	180,117
12,384	Shoprite Holdings Ltd.	173,007
63,957	Sibanye Stillwater Ltd.	96,727
145,912	Standard Bank Group Ltd.	1,491,809
172,890	Vodacom Group Ltd.	983,589
22,047	Woolworths Holdings Ltd.	86,296

	Total South Africa	12,343,256

South Korea — 11.2%
680	Amorepacific Corp.	68,696
233	BGF retail Co., Ltd.	27,474
2,611	Celltrion Healthcare Co., Ltd.	127,397
2,562	Celltrion Inc.	278,453
446	Celltrion Pharm Inc.*	23,143
178	CJ CheilJedang Corp.	40,092
495	CosmoAM&T Co., Ltd.*	58,701
21,349	Coway Co., Ltd.	694,995
1,093	DB Insurance Co., Ltd.	67,347
1,233	Doosan Bobcat Inc.	49,998
10,586	Doosan Enerbility Co., Ltd.*	145,390
16,460	Doosan Fuel Cell Co., Ltd.*	306,921
1,140	Ecopro BM Co., Ltd.(c)	278,311
468	Ecopro Co., Ltd.	444,004
515	F&F Co., Ltd.	39,994
1,234	GS Holdings Corp.	34,945
6,938	Hana Financial Group Inc.	206,802
1,886	Hankook Tire & Technology Co., Ltd.	55,058
156	Hanmi Pharm Co., Ltd.	34,646
1,036	Hanmi Semiconductor Co., Ltd.	46,759
4,100	Hanon Systems	28,161
876	Hanwha Aerospace Co., Ltd.	75,477
1,022	Hanwha Ocean Co., Ltd.*	29,582
2,434	Hanwha Solutions Corp.*	66,832
1,100	HD Hyundai Co., Ltd.	49,006
470	HD Hyundai Heavy Industries Co., Ltd.	46,322
890	HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	82,989
2,744	HLB Inc.*	59,435
5,643	HMM Co., Ltd.	70,886
672	Hotel Shilla Co., Ltd.	44,687
391	HYBE Co., Ltd.*	74,451
1,889	Hyundai Engineering & Construction Co., Ltd.	50,542
434	Hyundai Glovis Co., Ltd.	56,454
613	Hyundai Mipo Dockyard Co., Ltd.*	42,020
7,073	Hyundai Mobis Co., Ltd.	1,231,446
3,275	Hyundai Motor Co.	466,683
1,832	Hyundai Steel Co.	49,952
7,644	Industrial Bank of Korea	62,039
666	JYP Entertainment Corp.	56,299
7,289	Kakao Corp.	264,037
629	Kakao Games Corp.*	13,480
3,932	KakaoBank Corp.	77,978
619	Kakaopay Corp.*	21,095
2,405	Kangwon Land Inc.	28,137
48,323	KB Financial Group Inc.	1,959,823
16,736	Kia Corp.	1,011,780
1,513	Korea Aerospace Industries Ltd.	57,697

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 11.2% — (continued)
5,504	Korea Electric Power Corp.	$73,962
955	Korea Investment Holdings Co., Ltd.	37,412
195	Korea Zinc Co., Ltd.	77,474
4,494	Korean Air Lines Co., Ltd.	77,236
699	Krafton Inc.*	81,615
46,629	KT Corp.	1,160,682
13,242	KT&G Corp.	868,178
408	Kumho Petrochemical Co., Ltd.	38,354
621	L&F Co., Ltd.	100,410
11,907	LG Chem Ltd.	5,227,307
2,245	LG Corp.	138,878
5,730	LG Display Co., Ltd.	57,840
2,498	LG Electronics Inc.	185,358
2,454	LG Energy Solution Ltd.*	1,005,863
1,523	LG H&H Co., Ltd.	533,403
336	LG Innotek Co., Ltd.	68,320
4,603	LG Uplus Corp.	36,278
421	Lotte Chemical Corp.	43,362
481	Lotte Energy Materials Corp.(c)	17,632
2,246	Meritz Financial Group Inc.	92,623
5,672	Mirae Asset Securities Co., Ltd.	28,478
10,938	NAVER Corp.	1,766,002
352	NCSoft Corp.	66,696
529	Netmarble Corp.*(a)	17,080
3,575	NH Investment & Securities Co., Ltd.	27,770
479	Orion Corp.	44,007
6,901	Pan Ocean Co., Ltd.	23,192
792	Pearl Abyss Corp.*	28,833
744	POSCO Future M Co., Ltd.	251,374
1,687	POSCO Holdings Inc.	735,251
1,191	Posco International Corp.(c)	70,932
1,277	Samsung Biologics Co., Ltd.*(a)	709,507
1,965	Samsung C&T Corp.	155,136
1,253	Samsung Electro-Mechanics Co., Ltd.	127,998
380,068	Samsung Electronics Co., Ltd.	19,180,945
3,693	Samsung Engineering Co., Ltd.*	94,612
717	Samsung Fire & Marine Insurance Co., Ltd.	133,152
14,774	Samsung Heavy Industries Co., Ltd.*	98,058
1,766	Samsung Life Insurance Co., Ltd.	90,028
5,219	Samsung SDI Co., Ltd.	2,414,034
896	Samsung SDS Co., Ltd.	95,818
1,776	Samsung Securities Co., Ltd.	50,003
56,103	Shinhan Financial Group Co., Ltd.	1,503,511
670	SK Biopharmaceuticals Co., Ltd.*	43,293
725	SK Bioscience Co., Ltd.*	40,130
79,272	SK Hynix Inc.	7,280,483
535	SK IE Technology Co., Ltd.*(a)	36,370
854	SK Inc.	92,998
1,312	SK Innovation Co., Ltd.*	175,231
2,405	SK Square Co., Ltd.*	81,694
436	SKC Co., Ltd.	30,039
1,034	S-Oil Corp.	57,017
14,832	Woori Financial Group Inc.	132,926
1,033	Yuhan Corp.	56,696

	Total South Korea	54,767,897

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 12.3%
12,000	Accton Technology Corp.	$179,967
57,000	Acer Inc.	65,241
10,753	Advantech Co., Ltd.	115,718
3,139	Airtac International Group	90,431
657,498	ASE Technology Holding Co., Ltd.	2,425,608
59,000	Asia Cement Corp.	73,862
17,000	Asustek Computer Inc.	214,200
164,800	AUO Corp.*	91,945
16,000	Catcher Technology Co., Ltd.	90,493
211,550	Cathay Financial Holding Co., Ltd.*	302,491
35,762	Chailease Holding Co., Ltd.	198,882
130,456	Chang Hwa Commercial Bank Ltd.	70,767
49,000	Cheng Shin Rubber Industry Co., Ltd.	60,907
71,000	China Airlines Ltd.	50,252
393,112	China Development Financial Holding Corp.*	146,065
276,000	China Steel Corp.	229,414
139,000	Chroma ATE Inc.	1,216,834
91,000	Chunghwa Telecom Co., Ltd.	331,270
97,000	Compal Electronics Inc.	96,811
407,880	CTBC Financial Holding Co., Ltd.	304,905
315,000	Delta Electronics Inc.	3,409,065
21,000	E Ink Holdings Inc.	119,728
321,277	E.Sun Financial Holding Co., Ltd.	246,446
4,100	Eclat Textile Co., Ltd.	65,423
2,000	eMemory Technology Inc.	113,903
61,000	Eva Airways Corp.	60,211
22,791	Evergreen Marine Corp. Taiwan Ltd.	76,095
67,000	Far Eastern New Century Corp.	59,150
35,000	Far EasTone Telecommunications Co., Ltd.	77,529
12,230	Feng TAY Enterprise Co., Ltd.	64,353
250,863	First Financial Holding Co., Ltd.	207,038
84,000	Formosa Chemicals & Fibre Corp.	163,351
28,000	Formosa Petrochemical Corp.	69,713
88,000	Formosa Plastics Corp.	219,558
170,052	Fubon Financial Holding Co., Ltd.	339,065
8,290	Giant Manufacturing Co., Ltd.	50,953
12,000	Gigabyte Technology Co., Ltd.*	128,425
2,000	Global Unichip Corp.	91,028
214,000	Globalwafers Co., Ltd.	3,077,520
527,660	Hon Hai Precision Industry Co., Ltd.	1,762,032
7,140	Hotai Motor Co., Ltd.	151,889
206,051	Hua Nan Financial Holdings Co., Ltd.	132,529
220,096	Innolux Corp.*	99,648
61,000	Inventec Corp.	106,949
2,541	Largan Precision Co., Ltd.	163,351
47,264	Lite-On Technology Corp., ADR	203,277
137,000	MediaTek Inc.	3,027,348
259,660	Mega Financial Holding Co., Ltd.	292,031
14,000	Micro-Star International Co., Ltd.	70,085
2,420	momo.com Inc.	39,449
110,000	Nan Ya Plastics Corp.	228,002
5,000	Nan Ya Printed Circuit Board Corp.	37,903
29,000	Nanya Technology Corp.	60,490
5,000	Nien Made Enterprise Co., Ltd.	46,836
125,000	Novatek Microelectronics Corp.	1,564,222
46,000	Pegatron Corp.	112,438

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 12.3% — (continued)
5,000	PharmaEssentia Corp.*	$55,998
46,000	Pou Chen Corp.	41,270
70,000	Powerchip Semiconductor Manufacturing Corp.	61,180
58,806	Poya International Co., Ltd.	895,609
12,539	President Chain Store Corp.	105,224
63,000	Quanta Computer Inc.	496,896
11,000	Realtek Semiconductor Corp.	144,055
37,778	Ruentex Development Co., Ltd.*	43,655
93,598	Shanghai Commercial & Savings Bank Ltd. (The)	125,002
317,693	Shin Kong Financial Holding Co., Ltd.*	94,308
248,387	SinoPac Financial Holdings Co., Ltd.	133,197
35,700	Synnex Technology International Corp.	68,387
264,234	Taishin Financial Holding Co., Ltd.	147,501
157,696	Taiwan Business Bank	65,999
138,668	Taiwan Cement Corp.	152,109
241,337	Taiwan Cooperative Financial Holding Co., Ltd.	198,780
59,000	Taiwan High Speed Rail Corp.	55,033
38,000	Taiwan Mobile Co., Ltd.	111,141
1,041,507	Taiwan Semiconductor Manufacturing Co., Ltd.	17,939,189
139,580	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,060,501
31,000	Unimicron Technology Corp.	180,477
117,000	Uni-President Enterprises Corp.	259,430
261,000	United Microelectronics Corp.	374,134
23,000	Vanguard International Semiconductor Corp.	49,199
2,000	Voltronic Power Technology Corp.	90,924
60,427	Walsin Lihwa Corp.	71,943
18,630	Wan Hai Lines Ltd.	26,454
80,000	Winbond Electronics Corp.*	65,922
62,000	Wistron Corp.	225,776
15,000	Wiwynn Corp.	730,982
34,760	WPG Holdings Ltd.	59,893
60,700	Yageo Corp.	924,000
34,000	Yang Ming Marine Transport Corp.	45,045
231,915	Yuanta Financial Holding Co., Ltd.	177,418
16,000	Zhen Ding Technology Holding Ltd.	48,507

	Total Taiwan	60,418,234

Thailand — 1.0%
26,800	Advanced Info Service PCL, NVDR	165,214
95,000	Airports of Thailand PCL, NVDR*	196,647
185,700	Asset World Corp. PCL, NVDR	23,127
20,800	B Grimm Power PCL, NVDR	20,175
257,600	Bangkok Dusit Medical Services PCL, NVDR	205,892
212,000	Bangkok Expressway & Metro PCL, NVDR	52,347
214,200	Banpu PCL, NVDR	52,626
34,400	Berli Jucker PCL, NVDR	33,140
191,400	BTS Group Holdings PCL, NVDR	40,150
14,000	Bumrungrad Hospital PCL, NVDR	103,563
51,000	Central Pattana PCL, NVDR	100,019
33,616	Central Retail Corp. PCL, NVDR	39,559
87,000	Charoen Pokphand Foods PCL, NVDR	51,442
131,700	CP ALL PCL, NVDR	245,328
47,400	CP Axtra PCL, NVDR	49,033
82,000	Delta Electronics Thailand PCL, NVDR	254,134
4,600	Electricity Generating PCL, NVDR	17,535
36,200	Energy Absolute PCL, NVDR	65,366
17,400	Global Power Synergy PCL, NVDR	26,179

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Thailand — 1.0% — (continued)
68,200	Gulf Energy Development PCL, NVDR	$93,405
137,900	Home Product Center PCL, NVDR	53,923
33,600	Indorama Ventures PCL, NVDR	27,806
21,950	Intouch Holdings PCL, NVDR	45,590
237,600	Kasikornbank PCL	896,188
14,400	Kasikornbank PCL, NVDR	53,649
87,300	Krung Thai Bank PCL, NVDR	48,106
22,200	Krungthai Card PCL, NVDR	30,696
182,200	Land and Houses PCL, NVDR	43,135
71,000	Minor International PCL, NVDR	67,375
19,800	Muangthai Capital PCL, NVDR	23,002
22,800	Osotspa PCL, NVDR	19,526
215,500	PTT Exploration & Production PCL	975,350
32,900	PTT Exploration & Production PCL, NVDR	149,043
55,700	PTT Global Chemical PCL, NVDR	59,210
62,700	PTT Oil & Retail Business PCL, NVDR	36,511
234,300	PTT PCL, NVDR	232,370
21,400	Ratch Group PCL, NVDR	21,684
20,000	SCB X PCL, NVDR	67,361
22,000	SCG Packaging PCL, NVDR	25,745
17,400	Siam Cement PCL (The), NVDR	155,490
24,300	Thai Oil PCL, NVDR	35,773
456,700	TMBThanachart Bank PCL, NVDR	22,300
272,121	True Corp. PCL, NVDR	53,557

	Total Thailand	4,978,271

Turkey — 1.0%
79,694	Akbank TAS	85,916
22,256	Aselsan Elektronik Sanayi Ve Ticaret AS	32,042
11,261	BIM Birlesik Magazalar AS	106,242
34,916	Eregli Demir ve Celik Fabrikalari TAS*	56,190
1,799	Ford Otomotiv Sanayi AS	58,020
17,282	Haci Ömer Sabanci Holding AS	38,676
27,995	Hektas Ticaret TAS*	26,834
19,457	KOC Holding AS	103,109
24,535	Koza Altin Isletmeleri AS	26,129
411,440	MLP Saglik Hizmetleri AS, Class B Shares*(a)	1,951,657
1,074	Pegasus Hava Tasimaciligi AS*	35,118
24,386	Sasa Polyester Sanayi AS*	48,101
558,820	Sok Marketler Ticaret AS	1,297,076
76,171	Tofas Turk Otomobil Fabrikasi AS	769,235
14,151	Turk Hava Yollari AO*	129,528
25,061	Turkcell Iletisim Hizmetleri AS*	52,342
81,998	Turkiye Is Bankasi AS, Class C Shares	64,472
21,767	Turkiye Petrol Rafinerileri AS	114,931
28,575	Türkiye Sise ve Cam Fabrikalari AS	54,684
57,838	Yapi ve Kredi Bankasi AS	34,336

	Total Turkey	5,084,638

United Arab Emirates — 0.5%
68,530	Abu Dhabi Commercial Bank PJSC	160,986
34,893	Abu Dhabi Islamic Bank PJSC	99,035
80,123	Abu Dhabi National Oil Co. for Distribution PJSC	83,106
91,210	Aldar Properties PJSC	130,586
545,564	Americana Restaurants International PLC	655,068
68,441	Dubai Islamic Bank PJSC	105,086
154,719	Emaar Properties PJSC	297,328

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

United Arab Emirates — 0.5% — (continued)
44,533	Emirates NBD Bank PJSC	$198,150
81,158	Emirates Telecommunications Group Co. PJSC	438,341
103,014	First Abu Dhabi Bank PJSC	383,569
85,755	Multiply Group PJSC*	88,914

	Total United Arab Emirates	2,640,169

United Kingdom — 1.1%
23,649	Anglo American PLC	625,348
63,700	Bank of Georgia Group PLC	2,808,115
618,959	Helios Towers PLC*	712,022
3,718	Pepco Group NV*	29,062
27,572	Unilever PLC	1,410,020

	Total United Kingdom	5,584,567

United States — 0.3%
16,162	BeiGene Ltd.*	261,061
3,931	EPAM Systems Inc.*	1,018,090
1,289	Legend Biotech Corp., ADR*	89,405
2,000	Parade Technologies Ltd.	56,147
1,973	Southern Copper Corp.	159,142

	Total United States	1,583,845

Uruguay — 1.3%
55,000	Arcos Dorados Holdings Inc., Class A Shares	542,850
7,647	Globant SA*	1,563,582
3,105	MercadoLibre Inc.*	4,261,178

	Total Uruguay	6,367,610

	TOTAL COMMON STOCKS (Cost — $449,507,950)	464,522,332

PREFERRED STOCKS — 1.4%

Brazil — 0.5%
124,615	Banco Bradesco SA, Class Preferred Shares	376,332
5,428	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	42,477
30,344	Cia Energetica de Minas Gerais, Class Preferred Shares	75,578
27,005	Gerdau SA, Class Preferred Shares	141,015
112,573	Itau Unibanco Holding SA, Class Preferred Shares	623,763
119,503	Itausa SA, Class Preferred Shares	223,054
110,151	Petroleo Brasileiro SA, Class Preferred Shares	710,695
557,000	Raizen SA, Class Preferred Shares	408,434
10,004	Telefonica Brasil SA, Class Preferred Shares	83,562

	Total Brazil	2,684,910

Chile — 0.0%@
3,309	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	204,322

Colombia — 0.0%@
9,320	Bancolombia SA, Class Preferred Shares	61,975

Mexico — 0.1%
354,820	Cemex SAB de CV, Class Preferred Shares*	282,791

Russia — 0.0%@
209,216	Surgutneftegas PJSC, Class Preferred Shares#	849

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value

PREFERRED STOCKS — 1.4% — (continued)

South Korea — 0.8%
719		Hyundai Motor Co., Class Preferred 2nd Shares	$56,447
565		Hyundai Motor Co., Class Preferred Shares	43,370
211		LG Chem Ltd., Class Preferred Shares	54,290
94,523		Samsung Electronics Co., Ltd., Class Preferred Shares	3,850,941

		Total South Korea	4,005,048

		TOTAL PREFERRED STOCKS (Cost — $8,005,629)	7,239,895

RIGHTS — 0.0%@

Brazil — 0.0%@
1,661		Itausa SA expires 9/22/23*	929

South Korea — 0.0%@
97		SK Innovation Co., Ltd. expires 9/12/23*	2,771

		TOTAL RIGHTS (Cost — $0)	3,700

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $457,513,579)	471,765,927

Face Amount†

SHORT-TERM INVESTMENTS (g) — 4.1%

MONEY MARKET FUND — 0.1%
$404,141		Invesco STIT — Government & Agency Portfolio, 5.189%, Institutional Class(h) (Cost — $404,141)	404,141

TIME DEPOSITS — 4.0%
		BBH — Grand Cayman:
2	SGD	2.810% due 9/4/23	1
956	ZAR	6.160% due 9/1/23	51
1,641,718	HKD	BNP Paribas — Paris, 1.200% due 9/1/23	209,337
2,248	EUR	Citibank — London, 2.630% due 9/1/23	2,438
8,960,663		Citibank — New York, 4.680% due 9/1/23	8,960,663
68,864	HKD	HSBC Bank — Hong Kong, 1.200% due 9/1/23	8,781
10,314,702		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	10,314,702
79,804	ZAR	Standard Chartered Bank — Johannesburg, 6.160% due 9/1/23	4,226
		Sumitomo Mitsui Banking Corp. — Tokyo:
6	EUR	2.630% due 9/1/23	7
91	GBP	4.170% due 9/1/23	115

		TOTAL TIME DEPOSITS (Cost — $19,500,321)	19,500,321

		TOTAL SHORT-TERM INVESTMENTS (Cost — $19,904,462)	19,904,462

		TOTAL INVESTMENTS — 100.2% (Cost — $477,418,041)	491,670,389

		Liabilities in Excess of Other Assets — (0.2)%	(1,082,370)

		TOTAL NET ASSETS — 100.0%	$490,588,019

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $18,826,586 and represents 3.8% of net assets.

(b)	Security trades on the Hong Kong exchange.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $13,934 and represents less than 0.05% of net assets.
(g)	Inclusive of all short-term holdings, including investments of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 4.0%.
(h)	Represents investments of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value. At August 31, 2023, the Fund held Level 3 securities in the amount of $41,805, representing less than 0.05% of net assets.

At August 31, 2023, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerging Markets Equity Fund	$488,446,168	$105,005,662	$(104,990,998)	$14,664

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PJSC	— Private Joint Stock Company
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Financials
Banks	17.6%
Insurance	3.4
Consumer Finance	1.2
Other	1.3
Information Technology
Semiconductors & Semiconductor Equipment	10.6
Technology Hardware, Storage & Peripherals	5.8
Electronic Equipment, Instruments & Components	2.5
Other	2.0
Consumer Discretionary	13.8
Communication Services	7.2
Industrials	7.2
Materials	6.4
Energy	5.8
Consumer Staples	4.4
Health Care	4.1
Utilities	1.4
Real Estate	1.3
Short-Term Investments	4.0

Total Investments	100.0	%+

^	As a percentage of total investments.

+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

At August 31, 2023, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini MSCI Emerging Markets Index September Futures	15	9/23	$744,441	$734,475	$(9,966)

At August 31, 2023, Emerging Markets Equity Fund had deposited cash of $32,994 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

MORTGAGE-BACKED SECURITIES — 31.3%

FHLMC — 7.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
$4,983,501	4.500% due 4/1/29 — 2/1/53	$4,739,653
3,657,005	5.500% due 1/1/30 — 7/1/53	3,625,521
100,000	4.600% due 2/1/30	96,940
17,499,328	3.000% due 3/1/31 — 6/1/52	15,272,185
5,745,418	1.500% due 5/1/31 — 11/1/50	4,696,703
31,671,953	2.500% due 11/1/31 — 5/1/52	26,496,688
16,111,274	4.000% due 9/1/32 — 1/1/53	15,030,890
300,000	4.650% due 1/1/33	294,227
12,461,542	3.500% due 4/1/33 — 6/1/52	11,348,835
6,239,339	5.000% due 12/1/34 — 7/1/53	6,075,020
41,506,797	2.000% due 3/1/36 — 4/1/52	33,634,754
1,590,138	6.000% due 5/1/38 — 4/1/53	1,596,482
5,545	7.000% due 3/1/39	5,898
1,871,618	6.500% due 9/1/39 — 5/1/53	1,904,348
88,741	2.104% (5-Year CMT Index + 1.285%) due 3/1/47(a)	83,642
279,124	2.871% (1-Year USD-LIBOR + 1.619%) due 11/1/47(a)	264,564
475,558	3.008% (1-Year USD-LIBOR + 1.628%) due 11/1/48(a)	445,292
111,508	3.099% (1-Year USD-LIBOR + 1.621%) due 2/1/50(a)	105,654

	Total FHLMC	125,717,296

FNMA — 19.1%
	Federal National Mortgage Association (FNMA):
15,638,076	4.500% due 3/1/24 — 8/1/58	14,927,278
17,981,218	4.000% due 4/1/24 — 6/1/57	16,740,703
17,985,960	3.500% due 11/1/25 — 12/1/52	16,338,750
4,671,147	5.500% due 3/1/26 — 9/1/56	4,641,569
62,576,260	2.500% due 11/1/27 — 6/1/62	52,523,821
34,101,767	3.000% due 12/1/27 — 10/1/52	29,918,086
300,000	4.490% due 6/1/28	295,345
925,198	2.930% due 7/1/28 — 6/1/30	845,137
3,037,182	5.000% due 3/1/29 — 7/1/53	2,962,959
75,399	3.160% due 5/1/29	69,144
200,000	4.310% due 2/1/30	194,144
300,000	3.800% due 6/1/30	282,079
100,000	4.740% due 6/1/30	98,030
6,747,938	1.500% due 6/1/31 — 8/1/51	5,579,074
457,636	2.149% due 2/1/32(a)	374,306
100,000	3.345% due 6/1/32	89,546
100,000	3.840% due 7/1/32	93,003
200,000	3.890% due 7/1/32	182,587
100,000	4.060% due 7/1/32	92,473
100,000	3.740% due 9/1/32	92,179
200,000	3.980% due 10/1/32	183,579
100,000	4.370% due 11/1/32	96,759
100,000	4.410% due 12/1/32	96,767
200,000	4.360% due 2/1/33	192,788
100,000	4.420% due 3/1/33	96,836
200,000	4.700% due 3/1/33	197,970
100,000	4.480% due 5/1/33	97,306
100,000	4.320% due 6/1/33	95,985
200,000	4.510% due 8/1/33	194,934
55,555	4.549% (1-Year Refinitiv USD IBOR Consumer Cash Fallbacks Term + 1.541%) due 3/1/34(a)	54,497

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

FNMA — 19.1% — (continued)
$2,179,137	6.000% due 8/1/34 — 7/1/53	$2,193,078
9,022	5.986% (1-Year Treasury Average Rate + 1.791%) due 10/1/35(a)	8,873
2,821	6.018% (1-Year Treasury Average Rate + 1.810%) due 11/1/35(a)	2,747
8,495	6.144% (1-Year Treasury Average Rate + 1.929%) due 11/1/35(a)	8,391
61,306,818	2.000% due 6/1/36 — 4/1/52	49,675,743
7,098	7.000% due 4/1/37	7,238
100,000	3.870% due 5/1/37	89,861
37,597	4.640% (1-Year USD-LIBOR + 1.265%) due 5/1/37(a)	36,590
296,991	6.500% due 9/1/37 — 2/1/53	304,296
13,350,000	2.500% due 10/1/52 — 9/1/53(b)	11,083,781
17,700,000	2.000% due 9/1/53 — 10/1/53(b)	14,142,563
27,425,000	3.000% due 9/1/53 — 10/1/53(b)	23,675,554
16,100,000	3.500% due 9/1/53(b)	14,390,633
14,975,000	4.000% due 9/1/53 — 10/1/53(b)	13,838,059
19,075,000	4.500% due 9/1/53 — 10/1/53(b)	18,104,660
26,875,000	5.000% due 9/1/53 — 10/1/53(b)	26,068,113
21,125,000	5.500% due 9/1/53(b)	20,867,951
100,000	6.000% due 9/1/53(b)	100,266
200,000	6.500% due 9/1/53(b)	203,094

	Total FNMA	342,449,125

GNMA — 5.2%
	Government National Mortgage Association (GNMA):
14,017	6.000% due 12/15/33 — 6/15/37	14,171
262,634	5.000% due 10/15/34 — 9/15/40	259,497
19,848	5.500% due 5/15/37 — 6/15/38	20,061
32,886	6.500% due 1/15/38 — 10/15/38	33,691
42,325	4.500% due 3/15/41	41,490
352,186	4.000% due 6/15/41 — 11/15/45	334,813
171,786	3.000% due 9/15/42 — 10/15/42	154,848
102,377	3.500% due 6/15/48 — 5/15/50	94,828
	Government National Mortgage Association II (GNMA):
578,410	6.000% due 7/20/37 — 12/20/52	582,255
5,855,270	4.500% due 1/20/40 — 4/20/53	5,620,936
2,195,011	5.000% due 7/20/40 — 4/20/53	2,151,452
5,379,532	4.000% due 11/20/40 — 11/20/52	5,059,897
2,900,000	5.500% due 9/1/41(b)	2,870,603
300,000	6.500% due 9/1/41(b)	303,984
17,728,740	3.000% due 1/20/43 — 4/20/53	15,677,050
8,792,473	3.500% due 6/20/43 — 12/20/52	8,049,029
13,545,111	2.500% due 9/20/50 — 9/20/52	11,528,393
8,804,982	2.000% due 10/20/50 — 4/20/52	7,299,397
1,344,669	5.500% due 11/20/52 — 4/20/53	1,331,731
1,200,000	2.000% due 9/1/53(b)	992,625
11,425,000	2.500% due 9/1/53(b)	9,738,920
2,800,000	3.000% due 9/1/53(b)	2,464,437
3,700,000	3.500% due 9/1/53(b)	3,361,508
3,100,000	4.000% due 9/1/53(b)	2,890,266
4,975,000	4.500% due 9/1/53(b)	4,740,825
5,800,000	5.000% due 9/1/53(b)	5,645,031
2,200,000	6.000% due 9/1/53(b)	2,206,875

	Total GNMA	93,468,613

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $591,362,902)	561,635,034

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 28.8%

Advertising — 0.0%@
$193,000	BBB+	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.650% due 11/1/24	$188,483

Aerospace/Defense — 1.0%
1,816,000	BBB+	BAE Systems Holdings Inc., Company Guaranteed Notes, 3.850% due 12/15/25(c)	1,751,174
		Boeing Co. (The), Senior Unsecured Notes:
530,000	BBB-	1.433% due 2/4/24	519,884
990,000	BBB-	4.875% due 5/1/25	976,221
1,350,000	BBB-	2.196% due 2/4/26	1,245,946
50,000	BBB-	3.100% due 5/1/26	47,118
70,000	BBB-	2.700% due 2/1/27	64,046
480,000	BBB-	2.800% due 3/1/27	438,632
260,000	BBB-	3.200% due 3/1/29	233,857
250,000	BBB-	5.150% due 5/1/30	246,156
440,000	BBB-	3.250% due 2/1/35	353,915
40,000	BBB-	3.550% due 3/1/38	30,750
420,000	BBB-	5.705% due 5/1/40	408,869
140,000	BBB-	3.750% due 2/1/50	102,184
1,120,000	BBB-	5.805% due 5/1/50	1,091,304
248,000	BBB-	3.950% due 8/1/59	178,254
260,000	BBB-	5.930% due 5/1/60	251,350
		General Dynamics Corp., Company Guaranteed Notes:
350,000	A-	3.750% due 5/15/28	334,461
10,000	A-	4.250% due 4/1/40	8,922
60,000	A-	4.250% due 4/1/50	52,939
82,000	BBB	L3 Technologies Inc., Company Guaranteed Notes, 3.850% due 12/15/26	78,400
		L3Harris Technologies Inc., Senior Unsecured Notes:
489,000	BBB	3.850% due 12/15/26	467,533
1,326,000	BBB	4.400% due 6/15/28	1,275,819
30,000	BBB	5.054% due 4/27/45	27,800
125,000	BBB	5.600% due 7/31/53	125,994
		Lockheed Martin Corp., Senior Unsecured Notes:
84,000	A-	3.550% due 1/15/26	81,333
90,000	A-	3.900% due 6/15/32	83,785
40,000	A-	4.500% due 5/15/36	37,989
236,000	A-	3.800% due 3/1/45	193,477
864,000	A-	4.150% due 6/15/53	729,786
		Northrop Grumman Corp., Senior Unsecured Notes:
160,000	BBB+	2.930% due 1/15/25	154,663
720,000	BBB+	3.250% due 1/15/28	671,020
566,000	BBB+	4.700% due 3/15/33	548,991
64,000	BBB+	4.750% due 6/1/43	58,248
282,000	BBB+	4.030% due 10/15/47	232,309
400,000	BBB+	5.250% due 5/1/50	393,716
926,000	BBB+	4.950% due 3/15/53	868,789
		Raytheon Co., Senior Unsecured Notes:
40,000	BBB+	7.200% due 8/15/27	42,250
24,000	BBB+	7.000% due 11/1/28	25,312
55,000	BBB+	4.200% due 12/15/44	42,689
		RTX Corp., Senior Unsecured Notes:
70,000	BBB+	3.150% due 12/15/24	67,885
410,000	BBB+	3.950% due 8/16/25	398,693
954,000	BBB+	4.125% due 11/16/28	910,814
140,000	BBB+	2.250% due 7/1/30	116,498
816,000	BBB+	2.375% due 3/15/32	657,747

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Aerospace/Defense — 1.0% — (continued)
$410,000	BBB+	4.500% due 6/1/42	$358,135
387,000	BBB+	3.750% due 11/1/46	294,997
115,000	BBB+	4.050% due 5/4/47	93,060
724,000	BBB+	2.820% due 9/1/51	453,483
563,000	BBB+	3.030% due 3/15/52	370,945
275,000	B+	TransDigm Inc., Senior Secured Notes, 6.750% due 8/15/28(c)	276,244

		Total Aerospace/Defense	18,474,386

Agriculture — 0.5%
		Altria Group Inc., Company Guaranteed Notes:
40,000	BBB	2.350% due 5/6/25	37,888
310,000	BBB	4.400% due 2/14/26	303,383
1,466,000	BBB	2.450% due 2/4/32	1,145,440
205,000	BBB	5.800% due 2/14/39	200,020
272,000	BBB	3.400% due 2/4/41	185,662
80,000	BBB	3.875% due 9/16/46	55,161
540,000	BBB	5.950% due 2/14/49	503,325
82,000	BBB	6.200% due 2/14/59	82,743
		BAT Capital Corp., Company Guaranteed Notes:
265,000	BBB+	3.557% due 8/15/27	245,902
348,000	BBB+	2.259% due 3/25/28	299,398
2,584,000	BBB+	4.540% due 8/15/47	1,877,462
107,000	BBB+	4.758% due 9/6/49	79,418
237,000	BBB+	3.984% due 9/25/50	156,878
680,000	BBB+	5.650% due 3/16/52	570,586
265,000	BBB+	7.081% due 8/2/53	260,976
		Imperial Brands Finance PLC, Company Guaranteed Notes:
400,000	BBB	3.125% due 7/26/24(c)	389,496
205,000	BBB	3.500% due 7/26/26(c)	192,700
		Philip Morris International Inc., Senior Unsecured Notes:
476,000	A-	5.125% due 11/17/27	475,283
210,000	A-	2.100% due 5/1/30	172,840
60,000	A-	4.500% due 3/20/42	50,909
961,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 5.850% due 8/15/45	835,731

		Total Agriculture	8,121,201

Airlines — 0.1%
41,664	A2(d)	Air Canada Class AA Pass-Through Trust, Pass-Thru Certificates, 3.300% due 1/15/30(c)	36,792
14,411	A3(d)	American Airlines Class AA Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 3.650% due 2/15/29	13,226
91,478	BB-	American Airlines Class B Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 4.400% due 9/22/23	91,275
41,500	BB-	American Airlines Class B Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 4.375% due 6/15/24(c)	40,393
514	BB	American Airlines Class B Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.750% due 10/15/25	480
		Delta Air Lines Inc., Senior Unsecured Notes:
200,000	BB+	2.900% due 10/28/24	193,927
210,000	BB+	7.375% due 1/15/26	216,207
		Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes:
172,502	Baa1(d)	4.500% due 10/20/25(c)	168,674
120,000	Baa1(d)	4.750% due 10/20/28(c)	115,283
248,000	Baa3(d)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(c)	247,424

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Airlines — 0.1% — (continued)
$95,743	Ba2(d)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(c)	$95,948
		United Airlines Class AA Pass-Through Trust, Pass-Thru Certificates:
3,417	A2(d)	3.100% due 7/7/28	3,124
37,591	A3(d)	2.875% due 10/7/28	33,605
496	A2(d)	3.500% due 3/1/30	446
47,252	A2(d)	4.150% due 8/25/31	44,106
66,143	A2(d)	2.700% due 5/1/32	55,896
3,174	Ba2(d)	United Airlines Class B Pass-Through Trust, Pass-Thru Certificates, 3.650% due 10/7/25	2,994
		United Airlines Inc., Senior Secured Notes:
130,000	BB	4.375% due 4/15/26(c)	122,561
810,000	BB	4.625% due 4/15/29(c)	721,252

		Total Airlines	2,203,613

Apparel — 0.0%@
		NIKE Inc., Senior Unsecured Notes:
40,000	AA-	2.400% due 3/27/25	38,288
360,000	AA-	2.750% due 3/27/27	336,648
140,000	AA-	2.850% due 3/27/30	125,138
100,000	AA-	3.250% due 3/27/40	80,716
220,000	AA-	3.375% due 3/27/50	170,132

		Total Apparel	750,922

Auto Manufacturers — 0.4%
		Ford Motor Co., Senior Unsecured Notes:
270,000	BB+	3.250% due 2/12/32	210,990
140,000	BB+	6.100% due 8/19/32	133,920
30,000	BB+	4.750% due 1/15/43	22,452
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
500,000	BB+	4.950% due 5/28/27	469,548
460,000	BB+	2.900% due 2/16/28	392,967
220,000	BB+	2.900% due 2/10/29	181,777
200,000	BB+	5.113% due 5/3/29	184,163
640,000	BB+	7.350% due 3/6/30	652,068
1,500,000	BB+	7.200% due 6/10/30	1,524,180
200,000	BB+	4.000% due 11/13/30	169,406
		General Motors Co., Senior Unsecured Notes:
440,000	BBB	6.125% due 10/1/25	441,914
71,000	BBB	5.400% due 10/15/29	68,630
250,000	BBB	6.250% due 10/2/43	235,416
455,000	BBB	5.200% due 4/1/45	376,534
		General Motors Financial Co., Inc.:
100,000	BBB	Company Guaranteed Notes, 4.350% due 1/17/27	95,195
		Senior Unsecured Notes:
142,000	BBB	6.050% due 10/10/25	142,203
656,000	BBB	5.800% due 6/23/28	651,163
		Nissan Motor Co., Ltd., Senior Unsecured Notes:
250,000	BB+	3.043% due 9/15/23(c)	249,780
600,000	BB+	3.522% due 9/17/25(c)	568,026
900,000	BB+	4.345% due 9/17/27(c)	825,038

		Total Auto Manufacturers	7,595,370

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.6%
$450,000	BBB	ABN AMRO Bank NV, Senior Unsecured Notes, 2.470% (1-Year CMT Index + 1.100%) due 12/13/29(a)(c)	$379,719
600,000	A-	Banco Santander SA, Senior Unsecured Notes, 2.746% due 5/28/25	568,005
		Bank of America Corp.:
		Senior Unsecured Notes:
490,000	A-	4.125% due 1/22/24	486,919
280,000	A-	4.000% due 4/1/24	277,277
630,000	A-	3.841% (SOFR + 1.110%) due 4/25/25(a)	621,068
210,000	A-	3.500% due 4/19/26	199,836
1,181,000	A-	1.197% (SOFR + 1.010%) due 10/24/26(a)	1,070,484
740,000	A-	1.658% (SOFR + 0.910%) due 3/11/27(a)	668,943
140,000	A-	1.734% (SOFR + 0.960%) due 7/22/27(a)	125,327
1,941,000	A-	3.824% (3-Month Term SOFR + 1.837%) due 1/20/28(a)	1,830,323
130,000	A-	4.376% (SOFR + 1.580%) due 4/27/28(a)	124,827
50,000	A-	3.593% (3-Month Term SOFR + 1.632%) due 7/21/28(a)	46,553
435,000	A-	3.419% (3-Month Term SOFR + 1.302%) due 12/20/28(a)	399,017
3,960,000	A-	3.970% (3-Month Term SOFR + 1.332%) due 3/5/29(a)	3,701,324
2,754,000	A-	5.202% (SOFR + 1.630%) due 4/25/29(a)	2,715,291
3,375,000	A-	2.087% (SOFR + 1.060%) due 6/14/29(a)	2,880,848
659,000	A-	3.974% (3-Month Term SOFR + 1.472%) due 2/7/30(a)	606,863
238,000	A-	2.884% (3-Month Term SOFR + 1.452%) due 10/22/30(a)	204,260
194,000	A-	2.496% (3-Month Term SOFR + 1.252%) due 2/13/31(a)	161,481
1,177,000	A-	2.592% (SOFR + 2.150%) due 4/29/31(a)	980,008
780,000	A-	1.922% (SOFR + 1.370%) due 10/24/31(a)	611,715
690,000	A-	2.687% (SOFR + 1.320%) due 4/22/32(a)	565,010
860,000	A-	2.299% (SOFR + 1.220%) due 7/21/32(a)	678,745
920,000	A-	2.572% (SOFR + 1.210%) due 10/20/32(a)	738,069
1,814,000	A-	2.972% (SOFR + 1.330%) due 2/4/33(a)	1,492,707
1,490,000	A-	4.571% (SOFR + 1.830%) due 4/27/33(a)	1,382,461
2,775,000	A-	5.288% (SOFR + 1.910%) due 4/25/34(a)	2,710,116
240,000	A-	5.000% due 1/21/44	228,537
530,000	A-	4.330% (3-Month Term SOFR + 1.782%) due 3/15/50(a)	449,398
310,000	A-	4.083% (3-Month Term SOFR + 3.412%) due 3/20/51(a)	249,370
		Subordinated Notes:
600,000	BBB+	4.200% due 8/26/24	589,671
740,000	BBB+	4.000% due 1/22/25	721,117
30,000	BBB+	7.250% due 10/15/25	30,763
40,000	BBB+	4.450% due 3/3/26	38,903
20,000	BBB+	4.250% due 10/22/26	19,213
		Bank of Montreal:
300,000	A-	Senior Unsecured Notes, 1.850% due 5/1/25	281,964
50,000	BBB+	Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(a)	44,279
		Bank of New York Mellon Corp. (The), Senior Unsecured Notes:
90,000	A	1.600% due 4/24/25	84,594
390,000	A	4.289% (SOFR + 1.418%) due 6/13/33(a)	359,173
440,000	A	5.834% (SOFR + 2.074%) due 10/25/33(a)	451,322
		Bank of Nova Scotia (The):
170,000	A-	Senior Unsecured Notes, 1.300% due 6/11/25	157,539
180,000	BBB+	Subordinated Notes, 4.588% (5-Year CMT Index + 2.050%) due 5/4/37(a)	155,586
		Barclays PLC:
820,000	BBB+	Senior Unsecured Notes, 4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(a)	779,542
200,000	BBB-	Subordinated Notes, 5.088% (3-Month USD-LIBOR + 3.054%) due 6/20/30(a)	183,518
		BNP Paribas SA:
470,000	BBB-	Junior Subordinated Notes, 8.500% (5-Year CMT Index + 4.354%)(a)(c)(e)	469,530

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.6% — (continued)
		Senior Unsecured Notes:
$1,810,000	A-	4.705% (3-Month Term SOFR + 2.497%) due 1/10/25(a)(c)	$1,800,163
220,000	A-	2.219% (SOFR + 2.074%) due 6/9/26(a)(c)	205,612
1,150,000	A-	4.400% due 8/14/28(c)	1,087,705
680,000	A+	5.125% (1-Year CMT Index + 1.450%) due 1/13/29(a)(c)	666,329
200,000	A-	2.871% (SOFR + 1.387%) due 4/19/32(a)(c)	162,697
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(c)	181,165
		Citigroup Inc.:
220,000	BB+	Junior Subordinated Notes, 5.950% (3-Month Term SOFR + 4.167%)(a)(e)	212,421
		Senior Unsecured Notes:
120,000	BBB+	3.106% (SOFR + 2.842%) due 4/8/26(a)	114,891
70,000	BBB+	4.658% (SOFR + 1.887%) due 5/24/28(a)	68,190
2,540,000	BBB+	3.520% (3-Month Term SOFR + 1.413%) due 10/27/28(a)	2,344,935
200,000	BBB+	4.075% (3-Month Term SOFR + 1.454%) due 4/23/29(a)	187,555
100,000	BBB+	3.980% (3-Month Term SOFR + 1.600%) due 3/20/30(a)	92,122
815,000	BBB+	2.976% (SOFR + 1.422%) due 11/5/30(a)	700,812
210,000	BBB+	4.412% (SOFR + 3.914%) due 3/31/31(a)	195,177
70,000	BBB+	2.572% (SOFR + 2.107%) due 6/3/31(a)	57,879
1,170,000	BBB+	2.561% (SOFR + 1.167%) due 5/1/32(a)	943,603
160,000	BBB+	2.520% (SOFR + 1.177%) due 11/3/32(a)	127,084
3,955,000	BBB+	3.057% (SOFR + 1.351%) due 1/25/33(a)	3,265,442
250,000	BBB+	3.785% (SOFR + 1.939%) due 3/17/33(a)	217,524
220,000	BBB+	4.910% (SOFR + 2.086%) due 5/24/33(a)	209,383
314,000	BBB+	8.125% due 7/15/39	391,310
196,000	BBB+	4.650% due 7/30/45	169,346
70,000	BBB+	4.650% due 7/23/48	60,808
		Subordinated Notes:
670,000	BBB	4.400% due 6/10/25	653,700
250,000	BBB	5.500% due 9/13/25	248,664
890,000	BBB	4.300% due 11/20/26	855,394
30,000	BBB	6.625% due 6/15/32	31,348
100,000	BBB	6.675% due 9/13/43	105,158
286,000	BBB	5.300% due 5/6/44	260,763
30,000	BBB	4.750% due 5/18/46	25,195
58,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 3.900% due 7/12/47(c)	48,061
		Cooperatieve Rabobank UA:
1,290,000	BBB+	Company Guaranteed Notes, 4.375% due 8/4/25	1,251,111
		Senior Unsecured Notes:
250,000	A-	3.649% (1-Year CMT Index + 1.220%) due 4/6/28(a)(c)	232,265
270,000	A-	3.758% (1-Year CMT Index + 1.420%) due 4/6/33(a)(c)	232,816
500,000	A-	Credit Agricole SA, Senior Unsecured Notes, 1.907% (SOFR + 1.676%) due 6/16/26(a)(c)	465,611
		Credit Suisse AG, Senior Unsecured Notes:
500,000	A	3.625% due 9/9/24	486,568
1,450,000	A	7.950% due 1/9/25	1,479,008
782,000	A	3.700% due 2/21/25	753,964
250,000	A	2.950% due 4/9/25	237,485
517,000	A	5.000% due 7/9/27	504,550
1,020,000	A	7.500% due 2/15/28	1,090,492
760,000	WD(f)	Credit Suisse Group AG, (Cost – $760,000, acquired 6/16/22), Junior Subordinated Notes, 9.750% (5-Year CMT Index + 6.383%)(a)(c)(e)(g)	36,100
		Danske Bank AS, Senior Unsecured Notes:
1,000,000	BBB+	5.375% due 1/12/24(c)	996,372
260,000	BBB+	4.298% (1-Year CMT Index + 1.750%) due 4/1/28(a)(c)	244,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.6% — (continued)
$11,000	BB+	Goldman Sachs Capital II, Limited Guaranteed Notes, 6.439% (3-Month Term SOFR + 1.029%)(a)(e)	$8,871
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
1,120,000	BBB+	1.217% due 12/6/23	1,106,762
265,000	BBB+	0.657% (SOFR + 0.505%) due 9/10/24(a)	264,793
689,000	BBB+	0.925% (SOFR + 0.486%) due 10/21/24(a)	683,616
140,000	BBB+	3.500% due 4/1/25	135,130
145,000	BBB+	3.272% (3-Month Term SOFR + 1.463%) due 9/29/25(a)	140,670
2,897,000	BBB+	5.798% (SOFR + 1.075%) due 8/10/26(a)	2,889,397
150,000	BBB+	3.500% due 11/16/26	141,022
685,000	BBB+	1.431% (SOFR + 0.798%) due 3/9/27(a)	614,478
1,460,000	BBB+	1.542% (SOFR + 0.818%) due 9/10/27(a)	1,289,806
218,000	BBB+	2.640% (SOFR + 1.114%) due 2/24/28(a)	197,362
70,000	BBB+	3.615% (SOFR + 1.846%) due 3/15/28(a)	65,476
1,816,000	BBB+	3.814% (3-Month Term SOFR + 1.420%) due 4/23/29(a)	1,681,577
2,566,000	BBB+	4.223% (3-Month Term SOFR + 1.563%) due 5/1/29(a)	2,418,272
100,000	BBB+	1.992% (SOFR + 1.090%) due 1/27/32(a)	77,939
1,672,000	BBB+	2.615% (SOFR + 1.281%) due 4/22/32(a)	1,354,267
900,000	BBB+	2.383% (SOFR + 1.248%) due 7/21/32(a)	711,917
1,990,000	BBB+	2.650% (SOFR + 1.264%) due 10/21/32(a)	1,598,114
210,000	BBB+	6.250% due 2/1/41	221,909
30,000	BBB+	3.210% (SOFR + 1.513%) due 4/22/42(a)	21,660
70,000	BBB+	2.908% (SOFR + 1.472%) due 7/21/42(a)	48,415
100,000	BBB+	4.750% due 10/21/45	90,003
		Subordinated Notes:
600,000	BBB	4.250% due 10/21/25	582,370
460,000	BBB	6.750% due 10/1/37	488,280
290,000	BBB	5.150% due 5/22/45	267,574
		HSBC Holdings PLC:
		Senior Unsecured Notes:
1,005,000	A-	2.099% (SOFR + 1.929%) due 6/4/26(a)	937,144
485,000	A-	1.589% (SOFR + 1.290%) due 5/24/27(a)	431,131
2,370,000	A-	2.206% (SOFR + 1.285%) due 8/17/29(a)	1,987,889
820,000	A-	3.973% (3-Month Term SOFR + 1.872%) due 5/22/30(a)	738,428
430,000	A-	2.804% (SOFR + 1.187%) due 5/24/32(a)	343,992
690,000	A-	6.332% (SOFR + 2.650%) due 3/9/44(a)	696,687
		Subordinated Notes:
220,000	BBB	4.762% (SOFR + 2.530%) due 3/29/33(a)	195,711
190,000	BBB	6.500% due 9/15/37	195,096
200,000	BB+	Intesa Sanpaolo SpA, Subordinated Notes, 5.017% due 6/26/24(c)	195,622
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
430,000	A-	4.023% (3-Month Term SOFR + 1.262%) due 12/5/24(a)	427,799
240,000	A-	3.845% (SOFR + 0.980%) due 6/14/25(a)	235,743
435,000	A-	0.969% (3-Month Term SOFR + 0.580%) due 6/23/25(a)	417,092
1,080,000	A-	1.561% (SOFR + 0.605%) due 12/10/25(a)	1,020,840
280,000	A-	2.083% (SOFR + 1.850%) due 4/22/26(a)	263,462
1,745,000	A-	1.578% (SOFR + 0.885%) due 4/22/27(a)	1,568,238
360,000	A-	1.470% (SOFR + 0.765%) due 9/22/27(a)	318,339
480,000	A-	4.203% (3-Month Term SOFR + 1.522%) due 7/23/29(a)	453,539
1,110,000	A-	4.452% (3-Month Term SOFR + 1.592%) due 12/5/29(a)	1,058,437
485,000	A-	3.702% (3-Month Term SOFR + 1.422%) due 5/6/30(a)	442,893
400,000	A-	4.565% (SOFR + 1.750%) due 6/14/30(a)	382,378
345,000	A-	2.739% (3-Month Term SOFR + 1.510%) due 10/15/30(a)	295,840

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.6% — (continued)
$150,000	A-	2.522% (SOFR + 2.040%) due 4/22/31(a)	$125,932
585,000	A-	1.953% (SOFR + 1.065%) due 2/4/32(a)	460,936
2,385,000	A-	2.580% (3-Month Term SOFR + 1.250%) due 4/22/32(a)	1,955,283
1,215,000	A-	2.545% (SOFR + 1.180%) due 11/8/32(a)	982,328
46,000	A-	2.963% (SOFR + 1.260%) due 1/25/33(a)	38,267
1,491,000	A-	5.350% (SOFR + 1.845%) due 6/1/34(a)	1,474,870
200,000	A-	3.964% (3-Month Term SOFR + 1.642%) due 11/15/48(a)	158,898
50,000	A-	3.109% (SOFR + 2.440%) due 4/22/51(a)	33,887
		Subordinated Notes:
270,000	BBB+	3.875% due 9/10/24	264,835
210,000	BBB+	4.250% due 10/1/27	203,134
750,000	BBB+	4.950% due 6/1/45	690,209
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
400,000	BBB+	3.900% due 3/12/24	395,638
200,000	BBB+	4.375% due 3/22/28	189,646
980,000	BBB+	4.976% (1-Year CMT Index + 2.300%) due 8/11/33(a)	907,773
445,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	428,656
		Macquarie Group Ltd., Senior Unsecured Notes:
540,000	BBB+	1.201% (SOFR + 0.694%) due 10/14/25(a)(c)	511,614
540,000	BBB+	1.340% (SOFR + 1.069%) due 1/12/27(a)(c)	484,595
250,000	AA+	National Securities Clearing Corp., Senior Unsecured Notes, 1.500% due 4/23/25(c)	235,312
		NatWest Group PLC, Senior Unsecured Notes:
955,000	BBB+	4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(a)	944,414
400,000	BBB+	5.076% (3-Month USD-LIBOR + 1.905%) due 1/27/30(a)	380,801
		PNC Financial Services Group Inc. (The), Senior Unsecured Notes:
270,000	A-	5.812% (SOFR + 1.322%) due 6/12/26(a)	269,819
470,000	A-	5.582% (SOFR + 1.841%) due 6/12/29(a)	466,150
1,220,000	A-	5.068% (SOFR + 1.933%) due 1/24/34(a)	1,157,491
		Royal Bank of Canada, Senior Unsecured Notes:
160,000	A	1.150% due 6/10/25	148,254
250,000	A	3.875% due 5/4/32	227,279
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	29,290
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
180,000	BBB	4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(a)	179,477
235,000	BBB	1.089% (SOFR + 0.787%) due 3/15/25(a)	227,849
790,000	BBB	1.532% (1-Year CMT Index + 1.250%) due 8/21/26(a)	717,445
1,440,000	BBB	1.673% (SOFR + 0.989%) due 6/14/27(a)	1,268,190
535,000	BBB-	Santander UK PLC, Subordinated Notes, 5.000% due 11/7/23(c)	533,087
		Toronto-Dominion Bank (The), Senior Unsecured Notes:
550,000	A	1.150% due 6/12/25	510,351
440,000	A	4.456% due 6/8/32	410,294
250,000	A-	Truist Financial Corp., Senior Unsecured Notes, 6.047% (SOFR + 2.050%) due 6/8/27(a)	249,920
		UBS Group AG:
1,070,000	BB	Junior Subordinated Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(e)	1,063,580
		Senior Unsecured Notes:
1,361,000	A-	3.750% due 3/26/25	1,315,495
439,000	A-	2.593% (SOFR + 1.560%) due 9/11/25(a)(c)	423,443
320,000	A-	4.550% due 4/17/26	309,770
370,000	A-	2.193% (SOFR + 2.044%) due 6/5/26(a)(c)	344,762
355,000	A-	6.373% (SOFR + 3.340%) due 7/15/26(a)(c)	356,570
900,000	A-	1.305% (SOFR + 0.980%) due 2/2/27(a)(c)	802,408
500,000	A-	4.751% (1-Year CMT Index + 1.750%) due 5/12/28(a)(c)	480,635
60,000	A-	3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(c)	55,186
511,000	A-	4.194% (SOFR + 3.730%) due 4/1/31(a)(c)	460,624

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.6% — (continued)
$2,415,000	A-	3.091% (SOFR + 1.730%) due 5/14/32(a)(c)	$1,991,851
496,000	A-	2.746% (1-Year CMT Index + 1.100%) due 2/11/33(a)(c)	390,946
4,800,000	A-	6.537% (SOFR + 3.920%) due 8/12/33(a)(c)	4,988,756
2,619,000	A-	9.016% (SOFR + 5.020%) due 11/15/33(a)(c)	3,174,185
		US Bancorp, Senior Unsecured Notes:
350,000	A	1.450% due 5/12/25	327,457
300,000	A	5.850% (SOFR + 2.090%) due 10/21/33(a)	299,106
1,365,000	A	4.839% (SOFR + 1.600%) due 2/1/34(a)	1,267,375
		Wells Fargo & Co.:
50,000	BB+	Junior Subordinated Notes, 5.875%(a)(e)	49,687
		Senior Unsecured Notes:
270,000	BBB+	3.750% due 1/24/24	267,889
300,000	BBB+	2.188% (SOFR + 2.000%) due 4/30/26(a)	282,234
500,000	BBB+	3.000% due 10/23/26	463,280
145,000	BBB+	3.526% (SOFR + 1.510%) due 3/24/28(a)	134,977
3,690,000	BBB+	3.584% (3-Month Term SOFR + 1.572%) due 5/22/28(a)	3,426,548
510,000	BBB+	2.393% (SOFR + 2.100%) due 6/2/28(a)	453,992
490,000	BBB+	4.150% due 1/24/29	462,302
370,000	BBB+	5.574% (SOFR + 1.740%) due 7/25/29(a)	368,548
305,000	BBB+	2.879% (3-Month Term SOFR + 1.432%) due 10/30/30(a)	261,343
187,000	BBB+	2.572% (3-Month Term SOFR + 1.262%) due 2/11/31(a)	156,242
100,000	BBB+	4.478% (3-Month Term SOFR + 4.032%) due 4/4/31(a)	93,633
4,775,000	BBB+	3.350% (SOFR + 1.500%) due 3/2/33(a)	4,024,566
290,000	BBB+	4.897% (SOFR + 2.100%) due 7/25/33(a)	273,741
625,000	BBB+	5.389% (SOFR + 2.020%) due 4/24/34(a)	609,213
430,000	BBB+	5.557% (SOFR + 1.990%) due 7/25/34(a)	424,704
3,350,000	BBB+	5.013% (3-Month Term SOFR + 4.502%) due 4/4/51(a)	3,028,193
		Subordinated Notes:
169,000	BBB	4.480% due 1/16/24	168,045
230,000	BBB	5.375% due 11/2/43	212,121
110,000	BBB	5.606% due 1/15/44	103,678
280,000	BBB	4.650% due 11/4/44	231,961
450,000	BBB	4.900% due 11/17/45	386,861
40,000	BBB	4.400% due 6/14/46	31,753
160,000	BBB	4.750% due 12/7/46	133,213

		Total Banks	136,291,538

Beverages — 0.3%
		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
340,000	A-	3.650% due 2/1/26	328,644
890,000	A-	4.900% due 2/1/46	829,011
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
140,000	A-	4.000% due 4/13/28	134,869
240,000	A-	4.750% due 1/23/29	237,844
644,000	A-	3.500% due 6/1/30	592,991
160,000	A-	4.350% due 6/1/40	143,378
22,000	A-	4.600% due 4/15/48	19,830
270,000	A-	5.550% due 1/23/49	277,032
650,000	BBB-	Bacardi Ltd., Company Guaranteed Notes, 4.450% due 5/15/25(c)	633,513
		Coca-Cola Co. (The), Senior Unsecured Notes:
110,000	A+	3.375% due 3/25/27	105,442
160,000	A+	1.450% due 6/1/27	142,927
190,000	A+	2.500% due 6/1/40	137,615
60,000	A+	2.600% due 6/1/50	39,948

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Beverages — 0.3% — (continued)
		Constellation Brands Inc., Senior Unsecured Notes:
$100,000	BBB	3.600% due 5/9/24	$98,493
130,000	BBB	4.350% due 5/9/27	125,925
30,000	BBB	2.250% due 8/1/31	24,178
		Molson Coors Beverage Co., Company Guaranteed Notes:
50,000	BBB-	3.000% due 7/15/26	46,862
60,000	BBB-	4.200% due 7/15/46	47,609
		PepsiCo Inc., Senior Unsecured Notes:
20,000	A+	2.625% due 3/19/27	18,651
150,000	A+	1.625% due 5/1/30	123,599
60,000	A+	2.875% due 10/15/49	42,497
297,000	CCC+	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(c)	252,735

		Total Beverages	4,403,593

Biotechnology — 0.3%
		Amgen Inc., Senior Unsecured Notes:
70,000	BBB+	3.625% due 5/22/24	68,988
670,000	BBB+	5.150% due 3/2/28	669,180
180,000	BBB+	4.050% due 8/18/29	170,151
520,000	BBB+	2.450% due 2/21/30	442,848
520,000	BBB+	5.250% due 3/2/33	517,669
340,000	BBB+	5.600% due 3/2/43	333,802
256,000	BBB+	3.375% due 2/21/50	179,351
180,000	BBB+	4.200% due 2/22/52	143,631
114,000	BBB+	4.875% due 3/1/53	101,294
160,000	BBB+	5.650% due 3/2/53	158,763
513,000	BBB+	4.400% due 2/22/62	407,824
653,000	BBB+	5.750% due 3/2/63	645,491
114,000	BBB+	Biogen Inc., Senior Unsecured Notes, 2.250% due 5/1/30	93,952
		Gilead Sciences Inc., Senior Unsecured Notes:
310,000	BBB+	3.700% due 4/1/24	306,431
60,000	BBB+	3.650% due 3/1/26	57,739
137,000	BBB+	4.000% due 9/1/36	121,239
408,000	BBB+	2.600% due 10/1/40	285,674
218,000	BBB+	4.800% due 4/1/44	200,800
171,000	BBB+	4.500% due 2/1/45	150,470
130,000	BBB+	4.750% due 3/1/46	118,509

		Total Biotechnology	5,173,806

Building Materials — 0.0%@
30,000	BB-	Builders FirstSource Inc., Company Guaranteed Notes, 4.250% due 2/1/32(c)	25,531

Chemicals — 0.2%
4,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 4.500% due 12/1/28	3,826
		International Flavors & Fragrances Inc.:
130,000	BBB-	Company Guaranteed Notes, 3.468% due 12/1/50(c)	80,950
		Senior Unsecured Notes:
1,801,000	BBB-	2.300% due 11/1/30(c)	1,399,336
20,000	BBB-	5.000% due 9/26/48	15,915
21,000	BBB	LYB International Finance III LLC, Company Guaranteed Notes, 4.200% due 5/1/50	15,617
600,000	BBB	MEGlobal BV, Company Guaranteed Notes, 4.250% due 11/3/26(c)	576,038
30,000	BBB	Monsanto Co., Senior Unsecured Notes, 4.400% due 7/15/44	21,580
		OCP SA, Senior Unsecured Notes:
200,000	BB+	4.500% due 10/22/25(c)	194,216
200,000	BB+	3.750% due 6/23/31(c)	165,553
400,000	BB+	5.125% due 6/23/51(c)	283,804

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Chemicals — 0.2% — (continued)
			Orbia Advance Corp. SAB de CV, Company Guaranteed Notes:
$270,000		BBB-	1.875% due 5/11/26(c)	$240,908
260,000		BBB-	2.875% due 5/11/31(c)	206,776
213,000		BBB	RPM International Inc., Senior Unsecured Notes, 3.750% due 3/15/27	199,897

			Total Chemicals	3,404,416

Coal — 0.0%@
			Teck Resources Ltd., Senior Unsecured Notes:
200,000		BBB-	3.900% due 7/15/30	178,151
10,000		BBB-	6.000% due 8/15/40	9,482

			Total Coal	187,633

Commercial Services — 0.2%
60,000		BB	Adtalem Global Education Inc., Senior Secured Notes, 5.500% due 3/1/28(c)	55,974
			Cintas Corp. No 2, Company Guaranteed Notes:
110,000		A-	3.700% due 4/1/27	105,663
90,000		A-	4.000% due 5/1/32	84,239
444,000		BBB	Equifax Inc., Senior Unsecured Notes, 5.100% due 6/1/28	434,424
			Global Payments Inc., Senior Unsecured Notes:
890,000		BBB-	2.150% due 1/15/27	793,723
100,000	EUR	BBB-	4.875% due 3/17/31	108,776
230,000		BBB-	5.400% due 8/15/32	225,718
553,000		BBB-	5.950% due 8/15/52	528,236
			Moody’s Corp., Senior Unsecured Notes:
372,000		BBB+	2.000% due 8/19/31	299,726
114,000		BBB+	4.250% due 8/8/32	107,289
296,000		BBB+	3.750% due 2/25/52	226,649
			PayPal Holdings Inc., Senior Unsecured Notes:
200,000		A-	1.650% due 6/1/25	187,472
190,000		A-	2.300% due 6/1/30	159,928
59,000		BBB+	RELX Capital Inc., Company Guaranteed Notes, 4.000% due 3/18/29	56,068
			United Rentals North America Inc.:
			Company Guaranteed Notes:
50,000		BB+	3.875% due 2/15/31	42,810
120,000		BB+	3.750% due 1/15/32	101,018
20,000		BBB-	Secured Notes, 3.875% due 11/15/27	18,541
60,000		B	Upbound Group Inc., Company Guaranteed Notes, 6.375% due 2/15/29(c)	54,564
60,000		B-	WASH Multifamily Acquisition Inc., Senior Secured Notes, 5.750% due 4/15/26(c)	55,698

			Total Commercial Services	3,646,516

Computers — 0.2%
			Apple Inc., Senior Unsecured Notes:
610,000		AA+	1.125% due 5/11/25	570,686
280,000		AA+	2.450% due 8/4/26	262,085
400,000		AA+	3.350% due 2/9/27	382,450
360,000		AA+	2.900% due 9/12/27	337,044
			Dell International LLC/EMC Corp.:
160,000		BBB	Company Guaranteed Notes, 3.450% due 12/15/51(c)	104,697
52,000		BBB	Senior Unsecured Notes, 8.350% due 7/15/46	63,849
491,000		BBB	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 5.250% due 7/1/28	486,966
680,000		A-	International Business Machines Corp., Senior Unsecured Notes, 3.000% due 5/15/24	667,701
			NCR Corp., Company Guaranteed Notes:
150,000		B	5.125% due 4/15/29(c)	136,583
60,000		B	5.250% due 10/1/30(c)	53,888

			Total Computers	3,065,949

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Cosmetics/Personal Care — 0.1%
$560,000	BBB	Haleon US Capital LLC, Company Guaranteed Notes, 3.375% due 3/24/29	$512,132
640,000	A	Kenvue Inc., Company Guaranteed Notes, 4.900% due 3/22/33(c)	637,248
		Procter & Gamble Co. (The), Senior Unsecured Notes:
30,000	AA-	2.800% due 3/25/27	28,152
80,000	AA-	3.000% due 3/25/30	73,185

		Total Cosmetics/Personal Care	1,250,717

Distribution/Wholesale — 0.1%
1,350,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 3.875% due 12/15/28(c)	1,179,945

Diversified Financial Services — 0.8%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
280,000	BBB	4.875% due 1/16/24	278,662
190,000	BBB	3.150% due 2/15/24	187,394
1,800,000	BBB	2.450% due 10/29/26	1,620,405
540,000	BBB	3.000% due 10/29/28	468,236
2,327,000	BBB	3.300% due 1/30/32	1,892,711
		Air Lease Corp., Senior Unsecured Notes:
495,000	BBB	3.250% due 3/1/25	474,004
200,000	BBB	3.375% due 7/1/25	190,734
725,000	BBB	2.875% due 1/15/26	678,078
230,000	BBB	5.300% due 2/1/28	226,049
		American Express Co., Senior Unsecured Notes:
190,000	BBB+	3.375% due 5/3/24	187,083
220,000	BBB+	4.050% due 5/3/29	209,074
		Avolon Holdings Funding Ltd.:
		Company Guaranteed Notes:
285,000	BBB-	2.875% due 2/15/25(c)	269,079
75,000	BBB-	3.250% due 2/15/27(c)	67,526
1,563,000	BBB-	2.528% due 11/18/27(c)	1,335,442
230,000	BBB-	Senior Unsecured Notes, 2.750% due 2/21/28(c)	198,020
		Capital One Financial Corp.:
361,000	BBB	Senior Unsecured Notes, 5.817% (SOFR + 2.600%) due 2/1/34(a)	343,287
40,000	BBB-	Subordinated Notes, 2.359% (SOFR + 1.337%) due 7/29/32(a)	28,559
		Charles Schwab Corp. (The), Senior Unsecured Notes:
700,000	A-	5.875% due 8/24/26	704,433
397,000	A-	5.853% (SOFR + 2.500%) due 5/19/34(a)	397,723
140,000	A-	6.136% (SOFR + 2.010%) due 8/24/34(a)	142,614
100,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	96,304
996,000	A	Credit Suisse USA Inc., Company Guaranteed Notes, 7.125% due 7/15/32	1,112,173
		Intercontinental Exchange Inc., Senior Unsecured Notes:
141,000	A-	2.100% due 6/15/30	116,465
480,000	A-	1.850% due 9/15/32	365,988
540,000	A-	4.600% due 3/15/33	516,675
60,000	A-	4.950% due 6/15/52	56,067
200,000	BB	Jane Street Group/JSG Finance Inc., Senior Secured Notes, 4.500% due 11/15/29(c)	175,753
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(c)	27,162
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17*#(i)(k)	–
535,000	A	LSEGA Financing PLC, Company Guaranteed Notes, 2.000% due 4/6/28(c)	462,665
30,000	A+	Mastercard Inc., Senior Unsecured Notes, 3.850% due 3/26/50	24,958
821,000	BBB	Nasdaq Inc., Senior Unsecured Notes, 5.550% due 2/15/34	820,465
60,000	BBB-	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 5.500% due 2/15/24(c)	59,614
150,000	AA	USAA Capital Corp., Senior Unsecured Notes, 2.125% due 5/1/30(c)	124,012

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 0.8% — (continued)
		Visa Inc., Senior Unsecured Notes:
$570,000	AA-	3.150% due 12/14/25	$547,013
210,000	AA-	2.050% due 4/15/30	178,488
380,000	AA-	4.300% due 12/14/45	344,315

		Total Diversified Financial Services	14,927,230

Electric — 1.8%
		AEP Texas Inc., Senior Unsecured Notes:
697,000	A-	5.400% due 6/1/33	690,093
82,000	A-	3.450% due 1/15/50	56,954
191,000	A-	3.450% due 5/15/51	129,322
126,000	A-	5.250% due 5/15/52	116,291
		AEP Transmission Co. LLC, Senior Unsecured Notes:
505,000	A-	3.750% due 12/1/47	392,404
120,000	A-	2.750% due 8/15/51	74,591
431,000	A-	4.500% due 6/15/52	372,591
169,000	A-	5.400% due 3/15/53	168,045
		Alabama Power Co., Senior Unsecured Notes:
17,000	A-	5.200% due 6/1/41	15,487
64,000	A-	3.700% due 12/1/47	48,164
60,000	A-	3.450% due 10/1/49	42,697
116,000	A-	3.125% due 7/15/51	76,470
100,000	A-	3.000% due 3/15/52	64,926
		Ameren Illinois Co., 1st Mortgage Notes:
161,000	A	3.250% due 3/15/50	113,754
95,000	A	2.900% due 6/15/51	61,326
342,000	BBB+	American Electric Power Co., Inc., Senior Unsecured Notes, 5.950% due 11/1/32	352,040
542,000	BBB	American Transmission Systems Inc., Senior Unsecured Notes, 2.650% due 1/15/32(c)	444,662
850,000	BBB+	Arizona Public Service Co., Senior Unsecured Notes, 3.350% due 5/15/50	567,692
196,000	A	Atlantic City Electric Co., 1st Mortgage Notes, 4.000% due 10/15/28	186,114
		Baltimore Gas & Electric Co., Senior Unsecured Notes:
6,000	A	3.500% due 8/15/46	4,403
150,000	A	3.750% due 8/15/47	113,888
130,000	A	3.200% due 9/15/49	88,275
67,000	A	2.900% due 6/15/50	43,207
223,000	A	4.550% due 6/1/52	192,933
		CenterPoint Energy Houston Electric LLC:
		1st Mortgage Notes:
146,000	A	3.350% due 4/1/51	104,937
126,000	A	3.600% due 3/1/52	93,763
		General Refinance Mortgage:
179,000	A	4.450% due 10/1/32	170,099
142,000	A	4.950% due 4/1/33	139,823
15,000	A	3.950% due 3/1/48	12,070
108,000	A	4.250% due 2/1/49	90,487
		Commonwealth Edison Co., 1st Mortgage Notes:
78,000	A	3.125% due 3/15/51	52,724
299,000	A	2.750% due 9/1/51	184,544
128,000	A	3.850% due 3/15/52	97,714
146,000	A	5.300% due 2/1/53	143,273
		Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
60,000	A-	3.350% due 4/1/30	54,239
40,000	A-	3.950% due 4/1/50	31,721
258,000	A-	6.150% due 11/15/52	277,012

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.8% — (continued)
		Consumers Energy Co., 1st Mortgage Notes:
$345,000	A	4.625% due 5/15/33	$334,937
117,000	A	3.100% due 8/15/50	80,775
256,000	A	3.500% due 8/1/51	189,320
53,000	A	2.650% due 8/15/52	33,028
313,000	A	4.200% due 9/1/52	258,251
		DTE Electric Co.:
108,000	A	1st Mortgage Notes, 5.400% due 4/1/53	107,603
		General Refinance Mortgage:
30,000	A	4.050% due 5/15/48	24,336
250,000	A	3.950% due 3/1/49	198,398
376,000	A	3.250% due 4/1/51	263,098
123,000	A	3.650% due 3/1/52	92,184
		Duke Energy Carolinas LLC, 1st Mortgage Notes:
1,398,000	A	3.950% due 11/15/28	1,332,190
68,000	A	2.450% due 2/1/30	58,480
188,000	A	4.950% due 1/15/33	185,402
500,000	A	4.250% due 12/15/41	424,054
205,000	A	3.200% due 8/15/49	141,238
395,000	A	3.550% due 3/15/52	287,779
352,000	A	5.350% due 1/15/53	342,723
500,000	BBB	Duke Energy Corp., Senior Unsecured Notes, 2.550% due 6/15/31	409,071
		Duke Energy Florida LLC, 1st Mortgage Notes:
334,000	A	2.500% due 12/1/29	288,323
733,000	A	1.750% due 6/15/30	591,435
24,000	A	4.200% due 7/15/48	19,689
226,000	A	5.950% due 11/15/52	236,520
495,000	A	Duke Energy Ohio Inc., 1st Mortgage Notes, 3.650% due 2/1/29	461,926
		Duke Energy Progress LLC, 1st Mortgage Notes:
130,000	A	3.450% due 3/15/29	119,439
411,000	A	5.250% due 3/15/33	411,852
287,000	A	4.150% due 12/1/44	234,716
67,000	A	2.900% due 8/15/51	42,791
		Edison International, Senior Unsecured Notes:
333,000	BBB-	5.750% due 6/15/27	333,845
550,000	BBB-	5.250% due 11/15/28	537,691
431,000	BBB-	6.950% due 11/15/29	454,520
87,000	A	Entergy Arkansas LLC, 1st Mortgage Notes, 3.350% due 6/15/52	59,643
		Entergy Louisiana LLC:
		1st Mortgage Notes:
168,000	A	1.600% due 12/15/30	130,380
513,000	A	2.350% due 6/15/32	408,791
47,000	A	Collateral Trust, 3.050% due 6/1/31	40,407
81,000	A	Entergy Mississippi LLC, 1st Mortgage Notes, 3.500% due 6/1/51	56,505
125,000	A	Entergy Texas Inc., 1st Mortgage Notes, 3.450% due 12/1/27	114,549
73,000	A+	Evergy Metro Inc., General Refinance Mortgage, 4.125% due 4/1/49	57,285
436,000	BBB+	Eversource Energy, Senior Unsecured Notes, 5.450% due 3/1/28	437,569
		Exelon Corp., Senior Unsecured Notes:
85,000	BBB	5.625% due 6/15/35	84,896
143,000	BBB	4.700% due 4/15/50	121,596
115,000	BBB	5.600% due 3/15/53	111,151
		FirstEnergy Corp., Senior Unsecured Notes:
60,000	BB+	1.600% due 1/15/26	54,537
470,000	BB+	4.150% due 7/15/27	443,871
300,000	BB+	5.100% due 7/15/47	261,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.8% — (continued)
		FirstEnergy Transmission LLC, Senior Unsecured Notes:
$987,000	BB+	4.350% due 1/15/25(c)	$961,395
750,000	BB+	4.550% due 4/1/49(c)	609,296
		Florida Power & Light Co., 1st Mortgage Notes:
251,000	A+	3.950% due 3/1/48	204,296
540,000	A+	3.990% due 3/1/49	438,002
500,000	BBB+	ITC Holdings Corp., Senior Unsecured Notes, 5.400% due 6/1/33(c)	491,956
700,000	BBB	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(c)	693,487
485,000	BBB	Metropolitan Edison Co., Senior Unsecured Notes, 4.300% due 1/15/29(c)	459,644
		MidAmerican Energy Co., 1st Mortgage Notes:
255,000	A+	3.100% due 5/1/27	237,436
100,000	A+	3.150% due 4/15/50	67,720
615,000	BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 5.749% due 9/1/25	616,363
		Northern States Power Co., 1st Mortgage Notes:
211,000	A+	2.900% due 3/1/50	139,168
169,000	A+	2.600% due 6/1/51	103,630
255,000	A+	3.200% due 4/1/52	173,739
67,000	BBB-	NRG Energy Inc., Senior Secured Notes, 2.450% due 12/2/27(c)	56,895
		Ohio Power Co., Senior Unsecured Notes:
113,000	A-	2.600% due 4/1/30	95,930
781,000	A-	5.000% due 6/1/33	762,208
166,000	A-	4.000% due 6/1/49	130,254
118,000	A-	2.900% due 10/1/51	74,787
		Oncor Electric Delivery Co. LLC, Senior Secured Notes:
327,000	A+	2.750% due 5/15/30	283,000
281,000	A+	4.550% due 9/15/32	267,985
98,000	A+	3.100% due 9/15/49	66,733
		Pacific Gas & Electric Co., 1st Mortgage Notes:
420,000	BBB-	4.950% due 6/8/25	411,085
500,000	BBB-	5.450% due 6/15/27	489,319
158,000	BBB-	2.500% due 2/1/31	123,350
238,000	BBB-	6.150% due 1/15/33	232,097
351,000	BBB-	6.400% due 6/15/33	346,681
83,000	BBB-	4.950% due 7/1/50	64,315
55,000	BBB-	6.700% due 4/1/53	53,580
		PECO Energy Co., 1st Mortgage Notes:
148,000	A	3.050% due 3/15/51	98,750
634,000	A	4.600% due 5/15/52	557,162
560,000	BBB	Pennsylvania Electric Co., Senior Unsecured Notes, 4.150% due 4/15/25(c)	541,729
189,000	A+	Public Service Co. of New Hampshire, 1st Mortgage Notes, 5.150% due 1/15/53	183,718
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 3.850% due 8/1/25	478,116
		Public Service Electric & Gas Co., 1st Mortgage Notes:
1,116,000	A	3.700% due 5/1/28	1,059,663
199,000	A	3.200% due 5/15/29	180,958
285,000	A	4.900% due 12/15/32	281,908
		San Diego Gas & Electric Co., 1st Mortgage Notes:
230,000	A	3.320% due 4/15/50	158,628
270,000	A	5.350% due 4/1/53	262,054
		Southern California Edison Co., 1st Mortgage Notes:
475,000	A-	1.200% due 2/1/26	431,938
740,000	A-	5.950% due 11/1/32	768,169
132,000	A-	5.875% due 12/1/53	131,630
570,000	A-	Southwestern Electric Power Co., Senior Unsecured Notes, 5.300% due 4/1/33	558,732

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Electric — 1.8% — (continued)
			Southwestern Public Service Co., 1st Mortgage Notes:
$136,000		A	4.400% due 11/15/48	$111,030
87,000		A	3.150% due 5/1/50	57,691
115,000		BBB+	Tampa Electric Co., Senior Unsecured Notes, 3.625% due 6/15/50	83,519
			TenneT Holding BV, Senior Unsecured Notes:
540,000	EUR	A3(d)	4.500% due 10/28/34	621,316
340,000	EUR	A3(d)	4.750% due 10/28/42	401,777
210,000		A	Union Electric Co., 1st Mortgage Notes, 5.450% due 3/15/53	206,812
68,000		BBB+	Virginia Electric & Power Co., Senior Unsecured Notes, 6.000% due 5/15/37	69,976

			Total Electric	32,646,281

Electronics — 0.0%@
110,000		A	Honeywell International Inc., Senior Unsecured Notes, 1.350% due 6/1/25	103,144

Engineering & Construction — 0.0%@
182,000		CCC+	Artera Services LLC, Senior Secured Notes, 9.033% due 12/4/25(c)	169,515
200,000	EUR	BB+	Cellnex Finance Co. SA, Company Guaranteed Notes, 2.000% due 9/15/32	172,728

			Total Engineering & Construction	342,243

Entertainment — 0.2%
			Warnermedia Holdings Inc., Company Guaranteed Notes:
200,000		BBB-	6.412% due 3/15/26	200,318
80,000		BBB-	3.755% due 3/15/27	75,026
510,000		BBB-	4.054% due 3/15/29	469,170
370,000		BBB-	4.279% due 3/15/32	326,893
910,000		BBB-	5.050% due 3/15/42	749,211
2,861,000		BBB-	5.141% due 3/15/52	2,282,510
160,000		B+	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Company Guaranteed Notes, 7.125% due 2/15/31(c)	157,226

			Total Entertainment	4,260,354

Environmental Control — 0.1%
			Republic Services Inc., Senior Unsecured Notes:
130,000		BBB+	2.500% due 8/15/24	126,090
384,000		BBB+	3.375% due 11/15/27	357,555
409,000		B-	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(c)	385,894

			Total Environmental Control	869,539

Food — 0.2%
50,000		A	Hershey Co. (The), Senior Unsecured Notes, 0.900% due 6/1/25	46,422
			JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.:
			Company Guaranteed Notes:
420,000		Baa3(d)	3.000% due 2/2/29	360,658
465,000		BBB-(f)	3.000% due 5/15/32	367,522
115,000		BBB-	5.750% due 4/1/33	109,649
350,000		BBB-	6.500% due 12/1/52	335,839
275,000		BBB-(f)	Senior Unsecured Notes, 5.500% due 1/15/30	266,439
			Kraft Heinz Foods Co., Company Guaranteed Notes:
10,000		BBB	3.000% due 6/1/26	9,430
40,000		BBB	4.250% due 3/1/31	37,514
10,000		BBB	6.750% due 3/15/32	10,896
40,000		BBB	5.000% due 7/15/35	38,892
30,000		BBB	6.875% due 1/26/39	32,911
10,000		BBB	7.125% due 8/1/39(c)	10,970
10,000		BBB	4.625% due 10/1/39	8,821

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Food — 0.2% — (continued)
$60,000		BBB	5.000% due 6/4/42	$54,879
280,000		BBB	5.200% due 7/15/45	257,707
110,000		BBB	4.375% due 6/1/46	91,126
80,000		BBB	5.500% due 6/1/50	77,309
			Mars Inc., Company Guaranteed Notes:
110,000		A+	2.700% due 4/1/25(c)	105,598
350,000		A+	3.200% due 4/1/30(c)	316,148
330,000		BBB	Mondelez International Inc., Senior Unsecured Notes, 1.500% due 5/4/25	308,808
			Pilgrim’s Pride Corp., Company Guaranteed Notes:
300,000		BBB-	5.875% due 9/30/27(c)	296,911
72,000		BBB-	3.500% due 3/1/32	58,047
75,000		BBB-	6.250% due 7/1/33	74,530
400,000		B+	Post Holdings Inc., Company Guaranteed Notes, 5.750% due 3/1/27(c)	391,310
285,000		BBB+	Tyson Foods Inc., Senior Unsecured Notes, 3.900% due 9/28/23	284,611

			Total Food	3,952,947

Forest Products & Paper — 0.1%
52,000		BBB	International Paper Co., Senior Unsecured Notes, 4.800% due 6/15/44	44,893
			Suzano Austria GmbH, Company Guaranteed Notes:
380,000		BBB-	3.750% due 1/15/31	321,996
770,000		BBB-	3.125% due 1/15/32	608,992

			Total Forest Products & Paper	975,881

Gas — 0.2%
82,000		A-	Atmos Energy Corp., Senior Unsecured Notes, 4.125% due 10/15/44	67,498
			CenterPoint Energy Resources Corp., Senior Unsecured Notes:
235,000		BBB+	5.250% due 3/1/28	234,527
71,000		BBB+	1.750% due 10/1/30	56,431
1,270,000		BBB+	KeySpan Gas East Corp., Senior Unsecured Notes, 5.994% due 3/6/33(c)	1,263,834
260,000	EUR	Baa1(d)	National Gas Transmission PLC, Senior Unsecured Notes, 4.250% due 4/5/30	281,734
80,000		BBB+	NiSource Inc., Senior Unsecured Notes, 5.250% due 3/30/28	79,729
			Piedmont Natural Gas Co., Inc., Senior Unsecured Notes:
123,000		BBB+	3.500% due 6/1/29	111,622
101,000		BBB+	2.500% due 3/15/31	82,046
460,000		BBB+	5.050% due 5/15/52	406,668
			Southern Co. Gas Capital Corp., Company Guaranteed Notes:
215,000		BBB+	5.875% due 3/15/41	213,067
250,000		BBB+	4.400% due 5/30/47	200,520
255,000		BBB	Southwest Gas Corp., Senior Unsecured Notes, 5.450% due 3/23/28	254,431
75,000		A	Spire Missouri Inc., 1st Mortgage Notes, 4.800% due 2/15/33	73,015

			Total Gas	3,325,122

Healthcare — Products — 0.1%
			Abbott Laboratories, Senior Unsecured Notes:
164,000		AA-	3.750% due 11/30/26	159,016
70,000		AA-	4.750% due 11/30/36	69,606
150,000		AA-	4.900% due 11/30/46	146,400
			Alcon Finance Corp., Company Guaranteed Notes:
645,000		BBB+	3.000% due 9/23/29(c)	565,927
380,000		BBB+	2.600% due 5/27/30(c)	320,850
13,000		WR(d)	St Jude Medical LLC, Senior Unsecured Notes, 4.750% due 4/15/43	9,983
161,000		A-	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 2.000% due 10/15/31	129,953

			Total Healthcare — Products	1,401,735

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 0.9%
		Centene Corp., Senior Unsecured Notes:
$195,000	BBB-	4.250% due 12/15/27	$182,576
150,000	BBB-	4.625% due 12/15/29	138,079
30,000	BBB-	3.375% due 2/15/30	25,700
1,070,000	BBB-	3.000% due 10/15/30	896,018
625,000	BBB-	2.500% due 3/1/31	498,353
10,000	BBB-	2.625% due 8/1/31	7,965
100,000	A	City of Hope (The), Senior Secured Notes, 5.623% due 11/15/43	95,739
		CommonSpirit Health:
30,000	A-	Secured Notes, 4.350% due 11/1/42	25,079
		Senior Secured Notes:
183,000	A-	3.347% due 10/1/29	163,134
190,000	A-	2.782% due 10/1/30	159,914
175,000	AA	3.817% due 10/1/49	131,464
95,000	A-	3.910% due 10/1/50	71,501
205,000	AA	Corewell Health Obligated Group, Senior Unsecured Notes, 3.487% due 7/15/49	147,859
205,000	AA	Duke University Health System Inc., Senior Unsecured Notes, 3.920% due 6/1/47	168,497
		Elevance Health Inc., Senior Unsecured Notes:
1,120,000	A	3.650% due 12/1/27	1,055,932
300,000	A	4.100% due 5/15/32	277,210
248,000	A	4.550% due 3/1/48	213,735
103,000	A	3.125% due 5/15/50	69,831
140,000	A	4.550% due 5/15/52	120,724
116,000	A	6.100% due 10/15/52	123,514
33,000	A	4.850% due 8/15/54	27,972
140,000	A	Franciscan Missionaries of Our Lady Health System Inc., Secured Notes, 3.914% due 7/1/49	101,623
355,000	BBB-	Fresenius Medical Care US Finance III Inc., Company Guaranteed Notes, 1.875% due 12/1/26(c)	311,477
		HCA Inc., Company Guaranteed Notes:
40,000	BBB-	5.000% due 3/15/24	39,781
187,000	BBB-	5.250% due 4/15/25	185,278
756,000	BBB-	5.250% due 6/15/26	746,679
690,000	BBB-	5.375% due 9/1/26	685,180
131,000	BBB-	4.500% due 2/15/27	126,672
1,609,000	BBB-	5.625% due 9/1/28	1,606,059
90,000	BBB-	5.875% due 2/1/29	90,584
1,429,000	BBB-	4.125% due 6/15/29	1,320,222
466,000	BBB-	3.500% due 9/1/30	407,242
715,000	BBB-	3.625% due 3/15/32	615,745
985,000	BBB-	5.500% due 6/15/47	897,558
295,000	BBB-	5.250% due 6/15/49	257,746
278,000	BBB-	3.500% due 7/15/51	185,395
11,000	BBB-	4.625% due 3/15/52	8,833
41,000	AA	Hoag Memorial Hospital Presbyterian, Unsecured Notes, 3.803% due 7/15/52	31,756
		Humana Inc., Senior Unsecured Notes:
20,000	BBB+	4.500% due 4/1/25	19,713
128,000	BBB+	1.350% due 2/3/27	112,662
170,000	BBB+	3.950% due 3/15/27	163,261
50,000	BBB+	2.150% due 2/3/32	39,256
70,000	BBB+	4.625% due 12/1/42	60,085
40,000	BBB+	4.950% due 10/1/44	35,572
580,000	BBB-	IQVIA Inc., Senior Secured Notes, 5.700% due 5/15/28(c)	579,843
275,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 4.875% due 4/1/42	258,741
710,000	B-	ModivCare Escrow Issuer Inc., Senior Unsecured Notes, 5.000% due 10/1/29(c)	524,264
88,000	A+	Mount Nittany Medical Center Obligated Group, Unsecured Notes, 3.799% due 11/15/52	66,514

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 0.9% — (continued)
$90,000	Aa2(d)	Nationwide Children’s Hospital Inc., Unsecured Notes, 4.556% due 11/1/52	$82,486
90,000	AA	Presbyterian Healthcare Services, Unsecured Notes, 4.875% due 8/1/52	85,842
110,000	AA-	Queen’s Health Systems (The), Secured Notes, 4.810% due 7/1/52	101,218
240,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 2.607% due 12/13/51(c)	155,130
65,000	Aa2(d)	Seattle Children’s Hospital, Unsecured Notes, 2.719% due 10/1/50	41,354
		UnitedHealth Group Inc., Senior Unsecured Notes:
70,000	A+	3.750% due 7/15/25	68,230
60,000	A+	1.250% due 1/15/26	54,917
50,000	A+	3.875% due 12/15/28	47,878
90,000	A+	4.000% due 5/15/29	86,082
50,000	A+	2.000% due 5/15/30	41,695
510,000	A+	4.200% due 5/15/32	482,263
271,000	A+	4.750% due 7/15/45	251,618
223,000	A+	3.750% due 10/15/47	176,427
40,000	A+	4.250% due 6/15/48	33,986
30,000	A+	4.450% due 12/15/48	26,372
100,000	A+	3.700% due 8/15/49	77,739
296,000	A+	2.900% due 5/15/50	196,850
754,000	A+	3.250% due 5/15/51	536,197
120,000	A+	3.875% due 8/15/59	92,945
20,000	A+	3.125% due 5/15/60	13,190
149,000	A+	4.950% due 5/15/62	137,873

		Total Healthcare — Services	16,868,829

Home Builders — 0.0%@
		Lennar Corp., Company Guaranteed Notes:
90,000	BBB	4.500% due 4/30/24	89,306
130,000	BBB	4.750% due 11/29/27	126,107
10,000	BBB-	MDC Holdings Inc., Company Guaranteed Notes, 6.000% due 1/15/43	8,755

		Total Home Builders	224,168

Insurance — 0.6%
100,000	B	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Secured Notes, 4.250% due 10/15/27(c)	90,894
60,000	BBB+	American International Group Inc., Senior Unsecured Notes, 2.500% due 6/30/25	56,830
		Aon Corp., Company Guaranteed Notes:
22,000	A-	4.500% due 12/15/28	21,304
1,184,000	A-	2.800% due 5/15/30	1,019,203
		Aon Corp./Aon Global Holdings PLC, Company Guaranteed Notes:
631,000	A-	5.350% due 2/28/33	630,748
730,000	A-	3.900% due 2/28/52	561,022
505,000	BBB	Arthur J Gallagher & Co., Senior Unsecured Notes, 5.750% due 3/2/53	495,612
		Athene Global Funding:
400,000	A+	Secured Notes, 1.985% due 8/19/28(c)	331,451
835,000	A+	Senior Secured Notes, 6.035% (SOFR + 0.700%) due 5/24/24(a)(c)	828,998
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
460,000	AA	4.250% due 1/15/49	405,381
640,000	AA	3.850% due 3/15/52	510,633
70,000	A	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	67,118
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(c)	100,680
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(c)	867,830
4,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	3,217
261,000	A-	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 2.250% due 11/15/30	216,002
770,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	762,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Insurance — 0.6% — (continued)
$340,000	AA-	Metropolitan Life Global Funding I, Senior Secured Notes, 5.150% due 3/28/33(c)	$332,844
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 7.842% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(c)	849,163
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
20,000	AA-	6.850% due 12/16/39(c)	22,048
500,000	AA-	4.900% due 9/15/44(c)	448,844
995,000	AA-	3.300% due 5/15/50(c)	674,582
810,000	BBB+	Willis North America Inc., Company Guaranteed Notes, 5.350% due 5/15/33	783,213

		Total Insurance	10,080,304

Internet — 0.4%
		Alphabet Inc., Senior Unsecured Notes:
40,000	AA+	0.450% due 8/15/25	36,734
80,000	AA+	1.100% due 8/15/30	64,216
90,000	AA+	1.900% due 8/15/40	60,465
50,000	AA+	2.050% due 8/15/50	30,023
		Amazon.com Inc., Senior Unsecured Notes:
190,000	AA	0.800% due 6/3/25	176,511
60,000	AA	3.300% due 4/13/27	57,138
240,000	AA	1.200% due 6/3/27	211,442
220,000	AA	3.150% due 8/22/27	206,978
130,000	AA	3.450% due 4/13/29	122,386
120,000	AA	1.500% due 6/3/30	97,677
320,000	AA	2.100% due 5/12/31	265,654
360,000	AA	3.600% due 4/13/32	331,539
1,080,000	AA	3.875% due 8/22/37	973,813
160,000	AA	4.950% due 12/5/44	158,375
100,000	AA	4.050% due 8/22/47	86,387
348,000	AA	2.500% due 6/3/50	222,109
260,000	AA	3.100% due 5/12/51	185,945
40,000	AA	4.250% due 8/22/57	34,681
		Meta Platforms Inc., Senior Unsecured Notes:
533,000	AA-	4.450% due 8/15/52	452,193
800,000	AA-	5.600% due 5/15/53	805,859
413,000	AA-	4.650% due 8/15/62	351,701
55,000	B	Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., Senior Secured Notes, 4.750% due 4/30/27(c)	48,006
		Prosus NV, Senior Unsecured Notes:
200,000	BBB	3.680% due 1/21/30(c)	164,702
1,340,000	BBB	3.061% due 7/13/31(c)	1,019,311
		Tencent Holdings Ltd., Senior Unsecured Notes:
165,000	A+	3.975% due 4/11/29(c)	152,060
350,000	A+	3.840% due 4/22/51(c)	240,389

		Total Internet	6,556,294

Investment Companies — 0.0%@
200,000	A1(d)	Gaci First Investment Co., Company Guaranteed Notes, 5.250% due 10/13/32	200,484
		Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
200,000	BB	6.250% due 5/15/26	185,702
128,000	BB	5.250% due 5/15/27	112,458

		Total Investment Companies	498,644

Iron/Steel — 0.0%@
30,000	BBB-	ArcelorMittal SA, Senior Unsecured Notes, 7.000% due 10/15/39	30,956
425,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	443,348

		Total Iron/Steel	474,304

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Leisure Time — 0.0%@
$110,000	B+	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(c)	$102,210

Lodging — 0.2%
		Las Vegas Sands Corp., Senior Unsecured Notes:
860,000	BB+	3.200% due 8/8/24	830,417
1,250,000	BB+	2.900% due 6/25/25	1,180,128
		Sands China Ltd., Senior Unsecured Notes:
1,150,000	BBB-	5.375% due 8/8/25	1,112,653
200,000	BBB-	4.300% due 1/8/26	187,477
350,000	BBB-	2.800% due 3/8/27	305,122
200,000	BBB-	3.350% due 3/8/29	166,929

		Total Lodging	3,782,726

Machinery — Construction & Mining — 0.0%@
50,000	BB-	Vertiv Group Corp., Senior Secured Notes, 4.125% due 11/15/28(c)	44,936

Machinery — Diversified — 0.0%@
197,000	BBB	CNH Industrial Capital LLC, Company Guaranteed Notes, 4.550% due 4/10/28	190,632
		Deere & Co., Senior Unsecured Notes:
40,000	A	3.100% due 4/15/30	36,313
130,000	A	3.750% due 4/15/50	111,295
		Otis Worldwide Corp., Senior Unsecured Notes:
80,000	BBB	2.056% due 4/5/25	75,836
210,000	BBB	2.565% due 2/15/30	179,842

		Total Machinery — Diversified	593,918

Media — 1.1%
640,000	BB-	Cable One Inc., Company Guaranteed Notes, 4.000% due 11/15/30(c)	499,787
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
100,000	BB-	4.750% due 2/1/32(c)	82,841
100,000	BB-	4.500% due 5/1/32	81,164
700,000	BB-	4.500% due 6/1/33(c)	553,072
130,000	BB-	4.250% due 1/15/34(c)	99,673
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
850,000	BBB-	4.908% due 7/23/25	835,093
210,000	BBB-	3.750% due 2/15/28	192,245
260,000	BBB-	4.200% due 3/15/28	242,284
320,000	BBB-	5.050% due 3/30/29	304,823
330,000	BBB-	2.300% due 2/1/32	249,359
210,000	BBB-	4.400% due 4/1/33	184,788
50,000	BBB-	3.500% due 3/1/42	32,735
560,000	BBB-	5.375% due 5/1/47	447,717
1,009,000	BBB-	5.750% due 4/1/48	850,761
415,000	BBB-	5.125% due 7/1/49	319,667
730,000	BBB-	4.800% due 3/1/50	541,379
859,000	BBB-	3.900% due 6/1/52	550,262
1,225,000	BBB-	5.250% due 4/1/53	970,788
208,000	BBB-	3.850% due 4/1/61	124,417
1,002,000	BBB-	3.950% due 6/30/62	604,942
130,000	BBB-	5.500% due 4/1/63	102,253
		Comcast Corp., Company Guaranteed Notes:
480,000	A-	3.950% due 10/15/25	467,593
80,000	A-	3.150% due 3/1/26	76,420
70,000	A-	3.300% due 4/1/27	66,125
1,720,000	A-	4.150% due 10/15/28	1,658,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.1% — (continued)
$365,000	A-	2.650% due 2/1/30	$317,720
90,000	A-	3.400% due 4/1/30	82,150
270,000	A-	4.250% due 10/15/30	257,126
171,000	A-	4.400% due 8/15/35	158,776
7,000	A-	6.500% due 11/15/35	7,750
50,000	A-	3.900% due 3/1/38	42,681
20,000	A-	3.250% due 11/1/39	15,426
20,000	A-	3.750% due 4/1/40	16,471
27,000	A-	4.750% due 3/1/44	24,279
20,000	A-	3.400% due 7/15/46	14,662
30,000	A-	4.000% due 8/15/47	24,095
153,000	A-	3.969% due 11/1/47	122,768
20,000	A-	4.000% due 3/1/48	16,105
43,000	A-	3.999% due 11/1/49	34,339
60,000	A-	3.450% due 2/1/50	43,833
672,000	A-	2.800% due 1/15/51	426,785
149,000	A-	2.887% due 11/1/51	95,647
1,191,000	A-	4.049% due 11/1/52	953,837
439,000	A-	2.937% due 11/1/56	273,353
20,000	A-	4.950% due 10/15/58	18,455
22,000	A-	2.987% due 11/1/63	13,319
82,000	BBB	Cox Communications Inc., Senior Unsecured Notes, 3.150% due 8/15/24(c)	79,842
		CSC Holdings LLC:
		Company Guaranteed Notes:
825,000	B	6.500% due 2/1/29(c)	682,382
1,500,000	B	4.500% due 11/15/31(c)	1,067,761
300,000	CCC+	Senior Unsecured Notes, 5.750% due 1/15/30(c)	165,573
273,000	WR(d)	Diamond Sports Group LLC/Diamond Sports Finance Co., Secured Notes, 5.375% due 8/15/26*(c)(i)	6,773
		DISH DBS Corp.:
		Company Guaranteed Notes:
140,000	B-	7.750% due 7/1/26	104,741
70,000	B-	5.125% due 6/1/29	37,840
60,000	B	Senior Secured Notes, 5.250% due 12/1/26(c)	50,674
389,000	Baa3(d)	FactSet Research Systems Inc., Senior Unsecured Notes, 3.450% due 3/1/32	330,068
		Fox Corp., Senior Unsecured Notes:
200,000	BBB	4.030% due 1/25/24	198,457
430,000	BBB	5.476% due 1/25/39	390,609
84,000	BBB-	Paramount Global, Senior Unsecured Notes, 4.375% due 3/15/43	57,991
240,000	BBB-	Time Warner Cable Enterprises LLC, Senior Secured Notes, 8.375% due 7/15/33	267,689
		Time Warner Cable LLC, Senior Secured Notes:
50,000	BBB-	6.550% due 5/1/37	47,566
230,000	BBB-	7.300% due 7/1/38	232,863
270,000	BBB-	5.875% due 11/15/40	235,122
1,650,000	BBB-	5.500% due 9/1/41	1,357,180
210,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 5/15/29(c)	192,113
700,000	B+	VZ Secured Financing BV, Senior Secured Notes, 5.000% due 1/15/32(c)	571,311
		Walt Disney Co. (The), Company Guaranteed Notes:
25,000	A-	6.200% due 12/15/34	27,166
30,000	A-	6.650% due 11/15/37	33,837

		Total Media	19,236,096

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Mining — 0.4%
		Anglo American Capital PLC, Company Guaranteed Notes:
$550,000	BBB+	3.625% due 9/11/24(c)	$537,420
1,082,000	BBB+	4.750% due 4/10/27(c)	1,049,384
212,000	BBB+	2.250% due 3/17/28(c)	182,739
365,000	BBB+	5.500% due 5/2/33(c)	353,376
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB+	5.700% due 5/30/41	69,670
310,000	BBB+	5.750% due 5/1/43	310,671
150,000	A-	BHP Billsiton Finance USA Ltd., Company Guaranteed Notes, 5.000% due 9/30/43	145,219
200,000	B+	First Quantum Minerals Ltd., Company Guaranteed Notes, 8.625% due 6/1/31(c)	203,914
		Freeport-McMoRan Inc., Company Guaranteed Notes:
10,000	BB+	4.550% due 11/14/24	9,842
70,000	BB+	5.400% due 11/14/34	66,388
590,000	BB+	5.450% due 3/15/43	530,085
		Glencore Funding LLC, Company Guaranteed Notes:
710,000	BBB+	4.125% due 3/12/24(c)	703,533
510,000	BBB+	4.625% due 4/29/24(c)	505,697
260,000	BBB+	4.000% due 3/27/27(c)	247,226
656,000	BBB+	3.875% due 10/27/27(c)	615,392
139,000	BBB+	5.400% due 5/8/28(c)	137,694
657,000	BBB+	2.625% due 9/23/31(c)	523,679
		Newmont Corp., Company Guaranteed Notes:
156,000	BBB+	2.600% due 7/15/32	125,691
133,000	BBB+	5.875% due 4/1/35	134,256
1,060,000	BBB+	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	976,901
90,000	BBB-	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	85,305

		Total Mining	7,514,082

Miscellaneous Manufacturers — 0.1%
		3M Co., Senior Unsecured Notes:
150,000	BBB+	2.375% due 8/26/29	129,381
30,000	BBB+	3.050% due 4/15/30	26,853
530,000	BBB+	3.700% due 4/15/50	407,545
160,000	A-	Eaton Corp., Company Guaranteed Notes, 4.150% due 11/2/42	139,202
1,025,000	BBB+	General Electric Co., Senior Unsecured Notes, 6.106% (3-Month Term SOFR + 0.742%) due 8/15/36(a)	910,758
		Textron Inc., Senior Unsecured Notes:
403,000	BBB	3.375% due 3/1/28	369,079
218,000	BBB	3.900% due 9/17/29	200,564
336,000	BBB	2.450% due 3/15/31	276,646

		Total Miscellaneous Manufacturers	2,460,028

Oil & Gas — 2.0%
		Apache Corp., Senior Unsecured Notes:
60,000	BB+	7.750% due 12/15/29	62,568
286,000	BB+	5.100% due 9/1/40	238,061
20,000	BB+	5.250% due 2/1/42	16,437
132,000	BB+	4.750% due 4/15/43	100,941
60,000	BB+	4.250% due 1/15/44	41,116
90,000	BB+	5.350% due 7/1/49	72,134
		BP Capital Markets America Inc., Company Guaranteed Notes:
370,000	A-	3.410% due 2/11/26	355,852
190,000	A-	3.588% due 4/14/27	181,288
110,000	A-	3.633% due 4/6/30	101,689
426,000	A-	4.893% due 9/11/33	414,964

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 2.0% — (continued)
		Chevron Corp., Senior Unsecured Notes:
$190,000	AA-	1.554% due 5/11/25	$178,795
390,000	AA-	2.954% due 5/16/26	371,777
70,000	AA-	1.995% due 5/11/27	63,504
160,000	AA-	Chevron USA Inc., Company Guaranteed Notes, 3.850% due 1/15/28	154,748
		Continental Resources Inc., Company Guaranteed Notes:
870,000	BBB-	3.800% due 6/1/24	854,917
180,000	BBB-	2.268% due 11/15/26(c)	160,767
640,000	BBB-	4.375% due 1/15/28	602,977
120,000	BBB-	5.750% due 1/15/31(c)	114,808
160,000	BBB-	4.900% due 6/1/44	122,887
		Coterra Energy Inc., Senior Unsecured Notes:
950,000	BBB	3.900% due 5/15/27	904,005
150,000	BBB	4.375% due 3/15/29	141,190
		Devon Energy Corp., Senior Unsecured Notes:
616,000	BBB	5.250% due 9/15/24	612,383
410,000	BBB	5.850% due 12/15/25	412,322
32,000	BBB	5.250% due 10/15/27	31,776
142,000	BBB	5.875% due 6/15/28	142,243
20,000	BBB	4.500% due 1/15/30	18,700
460,000	BBB	5.600% due 7/15/41	427,379
10,000	BBB	4.750% due 5/15/42	8,350
910,000	BBB	5.000% due 6/15/45	779,768
		Diamondback Energy Inc., Company Guaranteed Notes:
1,473,000	BBB-	3.250% due 12/1/26	1,385,585
3,694,000	BBB-	3.500% due 12/1/29	3,343,512
1,936,000	BBB-	3.125% due 3/24/31	1,666,490
180,000	BBB-	4.400% due 3/24/51	139,998
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BB+	4.125% due 1/16/25	92,163
960,000	BB+	5.875% due 5/28/45	676,638
		EOG Resources Inc., Senior Unsecured Notes:
100,000	A-	4.150% due 1/15/26	97,966
210,000	A-	4.375% due 4/15/30	204,334
510,000	A-	3.900% due 4/1/35	451,475
330,000	A-	4.950% due 4/15/50	312,586
		EQT Corp., Senior Unsecured Notes:
6,000	BBB-	6.125% due 2/1/25	5,995
180,000	BBB-	3.125% due 5/15/26(c)	167,513
2,507,000	BBB-	3.900% due 10/1/27	2,343,190
352,000	BBB-	5.700% due 4/1/28	350,759
150,000	BBB-	5.000% due 1/15/29	142,415
302,000	BBB-	3.625% due 5/15/31(c)	261,269
		Exxon Mobil Corp., Senior Unsecured Notes:
320,000	AA-	2.992% due 3/19/25	309,899
690,000	AA-	3.043% due 3/1/26	659,407
180,000	AA-	3.482% due 3/19/30	166,933
460,000	AA-	4.227% due 3/19/40	411,682
70,000	AA-	4.114% due 3/1/46	59,599
110,000	AA-	4.327% due 3/19/50	95,484
100,000	AA-	3.452% due 4/15/51	74,497
75,000	BBB-	Hess Corp., Senior Unsecured Notes, 5.800% due 4/1/47	71,638
200,000	Baa2(d)	KazMunayGas National Co. JSC, Senior Unsecured Notes, 5.375% due 4/24/30	182,314

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 2.0% — (continued)
		Occidental Petroleum Corp., Senior Unsecured Notes:
$94,000	BB+	6.950% due 7/1/24	$94,622
1,060,000	BB+	5.550% due 3/15/26	1,052,092
90,000	BB+	3.400% due 4/15/26	84,451
197,000	BB+	6.625% due 9/1/30	203,571
295,000	BB+	7.500% due 5/1/31	319,897
75,000	BB+	7.875% due 9/15/31	83,190
150,000	BB+	4.500% due 7/15/44	109,285
90,000	BB+	4.625% due 6/15/45	68,567
30,000	BB+	4.100% due 2/15/47	20,715
880,000	BB+	4.200% due 3/15/48	647,790
200,000	Baa2(d)	Pertamina Persero PT, Senior Unsecured Notes, 3.100% due 8/27/30(c)	172,987
2,160,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.750% due 2/1/29	2,110,115
		Petroleos Mexicanos, Company Guaranteed Notes:
252,000	BBB	6.625% due 6/15/35	173,376
939,000	BBB	6.750% due 9/21/47	581,871
20,000	BBB	6.950% due 1/28/60	12,392
		Pioneer Natural Resources Co., Senior Unsecured Notes:
30,000	BBB	1.125% due 1/15/26	27,212
102,000	BBB	5.100% due 3/29/26	101,231
50,000	BBB	1.900% due 8/15/30	40,399
330,000	BBB	2.150% due 1/15/31	267,791
200,000	AA	Qatar Energy, Senior Unsecured Notes, 2.250% due 7/12/31	164,885
50,000	BB	Range Resources Corp., Company Guaranteed Notes, 4.875% due 5/15/25	48,922
450,000	BBB+	Reliance Industries Ltd., Senior Unsecured Notes, 3.625% due 1/12/52(c)	306,677
		Shell International Finance BV, Company Guaranteed Notes:
260,000	A+	2.875% due 5/10/26	246,600
610,000	A+	3.875% due 11/13/28	585,220
60,000	A+	2.750% due 4/6/30	52,952
90,000	A+	4.550% due 8/12/43	81,481
220,000	A+	4.375% due 5/11/45	191,107
290,000	A+	4.000% due 5/10/46	238,729
580,000	A+	3.250% due 4/6/50	412,118
		Southwestern Energy Co., Company Guaranteed Notes:
10,000	BB+	5.375% due 2/1/29	9,500
1,340,000	BB+	5.375% due 3/15/30	1,253,895
70,000	BB+	4.750% due 2/1/32	62,082
58,000	BBB	Suncor Energy Inc., Senior Unsecured Notes, 6.800% due 5/15/38	60,721
425,000	BB	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 4.500% due 5/15/29	384,765
4,798,000	BBB-	Viper Energy Partners LP, Company Guaranteed Notes, 5.375% due 11/1/27(c)	4,627,623

		Total Oil & Gas	36,260,518

Oil & Gas Services — 0.0%@
55,000	B+	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/28(c)	52,555
		Halliburton Co., Senior Unsecured Notes:
4,000	BBB+	3.800% due 11/15/25	3,902
20,000	BBB+	4.850% due 11/15/35	18,790
50,000	BBB+	5.000% due 11/15/45	45,052
171,000	A	Schlumberger Holdings Corp., Senior Unsecured Notes, 3.900% due 5/17/28(c)	162,251

		Total Oil & Gas Services	282,550

Packaging & Containers — 0.2%
236,000	BBB	Amcor Flexibles North America Inc. North America Inc., Company Guaranteed Notes, 2.690% due 5/25/31	192,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Packaging & Containers — 0.2% — (continued)
			Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
$330,000		B-	Company Guaranteed Notes, 5.250% due 8/15/27(c)	$281,067
170,000		B-	Senior Unsecured Notes, 5.250% due 8/15/27(c)	144,792
			Ball Corp., Company Guaranteed Notes:
130,000		BB+	4.000% due 11/15/23	129,398
110,000		BB+	3.125% due 9/15/31	89,161
			Berry Global Inc., Senior Secured Notes:
501,000		BBB-	1.570% due 1/15/26	456,168
510,000		BBB-	4.875% due 7/15/26(c)	492,710
22,000		BBB-	1.650% due 1/15/27	19,069
445,000		BBB-	5.500% due 4/15/28(c)	437,642
475,000		BB	Graphic Packaging International LLC, Company Guaranteed Notes, 4.125% due 8/15/24	465,610
30,000		BB+	Sealed Air Corp., Company Guaranteed Notes, 6.125% due 2/1/28(c)	29,500

			Total Packaging & Containers	2,737,469

Pharmaceuticals — 1.4%
			AbbVie Inc., Senior Unsecured Notes:
30,000		BBB+	3.750% due 11/14/23	29,882
730,000		BBB+	2.600% due 11/21/24	704,514
260,000		BBB+	3.800% due 3/15/25	253,291
100,000		BBB+	3.600% due 5/14/25	97,029
150,000		BBB+	2.950% due 11/21/26	140,453
1,430,000		BBB+	3.200% due 11/21/29	1,289,590
551,000		BBB+	4.550% due 3/15/35	521,873
1,115,000		BBB+	4.500% due 5/14/35	1,050,084
150,000		BBB+	4.750% due 3/15/45	134,964
10,000		BBB+	4.875% due 11/14/48	9,241
230,000		BBB+	4.250% due 11/21/49	193,866
255,000		WR(d)	Allergan Funding SCS, Company Guaranteed Notes, 4.550% due 3/15/35	218,502
100,000	EUR	BBB	Bayer AG, Senior Unsecured Notes, 4.625% due 5/26/33	110,190
			Bayer US Finance II LLC, Company Guaranteed Notes:
280,000		BBB	4.250% due 12/15/25(c)	271,346
625,000		BBB	4.375% due 12/15/28(c)	593,992
285,000		BBB	4.625% due 6/25/38(c)	246,401
490,000		BBB	4.400% due 7/15/44(c)	387,113
970,000		BBB	4.875% due 6/25/48(c)	826,666
			Becton Dickinson & Co., Senior Unsecured Notes:
377,000		BBB	3.363% due 6/6/24	369,986
17,000		BBB	3.734% due 12/15/24	16,594
865,000		BBB	2.823% due 5/20/30	748,879
42,000		BBB	4.685% due 12/15/44	37,263
			Bristol-Myers Squibb Co., Senior Unsecured Notes:
216,000		A+	2.900% due 7/26/24	211,162
158,000		A+	3.200% due 6/15/26	150,754
41,000		A+	3.400% due 7/26/29	37,988
			Cigna Group. (The):
			Company Guaranteed Notes:
90,000		A-	4.125% due 11/15/25	87,703
90,000		A-	3.400% due 3/1/27	84,638
1,030,000		A-	4.375% due 10/15/28	992,218
430,000		A-	4.800% due 8/15/38	396,942
30,000		A-	4.900% due 12/15/48	26,781
			Senior Unsecured Notes:
160,000		A-	2.375% due 3/15/31	131,923
210,000		A-	3.200% due 3/15/40	156,671
570,000		A-	3.400% due 3/15/51	399,338

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.4% — (continued)
		CVS Health Corp., Senior Unsecured Notes:
$116,000	BBB	3.875% due 7/20/25	$112,573
50,000	BBB	3.625% due 4/1/27	47,343
618,000	BBB	4.300% due 3/25/28	593,716
620,000	BBB	3.750% due 4/1/30	564,543
124,000	BBB	1.875% due 2/28/31	97,461
300,000	BBB	2.125% due 9/15/31	237,259
64,000	BBB	5.250% due 2/21/33	62,647
445,000	BBB	4.875% due 7/20/35	414,574
440,000	BBB	4.780% due 3/25/38	394,684
50,000	BBB	4.125% due 4/1/40	40,807
70,000	BBB	5.125% due 7/20/45	62,428
2,370,000	BBB	5.050% due 3/25/48	2,080,491
30,000	BBB	4.250% due 4/1/50	23,761
103,011	BBB	CVS Pass-Through Trust, Pass-Thru Certificates, 6.036% due 12/10/28	103,468
727,000	B-	Grifols SA, Senior Unsecured Notes, 4.750% due 10/15/28(c)	638,502
		Johnson & Johnson, Senior Unsecured Notes:
100,000	AAA	0.550% due 9/1/25	91,568
280,000	AAA	2.450% due 3/1/26	264,247
210,000	AAA	0.950% due 9/1/27	183,217
540,000	AAA	3.625% due 3/3/37	478,317
		Merck & Co., Inc., Senior Unsecured Notes:
280,000	A+	0.750% due 2/24/26	253,655
330,000	A+	1.450% due 6/24/30	266,538
340,000	A+	2.750% due 12/10/51	223,435
215,000	B	Option Care Health Inc., Company Guaranteed Notes, 4.375% due 10/31/29(c)	189,400
200,000	BB-	Organon & Co./Organon Foreign Debt Co.-Issuer BV, Senior Unsecured Notes, 5.125% due 4/30/31(c)	170,493
		Pfizer Inc., Senior Unsecured Notes:
230,000	A+	0.800% due 5/28/25	213,481
160,000	A+	2.625% due 4/1/30	140,808
140,000	A+	1.700% due 5/28/30	115,547
		Pfizer Investment Enterprises Pte Ltd., Company Guaranteed Notes:
562,000	A+	4.750% due 5/19/33	553,763
548,000	A+	5.300% due 5/19/53	548,678
626,000	A+	5.340% due 5/19/63	616,903
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
220,000	BB-	7.125% due 1/31/25	221,508
3,340,000	BB-	3.150% due 10/1/26	3,023,448
720,000	BB-	5.125% due 5/9/29	666,706
130,000	A+	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	139,507

		Total Pharmaceuticals	24,763,313

Pipelines — 2.2%
		Cameron LNG LLC, Senior Secured Notes:
50,000	A	2.902% due 7/15/31(c)	42,819
1,317,000	A	3.302% due 1/15/35(c)	1,092,129
213,000	A	3.402% due 1/15/38(c)	174,524
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
1,672,000	BBB-	5.125% due 6/30/27	1,654,516
874,000	BBB-	3.700% due 11/15/29	795,160
		Cheniere Energy Partners LP, Company Guaranteed Notes:
1,434,000	BBB-	4.500% due 10/1/29	1,324,055
780,000	BBB-	4.000% due 3/1/31	689,457
1,528,000	BBB-	3.250% due 1/31/32	1,264,339
228,000	BBB-	5.950% due 6/30/33(c)	227,821

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 2.2% — (continued)
		Columbia Pipelines Operating Co. LLC, Senior Unsecured Notes:
$670,000	Baa1(d)	6.036% due 11/15/33(c)	$678,635
200,000	Baa1(d)	6.544% due 11/15/53(c)	204,801
715,000	BB	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes, 7.375% due 2/1/31(c)	733,629
40,000	BBB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.450% due 11/3/36(c)	40,858
38,000	A	Eastern Gas Transmission & Storage Inc., Senior Unsecured Notes, 4.600% due 12/15/44	31,169
247,000	BBB	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 3.500% due 2/15/32(c)	207,489
713,000	BBB+	Enbridge Inc., Company Guaranteed Notes, 5.700% due 3/8/33	713,935
		Energy Transfer LP:
10,000	BBB	Company Guaranteed Notes, 5.350% due 5/15/45	8,549
		Junior Subordinated Notes:
80,000	BB+	6.500% (5-Year CMT Index + 5.694%)(a)(e)	73,164
180,000	BB+	6.750% (5-Year CMT Index + 5.134%)(a)(e)	166,676
240,000	BB+	7.125% (5-Year CMT Index + 5.306%)(a)(e)	214,800
40,000	BB+	9.654% (3-Month USD-LIBOR + 4.028%)(a)(e)	36,850
		Senior Unsecured Notes:
148,000	BBB	5.875% due 1/15/24	147,906
360,000	BBB	4.500% due 4/15/24	356,624
288,000	BBB	3.900% due 5/15/24	283,826
1,617,000	BBB	5.500% due 6/1/27	1,608,204
30,000	BBB	4.950% due 6/15/28	29,069
240,000	BBB	5.250% due 4/15/29	234,562
800,000	BBB	3.750% due 5/15/30	715,503
180,000	BBB	5.750% due 2/15/33	179,129
90,000	BBB	6.100% due 2/15/42	84,950
340,000	BBB	5.300% due 4/1/44	290,247
440,000	BBB	5.400% due 10/1/47	379,839
200,000	BBB	6.000% due 6/15/48	185,018
1,000,000	BBB	6.250% due 4/15/49	958,614
2,631,000	BBB	5.000% due 5/15/50	2,168,135
		Enterprise Products Operating LLC, Company Guaranteed Notes:
50,000	A-	3.900% due 2/15/24	49,572
660,000	A-	4.150% due 10/16/28	630,262
1,550,000	A-	2.800% due 1/31/30	1,345,147
200,000	A-	4.850% due 3/15/44	178,843
360,000	A-	3.700% due 1/31/51	263,946
130,000	A-	3.950% due 1/31/60	96,030
60,000	BBB	5.375% (3-Month Term SOFR + 2.832%) due 2/15/78(a)	49,960
177,420	Aa2(d)	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 2.160% due 3/31/34(c)	149,381
		Kinder Morgan Inc., Company Guaranteed Notes:
480,000	BBB	5.625% due 11/15/23(c)	479,608
290,000	BBB	4.300% due 3/1/28	276,563
240,000	BBB	5.550% due 6/1/45	217,220
390,000	BBB	5.200% due 3/1/48	335,741
365,000	BBB	3.250% due 8/1/50	230,364
545,000	A-	Midwest Connector Capital Co. LLC, Company Guaranteed Notes, 4.625% due 4/1/29(c)	505,594
		MPLX LP, Senior Unsecured Notes:
180,000	BBB	4.875% due 6/1/25	177,207
850,000	BBB	4.800% due 2/15/29	819,301
150,000	BBB	4.500% due 4/15/38	127,230
410,000	BBB	4.700% due 4/15/48	329,390
150,000	BBB	5.500% due 2/15/49	133,733

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 2.2% — (continued)
		NGPL PipeCo LLC, Senior Unsecured Notes:
$677,000	BBB-	4.875% due 8/15/27(c)	$648,958
630,000	BBB-	3.250% due 7/15/31(c)	517,596
89,000	A	Northern Natural Gas Co., Senior Unsecured Notes, 3.400% due 10/16/51(c)	58,758
839,000	BBB	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27	798,733
		ONEOK Inc., Company Guaranteed Notes:
120,000	BBB	5.550% due 11/1/26	120,064
200,000	BBB	5.800% due 11/1/30	200,507
430,000	BBB	6.050% due 9/1/33	433,552
550,000	BBB	6.625% due 9/1/53	554,629
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
300,000	BB+	4.950% due 7/15/29(c)	275,009
280,000	BB+	6.875% due 4/15/40(c)	253,067
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
174,000	BBB+	5.750% due 5/15/24	173,798
867,000	BBB+	5.000% due 3/15/27	852,531
768,000	BBB+	4.200% due 3/15/28	727,617
180,000	NR	5.900% due 9/15/37	181,046
258,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	292,239
		Targa Resources Corp., Company Guaranteed Notes:
248,000	BBB-	4.200% due 2/1/33	218,945
110,000	BBB-	6.125% due 3/15/33	112,128
88,000	BBB-	6.500% due 2/15/53	88,187
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
50,000	BBB-	6.500% due 7/15/27	50,302
740,000	BBB-	5.000% due 1/15/28	712,656
153,000	BBB-	6.875% due 1/15/29	154,998
588,000	BBB-	5.500% due 3/1/30	563,953
400,000	BBB-	4.875% due 2/1/31	367,834
240,000	BBB-	4.000% due 1/15/32	207,277
1,000,000	BBB	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(c)	857,131
		Texas Eastern Transmission LP, Senior Unsecured Notes:
244,000	BBB+	3.500% due 1/15/28(c)	225,533
416,000	BBB+	4.150% due 1/15/48(c)	319,024
200,000	A1(d)	TMS Issuer Sarl, 5.780% due 8/23/32	203,744
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
1,999,000	BBB	7.850% due 2/1/26	2,090,165
1,303,000	BBB	4.000% due 3/15/28	1,230,545
110,000	BB+	Venture Global Calcasieu Pass LLC, Senior Secured Notes, 3.875% due 11/1/33(c)	89,452
		Western Midstream Operating LP, Senior Unsecured Notes:
140,000	BBB-	3.100% due 2/1/25	134,197
40,000	BBB-	4.500% due 3/1/28	37,678
630,000	BBB-	4.050% due 2/1/30	562,578
90,000	BBB-	5.500% due 8/15/48	74,948
90,000	BBB-	5.250% due 2/1/50	72,930
		Williams Cos., Inc. (The), Senior Unsecured Notes:
50,000	BBB	7.500% due 1/15/31	54,800
127,000	BBB	2.600% due 3/15/31	104,369
370,000	BBB	7.750% due 6/15/31	406,754
116,000	BBB	8.750% due 3/15/32	136,036

		Total Pipelines	39,556,361

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Real Estate — 0.0%@
			Blackstone Property Partners Europe Holdings Sarl:
300,000	EUR	BBB	Company Guaranteed Notes, 1.750% due 3/12/29	$255,220
300,000	EUR	BBB	Senior Unsecured Notes, 1.625% due 4/20/30	242,723
100,000	EUR	BBB+	Vonovia Finance BV, Company Guaranteed Notes, 2.250% due 4/7/30	91,308
300,000	EUR	BBB+	Vonovia SE, Senior Unsecured Notes, 1.500% due 6/14/41	180,533

			Total Real Estate	769,784

Real Estate Investment Trusts (REITs) — 1.4%
$520,000		BBB-	American Assets Trust LP, Company Guaranteed Notes, 3.375% due 2/1/31	404,480
			American Homes 4 Rent LP, Senior Unsecured Notes:
315,000		BBB	3.375% due 7/15/51	202,282
265,000		BBB	4.300% due 4/15/52	205,265
			American Tower Corp., Senior Unsecured Notes:
254,000		BBB-	1.500% due 1/31/28	213,561
377,000		BBB-	5.500% due 3/15/28	375,227
49,000		BBB-	3.950% due 3/15/29	45,127
186,000		BBB-	3.800% due 8/15/29	169,283
208,000		BBB-	2.100% due 6/15/30	166,250
137,000		BBB-	1.875% due 10/15/30	106,780
1,376,000		BBB-	2.700% due 4/15/31	1,127,003
584,000		BBB-	2.300% due 9/15/31	457,343
200,000	EUR	BBB-	1.000% due 1/15/32	164,847
204,000		BBB-	5.650% due 3/15/33	203,434
420,000		BBB-	5.550% due 7/15/33	416,312
515,000		BBB-	Brixmor Operating Partnership LP, Senior Unsecured Notes, 4.050% due 7/1/30	465,936
			Crown Castle Inc., Senior Unsecured Notes:
159,000		BBB	5.000% due 1/11/28	156,194
342,000		BBB	3.800% due 2/15/28	318,325
212,000		BBB	3.100% due 11/15/29	184,751
536,000		BBB	2.250% due 1/15/31	431,119
360,000		BBB	2.100% due 4/1/31	284,338
1,863,000		BBB	5.100% due 5/1/33	1,794,815
40,000		BB+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 3.875% due 6/30/28(c)	34,891
270,000		BBB	CubeSmart LP, Company Guaranteed Notes, 2.500% due 2/15/32	213,162
560,000	EUR	Baa2(d)	Digital Intrepid Holding BV, Company Guaranteed Notes, 0.625% due 7/15/31	439,799
572,000		BBB	Equinix Inc., Senior Unsecured Notes, 3.200% due 11/18/29	501,456
			Extra Space Storage LP, Company Guaranteed Notes:
223,000		BBB+	5.700% due 4/1/28	223,992
200,000		BBB+	3.900% due 4/1/29	183,302
206,000		BBB+	2.200% due 10/15/30	164,637
291,000		BBB+	2.400% due 10/15/31	228,839
995,000		BBB+	2.350% due 3/15/32	775,017
			GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
225,000		BBB-	5.250% due 6/1/25	220,961
775,000		BBB-	5.375% due 4/15/26	758,572
510,000		BBB-	5.300% due 1/15/29	481,207
467,000		BBB-	4.000% due 1/15/30	408,069
560,000		BBB-	4.000% due 1/15/31	480,856
1,108,000		BBB-	3.250% due 1/15/32	894,249
			Healthcare Realty Holdings LP, Company Guaranteed Notes:
475,000		BBB	3.625% due 1/15/28	429,107
810,000		BBB	3.100% due 2/15/30	691,501
5,000		BBB	2.050% due 3/15/31	3,742
31,000		BBB+	Healthpeak OP LLC, Company Guaranteed Notes, 3.400% due 2/1/25	29,988

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 1.4% — (continued)
			Hudson Pacific Properties LP, Company Guaranteed Notes:
$65,000		BBB-	3.950% due 11/1/27	$51,156
785,000		BBB-	4.650% due 4/1/29	598,489
190,000		BBB-	3.250% due 1/15/30	128,921
			Invitation Homes Operating Partnership LP, Company Guaranteed Notes:
590,000		BBB	2.000% due 8/15/31	452,254
345,000		BBB	2.700% due 1/15/34	262,728
325,000		BBB	Kilroy Realty LP, Company Guaranteed Notes, 2.650% due 11/15/33	225,047
755,000		BBB-	LXP Industrial Trust, Company Guaranteed Notes, 2.375% due 10/1/31	570,683
			NNN REIT Inc., Senior Unsecured Notes:
206,000		BBB+	3.100% due 4/15/50	126,223
832,000		BBB+	3.500% due 4/15/51	561,379
			Physicians Realty LP, Company Guaranteed Notes:
70,000		BBB	4.300% due 3/15/27	66,922
15,000		BBB	3.950% due 1/15/28	13,758
285,000		BBB	2.625% due 11/1/31	221,181
400,000	EUR	A	Prologis Euro Finance LLC, Company Guaranteed Notes, 4.250% due 1/31/43	396,548
90,000		A	Prologis LP, Senior Unsecured Notes, 1.750% due 2/1/31	71,117
			Realty Income Corp., Senior Unsecured Notes:
144,000		A-	3.250% due 1/15/31	124,823
179,000		A-	4.900% due 7/15/33	170,239
270,000	EUR	A-	5.125% due 7/6/34	294,770
15,000		BBB+	Rexford Industrial Realty LP, Company Guaranteed Notes, 2.150% due 9/1/31	11,600
			VICI Properties LP, Senior Unsecured Notes:
1,049,000		BBB-	4.750% due 2/15/28	998,364
318,000		BBB-	4.950% due 2/15/30	299,408
627,000		BBB-	5.125% due 5/15/32	581,802
340,000		BBB-	5.625% due 5/15/52	299,450
			VICI Properties LP/VICI Notes Co., Inc., Company Guaranteed Notes:
80,000		BBB-	4.625% due 6/15/25(c)	77,503
75,000		BBB-	4.500% due 9/1/26(c)	71,057
745,000		BBB-	4.250% due 12/1/26(c)	702,369
119,000		BBB-	5.750% due 2/1/27(c)	116,734
1,365,000		BBB-	3.750% due 2/15/27(c)	1,254,367
217,000		BBB-	4.500% due 1/15/28(c)	201,568
255,000		BBB-	3.875% due 2/15/29(c)	225,372
1,090,000		BBB-	4.125% due 8/15/30(c)	955,219

			Total Real Estate Investment Trusts (REITs)	25,187,070

Retail — 0.3%
350,000		BBB	Alimentation Couche-Tard Inc., Senior Unsecured Notes, 3.800% due 1/25/50(c)	242,458
			Costco Wholesale Corp., Senior Unsecured Notes:
560,000		A+	1.375% due 6/20/27	495,330
160,000		A+	1.600% due 4/20/30	132,149
137,000		CCC+	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Company Guaranteed Notes, 6.750% due 1/15/30(c)	113,319
			Home Depot Inc. (The), Senior Unsecured Notes:
210,000		A	2.500% due 4/15/27	193,937
580,000		A	3.250% due 4/15/32	516,220
70,000		A	3.300% due 4/15/40	55,271
20,000		A	3.900% due 6/15/47	16,293
380,000		A	3.350% due 4/15/50	278,623
			Lowe’s Cos., Inc., Senior Unsecured Notes:
610,000		BBB+	3.650% due 4/5/29	566,770
70,000		BBB+	4.500% due 4/15/30	67,521

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 0.3% — (continued)
$284,000	BBB+	1.700% due 10/15/30	$225,764
189,000	BBB+	2.625% due 4/1/31	158,652
		McDonald’s Corp., Senior Unsecured Notes:
40,000	BBB+	3.300% due 7/1/25	38,652
30,000	BBB+	1.450% due 9/1/25	27,887
140,000	BBB+	3.700% due 1/30/26	135,460
30,000	BBB+	3.500% due 3/1/27	28,563
60,000	BBB+	3.500% due 7/1/27	56,984
340,000	BBB+	3.800% due 4/1/28	325,205
100,000	BBB+	3.600% due 7/1/30	92,118
20,000	BBB+	3.625% due 9/1/49	15,104
580,000	BBB+	4.200% due 4/1/50	482,377
360,000	CCC	Michaels Cos Inc. (The), Senior Unsecured Notes, 7.875% due 5/1/29(c)	249,876
120,000	A	Target Corp., Senior Unsecured Notes, 2.250% due 4/15/25	114,601
250,000	BBB	Tractor Supply Co., Senior Unsecured Notes, 5.250% due 5/15/33	245,096
		Walmart Inc., Senior Unsecured Notes:
90,000	AA	1.500% due 9/22/28	77,774
40,000	AA	1.800% due 9/22/31	32,783

		Total Retail	4,984,787

Semiconductors — 0.4%
		Broadcom Inc.:
		Company Guaranteed Notes:
85,000	BBB-	3.625% due 10/15/24	83,052
444,000	BBB-	4.150% due 11/15/30	406,179
624,000	BBB-	2.600% due 2/15/33(c)	482,917
		Senior Unsecured Notes:
170,000	BBB-	4.150% due 4/15/32(c)	152,382
102,000	BBB-	3.419% due 4/15/33(c)	84,522
1,146,000	BBB-	3.469% due 4/15/34(c)	937,371
1,686,000	BBB-	3.137% due 11/15/35(c)	1,288,393
10,000	BBB-	3.187% due 11/15/36(c)	7,529
108,000	BBB-	4.926% due 5/15/37(c)	97,417
		Intel Corp., Senior Unsecured Notes:
70,000	A	3.700% due 7/29/25	68,048
370,000	A	1.600% due 8/12/28	318,310
170,000	A	5.125% due 2/10/30	170,374
54,000	A	3.734% due 12/8/47	41,008
110,000	A	4.750% due 3/25/50	96,749
410,000	A	3.050% due 8/12/51	265,868
141,000	A	5.050% due 8/5/62	125,428
		KLA Corp., Senior Unsecured Notes:
383,000	A-	4.100% due 3/15/29	368,252
340,000	A-	5.250% due 7/15/62	330,457
		Micron Technology Inc., Senior Unsecured Notes:
230,000	BBB-	5.875% due 2/9/33	227,735
80,000	BBB-	5.875% due 9/15/33	78,539
		NVIDIA Corp., Senior Unsecured Notes:
460,000	A+	3.500% due 4/1/40	383,308
750,000	A+	3.500% due 4/1/50	591,615
160,000	A+	3.700% due 4/1/60	127,723
		NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
90,000	BBB+	2.700% due 5/1/25	85,628
307,000	BBB+	3.400% due 5/1/30	270,061
634,000	A	QUALCOMM Inc., Senior Unsecured Notes, 5.400% due 5/20/33	657,485

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Semiconductors — 0.4% — (continued)
$90,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 1.750% due 5/4/30	$75,106

		Total Semiconductors	7,821,456

Shipbuilding — 0.1%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
1,483,000	BBB-	3.483% due 12/1/27	1,366,612
286,000	BBB-	2.043% due 8/16/28	242,738

		Total Shipbuilding	1,609,350

Software — 0.6%
279,000	BBB+	Autodesk Inc., Senior Unsecured Notes, 2.850% due 1/15/30	243,716
870,000	BBB	Fiserv Inc., Senior Unsecured Notes, 5.600% due 3/2/33	876,093
		Microsoft Corp., Senior Unsecured Notes:
270,000	AAA	2.875% due 2/6/24	267,183
70,000	AAA	2.700% due 2/12/25	67,718
1,220,000	AAA	2.400% due 8/8/26	1,144,563
670,000	AAA	3.300% due 2/6/27	644,108
5,000	AAA	3.450% due 8/8/36	4,452
7,000	AAA	2.525% due 6/1/50	4,634
18,000	AAA	2.921% due 3/17/52	12,778
42,000	AAA	3.041% due 3/17/62	29,099
		Oracle Corp., Senior Unsecured Notes:
820,000	BBB	1.650% due 3/25/26	747,440
235,000	BBB	3.250% due 11/15/27	217,848
170,000	BBB	4.650% due 5/6/30	163,423
730,000	BBB	2.875% due 3/25/31	617,635
237,000	BBB	4.300% due 7/8/34	212,672
267,000	BBB	3.850% due 7/15/36	221,579
1,618,000	BBB	3.800% due 11/15/37	1,305,658
95,000	BBB	6.500% due 4/15/38	100,351
428,000	BBB	3.600% due 4/1/40	324,239
218,000	BBB	5.375% due 7/15/40	203,410
1,369,000	BBB	3.650% due 3/25/41	1,037,372
76,000	BBB	4.000% due 7/15/46	57,235
186,000	BBB	4.000% due 11/15/47	138,857
593,000	BBB	3.600% due 4/1/50	410,217
1,096,000	BBB	3.950% due 3/25/51	801,904
65,000	BBB	6.900% due 11/9/52	70,808
138,000	BBB+	Roper Technologies Inc., Senior Unsecured Notes, 2.350% due 9/15/24	133,393
		Salesforce Inc., Senior Unsecured Notes:
370,000	A+	3.700% due 4/11/28	354,598
140,000	A+	2.700% due 7/15/41	100,134
475,000	BBB	Take-Two Interactive Software Inc., Senior Unsecured Notes, 4.000% due 4/14/32	428,046
113,000	BBB-	VMware Inc., Senior Unsecured Notes, 1.800% due 8/15/28	94,750

		Total Software	11,035,913

Telecommunications — 1.7%
		AT&T Inc., Senior Unsecured Notes:
20,000	BBB	4.250% due 3/1/27	19,280
760,000	BBB	2.300% due 6/1/27	680,688
175,000	BBB	4.350% due 3/1/29	165,548
505,000	BBB	2.750% due 6/1/31	417,640
1,225,000	BBB	2.550% due 12/1/33	935,633
594,000	BBB	5.400% due 2/15/34	577,688
50,000	BBB	5.350% due 9/1/40	46,680
485,000	BBB	3.500% due 6/1/41	356,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Telecommunications — 1.7% — (continued)
$80,000		BBB	5.550% due 8/15/41	$75,558
245,000		BBB	4.350% due 6/15/45	193,843
238,000		BBB	4.500% due 3/9/48	190,142
270,000		BBB	3.500% due 9/15/53	177,869
686,000		BBB	3.550% due 9/15/55	447,549
95,000		BBB	3.800% due 12/1/57	64,134
1,082,000		BBB	3.650% due 9/15/59	700,868
75,000		BBB	3.850% due 6/1/60	51,177
			CommScope Inc., Senior Secured Notes:
80,000		B	6.000% due 3/1/26(c)	72,781
390,000		B	4.750% due 9/1/29(c)	290,178
			Frontier Communications Holdings LLC, Senior Secured Notes:
500,000		B	5.000% due 5/1/28(c)	428,891
150,000		B	8.750% due 5/15/30(c)	145,933
56,000		B	8.625% due 3/15/31(c)	53,876
280,000	EUR	BBB	Global Switch Finance BV, Company Guaranteed Notes, 1.375% due 10/7/30	250,743
			Intelsat Jackson Holdings SA:
974,000		B+	Senior Secured Notes, 6.500% due 3/15/30(c)	895,318
			Senior Unsecured Notes:
400,000		NR	5.500% due 8/1/23*#(i)(k)	—
184,000		NR	8.500% due 10/15/24*#(c)(i)(k)	—
605,000		NR	9.750% due 7/15/25*#(c)(i)(k)	—
			Motorola Solutions Inc., Senior Unsecured Notes:
257,000		BBB-	4.600% due 5/23/29	247,745
386,000		BBB-	2.300% due 11/15/30	307,988
306,000		BBB-	2.750% due 5/24/31	248,449
772,000		BBB-	5.600% due 6/1/32	762,746
150,000		B	Qwest Corp., Senior Unsecured Notes, 7.250% due 9/15/25	142,820
420,000		BBB-	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	500,958
			Sprint LLC, Company Guaranteed Notes:
2,382,000		BBB-	7.875% due 9/15/23	2,385,347
2,737,000		BBB-	7.625% due 2/15/25	2,793,459
			Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
575,312		A1(d)	4.738% due 3/20/25(c)	569,620
1,083,000		A1(d)	5.152% due 3/20/28(c)	1,073,888
330,000		BBB-	Telefonica Emisiones SA, Company Guaranteed Notes, 4.103% due 3/8/27	314,143
			T-Mobile USA Inc., Company Guaranteed Notes:
820,000		BBB	3.500% due 4/15/25	793,029
740,000		BBB	2.250% due 2/15/26	684,666
1,674,000		BBB	3.750% due 4/15/27	1,587,039
110,000		BBB	2.625% due 2/15/29	95,315
300,000		BBB	3.375% due 4/15/29	269,125
490,000		BBB	3.875% due 4/15/30	447,478
100,000		BBB	2.550% due 2/15/31	82,527
80,000		BBB	2.875% due 2/15/31	67,340
1,930,000		BBB	3.500% due 4/15/31	1,686,654
290,000		BBB	2.250% due 11/15/31	230,794
330,000		BBB	2.700% due 3/15/32	269,001
100,000		BBB	4.375% due 4/15/40	86,031
60,000		BBB	3.000% due 2/15/41	42,437
10,000		BBB	3.300% due 2/15/51	6,721
			Verizon Communications Inc., Senior Unsecured Notes:
220,000		BBB+	2.625% due 8/15/26	204,917
80,000		BBB+	4.125% due 3/16/27	77,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 1.7% — (continued)
$130,000	BBB+	2.100% due 3/22/28	$113,657
546,000	BBB+	4.329% due 9/21/28	523,022
550,000	BBB+	3.150% due 3/22/30	482,836
138,000	BBB+	1.680% due 10/30/30	108,056
140,000	BBB+	1.750% due 1/20/31	109,086
395,000	BBB+	2.550% due 3/21/31	325,724
531,000	BBB+	2.355% due 3/15/32	420,326
205,000	BBB+	5.050% due 5/9/33	199,054
1,410,000	BBB+	4.500% due 8/10/33	1,304,051
843,000	BBB+	4.400% due 11/1/34	764,235
401,000	BBB+	5.850% due 9/15/35	401,178
150,000	BBB+	5.250% due 3/16/37	146,317
495,000	BBB+	2.650% due 11/20/40	330,947
50,000	BBB+	3.400% due 3/22/41	37,209
100,000	BBB+	4.125% due 8/15/46	79,626
60,000	BBB+	4.862% due 8/21/46	52,841
20,000	BBB+	5.500% due 3/16/47	19,360
40,000	BBB+	4.000% due 3/22/50	30,670
50,000	BBB+	2.875% due 11/20/50	30,697
124,000	BBB+	2.987% due 10/30/56	74,176
184,000	BBB+	3.000% due 11/20/60	108,167
200,000	BB-	Vmed O2 UK Financing I PLC, Senior Secured Notes, 4.750% due 7/15/31(c)	167,197
1,105,000	BBB	Vodafone Group PLC, Senior Unsecured Notes, 4.875% due 6/19/49	938,034

		Total Telecommunications	29,981,982

Transportation — 0.3%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
351,000	AA-	4.150% due 12/15/48	294,144
174,000	AA-	2.875% due 6/15/52	115,135
320,000	AA-	4.450% due 1/15/53	285,713
220,000	BBB+	Canadian Pacific Railway Co., Company Guaranteed Notes, 3.100% due 12/2/51	149,561
		CSX Corp., Senior Unsecured Notes:
108,000	BBB+	3.350% due 9/15/49	76,821
237,000	BBB+	2.500% due 5/15/51	144,280
159,000	BBB+	4.500% due 11/15/52	138,627
		Norfolk Southern Corp., Senior Unsecured Notes:
282,000	BBB+	2.550% due 11/1/29	243,448
335,000	BBB+	3.000% due 3/15/32	285,894
33,000	BBB+	4.800% due 8/15/43	28,405
188,000	BBB+	3.942% due 11/1/47	149,219
136,000	BBB+	4.150% due 2/28/48	111,886
249,000	BBB+	3.050% due 5/15/50	166,436
341,000	BBB+	Ryder System Inc., Senior Unsecured Notes, 5.650% due 3/1/28	342,017
		Union Pacific Corp., Senior Unsecured Notes:
50,000	A-	3.750% due 7/15/25	48,601
60,000	A-	2.150% due 2/5/27	54,873
403,000	A-	2.800% due 2/14/32	344,809
840,000	A-	2.891% due 4/6/36	664,942
321,000	A-	3.600% due 9/15/37	269,097
35,000	A-	4.300% due 3/1/49	30,012
188,000	A-	3.250% due 2/5/50	136,108
460,000	A-	3.839% due 3/20/60	353,452
160,000	A-	3.750% due 2/5/70	116,756

		Total Transportation	4,550,236

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Trucking & Leasing — 0.0%@
$138,000	BBB	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 5.875% due 11/15/27(c)	$137,272

		TOTAL CORPORATE BONDS & NOTES (Cost — $556,311,394)	516,882,695

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 25.3%

U.S. GOVERNMENT AGENCIES — 1.3%
		Federal Farm Credit Banks Funding Corp.:
3,005,000		2.170% due 10/29/29	2,594,251
135,000		3.500% due 9/1/32	124,186
225,000		3.875% due 9/20/32	213,085
2,720,000		3.500% due 2/28/39	2,298,172
		Federal Home Loan Banks:
5,900,000		5.370% due 5/21/24	5,880,859
5,890,000		5.300% due 5/22/24	5,869,182
635,000		0.920% due 2/26/27	556,713
345,000		4.000% due 9/1/28	339,685
2,900,000		2.200% due 9/24/29	2,512,314
3,500,000		1.570% due 6/30/32	2,695,021
690,000		2.490% due 3/26/40	485,588
		Federal National Mortgage Association (FNMA), Principal Strip:
575,000		zero coupon due 1/15/30(l)	433,170
595,000		zero coupon due 5/15/30(l)	441,166

		Total U.S. GOVERNMENT AGENCIES	24,443,392

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 25.3%
		U.S. Treasury Bonds:
2,370,000		5.000% due 5/15/37	2,594,780
2,835,000		4.375% due 2/15/38	2,906,872
1,500,000		1.125% due 8/15/40	922,236
620,000		1.375% due 11/15/40	396,316
6,000,000		1.875% due 2/15/41	4,169,297
100,000		2.250% due 5/15/41	73,766
4,949,000		2.000% due 11/15/41	3,467,007
2,270,000		3.125% due 11/15/41	1,917,485
5,435,000		2.375% due 2/15/42	4,046,421
180,000		3.250% due 5/15/42	153,812
1,115,000		3.375% due 8/15/42	968,264
4,320,000		4.000% due 11/15/42	4,101,131
100,000		3.125% due 2/15/43	83,111
4,225,000		3.875% due 2/15/43	3,933,871
28,030,000		3.875% due 5/15/43	26,085,419
502,500		3.625% due 8/15/43	449,384
23,315,000		4.375% due 8/15/43	23,279,946
10,310,000		3.750% due 11/15/43	9,383,711
1,095,000		3.625% due 2/15/44	977,266
415,000		3.125% due 8/15/44	341,629
1,375,000		3.000% due 11/15/44	1,106,606
1,495,000		2.875% due 8/15/45	1,170,509
1,412,500		3.000% due 11/15/45	1,129,090
6,490,000		2.500% due 2/15/46	4,721,095
1,110,000		2.875% due 11/15/46	863,914
3,723,000		3.000% due 2/15/47	2,961,239
8,925,000		3.000% due 5/15/47	7,096,072
880,000		2.750% due 8/15/47	667,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 25.3% — (continued)
$2,120,000	3.000% due 2/15/48	$1,683,247
995,000	3.375% due 11/15/48	845,867
1,380,000	3.000% due 2/15/49	1,095,860
510,000	2.875% due 5/15/49	395,668
2,820,000	2.000% due 2/15/50	1,806,673
6,570,000	1.250% due 5/15/50	3,436,161
7,525,000	1.375% due 8/15/50	4,069,673
4,315,000	1.625% due 11/15/50	2,497,812
3,233,000	1.875% due 2/15/51	1,995,557
4,040,000	2.375% due 5/15/51	2,809,299
3,310,000	2.000% due 8/15/51	2,102,497
2,871,000	1.875% due 11/15/51	1,764,992
4,839,000	2.250% due 2/15/52	3,266,703
280,000	2.875% due 5/15/52	217,448
272,000	3.000% due 8/15/52	216,888
2,774,000	4.000% due 11/15/52	2,677,815
12,476,000	3.625% due 2/15/53	11,243,995
6,988,000	3.625% due 5/15/53	6,305,578
18,145,000	4.125% due 8/15/53	17,908,264
	U.S. Treasury Inflation Indexed Notes:
3,530,701	1.250% due 4/15/28	3,399,504
8,023,185	1.125% due 1/15/33	7,490,103
3,172,558	1.375% due 7/15/33	3,041,193
	U.S. Treasury Notes:
3,965,000	4.750% due 7/31/25	3,953,848
58,461,500	5.000% due 8/31/25	58,616,788
4,965,000	3.500% due 9/15/25	4,835,638
365,000	0.250% due 9/30/25	332,535
2,570,000	0.250% due 10/31/25	2,332,978
4,663,000	4.500% due 11/15/25	4,633,993
1,610,000	0.375% due 11/30/25	1,461,264
620,000	0.375% due 12/31/25	561,778
375,000	0.375% due 1/31/26	338,481
9,385,000	4.000% due 2/15/26	9,237,260
4,214,000	0.500% due 2/28/26	3,805,110
4,995,000	4.625% due 3/15/26	4,991,293
1,759,000	3.750% due 4/15/26	1,721,003
236,000	0.750% due 4/30/26	213,442
1,183,000	3.625% due 5/15/26	1,153,748
1,324,000	4.500% due 7/15/26	1,321,621
770,000	1.875% due 2/28/27	706,385
100,000	2.625% due 5/31/27	93,863
1,185,000	2.750% due 7/31/27	1,115,474
2,160,000	3.125% due 8/31/27	2,061,028
3,043,000	4.125% due 10/31/27	3,014,591
3,778,000	3.875% due 11/30/27	3,708,564
3,390,000	0.750% due 1/31/28	2,907,455
223,000	1.125% due 2/29/28	194,141
14,730,000	3.625% due 5/31/28	14,324,925
17,100,000	4.125% due 7/31/28	16,997,133
565,000	1.125% due 8/31/28	485,591
47,055,000	4.375% due 8/31/28	47,334,389
235,000	1.500% due 11/30/28	204,707
2,389,000	1.375% due 12/31/28	2,063,779
415,000	2.375% due 3/31/29	376,450

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 25.3% — (continued)
$285,000		3.875% due 9/30/29	$279,356
3,817,000		3.875% due 11/30/29	3,741,406
171,000		4.000% due 2/28/30	168,856
3,431,000		3.625% due 3/31/30	3,315,070
910,000		3.500% due 4/30/30	872,711
5,908,000		3.750% due 5/31/30	5,750,146
873,000		3.750% due 6/30/30	849,811
4,434,000		4.000% due 7/31/30	4,382,732
2,720,000		4.125% due 8/31/30	2,709,588
812,000		1.375% due 11/15/31	658,513
805,000		2.875% due 5/15/32	731,953
4,986,000		4.125% due 11/15/32	4,986,758
1,547,000		3.500% due 2/15/33	1,474,001
2,280,000		3.375% due 5/15/33	2,149,256
12,850,000		3.875% due 8/15/33	12,627,187
2,020,000		U.S. Treasury Strip Principal, zero coupon due 5/15/49(l)	683,513

		Total U.S. GOVERNMENT AGENCIES & OBLIGATIONS	430,718,342

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $489,761,705)	455,161,734

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1%
690,000	AAA(f)	280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 6.246% (1-Month Term SOFR + 0.930%) due 9/15/34(a)(c)	671,696
715,234	Aaa(d)	321 Henderson Receivables V LLC, Series 2008-3A, Class A1, 8.000% due 6/15/45(c)	769,539
154,360	A	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 5.649% (1-Month Term SOFR + 0.334%) due 2/25/37(a)	153,112
66,317	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 6.062% (1-Month Term SOFR + 0.764%) due 6/25/29(a)	46,223
1,100,000	Aaa(d)	AGL CLO 1 Ltd., Series 2019-1A, Class AR, 6.768% (3-Month Term SOFR + 1.442%) due 10/20/34(a)(c)	1,093,168
1,285,694	Aaa(d)	Allegro CLO VI Ltd., Series 2017-2A, Class A, 6.700% (3-Month Term SOFR + 1.392%) due 1/17/31(a)(c)	1,281,866
1,000,000	AAA	Allegro CLO XI Ltd., Series 2019-2A, Class A1A, 6.972% (3-Month Term SOFR + 1.652%) due 1/19/33(a)(c)	992,660
615,000	Aa2(d)	Allegro CLO XIII Ltd., Series 2021-1A, Class B, 7.288% (3-Month Term SOFR + 1.962%) due 7/20/34(a)(c)	604,684
		Alternative Loan Trust:
679,620	CCC	Series 2005-56, Class 4A1, 6.049% (1-Month Term SOFR + 0.734%) due 11/25/35(a)	612,079
2,404,035	CCC	Series 2005-59, Class 1A1, 6.089% (1-Month Term SOFR + 0.774%) due 11/20/35(a)	2,218,288
629,860	AA	American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 4.035% (6-Month Term SOFR + 1.928%) due 10/25/34(a)	624,959
878,893	AAA(f)	Angel Oak Mortgage Trust, Series 2023-1, Class A1, step bond to yield, 4.750% due 9/26/67(c)	846,178
900,000	BBB	Applebee’s Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824% due 3/5/53(c)	897,720
210,000	Baa2(d)	Aqua Finance Trust, Series 2020-AA, Class C, 3.970% due 7/17/46(c)	177,336
1,990,000	Aaa(d)	Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, 6.775% (1-Month Term SOFR + 1.464%) due 11/15/36(a)(c)	1,977,952
131,576	AAA	Ares XLII CLO Ltd., Series 2017-42A, Class AR, 6.527% (3-Month Term SOFR + 1.182%) due 1/22/28(a)(c)	131,503
377,430	BBB	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A1B, 3.627% (1-Month Term SOFR + 0.264%) due 12/25/36(a)	357,985
258,294	AAA	Bain Capital Credit CLO, Series 2018-1A, Class A1, 6.567% (3-Month USD-LIBOR + 0.960%) due 4/23/31(a)(c)	257,642
290,000	AAA	Bain Capital Credit CLO Ltd., Series 2021-4A, Class A1, 6.758% (3-Month Term SOFR + 1.432%) due 10/20/34(a)(c)	288,118

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
		BAMLL Commercial Mortgage Securities Trust:
$420,000	AAA(f)	Series 2018-PARK, Class A, 4.227% due 8/10/38(a)(c)	$374,349
820,000	AAA	Series 2019-BPR, Class AMP, 3.287% due 11/5/32(c)	757,767
17,755	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 5.272% due 7/25/34(a)	16,220
1,060,000	Aaa(d)	BANK, Series 2017-BNK7, Class A4, 3.175% due 9/15/60	972,254
		BBCMS Mortgage Trust:
280,000	AAA	Series 2022-C16, Class A5, 4.600% due 6/15/55(a)	264,557
590,000	AAA	Series 2023-C19, Class A2B, 5.753% due 4/15/56	586,283
5,439,442	AAA	Series 2023-C20, Class XA, 1.069% due 7/15/56(a)(m)	306,517
88,187	WD(f)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.883% due 5/25/47(a)	79,369
44,000	CCC	Bear StearnsT-A Trust, Series 2005-4, Class 23A2, 4.254% due 5/25/35(a)	41,305
202,629	D	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(a)	191,445
1,240,000	AAA	Beast Mortgage Trust, Series 2021-SSCP, Class A, 6.174% (1-Month Term SOFR + 0.864%) due 4/15/36(a)(c)	1,209,467
		Benchmark Mortgage Trust:
590,000	AAA	Series 2018-B1, Class A5, 3.666% due 1/15/51(a)	539,791
213,000	AAA	Series 2019-B13, Class A4, 2.952% due 8/15/57	184,878
2,176,244	Aa1(d)	Series 2021-B28, Class XA, 1.389% due 8/15/54(a)(m)	148,222
1,333,000	AAA(f)	BFLD, Series 2019-DPLO, Class A, 6.514% (1-Month Term SOFR + 1.204%) due 10/15/34(a)(c)	1,327,357
650,000	Aaa(d)	BLP Commercial Mortgage Trust, Series 2023-IND, Class A, 7.002% (1-Month Term SOFR + 1.692%) due 3/15/40(a)(c)	650,407
320,000	AAA	BlueMountain CLO XXII Ltd., Series 2018-22A, Class A1, 6.650% (3-Month Term SOFR + 1.342%) due 7/15/31(a)(c)	318,499
724,614	AAA	BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 6.568% (3-Month Term SOFR + 1.242%) due 7/20/29(a)(c)	722,065
280,000	AAA	BMO Mortgage Trust, Series 2022-C1, Class A5, 3.374% due 2/15/55(a)	241,003
		BRAVO Residential Funding Trust:
1,861,783	NR	Series 2021-A, Class A1, step bond to yield, 1.991% due 10/25/59(c)	1,793,852
624,417	AAA(f)	Series 2022-NQM3, Class A1, 5.108% due 7/25/62(a)(c)	607,679
500,000	AAA	Buttermilk Park CLO Ltd., Series 2018-1A, Class A1, 6.670% (3-Month Term SOFR + 1.362%) due 10/15/31(a)(c)	497,985
		BX Commercial Mortgage Trust:
890,000	Aaa(d)	Series 2021-CIP, Class A, 6.345% (1-Month Term SOFR + 1.035%) due 12/15/38(a)(c)	872,687
234,579	A3(d)	Series 2021-XL2, Class D, 6.821% (1-Month Term SOFR + 1.511%) due 10/15/38(a)(c)	227,917
910,000	NR	Series 2023-VLT2, Class E, 11.181% (1-Month Term SOFR + 5.871%) due 6/15/40(a)(c)	907,781
		BX Trust:
220,000	BBB-	Series 2021-ARIA, Class D, 7.320% (1-Month Term SOFR + 2.010%) due 10/15/36(a)(c)	209,219
1,100,000	Aaa(d)	Series 2021-LBA, Class AJV, 6.225% (1-Month Term SOFR + 0.914%) due 2/15/36(a)(c)	1,079,919
322,218	AAA	Series 2021-RISE, Class A, 6.172% (1-Month Term SOFR + 0.862%) due 11/15/36(a)(c)	316,207
1,250,000	AAA	Series 2022-GPA, Class A, 7.475% (1-Month Term SOFR + 2.165%) due 8/15/39(a)(c)	1,252,306
264,705	Aaa(d)	Series 2022-IND, Class A, 6.801% (1-Month Term SOFR + 1.491%) due 4/15/37(a)(c)	263,805
630,000	AAA(f)	Series 2023-DELC, Class A, 8.000% (1-Month Term SOFR + 2.690%) due 5/15/38(a)(c)	631,858
1,190,000	NR	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 7.975% (1-Month Term SOFR + 2.664%) due 12/15/37(a)(c)	1,155,763
940,000	AAA	Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.006% due 1/15/53	803,820
1,613,027	AA+	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.379% due 5/10/50(a)(m)	54,499
36,666	WR(d)	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 5.306% due 2/25/37(a)	35,099
208,311	BBB	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A1, 5.699% (1-Month Term SOFR + 0.384%) due 5/25/35(a)(c)	197,096
		CIFC Funding Ltd.:
950,000	Aaa(d)	Series 2013-4A, Class A1RR, 6.679% (3-Month Term SOFR + 1.322%) due 4/27/31(a)(c)	948,141
280,000	AAA	Series 2014-3A, Class A1R2, 6.807% (3-Month Term SOFR + 1.462%) due 10/22/31(a)(c)	279,381

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$750,000	AAA	Series 2014-5A, Class A1R2, 6.770% (3-Month Term SOFR + 1.462%) due 10/17/31(a)(c)	$748,912
208,859	AAA	Series 2017-1A, Class AR, 6.605% (3-Month Term SOFR + 1.272%) due 4/23/29(a)(c)	208,458
250,000	Aaa(d)	Series 2018-2A, Class A1, 6.628% (3-Month Term SOFR + 1.302%) due 4/20/31(a)(c)	249,262
600,000	Aaa(d)	Series 2019-1A, Class AR, 6.688% (3-Month Term SOFR + 1.362%) due 4/20/32(a)(c)	598,205
		CIM Trust:
832,270	NR	Series 2019-R4, Class A1, 3.000% due 10/25/59(a)(c)	754,952
475,729	NR	Series 2020-R6, Class A1A, 2.250% due 12/25/60(a)(c)	406,955
1,936,608	NR	Series 2021-R1, Class A2, 2.400% due 8/25/56(a)(c)	1,686,459
972,812	NR	Series 2021-R3, Class A1A, 1.951% due 6/25/57(a)(c)	856,296
1,167,036	NR	Series 2021-R4, Class A1A, 2.000% due 5/1/61(a)(c)	1,003,612
2,062,425	NR	Series 2021-R5, Class A1, 2.000% due 8/25/61(a)(c)	1,610,527
2,406,567	NR	Series 2023-R1, Class A1A, 5.400% due 4/25/62(a)(c)	2,285,016
2,083,960	NR	Series 2023-R3, Class A1A, 4.500% due 1/25/63(a)(c)	1,780,081
893,201	AAA(f)	Series 2023-R4, Class A1, 5.000% due 5/25/62(a)(c)	870,885
		Citigroup Commercial Mortgage Trust:
134,139	Aaa(d)	Series 2013-375P, Class A, 3.251% due 5/10/35(c)	125,238
705,000	Aaa(d)	Series 2014-GC21, Class A5, 3.855% due 5/10/47	695,085
285,000	Aa3(d)	Series 2016-C2, Class B, 3.176% due 8/10/49	247,241
726,338	Aaa(d)	Series 2016-C3, Class A3, 2.896% due 11/15/49	666,228
500,000	Aaa(d)	Series 2016-P5, Class A4, 2.941% due 10/10/49	456,500
1,290,000	Aaa(d)	Series 2017-C4, Class A3, 3.209% due 10/12/50	1,186,921
248,657	Aaa(d)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	236,425
13,247,134	AA+	Series 2019-C7, Class XA, 0.989% due 12/15/72(a)(m)	533,800
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 5.869% (1-Month Term SOFR + 0.554%) due 9/25/36(a)	517,841
1,200,000	AAA	Clover CLO LLC, Series 2018-1A, Class A1R, 6.708% (3-Month Term SOFR + 1.382%) due 4/20/32(a)(c)	1,196,755
255,578	Aaa(d)	Cold Storage Trust, Series 2020-ICE5, Class A, 6.325% (1-Month Term SOFR + 1.014%) due 11/15/37(a)(c)	253,514
886,681	AAA(f)	COLT Mortgage Loan Trust, Series 2021-2, Class A1, 0.924% due 8/25/66(a)(c)	683,188
		Commercial Mortgage Trust:
190,000	BB-(f)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(c)	169,423
248,908	D	Series 2013-CR9, Class E, 4.541% due 7/10/45(a)(c)	143,759
40,000	B1(d)	Series 2013-CR12, Class B, 4.762% due 10/10/46(a)	29,122
20,000	Caa3(d)	Series 2013-CR12, Class C, 5.124% due 10/10/46(a)	8,000
143,000	Baa3(d)	Series 2014-CR17, Class C, 4.942% due 5/10/47(a)	128,467
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	137,227
210,000	A-(f)	Series 2014-CR21, Class C, 4.565% due 12/10/47(a)	193,267
345,000	Aaa(d)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	335,407
2,656,856	Aa1(d)	Series 2015-CR25, Class XA, 0.942% due 8/10/48(a)(m)	32,472
175,000	Aaa(d)	Series 2015-CR26, Class A4, 3.630% due 10/10/48	166,456
465,000	Aaa(d)	Series 2018-COR3, Class A3, 4.228% due 5/10/51	436,967
		Connecticut Avenue Securities Trust:
620,000	NR	Series 2020-R01, Class 1B1, 8.652% (30-Day Average SOFR + 3.364%) due 1/25/40(a)(c)	622,048
1,110,000	BBB-	Series 2022-R04, Class 1M2, 8.388% (30-Day Average SOFR + 3.100%) due 3/25/42(a)(c)	1,127,192
1,220,000	BBB	Series 2023-R05, Class 1M2, 8.396% (30-Day Average SOFR + 3.100%) due 6/25/43(a)(c)	1,244,309
43,130	WR(d)	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A3, 3.562% due 4/25/35(a)	31,914
		Credit Suisse Commercial Mortgage Capital Trust:
1,260,000	CCC	Series 2014-USA, Class F, 4.373% due 9/15/37(c)	495,440
539,386	AAA(f)	Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(c)	476,199
2,640,159	NR	Series 2020-RPL3, Class A1, 2.691% due 3/25/60(a)(c)	2,621,980
314,000	Aaa(d)	Series 2021-BHAR, Class A, 6.575% (1-Month Term SOFR + 1.264%) due 11/15/38(a)(c)	310,823
148,927	AAA(f)	Series 2021-NQM7, Class A1, 1.756% due 10/25/66(a)(c)	122,854
2,219,875	NR	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(c)	2,099,608

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$2,418,023	NR	Series 2022-RPL3, Class A1, 3.716% due 3/25/61(a)(c)	$2,350,808
825,878	AAA(f)	Series 2022-RPL4, Class A1, 3.904% due 4/25/62(a)(c)	771,583
33,992	WR(d)	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1, 4.500% due 7/25/20	29,641
		Credit Suisse Mortgage Capital Certificates:
658,362	Aaa(d)	Series 2019-ICE4, Class A, 6.338% (1-Month Term SOFR + 1.027%) due 5/15/36(a)(c)	657,741
947,642	Ba3(d)	Series 2019-ICE4, Class F, 8.008% (1-Month Term SOFR + 2.697%) due 5/15/36(a)(c)	938,978
		CSAIL Commercial Mortgage Trust:
295,000	Aaa(d)	Series 2015-C1, Class A4, 3.505% due 4/15/50	283,156
270,000	Aaa(d)	Series 2015-C3, Class A4, 3.718% due 8/15/48	257,538
310,000	Aaa(d)	Series 2018-CX12, Class A4, 4.224% due 8/15/51(a)	291,055
180,000	Aaa(d)	Series 2021-C20, Class A3, 2.805% due 3/15/54	147,587
280,000	Aaa(d)	CSMC NET, Series 2020-NET, Class B, 2.816% due 8/15/37(c)	252,236
705,098	AA+	CSMC Trust, Series 2019-AFC1, Class A2, step bond to yield, 3.776% due 7/25/49(c)	648,694
1,000,000	Aaa(d)	CSMC UVIL, Series 2019-UVIL, Class A, 3.160% due 12/15/41(c)	839,475
		CWABS Asset-Backed Certificates Trust:
3,188,166	D	Series 2004-7, Class MF2, 4.211% due 10/25/34(a)	2,957,770
165,014	AA	Series 2007-13, Class 2A2, 6.229% (1-Month Term SOFR + 0.914%) due 10/25/47(a)	147,548
36,210	B-	CWABS Asset-Backed Notes Trust, Series 2006-SD3, Class A1, 6.089% (1-Month Term SOFR + 0.774%) due 7/25/36(a)(c)	35,466
		DBJPM Mortgage Trust:
350,000	AA-(f)	Series 2016-C1, Class B, 4.195% due 5/10/49(a)	304,314
171,109	Aaa(d)	Series 2016-C3, Class A4, 2.632% due 8/10/49	156,561
390,000	Aaa(d)	DC Office Trust, Series 2019-MTC, Class A, 2.965% due 9/15/45(c)	315,609
1,488,750	BBB-	Driven Brands Funding LLC, Series 2022-1A, Class A2, 7.393% due 10/20/52(c)	1,498,026
250,000	Aaa(d)	Dryden 60 CLO Ltd., Series 2018-60A, Class A, 6.620% (3-Month Term SOFR + 1.312%) due 7/15/31(a)(c)	249,262
651,328	AAA	Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 6.833% (3-Month Term SOFR + 1.462%) due 8/15/30(a)(c)	651,785
22,269	CCC	DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2B, 6.228% (1-Month Term SOFR + 0.914%) due 11/19/44(a)	20,756
33,206	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 7.979% (1-Month Term SOFR + 2.664%) due 9/25/33(a)	33,010
792,076	Aaa(d)	Extended Stay America Trust, Series 2021-ESH, Class A, 6.504% (1-Month Term SOFR + 1.194%) due 7/15/38(a)(c)	785,180
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
40,409	NR	Series 334, Class S7, 0.797% (5.986% – 30-Day Average SOFR) due 8/15/44(h)(m)	3,813
64,008	NR	Series 353, Class S1, 0.697% (5.886% – 30-Day Average SOFR) due 12/15/46(h)(m)	5,780
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
419	NR	Series 1865, Class DA, 18.719% (31.310% – 11th District Cost of Funds Index) due 2/15/24(h)(m)	12
6,070	NR	Series 3451, Class SB, 0.727% (5.916% – 30-Day Average SOFR) due 5/15/38(h)(m)	378
36,912	NR	Series 3621, Class SB, 0.927% (6.116% – 30-Day Average SOFR) due 1/15/40(h)(m)	3,023
551,519	NR	Series 3743, Class PB, 4.500% due 10/15/40	538,083
441,248	NR	Series 3866, Class SA, 0.647% (5.836% – 30-Day Average SOFR) due 5/15/41(h)(m)	20,717
104,613	NR	Series 3947, Class SG, 0.647% (5.836% – 30-Day Average SOFR) due 10/15/41(h)(m)	8,258
11,697	NR	Series 3973, Class SA, 1.187% (6.376% – 30-Day Average SOFR) due 12/15/41(h)(m)	1,194
118,704	NR	Series 4203, Class PS, 0.947% (6.136% – 30-Day Average SOFR) due 9/15/42(h)(m)	8,647
108,349	NR	Series 4210, Class Z, 3.000% due 5/15/43	85,647
27,870	NR	Series 4239, Class IO, 3.500% due 6/15/27(m)	951
362,610	NR	Series 4316, Class XZ, 4.500% due 3/15/44	346,791
36,823	NR	Series 4335, Class SW, 0.697% (5.886% – 30-Day Average SOFR) due 5/15/44(h)(m)	3,062
391,877	NR	Series 4391, Class MZ, 3.000% due 9/15/44	334,944
924,089	NR	Series 4639, Class HZ, step bond to yield, 3.250% due 4/15/53	717,693
147,065	NR	Series 4879, Class BC, 3.000% due 4/15/49	129,055

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$501,800	NR	Series 4988, Class AK, 1.000% due 7/25/50	$383,972
494,094	NR	Series 5002, Class TJ, 2.000% due 7/25/50	407,183
66,240	NR	Series 5010, Class IK, 2.500% due 9/25/50(m)	9,993
237,764	NR	Series 5010, Class JI, 2.500% due 9/25/50(m)	40,923
80,830	NR	Series 5013, Class IN, 2.500% due 9/25/50(m)	12,861
166,925	NR	Series 5018, Class MI, 2.000% due 10/25/50(m)	22,086
71,159	NR	Series 5040, Class IB, 2.500% due 11/25/50(m)	12,377
1,021,630	NR	Series 5085, Class NI, 2.000% due 3/25/51(m)	118,797
352,122	NR	Series 5140, Class NI, 2.500% due 5/25/49(m)	49,982
454,523	NR	Series 5148, Class BI, 2.500% due 1/25/49(m)	63,277
183,085	NR	Series 5148, Class CI, 2.000% due 6/25/49(m)	20,703
761,641	NR	Series 5202, Class IN, 3.000% due 1/25/47(m)	101,507
500,000	NR	Series 5224, Class HL, 4.000% due 4/25/52	447,251
36,897	NR	Series R007, Class ZA, 6.000% due 5/15/36	38,030
		Federal Home Loan Mortgage Corp. (FHLMC), Structured Agency Credit Risk REMICS:
1,229,688	BBB	Series 2020-DNA3, Class B1, 10.502% (30-Day Average SOFR + 5.214%) due 6/25/50(a)(c)	1,326,033
295,464	BBB+	Series 2021-DNA1, Class M2, 7.088% (30-Day Average SOFR + 1.800%) due 1/25/51(a)(c)	296,037
752,486	BBB	Series 2021-DNA5, Class M2, 6.938% (30-Day Average SOFR + 1.650%) due 1/25/34(a)(c)	751,582
1,500,000	BBB-	Series 2021-DNA6, Class M2, 6.788% (30-Day Average SOFR + 1.500%) due 10/25/41(a)(c)	1,469,958
300,000	BB	Series 2022-DNA2, Class M2, 9.038% (30-Day Average SOFR + 3.750%) due 2/25/42(a)(c)	305,083
290,000	B+	Series 2022-DNA3, Class B1, 10.938% (30-Day Average SOFR + 5.650%) due 4/25/42(a)(c)	305,913
227,278	BBB+	Series 2023-DNA1, Class M1A, 7.396% (30-Day Average SOFR + 2.100%) due 3/25/43(a)(c)	230,034
600,000	NR	Federal National Mortgage Association (FNMA), 5.000% due 11/1/28(j)	602,784
		Federal National Mortgage Association (FNMA), ACES:
3,249,394	NR	Series 2015-M7, Class X2, 0.575% due 12/25/24(a)(m)	10,954
13,730,845	NR	Series 2015-M8, Class X2, 0.157% due 1/25/25(a)(m)	11,115
80,148	NR	Series 2017-M8, Class A2, 3.061% due 5/25/27(a)	75,234
187,548	NR	Series 2019-M19, Class A2, 2.560% due 9/25/29	167,783
100,543	NR	Series 2019-M28, Class AV, 2.232% due 2/25/27	93,612
533,164	NR	Series 2020-M36, Class X1, 1.541% due 9/25/34(a)(m)	34,119
245,000	NR	Series 2021-M2S, Class A2, 1.868% due 10/25/31(a)	197,208
425,000	NR	Series 2022-M5, Class A3, 2.437% due 1/1/34(a)	341,823
265,000	NR	Series 2022-M10, Class A2, 2.003% due 1/25/32(a)	213,180
492,764	AA+(f)	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 8.002% (30-Day Average SOFR + 2.714%) due 5/25/24(a)	496,595
		Federal National Mortgage Association (FNMA), Grantor Trust:
43,017	NR	Series 2000-T6, Class A3, 4.238% due 11/25/40(a)	41,991
99,258	NR	Series 2017-T1, Class A, 2.898% due 6/25/27	91,819
		Federal National Mortgage Association (FNMA), Interest Strip:
47,211	NR	Series 409, Class C13, 3.500% due 11/25/41(m)	7,215
101,042	NR	Series 409, Class C18, 4.000% due 4/25/42(m)	18,701
13,314	NR	Series 409, Class C22, 4.500% due 11/25/39(m)	2,450
		Federal National Mortgage Association (FNMA), REMICS:
11,254	NR	Series 2004-38, Class FK, 5.752% (30-Day Average SOFR + 0.464%) due 5/25/34(a)	11,154
184,887	NR	Series 2006-51, Class SP, 1.248% (6.536% – 30-Day Average SOFR) due 3/25/36(h)(m)	5,493
113,883	NR	Series 2007-68, Class SC, 1.298% (6.586% – 30-Day Average SOFR) due 7/25/37(h)(m)	10,742
372,358	NR	Series 2008-18, Class SM, 1.598% (6.886% – 30-Day Average SOFR) due 3/25/38(h)(m)	16,589
287,331	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	265,583

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$51,432	NR	Series 2011-87, Class SG, 1.148% (6.436% – 30-Day Average SOFR) due 4/25/40(h)(m)	$1,111
732,669	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	710,548
61,817	NR	Series 2012-35, Class SC, 1.098% (6.386% – 30-Day Average SOFR) due 4/25/42(h)(m)	6,260
49,251	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	50,859
69,788	NR	Series 2012-51, Class B, 7.000% due 5/25/42	74,775
54,595	NR	Series 2012-74, Class SA, 1.248% (6.536% – 30-Day Average SOFR) due 3/25/42(h)(m)	3,143
9,099	NR	Series 2012-75, Class AO, zero coupon due 3/25/42(l)	8,031
10,178	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(m)	224
43,938	NR	Series 2012-133, Class CS, 0.748% (6.036% – 30-Day Average SOFR) due 12/25/42(h)(m)	4,214
177,638	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	187,377
144,734	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	146,181
34,948	NR	Series 2013-54, Class BS, 0.748% (6.036% – 30-Day Average SOFR) due 6/25/43(h)(m)	3,662
28,247	NR	Series 2013-73, Class IA, 3.000% due 9/25/32(m)	1,543
635,201	NR	Series 2014-6, Class Z, 2.500% due 2/25/44	531,747
264,518	NR	Series 2015-65, Class CZ, 3.500% due 9/25/45	219,862
92,834	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	89,356
43,589	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	42,438
83,275	NR	Series 2018-94, Class KD, 3.500% due 12/25/48	76,098
213,065	NR	Series 2020-47, Class GZ, 2.000% due 7/25/50	124,098
700,000	NR	Series 2020-56, Class AQ, 2.000% due 8/25/50	531,682
77,594	NR	Series 2020-56, Class DI, 2.500% due 8/25/50(m)	13,450
619,038	NR	Series 2020-73, Class KI, 3.000% due 10/25/50(m)	103,263
1,503,243	NR	Series 2021-43, Class IO, 2.500% due 6/25/51(m)	226,114
532,094	NR	Series 2021-61, Class KI, 2.500% due 4/25/49(m)	74,189
734,206	NR	Series 2021-69, Class IJ, 2.500% due 1/25/49(m)	98,760
771,131	NR	Series 2022-86, Class IO, 2.500% due 5/25/50(m)	108,057
586,931	NR	Series 2023-36, Class AO, zero coupon due 8/25/50(l)	408,042
		FHLMC Multifamily Structured Pass-Through Certificates:
2,500,000	AA+(f)	Series K104, Class XAM, 1.508% due 1/25/30(a)(m)	183,325
440,000	AAA(f)	Series K144, Class A2, 2.450% due 4/25/32	367,799
960,695	AAA(f)	Series K736, Class X1, 1.410% due 7/25/26(a)(m)	27,850
3,989,517	AAA(f)	Series K743, Class X1, 1.026% due 5/25/28(a)(m)	144,376
164,201	NR	Series KIR2, Class A1, 2.748% due 3/25/27	156,840
975,412	CC	First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 5.909% (1-Month Term SOFR + 0.594%) due 10/25/36(a)	634,044
1,100,000	Aaa(d)	Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, 6.692% (3-Month USD-LIBOR + 1.110%) due 7/19/34(a)(c)	1,095,253
		Ford Credit Floorplan Master Owner Trust A:
583,000	AAA	Series 2018-4, Class A, 4.060% due 11/15/30	552,022
2,288,000	Aaa(d)	Series 2023-1, Class A1, 4.920% due 5/15/28(c)	2,269,044
		Freddie Mac Multifamily Structured Pass Through Certificates:
3,433,725	AAA(f)	Series K104, Class X1, 1.246% due 1/25/30(a)(m)	190,832
300,000	AAA(f)	Series K109, Class A2, 1.558% due 4/25/30	245,957
10,482,327	Aaa(d)	Series K130, Class X1, 1.143% due 6/25/31(a)(m)	655,130
4,491,461	AAA(f)	Series K131, Class X1, 0.830% due 7/25/31(a)(m)	203,561
1,240,000	Aaa(d)	Series K146, Class A2, 2.920% due 6/25/32	1,074,518
736,000	Aaa(d)	Series K148, Class A2, 3.500% due 7/25/32(a)	667,335
19,188,046	Aaa(d)	Series K148, Class X1, 0.391% due 7/25/32(a)(m)	401,401
300,000	AAA(f)	Series K748, Class A2, 2.260% due 1/25/29(a)	264,247
200,000	Aaa(d)	Series K751, Class A2, 4.412% due 3/25/30	195,282
994,203	NR	Series KG08, Class A2, 4.134% due 5/25/33(a)	940,885
320,000	AAA(f)	Series K-152, Class A2, 3.780% due 11/25/32(a)	295,926
8,999,909	AAA(f)	Series K-157, Class X1, 0.419% due 5/25/33(a)(m)	210,880
300,000	NR	Freddie Mac Multifamily Certificates, Series K159, Class A2, 4.500% due 11/25/33(c)	292,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$259,589	BBB+	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A, 7.396% (30-Day Average SOFR + 2.100%) due 4/25/43(a)(c)	$262,359
314,076	NR	FREMF Mortgage Trust, Series 2019-KF58, Class B, 7.366% (30-Day Average SOFR + 2.264%) due 1/25/26(a)(c)	294,734
144,918	NR	FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500% due 1/25/39(a)	135,058
250,000	Aaa(d)	Galaxy XXVI CLO Ltd., Series 2018-26A, Class A, 6.845% (3-Month Term SOFR + 1.462%) due 11/22/31(a)(c)	249,427
1,050,000	AA	GoldenTree Loan Management US CLO 1 Ltd., Series 2021-11A, Class B, 7.188% (3-Month Term SOFR + 1.862%) due 10/20/34(a)(c)	1,033,026
		GoodLeap Sustainable Home Solutions Trust:
270,955	A(f)	Series 2022-1GS, Class A, 2.700% due 1/20/49(c)	216,861
487,000	A(f)	Series 2023-3C, Class A, 6.500% due 7/20/55(c)(j)	487,224
		Government National Mortgage Association (GNMA):
233,661	NR	Series 2007-51, Class SG, 1.152% (6.466% – 1-Month Term SOFR) due 8/20/37(h)(m)	6,848
747,148	NR	Series 2008-51, Class GS, 0.803% (6.116% – 1-Month Term SOFR) due 6/16/38(h)(m)	47,477
3,604	NR	Series 2010-85, Class HS, 1.222% (6.536% – 1-Month Term SOFR) due 1/20/40(h)(m)	20
102,685	NR	Series 2012-H27, Class AI, 1.744% due 10/20/62(a)(m)	3,167
74,796	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(m)	7,783
296,342	NR	Series 2013-85, Class IA, 0.522% due 3/16/47(a)(m)	2,376
74,860	NR	Series 2013-107, Class AD, 2.840% due 11/16/47(a)	66,547
81,381	NR	Series 2014-105, Class IO, 0.125% due 6/16/54(a)(m)	480
837,143	NR	Series 2014-H20, Class FA, 5.648% (1-Month Term SOFR + 0.544%) due 10/20/64(a)	831,185
43,778	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(m)	8,291
147,348	NR	Series 2015-167, Class SA, 0.822% (6.136% – 1-Month Term SOFR) due 11/20/45(h)(m)	15,022
44,468	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(m)	8,731
98,273	NR	Series 2016-135, Class SB, 0.673% (5.986% – 1-Month Term SOFR) due 10/16/46(h)(m)	12,893
63,787	NR	Series 2017-187, Class SJ, 0.772% (6.086% – 1-Month Term SOFR) due 12/20/47(h)(m)	6,636
416,183	NR	Series 2017-H22, Class IC, 0.341% due 11/20/67(a)(m)	12,789
81,656	NR	Series 2018-124, Class NW, 3.500% due 9/20/48	75,896
113,475	NR	Series 2019-12, Class QA, 3.500% due 9/20/48	106,847
287,013	NR	Series 2019-86, Class C, 2.500% due 3/20/49	245,427
81,032	NR	Series 2019-119, Class JE, 3.000% due 9/20/49	71,122
253,152	NR	Series 2020-47, Class MI, 3.500% due 4/20/50(m)	42,747
70,892	NR	Series 2020-47, Class NI, 3.500% due 4/20/50(m)	11,766
585,440	NR	Series 2020-103, Class AD, 1.450% due 1/16/63	446,064
369,484	NR	Series 2020-123, Class IL, 2.500% due 8/20/50(m)	48,036
228,860	NR	Series 2020-123, Class NI, 2.500% due 8/20/50(m)	31,752
74,480	NR	Series 2020-127, Class IN, 2.500% due 8/20/50(m)	10,165
299,815	NR	Series 2020-127, Class LP, 1.500% due 6/20/50	234,474
77,664	NR	Series 2020-129, Class IE, 2.500% due 9/20/50(m)	10,595
80,211	NR	Series 2020-160, Class IH, 2.500% due 10/20/50(m)	10,915
77,284	NR	Series 2020-160, Class VI, 2.500% due 10/20/50(m)	11,025
313,290	NR	Series 2020-160, Class YI, 2.500% due 10/20/50(m)	41,714
2,890,959	NR	Series 2020-173, Class MI, 2.500% due 11/20/50(m)	378,613
372,749	NR	Series 2020-181, Class WI, 2.000% due 12/20/50(m)	40,510
185,498	NR	Series 2020-H09, Class FL, 4.850% (1-Month Term SOFR + 1.264%) due 5/20/70(a)	186,055
48,497	NR	Series 2020-H12, Class F, 5.530% (1-Month Term SOFR + 0.614%) due 7/20/70(a)	47,702
255,533	NR	Series 2020-H13, Class FA, 4.989% (1-Month Term SOFR + 0.564%) due 7/20/70(a)	249,841
48,443	NR	Series 2020-H13, Class FC, 4.796% (1-Month Term SOFR + 0.564%) due 7/20/70(a)	47,427
169,002	NR	Series 2021-2, Class AH, 1.500% due 6/16/63	126,404
145,105	NR	Series 2021-14, Class AB, 1.340% due 6/16/63	108,678
1,352,847	NR	Series 2021-77, Class LC, 1.250% due 7/20/50	1,039,293
398,595	NR	Series 2021-115, Class MI, 2.500% due 5/20/51(m)	41,836
2,665,078	NR	Series 2021-133, Class IO, 0.880% due 7/16/63(a)(m)	176,022
435,873	NR	Series 2021-188, Class PA, 2.000% due 10/20/51	361,287

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$300,000	NR	Series 2022-3, Class B, 1.850% due 2/16/61	$151,695
1,359,215	NR	Series 2022-3, Class IO, 0.640% due 2/16/61(a)(m)	65,224
382,013	NR	Series 2022-189, Class PT, 2.500% due 10/20/51	314,744
200,000	NR	Series 2022-196, Class BE, 3.000% due 10/16/64(a)	143,739
1,488,847	NR	Series 2022-210, Class IO, 0.695% due 7/16/64(a)(m)	96,502
1,492,722	NR	Series 2022-216, Class IO, 0.750% due 7/16/65(a)(m)	91,807
1,399,952	NR	Series 2023-92, Class AH, 2.000% due 6/16/64	1,068,428
1,999,932	NR	Series 2023-92, Class IA, 0.611% due 6/16/64(a)(m)	126,839
710,000	Aaa(d)	Great Wolf Trust, Series 2019-WOLF, Class A, 6.458% (1-Month Term SOFR + 1.148%) due 12/15/36(a)(c)	707,328
		GS Mortgage Securities Corp. Trust:
636,208	BBB-	Series 2018-SRP5, Class A, 7.225% (1-Month Term SOFR + 1.914%) due 9/15/31(a)(c)	528,010
1,772,000	AA-(f)	Series 2021-IP, Class B, 6.575% (1-Month Term SOFR + 1.264%) due 10/15/36(a)(c)	1,653,930
370,000	AAA	Series 2021-ROSS, Class A, 6.575% (1-Month Term SOFR + 1.264%) due 5/15/26(a)(c)	325,707
520,000	Aaa(d)	Series 2023-FUN, Class A, 7.402% (1-Month Term SOFR + 2.091%) due 3/15/28(a)(c)	516,263
525,000	Aa3(d)	Series 2023-FUN, Class B, 8.101% (1-Month Term SOFR + 2.790%) due 3/15/28(a)(c)	519,272
209,569	Aaa(d)	GS Mortgage Securities Trust, Series 2017-GS6, Class A2, 3.164% due 5/10/50	193,565
1,071,260	WR(d)	GSAMP Trust, Series 2004-AR2, Class M2, 6.329% (1-Month Term SOFR + 1.014%) due 8/25/34(a)	1,057,768
250,000	AAA	Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, 6.940% (3-Month Term SOFR + 1.632%) due 4/15/33(a)(c)	249,603
		Harborview Mortgage Loan Trust:
52,321	AA-	Series 2004-5, Class 2A6, 4.630% due 6/19/34(a)	49,948
36,408	WD(f)	Series 2006-2, Class 1A, 5.525% due 2/25/36(a)	12,621
658,012	Caa2(d)	Series 2006-10, Class 1A1A, 5.628% (1-Month Term SOFR + 0.314%) due 11/19/36(a)	519,959
374,833	Aa1(d)	Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.600% due 11/1/35(c)	327,042
780,000	CC	Home Equity Asset Trust, Series 2005-6, Class M5, 6.374% (1-Month Term SOFR + 1.059%) due 12/25/35(a)	713,172
1,640,356	B	HomeBanc Mortgage Trust, Series 2005-5, Class A2, 6.109% (1-Month Term SOFR + 0.794%) due 1/25/36(a)	1,568,812
1,049,392	Aaa(d)	HPS Loan Management Ltd., Series 11A-17, Class AR, 6.651% (3-Month Term SOFR + 1.282%) due 5/6/30(a)(c)	1,045,834
43,134	AA	Impac CMB Trust, Series 2007-A, Class A, 5.929% (1-Month Term SOFR + 0.614%) due 5/25/37(a)(c)	40,512
710,000	AAA(f)	Independence Plaza Trust, Series 2018-INDP, Class A, 3.763% due 7/10/35(c)	666,725
		Indymac Index Mortgage Loan Trust:
854,416	CCC	Series 2005-AR14, Class 2A1A, 6.029% (1-Month Term SOFR + 0.714%) due 7/25/35(a)	685,917
24,416	Caa2(d)	Series 2005-AR15, Class A2, 3.736% due 9/25/35(a)	21,635
299,192	NR	InStar Leasing III LLC, Series 2021-1A, Class A, 2.300% due 2/15/54(c)	251,981
889,596	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 5.749% (1-Month Term SOFR + 0.434%) due 8/25/36(a)	262,445
		JP Morgan Chase Commercial Mortgage Securities Trust:
1,710,000	Caa3(d)	Series 2018-PHH, Class F, 8.667% (1-Month Term SOFR + 3.357%) due 6/15/35(a)(c)(k)	358,765
365,000	Aaa(d)	Series 2019-OSB, Class A, 3.397% due 6/5/39(c)	314,738
250,000	Baa1(d)	Series 2021-MHC, Class D, 7.124% (1-Month Term SOFR + 1.814%) due 4/15/38(a)(c)	245,709
495,130	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 6.014% (1-Month Term SOFR + 0.699%) due 5/25/35(a)	483,876
880,000	BB	JP Morgan Mortgage Acquisition Trust, Series 2007-CH2, Class MV2, 5.729% (1-Month Term SOFR + 0.414%) due 1/25/37(a)	842,350
		JP Morgan Mortgage Trust:
147,146	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(c)	129,222
137,567	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(c)	120,606
27,211	AAA	Series 2019-1, Class A11, 6.379% (1-Month Term SOFR + 1.064%) due 5/25/49(a)(c)	26,380

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$691,131	Aaa(d)	Series 2019-6, Class B1, 4.242% due 12/25/49(a)(c)	$622,305
1,638,346	Aaa(d)	Series 2021-13, Class A3, 2.500% due 4/25/52(a)(c)	1,303,423
33,502	Aaa(d)	JP Morgan Trust, Series 2015-5, Class A9, 6.525% due 5/25/45(a)(c)	32,868
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(d)	Series 2013-C17, Class B, 5.039% due 1/15/47(a)	36,683
350,000	CCC(f)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(c)	272,106
		JPMDB Commercial Mortgage Securities Trust:
340,000	A(f)	Series 2017-C5, Class B, 4.009% due 3/15/50(a)	266,566
190,000	Aaa(d)	Series 2017-C7, Class A5, 3.409% due 10/15/50	173,268
130,000	AA-	Series 2018-C8, Class B, 4.522% due 6/15/51	110,560
805,755	A3(d)	KKR Industrial Portfolio Trust, Series 2021-KDIP, Class D, 6.675% (1-Month Term SOFR + 1.364%) due 12/15/37(a)(c)	794,957
890,000	Aaa(d)	KREF Ltd., Series 2021-FL2, Class A, 6.498% (1-Month Term SOFR + 1.184%) due 2/15/39(a)(c)	878,993
1,200,000	NR	KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class B, 2.861% due 11/5/44(c)	836,338
582,688	AAA	LAQ Mortgage Trust, Series 2023-LAQ, Class A, 7.402% (1-Month Term SOFR + 2.091%) due 3/15/36(a)(c)	582,324
		Legacy Mortgage Asset Trust:
1,664,066	NR	Series 2020-GS2, Class A1, step bond to yield, 5.750% due 3/25/60(c)	1,657,493
718,217	NR	Series 2021-GS2, Class A1, step bond to yield, 1.750% due 4/25/61(c)	673,155
538,576	NR	Series 2021-GS3, Class A1, step bond to yield, 1.750% due 7/25/61(c)	511,383
491,485	NR	Life Mortgage Trust, Series 2021-BMR, Class G, 8.374% (1-Month Term SOFR + 3.064%) due 3/15/38(a)(c)	467,063
1,500,000	AA	Lucali CLO Ltd., Series 2020-1A, Class B, 7.170% (3-Month Term SOFR + 1.862%) due 1/15/33(a)(c)	1,482,286
251,591	Baa2(d)	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432% due 10/15/46(c)	206,879
1,295,000	AAA	Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.732% (3-Month Term SOFR + 1.412%) due 4/19/33(a)(c)	1,290,486
274,701	AAA	Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, 6.831% (3-Month Term SOFR + 1.462%) due 7/29/30(a)(c)	274,579
528,780	A+	MAPS Trust, Series 2021-1A, Class A, 2.521% due 6/15/46(c)	460,039
119,636	WD(f)	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 5.769% due 10/25/32(a)	112,862
854,897	A3(d)	Med Trust, Series 2021-MDLN, Class D, 7.424% (1-Month Term SOFR + 2.114%) due 11/15/38(a)(c)	821,915
201,855	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 5.929% (1-Month Term SOFR + 0.614%) due 7/25/37(a)	95,500
12,225	WD(f)	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 4.608% due 5/25/34(a)	10,918
1,155,000	Aaa(d)	MF1 Ltd., Series 2021-FL7, Class A, 6.506% (1-Month Term SOFR + 1.194%) due 10/16/36(a)(c)	1,133,344
250,000	AAA(f)	MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, 6.225% (1-Month Term SOFR + 0.915%) due 4/15/38(a)(c)	246,536
275,000	AAA(f)	MKT Mortgage Trust, Series 2020-525M, Class A, 2.694% due 2/12/40(c)	196,605
		ML-CFC Commercial Mortgage Trust:
31,224	Ca(d)	Series 2007-5, Class AJ, 5.450% due 8/12/48(a)	7,895
2,881	WD(f)	Series 2007-9, Class AJ, 6.193% due 9/12/49(a)	2,773
		Morgan Stanley Bank of America Merrill Lynch Trust:
500,000	Aaa(d)	Series 2013-C13, Class A4, 4.039% due 11/15/46(n)	497,004
512,158	Aaa(d)	Series 2016-C28, Class A3, 3.272% due 1/15/49(n)	481,365
208,157	NR	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.710% due 12/20/46(c)	175,440
1,391,937	AAA	MVW Owner Trust, Series 2019-1A, Class A, 2.890% due 11/20/36(c)	1,333,764
495,658	AAA	Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, 6.490% (3-Month Term SOFR + 1.182%) due 10/15/29(a)(c)	493,919
1,200,000	Aaa(d)	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ARR, 6.730% (3-Month Term SOFR + 1.422%) due 7/15/34(a)(c)	1,191,676

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$1,270,000	A-	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.410% due 10/20/61(c)	$1,062,408
		New Residential Mortgage Loan Trust:
127,662	AAA	Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(c)	116,763
170,134	NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(c)	162,618
433,984	Aaa(d)	Series 2019-2A, Class A1, 4.250% due 12/25/57(a)(c)	410,868
452,963	Aaa(d)	Series 2019-6A, Class A1B, 3.500% due 9/25/59(a)(c)	414,032
695,748	AAA(f)	Series 2022-NQM4, Class A1, step bond to yield, 5.000% due 6/25/62(c)	676,279
433,204	Aaa(d)	Newark BSL CLO 1 Ltd., Series 2016-1A, Class A1R, 6.719% (3-Month Term SOFR + 1.362%) due 12/21/29(a)(c)	432,253
352,256	AAA	Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1, 1.850% due 11/20/50(c)	314,530
		OBX Trust:
218,407	AAA(f)	Series 2022-NQM6, Class A1, step bond to yield, 4.700% due 7/25/62(c)	211,636
400,246	AAA(f)	Series 2022-NQM7, Class A1, step bond to yield, 5.110% due 8/25/62(c)	391,246
875,901	AAA(f)	Series 2023-NQM3, Class A1, step bond to yield, 5.949% due 2/25/63(c)	869,620
		OCP CLO Ltd.:
490,000	AAA	Series 2018-15A, Class A1, 6.688% (3-Month Term SOFR + 1.362%) due 7/20/31(a)(c)	489,191
250,000	AAA	Series 2019-16A, Class AR, 6.543% (3-Month Term SOFR + 1.262%) due 4/10/33(a)(c)	248,603
263,129	AAA	Octagon Investment Partners 35 Ltd., Series 2018-1A, Class A1A, 6.648% (3-Month Term SOFR + 1.322%) due 1/20/31(a)(c)	262,499
497,535	AAA	Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, 6.540% (3-Month Term SOFR + 1.232%) due 4/15/31(a)(c)	496,197
1,000,000	AAA	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class AR, 6.730% (3-Month Term SOFR + 1.422%) due 7/15/36(a)(c)	992,263
500,000	Aaa(d)	One Bryant Park Trust, Series 2019-OBP, Class A, 2.516% due 9/15/54(c)	407,243
		OneMain Financial Issuance Trust:
1,650,000	AAA	Series 2023-1A, Class A, 5.500% due 6/14/38(c)	1,639,066
1,259,000	AAA	Series 2023-2A, Class A2, 6.746% (30-Day Average SOFR + 1.500%) due 9/15/36(a)(c)	1,262,142
2,618,850	AAA(f)	Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957% due 10/25/61(a)(c)	2,103,622
1,650,000	B+	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class M2, 6.179% (1-Month Term SOFR + 0.864%) due 11/25/35(a)	1,583,798
144,657	BB+	Option One Mortgage Loan Trust, Series 2004-3, Class M1, 6.209% (1-Month Term SOFR + 0.894%) due 11/25/34(a)	141,420
		Palmer Square CLO Ltd.:
636,249	AAA	Series 2014-1A, Class A1R2, 6.700% (3-Month Term SOFR + 1.392%) due 1/17/31(a)(c)	636,451
1,150,000	AAA	Series 2018-2A, Class A1A, 6.670% (3-Month Term SOFR + 1.362%) due 7/16/31(a)(c)	1,146,480
540,000	AAA	Series 2022-4A, Class A1A, 7.476% (3-Month Term SOFR + 2.150%) due 10/20/35(a)(c)	544,196
1,656,296	CCC	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-WWF1, Class M5, 7.229% (1-Month Term SOFR + 1.914%) due 12/25/34(a)	1,622,510
		PFS Financing Corp.:
400,000	AAA	Series 2020-E, Class A, 1.000% due 10/15/25(c)	397,589
190,000	AAA	Series 2021-A, Class A, 0.710% due 4/15/26(c)	183,859
1,050,000	AAA	Series 2022-C, Class A, 3.890% due 5/15/27(c)	1,017,251
788,000	AAA	Series 2022-D, Class A, 4.270% due 8/15/27(c)	767,262
1,931,000	AAA	Series 2023-A, Class A, 5.800% due 3/15/28(c)	1,939,485
633,000	AAA	Series 2023-C, Class A, 5.520% due 10/16/28(c)	633,943
		PMT Credit Risk Transfer Trust:
250,266	NR	Series 2019-2R, Class A, 9.193% (1-Month Term SOFR + 3.864%) due 5/30/25(a)(c)	250,020
135,527	NR	Series 2019-3R, Class A, 9.118% (30-Day Average SOFR + 3.814%) due 11/27/31(a)(c)	133,476
1,379,686	NR	PRET LLC, Series 2022-RN2, Class A1, step bond to yield, 5.000% due 6/25/52(c)	1,312,803
1,525,195	NR	Pretium Mortgage Credit Partners LLC, Series 2022-RN3, Class A1, 5.000% due 8/25/52(a)(c)	1,452,798
		Prime Mortgage Trust:
2,654	WR(d)	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(c)	2,640
460,777	WR(d)	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(c)	377,906

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
		PRKCM Trust:
$770,000	BBB	Series 2022-AFC2, Class M1, 6.233% due 8/25/57(a)(c)	$736,411
818,167	AAA	Series 2023-AFC1, Class A1, step bond to yield, 6.598% due 2/25/58(c)	827,159
666,000	NR	Progress Residential, Series 2021-SFR1, Class G, 3.861% due 4/17/38(c)	591,765
2,900,000	NR	Progress Residential Trust, Series 2021-SFR9, Class F, 4.053% due 11/17/40(c)	2,409,370
		PRPM LLC:
708,217	NR	Series 2021-11, Class A1, step bond to yield, 2.487% due 11/25/26(c)	677,885
905,375	AAA(f)	Series 2022-NQM1, Class A1, step bond to yield, 5.500% due 8/25/67(c)	886,778
500,000	Aaa(d)	Rad CLO 16 Ltd., Series 2022-16A, Class A1, 7.558% (3-Month Term SOFR + 2.250%) due 10/15/34(a)(c)	500,374
1,435,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/15/32(a)(c)	1,395,988
970,612	Aaa(d)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A, 6.629% (1-Month Term SOFR + 1.314%) due 11/25/36(a)(c)	963,637
880,268	Aaa(d)	Regatta X Funding Ltd., Series 2017-3A, Class A, 6.690% (3-Month Term SOFR + 1.382%) due 1/17/31(a)(c)	878,261
1,100,000	AA	Regatta XII Funding Ltd., Series 2019-1A, Class BR, 7.170% (3-Month Term SOFR + 1.862%) due 10/15/32(a)(c)	1,090,151
88,187	Caa2(d)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	81,205
850,000	NR	RIAL Issuer Ltd., Series 2022-FL8, Class D, 10.063% (1-Month Term SOFR + 4.750%) due 1/19/37(a)(c)	783,258
267,083	NR	SBA Small Business Investment Cos., Series 2018-10B, Class 1, 3.548% due 9/10/28	248,633
		Seasoned Credit Risk Transfer Trust:
71,263	NR	Series 2018-2, Class MA, 3.500% due 11/25/57	66,810
790,000	BB(f)	Series 2019-1, Class M, 4.750% due 7/25/58(a)(c)	723,581
238,257	NR	Series 2019-2, Class MA, 3.500% due 8/25/58	221,260
210,000	BB(f)	Series 2020-2, Class M, 4.250% due 11/25/59(a)(c)	182,542
474,275	A+	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 6.188% (1-Month Term SOFR + 0.874%) due 4/20/33(a)	431,170
250,000	AAA	Signal Peak CLO 12 Ltd., Series 2022-12A, Class A1, 6.850% (3-Month Term SOFR + 1.540%) due 7/18/34(a)(c)	249,031
330,000	AAA(f)	SLG Office Trust, Series 2021-OVA, Class A, 2.585% due 7/15/41(c)	265,419
976,000	B2(d)	SMRT, Series 2022-MINI, Class F, 8.661% (1-Month Term SOFR + 3.350%) due 1/15/39(a)(c)	906,299
310,000	NR	Soho Trust, Series 2021-SOHO, Class B, 2.786% due 8/10/38(a)(c)	207,831
		SREIT Trust:
1,110,000	AAA	Series 2021-MFP, Class A, 6.156% (1-Month Term SOFR + 0.845%) due 11/15/38(a)(c)	1,088,921
1,240,000	BB+	Series 2021-PALM, Class E, 7.334% (1-Month Term SOFR + 2.024%) due 10/15/34(a)(c)	1,168,566
880,269	NR	Stonepeak ABS, Series 2021-1A, Class AA, 2.301% due 2/28/33(c)	799,039
544,042	AAA	Store Maser Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120% due 6/20/51(c)	454,671
417,354	A	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 6.229% (1-Month Term SOFR + 0.914%) due 7/25/34(a)	405,830
47,146	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 5.928% (1-Month Term SOFR + 0.614%) due 7/19/35(a)	42,766
850,000	Aaa(d)	STWD Ltd., Series 2022-FL3, Class A, 6.539% (30-Day Average SOFR + 1.350%) due 11/15/38(a)(c)	831,100
374,853	NR	Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.610% due 2/1/55(c)	329,102
1,015,000	AAA(f)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 7.496% (1-Month Term SOFR + 2.186%) due 5/15/37(a)(c)	993,089
212,656	AAA	TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR3, 6.408% (3-Month Term SOFR + 1.100%) due 1/17/32(a)(c)	211,259
		Tharaldson Hotel Portfolio Trust:
81,008	AAA	Series 2018-THL, Class A, 6.481% (1-Month Term SOFR + 1.164%) due 11/11/34(a)(c)	80,252
291,629	B+	Series 2018-THL, Class E, 8.911% (1-Month Term SOFR + 3.594%) due 11/11/34(a)(c)	282,277
		Towd Point Mortgage Trust:
760,000	Baa3(d)	Series 2015-2, Class 1B3, 3.606% due 11/25/60(a)(c)	635,277

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1% — (continued)
$350,488	Aaa(d)	Series 2015-5, Class M1, 3.500% due 5/25/55(a)(c)	$348,182
770,000	Baa1(d)	Series 2016-5, Class B2, 3.734% due 10/25/56(a)(c)	635,348
329,846	AAA(f)	Series 2020-2, Class A1A, 1.636% due 4/25/60(a)(c)	287,125
167,796	Aaa(d)	TPGI Trust, Series 2021-DGWD, Class A, 6.124% (1-Month Term SOFR + 0.814%) due 6/15/26(a)(c)	164,746
250,000	AAA	Trinitas CLO XVIII Ltd., Series 2021-18A, Class A1, 6.758% (3-Month Term SOFR + 1.432%) due 1/20/35(a)(c)	248,326
		UBS Commercial Mortgage Trust:
340,000	AA-(f)	Series 2018-C11, Class B, 4.713% due 6/15/51(a)	285,773
470,000	Aaa(d)	Series 2019-C17, Class A3, 2.669% due 10/15/52	400,212
1,027,828	NR	Velocity Commercial Capital Loan Trust, Series 2019-1, Class A, 3.760% due 3/25/49(a)(c)	942,814
		Verus Securitization Trust:
773,080	AAA	Series 2021-5, Class A1, 1.013% due 9/25/66(a)(c)	627,458
2,676,549	AAA	Series 2021-7, Class A1, 1.829% due 10/25/66(a)(c)	2,281,420
291,641	A	Series 2023-3, Class A3, step bond to yield, 6.743% due 3/25/68(c)	291,374
99,613	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	97,859
872,488	NR	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(c)	817,037
		Voya CLO Ltd.:
670,896	Aaa(d)	Series 2014-2A, Class A1RR, 6.590% (3-Month Term SOFR + 1.282%) due 4/17/30(a)(c)	668,121
350,000	Aaa(d)	Series 2022-4A, Class A, 7.476% (3-Month Term SOFR + 2.150%) due 10/20/33(a)(c)	350,260
1,736,368	BBB	WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2AC2, 6.349% (1-Month Term SOFR + 1.034%) due 7/25/45(a)	1,617,564
		WaMu Mortgage Pass-Through Certificates Trust:
263,276	BB	Series 2005-AR1, Class A1B, 6.209% (1-Month Term SOFR + 0.894%) due 1/25/45(a)	244,132
486,053	BB-	Series 2005-AR4, Class A5, 3.909% due 4/25/35(a)	458,679
1,976,626	BB+	Series 2005-AR15, Class A1A1, 5.949% (1-Month Term SOFR + 0.634%) due 11/25/45(a)	1,811,496
601,550	A-	Series 2005-AR19, Class A1B3, 6.129% (1-Month Term SOFR + 0.814%) due 12/25/45(a)	568,126
471,960	B+	Series 2006-AR3, Class A1A, 5.430% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(a)	417,397
271,611	Ca(d)	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2007-OA2, Class 2A, 5.130% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(a)	221,536
		Wells Fargo Commercial Mortgage Trust:
90,220	B2(d)	Series 2013-LC12, Class B, 4.131% due 7/15/46(a)	74,149
1,000,000	Aa2(d)	Series 2015-C28, Class AS, 3.872% due 5/15/48(a)	938,854
150,000	Aaa(d)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	143,227
271,321	AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	258,921
384,614	Aaa(d)	Series 2016-C33, Class A3, 3.162% due 3/15/59	360,595
10,035,925	Aaa(d)	Series 2018-C43, Class XA, 0.738% due 3/15/51(a)(m)	221,019
250,000	Aaa(d)	Series 2018-C44, Class A4, 3.948% due 5/15/51	233,165
3,355,036	Aaa(d)	Series 2019-C52, Class XA, 1.749% due 8/15/52(a)(m)	214,579
180,000	AAA	Series 2019-C54, Class A4, 3.146% due 12/15/52	156,469
101,607	Aaa(d)	Wells Fargo Mortgage-Backed Securities Trust, Series 2019-4, Class A2, 3.000% due 9/25/49(a)(c)	85,859

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $231,395,233)	217,107,308

ASSET-BACKED SECURITIES — 2.6%

Automobiles — 1.0%
780,000	Aaa(d)	Avis Budget Rental Car Funding AESOP LLC, Series 2023-5A, Class A, 5.780% due 4/20/28(c)	778,918
1,522,000	AAA	Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.660% due 5/17/27	1,478,874
		CarMax Auto Owner Trust:
146,184	AAA	Series 2022-2, Class A2A, 2.810% due 5/15/25	145,607
100,000	AAA	Series 2022-2, Class A3, 3.490% due 2/16/27	97,542
606,000	AAA	Series 2023-3, Class A3, 5.280% due 5/15/28	606,363

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Automobiles — 1.0% — (continued)
		Credit Acceptance Auto Loan Trust:
$178,182	AAA	Series 2021-2A, Class A, 0.960% due 2/15/30(c)	$175,577
238,256	AAA	Series 2021-3A, Class A, 1.000% due 5/15/30(c)	233,247
470,000	AAA	Series 2021-4, Class A, 1.260% due 10/15/30(c)	453,394
		Enterprise Fleet Financing LLC:
1,287,000	AAA	Series 2023-2, Class A2, 5.560% due 4/22/30(c)	1,280,440
277,000	AAA	Series 2023-2, Class A3, 5.500% due 4/22/30(c)	274,197
64,822	AAA	Ford Credit Auto Lease Trust, Series 2022-A, Class A2A, 2.780% due 10/15/24	64,741
		Ford Credit Auto Owner Trust:
437,000	Aaa(d)	Series 2022-D, Class A3, 5.270% due 5/17/27	436,466
1,818,000	AAA	Series 2023-1, Class A, 4.850% due 8/15/35(c)	1,803,868
1,623,000	Aaa(d)	Series 2023-2, Class A, 5.280% due 2/15/36(c)	1,634,980
411,000	AAA	Series 2023-A, Class A3, 4.650% due 2/15/28	405,588
359,000	AAA	Series 2023-B, Class A3, 5.230% due 5/15/28	359,527
898,000	AAA	GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.450% due 6/16/28	902,978
920,000	Aaa(d)	Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210% due 12/26/25(c)	871,385
		Honda Auto Receivables Owner Trust:
796,818	Aaa(d)	Series 2021-4, Class A3, 0.880% due 1/21/26	767,008
821,000	AAA	Series 2023-2, Class A3, 4.930% due 11/15/27	815,936
		Hyundai Auto Receivables Trust:
945,000	AAA	Series 2022-B, Class A4, 3.800% due 8/15/28	911,537
524,000	AAA	Series 2023-B, Class A3, 5.480% due 4/17/28	527,514
597,639	Aaa(d)	LAD Auto Receivables Trust, Series 2023-1A, Class A2, 5.680% due 10/15/26(c)	595,584
1,322,000	AAA	Porsche Financial Auto Securitization Trust, Series 2023-1A, Class A3, 4.810% due 9/22/28(c)	1,309,025
1,118,000	Aaa(d)	Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3, 4.710% due 2/15/28	1,107,455
440,000	AAA	Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A3, 5.020% due 6/20/28	438,635

		Total Automobiles	18,476,386

Credit Cards — 0.5%
		American Express Credit Account Master Trust:
3,100,000	AAA	Series 2022-2, Class A, 3.390% due 5/15/27	3,000,414
798,000	Aaa(d)	Series 2022-3, Class A, 3.750% due 8/15/27	775,528
1,218,000	AAA	Series 2023-1, Class A, 4.870% due 5/15/28	1,213,740
580,000	AAA	Series 2023-2, Class A, 4.800% due 5/15/30	579,226
		Capital One Multi-Asset Execution Trust:
602,000	AAA	Series 2022-A3, Class A, 4.950% due 10/15/27	598,465
879,000	AAA	Series 2023-A1, Class A, 4.420% due 5/15/28	864,052
1,301,000	Aaa(d)	Discover Card Execution Notes Trust, Series 2023-A1, Class A, 4.310% due 3/15/28	1,275,528
300,000	NR	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class B, 3.200% due 9/21/26(c)	286,069

		Total Credit Cards	8,593,022

Student Loans — 1.1%
		College Ave Student Loans LLC:
167,726	AAA	Series 2019-A, Class A1, 6.829% (1-Month Term SOFR + 1.514%) due 12/28/48(a)(c)	167,146
111,817	AAA	Series 2019-A, Class A2, 3.280% due 12/28/48(c)	103,476
306,070	AAA	Series 2023-A, Class A2, 5.330% due 5/25/55(c)	299,318
		ECMC Group Student Loan Trust:
143,485	Aaa(d)	Series 2016-1A, Class A, 6.744% (30-Day Average SOFR + 1.464%) due 7/26/66(a)(c)	143,596
999,504	Aaa(d)	Series 2017-2A, Class A, 6.452% (30-Day Average SOFR + 1.164%) due 5/25/67(a)(c)	985,985
336,544	Aaa(d)	Edsouth Indenture No 9 LLC, Series 2015-1, Class A, 6.202% (30-Day Average SOFR + 0.914%) due 10/25/56(a)(c)	331,227
		Navient Private Education Loan Trust:
475,667	AAA	Series 2014-AA, Class A3, 7.025% (1-Month Term SOFR + 1.714%) due 10/15/31(a)(c)	476,980
34,653	AAA	Series 2018-BA, Class A2A, 3.610% due 12/15/59(c)	33,570

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Student Loans — 1.1% — (continued)
		Navient Private Education Refi Loan Trust:
$429,644	AAA	Series 2019-CA, Class A2, 3.130% due 2/15/68(c)	$407,824
328,464	AAA	Series 2019-D, Class A2A, 3.010% due 12/15/59(c)	304,178
397,850	AAA	Series 2019-D, Class A2B, 6.475% (1-Month Term SOFR + 1.164%) due 12/15/59(a)(c)	394,159
904,382	AAA	Series 2020-CA, Class A2A, 2.150% due 11/15/68(c)	828,054
401,943	AAA	Series 2020-IA, Class A1B, 6.425% (1-Month Term SOFR + 1.114%) due 4/15/69(a)(c)	397,426
1,138,804	Aaa(d)	Series 2021-EA, Class A, 0.970% due 12/16/69(c)	959,542
1,018,885	Aaa(d)	Series 2021-FA, Class A, 1.110% due 2/18/70(c)	857,174
899,457	Aaa(d)	Series 2023-A, Class A, 5.510% due 10/15/71(c)	891,323
		Navient Student Loan Trust:
1,185,151	AA+	Series 2017-3A, Class A3, 6.452% (30-Day Average SOFR + 1.164%) due 7/26/66(a)(c)	1,167,515
930,185	AA+	Series 2020-1A, Class A1B, 6.452% (30-Day Average SOFR + 1.164%) due 6/25/69(a)(c)	924,206
		Nelnet Student Loan Trust:
824,276	AA+	Series 2006-1, Class A6, 6.089% (3-Month Term SOFR + 0.712%) due 8/23/36(a)(c)	800,421
138,944	Aaa(d)	Series 2021-A, Class APT1, 1.360% due 4/20/62(c)	124,448
298,013	AAA	SLM Private Education Loan Trust, Series 2010-C, Class A5, 10.175% (1-Month Term SOFR + 4.864%) due 10/15/41(a)(c)	315,367
598,309	AA+	SLM Student Loan Trust, Series 2003-10A, Class A4, 6.222% (3-Month USD-LIBOR + 0.670%) due 12/17/68(a)(c)	593,816
		SMB Private Education Loan Trust:
5,139	AAA	Series 2015-C, Class A3, 7.375% (1-Month Term SOFR + 2.064%) due 8/16/32(a)(c)	5,141
11,010	Aaa(d)	Series 2016-A, Class A2A, 2.700% due 5/15/31(c)	10,720
61,096	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(c)	58,323
36,102	AAA	Series 2017-B, Class A2B, 6.175% (1-Month Term SOFR + 0.864%) due 10/15/35(a)(c)	35,825
157,804	AAA	Series 2018-A, Class A2B, 6.225% (1-Month Term SOFR + 0.914%) due 2/15/36(a)(c)	156,549
187,819	Aaa(d)	Series 2018-B, Class A2A, 3.600% due 1/15/37(c)	179,556
237,560	AAA	Series 2018-C, Class A2B, 6.175% (1-Month Term SOFR + 0.864%) due 11/15/35(a)(c)	235,334
58,437	AAA	Series 2020-A, Class A2B, 6.255% (1-Month Term SOFR + 0.944%) due 9/15/37(a)(c)	57,924
462,184	AAA	Series 2020-PTB, Class A2A, 1.600% due 9/15/54(c)	412,019
939,740	Aaa(d)	Series 2021-A, Class A2B, 1.590% due 1/15/53(c)	822,203
240,000	Aa2(d)	Series 2021-A, Class B, 2.310% due 1/15/53(c)	217,356
296,639	Aaa(d)	Series 2022-A, Class APT, 2.850% due 11/16/54(c)	267,464
1,007,909	Aaa(d)	Series 2022-D, Class A1B, 6.989% (30-Day Average SOFR + 1.800%) due 10/15/58(a)(c)	1,016,308
1,131,165	Aaa(d)	Series 2023-A, Class A1B, 6.689% (30-Day Average SOFR + 1.500%) due 1/15/53(a)(c)	1,127,525
2,222,287	Aaa(d)	Series 2023-B, Class A1B, 6.989% (30-Day Average SOFR + 1.800%) due 10/16/56(a)(c)	2,246,155
363,000	Aaa(d)	Series 2023-C, Class A1A, 5.670% due 11/15/52(c)	364,202
544,000	Aaa(d)	Series 2023-C, Class A1B, (30-Day Average SOFR + 1.550%) due 11/15/52(a)(c)	543,402
70,852	AAA	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.340% due 8/25/47(c)	68,612

		Total Student Loans	19,331,369

		TOTAL ASSET-BACKED SECURITIES (Cost — $47,167,051)	46,400,777

SOVEREIGN BONDS — 2.5%

Argentina — 0.0%@
		Argentine Republic Government International Bonds:
64,372	CCC-	1.000% due 7/9/29	20,895
8,700	CCC-	step bond to yield, 0.750% due 7/9/30	2,930
1,561,800	CCC-	Provincia de Buenos Aires/Government Bonds, step bond to yield, 6.375% due 9/1/37(c)	591,120

		Total Argentina	614,945

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Brazil — 0.2%
			Brazilian Government International Bonds:
$300,000		BB-	4.625% due 1/13/28	$291,794
400,000		BB-	3.875% due 6/12/30	355,110
2,680,000		BB-	5.000% due 1/27/45	2,092,829

			Total Brazil	2,739,733

Chile — 0.0%@
			Chile Government International Bonds:
350,000		A	2.450% due 1/31/31	298,178
45,000		A	2.550% due 1/27/32	37,861
315,000		A	2.550% due 7/27/33	253,666
200,000		A	3.500% due 1/31/34	173,621

			Total Chile	763,326

Colombia — 0.1%
			Colombia Government International Bonds:
220,000		BB+	8.125% due 5/21/24	224,156
280,000		BB+	3.875% due 4/25/27	258,472
140,000		BB+	3.000% due 1/30/30	111,557
315,000		BB+	3.125% due 4/15/31	243,489
430,000		BB+	3.250% due 4/22/32	323,134
200,000		BB+	8.000% due 4/20/33	207,118
930,000		BB+	4.125% due 2/22/42	605,064

			Total Colombia	1,972,990

Dominican Republic — 0.0%@
200,000		BB	Dominican Republic International Bonds, 4.500% due 1/30/30(c)	174,898

Guatemala — 0.0%@
200,000		BB	Guatemala Government Bonds, 5.250% due 8/10/29	190,322

Hungary — 0.0%@
200,000		BBB-	Hungary Government International Bonds, 2.125% due 9/22/31	154,254

Indonesia — 0.4%
			Indonesia Government International Bonds:
80,000		BBB	4.100% due 4/24/28	76,663
445,000		BBB	2.850% due 2/14/30	391,643
320,000		BBB	2.150% due 7/28/31	259,262
100,000		BBB	7.750% due 1/17/38(c)	123,147
			Indonesia Treasury Bonds:
73,293,000,000	IDR	NR	6.500% due 2/15/31	4,845,567
19,692,000,000	IDR	NR	6.375% due 4/15/32	1,292,366

			Total Indonesia	6,988,648

Israel — 0.0%@
200,000		AA-	Israel Government International Bonds, 2.750% due 7/3/30	174,593

Kenya — 0.0%@
520,000		B	Kenya Government International Bonds, 6.300% due 1/23/34(c)	377,903

Mexico — 1.3%
			Mexican Bonos:
22,540,000	MXN	BBB+	8.500% due 5/31/29	1,273,986
23,930,000	MXN	BBB+	7.750% due 11/23/34	1,257,625
258,975,700	MXN	BBB+	7.750% due 11/13/42	12,979,844
84,090,000	MXN	BBB+	8.000% due 11/7/47	4,290,876

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Mexico — 1.3% — (continued)
			Mexico Government International Bonds:
$200,000		BBB	4.150% due 3/28/27	$195,673
323,000		BBB	3.750% due 1/11/28	306,627
572,000		BBB	4.500% due 4/22/29	552,877
964,000		BBB	2.659% due 5/24/31	799,977
1,260,000		BBB	3.500% due 2/12/34	1,047,316
210,000		BBB	4.750% due 3/8/44	176,903
425,000		BBB	4.600% due 2/10/48	342,622

			Total Mexico	23,224,326

Nigeria — 0.0%@
260,000		B-	Nigeria Government International Bonds, 7.143% due 2/23/30(c)	212,550

Oman — 0.0%@
200,000		Ba2(d)	Oman Government International Bonds, 5.625% due 1/17/28	197,845

Panama — 0.2%
			Panama Government International Bonds:
210,000		BBB	3.875% due 3/17/28	197,913
500,000		BBB	3.160% due 1/23/30	436,178
1,040,000		BBB	2.252% due 9/29/32	791,316
1,150,000		BBB	3.298% due 1/19/33	948,800
200,000		BBB	6.400% due 2/14/35	205,611
10,000		BBB	4.500% due 4/1/56	7,277

			Total Panama	2,587,095

Paraguay — 0.0%@
			Paraguay Government International Bonds:
200,000		BB	4.700% due 3/27/27	193,562
200,000		BB	4.950% due 4/28/31	189,345

			Total Paraguay	382,907

Peru — 0.1%
			Peruvian Government International Bonds:
900,000		BBB	2.783% due 1/23/31	764,773
200,000		BBB	1.862% due 12/1/32	151,389
70,000		BBB	6.550% due 3/14/37	76,403
360,000		BBB	5.625% due 11/18/50	358,977

			Total Peru	1,351,542

Philippines — 0.1%
			Philippine Government International Bonds:
400,000		BBB+	3.000% due 2/1/28	369,524
560,000		BBB+	1.648% due 6/10/31	438,976
550,000		BBB+	1.950% due 1/6/32	437,908

			Total Philippines	1,246,408

Poland — 0.0%@
			Republic of Poland Government International Bonds:
26,000		A-	5.750% due 11/16/32	27,063
170,000		A-	4.875% due 10/4/33	165,296

			Total Poland	192,359

Russia — 0.1%
			Russian Federal Bonds — OFZ:
6,950,000	RUB	NR	7.750% due 9/16/26(k)	26,821
205,378,000	RUB	WR(d)	7.050% due 1/19/28(k)	792,593

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Russia — 0.1% — (continued)
121,200,000	RUB	WD(f)	6.900% due 5/23/29(k)	$467,734
49,650,000	RUB	NR	7.700% due 3/16/39(k)	191,609

			Total Russia	1,478,757

South Africa — 0.0%@
$300,000		BB-	Republic of South Africa Government International Bonds, 5.875% due 4/20/32	266,036

United Arab Emirates — 0.0%@
200,000		BBB-	Finance Department Government of Sharjah, 6.500% due 11/23/32(c)	204,660

Uruguay — 0.0%@
23,333		BBB+	Uruguay Government International Bonds, 4.500% due 8/14/24	23,350

			TOTAL SOVEREIGN BONDS (Cost — $52,202,497)	45,519,447

SENIOR LOANS — 1.3%
10,203		NR	8th Avenue Food & Provisions Inc. due 10/1/25(o)	9,774
25,003		NR	AAdvantage Loyalty IP Ltd., 10.338% (3-Month CME Term SOFR + 4.750%) due 4/20/28(a)	26,001
196,947		NR	Acrisure LLC, 8.946% (1-Month USD-LIBOR + 3.500%) due 2/15/27(a)	193,482
159,192		NR	Acrisure LLC, (Cost – $156,787, acquired 2/2/23), 9.696% (1-Month USD-LIBOR + 4.250%) due 2/15/27(a)(g)	158,993
148,500		NR	Air Canada, (Cost – $147,847, acquired 7/27/21), 9.128% (3-Month CME Term SOFR + 3.500%) due 8/11/28(a)(g)	148,858
223,353		NR	Ali Group North America Corp., (Cost – $221,715, acquired 10/13/21), 7.446% (1-Month CME Term SOFR + 2.000%) due 7/30/29(a)(g)	223,802
249,362		NR	AlixPartners, LLP, (Cost – $247,810, acquired 6/12/23), 8.196% (1-Month CME Term SOFR + 2.750%) due 2/4/28(a)(g)	249,466
392,056		NR	Allied Universal Holdco LLC, (Cost – $393,265, acquired 2/19/20), 9.181% (1-Month CME Term SOFR + 3.750%) due 5/12/28(a)(g)	381,673
153,230		NR	Alterra Mountain Co., (Cost – $153,098, acquired 3/27/19), 8.946% (1-Month CME Term SOFR + 3.500%) due 8/17/28(a)(g)	153,710
37,929		NR	Amentum Government Services Holdings LLC, 9.446% (1-Month CME Term SOFR + 4.000%) due 1/29/27(a)	37,740
515,336		NR	AmWINS Group Inc., (Cost – $511,411, acquired 12/1/21), 7.696% (1-Month CME Term SOFR + 2.250%) due 2/19/28(a)(g)	515,981
59,700		NR	AmWINS Group Inc., (Cost – $59,148, acquired 2/10/23), 8.196% (1-Month CME Term SOFR + 2.750%) due 2/19/28(a)(g)	59,744
179,091		NR	Apple Bidco LLC, (Cost – $179,091, acquired 2/2/23), 8.196% (1-Month CME Term SOFR + 2.750%) due 9/22/28(a)(g)	177,380
32,926		NR	Arches Buyer Inc., 8.681% (1-Month CME Term SOFR + 3.250%) due 12/6/27(a)	32,082
411,538		NR	Asurion LLC, (Cost – $404,386, acquired 7/13/22), 8.788% (3-Month USD-LIBOR + 3.250%) due 12/23/26(a)(g)	400,809
117,300		NR	Asurion LLC, (Cost – $116,591, acquired 1/29/21), 8.788% (3-Month USD-LIBOR + 3.250%) due 7/31/27(a)(g)	113,084
172,913		NR	Asurion LLC, (Cost – $172,621, acquired 2/15/23), 9.681% (1-Month CME Term SOFR + 4.250%) due 8/19/28(a)(g)	167,375
572,396		NR	athenahealth Group Inc., (Cost – $567,667, acquired 1/27/22), 8.570% (1-Month CME Term SOFR + 3.250%) due 2/15/29(a)(g)	566,432
550,875		NR	Avolon TLB Borrower 1 LLC, (Cost – $551,026, acquired 3/4/21), 7.664% (1-Month CME Term SOFR + 2.250%) due 12/1/27(a)(g)	551,219
58,224		NR	Bausch + Lomb Corp., 8.592% (3-Month CME Term SOFR + 3.250%) due 5/10/27(a)	57,045
215,880		NR	Brown Group Holding LLC, (Cost – $215,685, acquired 11/9/21), 8.181% (1-Month CME Term SOFR + 2.750%) due 6/7/28(a)(g)	213,637
39,900		NR	Caesars Entertainment Inc., (Cost – $39,900, acquired 2/1/23), 8.681% (1-Month CME Term SOFR + 3.250%) due 2/6/30(a)(g)	39,990

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.3% — (continued)
$72,190	NR	Central Parent Inc., 9.492% (3-Month CME Term SOFR + 4.250%) due 7/6/29(a)	$72,324
338,049	NR	Charter Communications Operating LLC, (Cost – $338,966, acquired 10/24/19), 7.116% (1-Month Term SOFR + 1.750%/3-Month Term SOFR + 1.750%) due 4/30/25(a)(g)	338,550
113,097	NR	Charter Communications Operating LLC, (Cost – $113,450, acquired 2/7/20), 7.116% (1-Month Term SOFR + 1.750%/3-Month Term SOFR + 1.750%) due 2/1/27(a)(g)	112,730
176,121	NR	Chemours Co. due 8/18/28(o)	173,919
99,745	NR	Churchill Downs Inc., 7.431% (1-Month CME Term SOFR + 2.000%) due 3/17/28(a)	99,994
342,434	NR	Citadel Securities LP, (Cost – $341,291, acquired 7/28/23), 7.946% (1-Month CME Term SOFR + 2.500%) due 7/29/30(a)(g)	341,437
55,131	NR	City Brewing Co. LLC, 9.070% (3-Month CME Term SOFR + 3.500%) due 4/5/28(a)	36,387
130,000	NR	Clarios Global LP, (Cost – $129,381, acquired 4/20/23), 9.081% (1-Month CME Term SOFR + 3.750%) due 5/6/30(a)(g)	129,980
83,277	NR	Cloudera Inc., (Cost – $82,687, acquired 8/10/21), 9.181% (1-Month CME Term SOFR + 3.750%) due 10/8/28(a)(g)	81,742
277,179	NR	Coherent Corp., (Cost – $275,093, acquired 12/8/21), 8.196% (1-Month CME Term SOFR + 2.750%) due 7/2/29(a)(g)	277,144
47,750	NR	Corporation Service Co., 8.681% (1-Month CME Term SOFR + 3.250%) due 11/2/29(a)	47,855
71,986	NR	CSC Holdings LLC, 7.925% (1-Month USD-LIBOR + 2.500%) due 4/15/27(a)	65,237
24,988	NR	Dave & Buster’s Inc., 9.181% (1-Month CME Term SOFR + 3.750%) due 6/29/29(a)	25,044
526,539	NR	DCert Buyer Inc., (Cost – $524,080, acquired 6/12/23), 9.331% (1-Month CME Term SOFR + 4.000%) due 10/16/26(a)(g)	525,441
329,378	NR	Deerfield Dakota Holding LLC, (Cost – $316,427, acquired 6/12/23), 8.992% (3-Month CME Term SOFR + 3.750%) due 4/9/27(a)(g)	318,673
777,789	NR	Delos Finance Sarl, (Cost – $777,789, acquired 3/4/21), 7.288% (3-Month USD-LIBOR + 1.750%) due 10/6/23(a)(g)	778,516
132,330	NR	Directv Financing LLC, 10.446% (1-Month CME Term SOFR + 5.000%) due 8/2/27(a)	130,984
12,381	NR	DTI Holdco Inc., 10.119% (3-Month CME Term SOFR + 4.750%) due 4/26/29(a)	12,006
39,025	NR	Element Materials Technology Group US Holdings Inc., 9.592% (3-Month CME Term SOFR + 4.250%) due 6/22/29(a)	38,342
580,000	NR	EMRLD Borrower LP, (Cost – $577,888, acquired 6/8/23), 8.331% (1-Month CME Term SOFR + 3.000%) due 5/31/30(a)(g)	581,317
96,598	NR	EyeCare Partners LLC, (Cost – $96,553, acquired 2/18/20), 9.253% (3-Month CME Term SOFR + 3.750%) due 2/18/27(a)(g)	76,899
84,217	NR	Fertitta Entertainment LLC, 9.331% (1-Month CME Term SOFR + 4.000%) due 1/27/29(a)	83,533
30,827	NR	Filtration Group Corp., 9.696% (1-Month CME Term SOFR + 4.250%) due 10/21/28(a)	30,952
55,790	NR	First Eagle Holdings Inc., (Cost – $55,929, acquired 4/5/19), 8.038% (3-Month USD-LIBOR + 2.500%) due 2/1/27(a)(g)	54,790
211,913	NR	Focus Financial Partners LLC, (Cost – $211,900, acquired 11/28/22), 8.581% (1-Month CME Term SOFR + 3.250%) due 6/30/28(a)(g)	211,673
7,536	NR	Formula One Management Ltd., 8.331% (1-Month CME Term SOFR + 3.000%) due 1/15/30(a)	7,565
30,694	NR	Froneri International Ltd., 7.681% (1-Month CME Term SOFR + 2.250%) due 1/29/27(a)	30,595
34,147	NR	Frontier Communications Holdings LLC, 9.196% (1-Month CME Term SOFR + 3.750%) due 10/8/27(a)	33,340
230,625	NR	Gainwell Acquisition Corp., (Cost – $228,533, acquired 3/8/22), 9.342% (3-Month CME Term SOFR + 4.000%) due 10/1/27(a)(g)	227,454
75,577	NR	Garda World Security Corp., (Cost – $74,894, acquired 10/24/19), 9.668% (1-Month CME Term SOFR + 4.250%) due 10/30/26(a)(g)	75,638
152,660	NR	Gen Digital Inc., 6.931% (1-Month CME Term SOFR + 1.500%) due 9/10/27(a)	151,134
589,918	NR	Genesee & Wyoming Inc., (Cost – $587,323, acquired 12/14/22), 7.342% (3-Month CME Term SOFR + 2.000%) due 12/30/26(a)(g)	590,691
429,000	NR	Grifols Worldwide Operations Ltd., (Cost – $416,101, acquired 12/14/22), 7.481% (1-Month CME Term SOFR + 2.000%) due 11/15/27(a)(g)	424,309
568,423	NR	Harbor Freight Tools USA Inc., (Cost – $560,898, acquired 5/3/23), 8.196% (1-Month CME Term SOFR + 2.750%) due 10/19/27(a)(g)	566,493

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.3% — (continued)
$17,798	NR	H-Food Holdings LLC, 9.269% (3-Month USD-LIBOR + 3.688%) due 5/23/25(a)	$16,198
21,695	NR	Hilton Worldwide Finance LLC, 7.165% (1-Month CME Term SOFR + 1.750%) due 6/22/26(a)	21,707
		Horizon Therapeutics USA Inc.:
60,000	NR	due 5/22/26(o)	60,054
153,903	NR	7.180% (1-Month CME Term SOFR + 1.750%) due 3/15/28(a)	153,940
121,813	NR	Hostess Brands LLC, 7.742% (1-Month CME Term SOFR + 2.500%) due 6/30/30(a)	121,852
398,826	NR	Hunter Douglas Holding BV, (Cost – $397,268, acquired 2/9/22), 8.891% (3-Month CME Term SOFR + 3.500%) due 2/26/29(a)(g)	388,608
		Icon Public Limited Co.:
282,695	NR	(Cost – $281,937, acquired 6/16/21), 7.753% (3-Month CME Term SOFR + 2.250%) due 7/3/28(a)(g)	283,160
70,434	NR	(Cost – $70,245, acquired 6/16/21), 7.753% (3-Month CME Term SOFR + 2.250%) due 7/3/28(a)(g)	70,549
500,000	NR	Iqvia Inc., 7.288% (1-Month USD-LIBOR + 1.750%) due 6/11/25(a)	501,655
574,934	NR	Jazz Pharmaceuticals Public Limited Co., (Cost – $572,965, acquired 4/22/21), 8.946% (1-Month CME Term SOFR + 3.500%) due 5/5/28(a)(g)	575,653
51,724	NR	KFC Holding Co., 7.176% (1-Month CME Term SOFR + 1.750%) due 3/15/28(a)	51,784
417,407	NR	Light and Wonder International Inc., (Cost – $413,566, acquired 4/7/22), 8.412% (1-Month CME Term SOFR + 3.000%) due 4/14/29(a)(g)	418,264
61,505	NR	Mativ Holdings Inc. due 5/6/27(o)	59,968
822,044	NR	Medline Borrower LP, (Cost – $817,180, acquired 9/30/21), 8.696% (1-Month CME Term SOFR + 3.250%) due 10/23/28(a)(g)	822,472
498,737	NR	Mercury Borrower Inc., (Cost – $489,142, acquired 6/12/23), 8.946% (1-Month CME Term SOFR + 3.500%) due 8/2/28(a)(g)	493,441
53,573	NR	MH Sub I LLC, 9.581% (1-Month CME Term SOFR + 4.250%) due 5/3/28(a)	51,581
		Naked Juice LLC:
443,116	NR	8.592% (1-Month CME Term SOFR + 3.250%/3-Month CME Term SOFR + 3.250%) due 1/24/29(a)	421,127
40,097	NR	11.342% (3-Month CME Term SOFR + 6.000%) due 1/24/30(a)	32,708
98,258	NR	NCR Corp., 7.946% (1-Month CME Term SOFR + 2.500%) due 8/28/26(a)	98,259
239,423	NR	Nexstar Media Inc., (Cost – $238,552, acquired 8/16/19), 7.946% (1-Month CME Term SOFR + 2.500%) due 9/18/26(a)(g)	240,139
		Open Text Corp.:
42,962	NR	7.181% (1-Month CME Term SOFR + 1.750%) due 5/30/25(a)	43,063
97,614	NR	8.181% (1-Month CME Term SOFR + 2.750%) due 1/31/30(a)	97,838
331,515	NR	Oracle Corp., 7.015% (1-Month CME Term SOFR + 1.600%) due 8/16/27(a)	329,857
120,354	NR	Organon & Co., 8.431% (1-Month CME Term SOFR + 3.000%) due 6/2/28(a)	120,768
51,309	NR	Osmosis Buyer Ltd., 9.062% (1-Month CME Term SOFR + 3.750%) due 7/31/28(a)	51,217
10,203	NR	Patriot Container Corp., 9.181% (1-Month CME Term SOFR + 3.750%) due 3/20/25(a)	9,616
93,265	NR	PCI Gaming Authority, (Cost – $93,385, acquired 5/15/19), 7.946% (1-Month CME Term SOFR + 2.500%) due 5/29/26(a)(g)	93,423
29,467	NR	Penn Entertainment Inc., 8.181% (1-Month CME Term SOFR + 2.750%) due 5/3/29(a)	29,513
534,125	NR	Peraton Corp., (Cost – $523,351, acquired 12/14/22), 9.181% (1-Month CME Term SOFR + 3.750%) due 2/1/28(a)(g)	529,911
247,500	NR	Perrigo Company PLC, 7.681% (1-Month CME Term SOFR + 2.250%) due 4/20/29(a)	246,881
203,883	NR	Phoenix Guarantor Inc., (Cost – $203,883, acquired 2/23/21), 8.946% (1-Month CME Term SOFR + 3.500%) due 3/5/26(a)(g)	203,230
59,214	NR	Pre-Paid Legal Services Inc., 9.196% (1-Month CME Term SOFR + 3.750%) due 12/15/28(a)	58,344
161,932	NR	Prestige Brands Inc., 7.446% (1-Month CME Term SOFR + 2.000%) due 7/3/28(a)	162,223
354,502	NR	Prime Security Services Borrower LLC, (Cost – $354,170, acquired 4/22/19), 8.182% (1-Month CME Term SOFR + 2.750%) due 9/23/26(a)(g)	355,000
128,680	NR	Project Alpha Intermediate Holding Inc., 9.446% (1-Month CME Term SOFR + 4.000%) due 4/26/24(a)	128,707
35,863	NR	Proofpoint Inc., 8.696% (1-Month CME Term SOFR + 3.250%) due 8/31/28(a)	35,565

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.3% — (continued)
$137,775	NR	QUIKRETE Holdings Inc., (Cost – $137,067, acquired 6/11/21), 8.196% (1-Month CME Term SOFR + 3.000%) due 3/19/29(a)(g)	$138,045
43,478	NR	Rackspace Technology Global Inc., (Cost – $43,532, acquired 2/9/21), 8.177% (1-Month CME Term SOFR + 2.750%) due 2/15/28(a)(g)	19,769
21,778	NR	RealPage Inc., 8.446% (1-Month CME Term SOFR + 3.000%) due 4/24/28(a)	21,572
55,891	NR	Renaissance Holding Corp., 9.992% (3-Month CME Term SOFR + 4.750%) due 4/5/30(a)	56,061
34,334	NR	Safe Fleet Holdings LLC, 9.168% (1-Month CME Term SOFR + 3.750%) due 2/23/29(a)	34,423
96,474	NR	SBA Senior Finance II LLC, 7.190% (1-Month CME Term SOFR + 1.750%) due 4/11/25(a)	96,614
249,375	NR	Sedgwick Claims Management Services Inc., (Cost – $246,866, acquired 6/12/23), 9.081% (1-Month CME Term SOFR + 3.750%) due 2/24/28(a)(g)	250,132
850,000	NR	Setanta Aircraft Leasing DAC, (Cost – $849,258, acquired 11/30/21), 7.538% (3-Month USD-LIBOR + 2.000%) due 11/5/28(a)(g)	851,062
104,248	NR	Sophia LP, 9.038% (3-Month USD-LIBOR + 3.500%) due 10/7/27(a)	104,227
360,000	NR	Sotera Health Holdings LLC, (Cost – $362,813, acquired 1/20/21), 8.196% (1-Month CME Term SOFR + 2.750%) due 12/11/26(a)(g)	356,962
500,000	NR	Sotera Health Holdings LLC, (Cost – $500,000, acquired 6/12/23), 9.068% (1-Month CME Term SOFR + 3.750%) due 12/11/26(a)(g)	501,875
18,985	NR	Spin Holdco Inc., 9.230% (3-Month USD-LIBOR + 4.000%) due 3/4/28(a)	15,995
96,676	NR	SS&C Technologies Holdings Inc., 7.196% (1-Month CME Term SOFR + 1.750%) due 4/16/25(a)	96,773
287,071	NR	Station Casinos LLC, (Cost – $282,588, acquired 12/14/22), 7.681% (1-Month CME Term SOFR + 2.250%) due 2/8/27(a)(g)	286,648
294,724	NR	Sunshine Luxembourg VII Sarl, 9.092% (3-Month CME Term SOFR + 3.750%) due 10/1/26(a)	295,317
115,636	NR	Trans Union LLC, 7.696% (1-Month CME Term SOFR + 2.250%) due 12/1/28(a)	115,757
33,228	NR	TruGreen Limited Partnership, 9.431% (1-Month CME Term SOFR + 4.000%) due 11/2/27(a)	31,746
391,206	NR	UFC Holdings LLC, (Cost – $394,140, acquired 4/30/19), 8.369% (3-Month CME Term SOFR + 2.750%) due 4/29/26(a)(g)	391,994
387,702	NR	United Airlines Inc., (Cost – $387,881, acquired 4/14/21), 9.292% (3-Month USD-LIBOR + 3.750%) due 4/21/28(a)(g)	389,301
148,500	NR	VFH Parent LLC, (Cost – $148,297, acquired 1/7/22), 8.420% (1-Month CME Term SOFR + 3.000%) due 1/13/29(a)(g)	147,869
430,000	NR	Virgin Media Bristol LLC, (Cost – $428,624, acquired 4/30/19), 7.925% (1-Month CME Term SOFR + 2.500%) due 1/31/28(a)(g)	418,820
246,250	NR	Whatabrands LLC, 8.446% (1-Month CME Term SOFR + 3.000%) due 8/3/28(a)	246,497
128,285	NR	William Morris Endeavor Entertainment LLC, 8.196% (1-Month CME Term SOFR + 2.750%) due 5/18/25(a)	128,295
		Zayo Group Holdings Inc.:
250,000	NR	8.446% (1-Month CME Term SOFR + 3.000%) due 3/9/27(a)	200,986
45,562	NR	9.656% (1-Month CME Term SOFR + 4.325%) due 3/9/27(a)	36,775

		TOTAL SENIOR LOANS (Cost — $23,883,004)	23,842,755

MUNICIPAL BONDS — 0.3%

California — 0.1%
310,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, 3.000% due 8/15/51	231,828
600,000	AA-	California State University, Revenue Bonds, 5.060% due 11/1/36	590,507
205,000	AA-	Los Angeles Department of Water & Power, Revenue Bonds, 6.574% due 7/1/45	239,808
		University of California, Revenue Bonds:
90,000	AA	2.650% due 5/15/50	57,955
25,000	AA	Series AD, 4.858% due 5/15/12	22,034
266,000	AA	Series AQ, 4.767% due 5/15/15	230,046

		Total California	1,372,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Connecticut — 0.0%@
$300,000		AA-	State of Connecticut, GO, 5.850% due 3/15/32	$313,604

Minnesota — 0.0%@
260,000		AA	University of Minnesota, Revenue Bonds, 4.048% due 4/1/52	225,931

New Jersey — 0.0%@
400,000		Aa3(d)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	404,103
85,000		A-	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.561% due 12/15/40	95,259

			Total New Jersey	499,362

New York — 0.1%
			City of New York, GO:
375,000		AA	Series A, 3.000% due 8/1/34	309,821
500,000		AA	Series G-1, 5.968% due 3/1/36	530,233
			New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
755,000		AAA	5.508% due 8/1/37	773,898
80,000		AAA	Series A-1, 5.000% due 11/1/42	80,135
			New York State Dormitory Authority, Revenue Bonds:
350,000		AA+	5.289% due 3/15/33	348,640
160,000		AA+	Unrefunded Portion, 5.628% due 3/15/39	165,675

			Total New York	2,208,402

Texas — 0.1%
350,000		AA-	North Texas Tollway Authority, Revenue Bonds, Series A, 2.530% due 1/1/35	272,950
			State of Texas, GO:
70,000		AAA	2.754% due 10/1/41	50,734
770,000		AAA	3.824% due 10/1/33	713,283

			Total Texas	1,036,967

			TOTAL MUNICIPAL BONDS (Cost — $6,287,661)	5,656,444

Shares/Units

COMMON STOCK — 0.0%@

Telecommunications — 0.0%@
11,289			Intelsat SA*(k) (Cost — $848,528)	254,567

RIGHT — 0.0%@

Luxembourg — 0.0%@
2,360			Intelsat Jackson Holdings SA expires 12/31/49*#(k) (Cost — $0)	—

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,999,219,975)	1,872,460,761

Face Amount†

SHORT-TERM INVESTMENTS — 5.3%

TIME DEPOSITS — 2.2%
471,953	AUD		ANZ National Bank — Hong Kong, 2.860% due 9/1/23	305,779
$9,432,091			ANZ National Bank — London, 4.680% due 9/1/23	9,432,091
205,700	GBP		BBH — Grand Cayman, 4.170% due 9/1/23	260,560
196,947	EUR		Citibank — London, 2.630% due 9/1/23	213,550
419			Citibank — New York, 4.680% due 9/1/23	419

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Security	Value

TIME DEPOSITS — 2.2% — (continued)
		Sumitomo Mitsui Banking Corp. — Tokyo:
19,053,633	JPY	(0.530)% due 9/1/23	$130,975
$28,928,858		4.680% due 9/1/23	28,928,858

		TOTAL TIME DEPOSITS (Cost — $39,272,232)	39,272,232

U.S. GOVERNMENT AGENCY — 0.0%@
320,000		Federal Home Loan Bank (FHLB), Discount Notes, 5.165% due 9/15/23(p) (Cost — $319,368)	319,368

U.S. GOVERNMENT OBLIGATIONS — 3.1%
		U.S. Treasury Bills:
370,000		5.224% due 9/21/23(p)	368,939
4,240,000		5.249% due 9/28/23(p)	4,223,528
7,100,000		5.260% due 10/19/23(p)	7,051,112
4,670,000		5.312% due 10/24/23(p)	4,634,111
14,310,000		5.321% due 11/7/23(p)	14,170,699
22,040,000		5.365% due 11/28/23(p)	21,755,779
2,560,000		5.380% due 12/28/23(p)	2,516,026

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $54,720,194)	54,720,194

		TOTAL SHORT-TERM INVESTMENTS (Cost — $94,311,794)	94,311,794

		TOTAL INVESTMENTS IN SECURITIES (Cost — $2,093,531,769)	1,966,772,555

		TOTAL INVESTMENTS IN PURCHASED OPTIONS — 0.0% (Cost — $663,380)	304,222

		TOTAL INVESTMENTS — 109.5% (Cost — $2,094,195,149)	1,967,076,777

		Liabilities in Excess of Other Assets — (9.5)%	(170,831,367)

		TOTAL NET ASSETS — 100.0%	$1,796,245,410

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(b)	This security is traded on a TBA basis (see Note 1).
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $275,012,894 and represents 15.3% of net assets.

(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $18,098,057 and represents 1.0% of net assets.
(h)	Inverse Floating Rate Security - interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2023.
(i)	Security is currently in default.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(k)	Illiquid security.
(l)	Principal only security.
(m)	Interest only security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(n)	Affiliated security (See Note 2). As of August 31, 2023, total cost and total market value of affiliated securities amounted to $1,056,385 and $978,369, respectively.
(o)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Rate shown represents yield-to-maturity.
#	Security that used significant unobservable inputs to determine fair value. At August 31, 2023, the Fund held Level 3 securities in the amount of $0, representing 0.0% of net assets.

At August 31, 2023, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Core Fixed Income Fund	$2,107,715,693	$18,043,219	$(152,229,590)	$(134,186,371)

Abbreviations used in this schedule:
ABS	— Asset-Backed Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CME	— Chicago Mercantile Exchange
CMT	— Constant Maturity Treasury Rate
DAC	— Designated Acitivity Company
GO	— General Obligation
IBOR	— Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MASTR	— Mortgage Asset Securitization Transactions, Inc.
OFZ	— Federal Loan Obligations (Russian: Obligatsyi Federal’novo Zaima)
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Mortgage-Backed Securities	28.6%
Corporate Bonds & Notes	26.3
U.S. Government Agencies & Obligations	23.1
Collateralized Mortgage Obligations	11.0
Asset-Backed Securities	2.4
Sovereign Bonds	2.3
Senior Loans	1.2
Municipal Bonds	0.3
Common Stock	0.0	*
Right	0.0	*
Purchased Options	0.0	*
Short-Term Investments	4.8

Total Investments	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2023, Core Fixed Income Fund held the following Options Contracts Purchased:

Currency Option

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
6,000,000	$ 6,000,000	OTC U.S. Dollar versus Australian Dollar, Put	CITI	11/2/23	$ 0.67	$31,480

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
176	$ 42,154,200	1-Year Mid-Curve SOFR December Futures, Put	GSC	12/15/23	$ 96.00	$187,000
582	138,887,025	1-Year Mid-Curve SOFR September Futures, Call	GSC	9/15/23	$ 96.75	3,638
533	128,373,050	2-Year Mid-Curve SOFR September Futures, Call	GSC	9/15/23	$ 97.00	6,662
533	128,492,975	3-Year Mid-Curve SOFR September Futures, Call	GSC	9/15/23	$ 97.75	3,331
345	36,847,617	U.S. Treasury 5-Year Note September Futures, Call	GSC	9/1/23	$ 107.25	37,735
345	36,847,617	U.S. Treasury 5-Year Note September Futures, Put	GSC	9/1/23	$ 105.75	345
11	1,333,750	U.S. Treasury Bond October Futures, Call	GSC	9/22/23	$ 121.00	19,937
11	1,333,750	U.S. Treasury Bond October Futures, Call	GSC	9/22/23	$ 122.00	14,094

		Total Options on Futures				272,742

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $663,380)				$304,222

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2023, Core Fixed Income Fund held the following Options Contracts Written:

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
352	$ 84,308,400	1-Year Mid-Curve SOFR December Futures, Put	GSC	12/15/23	$ 95.38	$118,800
533	128,492,975	3-Year Mid-Curve SOFR September Futures, Call	GSC	9/15/23	$ 97.00	6,662
115	12,282,539	U.S. Treasury 5-Year Note September Futures, Call	GSC	9/1/23	$ 106.50	56,601
115	12,282,539	U.S. Treasury 5-Year Note September Futures, Put	GSC	9/1/23	$ 106.50	8,086
149	35,417,300	3-Month SOFR June Futures, Call	GSC	6/14/24	$ 97.50	25,144
590	140,243,000	3-Month SOFR June Futures, Put	GSC	6/14/24	$ 94.50	224,938
194	46,295,675	3-Month SOFR September Futures, Call	GSC	9/13/24	$ 97.00	84,874
67	15,841,731	3-Month SOFR September Futures, Call	GSC	9/15/23	$ 98.75	419
63	7,638,750	U.S. Treasury Bond November Futures, Put	GSC	10/27/23	$ 112.00	12,797
63	7,638,750	U.S. Treasury Bond November Futures, Put	GSC	10/27/23	$ 113.00	16,735
22	2,667,500	U.S. Treasury Bond October Futures, Call	GSC	9/22/23	$ 123.00	19,250
22	2,667,500	U.S. Treasury Bond October Futures, Call	GSC	9/22/23	$ 124.00	12,375
85	10,306,250	U.S. Treasury Bond October Futures, Call	GSC	9/22/23	$ 128.00	7,969

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $1,077,149)				$594,650

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2023, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
3-Month SOFR December Futures	79	3/25	$18,911,688	$18,926,426	$14,738
3-Month SOFR December Futures	82	3/26	19,735,775	19,763,025	27,250
Australian Government 10-Year Bond September Futures	35	9/23	2,641,902	2,634,381	(7,521)
Euro-Bobl December Futures	14	12/23	1,775,021	1,783,218	8,197
Euro-OAT December Futures	24	12/23	3,293,236	3,317,177	23,941
U.S. Treasury 2-Year Note December Futures	1,283	12/23	260,829,787	261,481,415	651,628
U.S. Treasury 5-Year Note December Futures	381	12/23	40,410,748	40,737,234	326,486
U.S. Treasury 10-Year Note December Futures	932	12/23	102,717,131	103,481,125	763,994
U.S. Treasury Ultra Long Bond December Futures	228	12/23	28,888,746	29,518,875	630,129
U.S. Ultra Long Bond December Futures	3	12/23	345,242	348,328	3,086
United Kingdom Treasury 10-Year Gilt December Futures	20	12/23	2,398,623	2,421,170	22,547

					$2,464,475

Contracts to Sell:
3-Month SOFR December Futures	490	3/24	116,683,266	115,885,000	798,266
Euro-Bobl December Futures	2	12/23	253,591	254,746	(1,155)
Euro-Bund December Futures	7	12/23	1,006,523	1,006,675	(152)
Euro-Buxl 30-Year Bond December Futures	4	12/23	579,537	580,144	(607)
Japan Government 10-Year Bond September Futures	6	9/23	6,099,192	6,055,473	43,719
U.S. Treasury 5-Year Note December Futures	607	12/23	64,458,336	64,901,578	(443,242)
U.S. Treasury Long Bond December Futures	258	12/23	31,040,468	31,395,375	(354,907)
U.S. Treasury Ultra Long Bond December Futures	5	12/23	635,552	647,344	(11,792)
U.S. Ultra Long Bond December Futures	245	12/23	28,117,182	28,446,797	(329,615)

					$(299,485)

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$2,164,990

At August 31, 2023, Core Fixed Income Fund had deposited cash of $7,392,998 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

At August 31, 2023, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	13,625,708	USD	9,094,193	CITI	$8,842,878	10/20/23	$(251,315)
Canadian Dollar	12,917,552	USD	9,754,695	CITI	9,566,354	10/20/23	(188,341)
Euro	1,823,509	USD	2,014,367	CITI	1,981,608	10/20/23	(32,759)
Euro	162,048	USD	177,052	CITI	175,709	9/1/23	(1,343)
Japanese Yen	1,517,887,380	USD	10,942,552	CITI	10,510,874	10/20/23	(431,678)
South African Rand	8,680,000	USD	461,803	CITI	457,752	10/20/23	(4,051)

							(909,487)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
British Pound	418,040	USD	538,971	CITI	$529,612	10/20/23	$9,359
British Pound	1,176,000	USD	1,510,846	CITI	1,489,866	10/20/23	20,980
British Pound	1,174,480	USD	1,530,996	CITI	1,487,940	10/20/23	43,056
Chinese Offshore Renminbi	5,540,918	USD	778,074	CITI	763,238	10/20/23	14,836
Chinese Offshore Renminbi	17,713,014	USD	2,476,226	CITI	2,439,893	10/20/23	36,333
Euro	1,970,271	NOK	22,551,645	CITI	2,141,094	10/20/23	(16,913)
Euro	101,000	USD	109,859	CITI	109,718	10/13/23	141
Euro	162,000	USD	177,351	CITI	175,983	10/13/23	1,368
Euro	101,000	USD	111,351	CITI	109,718	10/13/23	1,633
Euro	100,000	USD	110,265	CITI	108,632	10/13/23	1,633
Euro	3,227,000	USD	3,523,855	CITI	3,505,528	10/13/23	18,327
Indonesian Rupiah	5,811,377,513	USD	382,119	CITI	381,468	10/20/23	651
Mexican Peso	75,023,342	USD	4,312,157	CITI	4,363,864	10/20/23	(51,707)

							79,697

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(829,790)

At August 31, 2023, Core Fixed Income Fund held the following OTC Interest Rate Swap Contract:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Counterparty	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Depreciation
Pay	BRL-CDI-Compounded	10.238%	1/2/29	PAM	CITI	BRL	48,580,000	$ (215,986)	$—	$(215,986)

At August 31, 2023, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
Receive	SOFR	2.500%	4/21/52	12-Month	USD	1,904,000	$374,598	$57,209	$317,389
Receive	SOFR	2.600%	2/15/48	12-Month	USD	4,594,000	831,360	385,270	446,090
Receive	SOFR	3.050%	2/15/48	12-Month	USD	7,520,000	803,552	325,201	478,351
Receive	SOFR	3.150%	5/15/48	12-Month	USD	2,263,000	194,838	(108,168)	303,006
Receive	SOFR	3.250%	9/30/29	12-Month	USD	9,437,000	419,661	44,059	375,602
Receive	SOFR	3.270%	4/30/29	12-Month	USD	6,667,000	276,182	(111,299)	387,481
Receive	SOFR	3.520%	12/20/53	12-Month	USD	2,232,000	11,827	—	11,827
Pay	SOFR	4.000%	2/29/28	12-Month	USD	31,810,000	18,274	(5,857)	24,131
Pay	SOFR	4.180%	2/29/28	12-Month	USD	28,910,000	215,077	22,222	192,855
Receive	SOFR	1.520%	2/15/47	12-Month	USD	7,548,000	2,664,250	551,621	2,112,629

							$5,809,619	$1,160,258	$4,649,361

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2023, Core Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swap on Index — Buy Protection (1)

Reference Obligation & Rating	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23(2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Depreciation
Markit CDX North America High Yield Series 40 5-Year Index, NR	(5.000)%	6/20/28	3-Month	4.258%	USD	2,898,300	$ (111,227)	$6,132	$ (117,359)

Centrally Cleared — Credit Default Swap on Index — Sell Protection (4)

Reference Obligation & Rating	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23(2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Appreciation
Markit CDX North America Investment Grade Series 40 5-Year Index, NR	1.000%	6/20/28	3-Month	0.636%	USD	47,123,000	$827,842	$426,276	$401,566

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At August 31, 2023, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $3,623,979 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	GSC	— Goldman Sachs & Co.
GBP	— British Pound
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
RUB	— Russian Ruble
USD	— United States Dollar

See pages 300-301 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 88.7%

Advertising — 0.1%
$200,000	CCC	Clear Channel Outdoor Holdings Inc., Company Guaranteed Notes, 7.500% due 6/1/29(a)	$149,430

Aerospace/Defense — 0.9%
250,000	B	Bombardier Inc., Senior Unsecured Notes, 7.875% due 4/15/27(a)	249,800
240,000	BB	Rolls-Royce PLC, Company Guaranteed Notes, 5.750% due 10/15/27(a)	233,204
308,000	B-	Spirit AeroSystems Inc., Secured Notes, 7.500% due 4/15/25(a)	305,159
300,000	B+	TransDigm Inc., Senior Secured Notes, 6.750% due 8/15/28(a)	301,358

		Total Aerospace/Defense	1,089,521

Agriculture — 0.1%
190,000	BB+	Darling Ingredients Inc., Company Guaranteed Notes, 6.000% due 6/15/30(a)	185,797

Airlines — 2.5%
		American Airlines Inc., Senior Secured Notes:
430,000	BB	11.750% due 7/15/25(a)	471,020
545,000	BB-	7.250% due 2/15/28(a)	535,899
431,000	Ba1(b)	American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes, 5.750% due 4/20/29(a)	412,571
139,000	Ba3(b)	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes, 5.750% due 1/20/26(a)	128,765
160,000	Baa3(b)	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes, 6.500% due 6/20/27(a)	159,628
110,000	NR	Spirit Airlines Inc., Senior Unsecured Notes, 1.000% due 5/15/26	93,445
312,747	Ba2(b)	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes, 8.000% due 9/20/25(a)	313,406
135,765	BBB+	United Airlines Class B Pass Through Trust, Pass-Thru Certificates, 4.875% due 1/15/26	131,826
		United Airlines Inc., Senior Secured Notes:
356,000	BB	4.375% due 4/15/26(a)	335,629
385,000	BB	4.625% due 4/15/29(a)	342,817
		VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Unsecured Notes:
80,000	B-	7.875% due 5/1/27(a)	72,481
80,000	B-	9.500% due 6/1/28(a)	73,901
150,000	B-	6.375% due 2/1/30(a)	123,105

		Total Airlines	3,194,493

Auto Manufacturers — 2.1%
		Ford Motor Co., Senior Unsecured Notes:
130,000	BB+	3.250% due 2/12/32	101,588
340,000	BB+	6.100% due 8/19/32	325,233
323,000	BB+	4.750% due 1/15/43	241,736
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
245,000	BB+	4.950% due 5/28/27	230,079
300,000	BB+	7.350% due 11/4/27	306,279
200,000	BB+	6.800% due 5/12/28	200,120
410,000	BB+	7.350% due 3/6/30	417,731
751,000	BB+	4.000% due 11/13/30	636,118
205,000	B-	PM General Purchaser LLC, Senior Secured Notes, 9.500% due 10/1/28(a)	197,251

		Total Auto Manufacturers	2,656,135

Auto Parts & Equipment — 0.5%
200,000	B+	American Axle & Manufacturing Inc., Company Guaranteed Notes, 5.000% due 10/1/29	164,841
190,000	CCC	Dornoch Debt Merger Sub Inc., Senior Unsecured Notes, 6.625% due 10/15/29(a)	164,112
192,000	B	Titan International Inc., Senior Secured Notes, 7.000% due 4/30/28	183,103
150,000	BB+	ZF North America Capital Inc., Company Guaranteed Notes, 7.125% due 4/14/30(a)	151,875

		Total Auto Parts & Equipment	663,931

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 2.0%
$230,000	BB-	Barclays PLC, Junior Subordinated Notes, 8.000% (5-Year CMT Index + 5.672%)(c)(d)	$225,791
		BNP Paribas SA, Junior Subordinated Notes:
200,000	BBB-	7.375% (5-Year USD Swap Rate + 5.150%)(a)(c)(d)	196,490
200,000	BBB-	7.750% (5-Year CMT Index + 4.899%)(a)(c)(d)	194,624
400,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	399,778
250,000	A	Credit Suisse AG, Senior Unsecured Notes, 3.625% due 9/9/24	243,284
		Credit Suisse Group AG, Junior Subordinated Notes:
230,000	WR(b)	6.375% (5-Year CMT Index + 4.822%)(a)(c)(d)(e)	10,925
200,000	WR(b)	(Cost — $205,250, acquired 2/19/19), 7.500% (5-Year USD Swap Rate + 4.600%)(a)(c)(d)(e)(f)	9,500
200,000	WD(g)	9.750% (5-Year CMT Index + 6.383%)(a)(c)(d)	9,500
360,000	BB+	Intesa Sanpaolo SpA, Subordinated Notes, 4.198% (1-Year CMT Index + 2.600%) due 6/1/32(a)(c)	274,696
400,000	BB-	Lloyds Banking Group PLC, Junior Subordinated Notes, 8.000% (5-Year CMT Index + 3.913%)(c)(d)	363,084
200,000	BBB	Toronto-Dominion Bank (The), Junior Subordinated Notes, 8.125% (5-Year CMT Index + 4.075%) due 10/31/82(c)	201,505
520,000	BB+	UniCredit SpA, Subordinated Notes, 5.459% (5-Year CMT Index + 4.750%) due 6/30/35(a)(c)	452,109

		Total Banks	2,581,286

Beverages — 0.1%
188,000	CCC+	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(a)	159,981

Building Materials — 1.2%
320,000	B	MIWD Holdco II LLC/MIWD Finance Corp., Company Guaranteed Notes, 5.500% due 2/1/30(a)	269,063
382,000	B+	PGT Innovations Inc., Company Guaranteed Notes, 4.375% due 10/1/29(a)	353,889
210,000	BB-	Smyrna Ready Mix Concrete LLC, Senior Secured Notes, 6.000% due 11/1/28(a)	201,853
		Standard Industries Inc., Senior Unsecured Notes:
252,000	BB	5.000% due 2/15/27(a)	239,178
300,000	BB	4.375% due 7/15/30(a)	257,274
190,000	BB	Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes, 5.250% due 1/15/29(a)	178,176

		Total Building Materials	1,499,433

Chemicals — 1.5%
521,000	BB-	Consolidated Energy Finance SA, Company Guaranteed Notes, 5.625% due 10/15/28(a)	435,621
160,000	B-	LSF11 A5 HoldCo LLC, Senior Unsecured Notes, 6.625% due 10/15/29(a)	133,455
395,000	BB	Methanex Corp., Senior Unsecured Notes, 5.125% due 10/15/27	370,887
327,000	BB-	Minerals Technologies Inc., Company Guaranteed Notes, 5.000% due 7/1/28(a)	301,149
190,000	BB+	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	173,919
315,000	B-	Olympus Water US Holding Corp., Senior Secured Notes, 9.750% due 11/15/28(a)	317,710
381,000	CCC+	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Company Guaranteed Notes, 5.125% due 4/1/29(a)	206,271

		Total Chemicals	1,939,012

Coal — 0.2%
300,000	BB	Warrior Met Coal Inc., Senior Secured Notes, 7.875% due 12/1/28(a)	306,393

Commercial Services — 6.0%
200,000	BB	ADT Security Corp. (The), Senior Secured Notes, 4.125% due 8/1/29(a)	174,833
105,000	BB	Adtalem Global Education Inc., Senior Secured Notes, 5.500% due 3/1/28(a)	97,954
110,000	B	Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes, 6.625% due 7/15/26(a)	104,739

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Commercial Services — 6.0% — (continued)
$630,000	B	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes, 4.625% due 6/1/28(a)	$534,987
200,000	B-	Alta Equipment Group Inc., Secured Notes, 5.625% due 4/15/26(a)	185,282
130,000	B	Carriage Services Inc., Company Guaranteed Notes, 4.250% due 5/15/29(a)	112,931
340,000	BB-	CoreCivic Inc., Company Guaranteed Notes, 8.250% due 4/15/26	341,655
375,000	CCC+	Deluxe Corp., Company Guaranteed Notes, 8.000% due 6/1/29(a)	316,828
		Garda World Security Corp., Senior Unsecured Notes:
340,000	CCC+	9.500% due 11/1/27(a)	329,209
119,000	CCC+	6.000% due 6/1/29(a)	97,079
		GEO Group Inc. (The), Secured Notes:
270,000	B	10.500% due 6/30/28	270,323
523,000	B	9.500% due 12/31/28(a)	517,770
242,000	BB	Korn Ferry, Company Guaranteed Notes, 4.625% due 12/15/27(a)	225,312
239,000	B3(b)	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer Inc., Senior Secured Notes, 5.000% due 2/1/26(a)	222,485
233,000	CCC	Metis Merger Sub LLC, Senior Unsecured Notes, 6.500% due 5/15/29(a)	202,573
220,000	B	Mobius Merger Sub Inc., Senior Secured Notes, 9.000% due 6/1/30(a)	200,792
250,000	B	Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes, 4.000% due 6/15/29(a)	209,944
		Prime Security Services Borrower LLC/Prime Finance Inc.:
210,000	B	Secured Notes, 6.250% due 1/15/28(a)	199,783
351,000	BB	Senior Secured Notes, 3.375% due 8/31/27(a)	312,491
469,000	BB-	PROG Holdings Inc., Company Guaranteed Notes, 6.000% due 11/15/29(a)	421,434
120,000	B-	RR Donnelley & Sons Co., Secured Notes, 9.750% due 7/31/28(a)	120,000
400,000	B+	Sotheby’s, Senior Secured Notes, 7.375% due 10/15/27(a)	364,608
425,000	B+	Sotheby’s/Bidfair Holdings Inc., Senior Secured Notes, 5.875% due 6/1/29(a)	331,247
132,000	B3(b)	StoneMor Inc., Senior Secured Notes, 8.500% due 5/15/29(a)	110,275
290,000	BB	TriNet Group Inc., Company Guaranteed Notes, 3.500% due 3/1/29(a)	249,973
		United Rentals North America Inc.:
		Company Guaranteed Notes:
280,000	BB+	5.250% due 1/15/30	266,390
170,000	BB+	3.875% due 2/15/31	145,554
140,000	BBB-	Senior Secured Notes, 6.000% due 12/15/29(a)	139,259
574,000	B	Upbound Group Inc., Company Guaranteed Notes, 6.375% due 2/15/29(a)	521,996
315,000	B	WW International Inc., Senior Secured Notes, 4.500% due 4/15/29(a)	216,660
100,000	BB-	ZipRecruiter Inc., Senior Unsecured Notes, 5.000% due 1/15/30(a)	84,000

		Total Commercial Services	7,628,366

Computers — 1.3%
515,000	CCC+	Ahead DB Holdings LLC, Company Guaranteed Notes, 6.625% due 5/1/28(a)	445,696
650,000	CCC+	McAfee Corp., Senior Unsecured Notes, 7.375% due 2/15/30(a)	568,952
211,000	B*	NCR Corp., Company Guaranteed Notes, 5.125% due 4/15/29(a)	192,127
210,000	BB	Seagate HDD Cayman, Company Guaranteed Notes, 4.091% due 6/1/29(a)	184,023
220,000	CCC+	Vericast Corp., Senior Secured Notes, 11.000% due 9/15/26(a)	230,190

		Total Computers	1,620,988

Cosmetics/Personal Care — 0.5%
272,000	BB	Coty Inc., Senior Secured Notes, 5.000% due 4/15/26(a)	261,713
448,000	BB	Edgewell Personal Care Co., Company Guaranteed Notes, 4.125% due 4/1/29(a)	388,658

		Total Cosmetics/Personal Care	650,371

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Distribution/Wholesale — 0.5%
$62,008	NR	American News Co. LLC, Secured Notes, 8.500% (8.500% cash or 10.000% PIK) due 9/1/26(a)(h)	$69,991
320,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 3.875% due 12/15/28(a)	279,691
271,000	B+	Windsor Holdings III LLC, Senior Secured Notes, 8.500% due 6/15/30(a)	272,521

		Total Distribution/Wholesale	622,203

Diversified Financial Services — 5.2%
369,300	NR	Accelerate360 Holdings LLC, Secured Notes, 8.000% due 3/1/28(a)	383,307
410,000	B	AG Issuer LLC, Senior Secured Notes, 6.250% due 3/1/28(a)	393,204
341,000	CCC+	Aretec Escrow Issuer Inc., Senior Unsecured Notes, 7.500% due 4/1/29(a)	306,556
249,000	BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 6.375% due 5/4/28(a)	247,166
371,000	NR	Bread Financial Holdings Inc., Company Guaranteed Notes, 4.750% due 12/15/24(a)	364,662
		Burford Capital Global Finance LLC, Company Guaranteed Notes:
724,000	BB-	6.250% due 4/15/28(a)	667,098
240,000	BB-	9.250% due 7/1/31(a)	243,000
444,000	CCC	Cobra AcquisitionCo LLC, Company Guaranteed Notes, 6.375% due 11/1/29(a)	309,404
180,000	BB-	Coinbase Global Inc., Company Guaranteed Notes, 3.625% due 10/1/31(a)	121,376
300,000	CCC-	Curo Group Holdings Corp., Secured Notes, 7.500% due 8/1/28(a)	71,820
487,000	Baa3(b)	Enact Holdings Inc., Senior Unsecured Notes, 6.500% due 8/15/25(a)	482,785
		Enova International Inc., Company Guaranteed Notes:
123,000	B-	8.500% due 9/1/24(a)	122,384
272,000	B-	8.500% due 9/15/25(a)	267,784
592,962	B2(b)	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% (6.500% cash or 7.250% PIK) due 9/15/24(a)(h)	557,550
174,000	BB-	goeasy Ltd., Company Guaranteed Notes, 4.375% due 5/1/26(a)	159,918
200,000	BB	Jane Street Group/JSG Finance Inc., Senior Secured Notes, 4.500% due 11/15/29(a)	175,753
270,000	B1(b)	LFS Topco LLC, Company Guaranteed Notes, 5.875% due 10/15/26(a)	233,985
		LPL Holdings Inc., Company Guaranteed Notes:
188,000	BBB-	4.625% due 11/15/27(a)	175,905
260,000	BBB-	4.000% due 3/15/29(a)	231,395
		NFP Corp., Senior Secured Notes:
218,000	B	4.875% due 8/15/28(a)	194,741
140,000	B	7.500% due 10/1/30(a)	136,039
400,000	BB	OneMain Finance Corp., Company Guaranteed Notes, 5.375% due 11/15/29	346,480
460,000	BB	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer Inc., Company Guaranteed Notes, 3.875% due 3/1/31(a)	375,730
127,000	BB-	StoneX Group Inc., Senior Secured Notes, 8.625% due 6/15/25(a)	128,729

		Total Diversified Financial Services	6,696,771

Electric — 2.1%
343,000	BB+	Atlantica Sustainable Infrastructure PLC, Company Guaranteed Notes, 4.125% due 6/15/28(a)	306,808
		Calpine Corp.:
225,000	BB+	Senior Secured Notes, 3.750% due 3/1/31(a)	188,067
523,000	B+	Senior Unsecured Notes, 5.000% due 2/1/31(a)	442,500
220,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	204,421
		NRG Energy Inc., Company Guaranteed Notes:
174,000	BB	5.750% due 1/15/28	164,629
290,000	BB	5.250% due 6/15/29(a)	260,819
157,000	BB	3.625% due 2/15/31(a)	122,623
409,000	BB-	Pattern Energy Operations LP/Pattern Energy Operations Inc., Company Guaranteed Notes, 4.500% due 8/15/28(a)	372,697
90,000	BB+	TransAlta Corp., Senior Unsecured Notes, 7.750% due 11/15/29	93,033
546,000	BBB-	Vistra Operations Co. LLC, Senior Secured Notes, 4.300% due 7/15/29(a)	484,834

		Total Electric	2,640,431

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Electrical Components & Equipment — 0.2%
$335,000	BB+	EnerSys, Company Guaranteed Notes, 4.375% due 12/15/27(a)	$306,842

Electronics — 0.6%
510,000	BB-	Imola Merger Corp., Senior Secured Notes, 4.750% due 5/15/29(a)	453,626
345,000	BB-	TTM Technologies Inc., Company Guaranteed Notes, 4.000% due 3/1/29(a)	300,022

		Total Electronics	753,648

Energy — Alternate Sources — 0.3%
50,000	NR	NextEra Energy Partners LP, Company Guaranteed Notes, 2.500% due 6/15/26(a)	44,475
410,000	B1(b)	Sunnova Energy Corp., Company Guaranteed Notes, 5.875% due 9/1/26(a)	361,166

		Total Energy — Alternate Sources	405,641

Engineering & Construction — 0.6%
282,000	B	Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes, 6.000% due 2/1/26(a)	270,996
150,000	BB+	TopBuild Corp., Company Guaranteed Notes, 3.625% due 3/15/29(a)	129,238
340,000	B	VM Consolidated Inc., Company Guaranteed Notes, 5.500% due 4/15/29(a)	310,361

		Total Engineering & Construction	710,595

Entertainment — 2.5%
478,000	CCC	Allen Media LLC/Allen Media Co-Issuer Inc., Company Guaranteed Notes, 10.500% due 2/15/28(a)	274,128
330,000	B-	AMC Entertainment Holdings Inc., Senior Secured Notes, 7.500% due 2/15/29(a)	225,582
400,000	B+	Banijay Entertainment SASU, Senior Secured Notes, 5.375% due 3/1/25(a)	390,121
154,000	B	Boyne USA Inc., Senior Unsecured Notes, 4.750% due 5/15/29(a)	139,195
		Caesars Entertainment Inc.:
		Senior Secured Notes:
300,000	B+	6.250% due 7/1/25(a)	297,940
170,000	B+	7.000% due 2/15/30(a)	170,835
210,000	B	Senior Unsecured Notes, 8.125% due 7/1/27(a)	213,419
130,000	NR	DraftKings Holdings Inc., Company Guaranteed Notes, zero coupon due 3/15/28	99,645
150,000	CCC+	Mohegan Tribal Gaming Authority, Company Guaranteed Notes, 13.250% due 12/15/27(a)	159,904
240,000	B	Ontario Gaming GTA LP, Senior Secured Notes, 8.000% due 8/1/30(a)	242,825
		SeaWorld Parks & Entertainment Inc.:
443,000	B	Company Guaranteed Notes, 5.250% due 8/15/29(a)	398,147
255,000	BB	Senior Secured Notes, 8.750% due 5/1/25(a)	260,967
107,000	BB	Speedway Motorsports LLC/Speedway Funding II Inc., Senior Unsecured Notes, 4.875% due 11/1/27(a)	99,235
260,000	B+	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Company Guaranteed Notes, 7.125% due 2/15/31(a)	255,493

		Total Entertainment	3,227,436

Environmental Control — 1.1%
90,000	BB+	Clean Harbors Inc., Company Guaranteed Notes, 6.375% due 2/1/31(a)	89,600
		Covanta Holding Corp., Company Guaranteed Notes:
355,000	B	4.875% due 12/1/29(a)	305,646
243,000	B	5.000% due 9/1/30	206,315
570,000	B	Enviri Corp., Company Guaranteed Notes, 5.750% due 7/31/27(a)	494,931
320,000	B-	MadisonQ LLC, Senior Secured Notes, 4.125% due 6/30/28(a)	283,302

		Total Environmental Control	1,379,794

Food — 1.6%
		Albertsons Cos Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, Company Guaranteed Notes:
372,000	BB+	5.875% due 2/15/28(a)	361,375
120,000	BB+	6.500% due 2/15/28(a)	119,570
550,000	B	C&S Group Enterprises LLC, Company Guaranteed Notes, 5.000% due 12/15/28(a)	427,115

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Food — 1.6% — (continued)
$131,000	BB	Land O’Lakes Capital Trust I, Limited Guaranteed Notes, 7.450% due 3/15/28(a)	$122,485
347,000	BB	Performance Food Group Inc., Company Guaranteed Notes, 5.500% due 10/15/27(a)	334,483
254,000	B+	Post Holdings Inc., Company Guaranteed Notes, 4.625% due 4/15/30(a)	225,277
510,000	B	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, Secured Notes, 4.625% due 3/1/29(a)	424,670

		Total Food	2,014,975

Forest Products & Paper — 0.1%
278,000	CCC	Glatfelter Corp., Company Guaranteed Notes, 4.750% due 11/15/29(a)	194,301

Healthcare — Products — 0.7%
		Medline Borrower LP:
432,000	B+	Senior Secured Notes, 3.875% due 4/1/29(a)	376,363
580,000	B-	Senior Unsecured Notes, 5.250% due 10/1/29(a)	515,650

		Total Healthcare — Products	892,013

Healthcare — Services — 2.8%
110,000	CCC	Akumin Inc., Senior Secured Notes, 7.000% due 11/1/25(a)	83,187
190,000	C	Cano Health LLC, Company Guaranteed Notes, 6.250% due 10/1/28(a)	64,771
		CHS/Community Health Systems Inc.:
60,000	CCC-	Secured Notes, 6.125% due 4/1/30(a)	34,256
		Senior Secured Notes:
592,000	B-	5.625% due 3/15/27(a)	521,516
370,000	B-	5.250% due 5/15/30(a)	292,156
520,000	B+	DaVita Inc., Company Guaranteed Notes, 4.625% due 6/1/30(a)	446,505
		HCA Inc., Company Guaranteed Notes:
371,000	BBB-	3.500% due 9/1/30	324,220
110,000	BBB-	7.500% due 11/15/95	121,337
326,000	B	Legacy LifePoint Health LLC, Senior Secured Notes, 4.375% due 2/15/27(a)	281,134
375,000	B	LifePoint Health Inc., Senior Secured Notes, 9.875% due 8/15/30(a)	371,070
400,000	BB-	Molina Healthcare Inc., Senior Unsecured Notes, 3.875% due 11/15/30(a)	341,941
30,000	CCC-	Radiology Partners Inc., Company Guaranteed Notes, 9.250% due 2/1/28(a)	11,809
427,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(a)	423,363
240,000	BB-	Tenet Healthcare Corp., Senior Secured Notes, 4.250% due 6/1/29	214,327
115,500	NR	US Renal Care Inc., Senior Secured Notes, 10.625% due 6/28/28(a)(e)	73,920

		Total Healthcare — Services	3,605,512

Home Builders — 0.6%
182,000	B-	Empire Communities Corp., Senior Unsecured Notes, 7.000% due 12/15/25(a)	175,868
		Forestar Group Inc., Company Guaranteed Notes:
120,000	BB-	3.850% due 5/15/26(a)	111,240
120,000	BB-	5.000% due 3/1/28(a)	111,018
65,000	B+	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(a)	61,146
		Mattamy Group Corp., Senior Unsecured Notes:
201,000	BB	5.250% due 12/15/27(a)	189,807
130,000	BB	4.625% due 3/1/30(a)	114,835

		Total Home Builders	763,914

Insurance — 1.0%
248,006	BB+	Highlands Holdings Bonds Issuer Ltd./Highlands Holdings Bonds Co.-Issuer Inc., Senior Secured Notes, 7.625% (7.625% cash or 8.375% PIK) due 10/15/25(a)(h)	234,437
327,000	B-	Jones Deslauriers Insurance Management Inc., Senior Secured Notes, 8.500% due 3/15/30(a)	334,109
397,000	BB	NMI Holdings Inc., Senior Secured Notes, 7.375% due 6/1/25(a)	399,346
385,000	BB-	Ryan Specialty LLC, Senior Secured Notes, 4.375% due 2/1/30(a)	344,597

		Total Insurance	1,312,489

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Internet — 1.4%
$390,000	B	Cogent Communications Group Inc., Company Guaranteed Notes, 7.000% due 6/15/27(a)	$378,924
		Gen Digital Inc., Company Guaranteed Notes:
101,000	BB-	6.750% due 9/30/27(a)	101,225
303,000	BB-	7.125% due 9/30/30(a)	305,185
300,000	B-	GrubHub Holdings Inc., Company Guaranteed Notes, 5.500% due 7/1/27(a)	207,689
490,000	B-	ION Trading Technologies Sarl, Senior Secured Notes, 5.750% due 5/15/28(a)	430,731
		Match Group Holdings II LLC, Senior Unsecured Notes:
220,000	BB	4.625% due 6/1/28(a)	203,175
140,000	BB	3.625% due 10/1/31(a)	114,255

		Total Internet	1,741,184

Iron/Steel — 1.1%
		ATI Inc., Senior Unsecured Notes:
349,000	B+	4.875% due 10/1/29	315,430
6,000	B+	7.250% due 8/15/30	6,068
		Cleveland-Cliffs Inc.:
160,000	Ba3(b)	Company Guaranteed Notes, 4.625% due 3/1/29(a)	142,008
144,000	B	Senior Unsecured Notes, 6.250% due 10/1/40	119,511
350,000	BB+	Commercial Metals Co., Senior Unsecured Notes, 3.875% due 2/15/31	298,207
		Mineral Resources Ltd., Senior Unsecured Notes:
268,000	Ba3(b)	8.125% due 5/1/27(a)	267,814
225,000	Ba3(b)	8.500% due 5/1/30(a)	226,086

		Total Iron/Steel	1,375,124

Leisure Time — 4.9%
		Carnival Corp.:
		Company Guaranteed Notes:
110,000	B	7.625% due 3/1/26(a)	109,755
781,000	B	5.750% due 3/1/27(a)	734,440
699,000	B	6.000% due 5/1/29(a)	633,303
530,000	B	10.500% due 6/1/30(a)	565,030
120,000	BB-	Senior Secured Notes, 7.000% due 8/15/29(a)	121,865
150,000	B+	Carnival Holdings Bermuda Ltd., Company Guaranteed Notes, 10.375% due 5/1/28(a)	163,274
		NCL Corp., Ltd.:
50,000	B-	Company Guaranteed Notes, 5.875% due 3/15/26(a)	47,100
		Senior Secured Notes:
600,000	B+	5.875% due 2/15/27(a)	581,753
270,000	BB-	8.375% due 2/1/28(a)	278,540
		Senior Unsecured Notes:
504,000	B-	3.625% due 12/15/24(a)	483,200
471,000	B-	7.750% due 2/15/29(a)	447,875
		Royal Caribbean Cruises Ltd.:
340,000	BB-	Company Guaranteed Notes, 7.250% due 1/15/30(a)	345,025
		Senior Unsecured Notes:
341,000	BB-	4.250% due 7/1/26(a)	318,235
340,000	BB-	11.625% due 8/15/27(a)	370,612
102,000	BB-	5.500% due 4/1/28(a)	95,548
		Viking Cruises Ltd.:
64,000	B-	Company Guaranteed Notes, 5.875% due 9/15/27(a)	59,902
		Senior Unsecured Notes:
379,000	B-	7.000% due 2/15/29(a)	359,709
340,000	B-	9.125% due 7/15/31(a)	351,573
200,000	B+	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	185,836

		Total Leisure Time	6,252,575

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Lodging — 1.6%
$420,000	B-	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(a)	$374,070
580,000	B+	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, Company Guaranteed Notes, 4.875% due 7/1/31(a)	489,579
405,000	BB-	Melco Resorts Finance Ltd., Senior Unsecured Notes, 5.375% due 12/4/29(a)	340,067
400,000	BBB-	Sands China Ltd., Senior Unsecured Notes, 3.500% due 8/8/31	322,176
331,000	BB-	Travel + Leisure Co., Senior Secured Notes, 6.000% due 4/1/27	321,471
200,000	B+	Wynn Macau Ltd., Senior Unsecured Notes, 5.500% due 1/15/26(a)	188,188

		Total Lodging	2,035,551

Machinery — Construction & Mining — 0.2%
240,000	BB-	Vertiv Group Corp., Senior Secured Notes, 4.125% due 11/15/28(a)	215,693

Machinery — Diversified — 0.1%
88,000	BB-	ATS Corp., Company Guaranteed Notes, 4.125% due 12/15/28(a)	78,255

Media — 6.6%
		Altice Financing SA, Senior Secured Notes:
681,000	B	5.000% due 1/15/28(a)	554,284
200,000	B	5.750% due 8/15/29(a)	158,613
275,000	BB+	Belo Corp., Company Guaranteed Notes, 7.750% due 6/1/27	274,145
358,000	BB-	Block Communications Inc., Company Guaranteed Notes, 4.875% due 3/1/28(a)	296,659
440,000	BB-	Cable One Inc., Company Guaranteed Notes, 4.000% due 11/15/30(a)	343,604
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
705,000	BB-	6.375% due 9/1/29(a)	668,096
571,000	BB-	4.750% due 3/1/30(a)	492,576
310,000	BB-	4.500% due 8/15/30(a)	261,121
160,000	BB-	4.750% due 2/1/32(a)	132,546
680,000	BB-	4.500% due 5/1/32	551,917
		CSC Holdings LLC:
		Company Guaranteed Notes:
210,000	B	11.250% due 5/15/28(a)	207,317
200,000	B	6.500% due 2/1/29(a)	165,426
200,000	B	4.500% due 11/15/31(a)	142,368
		Senior Unsecured Notes:
980,000	CCC+	5.750% due 1/15/30(a)	540,872
465,000	CCC+	4.625% due 12/1/30(a)	243,743
390,000	BB	Directv Financing LLC/Directv Financing Co.-Obligor Inc., Senior Secured Notes, 5.875% due 8/15/27(a)	345,884
		DISH DBS Corp.:
		Company Guaranteed Notes:
20,000	B-	5.875% due 11/15/24	18,622
500,000	B-	7.750% due 7/1/26	374,075
410,000	B	Senior Secured Notes, 5.750% due 12/1/28(a)	318,041
65,000	CCC-	DISH Network Corp., Senior Unsecured Notes, 3.375% due 8/15/26	39,650
180,000	B1(b)	Gannett Holdings LLC, Senior Secured Notes, 6.000% due 11/1/26(a)	154,566
170,000	B+	iHeartCommunications Inc., Senior Secured Notes, 5.250% due 8/15/27(a)	134,853
222,000	BB	Paramount Global, Junior Subordinated Notes, 6.375% (5-Year CMT Index + 3.999%) due 3/30/62(c)	183,350
770,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 4.000% due 7/15/28(a)	666,783
50,000	BBB-	Time Warner Cable Enterprises LLC, Senior Secured Notes, 8.375% due 7/15/33	55,769
150,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	151,867
		Univision Communications Inc., Senior Secured Notes:
388,000	B+	6.625% due 6/1/27(a)	376,018
120,000	B+	8.000% due 8/15/28(a)	119,812
112,000	B+	7.375% due 6/30/30(a)	108,481

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Media — 6.6% — (continued)
$327,000	BB-	UPC Broadband Finco BV, Senior Secured Notes, 4.875% due 7/15/31(a)	$270,184
67,000	B-	Urban One Inc., Senior Secured Notes, 7.375% due 2/1/28(a)	58,320

		Total Media	8,409,562

Metal Fabricate/Hardware — 0.3%
90,000	BB-	Advanced Drainage Systems Inc., Company Guaranteed Notes, 6.375% due 6/15/30(a)	88,740
80,000	CCC+	Park-Ohio Industries Inc., Company Guaranteed Notes, 6.625% due 4/15/27	70,031
230,000	B+	Roller Bearing Co. of America Inc., Senior Unsecured Notes, 4.375% due 10/15/29(a)	206,061

		Total Metal Fabricate/Hardware	364,832

Mining — 1.5%
30,000	B+	Arsenal AIC Parent LLC, Senior Secured Notes, 8.000% due 10/1/30(a)	30,643
		First Quantum Minerals Ltd., Company Guaranteed Notes:
330,000	B+	6.875% due 10/15/27(a)	321,697
500,000	B+	8.625% due 6/1/31(a)	509,784
311,000	BB+	FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes, 4.500% due 9/15/27(a)	287,292
320,000	BB+	Freeport-McMoRan Inc., Company Guaranteed Notes, 5.450% due 3/15/43	287,504
		Hudbay Minerals Inc., Company Guaranteed Notes:
40,000	B	4.500% due 4/1/26(a)	37,787
537,000	B	6.125% due 4/1/29(a)	505,370

		Total Mining	1,980,077

Miscellaneous Manufacturers — 0.0%@
12,101	C(g)	Anagram International Inc./Anagram Holdings LLC, Secured Notes, 10.000% (5.000% cash and 5.000% PIK or 10.000% PIK or 10.000% cash) due 8/15/26(a)(h)	8,531

Oil & Gas — 6.8%
200,000	BB+	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 3/1/30(a)	187,272
		Apache Corp., Senior Unsecured Notes:
105,000	BB+	4.375% due 10/15/28	96,877
406,000	BB+	4.250% due 1/15/30	370,381
410,000	B	Berry Petroleum Co. LLC, Company Guaranteed Notes, 7.000% due 2/15/26(a)	394,370
110,000	BB	Chesapeake Energy Corp., Company Guaranteed Notes, 5.500% due 2/1/26(a)	107,464
438,000	BB-	Chord Energy Corp., Company Guaranteed Notes, 6.375% due 6/1/26(a)	432,113
		Civitas Resources Inc., Company Guaranteed Notes:
105,000	BB-	5.000% due 10/15/26(a)	99,290
125,000	BB-	8.375% due 7/1/28(a)	129,219
280,000	BB-	8.750% due 7/1/31(a)	289,534
		Comstock Resources Inc., Company Guaranteed Notes:
39,000	B+	6.750% due 3/1/29(a)	36,523
275,000	B+	5.875% due 1/15/30(a)	243,004
		Crescent Energy Finance LLC, Company Guaranteed Notes:
469,000	BB-	7.250% due 5/1/26(a)	462,443
257,000	BB-	9.250% due 2/15/28(a)	263,135
		Earthstone Energy Holdings LLC, Company Guaranteed Notes:
375,000	BB-	8.000% due 4/15/27(a)	382,839
359,000	BB-	9.875% due 7/15/31(a)	393,925
220,000	BB+	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 5.750% due 1/30/28(a)	214,163
		Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes:
405,000	BB+	5.750% due 2/1/29(a)	376,083
125,000	BB+	6.000% due 2/1/31(a)	114,888
170,000	BB+	6.250% due 4/15/32(a)	156,173
300,000	BB-	MEG Energy Corp., Company Guaranteed Notes, 5.875% due 2/1/29(a)	286,920
223,000	B+	Nabors Industries Inc., Company Guaranteed Notes, 7.375% due 5/15/27(a)	217,076

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 6.8% — (continued)
$180,000	CCC	Nabors Industries Ltd., Company Guaranteed Notes, 7.250% due 1/15/26(a)	$173,350
120,000	BB-	Noble Finance II LLC, Company Guaranteed Notes, 8.000% due 4/15/30(a)	124,201
240,000	B+	Northern Oil & Gas Inc., Senior Unsecured Notes, 8.125% due 3/1/28(a)	240,794
250,000	BB+	Occidental Petroleum Corp., Senior Unsecured Notes, 8.875% due 7/15/30	286,874
370,000	BB-	Permian Resources Operating LLC, Company Guaranteed Notes, 5.875% due 7/1/29(a)	357,187
		Petrobras Global Finance BV, Company Guaranteed Notes:
40,000	BB-	7.375% due 1/17/27	41,446
20,000	BB-	5.750% due 2/1/29	19,538
400,000	BB	Range Resources Corp., Company Guaranteed Notes, 8.250% due 1/15/29	415,626
245,000	B+	Rockcliff Energy II LLC, Senior Unsecured Notes, 5.500% due 10/15/29(a)	225,906
		Southwestern Energy Co., Company Guaranteed Notes:
195,000	BB+	5.375% due 2/1/29	185,259
540,000	BB+	4.750% due 2/1/32	478,922
494,000	BB-	Strathcona Resources Ltd., Senior Unsecured Notes, 6.875% due 8/1/26(a)	462,026
104,500	B-	Transocean Inc., Senior Secured Notes, 8.750% due 2/15/30(a)	107,004
308,000	BB	Valaris Ltd., Secured Notes, 8.375% due 4/30/30(a)	314,003

		Total Oil & Gas	8,685,828

Oil & Gas Services — 0.4%
343,000	B+	Archrock Partners LP/Archrock Partners Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/28(a)	327,753
240,000	B+	USA Compression Partners LP/USA Compression Finance Corp., Company Guaranteed Notes, 6.875% due 4/1/26	237,513

		Total Oil & Gas Services	565,266

Packaging & Containers — 2.3%
200,000	B-	ARD Finance SA, Senior Secured Notes, 6.500% (6.500% cash or 7.250% PIK) due 6/30/27(a)(h)	160,970
		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
		Senior Secured Notes:
210,000	BB	6.000% due 6/15/27(a)	204,983
225,000	BB	3.250% due 9/1/28(a)	191,280
250,000	B+	Senior Unsecured Notes, 4.000% due 9/1/29(a)	203,462
		Ball Corp., Company Guaranteed Notes:
88,000	BB+	5.250% due 7/1/25	86,853
124,000	BB+	2.875% due 8/15/30	101,246
230,000	BB-	Canpack SA/Canpack US LLC, Company Guaranteed Notes, 3.875% due 11/15/29(a)	186,065
150,000	BB-	Cascades Inc./Cascades USA Inc., Company Guaranteed Notes, 5.375% due 1/15/28(a)	141,359
415,000	B	Clydesdale Acquisition Holdings Inc., Senior Secured Notes, 6.625% due 4/15/29(a)	395,198
249,000	BB+	Crown Americas LLC, Company Guaranteed Notes, 5.250% due 4/1/30	234,882
		LABL Inc., Senior Secured Notes:
271,000	B-	5.875% due 11/1/28(a)	245,542
155,000	B-	9.500% due 11/1/28(a)	159,731
244,000	B	Mauser Packaging Solutions Holding Co., Senior Secured Notes, 7.875% due 8/15/26(a)	240,506
10,000	B-	Pactiv LLC, Senior Unsecured Notes, 8.375% due 4/15/27	10,099
71,000	BB+	Sealed Air Corp./Sealed Air Corp. US, Company Guaranteed Notes, 6.125% due 2/1/28(a)	69,817
287,000	BB-	Silgan Holdings Inc., Company Guaranteed Notes, 4.125% due 2/1/28	263,213

		Total Packaging & Containers	2,895,206

Pharmaceuticals — 2.1%
280,000	B	AdaptHealth LLC, Company Guaranteed Notes, 5.125% due 3/1/30(a)	229,932
		Bausch Health Cos., Inc.:
430,000	CCC-	Company Guaranteed Notes, 5.250% due 1/30/30(a)	181,987
50,000	CCC+	Senior Secured Notes, 6.125% due 2/1/27(a)	32,927
250,000	B+	Herbalife Nutrition Ltd./HLF Financing Inc., Company Guaranteed Notes, 7.875% due 9/1/25(a)	240,803

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 2.1% — (continued)
$460,000	B+	HLF Financing Sarl LLC/Herbalife International Inc., Company Guaranteed Notes, 4.875% due 6/1/29(a)	$344,420
		Organon & Co./Organon Foreign Debt Co.-Issuer BV:
200,000	BB	Senior Secured Notes, 4.125% due 4/30/28(a)	181,184
459,000	BB-	Senior Unsecured Notes, 5.125% due 4/30/31(a)	391,281
230,000	WR(b)	Par Pharmaceutical Inc., Senior Secured Notes, 7.500% due 4/1/27*(a)(i)(j)	163,959
200,000	BB-	Teva Pharmaceutical Finance Co. LLC, Company Guaranteed Notes, 6.150% due 2/1/36	184,183
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
250,000	BB-	5.125% due 5/9/29	231,495
200,000	BB-	7.875% due 9/15/29	208,582
270,000	BB-	8.125% due 9/15/31	286,401

		Total Pharmaceuticals	2,677,154

Pipelines — 5.9%
341,000	BB	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 1/15/28(a)	326,863
		Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes:
100,000	B+	7.625% due 12/15/25(a)	100,380
310,000	B+	6.625% due 7/15/26(a)	304,969
180,000	BB-	Buckeye Partners LP, Senior Unsecured Notes, 4.500% due 3/1/28(a)	163,512
200,000	BB	CNX Midstream Partners LP, Company Guaranteed Notes, 4.750% due 4/15/30(a)	172,813
60,000	BBB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.750% due 9/15/37(a)	63,384
275,000	BB+	DT Midstream Inc., Company Guaranteed Notes, 4.375% due 6/15/31(a)	238,343
90,000	BB+	Energy Transfer LP, Junior Subordinated Notes, 6.500% (5-Year CMT Index + 5.694%)(c)(d)	82,310
		EQM Midstream Partners LP, Senior Unsecured Notes:
27,000	BB-	7.500% due 6/1/27(a)	27,272
148,000	BB-	5.500% due 7/15/28	141,543
254,000	BB-	7.500% due 6/1/30(a)	260,745
310,000	BB-	6.500% due 7/15/48	281,735
		Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes:
700,000	B	6.500% due 10/1/25	690,217
33,000	B	6.250% due 5/15/26	32,045
200,000	B	8.000% due 1/15/27	197,350
460,000	BB-	Harvest Midstream I LP, Senior Unsecured Notes, 7.500% due 9/1/28(a)	460,577
250,000	BB+	Hess Midstream Operations LP, Company Guaranteed Notes, 4.250% due 2/15/30(a)	220,044
365,000	BB+	Holly Energy Partners LP/Holly Energy Finance Corp., Company Guaranteed Notes, 5.000% due 2/1/28(a)	342,724
		Howard Midstream Energy Partners LLC, Senior Unsecured Notes:
698,000	B+	6.750% due 1/15/27(a)	672,854
281,000	B+	8.875% due 7/15/28(a)	290,807
582,000	B	ITT Holdings LLC, Senior Unsecured Notes, 6.500% due 8/1/29(a)	525,802
650,000	B+	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 7.500% due 2/1/26(a)	646,539
		NuStar Logistics LP, Company Guaranteed Notes:
100,000	BB-	5.750% due 10/1/25	98,148
238,000	BB-	6.375% due 10/1/30	229,302
110,000	BB-	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes, step bond to yield, 9.000% due 10/15/26(a)	106,249
170,000	BB-	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Company Guaranteed Notes, 6.000% due 12/31/30(a)	152,241
		Venture Global Calcasieu Pass LLC, Senior Secured Notes:
264,000	BB+	3.875% due 8/15/29(a)	228,638
210,000	BB+	6.250% due 1/15/30(a)	204,757

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 5.9% — (continued)
$180,000	BB+	4.125% due 8/15/31(a)	$152,867
110,000	BB+	3.875% due 11/1/33(a)	89,452

		Total Pipelines	7,504,482

Real Estate — 1.1%
		Cushman & Wakefield US Borrower LLC, Senior Secured Notes:
483,000	BB	6.750% due 5/15/28(a)	460,314
96,000	BB	8.875% due 9/1/31(a)	96,903
300,000	B-	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	280,095
210,000	BB-	Greystar Real Estate Partners LLC, Senior Secured Notes, 7.750% due 9/1/30(a)	212,363
		Kennedy-Wilson Inc., Company Guaranteed Notes:
150,000	BB-	4.750% due 3/1/29	120,675
305,000	BB-	4.750% due 2/1/30	235,153

		Total Real Estate	1,405,503

Real Estate Investment Trusts (REITs) — 2.8%
803,000	B+	Apollo Commercial Real Estate Finance Inc., Senior Secured Notes, 4.625% due 6/15/29(a)	630,564
150,000	BB+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 3.875% due 6/30/28(a)	130,842
		Diversified Healthcare Trust:
150,000	B	Company Guaranteed Notes, 9.750% due 6/15/25	147,660
70,000	CCC+	Senior Unsecured Notes, 4.750% due 2/15/28	53,547
		HAT Holdings I LLC/HAT Holdings II LLC, Company Guaranteed Notes:
157,000	BB+	6.000% due 4/15/25(a)	154,233
407,000	BB+	3.375% due 6/15/26(a)	365,776
290,000	NR	IIP Operating Partnership LP, Company Guaranteed Notes, 5.500% due 5/25/26	257,371
125,000	BB-	Iron Mountain Information Management Services Inc., Company Guaranteed Notes, 5.000% due 7/15/32(a)	108,056
		Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Company Guaranteed Notes:
410,000	BB-	4.250% due 2/1/27(a)	371,042
130,000	BB-	4.750% due 6/15/29(a)	109,426
160,000	BB+	MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes, 3.500% due 3/15/31	104,063
		Service Properties Trust:
231,000	BB	Company Guaranteed Notes, 5.500% due 12/15/27	204,682
		Senior Unsecured Notes:
227,000	B+	3.950% due 1/15/28	180,903
430,000	B+	4.375% due 2/15/30	327,305
550,000	BB-	Starwood Property Trust Inc., Senior Unsecured Notes, 4.375% due 1/15/27(a)	491,747

		Total Real Estate Investment Trusts (REITs)	3,637,217

Retail — 4.6%
70,000	BB	Academy Ltd., Senior Secured Notes, 6.000% due 11/15/27(a)	67,137
		Bath & Body Works Inc., Company Guaranteed Notes:
20,000	BB	9.375% due 7/1/25(a)	20,949
150,000	BB	5.250% due 2/1/28	144,044
200,000	BB	6.625% due 10/1/30(a)	195,221
90,000	BB	Beacon Roofing Supply Inc., Senior Secured Notes, 6.500% due 8/1/30(a)	89,010
285,000	BB-	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	280,662
170,000	CCC	Carrols Restaurant Group Inc., Company Guaranteed Notes, 5.875% due 7/1/29(a)	146,455
464,000	B-	CEC Entertainment LLC, Senior Secured Notes, 6.750% due 5/1/26(a)	444,080
268,000	B	Dave & Buster’s Inc., Senior Secured Notes, 7.625% due 11/1/25(a)	270,902
555,000	B-	eG Global Finance PLC, Senior Secured Notes, 6.750% due 2/7/25(a)	547,458

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 4.6% — (continued)
$462,000	B	Ferrellgas LP/Ferrellgas Finance Corp., Senior Unsecured Notes, 5.375% due 4/1/26(a)	$434,680
190,000	B	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Senior Secured Notes, 4.625% due 1/15/29(a)	164,260
		FirstCash Inc., Company Guaranteed Notes:
448,000	BB	4.625% due 9/1/28(a)	398,906
187,000	BB	5.625% due 1/1/30(a)	169,962
200,000	BB+	Foot Locker Inc., Senior Unsecured Notes, 4.000% due 10/1/29(a)	150,714
345,000	BB-	Ken Garff Automotive LLC, Senior Unsecured Notes, 4.875% due 9/15/28(a)	300,483
610,000	CCC	LBM Acquisition LLC, Company Guaranteed Notes, 6.250% due 1/15/29(a)	532,967
		Michaels Cos Inc. (The):
160,000	B-	Senior Secured Notes, 5.250% due 5/1/28(a)	133,501
300,000	CCC	Senior Unsecured Notes, 7.875% due 5/1/29(a)	208,230
225,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 4.750% due 9/15/29	206,660
97,000	B-	NMG Holding Co., Inc./Neiman Marcus Group LLC, Senior Secured Notes, 7.125% due 4/1/26(a)	92,272
370,000	CCC	Park River Holdings Inc., Senior Unsecured Notes, 6.750% due 8/1/29(a)	298,323
180,000	B3(b)	Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes, 8.500% due 11/28/25(a)	178,453
250,000	B	Specialty Building Products Holdings LLC/SBP Finance Corp., Senior Secured Notes, 6.375% due 9/30/26(a)	239,679
100,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.000% due 6/1/31(a)	85,591
90,000	BB-	Superior Plus LP/Superior General Partner Inc., Company Guaranteed Notes, 4.500% due 3/15/29(a)	79,287

		Total Retail	5,879,886

Semiconductors — 0.2%
320,000	BB-	Entegris Escrow Corp., Company Guaranteed Notes, 5.950% due 6/15/30(a)	306,762

Software — 2.2%
220,000	CCC	AthenaHealth Group Inc., Senior Unsecured Notes, 6.500% due 2/15/30(a)	191,283
450,000	B-	Capstone Borrower Inc., Senior Secured Notes, 8.000% due 6/15/30(a)	443,594
420,000	B+	Central Parent Inc./CDK Global Inc., Senior Secured Notes, 7.250% due 6/15/29(a)	414,649
104,000	B+	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., Senior Secured Notes, 8.000% due 6/15/29(a)	105,440
160,000	B-	Clarivate Science Holdings Corp., Company Guaranteed Notes, 4.875% due 7/1/29(a)	139,615
170,000	B+	Elastic NV, Senior Unsecured Notes, 4.125% due 7/15/29(a)	146,315
450,000	B	Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, Senior Secured Notes, 4.625% due 5/1/28(a)	388,587
		Open Text Corp.:
		Company Guaranteed Notes:
20,000	BB-	3.875% due 2/15/28(a)	17,817
260,000	BB-	3.875% due 12/1/29(a)	220,797
200,000	BBB-	Senior Secured Notes, 6.900% due 12/1/27(a)	202,816
160,000	B+	Playtika Holding Corp., Company Guaranteed Notes, 4.250% due 3/15/29(a)	138,344
735,000	CCC+	Rackspace Technology Global Inc., Senior Secured Notes, 3.500% due 2/15/28(a)	349,660

		Total Software	2,758,917

Telecommunications — 2.7%
500,000	CCC	Altice France Holding SA, Senior Secured Notes, 10.500% due 5/15/27(a)	270,453
		Altice France SA, Senior Secured Notes:
250,000	B-	5.500% due 1/15/28(a)	187,574
710,000	B-	5.125% due 7/15/29(a)	502,524
446,000	B-	5.500% due 10/15/29(a)	321,306
170,000	B	CommScope Inc., Senior Secured Notes, 4.750% due 9/1/29(a)	126,488

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 2.7% — (continued)
$200,000	CCC+	CommScope Technologies LLC, Company Guaranteed Notes, 6.000% due 6/15/25(a)	$182,927
477,000	BB-	Connect Finco Sarl/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(a)	452,985
560,000	B+	Iliad Holding SASU, Senior Secured Notes, 7.000% due 10/15/28(a)	521,477
230,000	BBB-	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	274,334
140,000	B+	Telecom Italia Capital SA, Company Guaranteed Notes, 6.000% due 9/30/34	116,348
435,000	D	Telesat Canada/Telesat LLC, Senior Secured Notes, 4.875% due 6/1/27(a)	293,181
260,000	BB-	Vmed O2 UK Financing I PLC, Senior Secured Notes, 4.750% due 7/15/31(a)	217,356

		Total Telecommunications	3,466,953

Transportation — 0.7%
491,000	BB	Cargo Aircraft Management Inc., Company Guaranteed Notes, 4.750% due 2/1/28(a)	444,011
320,000	CCC+	Carriage Purchaser Inc., Senior Unsecured Notes, 7.875% due 10/15/29(a)	240,453
184,000	BB-	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	183,090
50,000	BB+	XPO Escrow Sub LLC, Company Guaranteed Notes, 7.500% due 11/15/27(a)	50,892

		Total Transportation	918,446

Trucking & Leasing — 0.3%
375,000	BB+	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month Term SOFR + 4.562%) due 6/15/45(a)(c)	370,154

		TOTAL CORPORATE BONDS & NOTES (Cost — $122,357,266)	113,384,860

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
280,000	BBB-	ARES XLIV CLO Ltd., Series 2017-44A, Class CR, 8.970% (3-Month Term SOFR + 3.662%) due 4/15/34(a)(c)	278,767
250,000	Baa3(b)	Battalion CLO XI Ltd., Series 2017-11A, Class DR, 9.257% (3-Month Term SOFR + 3.912%) due 4/24/34(a)(c)	229,127
280,000	Ba3(b)	Canyon Capital CLO Ltd., Series 2021-1A, Class E, 11.980% (3-Month Term SOFR + 6.672%) due 4/15/34(a)(c)	261,624
250,000	Baa3(b)	Dryden 49 Senior Loan Fund, Series 2017-49A, Class DR, 8.972% (3-Month Term SOFR + 3.662%) due 7/18/30(a)(c)	242,185
360,000	BB-	Madison Park Funding XXXV Ltd., Series 2019-35A, Class ER, 11.688% (3-Month Term SOFR + 6.362%) due 4/20/32(a)(c)	354,017
500,000	Ba1(b)	Marble Point CLO XIV Ltd., Series 2018-2A, Class D, 9.118% (3-Month Term SOFR + 3.792%) due 1/20/32(a)(c)	466,926
280,000	Baa3(b)	Mountain View CLO IX Ltd., Series 2015-9A, Class CR, 8.690% (3-Month Term SOFR + 3.382%) due 7/15/31(a)(c)	251,679
250,000	BB-	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR2, 11.515% (3-Month Term SOFR + 6.182%) due 10/21/30(a)(c)	228,335
280,000	Baa3(b)	Ocean Trails CLO IX, Series 2020-9A, Class DR, 9.320% (3-Month Term SOFR + 4.012%) due 10/15/34(a)(c)	279,089
210,000	BBB-	Ocean Trails CLO V, Series 2014-5A, Class DRR, 9.013% (3-Month Term SOFR + 3.712%) due 10/13/31(a)(c)	189,629
110,000	Baa3(b)	Palmer Square Loan Funding Ltd., Series 2022-3A, Class C, 10.708% (3-Month Term SOFR + 5.400%) due 4/15/31(a)(c)	110,935
300,000	BBB-	Pulsar Funding I LLC, Series 2019-1A, Class C, 10.388% (3-Month Term SOFR + 5.062%) due 1/20/33(a)(c)	277,068
230,000	BB-	Sculptor CLO XXVI Ltd., Series 26A, Class E, 12.838% (3-Month Term SOFR + 7.512%) due 7/20/34(a)(c)	213,575
250,000	Ba3(b)	Symphony CLO XX Ltd., Series 2018-20A, Class E, 11.860% (3-Month Term SOFR + 6.552%) due 1/16/32(a)(c)	233,371
310,000	Ba3(b)	THL Credit Wind River CLO Ltd., Series 2017-3A, Class ER, 12.620% (3-Month Term SOFR + 7.312%) due 4/15/35(a)(c)	289,111
350,000	BB-	Voya CLO Ltd., Series 2017-3A, Class DR, 12.538% (3-Month Term SOFR + 7.212%) due 4/20/34(a)(c)	330,613

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,432,076)	4,236,051

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 2.9%
$58,050	NR	Acrisure LLC, (Cost — $57,978, acquired 1/31/20), 8.946% (1-Month USD-LIBOR + 3.500%) due 2/15/27(c)(f)	$57,029
70,000	NR	Agiliti Health Inc., (Cost — $69,500, acquired 4/25/23), 8.247% (3-Month CME Term SOFR + 3.000%) due 5/1/30(c)(f)	69,869
360,705	NR	Arctic Canadian Diamond Co., Ltd., (Cost — $360,705, acquired 2/2/21), 17.500% (3-Month USD-LIBOR + 17.500%) due 12/31/24(c)(e)(j)(f)	313,092
110,000	NR	Clarios Global LP, (Cost — $109,477, acquired 4/20/23), 9.081% (1-Month CME Term SOFR + 3.750%) due 5/6/30(c)(f)	109,983
222,487	NR	Commscope Inc., (Cost — $218,598, acquired 4/17/20), 8.696% (1-Month CME Term SOFR + 3.250%) due 4/6/26(c)(f)	205,217
180,000	NR	DCert Buyer Inc., (Cost — $179,692, acquired 2/16/21), 12.331% (1-Month CME Term SOFR + 7.000%) due 2/19/29(c)(f)	169,013
319,275	NR	DCert Buyer Inc., (Cost — $314,370, acquired 4/17/20), 9.331% (1-Month CME Term SOFR + 4.000%) due 10/16/26(c)(f)	318,609
80,000	NR	Deerfield Dakota Holding LLC, (Cost — $79,316, acquired 3/5/20), 12.288% (3-Month USD-LIBOR + 6.750%) due 4/7/28(c)(f)	75,700
261,900	NR	Equinox Holdings Inc., (Cost — $260,807, acquired 6/9/20), 14.731% (3-Month USD-LIBOR + 9.000%) due 3/8/24(c)(j)(f)	253,880
58,144	NR	EyeCare Partners LLC, (Cost — $58,115, acquired 2/5/20), 9.253% (3-Month CME Term SOFR + 3.750%) due 2/18/27(c)(f)	46,287
46,933	NR	Global Tel Link Corporation, (Cost — $46,222, acquired 8/16/19), 9.769% (3-Month CME Term SOFR + 4.250%) due 11/29/25(c)(f)	44,357
234,032	NR	Great Outdoors Group LLC, (Cost — $234,032, acquired 11/24/21), 9.196% (1-Month CME Term SOFR + 3.750%) due 3/6/28(f)	233,739
256,000	NR	Mileage Plus Holdings LLC, (Cost — $253,196, acquired 6/25/20), 10.764% (3-Month USD-LIBOR + 5.250%) due 6/21/27(c)(f)	267,200
18,163	NR	MRI Software LLC, (Cost — $17,776, acquired 3/20/23), 10.842% (3-Month CME Term SOFR + 5.500%) due 2/10/26(c)(f)	17,788
31,581	NR	MRI Software LLC, (Cost — $30,909, acquired 3/20/23), 10.842% (3-Month CME Term SOFR + 5.500%) due 2/10/26(c)(f)	30,930
149,409	NR	Peraton Corp., (Cost — $148,931, acquired 2/23/21), 9.181% (1-Month CME Term SOFR + 3.750%) due 2/1/28(c)(f)	148,230
175,301	NR	R.R. Donnelley & Sons Co., (Cost — $170,480, acquired 3/23/23), 12.681% (1-Month CME Term SOFR + 7.250%) due 3/17/28(c)(f)	175,776
244,375	NR	RealTruck Group Inc., (Cost — $244,375, acquired 1/20/21), 9.196% (1-Month CME Term SOFR + 3.750%) due 1/31/28(c)(f)	237,452
109,461	NR	Redstone HoldCo 2 LP, (Cost — $108,735, acquired 4/16/21), 10.179% (1-Month CME Term SOFR + 4.750%) due 4/27/28(c)(f)	85,544
242,430	NR	Sedgwick Claims Management Services Inc., (Cost — $225,051, acquired 2/24/23), 9.081% (1-Month CME Term SOFR + 3.750%) due 2/24/28(c)(f)	243,166
69,783	NR	Spencer Spirit IH LLC, (Cost — $69,226, acquired 6/14/19), 11.429% (1-Month CME Term SOFR + 6.000%) due 6/19/26(c)(f)	69,434
256,190	NR	U.S. Renal Care Inc., (Cost — $193,535, acquired 7/24/23), 10.346% (3-Month CME Term SOFR + 5.000%) due 6/20/28(c)(f)	192,142
310,388	NR	Verscend Holding Corp., (Cost — $304,959, acquired 4/8/20), 9.446% (1-Month CME Term SOFR + 4.000%) due 8/27/25(c)(f)	310,720

		TOTAL SENIOR LOANS (Cost — $3,755,985)	3,675,157

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Shares/Units		Security	Value

COMMON STOCKS — 0.3%

ENERGY — 0.3%

Oil & Gas — 0.3%
18,672		Berry Corp.	$160,019
1,156		Chord Energy Corp.	186,694

		TOTAL COMMON STOCKS (Cost — $148,347)	346,713

CONVERTIBLE PREFERRED STOCKS — 0.2%

ENERGY — 0.2%

Pipelines — 0.2%
7,695		Equitrans Midstream Corp., 9.750% (3-Month USD-LIBOR + 8.150%)(c)(d)	168,328
3,253		MPLX LP, (Cost — $105,723, acquired 12/16/20), step bond to yield, 9.538%(d)(e)(f)	106,790

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $276,936)	275,118

Face Amount/Units†	Rating††

SOVEREIGN BONDS — 0.0%@

Argentina — 0.0%@
		Argentine Republic Government International Bonds:
$9,647	CCC-	1.000% due 7/9/29	3,131
51,375	CCC-	step bond to yield, 0.750% due 7/9/30	17,302
54,124	CCC-	step bond to yield, 3.625% due 7/9/35	16,121
20,000	CCC-	Provincia de Buenos Aires/Government Bonds, step bond to yield, 6.375% due 9/1/37(a)	7,570

		TOTAL SOVEREIGN BONDS (Cost — $76,999)	44,124

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $131,047,609)	121,962,023

SHORT-TERM INVESTMENTS — 3.6%

TIME DEPOSITS — 3.6%
4,354,642		Citibank — New York, 4.680% due 9/1/23	4,354,642
297,226		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	297,226
102		Sumitomo Mitsui Banking Corp. — Tokyo, 4.680% due 9/1/23	102

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,651,970)	4,651,970

		TOTAL INVESTMENTS — 99.0% (Cost — $135,699,579)	126,613,993

		Other Assets in Excess of Liabilities — 1.0%	1,256,623

		TOTAL NET ASSETS — 100.0%	$127,870,616

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $98,986,336 and represents 77.4% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund
(f)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $3,791,447 and represents 3.0% of net assets.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security is currently in default.
(j)	Illiquid security.

At August 31, 2023, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
High Yield Fund	$136,513,819	$1,873,689	$(11,773,515)	$(9,899,826)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PLC	— Public Limited Company
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	89.6%
Collateralized Mortgage Obligations	3.3
Senior Loans	2.9
Common Stocks	0.3
Convertible Preferred Stocks	0.2
Sovereign Bonds	0.0 *
Short-Term Investments	3.7

Total Investments	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

MORTGAGE-BACKED SECURITIES — 21.1%

FHLMC — 2.1%
		Federal Home Loan Mortgage Corp. (FHLMC):
$30,496		3.500% due 10/1/39	$28,044
390,001		2.500% due 12/1/51	324,075
94,939		2.000% due 3/1/52	76,016
3,274,637		4.500% due 8/1/52 — 11/1/52	3,109,611
392,590		5.000% due 5/1/53	380,904

		Total FHLMC	3,918,650

FNMA—19.0%
		Federal National Mortgage Association (FNMA):
339,478		3.500% due 10/1/34 — 6/1/50	309,804
13,569		4.906% (1-Year CMT Index + 2.360%) due 11/1/34(a)	13,838
1,613		6.500% due 8/1/37	1,609
431,684		3.000% due 10/1/49 — 5/1/51	375,042
91,718		4.000% due 6/1/50	85,618
460,772		2.000% due 3/1/52	368,750
1,620,796		4.500% due 5/1/52 — 4/1/53	1,538,402
8,448,941		6.000% due 4/1/53 — 7/1/53	8,474,271
5,200,000		5.000% due 9/1/53(b)	5,043,187
1,200,000		6.500% due 9/1/53(b)	1,218,562
5,850,000		4.000% due 10/1/53(b)	5,408,508
4,300,000		4.500% due 10/1/53(b)	4,081,641
7,800,000		5.500% due 10/1/53(b)	7,702,652

		Total FNMA	34,621,884

GNMA—0.0%@
1,476		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	1,474

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $38,909,694)	38,542,008

SOVEREIGN BONDS — 22.0%

Argentina — 0.0%@
360,000	ARS	Argentine Bonos del Tesoro, 15.500% due 10/17/26(c)	239
460,000	ARS	Provincia de Buenos Aires, 105.201% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 3.750%) due 4/12/25(a)(c)(d)	1,410

		Total Argentina	1,649

Australia — 0.3%
		Australia Government Bonds:
100,000	AUD	2.500% due 5/21/30	59,536
200,000	AUD	1.000% due 11/21/31	102,794
100,000	AUD	1.250% due 5/21/32	51,814
500,000	AUD	4.500% due 4/21/33	336,565
50,000	AUD	1.750% due 6/21/51	18,644

		Total Australia	569,353

Brazil — 0.3%
3,000,000	BRL	Brazil Letras do Tesouro Nacional, zero coupon due 1/1/24	583,470

China — 0.3%
4,090,000	CNY	China Government Bonds, 3.190% due 4/15/53	597,739

France — 2.7%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	958,638
3,300,000	EUR	2.000% due 5/25/48(d)	2,759,153

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

France — 2.7% — (continued)
1,650,000	EUR	0.750% due 5/25/52	$937,498
500,000	EUR	0.500% due 5/25/72(d)	197,517

		Total France	4,852,806

Hungary — 0.1%
$200,000		Hungary Government International Bonds, 6.250% due 9/22/32(d)	202,142

Israel — 0.2%
2,000,000	ILS	Israel Government Bonds—Fixed, 1.000% due 3/31/30	443,664

Italy— 0.3%
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	506,348

Japan — 9.5%
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	1,522,215
280,000,000	JPY	1.400% due 9/20/45	1,915,896
152,000,000	JPY	0.500% due 9/20/46	850,827
98,000,000	JPY	0.700% due 12/20/48	557,795
360,000,000	JPY	0.500% due 3/20/49	1,940,161
125,000,000	JPY	0.700% due 6/20/51	689,218
210,000,000	JPY	0.700% due 12/20/51	1,153,369
		Japan Government Twenty Year Bonds:
181,000,000	JPY	1.200% due 9/20/35	1,296,463
200,000,000	JPY	1.000% due 12/20/35	1,398,561
20,000,000	JPY	0.400% due 3/20/36	129,828
		Japan Government Two Year Bonds:
160,000,000	JPY	0.005% due 3/1/24	1,100,621
180,000,000	JPY	0.005% due 4/1/24	1,238,278
80,000,000	JPY	0.005% due 5/1/24	550,370
270,000,000	JPY	0.005% due 10/1/24	1,857,574
156,666,720	JPY	Japanese Government CPI Linked Bonds, 0.100% due 3/10/28	1,131,317

		Total Japan	17,332,493

Malaysia — 0.6%
		Malaysia Government Bonds:
4,144,000	MYR	3.885% due 8/15/29	898,885
506,000	MYR	2.632% due 4/15/31	100,313
704,000	MYR	Malaysia Government Investment Issues, 3.465% due 10/15/30	148,050

		Total Malaysia	1,147,248

Peru—0.1%
400,000	PEN	Peruvian Government International Bonds, 5.940% due 2/12/29(d)	107,422

Poland — 0.3%
		Poland Government International Bonds:
200,000	EUR	3.875% due 2/14/33	215,598
100,000		4.875% due 10/4/33	97,233
100,000	EUR	4.250% due 2/14/43	106,409
100,000		5.500% due 4/4/53	97,427

		Total Poland	516,667

Romania — 0.6%
		Romanian Government International Bonds:
600,000	EUR	6.625% due 9/27/29	680,230
200,000	EUR	1.750% due 7/13/30(d)	168,285
100,000	EUR	2.000% due 4/14/33(d)	77,535
50,000	EUR	2.750% due 4/14/41(d)	33,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Romania — 0.6% — (continued)
200,000	EUR	2.875% due 4/13/42(d)	$134,735

		Total Romania	1,094,434

Saudi Arabia — 0.6%
		Saudi Government International Bonds:
$400,000		4.750% due 1/18/28(d)	395,842
700,000		4.875% due 7/18/33(d)	690,080

		Total Saudi Arabia	1,085,922

Serbia — 0.1%
		Serbia International Bonds:
100,000	EUR	1.000% due 9/23/28(d)	85,712
100,000	EUR	1.650% due 3/3/33(d)	73,599

		Total Serbia	159,311

Spain — 3.8%
100,000	EUR	Autonomous Community of Catalonia, 4.220% due 4/26/35	106,811
		Spain Government Bonds:
400,000	EUR	1.450% due 10/31/27(d)	405,634
1,500,000	EUR	1.400% due 7/30/28(d)	1,500,089
450,000	EUR	1.450% due 4/30/29(d)	445,395
400,000	EUR	0.700% due 4/30/32(d)	349,071
2,100,000	EUR	2.550% due 10/31/32(d)	2,131,305
400,000	EUR	1.850% due 7/30/35(d)	362,507
500,000	EUR	1.900% due 10/31/52(d)	347,646
850,000	EUR	3.450% due 7/30/66(d)	808,615
800,000	EUR	1.450% due 10/31/71(d)	402,990

		Total Spain	6,860,063

United Kingdom — 2.2%
		United Kingdom Gilts:
1,350,000	GBP	3.250% due 1/22/44	1,398,234
700,000	GBP	3.500% due 1/22/45	748,827
500,000	GBP	1.750% due 1/22/49	365,135
1,400,000	GBP	0.625% due 10/22/50	695,935
1,300,000	GBP	1.250% due 7/31/51	791,336

		Total United Kingdom	3,999,467

		TOTAL SOVEREIGN BONDS (Cost — $53,954,025)	40,060,198

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3%
300,831		ACAS CLO Ltd., Series 2015-1A, Class AR3, 6.462% (3-Month Term SOFR + 1.152%) due 10/18/28(a)(d)	299,520
348,880		ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 6.329% (1-Month Term SOFR + 1.014%) due 8/25/35(a)	334,845
232,788	GBP	ALBA PLC, Series 2007-1, Class A3, 5.303% (Sterling Overnight Index Average + 0.289%) due 3/17/39(a)	285,654
360,580		AMMC CLO 21 Ltd., Series 2017-21A, Class A, 6.877% (3-Month Term SOFR + 1.512%) due 11/2/30(a)(d)	360,120
363,784		Apidos CLO XXVI, Series 2017-26A, Class A1AR, 6.472% (3-Month Term SOFR + 1.162%) due 7/18/29(a)(d)	362,379
400,000		Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, 6.639% (30-Day Average SOFR + 1.450%) due 1/15/37(a)(d)	397,502
380,735		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 5.909% (1-Month Term SOFR + 0.594%) due 5/25/35(a)	345,738

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3% — (continued)
179,672	GBP	Avon Finance No 2 PLC, Series 2A, Class A, 5.925% (Sterling Overnight Index Average + 0.900%) due 9/20/48(a)(d)	$227,698
$5,974		Banc of America Funding Trust, Series 2006-A, Class 1A1, 4.447% due 2/20/36(a)	5,597
149,201		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 5.879% (1-Month Term SOFR + 0.564%) due 3/25/37(a)(d)	149,839
400,000		BDS Ltd., Series 2021-FL10, Class A, 6.776% (1-Month Term SOFR + 1.464%) due 12/16/36(a)(d)	398,435
		Bear Stearns Adjustable Rate Mortgage Trust:
1,816		Series 2003-5, Class 1A2, 4.340% due 8/25/33(a)	1,726
2,152		Series 2003-7, Class 6A, 4.457% due 10/25/33(a)	2,038
7,792		Series 2004-2, Class 22A, 4.996% due 5/25/34(a)	7,238
2,736		Series 2004-2, Class 23A, 4.094% due 5/25/34(a)	2,338
32,375		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 4.457% due 1/26/36(a)	23,435
400,000		BIG Commercial Mortgage Trust, Series 2022-BIG, Class A, 6.652% (1-Month Term SOFR + 1.342%) due 2/15/39(a)(d)	393,592
180,718	EUR	BlueMountain Fuji Euro CLO II DAC, Series 2017-2A, Class AR, 4.313% (3-Month EURIBOR + 0.650%) due 7/15/30(a)(d)	193,946
300,000	EUR	BNPP AM Euro CLO DAC, Series 2019-1A, Class AR, 4.518% (3-Month EURIBOR + 0.820%) due 7/22/32(a)(d)	319,989
211,996	EUR	Cairn CLO VII DAC, Series 2016-7A, Class A1R, 4.384% (3-Month EURIBOR + 0.670%) due 1/31/30(a)(d)	226,572
249,921	EUR	Cairn CLO VIII BV, Series 2018-10A, Class AR, 4.443% (3-Month EURIBOR + 0.780%) due 10/15/31(a)(d)	266,302
398,185		CARLYLE US CLO Ltd., Series 2017-1A, Class A1R, 6.588% (3-Month Term SOFR + 1.262%) due 4/20/31(a)(d)	395,928
374,270		CIFC Funding Ltd., Series 2017-4A, Class A1R, 6.557% (3-Month Term SOFR + 1.212%) due 10/24/30(a)(d)	372,723
		Countrywide Alternative Loan Trust:
3,539		Series 2005-21CB, Class A3, 5.250% due 6/25/35	2,705
17,197		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	9,163
33,102		Series 2007-11T1, Class A12, 5.779% (1-Month Term SOFR + 0.464%) due 5/25/37(a)	9,872
25,558		Series 2007-7T2, Class A9, 6.000% due 4/25/37	11,798
		Countrywide Asset-Backed Certificates:
280,794		Series 2007-9, Class 2A4, 5.679% (1-Month Term SOFR + 0.364%) due 2/25/36(a)	262,693
43,003		Series 2007-12, Class 1A1, 6.169% (1-Month Term SOFR + 0.854%) due 8/25/47(a)	40,795
312,538		Series 2007-13, Class 1A, 6.269% (1-Month Term SOFR + 0.954%) due 10/25/47(a)	296,131
23,648		Series 2007-SEA2, Class 1A1, 6.429% (1-Month Term SOFR + 2.114%) due 8/25/47(a)(d)	23,550
		Countrywide Home Loan Mortgage Pass-Through Trust:
41,376		Series 2005-2, Class 1A1, 6.069% (1-Month Term SOFR + 0.754%) due 3/25/35(a)	34,508
2,873		Series 2005-3, Class 2A1, 6.009% (1-Month Term SOFR + 0.694%) due 4/25/35(a)	2,632
43,435		Series 2005-9, Class 1A3, 5.889% (1-Month Term SOFR + 0.574%) due 5/25/35(a)	34,423
12,328		Series 2005-11, Class 3A1, 3.562% due 4/25/35(a)	9,417
7,097		Series 2005-HYB9, Class 3A2A, 5.910% (1-Year Term SOFR + 2.465%) due 2/20/36(a)	6,031
500,164		Series 2007-4, Class 1A47, 6.000% due 5/25/37	233,475
92,017		Series 2007-19, Class 2A1, 6.500% due 11/25/47	46,952
		Credit Suisse Commercial Mortgage Capital Trust:
34,342		Series 2007-5R, Class A5, 6.500% due 7/26/36	8,900
81,311		Series 2021-INV1, Class A3, 2.500% due 7/25/56(a)(d)	64,689
129,737		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 6.184% due 12/25/36	25,665
299,898	EUR	CVC Cordatus Loan Fund XI DAC, Series 11A, Class AR, 4.313% (3-Month EURIBOR + 0.650%) due 10/15/31(a)(d)	319,854
404,740		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 6.179% (1-Month Term SOFR + 0.864%) due 10/25/47(a)	314,310
298,921	EUR	Dryden 27 Euro CLO DAC, Series 2017-27A, Class AR, 4.323% (3-Month EURIBOR + 0.660%) due 4/15/33(a)(d)	318,441

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3% — (continued)
$396,098		Dryden 55 CLO Ltd., Series 2018-55A, Class A1, 6.590% (3-Month Term SOFR + 1.282%) due 4/15/31(a)(d)	$395,510
216,458		Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 6.550% (3-Month Term SOFR + 1.242%) due 4/15/28(a)(d)	215,874
341,995		Elevation CLO Ltd., Series 2017-8A, Class A1R2, 6.563% (3-Month Term SOFR + 1.212%) due 10/25/30(a)(d)	339,059
345,548		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 6.479% (1-Month Term SOFR + 1.164%) due 5/25/37(a)(d)	322,314
77,253	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 5.137% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(a)	95,719
244,545	GBP	Eurosail-UK PLC, Series 2007-4X, Class A3, 6.036% (Sterling Overnight Index Average + 1.069%) due 6/13/45(a)	307,657
381,723		Extended Stay America Trust, Series 2021-ESH, Class A, 6.504% (1-Month Term SOFR + 1.194%) due 7/15/38(a)(d)	378,400
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,598		Series 2391, Class FJ, 5.803% (30-Day Average SOFR + 0.614%) due 4/15/28(a)	8,570
21,491		Series 2614, Class SJ, 5.079% (19.348% — 2.750% x 30-Day Average SOFR) due 5/15/33(e)	20,612
75,474		Series 4579, Class FD, 4.694% (30-Day Average SOFR + 0.464%) due 1/15/38(a)	73,317
75,474		Series 4579, Class SD, zero coupon due 1/15/38(a)(f)	3,337
		Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Certificates:
11,916		Series T-35, Class A, 5.682% (30-Day Average SOFR + 0.394%) due 9/25/31(a)	11,885
17,546		Series T-62, Class 1A1, 5.630% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(a)	15,925
3,901		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	3,862
		Federal National Mortgage Association (FNMA), REMICS:
3,922		Series 2003-34, Class A1, 6.000% due 4/25/43	3,925
4,663		Series 2006-48, Class TF, 5.802% (30-Day Average SOFR + 0.514%) due 6/25/36(a)	4,588
48,706		Series 2009-104, Class FA, 6.202% (30-Day Average SOFR + 0.914%) due 12/25/39(a)	48,675
24,197		Federal National Mortgage Association (FNMA), REMIC Trust, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	23,996
134		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 6.149% (1-Month Term SOFR + 0.834%) due 10/25/35(a)	135
400,000		FORT CRE Issuer LLC, Series 2022-FL3, Class A, 7.121% (30-Day Average SOFR + 1.850%) due 2/23/39(a)(d)	397,315
377,647		Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 6.540% (3-Month Term SOFR + 1.232%) due 10/15/30(a)(d)	376,302
500,000		Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 6.660% (3-Month Term SOFR + 1.352%) due 7/15/31(a)(d)	497,808
10,919		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.620% due 11/19/35(a)	9,556
		Government National Mortgage Association (GNMA):
233,380		Series 2016-H15, Class FA, 6.018% (1-Month Term SOFR + 0.914%) due 7/20/66(a)	233,237
4,535		Series 2017-121, Class PE, 3.000% due 7/20/46	4,274
813,493		GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A4, 2.500% due 9/25/52(a)(d)	646,180
		GS Mortgage-Backed Securities Trust:
85,412		Series 2021-GR3, Class A2, 2.500% due 4/25/52(a)(d)	67,889
84,735		Series 2021-INV1, Class A2, 2.500% due 12/25/51(a)(d)	67,413
		GSR Mortgage Loan Trust:
2,031		Series 2003-1, Class A2, 6.780% (1-Year CMT Index + 1.750%) due 3/25/33(a)	1,996
39,457		Series 2005-AR7, Class 2A1, 4.481% due 11/25/35(a)	39,044
400,000		HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A, 7.081% (3-Month Term SOFR + 1.712%) due 11/30/32(a)(d)	398,711
		Harborview Mortgage Loan Trust:
9,889		Series 2005-2, Class 2A1A, 5.868% (1-Month Term SOFR + 0.554%) due 5/19/35(a)	9,003
16,251		Series 2005-3, Class 2A1A, 5.908% (1-Month Term SOFR + 0.594%) due 6/19/35(a)	15,454
46,347		Series 2006-SB1, Class A1A, 5.280% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(a)	39,204
62,604		Series 2007-1, Class 2A1A, 5.688% (1-Month Term SOFR + 0.374%) due 3/19/37(a)	55,702

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3% — (continued)
265,862	EUR	Harvest CLO XI DAC, Series 2011-A, Class ARR, 4.250% (3-Month EURIBOR + 0.650%) due 6/26/30(a)(d)	$284,118
		JP Morgan Mortgage Trust:
$2,043		Series 2003-A2, Class 3A1, 3.940% due 11/25/33(a)	1,907
454		Series 2005-A1, Class 6T1, 4.248% due 2/25/35(a)	418
340,439		Series 2021-10, Class A3, 2.500% due 12/25/51(a)(d)	270,844
1,007,377		Series 2021-INV4, Class A2, 3.000% due 1/25/52(a)(d)	837,895
854,851		Series 2021-INV8, Class A2, 3.000% due 5/25/52(a)(d)	707,222
623,907		Series 2022-INV1, Class A3, 3.000% due 3/25/52(a)(d)	517,386
842,239		Series 2022-LTV2, Class A3, 3.500% due 9/25/52(a)(d)	718,237
189,888		LCM XIII LP, Series 13A, Class AR3, 6.452% (3-Month Term SOFR + 1.132%) due 7/19/27(a)(d)	189,277
327,313	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 5.585% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(a)	396,477
270,384		Madison Park Funding XLI Ltd., Series 12A, Class AR, 6.437% (3-Month Term SOFR + 1.092%) due 4/22/27(a)(d)	269,798
300,000		Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.130% due 9/10/39(d)	259,597
197,258		Marble Point CLO X Ltd., Series 2017-1A, Class AR, 6.610% (3-Month Term SOFR + 1.302%) due 10/15/30(a)(d)	196,568
2,275		Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 4.931% due 2/25/33(a)	2,118
60,817		MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 6.278% (1-Month Term SOFR + 0.964%) due 7/15/36(a)(d)	60,248
153,605		MFA Trust, Series 2020-NQM2, Class A1, 1.381% due 4/25/65(a)(d)	139,834
		New Residential Mortgage Loan Trust:
179,663		Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(d)	167,472
187,230		Series 2020-RPL1, Class A1, 2.750% due 11/25/59(a)(d)	173,352
423,101	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 5.038% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(a)	510,731
400,000		NovaStar Mortgage Funding Trust, Series 2006-1, Class A2D, 5.969% (1-Month Term SOFR + 0.654%) due 5/25/36(a)	371,446
400,000		NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 6.520% (1-Month Term SOFR + 1.209%) due 11/15/38(a)(d)	365,251
300,000		One New York Plaza Trust, Series 2020-1NYP, Class A, 6.375% (1-Month Term SOFR + 1.064%) due 1/15/36(a)(d)	288,056
57,452		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 5.569% (1-Month Term SOFR + 0.254%) due 3/25/37(a)	50,737
500,000		OZLM IX Ltd., Series 2014-9A, Class A1A3, 6.688% (3-Month Term SOFR + 1.362%) due 10/20/31(a)(d)	495,646
295,129		PRET LLC, Series 2021-RN3, Class A1, step bond to yield, 1.843% due 9/25/51(d)	270,733
		RALI Trust:
77,489		Series 2006-QS6, Class 1A1, 6.000% due 6/25/36	61,386
41,003		Series 2007-QO2, Class A1, 5.579% (1-Month Term SOFR + 0.264%) due 2/25/47(a)	15,122
		Residential Asset Securitization Trust:
13,401		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	5,352
37,155		Series 2006-R1, Class A2, 5.829% (1-Month Term SOFR + 0.514%) due 1/25/46(a)	11,057
118,778	GBP	Residential Mortgage Securities 32 PLC, Series 32A, Class A, 6.275% (Sterling Overnight Index Average + 1.250%) due 6/20/70(a)(d)	151,172
158,040	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 5.263% (Sterling Overnight Index Average + 0.279%) due 12/15/43(a)	193,495
869,371	GBP	Ripon Mortgages PLC, Series 1RA, Class A, 5.918% (Sterling Overnight Index Average + 0.700%) due 8/28/56(a)(d)	1,098,049
		RMAC Securities No 1 PLC:
302,987	GBP	Series 2006-NS3X, Class A2A, 5.228% (Sterling Overnight Index Average + 0.269%) due 6/12/44(a)	371,003
158,577	GBP	Series 2006-NS1X, Class A2A, 5.228% (Sterling Overnight Index Average + 0.269%) due 6/12/44(a)	195,001

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3% — (continued)
320,669	EUR	Shamrock Residential DAC, Series 2022-1, Class A, 4.487% (1-Month EURIBOR + 0.850%) due 1/24/61(a)	$346,178
$853,347		Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, 6.723% (3-Month Term SOFR + 1.372%) due 4/25/31(a)(d)	851,244
298		Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 6.597% (3-Month Term SOFR + 1.252%) due 1/23/29(a)(d)	298
347,463		Sound Point CLO XVII, Series 2017-3A, Class A1R, 6.568% (3-Month Term SOFR + 1.242%) due 10/20/30(a)(d)	346,196
1,000,972		Soundview Home Loan Trust, Series 2006-3, Class A4, 5.929% (1-Month Term SOFR + 0.614%) due 11/25/36(a)	919,530
307,696	GBP	Stratton Mortgage Funding, Series 2021-2A, Class A, 6.059% (Sterling Overnight Index Average + 0.900%) due 7/20/60(a)(d)	390,020
		Structured Adjustable Rate Mortgage Loan Trust:
2,062		Series 2004-1, Class 4A1, 6.389% due 2/25/34(a)	1,919
3,263		Series 2004-4, Class 3A2, 5.924% due 4/25/34(a)	3,224
22,491		Series 2004-19, Class 2A1, 5.830% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(a)	18,938
		Structured Asset Mortgage Investments II Trust:
22,480		Series 2005-AR2, Class 2A1, 5.889% (1-Month Term SOFR + 0.574%) due 5/25/45(a)	20,230
23,325		Series 2005-AR8, Class A1A, 5.989% (1-Month Term SOFR + 0.674%) due 2/25/36(a)	19,419
17,226		Series 2006-AR5, Class 1A1, 5.849% (1-Month Term SOFR + 0.534%) due 5/25/36(a)	11,277
98,683		Series 2007-AR4, Class A3, 5.649% (1-Month Term SOFR + 0.334%) due 9/25/47(a)	81,465
56,519		Series 2007-AR6, Class A1, 5.930% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(a)	50,307
45,429		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 5.709% (1-Month Term SOFR + 0.394%) due 1/25/36(a)(d)	37,128
400,000		THL Credit Wind River CLO Ltd., Series 2019-3A, Class AR, 6.650% (3-Month Term SOFR + 1.342%) due 4/15/31(a)(d)	396,176
332,358	GBP	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 6.509% (Sterling Overnight Index Average + 1.350%) due 7/20/45(a)(d)	421,261
203,940	GBP	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 6.568% (Sterling Overnight Index Average + 1.350%) due 5/20/45(a)	258,365
		Towd Point Mortgage Trust:
579,756		Series 2019-4, Class A1, 2.900% due 10/25/59(a)(d)	535,289
149,392		Series 2020-1, Class A1, 2.710% due 1/25/60(a)(d)	138,480
120,074	GBP	Trinity Square PLC, Series 2021-1A, Class A, 6.000% (Sterling Overnight Index Average + 0.850%) due 7/15/59(a)(d)	152,107
62,090		US Capital Funding II Ltd./US Capital Funding II Corp., 6.384% (3-Month USD-LIBOR + 0.750%) due 8/1/34(a)(d)	61,313
		UWM Mortgage Trust:
439,519		Series 2021-INV3, Class A3, 2.500% due 11/25/51(a)(d)	349,669
266,503		Series 2021-INV4, Class A3, 2.500% due 12/25/51(a)(d)	212,023
89,985		Series 2021-INV5, Class A12, 3.000% due 1/25/52(a)(d)	74,285
400,000		Venture 38 CLO Ltd., Series 2019-38A, Class A1R, 6.791% (3-Month Term SOFR + 1.422%) due 7/30/32(a)(d)	395,709
38,719		Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 6.450% (3-Month Term SOFR + 1.142%) due 4/15/27(a)(d)	38,654
96,854		Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 6.460% (3-Month USD-LIBOR + 0.950%) due 6/20/29(a)(d)	96,754
213,772		Vibrant CLO VII Ltd., Series 2017-7A, Class A1R, 6.628% (3-Month Term SOFR + 1.302%) due 9/15/30(a)(d)	212,602
296,620		Voya CLO Ltd., Series 2017-1A, Class A1R, 6.520% (3-Month Term SOFR + 1.212%) due 4/17/30(a)(d)	295,447
		WaMu Mortgage Pass-Through Certificates Trust:
4,112		Series 2002-AR9, Class 1A, 5.830% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(a)	3,874
1,177		Series 2003-AR5, Class A7, 4.827% due 6/25/33(a)	1,168
44,617		Series 2003-AR9, Class 2A, 5.914% due 9/25/33(a)	40,497

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.3% — (continued)
$108,249		Series 2004-AR1, Class A, 4.279% due 3/25/34(a)	$106,177
13,883		Series 2005-AR13, Class A1A1, 6.009% (1-Month Term SOFR + 0.694%) due 10/25/45(a)	13,045
21,481		Series 2006-AR10, Class 2A1, 4.043% due 9/25/36(a)	18,591
34,829		Series 2006-AR13, Class 2A, 5.930% (1-Year Treasury Average Rate + 1.500%) due 10/25/46(a)	31,419
15,403		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR5, Class 3A, 5.370% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(a)	9,470
41,904		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 4.464% due 12/25/32(a)	41,234
398,361		Wind River CLO Ltd., Series 2014-1A, Class ARR, 6.622% (3-Month Term SOFR + 1.312%) due 7/18/31(a)(d)	395,955

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $32,201,168)	29,625,548

CORPORATE BONDS & NOTES —10.8%

Belgium — 0.1%
200,000		KBC Group NV, Senior Unsecured Notes, 5.796% (1-Year CMT Index + 2.100%) due 1/19/29(a)(d)	198,173

Canada — 0.1%
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28	99,846

Cayman Islands — 0.1%
200,000		Sands China Ltd., Senior Unsecured Notes, 5.650% due 8/8/28	188,864

Denmark — 6.6%
		Jyske Realkredit AS, Covered Notes:
12,900,000	DKK	1.000% due 10/1/23	1,875,988
11,700,000	DKK	1.000% due 1/1/24	1,686,328
2,400,000	DKK	1.000% due 4/1/24	344,151
5,945,847	DKK	1.000% due 10/1/50	611,751
477,740	DKK	1.500% due 10/1/53	52,547
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
5,900,000	DKK	1.000% due 4/1/24	846,023
9,761,554	DKK	1.000% due 10/1/50	963,751
190,928	DKK	1.500% due 10/1/53	20,982
		Nykredit Realkredit AS, Covered Notes:
24,700,000	DKK	3.853% (3-Month Copenhagen Interbank Offered Rate + 0.190%) due 10/1/23(a)	3,594,595
10,528,161	DKK	1.000% due 10/1/50	1,059,299
3,171,139	DKK	1.500% due 10/1/53	327,590
		Realkredit Danmark AS, Covered Notes:
2,200,000	DKK	1.000% due 4/1/24	315,472
1,224,622	DKK	1.000% due 10/1/50	128,728
794,652	DKK	1.500% due 10/1/53	82,091

		Total Denmark	11,909,296

France — 0.4%
200,000		BNP Paribas SA, Senior Unsecured Notes, 3.800% due 1/10/24(d)	198,300
		Societe Generale SA, Senior Unsecured Notes:
300,000		2.889% (1-Year CMT Index + 1.300%) due 6/9/32(a)(d)	236,458
400,000		3.337% (1-Year CMT Index + 1.600%) due 1/21/33(a)(d)	323,123

		Total France	757,881

Germany — 1.0%
		Deutsche Bank AG, Senior Unsecured Notes:
100,000	GBP	2.625% due 12/16/24	120,003
100,000	EUR	1.000% (1.600%—3-Month EURIBOR) due 11/19/25(e)	103,642
350,000		3.961% (SOFR + 2.581%) due 11/26/25(a)	338,006

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Germany — 1.0% — (continued)
300,000	EUR	2.625% due 2/12/26	$312,339
200,000	EUR	1.625% due 1/20/27	195,152
$400,000		2.552% (SOFR + 1.318%) due 1/7/28(a)	353,738
200,000	EUR	1.750% (2.050% — 3-Month EURIBOR) due 11/19/30(e)	174,726
200,000		Deutsche Bank AG, (Cost — $200,406, acquired 1/21/21), Subordinated Notes, 3.729% (SOFR + 2.757%) due 1/14/32(a)(g)	154,955

		Total Germany	1,752,561

Italy — 0.1%
		Banca Monte dei Paschi di Siena SpA:
100,000	EUR	Senior Unsecured Notes, 2.625% due 4/28/25	102,606
100,000	EUR	Covered Notes, 0.875% due 10/8/26	98,176

		Total Italy	200,782

Japan — 0.1%
200,000		Nomura Holdings Inc., Senior Unsecured Notes, 2.329% due 1/22/27	177,279

Luxembourg — 0.0%@
100,000	EUR	CPI Property Group SA, Senior Unsecured Notes, 1.500% due 1/27/31	61,696

Qatar — 0.1%
200,000		QatarEnergy, Senior Unsecured Notes, 2.250% due 7/12/31(d)	164,885

Switzerland — 1.0%
		Credit Suisse Group AG, Junior Subordinated Notes:
200,000		6.250% (5-Year USD Swap Rate + 3.455%)*(a)(c)(d)(h)(j)	9,500
200,000		7.500% (5-Year USD Swap Rate + 4.598%)*(a)(c)(d)(h)(j)	9,500
		UBS Group AG, Senior Unsecured Notes:
250,000		4.282% due 1/9/28(d)	233,946
250,000		3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(d)	229,940
350,000	EUR	7.750% (1-Year EURIBOR Ice Swap Rate + 4.950%) due 3/1/29(a)	428,425
300,000	GBP	2.125% (1-Year United Kingdom Government Bond Generic Bid Yield + 1.550%) due 11/15/29(a)	313,606
600,000		6.537% (SOFR + 3.920%) due 8/12/33(a)(d)	623,595

		Total Switzerland	1,848,512

United Kingdom — 0.5%
200,000		HSBC Holdings PLC, Senior Unsecured Notes, 4.041% (3-Month Term SOFR + 1.808%) due 3/13/28(a)	187,918
100,000	GBP	John Lewis PLC, Senior Unsecured Notes, 6.125% due 1/21/25	123,637
300,000		Nationwide Building Society, Senior Unsecured Notes, 2.972% (SOFR + 1.290%) due 2/16/28(a)(d)	271,306
400,000		Santander UK Group Holdings PLC, Senior Unsecured Notes, 4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(a)	398,838

		Total United Kingdom	981,699

United States — 0.7%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
100,000	GBP	2.748% due 6/14/24	122,251
100,000	EUR	4.503% (3-Month EURIBOR + 0.700%) due 12/1/24(a)	107,855
200,000		5.125% due 6/16/25	194,882
150,000		GA Global Funding Trust, Secured Notes, 2.250% due 1/6/27(d)	132,800
100,000		Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 3.615% (SOFR + 1.846%) due 3/15/28(a)	93,537
100,000		Hyatt Hotels Corp., Senior Unsecured Notes, 1.300% due 10/1/23	99,588
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 5/25/49*(c)(i)	2,925
		Pacific Gas & Electric Co., 1st Mortgage Notes:
100,000		3.450% due 7/1/25	95,008
200,000		4.400% due 3/1/32	172,397
100,000		Principal Life Global Funding II, Secured Notes, 1.375% due 1/10/25(d)	94,351

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†	Security	Value

United States — 0.7% — (continued)
$200,000	Wells Fargo & Co., Senior Unsecured Notes, 3.908% (SOFR + 1.320%) due 4/25/26(a)	$193,421

	Total United States	1,309,015

	TOTAL CORPORATE BONDS & NOTES (Cost — $22,512,948)	19,650,489

U.S. GOVERNMENT OBLIGATIONS — 4.9%
	U.S. Treasury Bonds:
200,000	1.375% due 11/15/40	127,844
1,100,000	1.875% due 2/15/41	764,371
	U.S. Treasury Inflation Indexed Notes:
1,416,987	0.250% due 1/15/25	1,361,667
1,299,342	0.125% due 4/15/25	1,239,356
1,236,930	0.500% due 1/15/28(k)	1,152,868
1,024,542	0.125% due 7/15/31	894,407
1,320,804	0.125% due 1/15/32	1,139,540
105,011	0.625% due 7/15/32	94,365
1,433,992	1.125% due 1/15/33	1,338,714
	U.S. Treasury Notes:
600,000	2.875% due 4/30/25(l)	579,527
200,000	4.000% due 2/29/28	197,515

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $9,672,555)	8,890,174

ASSET-BACKED SECURITIES — 0.4%

Automobiles — 0.2%
400,000	Toyota Auto Loan Extended Notes Trust, Series 2019-1A, Class A, 2.560% due 11/25/31(d)	390,668

Student Loans — 0.2%
30,561	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 6.563% (3-Month USD-LIBOR + 0.950%) due 4/25/38(a)	30,575
312,787	SMB Private Education Loan Trust, Series 2022-B, Class A1B, 6.639% (30-Day Average SOFR + 1.450%) due 2/16/55(a)(d)	311,578

	Total Student Loans	342,153

	TOTAL ASSET-BACKED SECURITIES (Cost — $743,305)	732,821

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $157,993,695)	137,501,238

SHORT-TERM INVESTMENTS — 34.9%

COMMERCIAL PAPERS — 1.1%
750,000	AT&T Inc., 6.032% due 3/19/24(d)(m)	726,250
300,000	Consolidated Edison Inc., 5.531% due 9/1/23(d)(m)	300,000
	Dominion Energy Inc.:
300,000	5.555% due 9/5/23(d)(m)	299,816
300,000	5.598% due 9/14/23(d)(m)	299,398
300,000	LSEGA Financing PLC, 5.580% due 9/22/23(d)(m)	299,032

	TOTAL COMMERCIAL PAPERS (Cost — $1,924,496)	1,924,496

REPURCHASE AGREEMENT — 10.4%
18,900,000	SG Americas LLC repurchase agreement dated 8/31/23, 5.310% due 9/1/23, Proceeds at maturity — $18,902,788; (Fully collateralized by U.S. Treasury Bonds, 2.250%% due 5/15/41; Market Valued — $19,349,275) (Cost — $18,900,000)	18,900,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SOVEREIGN BONDS — 20.7%

Japan — 20.7%
		Japan Treasury Discount Bills:
310,000,000	JPY	(0.171)% due 9/19/23(m)	$2,131,866
230,000,000	JPY	(0.150)% due 9/25/23(m)	1,581,617
1,220,000,000	JPY	(0.144)% due 10/2/23(m)	8,389,340
630,000,000	JPY	(0.157)% due 10/16/23(m)	4,332,317
750,000,000	JPY	(0.141)% due 10/23/23(m)	5,157,335
800,000,000	JPY	(0.118)% due 10/30/23(m)	5,500,843
120,000,000	JPY	(0.123)% due 11/13/23(m)	825,137
1,350,000,000	JPY	(0.128)% due 11/20/23(m)	9,282,896
90,000,000	JPY	(0.159)% due 11/27/23(m)	618,913

		TOTAL SOVEREIGN BONDS (Cost — $38,518,896)	37,820,264

TIME DEPOSITS — 2.7%
149,134	AUD	ANZ National Bank — London, 2.860% due 9/1/23	96,624
$811,191		ANZ National Bank — London, 4.680% due 9/1/23	811,191
		BBH — Grand Cayman:
3,470	DKK	2.250% due 9/1/23	505
19,710	SEK	2.460% due 9/1/23	1,800
1,930	NOK	2.800% due 9/1/23	182
163,047	CAD	3.830% due 9/1/23	120,668
36,378	NZD	3.850% due 9/1/23	21,688
103,934	GBP	4.170% due 9/1/23	131,653
286,490	ZAR	6.160% due 9/1/23	15,170
12,264	CHF	BNP Paribas — Paris, 0.740% due 9/1/23	13,883
372,384	EUR	Citibank — London, 2.630% due 9/1/23	403,776
452	HKD	HSBC Bank — Hong Kong, 1.200% due 9/1/23	58
25,413	SGD	HSBC Bank — Singapore, 2.810% due 9/4/23	18,806
3,113,379		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	3,113,379
20,141,215	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.530)% due 9/1/23	138,451

		TOTAL TIME DEPOSITS (Cost — $4,887,834)	4,887,834

		TOTAL SHORT-TERM INVESTMENTS (Cost — $64,231,226)	63,532,594

		TOTAL INVESTMENTS IN SECURITIES (Cost — $222,224,921)	201,033,832

		TOTAL INVESTMENTS IN PURCHASED OPTIONS — 0.1% (Cost — $83,674)	218,438

		TOTAL INVESTMENTS — 110.5% (Cost — $222,308,595)	201,252,270

		Liabilities in Excess of Other Assets — (10.5)%	(19,151,618)

		TOTAL NET ASSETS — 100.0%	$182,100,652

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
@	The amount is less than 0.05%.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(b)	This security is traded on a TBA basis (see Note 1).
(c)	Illiquid security.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $39,088,171 and represents 21.5% of net assets.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

(e)	Inverse Floating Rate Security - interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2023.
(f)	Interest only security.
(g)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $154,955 and represents 0.1% of net assets.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Security is currently in default.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(k)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	Rate shown represents yield-to-maturity.

At August 31, 2023, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
International Fixed Income Fund	$231,645,566	$9,107,695	$(40,137,542)	$(31,029,847)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Real Estate Mortgage Investment Conduits
CPI	— Consumer Price Index
DAC	— Designated Activity Company
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
OAT	— Obligations assimilables du Trésor
PAM	— Paid at Maturity
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Mortgage-Backed Securities	22.4%
Sovereign Bonds	19.1
Collateralized Mortgage Obligations	14.1
Corporate Bonds & Notes	9.4
U.S. Government Obligations	4.3
Asset-Backed Securities	0.3
Purchased Options	0.1
Short-Term Investments	30.3

Total Investments	100.0%

^	As a percentage of total investments.

At August 31, 2023, International Fixed Income Fund held the following Options Contracts Purchased:

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
3,500,000	$ 198,492	OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	7/15/24	4.750%	$9,996
16,300,000	924,407	OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	7/10/24	4.750%	46,967
600,000	34,027	OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	BOA	1/11/24	2.180%	75,838

		Total Interest Rate Swaptions				$132,801

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Option on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
200,000	194,000,000EUR	OTC French Republic Government Bonds OAT Futures, Put(a)	BNP	5/23/25	EUR 97.00	$85,637

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $83,674)				$218,438

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

At August 31, 2023, International Fixed Income Fund held the following Options Contracts Written:

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,500,000	83,969	GBP	OTC 1-Year Swaption, 3-Month GBP-LIBOR, Call	JPM	12/16/24	0.820%	$557
400,000	$ 22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	BOA	12/1/23	2.150%	1
600,000	34,027		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	DUB	4/8/24	2.790%	238
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	DUB	10/13/23	2.920%	—
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/20/23	2.150%	—
700,000	39,698		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/17/23	2.250%	1
300,000	17,014		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	12/7/23	2.250%	2
700,000	39,698		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	4/2/24	2.697%	228
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	4/8/24	2.721%	73
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/27/23	2.841%	—
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/10/23	2.910%	1
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/13/23	2.920%	—
300,000	17,014		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/25/23	2.973%	—
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/20/23	3.018%	—
100,000	5,671		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	11/3/23	3.088%	—
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.140%	—
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.190%	—
100,000	5,671		OTC 1-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/23/23	3.225%	—
5,400,000	306,245		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	1/11/24	2.310%	137,155
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	12/1/23	3.650%	5,656
3,500,000	198,492		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	BOA	7/15/24	5.250%	5,019
600,000	34,027		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	4/8/24	2.790%	10,781
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	10/13/23	2.920%	8,987
16,300,000	924,407		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	DUB	7/10/24	5.250%	23,418
700,000	39,698		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	4/2/24	2.697%	13,300
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	4/8/24	2.721%	3,717
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/27/23	2.841%	4,569
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/10/23	2.910%	8,715
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/13/23	2.920%	4,494
300,000	17,014		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/25/23	2.973%	6,521
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/20/23	3.018%	4,270
100,000	5,671		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/3/23	3.088%	2,029
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.140%	4,030
200,000	11,342		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.190%	3,934
100,000	5,671		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/23/23	3.225%	1,934
400,000	22,865		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/20/23	3.650%	5,806
700,000	39,698		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	11/17/23	3.750%	9,518
300,000	17,014		OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	12/7/23	3.750%	3,912

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
300,000	$ 17,014		OTC 5-Year Swaption, 3-Month USD-LIBOR, Call	BCLY	9/5/23	3.800%	$36
1,600,000	90,739		OTC 5-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/5/23	3.800%	191
300,000	17,014		OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	9/5/23	4.300%	10
1,600,000	90,739		OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/5/23	4.300%	51
1,400,000	79,397		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/11/23	3.450%	171
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/5/23	3.550%	6
100,000	5,671		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	GSC	10/2/23	3.580%	344
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/25/23	3.665%	866
100,000	5,671		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	GSC	9/18/23	3.730%	468
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	JPM	9/14/23	3.630%	366
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	JPM	9/25/23	3.665%	866
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	JPM	9/29/23	3.720%	1,377
1,400,000	79,397		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/11/23	3.950%	2,396
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/5/23	4.000%	39
100,000	5,671		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	GSC	10/2/23	4.030%	344
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/25/23	4.165%	260
100,000	5,671		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	GSC	9/18/23	4.230%	46
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	JPM	9/14/23	4.130%	132
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	JPM	9/25/23	4.165%	260
200,000	11,342		OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	JPM	9/29/23	4.170%	337
200,000	7,606	EUR	OTC 25-Year Swaption, 3-Month EURIBOR, Put	BNP	5/23/25	0.451%	82,709

			Total Interest Rate Swaptions				$360,141

Options on Futures
Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
3	$ 709,313	3-Month SOFR December Futures, Call	BNP	12/15/23	$98.00	$75
3	709,313	3-Month SOFR December Futures, Put	BNP	12/15/23	$96.50	14,325

		Total Options on Futures				$14,400

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $173,649)				$374,541

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2023, International Fixed Income Fund held the following Forward Sale Commitments:

Face Amounts†	Security	Value
	Federal National Mortgage Association (FNMA):
$2,100,000	2.000% due 9/1/38(a)	$1,841,848
17,250,000	2.000% due 10/1/53(a)	13,783,828
200,000	3.000% due 10/1/53(a)	172,687

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $15,529,734)	$15,798,363

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	This security is traded on a TBA basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2023, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
3-Month SOFR June Futures	30	9/25	$7,213,437	$7,220,625	$7,188
3-Month SOFR March Futures	113	6/24	26,802,000	26,781,000	(21,000)
3-Month SOFR September Futures	30	12/25	7,222,521	7,227,375	4,854
Australian Government 3-Year Bond September Futures	54	9/23	3,716,945	3,722,108	5,163
Euro-BTP December Futures	25	12/23	3,119,780	3,129,831	10,051
Euro-BTP September Futures	86	9/23	10,744,187	10,809,516	65,329
Euro-Buxl 30-Year Bond September Futures	11	9/23	1,640,719	1,595,872	(44,847)
Euro-OAT September Futures	33	9/23	4,598,451	4,576,863	(21,588)
Euro-Schatz Note September Futures	100	9/23	11,464,228	11,398,162	(66,066)
U.S. Treasury Ultra Long Bond December Futures	1	12/23	127,445	129,468	2,023

					(58,893)

Contracts to Sell:
30-Day Federal Funds October Futures	45	10/23	17,747,357	17,746,419	938
3-Month SOFR December Futures	120	3/25	28,720,062	28,749,000	(28,938)
3-Month SOFR June Futures	26	9/24	6,196,013	6,182,476	13,537
3-Month SOFR September Futures	27	12/24	6,456,375	6,445,238	11,137
Australian Government 10-Year Bond September Futures	36	9/23	2,712,329	2,709,649	2,680
Canada Government 10-Year Bond December Futures	8	12/23	693,487	706,394	(12,907)
Euro-Bobl September Futures	45	9/23	5,719,791	5,665,413	54,378
Euro-Bund December Futures	8	12/23	1,143,936	1,150,485	(6,549)
Japan Government 10-Year Bond September Futures	6	9/23	6,081,732	6,055,473	26,259
U.S. Treasury 2-Year Note December Futures	13	12/23	2,647,417	2,649,461	(2,044)
U.S. Treasury 5-Year Note December Futures	119	12/23	12,644,618	12,723,703	(79,085)
U.S. Treasury 10-Year Note December Futures	16	12/23	1,752,000	1,776,500	(24,500)
U.S. Treasury Long Bond December Futures	11	12/23	1,304,531	1,338,562	(34,031)
U.S. Ultra Long Bond December Futures	28	12/23	3,189,594	3,251,063	(61,469)
United Kingdom Treasury 10-Year Gilt December Futures	6	12/23	712,253	726,351	(14,098)

					(154,692)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(213,585)

At August 31, 2023, International Fixed Income Fund had deposited cash of $585,000 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

At August 31, 2023, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	894,000	USD	585,754	GSC	$579,222	9/5/23	$(6,532)
Australian Dollar	584,920	USD	392,019	SCB	378,970	9/5/23	(13,049)
Australian Dollar	1,000,080	USD	676,034	UBS	647,952	9/5/23	(28,082)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Australian Dollar	529,753	USD	342,554	UBS	$343,582	10/3/23	$1,028
Australian Dollar	1,016,282	USD	651,927	UBS	659,131	10/3/23	7,204
Brazilian Real	14,181	USD	2,881	GSC	2,864	9/5/23	(17)
Brazilian Real	4,087,072	USD	815,026	GSC	818,518	11/3/23	3,492
Brazilian Real	4,036,500	USD	797,530	GSC	815,388	9/5/23	17,858
British Pound	255,000	USD	323,384	BNP	323,008	9/5/23	(376)
British Pound	8,359,189	USD	10,514,484	HSBC	10,588,584	9/5/23	74,100
Canadian Dollar	1,760,905	USD	1,293,167	BOA	1,303,216	9/5/23	10,049
Chilean Peso	358,662,289	USD	438,838	BOA	419,064	9/14/23	(19,774)
Chinese Offshore Renminbi	1,563,476	USD	214,430	BNP	215,024	9/22/23	594
Chinese Offshore Renminbi	297,685	USD	41,413	JPM	40,940	9/22/23	(473)
Chinese Offshore Renminbi	237,778	USD	33,168	SCB	32,702	9/22/23	(466)
Chinese Offshore Renminbi	24,113	USD	3,351	SCB	3,316	9/22/23	(35)
Chinese Offshore Renminbi	24,156	USD	3,344	SCB	3,322	9/22/23	(22)
Danish Krone	11,401,801	USD	1,665,891	BOA	1,658,842	9/5/23	(7,049)
Euro	182,000	USD	198,138	BNP	197,343	9/5/23	(795)
Euro	373,000	USD	405,093	BNP	404,444	9/5/23	(649)
Euro	18,075,764	USD	19,516,402	HSBC	19,599,550	9/5/23	83,148
Euro	475,000	USD	522,098	JPM	515,043	9/5/23	(7,055)
Hungarian Forint	24,657,842	USD	68,808	BNP	69,862	9/22/23	1,054
Hungarian Forint	27,876,409	USD	78,289	JPM	78,982	9/22/23	693
Hungarian Forint	100,031,216	USD	280,609	SOG	283,415	9/22/23	2,806
Indian Rupee	8,557,982	USD	104,125	BOA	103,416	9/20/23	(709)
Indian Rupee	73,443,913	USD	890,000	JPM	884,368	12/20/23	(5,632)
Indian Rupee	39,762,847	USD	482,471	JPM	480,500	9/20/23	(1,971)
Indian Rupee	24,868,355	USD	301,947	SCB	300,513	9/20/23	(1,434)
Indonesian Rupiah	3,675,350	USD	247	JPM	241	9/20/23	(6)
Indonesian Rupiah	6,406,838,468	USD	426,909	SCB	420,623	9/22/23	(6,286)
Indonesian Rupiah	3,639,543,200	USD	244,770	SCB	238,947	9/20/23	(5,823)
Japanese Yen	55,900,000	USD	393,634	BOA	384,259	9/5/23	(9,375)
Japanese Yen	939,343,672	USD	6,419,790	HSBC	6,457,080	9/5/23	37,290
Japanese Yen	91,400,000	USD	645,452	UBS	628,287	9/5/23	(17,165)
Mexican Peso	7,583,000	USD	440,791	BNP	443,554	9/20/23	2,763
Mexican Peso	2,177,000	USD	125,526	GSC	126,335	11/1/23	809
Mexican Peso	5,095,350	USD	295,568	GSC	297,297	10/4/23	1,729
New Taiwan Dollar	1,377,534	USD	43,546	JPM	43,821	12/20/23	275
New Taiwan Dollar	1,617,221	USD	51,142	JPM	51,445	12/20/23	303
New Taiwan Dollar	1,601,874	USD	50,879	SCB	50,957	12/20/23	78
New Zealand Dollar	1,436,007	USD	846,643	SCB	856,147	9/5/23	9,504
Norwegian Krone	8,060,731	USD	764,252	BNP	758,893	10/3/23	(5,359)
Norwegian Krone	1,075,000	USD	105,518	BNP	101,118	9/5/23	(4,400)
Norwegian Krone	14,207,041	USD	1,408,518	BOA	1,336,360	9/5/23	(72,158)
Norwegian Krone	1,058,009	USD	99,436	GSC	99,608	10/3/23	172
Peruvian Sol	123,455	USD	33,706	BCLY	33,411	9/13/23	(295)
Peruvian Sol	476,970	USD	130,000	BOA	129,016	9/20/23	(984)
Peruvian Sol	58,898	USD	16,066	SCB	15,940	9/13/23	(126)
Peruvian Sol	419,433	USD	113,448	SCB	113,530	9/11/23	82
Singapore Dollar	1,194,000	USD	892,899	BOA	884,151	9/20/23	(8,748)
Thai Baht	3,150,558	USD	90,000	BCLY	90,065	9/20/23	65
Thai Baht	2,765,468	USD	80,582	BNP	79,057	9/20/23	(1,525)
Thai Baht	17,860,640	USD	518,000	GSC	510,584	9/20/23	(7,416)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Thai Baht	5,747,305	USD	167,000	GSC	$164,299	9/20/23	$(2,701)
Thai Baht	6,012,656	USD	175,337	JPM	171,884	9/20/23	(3,453)
Thai Baht	6,222,106	USD	180,189	SCB	177,872	9/20/23	(2,317)
Thai Baht	68,996	USD	2,000	SCB	1,972	9/20/23	(28)

							12,811

Contracts to Sell:
Australian Dollar	227,000	USD	149,107	GSC	147,074	9/5/23	2,033
Australian Dollar	586,000	USD	382,734	GSC	379,669	9/5/23	3,065
Australian Dollar	117,000	USD	75,836	JPM	75,805	9/5/23	31
Australian Dollar	1,016,282	USD	651,234	UBS	658,450	9/5/23	(7,216)
Australian Dollar	529,753	USD	342,194	UBS	343,227	9/5/23	(1,033)
Brazilian Real	3,000,000	USD	592,140	GSC	596,501	1/3/24	(4,361)
Brazilian Real	4,050,682	USD	815,026	GSC	818,253	9/5/23	(3,227)
British Pound	177,000	USD	224,740	BCLY	224,205	9/5/23	535
British Pound	8,437,189	USD	10,843,702	BNP	10,687,386	9/5/23	156,316
British Pound	8,359,189	USD	10,515,912	HSBC	10,589,965	10/3/23	(74,053)
Canadian Dollar	790,000	USD	581,033	BCLY	584,666	9/5/23	(3,633)
Canadian Dollar	244,107	USD	180,000	BNP	180,659	9/1/23	(659)
Canadian Dollar	150,000	USD	112,705	BNP	111,013	9/5/23	1,692
Canadian Dollar	1,760,195	USD	1,293,167	BOA	1,303,250	10/3/23	(10,083)
Canadian Dollar	84,000	USD	62,032	HSBC	62,167	9/5/23	(135)
Canadian Dollar	736,000	USD	542,177	JPM	544,701	9/5/23	(2,524)
Canadian Dollar	182,000	USD	134,390	JPM	134,753	10/3/23	(363)
Chilean Peso	354,062,426	USD	437,568	BCLY	411,442	11/6/23	26,126
Chinese Offshore Renminbi	6,062,000	USD	830,592	BCLY	833,704	9/22/23	(3,112)
Chinese Offshore Renminbi	910,000	USD	125,954	BCLY	125,152	9/22/23	802
Chinese Offshore Renminbi	1,543,255	USD	214,430	BNP	215,109	3/26/24	(679)
Chinese Offshore Renminbi	2,229,906	USD	313,000	GSC	306,646	9/20/23	6,354
Chinese Offshore Renminbi	4,566,000	USD	634,635	HSBC	627,959	9/22/23	6,676
Chinese Offshore Renminbi	2,668,741	USD	374,000	SCB	366,992	9/20/23	7,008
Chinese Offshore Renminbi	1,204,000	THB	5,830,972	UBS	165,568	9/20/23	1,122
Danish Krone	5,805,733	USD	867,328	BCLY	856,044	4/2/24	11,284
Danish Krone	24,290,000	USD	3,676,087	BCLY	3,539,517	10/2/23	136,570
Danish Krone	12,400,524	USD	1,812,584	BNP	1,807,100	10/3/23	5,484
Danish Krone	4,525,488	USD	674,897	BNP	667,274	4/2/24	7,623
Danish Krone	11,489,732	USD	1,710,649	BNP	1,683,927	1/2/24	26,722
Danish Krone	11,383,133	USD	1,665,891	BOA	1,658,838	10/3/23	7,053
Danish Krone	100,000	USD	14,757	GSC	14,549	9/5/23	208
Danish Krone	6,140,748	USD	907,538	HSBC	894,825	10/2/23	12,713
Danish Krone	6,635,047	USD	986,069	SOG	966,853	10/2/23	19,216
Danish Krone	23,735,224	USD	3,514,144	UBS	3,453,225	9/5/23	60,919
Euro	404,000	USD	442,662	BCLY	438,057	9/5/23	4,605
Euro	763,000	USD	834,900	BNP	827,321	9/5/23	7,579
Euro	18,075,764	USD	19,543,335	HSBC	19,625,959	10/3/23	(82,624)
Euro	16,236,764	USD	18,112,630	JPM	17,605,523	9/5/23	507,107
Euro	377,000	USD	413,943	NWM	408,781	9/5/23	5,162
Euro	512,000	USD	553,045	SCB	555,162	9/5/23	(2,117)
Euro	631,000	USD	682,902	SCB	684,193	9/5/23	(1,291)
Indonesian Rupiah	17,103,387	USD	1,143	BCLY	1,123	9/22/23	20
Indonesian Rupiah	1,232,897,352	USD	81,069	BNP	80,948	9/11/23	121
Indonesian Rupiah	1,421,488,721	USD	93,474	BNP	93,330	9/11/23	144

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Indonesian Rupiah	56,192,168	USD	3,753	BOA	$3,689	9/26/23	$64
Indonesian Rupiah	661,682,252	USD	43,526	SCB	43,444	9/11/23	82
Israeli New Shekel	583,171	USD	163,030	BCLY	153,502	9/20/23	9,528
Israeli New Shekel	559,621	USD	157,542	JPM	147,303	9/20/23	10,239
Israeli New Shekel	484,328	USD	135,276	UBS	127,485	9/20/23	7,791
Japanese Yen	90,000,000	USD	624,815	BCLY	627,041	11/27/23	(2,226)
Japanese Yen	63,600,000	USD	447,982	BCLY	437,188	9/5/23	10,794
Japanese Yen	1,350,000,000	USD	9,414,699	BCLY	9,395,386	11/20/23	19,313
Japanese Yen	80,000,000	USD	647,066	BCLY	571,918	5/1/24	75,148
Japanese Yen	100,003,000	USD	818,858	BCLY	711,501	4/1/24	107,357
Japanese Yen	1,220,000,000	USD	8,543,011	BCLY	8,422,629	10/2/23	120,382
Japanese Yen	750,000,000	USD	5,432,890	BCLY	5,196,143	10/23/23	236,747
Japanese Yen	230,000,000	USD	1,631,178	BOA	1,586,078	9/25/23	45,100
Japanese Yen	310,000,000	USD	2,231,846	BOA	2,135,688	9/19/23	96,158
Japanese Yen	57,500,000	USD	392,810	GSC	395,257	9/5/23	(2,447)
Japanese Yen	935,139,994	USD	6,419,790	HSBC	6,457,058	10/3/23	(37,268)
Japanese Yen	16,670,000	USD	133,686	HSBC	121,885	10/1/24	11,801
Japanese Yen	120,000,000	USD	846,403	HSBC	834,239	11/13/23	12,164
Japanese Yen	50,000,000	USD	400,705	HSBC	365,583	10/1/24	35,122
Japanese Yen	83,330,000	USD	668,378	HSBC	609,281	10/1/24	59,097
Japanese Yen	80,000,000	USD	653,393	HSBC	569,184	4/1/24	84,209
Japanese Yen	80,002,000	USD	651,601	HSBC	566,385	3/1/24	85,216
Japanese Yen	80,002,000	USD	657,101	HSBC	566,386	3/1/24	90,715
Japanese Yen	800,000,000	USD	5,788,901	HSBC	5,549,128	10/30/23	239,773
Japanese Yen	630,000,000	USD	4,649,851	HSBC	4,359,593	10/16/23	290,258
Japanese Yen	40,100,000	USD	321,482	JPM	293,198	10/1/24	28,284
Japanese Yen	39,900,000	USD	320,032	JPM	291,735	10/1/24	28,297
Japanese Yen	40,000,000	USD	323,533	JPM	292,467	10/1/24	31,066
Japanese Yen	1,612,217,831	USD	11,532,807	JPM	11,082,439	9/5/23	450,368
Japanese Yen	28,800,000	USD	203,109	SCB	197,972	9/5/23	5,137
Japanese Yen	672,252,324	USD	4,629,072	UBS	4,641,842	10/3/23	(12,770)
Malaysian Ringgit	2,311,152	USD	508,504	BNP	498,589	9/20/23	9,915
Malaysian Ringgit	3,222,269	USD	709,126	SCB	695,147	9/20/23	13,979
Mexican Peso	6,404	USD	369	JPM	371	11/17/23	(2)
New Taiwan Dollar	10,901,746	USD	358,445	BOA	342,776	9/20/23	15,669
New Taiwan Dollar	10,718,453	USD	353,756	BOA	337,013	9/20/23	16,743
New Taiwan Dollar	11,371,773	USD	373,654	GSC	357,555	9/20/23	16,099
New Taiwan Dollar	29,061	USD	962	SCB	913	9/20/23	49
New Taiwan Dollar	11,109,675	USD	364,395	SCB	349,314	9/20/23	15,081
New Taiwan Dollar	16,880,931	USD	553,691	SCB	530,775	9/20/23	22,916
New Zealand Dollar	1,436,007	USD	885,625	BNP	856,147	9/5/23	29,478
New Zealand Dollar	1,436,007	USD	846,701	SCB	856,203	10/3/23	(9,502)
Norwegian Krone	8,067,785	USD	764,252	BNP	758,882	9/5/23	5,370
Norwegian Krone	3,805,000	USD	372,757	BOA	357,910	9/5/23	14,847
Norwegian Krone	2,350,000	USD	228,108	JPM	221,049	9/5/23	7,059
Peruvian Sol	1,724,602	USD	468,387	JPM	466,490	9/20/23	1,897
Singapore Dollar	294,321	USD	223,425	BNP	217,943	9/20/23	5,482
Singapore Dollar	903,583	USD	676,099	UBS	669,098	9/20/23	7,001

							3,134,760

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$3,147,571

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2023, International Fixed Income Fund held the following OTC Total Return Swap Contracts:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Financing Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation/ (Depreciation)
iBoxx Investment Grade Index	SOFR	2.957%	PAM	9/20/23	BNP	USD	1,820,000	$21,583	$14,073	$7,510
iBoxx Investment Grade Index	SOFR	2.959%	PAM	3/20/24	BNP	USD	9,200,000	117,801	109,629	8,172
iBoxx Investment Grade Index	SOFR	2.971%	PAM	9/20/23	BOA	USD	2,000,000	11,607	15,733	(4,126)

								$150,991	$139,435	$11,556

At August 31, 2023, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Counterparty	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
Receive	3-Month MYR-KLIBOR	3.500%	3/15/28	3-Month	BNP	MYR	1,817,000	$3,022	$(727)	$3,749
Receive	3-Month MYR-KLIBOR	3.500%	3/15/28	3-Month	BOA	MYR	7,675,000	12,285	(2,889)	15,174
Receive	3-Month MYR-KLIBOR	3.750%	3/15/33	3-Month	BOA	MYR	740,000	2,046	(216)	2,262
Receive	3-Month MYR-KLIBOR	3.500%	3/15/28	3-Month	GSC	MYR	6,433,000	10,297	(2,271)	12,568
Receive	3-Month MYR-KLIBOR	3.545%	5/5/28	3-Month	GSC	MYR	1,914,000	2,464	—	2,464
Receive	3-Month MYR-KLIBOR	3.635%	4/5/24	3-Month	GSC	MYR	2,430,000	(328)	(1,081)	753
Receive	3-Month MYR-KLIBOR	3.750%	3/15/33	3-Month	GSC	MYR	822,000	2,272	1,717	555
Receive	3-Month MYR-KLIBOR	3.750%	3/15/28	3-Month	SCB	MYR	1,620,000	(1,323)	(4,887)	3,564

								$30,735	$(10,354)	$41,089

At August 31, 2023, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month Australian Bank Bill	3.750%	3/15/24	3-Month	AUD	8,800,000	$(19,904)	$(6,152)	$(13,752)
Pay	3-Month Canadian Bank Bill	1.220%	3/3/25	6-Month	CAD	2,000,000	(117,011)	(380)	(116,631)
Pay	3-Month Canadian Bank Bill	1.250%	6/16/31	6-Month	CAD	600,000	(88,790)	(83,214)	(5,576)
Pay	3-Month Canadian Bank Bill	1.500%	6/17/30	6-Month	CAD	2,200,000	(268,891)	(27,393)	(241,498)
Pay	3-Month Canadian Bank Bill	1.585%	7/19/31	6-Month	CAD	800,000	(103,987)	(53,520)	(50,467)
Pay	3-Month Canadian Bank Bill	1.713%	10/2/29	6-Month	CAD	700,000	(76,881)	2,503	(79,384)
Pay	3-Month Canadian Bank Bill	1.900%	12/18/29	6-Month	CAD	800,000	(79,295)	12,573	(91,868)
Receive	3-Month Canadian Bank Bill	3.250%	3/15/28	6-Month	CAD	990,000	41,453	(3,062)	44,515
Pay	3-Month EURIBOR	2.100%	4/11/24	PAM	EUR	1,400,000	(12,029)	—	(12,029)
Pay	3-Month EURIBOR	2.100%	4/13/24	PAM	EUR	3,100,000	(27,205)	—	(27,205)
Pay	3-Month EURIBOR	2.100%	5/17/24	PAM	EUR	1,000,000	(8,764)	—	(8,764)
Pay	3-Month EURIBOR	2.250%	4/26/24	PAM	EUR	400,000	(2,865)	—	(2,865)
Pay	3-Month EURIBOR	2.250%	4/28/24	PAM	EUR	600,000	(4,314)	—	(4,314)
Pay	3-Month EURIBOR	2.250%	5/3/24	PAM	EUR	400,000	(2,817)	—	(2,817)
Pay	3-Month FRA New Zealand Bank Bill	3.000%	12/15/23	6-Month	NZD	4,400,000	(35,146)	(779)	(34,367)
Pay	3-Month FRA New Zealand Bank Bill	3.750%	6/15/27	6-Month	NZD	1,800,000	(49,379)	(18,296)	(31,083)
Pay	3-Month FRA New Zealand Bank Bill	4.000%	6/14/24	6-Month	NZD	10,100,000	(101,980)	(22,659)	(79,321)
Pay	3-Month FRA New Zealand Bank Bill	4.750%	3/20/25	6-Month	NZD	3,900,000	(16,279)	(3,519)	(12,760)
Pay	3-Month SEK-STIBOR-SIDE	0.500%	6/19/24	12-Month	SEK	4,800,000	(15,588)	6,261	(21,849)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.000%	9/15/23	3-Month	USD	200,000	$2,862	$—	$2,862
Receive	3-Month USD-LIBOR	0.000%	9/16/23	3-Month	USD	200,000	2,900	—	2,900
Receive	3-Month USD-LIBOR	0.000%	9/30/23	3-Month	USD	850,000	11,979	—	11,979
Receive	3-Month USD-LIBOR	1.250%	9/15/23	3-Month	USD	2,400,000	26,864	—	26,864
Pay	3-Month USD-LIBOR	1.500%	9/15/23	6-Month	USD	3,100,000	(32,727)	—	(32,727)
Receive	3-Month USD-LIBOR	4.427%	9/27/23	3-Month	USD	1,700,000	5,514	—	5,514
Receive	3-Month USD-LIBOR	4.789%	9/7/23	3-Month	USD	1,100,000	2,484	—	2,484
Pay	6-Month Australian Bank Bill	4.000%	6/21/33	6-Month	AUD	6,700,000	(145,823)	(124,429)	(21,394)
Pay	6-Month Australian Bank Bill	4.250%	3/15/33	6-Month	AUD	1,700,000	(9,238)	18,825	(28,063)
Pay	6-Month Australian Bank Bill	4.500%	9/15/32	6-Month	AUD	8,700,000	(18,107)	(251,857)	233,750
Receive	6-Month EURIBOR	0.054%	5/27/50	12-Month	EUR	50,000	24,056	6,520	17,536
Receive	6-Month EURIBOR	0.064%	11/17/52	12-Month	EUR	100,000	57,766	11,996	45,770
Pay	6-Month EURIBOR	0.550%	8/10/24	12-Month	EUR	200,000	(7,234)	—	(7,234)
Pay	6-Month EURIBOR	0.650%	4/12/27	12-Month	EUR	500,000	(53,290)	—	(53,290)
Pay	6-Month EURIBOR	0.650%	5/11/27	12-Month	EUR	300,000	(32,016)	—	(32,016)
Pay	6-Month EURIBOR	0.700%	4/11/27	12-Month	EUR	200,000	(20,931)	—	(20,931)
Pay	6-Month EURIBOR	1.000%	5/13/27	12-Month	EUR	500,000	(46,229)	—	(46,229)
Pay	6-Month EURIBOR	2.250%	9/21/37	12-Month	EUR	5,650,000	(524,682)	141,469	(666,151)
Pay	6-Month EURIBOR	2.250%	9/21/42	12-Month	EUR	2,310,000	(248,198)	176,898	(425,096)
Receive	6-Month EURIBOR	2.500%	9/20/53	12-Month	EUR	3,400,000	152,107	42,966	109,141
Pay	6-Month EURIBOR	3.000%	3/19/27	12-Month	EUR	7,050,000	15,175	47,415	(32,240)
Pay	6-Month EURIBOR	3.000%	9/20/28	12-Month	EUR	27,400,000	(173,992)	(343,120)	169,128
Receive	6-Month EURIBOR	3.000%	3/15/33	12-Month	EUR	3,160,000	(13,142)	(33,464)	20,322
Pay	6-Month EURIBOR	3.000%	9/20/33	12-Month	EUR	8,200,000	(30,784)	(139,178)	108,394
Receive	6-Month EURIBOR	3.500%	9/20/25	12-Month	EUR	2,500,000	5,172	5,819	(647)
Pay	28-Day MXN TIIE Banxico	4.870%	7/7/25	28-Day	MXN	31,300,000	(174,943)	(90,197)	(84,746)
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.000%	12/15/26	12-Month	JPY	470,000,000	30,077	35,657	(5,580)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.000%	3/17/31	6-Month	JPY	580,000,000	(214,966)	(20,750)	(194,216)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.050%	12/15/31	12-Month	JPY	490,000,000	(182,895)	(164,853)	(18,042)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.200%	6/19/29	6-Month	JPY	410,000,000	(58,829)	55,540	(114,369)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.250%	3/15/32	12-Month	JPY	50,000,000	(13,746)	(1,479)	(12,267)
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.400%	6/19/39	6-Month	JPY	80,000,000	67,093	(20,457)	87,550
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.400%	12/15/51	12-Month	JPY	67,000,000	(112,904)	(28,522)	(84,382)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.450%	12/15/51	12-Month	JPY	190,000,000	(304,068)	(218,952)	(85,116)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.700%	3/15/52	12-Month	JPY	40,000,000	(48,018)	(4,225)	(43,793)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.800%	6/15/52	12-Month	JPY	170,000,000	(179,450)	(85,372)	(94,078)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	0.850%	9/20/33	12-Month	JPY	20,000,000	(142)	2,824	(2,966)
Pay	Bank of Japan Uncollateralised Overnight Call Rate	1.200%	9/20/53	12-Month	JPY	10,000,000	(4,281)	2,520	(6,801)
Pay	Canadian Overnight Repo Rate Average	3.250%	6/21/33	6-Month	CAD	2,900,000	(93,915)	(48,994)	(44,921)
Receive	Canadian Overnight Repo Rate Average	3.250%	6/21/53	6-Month	CAD	200,000	7,435	(1,262)	8,697
Pay	Canadian Overnight Repo Rate Average	3.500%	5/10/25	PAM	CAD	24,500,000	(222,241)	(32,924)	(189,317)
Pay	Canadian Overnight Repo Rate Average	4.600%	8/30/25	PAM	CAD	9,500,000	3,034	1,371	1,663

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	China 7-Day Reverse Repo Index	2.500%	9/15/26	3-Month	CNY	15,400,000	$(26,928)	$14,710	$(41,638)
Receive	China 7-Day Reverse Repo Index	2.500%	6/15/27	3-Month	CNY	4,800,000	(8,227)	65	(8,292)
Receive	China 7-Day Reverse Repo Index	2.500%	9/21/27	3-Month	CNY	4,800,000	(8,007)	3,245	(11,252)
Receive	China 7-Day Reverse Repo Index	2.750%	9/15/26	3-Month	CNY	13,500,000	(38,014)	(10,868)	(27,146)
Pay	China 7-Day Reverse Repo Index	3.000%	3/15/28	3-Month	CNY	9,070,000	42,279	16,252	26,027
Receive	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.250%	3/16/32	6-Month	INR	22,000,000	7,520	15,809	(8,289)
Pay	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate	6.500%	3/15/28	6-Month	INR	34,570,000	(1,474)	(83)	(1,391)
Pay	KSDA South Korea Daily Closing of 3-Month Certificate of Deposit	3.250%	3/15/28	3-Month	KRW	9,395,732,000	(114,495)	(23,520)	(90,975)
Pay	KSDA South Korea Daily Closing of 3-Month Certificate of Deposit	3.250%	3/15/33	3-Month	KRW	1,246,650,000	(27,030)	2,498	(29,528)
Pay	Singapore Overnight Index Average	3.000%	3/15/28	6-Month	SGD	2,720,000	(22,421)	14,272	(36,693)
Receive	Singapore Overnight Index Average	3.250%	9/20/28	6-Month	SGD	2,200,000	(6,272)	(6,190)	(82)
Pay	SOFR	0.000%	9/15/23	3-Month	USD	200,000	(2,814)	—	(2,814)
Pay	SOFR	0.000%	9/16/23	3-Month	USD	200,000	(2,877)	—	(2,877)
Pay	SOFR	0.000%	9/30/23	3-Month	USD	850,000	(11,914)	—	(11,914)
Receive	SOFR	0.400%	3/30/26	6-Month	USD	850,000	96,163	17,606	78,557
Receive	SOFR	0.500%	6/15/24	12-Month	USD	800,000	38,589	7,740	30,849
Receive	SOFR	0.750%	6/16/31	6-Month	USD	200,000	46,914	11,329	35,585
Receive	SOFR	1.000%	12/15/26	12-Month	USD	1,000,000	127,506	3,719	123,787
Receive	SOFR	1.000%	6/15/27	12-Month	USD	1,600,000	191,088	58,831	132,257
Receive	SOFR	1.250%	12/15/26	6-Month	USD	2,400,000	237,014	(29,370)	266,384
Receive	SOFR	1.298%	8/25/24	6-Month	USD	1,400,000	49,989	(30,011)	80,000
Pay	SOFR	1.500%	12/15/28	6-Month	USD	3,100,000	(398,542)	55,638	(454,180)
Pay	SOFR	1.500%	6/15/52	12-Month	USD	700,000	(259,665)	(19,768)	(239,897)
Pay	SOFR	1.518%	1/20/29	6-Month	USD	100,000	(13,623)	—	(13,623)
Pay	SOFR	1.545%	1/20/29	6-Month	USD	900,000	(121,425)	—	(121,425)
Pay	SOFR	1.630%	1/26/29	6-Month	USD	200,000	(26,066)	—	(26,066)
Pay	SOFR	1.695%	11/15/31	12-Month	USD	3,200,000	(556,559)	(5,345)	(551,214)
Receive	SOFR	1.750%	6/15/24	12-Month	USD	8,000,000	284,053	367,708	(83,655)
Receive	SOFR	1.750%	12/15/31	6-Month	USD	200,000	34,848	(7,578)	42,426
Pay	SOFR	1.750%	6/15/52	12-Month	USD	300,000	(97,906)	(90,585)	(7,321)
Receive	SOFR	2.730%	4/30/29	12-Month	USD	440,000	30,877	—	30,877
Pay	SOFR	2.750%	6/21/53	12-Month	USD	490,000	(71,880)	(27,363)	(44,517)
Receive	SOFR	2.817%	4/30/29	12-Month	USD	1,600,000	104,828	—	104,828
Receive	SOFR	2.819%	4/30/29	12-Month	USD	900,000	58,896	—	58,896
Pay	SOFR	2.906%	9/16/52	12-Month	USD	400,000	(51,867)	—	(51,867)
Receive	SOFR	2.965%	11/30/26	12-Month	USD	6,600,000	356,525	(3,697)	360,222
Pay	SOFR	2.968%	6/30/24	12-Month	USD	10,400,000	(243,472)	—	(243,472)
Pay	SOFR	3.000%	6/21/30	12-Month	USD	600,000	(34,538)	(25,103)	(9,435)
Receive	SOFR	3.048%	11/15/32	12-Month	USD	3,200,000	218,833	—	218,833
Receive	SOFR	3.070%	11/15/32	12-Month	USD	1,100,000	73,328	—	73,328
Receive	SOFR	3.083%	11/15/32	12-Month	USD	1,400,000	91,827	—	91,827
Receive	SOFR	3.086%	11/15/32	12-Month	USD	1,100,000	71,849	11,056	60,793
Receive	SOFR	3.089%	11/15/32	12-Month	USD	2,300,000	149,672	—	149,672
Receive	SOFR	3.139%	11/15/32	12-Month	USD	1,800,000	109,860	—	109,860
Receive	SOFR	3.150%	5/13/25	PAM	USD	17,600,000	228,144	29,882	198,262
Receive	SOFR	3.173%	11/15/32	12-Month	USD	200,000	11,663	(989)	12,652
Receive	SOFR	3.200%	5/13/25	PAM	USD	1,100,000	13,746	(363)	14,109
Pay	SOFR	3.225%	9/30/29	12-Month	USD	8,600,000	(394,829)	30,000	(424,829)
Receive	SOFR	3.250%	6/21/28	12-Month	USD	1,340,000	51,116	8,231	42,885
Pay	SOFR	3.250%	12/20/53	12-Month	USD	700,000	(30,498)	(11,228)	(19,270)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	SOFR	3.340%	2/23/30	12-Month	USD	580,000	$(23,988)	$—	$(23,988)
Pay	SOFR	3.470%	2/22/30	12-Month	USD	800,000	(26,683)	—	(26,683)
Pay	SOFR	3.500%	6/22/30	12-Month	USD	400,000	(10,811)	—	(10,811)
Pay	SOFR	3.500%	12/20/33	12-Month	USD	6,240,000	(127,658)	(185,633)	57,975
Receive	SOFR	3.500%	12/20/38	12-Month	USD	3,200,000	91,676	50,178	41,498
Pay	SOFR	3.730%	8/3/33	12-Month	USD	220,000	(1,874)	—	(1,874)
Receive	SOFR	3.750%	6/21/25	12-Month	USD	4,900,000	108,869	24,288	84,581
Receive	SOFR	3.750%	12/20/28	12-Month	USD	4,320,000	27,066	34,554	(7,488)
Pay	SOFR	3.849%	3/31/30	12-Month	USD	300,000	(966)	—	(966)
Pay	SOFR	3.951%	3/31/30	12-Month	USD	3,500,000	9,175	—	9,175
Pay	SOFR	3.981%	11/30/27	12-Month	USD	6,500,000	(31,485)	—	(31,485)
Receive	SOFR	4.159%	3/31/25	12-Month	USD	9,700,000	149,177	(23,062)	172,239
Pay	SOFR	4.193%	11/30/27	12-Month	USD	2,700,000	8,969	(524)	9,493
Receive	SOFR	4.228%	8/30/25	PAM	USD	7,100,000	(4,927)	(2,294)	(2,633)
Receive	SOFR	4.250%	12/20/25	12-Month	USD	27,709,000	116,220	143,567	(27,347)
Pay	Sterling Overnight Index Average	3.250%	9/20/53	12-Month	GBP	500,000	(77,857)	(26,741)	(51,116)
Pay	Sterling Overnight Index Average	3.500%	9/20/33	12-Month	GBP	12,000,000	(959,843)	(418,200)	(541,643)
Pay	Sterling Overnight Index Average	3.750%	9/20/28	12-Month	GBP	1,300,000	(71,808)	(6,601)	(65,207)
Pay	Sterling Overnight Index Average	4.000%	9/20/25	12-Month	GBP	1,300,000	(44,476)	(10,961)	(33,515)
Pay	Swiss Average Rate Overnight Index	0.300%	2/15/27	12-Month	CHF	200,000	(12,218)	—	(12,218)

							$(4,269,603)	$(1,302,751)	$(2,966,852)

At August 31, 2023, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swap on Sovereign Issue — Sell Protection (4)

Reference Obligation & Rating†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/23 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
Republic of Italy Government International Bonds, BBB	1.000%	6/20/25	3-Month	BCLY	0.338%	USD	300,000	$4,045	$(7,348)	$11,393

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation & Ratings	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Depreciation
Markit CDX North America Investment Grade Series 40 10-Year Index, NR	(1.000)%	6/20/33	3-Month	1.052%	USD	7,100,000	$15,057	$97,322	$(82,265)
Markit iTraxx Europe Series 39 10-Year Index, NR	(1.000)%	6/20/33	3-Month	1.099%	EUR	6,000,000	37,727	140,602	(102,875)

							$52,784	$237,924	$(185,140)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate Issue and Index — Sell Protection (4)

Reference Obligation & Ratings†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Appreciation
Ford Motor Credit Co. LLC, BB+	5.000%	6/20/25	3-Month	1.282%	USD	200,000	$14,719	$7,947	$6,772
Markit CDX North America Investment Grade Series 40 5-Year Index, NR	1.000%	6/20/28	3-Month	0.636%	USD	20,900,000	366,147	172,319	193,828

							$380,866	$180,266	$200,600

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

At August 31, 2023, International Fixed Income Fund held the following OTC Cross-Currency Swap Contract:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6)	Notional Amount of Currency Delivered (6)		Market Value	Upfront Payment (Received)	Unrealized Depreciation

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency delivered	8/1/29	GSC	USD 1,449,000	AUD	2,100,000	$(84,761)	$(3,920)	$(80,841)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2023, International Fixed Income Fund deposited cash collateral with brokers in the amount of $3,455,000 for open centrally cleared swap contracts.

At August 31, 2023, International Fixed Income Fund had cash collateral from brokers in the amount of $4,282,000 for open OTC swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	BOA	— Bank of America
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
CHF	— Swiss Franc	GSC	— Goldman Sachs & Co.
CNY	— China Yuan Renminbi	HSBC	— HSBC Bank USA
DKK	— Danish Krone	JPM	— JPMorgan Chase & Co.
EUR	— Euro	NWM	— NatWest Markets PLC
GBP	— British Pound	SCB	— Standard Chartered Bank
HKD	— Hong Kong Dollar	SOG	— Societe Generale SA
ILS	— Israeli New Shekel	UBS	— UBS Securities LLC
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value
MUNICIPAL BONDS — 91.9%

Alabama — 1.5%
$500,000	A1(a)	Southeast Alabama Gas Supply District (The), Revenue Bonds, Series A, 4.000% due 6/1/49(b)	$497,864
965,000	A1(a)	Southeast Energy Authority A Cooperative District, Revenue Bonds, Series A, 5.250% due 1/1/54(b)	1,000,626

		Total Alabama	1,498,490

Alaska — 0.4%
200,000	AA	Borough of North Slope, GO, Series B, 5.000% due 6/30/26	209,641
		Northern Tobacco Securitization Corp., Revenue Bonds:
105,000	BBB+	Series A, 4.000% due 6/1/50	92,850
60,000	BBB-	Series B1, 4.000% due 6/1/50	58,646

		Total Alaska	361,137

Arizona — 3.7%
530,000	BB	Arizona Industrial Development Authority, Revenue Bonds, Somerset Academy of Las Vegas — Aliante and Skye Canyon Campus Projects, 3.000% due 12/15/31(c)	454,608
2,815,000	A	Chandler Industrial Development Authority, Revenue Bonds, Variable AMT Intel Corp., AMT, 5.000% due 6/1/49(b)(d)	2,825,849
75,000	NR	Industrial Development Authority of the County of Pima (The), Revenue Bonds, Imagine East Mesa Charter School, 3.250% due 7/1/24(c)	74,177
300,000	BB+	Maricopa County Industrial Development Authority, Revenue Bonds, Paradise School Project Paragon Management Inc., 4.000% due 7/1/26(c)	293,487

		Total Arizona	3,648,121

California — 17.3%
195,000	NR	California Community Housing Agency, Revenue Bonds, Series A2, 4.000% due 8/1/51(c)	122,664
10,615,000	NR	California County Tobacco Securitization Agency, Revenue Bonds, zero coupon due 6/1/55	717,833
		California School Finance Authority, Revenue Bonds:
640,000	BBB	Aspire Public School Obligation Group, 5.000% due 8/1/32(c)	660,451
250,000	NR	iLead Lancaster Holdings LLC, Series A, 4.000% due 6/1/31(c)	229,570
		California State Public Works Board, Revenue Bonds:
1,000,000	A+	Series D, 4.000% due 5/1/47	950,382
1,000,000	A+	Series D, 5.000% due 11/1/46	1,078,846
15,750,000	NR	California Statewide Financing Authority, Revenue Bonds, Capital Appreciation Turbo Pooled Program, Series D, zero coupon due 6/1/55(c)	758,251
165,000	AAA	City & County of San Francisco, GO, Series R1, 5.000% due 6/15/32	194,932
1,000,000	AA-	City of Los Angeles Department of Airports, Revenue Bonds, AMT, 3.250% due 5/15/49(d)	750,579
1,565,000	AA+	County of Los Angeles Public Works Financing Authority, Revenue Bonds, Green Bond, LACMA Building for the Permanent Collection Project, Series A, 3.000% due 12/1/50	1,178,817
		CSCDA Community Improvement Authority, Revenue Bonds:
100,000	NR	3.125% due 8/1/56(c)	67,698
805,000	NR	3.250% due 4/1/57(c)	549,284
140,000	NR	4.000% due 10/1/56(c)	114,360
125,000	NR	4.000% due 12/1/56(c)	87,528
185,000	NR	Series A2A, 4.000% due 12/1/58(c)	135,446
100,000	NR	Series B, 4.000% due 12/1/59(c)	62,556
500,000	Aa3(a)	Livermore Valley Joint Unified School District, GO, 4.000% due 8/1/46	478,914
		Los Angeles Department of Water & Power, Revenue Bonds:
500,000	Aa2(a)	Series A, 5.000% due 7/1/47	533,208
1,000,000	Aa2(a)	Series B, 5.000% due 7/1/47	1,079,718
1,350,000	AA	Orange Unified School District, GO, 5.000% due 8/1/35	1,543,341
1,000,000	AA-	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, 5.000% due 5/15/47	1,069,944
595,000	AA	Riverside County Public Financing Authority, Tax Allocation, Series A, 4.000% due 10/1/40	583,291

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

California — 17.3% — (continued)
$500,000	A2(a)	San Diego County Regional Airport Authority, Revenue Bonds, Series A, 4.000% due 7/1/51	$466,883
485,000	Aa3(a)	San Diego Public Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 8/1/43	515,660
500,000	A+	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, AMT, Series 2020, 4.000% due 5/1/39(d)	480,808
500,000	AA	San Francisco City & County Public Utilities Commission Wastewater Revenue, Revenue Bonds, Green Bond, Series A, 5.000% due 10/1/44	544,088
475,000	Aa2(a)	Sonoma Valley Unified School District, GO, 4.000% due 8/1/38	475,449
		State of California, GO:
500,000	AA-	5.000% due 11/1/43	501,054
1,000,000	AA-	5.000% due 4/1/31	1,146,302

		Total California	17,077,857

Colorado — 2.3%
750,000	AA-	City & County of Denver, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(d)	785,597
1,435,000	AA+	City of Colorado Springs, Utilities System Revenue, Revenue Bonds, System Improvement, Series B2, Currently Refunded, 5.000% due 11/15/38	1,439,416

		Total Colorado	2,225,013

District of Columbia — 1.1%
2,075,000	WD(e)	District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Capital Appreciation Asset-Backed, Series B, zero coupon due 6/15/46	396,468
700,000	AA-	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(d)	695,039

		Total District of Columbia	1,091,507

Florida — 5.7%
500,000	NR	Boggy Creek Improvement District, Special Assessment, Series 2013, 5.125% due 5/1/43	499,963
1,000,000	A	Brevard County Health Facilities Authority, Revenue Bonds, Health First Obligated Group, Series A, 5.000% due 4/1/47	1,016,191
665,000	AA+	Broward County, Water & Sewer Utility Revenue, Revenue Bonds, Series A, 4.000% due 10/1/45	638,752
225,000	Baa3(a)	Capital Projects Finance Authority, Revenue Bonds, Florida University Project, Series A1, 5.000% due 10/1/26	229,610
		Capital Trust Agency Inc., Revenue Bonds:
100,000	Ba1(a)	Viera Charter Schools Inc. Project, Series A, 4.000% due 10/15/29(c)	94,937
2,500,000	NR	Wonderful Foundations Charter, Series B, zero coupon due 1/1/60	131,257
1,400,000	A+	City of Cape Coral, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,444,390
130,000	NR	Finley Woods Community Development District, Special Assessment, Area One, 3.150% due 5/1/25	127,131
		Florida Development Finance Corp., Revenue Bonds:
190,000	NR	Waste Pro USA Inc. Project, AMT, 5.000% due 5/1/29(c)(d)	179,940
100,000	BBB	Mater Academy Project, Series A, 5.000% due 6/15/56	94,456
275,000	NR	Lakewood Ranch Stewardship District, Special Assessment, Isles Lakewood Ranch Project, 3.875% due 5/1/29	265,403
1,000,000	A+	Orange County Health Facilities Authority, Revenue Bonds, Orlando Health Obligated Group, 4.000% due 10/1/52	886,917

		Total Florida	5,608,947

Georgia — 4.5%
1,000,000	AA	Augusta, GO, 5.000% due 10/1/25	1,037,277
450,000	AA+	Henry County School District, GO, 5.000% due 8/1/25	464,379
		Main Street Natural Gas Inc., Revenue Bonds:
2,500,000	Aa1(a)	Series A, 4.000% due 7/1/52(b)	2,479,305
435,000	A3(a)	Series B, 5.000% due 12/1/52(b)	445,033

		Total Georgia	4,425,994

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Guam — 0.0%@
		Territory of Guam, Revenue Bonds:
$15,000	Ba1(a)	Series A, 5.000% due 11/1/27	$15,440
15,000	Ba1(a)	Series A, 5.000% due 11/1/28	15,543
15,000	Ba1(a)	Series A, 5.000% due 11/1/29	15,603

		Total Guam	46,586

Illinois — 1.9%
600,000	A	Illinois Finance Authority, Revenue Bonds, DePaul University, 5.000% due 10/1/36	618,008
1,270,000	A-	State of Illinois, GO, Series D, 5.000% due 11/1/23	1,272,224

		Total Illinois	1,890,232

Indiana — 3.6%
2,815,000	Aa3(a)	Indiana Finance Authority, Revenue Bonds, Franciscan Alliance Inc., Series A, 4.000% due 11/1/51	2,518,027
1,000,000	A+	Indiana Municipal Power Agency, Revenue Bonds, Power Supply, Series C, 5.000% due 1/1/37	1,022,355

		Total Indiana	3,540,382

Iowa — 1.0%
1,000,000	A3(a)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(b)	1,009,745

Kentucky — 0.2%
230,000	NR	City of Henderson, Revenue Bonds, AMT, Pratt Paper LLC Project, Series A, 4.450% due 1/1/42(c)(d)	218,632

Louisiana — 0.5%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds:
250,000	A	Series B, 5.000% due 1/1/38(d)	254,845
250,000	A	Series B, 5.000% due 1/1/37(d)	256,167

		Total Louisiana	511,012

Maryland — 1.1%
		City of Baltimore, Tax Allocation, Harbor Point Project:
200,000	NR	Series A, 2.750% due 6/1/24(c)	197,174
125,000	NR	Series A, 2.800% due 6/1/25(c)	121,050
135,000	NR	Series A, 2.850% due 6/1/26(c)	128,646
630,000	Baa3(a)	Maryland Economic Development Corp., Revenue Bonds, Green Bond, Purple Line Light Rail Project, AMT, Series B, 5.250% due 6/30/55(d)	631,698

		Total Maryland	1,078,568

Massachusetts — 2.2%
1,000,000	AAA	City of Boston, GO, Series A, 5.000% due 11/1/38	1,138,693
1,000,000	AA+	Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds, Series A1, 5.000% due 7/1/44	1,037,476

		Total Massachusetts	2,176,169

Michigan — 1.5%
535,000	AA	City of Lansing, GO, Series B, AGM-Insured, 5.000% due 6/1/25	549,881
		Michigan Finance Authority, Revenue Bonds:
200,000	BB+	Cesar Chavez Academy Project, 3.250% due 2/1/24	198,676
190,000	A1(a)	McLaren Health Care Corp., Series D2, 1.200% due 10/15/38(b)	165,053
500,000	AA+	Michigan State Housing Development Authority, Revenue Bonds, Series D, 5.100% due 12/1/37	519,853

		Total Michigan	1,433,463

Mississippi — 0.1%
115,000	B-	Mississippi Business Finance Corp., Revenue Bonds, AMT, 7.750% due 7/15/47(b)(d)	90,538

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Nebraska — 1.5%
		Central Plains Energy Project, Revenue Bonds:
$1,000,000	A2(a)	5.000% due 3/1/50(b)	$1,002,548
500,000	A2(a)	Series 1, 5.000% due 5/1/53(b)	509,933

		Total Nebraska	1,512,481

New Jersey — 3.7%
100,000	BBB	Camden County Improvement Authority (The), Revenue Bonds, KIPP Cooper Norcross High School, 6.000% due 6/15/62	103,377
		New Jersey Economic Development Authority, Revenue Bonds:
215,000	NR	Golden Door Charter School Project, Series A, 5.125% due 11/1/29(c)	211,592
1,000,000	A-	Series RRR, 5.000% due 3/1/28	1,068,923
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
1,250,000	A+	Highway Reimbursement, Series A, 5.000% due 6/15/30	1,300,968
1,000,000	A-	Series A, 4.000% due 6/15/40	975,137

		Total New Jersey	3,659,997

New York — 9.6%
		City of New York, GO:
490,000	AA	Remarketing, Series J11, 5.000% due 8/1/26	515,880
1,000,000	AA	Series B, 5.250% due 10/1/47	1,084,218
500,000	AA+	New York City Municipal Water Finance Authority, Revenue Bonds, Series CC1, 4.000% due 6/15/51	471,713
1,800,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S1, 5.000% due 7/15/43	1,838,687
500,000	AA+	New York State Dormitory Authority, Revenue Bonds, Bidding Group, Series B, Unrefunded Portion, 5.000% due 2/15/43	519,446
180,000	AA+	New York State Thruway Authority, Revenue Bonds, Series A, 4.125% due 3/15/52	170,819
225,000	Baa3(a)	New York Transportation Development Corp., Revenue Bonds, Delta Air Lines Inc. — LaGuardia, AMT, 4.000% due 10/1/30(d)	221,992
		Port Authority of New York & New Jersey, Revenue Bonds:
500,000	AA-	Series 241, 5.000% due 7/15/41	546,862
1,000,000	AA-	Series 230, 3.000% due 12/1/31	983,641
1,000,000	AA+	Triborough Bridge & Tunnel Authority Sales Tax Revenue, Revenue Bonds, Triborough Bridge and Tunnel Authority Capital Lockbox, Series A, 5.000% due 5/15/40	1,097,553
		Triborough Bridge & Tunnel Authority, Revenue Bonds:
275,000	AA+	Series C1A, 5.000% due 5/15/39	298,843
1,000,000	AA+	Series C3, 4.000% due 5/15/51	945,237
660,000	AA+	Series D2, 5.500% due 5/15/52	728,678

		Total New York	9,423,569

North Dakota — 0.9%
1,000,000	Aa1(a)	North Dakota Housing Finance Agency, Revenue Bonds, Water and Sewer System, Series A, 3.700% due 1/1/46	846,445

Ohio — 2.5%
		Buckeye Tobacco Settlement Financing Authority, Revenue Bonds:
85,000	BBB+	Series A2, 3.000% due 6/1/48	62,680
455,000	NR	Series B2, 5.000% due 6/1/55	416,541
605,000	AA	Celina City School District, GO, zero coupon due 12/1/24	577,556
915,000	AA+	Northeast Ohio Regional Sewer District, Revenue Bonds, 4.000% due 11/15/43	874,187
600,000	Baa3(a)	Ohio Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp., Remarketing, Series A, 2.875% due 2/1/26	567,032

		Total Ohio	2,497,996

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Oregon — 1.1%
$1,000,000	AA-	Port of Portland Airport Revenue, Revenue Bonds, Green Bond, AMT, Series 29, 5.000% due 7/1/38(d)	$1,060,891

Pennsylvania — 1.0%
100,000	BB	Bucks County Industrial Development Authority, Revenue Bonds, Grand View Hospital Project, 5.000% due 7/1/28	99,178
		Pennsylvania Turnpike Commission, Revenue Bonds:
170,000	A+	Series A, 4.000% due 12/1/45	159,133
830,000	A+	Series A, 4.000% due 12/1/46	772,450

		Total Pennsylvania	1,030,761

Puerto Rico — 1.0%
		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds:
664,000	NR	Series A1, 4.750% due 7/1/53	622,487
130,000	NR	Series A1, zero coupon due 7/1/24	125,804
225,000	NR	Series A1, zero coupon due 7/1/46	62,669
216,000	NR	Series A2, 4.784% due 7/1/58	202,476

		Total Puerto Rico	1,013,436

South Carolina — 3.2%
2,000,000	A	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Prisma Health Obligation Group, Series A, 5.000% due 5/1/28	2,104,449
1,000,000	A+	South Carolina Ports Authority, Revenue Bonds, AMT, 5.000% due 7/1/43(d)	1,015,098

		Total South Carolina	3,119,547

Tennessee — 2.8%
470,000	Aa2(a)	City of Johnson, GO, Series B, 5.000% due 6/1/25	483,475
1,000,000	AA+	County of Knox, GO, 5.000% due 6/1/25	1,030,382
245,000	Baa1(a)	Tennergy Corp., Revenue Bonds, Gas Supply, Series A, 5.500% due 10/1/53(b)	255,377
500,000	BBB+	Tennessee Energy Acquisition Corp., Revenue Bonds, Series C, 5.000% due 2/1/25	501,249
485,000	Aa2(a)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	482,221

		Total Tennessee	2,752,704

Texas — 8.1%
		City of Dallas, GO:
630,000	AA-	5.000% due 2/15/28	679,591
500,000	AA-	Series A, 5.000% due 2/15/37	553,820
555,000	AA+	City of Manvel, GO, Conservation Trust Funds Obligation, 5.000% due 8/15/26	582,552
100,000	Aaa(a)	Crowley Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/1/48	107,124
500,000	AAA	Dalhart Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/42	537,492
995,000	AAA	Laredo Independent School District, GO, PSF-GTD-Insured, 4.000% due 8/1/25	1,008,375
455,000	NR	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Beta Academy, 3.375% due 8/15/29(c)	409,529
1,000,000	AA-	North Texas Tollway Authority, Revenue Bonds, Series A, 5.000% due 1/1/39	1,019,756
795,000	Aaa(a)	Northside Independent School District, GO, PSF-GTD-Insured, 0.700% due 6/1/50(b)	751,763
145,000	Aaa(a)	Northwest Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/48	154,044
1,250,000	AA+	San Antonio Water System, Revenue Bonds, Junior Lien Revenue and Refunding Bonds, Series C, 5.000% due 5/15/46	1,274,470
1,000,000	AA-	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Methodist Hospitals of Dallas, 4.000% due 10/1/52	895,648

		Total Texas	7,974,164

Utah — 1.0%
500,000	Aaa(a)	Canyons School District, GO, Utah School Bonds Guaranty Program, 2.500% due 6/15/30	459,733
500,000	A-	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	533,648

		Total Utah	993,381

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount†	Rating††	Security	Value

Virginia — 2.3%
$1,000,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, 4.000% due 7/1/52	$929,476
1,000,000	AA+	Virginia College Building Authority, Revenue Bonds, 21st Century College Equipment Program, 5.000% due 2/1/32	1,148,350
80,000	AA+	Virginia Housing Development Authority, Revenue Bonds, Series G, 5.150% due 11/1/52	81,113
100,000	BBB	Virginia Small Business Financing Authority, Revenue Bonds, AMT, 4.000% due 1/1/48(d)	86,520

		Total Virginia	2,245,459

Washington — 2.8%
1,000,000	AA+	King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	1,081,166
1,500,000	AA+	State of Washington, GO, Series R-2022, 4.000% due 7/1/33	1,595,188
100,000	BB(e)	Washington State Housing Finance Commission, Revenue Bonds, Transforming Age Projects, Series A, 5.000% due 1/1/26(c)	97,537

		Total Washington	2,773,891

Wisconsin — 1.8%
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
1,300,000	AA-	Aspirus Inc. Obligation Group, Series A, 4.000% due 8/15/40	1,231,635
500,000	AA	Milwaukee Regional Medical Center Thermal Service Obligated Group, 5.000% due 4/1/37	525,325

		Total Wisconsin	1,756,960

		TOTAL MUNICIPAL BONDS (Cost — $93,911,530)	90,594,075

Shares/Units

OPEN END MUTUAL FUND SECURITY — 2.7%

United States — 2.7%
25,000		iShares® National Muni Bond ETF, Common Class Shares (Cost — $2,593,878)	2,636,500

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $96,505,408)	93,230,575

Face Amount†

SHORT-TERM INVESTMENTS — 4.7%

TIME DEPOSITS — 4.7%
$3,766,908		Barclays Bank PLC — London, 4.680% due 9/1/23	3,766,908
802,522		Citibank — New York, 4.680% due 9/1/23	802,522
74,491		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	74,491

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,643,921)	4,643,921

		TOTAL INVESTMENTS — 99.3% (Cost — $101,149,329)	97,874,496

		Other Assets in Excess of Liabilities — 0.7%	682,765

		TOTAL NET ASSETS — 100.0%	$98,557,261

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
@	The amount is less than 0.05%.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $5,269,117 and represents 5.3% of net assets.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.

At August 31, 2023, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Municipal Bond Fund	$101,127,074	$448,572	$(3,723,405)	$(3,274,833)

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal
AMT	— Alternative Minimum Tax
ETF	— Exchange Traded Fund
GO	— General Obligation
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— Oregon School Bond Guaranty

Summary of Investments by Industry^
General Obligation	38.5%
Health Care Providers & Services	10.2
School District	7.8
Water and Sewer	6.4
Airport	5.9
Development	5.1
Transportation	4.3
Education	3.0
Capital Markets	2.7
Tobacco Settlement	2.6
Utilities	2.5
Power	2.2
Single Family Housing	1.9
Multifamily Housing	1.3
Higher Education	0.6
Housing	0.2
Nursing Homes	0.1
Short-Term Investments	4.7

Total Investments	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

At August 31, 2023, Municipal Bond Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements was as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Note December Futures	9	12/23	$954,211	$962,297	$(8,086)
U.S. Treasury 10-Year Note December Futures	6	12/23	661,753	666,187	(4,434)
U.S. Treasury Long Bond December Futures	7	12/23	842,077	851,812	(9,735)

					$(22,255)

At August 31, 2023, Municipal Bond Fund had deposited cash of $52,000 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

See pages 300-301 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 107.9%
	U.S. Treasury Inflation Indexed Bonds:
$1,958,554	2.375% due 1/15/25	$1,936,167
2,341,232	2.000% due 1/15/26	2,304,333
2,034,577	1.750% due 1/15/28	2,000,066
2,812,652	3.625% due 4/15/28	2,996,697
2,404,501	2.500% due 1/15/29	2,460,000
2,314,395	3.875% due 4/15/29	2,532,723
41,254	3.375% due 4/15/32	45,808
1,101,071	2.125% due 2/15/40	1,129,003
905,613	2.125% due 2/15/41	929,395
2,430,504	0.750% due 2/15/42	1,969,764
2,110,041	0.625% due 2/15/43	1,645,101
2,448,111	1.375% due 2/15/44	2,188,729
2,876,410	0.750% due 2/15/45	2,247,169
2,691,251	1.000% due 2/15/46	2,197,715
1,756,891	0.875% due 2/15/47	1,382,430
1,262,026	1.000% due 2/15/48	1,015,724
970,000	1.000% due 2/15/49	776,059
1,139,290	0.250% due 2/15/50	734,693
1,406,292	0.125% due 2/15/51	860,866
548,020	0.125% due 2/15/52	331,522
2,052,860	1.500% due 2/15/53	1,843,150
	U.S. Treasury Inflation Indexed Notes:
4,707,468	0.625% due 1/15/24(a)	4,644,932
4,234,125	0.500% due 4/15/24	4,143,079
1,156,464	0.125% due 7/15/24	1,125,751
2,735,183	0.125% due 10/15/24	2,644,498
1,674,621	0.250% due 1/15/25	1,609,243
4,016,148	0.125% due 4/15/25	3,830,737
1,929,900	0.375% due 7/15/25	1,849,652
3,998,026	0.125% due 10/15/25	3,796,107
3,544,033	0.625% due 1/15/26	3,380,008
2,675,889	0.125% due 4/15/26	2,510,052
4,626,882	0.125% due 7/15/26	4,345,756
4,131,272	0.125% due 10/15/26(a)	3,864,131
2,816,668	0.375% due 1/15/27	2,637,512
2,701,550	0.125% due 4/15/27	2,498,639
2,881,240	0.375% due 7/15/27	2,695,294
4,325,916	1.625% due 10/15/27	4,244,585
8,136,526	0.500% due 1/15/28(a)	7,583,564
4,023,272	0.750% due 7/15/28	3,794,558
5,546,281	0.875% due 1/15/29(a)	5,224,724
3,300,450	0.250% due 7/15/29	2,996,824
5,028,174	0.125% due 1/15/30(a)	4,476,954
3,772,332	0.125% due 7/15/30	3,346,123
5,168,829	0.125% due 1/15/31(a)	4,532,126
8,093,882	0.125% due 7/15/31(a)	7,065,812
5,173,149	0.125% due 1/15/32	4,463,197
8,925,935	0.625% due 7/15/32(a)	8,021,020
2,458,272	1.125% due 1/15/33	2,294,938

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $148,972,217)	137,146,930

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.5%
			Alternative Loan Trust:
$183,542		Caa2(b)	Series 2006-HY11, Class A1, 5.669% (1-Month Term SOFR + 0.354%) due 6/25/36(c)	$164,159
28,905		WR(b)	Series 2007-4CB, Class 1A35, 6.000% due 4/25/37	24,391
398,615		Caa3(b)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(c)	324,347
300,000		Aaa(b)	ARES L CLO Ltd., Series 2018-50A, Class AR, 6.620% (3-Month Term SOFR + 1.312%) due 1/15/32(c)(d)	298,710
16,943		WR(b)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 4.716% due 5/25/33(c)	15,946
140,147		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 6.404% (1-Month Term SOFR + 1.089%) due 6/25/34(c)	142,404
299,906	EUR	Aaa(b)	Cairn CLO VIII BV, Series 2018-10A, Class AR, 4.443% (3-Month EURIBOR + 0.780%) due 10/15/31(c)(d)	319,562
299,868	EUR	Aaa(b)	Carlyle Global Markets Strategies Euro CLO Ltd., Series 2014-2A, Class AR-1, 4.531% (3-Month EURIBOR + 0.750%) due 11/15/31(c)(d)	319,080
29,179		WR(b)	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 5.789% (1-Month Term SOFR + 0.474%) due 3/25/35(c)(d)	28,074
			CHL Mortgage Pass-Through Trust:
491,765		WR(b)	Series 2005-HYB6, Class 2A1, 4.420% due 10/20/35(c)	470,859
47,019		WR(b)	Series 2005-HYB9, Class 2A1, 7.873% (1-Year Term SOFR + 2.465%) due 2/20/36(c)	42,325
83,544		Caa2(b)	Series 2006-6, Class A4, 6.000% due 4/25/36	43,805
120,107		WD(e)	Series 2007-1, Class A1, 6.000% due 3/25/37	59,218
			Citigroup Mortgage Loan Trust:
4,227		WR(b)	Series 2004-HYB2, Class 2A, 4.320% due 3/25/34(c)	3,722
113,303		Caa2(b)	Series 2007-AR4, Class 1A1A, 4.109% due 3/25/37(c)	97,163
15,594		WR(b)	Citigroup Mortgage Loan Trust Inc., Series 2004-NCM2, Class 1CB1, 5.500% due 8/25/34	13,758
195,117		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 5.579% (1-Month Term SOFR + 0.264%) due 9/29/36(c)(d)	187,685
			Credit-Based Asset Servicing & Securitization LLC:
153,000		CCC	Series 2005-CB3, Class M4, 3.587% (1-Month Term SOFR + 1.164%) due 6/25/35(c)	144,778
714,708		CC	Series 2007-CB6, Class A3, 5.649% (1-Month Term SOFR + 0.334%) due 7/25/37(c)(d)	459,087
			CWABS Asset-Backed Certificates Trust:
149,011		Caa2(b)	Series 2004-7, Class MV5, 3.977% (1-Month Term SOFR + 1.839%) due 11/25/34(c)	126,160
268,366		CC	Series 2007-1, Class 1A, 5.569% (1-Month Term SOFR + 0.254%) due 7/25/37(c)	242,727
56,095		D	Series 2007-6, Class 1A, 5.629% (1-Month Term SOFR + 0.314%) due 9/25/37(c)	48,804
294,118		CCC	Series 2007-8, Class 1A1, 5.619% (1-Month Term SOFR + 0.304%) due 11/25/37(c)	267,859
500,000	EUR	AAA	Dryden 44 Euro CLO, Series 2015-44A, Class A1RR, 4.543% (3-Month EURIBOR + 0.880%) due 4/15/34(c)(d)	527,611
288,610		Aaa(b)	Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 6.550% (3-Month Term SOFR + 1.242%) due 4/15/28(c)(d)	287,833
604,322		CCC	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 6.529% (1-Month Term SOFR + 1.214%) due 5/25/37(c)(d)	575,045
500,000		NR	Freddie Mac Multifamily Structured Pass Through Certificates, Series KBX1, Class A2, 2.920% due 1/25/26	480,224
			Government National Mortgage Association (GNMA):
232,563		NR	Series 2018-H15, Class FG, 3.858% (1-Year Term SOFR + 0.865%) due 8/20/68(c)	227,825
504,315		NR	Series 2023-H11, Class FC, 6.338% (30-Day Average SOFR + 1.100%) due 5/20/73(c)	509,854
2,600,000		NR	Series 2023-H19, Class FA, 6.200% (30-Day Average SOFR + 0.900%) due 8/20/73(c)	2,600,221
19,828		D	GSAA Trust, Series 2006-7, Class AF4A, step bond to yield, 6.720% due 3/25/46	11,177
3,235		AA-	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 6.108% (1-Month Term SOFR + 0.794%) due 6/20/35(c)	2,938
265,862	EUR	AAA	Harvest CLO XI DAC, Series 11A, Class ARR, 4.250% (3-Month EURIBOR + 0.650%) due 6/26/30(c)(d)	284,118

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.5% — (continued)
$43,102		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 6.069% (1-Month Term SOFR + 0.754%) due 7/25/45(c)	$33,768
116,188		CCC	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 1A1, 5.889% (1-Month Term SOFR + 0.574%) due 3/25/36(c)	107,037
63,490		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 6.808% (1-Month Term SOFR + 1.497%) due 12/15/31(c)(d)	54,295
91,391	EUR	AAA	Jubilee CDO BV, Series 2015-16A, Class A1R, 4.326% (3-Month EURIBOR + 0.800%) due 12/15/29(c)(d)	98,699
289,765		Aaa(b)	LCM Loan Income Fund I Ltd., Series 1A, Class A, 6.618% (3-Month Term SOFR + 1.292%) due 4/20/31(c)(d)	288,336
221,606		WD(e)	Lehman XS Trust, Series 2007-20N, Class A1, 7.729% (1-Month Term SOFR + 2.414%) due 12/25/37(c)	223,088
154,303		CC	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 5.669% (1-Month Term SOFR + 0.354%) due 8/25/36(c)	61,852
600,000		Aaa(b)	LUX Trust LION, Class A, 7.990% (1-Month Term SOFR + 2.690%) due 8/15/28(c)(d)(f)	603,118
300,000		NR	Marathon Static CLO, Series 2022-18, Class A1R (3-Month Term SOFR + 1.750%) due 7/20/30(c)(d)	300,000
265,554		AAA	MKS CLO Ltd., Series 2017-2A, Class A, 6.778% (3-Month Term SOFR + 1.452%) due 1/20/31(c)(d)	264,918
4,835		WR(b)	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 5.905% (1-Month Term SOFR + 0.594%) due 6/15/30(c)	4,720
			New Residential Mortgage Loan Trust:
34,721		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(c)(d)	33,187
179,663		Aaa(b)	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(c)(d)	167,472
			Option One Mortgage Loan Trust:
90,781		CC	Series 2007-1, Class 1A1, 5.569% (1-Month Term SOFR + 0.254%) due 1/25/37(c)	59,333
87,374		CC	Series 2007-2, Class 1A1, 5.569% (1-Month Term SOFR + 0.254%) due 3/25/37(c)	56,940
241,655		Aaa(b)	OZLM VIII Ltd., Series 2014-8A, Class A1R3, 6.550% (3-Month Term SOFR + 1.242%) due 10/17/29(c)(d)	240,825
200,736		BBB+	RASC Trust, Series 2006-KS3, Class M1, 5.924% (1-Month Term SOFR + 0.444%) due 4/25/36(c)	196,863
504,254		WD(e)	Residential Asset Securitization Trust, Series 2006-A10, Class A5, 6.500% due 9/25/36	179,118
			Securitized Asset-Backed Receivables LLC Trust:
454,407		CC	Series 2006-FR3, Class A3, 5.929% (1-Month Term SOFR + 0.614%) due 5/25/36(c)	240,479
94,320		CC	Series 2006-HE2, Class A2C, 5.729% (1-Month Term SOFR + 0.414%) due 7/25/36(c)	38,153
91,942		WR(b)	Sequoia Mortgage Trust, Series 6, Class A, 6.068% (1-Month Term SOFR + 0.754%) due 4/19/27(c)	88,729
			Soundview Home Loan Trust:
203,995		CC	Series 2007-OPT1, Class 1A1, 5.629% (1-Month Term SOFR + 0.314%) due 6/25/37(c)	139,401
51,178		CCC	Series 2007-OPT2, Class 2A3, 5.609% (1-Month Term SOFR + 0.294%) due 7/25/37(c)	43,669
497,421	EUR	Aaa(b)	St Paul’s CLO DAC, Series 4A, Class ARR1, 4.551% (3-Month EURIBOR + 0.830%) due 4/25/30(c)(d)	531,646
39,501		Aaa(b)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 6.450% (3-Month Term SOFR + 1.142%) due 4/15/28(c)(d)	39,548
127,774		Aaa(b)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 6.450% (3-Month Term SOFR + 1.142%) due 4/15/27(c)(d)	127,558
500,000		Aaa(b)	VMC Finance LLC, Series 2022-FL5, Class A, 7.130% (30-Day Average SOFR + 1.900%) due 2/18/39(c)(d)	491,061
			Voya CLO Ltd.:
296,620		Aaa(b)	Series 2017-1A, Class A1R, 6.520% (3-Month Term SOFR + 1.212%) due 4/17/30(c)(d)	295,447
230,323		AAA	Series 2017-2A, Class A1R, 6.550% (3-Month Term SOFR + 1.242%) due 6/7/30(c)(d)	229,860

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.5% — (continued)
			WaMu Mortgage Pass-Through Certificates Trust:
$5,728		Baa1(b)	Series 2002-AR2, Class A, 4.065% (11th District Cost of Funds Index + 1.250%) due 2/27/34(c)	$5,405
2,339		WR(b)	Series 2002-AR17, Class 1A, 5.630% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(c)	2,160

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,558,350)	14,598,154

SOVEREIGN BONDS — 5.5%

Canada — 0.3%
			Canadian Government Real Return Bonds:
536,973	CAD	AAA	4.250% due 12/1/26	424,579
60,477	CAD	AAA	0.500% due 12/1/50	33,098

			Total Canada	457,677

France — 1.1%
			French Republic Government Bonds OAT:
702,618	EUR	AA-u(e)	0.100% due 3/1/26(d)	753,380
234,568	EUR	AA-u(e)	0.100% due 7/25/31(d)	248,752
345,468	EUR	AA-u(e)	0.100% due 7/25/38(d)	346,122

			Total France	1,348,254

Italy — 2.9%
			Italy Buoni Poliennali Del Tesoro:
3,113,206	EUR	NR	1.400% due 5/26/25(d)	3,325,814
356,754	EUR	Baa3u(b)	0.400% due 5/15/30(d)	356,869

			Total Italy	3,682,683

Japan — 1.2%
			Japanese Government CPI Linked Bonds:
62,879,840	JPY	A1(b)	0.100% due 3/10/28	454,066
141,825,600	JPY	A1(b)	0.100% due 3/10/29	1,025,609

			Total Japan	1,479,675

			TOTAL SOVEREIGN BONDS (Cost — $7,905,959)	6,968,289

MORTGAGE-BACKED SECURITIES — 4.1%

FHLMC — 0.2%
			Federal Home Loan Mortgage Corp. (FHLMC):
187,816			3.500% due 6/1/52	167,999
95,094			3.000% due 7/1/52	82,077

			Total FHLMC	250,076

FNMA — 3.9%
			Federal National Mortgage Association (FNMA):
35,714			4.000% due 3/1/50	33,463
187,669			3.000% due 5/1/52	162,099
94,711			4.500% due 10/1/52	89,898
2,700,000			4.000% due 9/1/53(g)	2,493,703
800,000			4.500% due 10/1/53(g)	759,375
1,400,000			5.000% due 10/1/53(g)	1,358,438

			Total FNMA	4,896,976

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,239,690)	5,147,052

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 1.3%

Banks — 0.7%
100,000	GBP	BBB	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	$111,981
			Nykredit Realkredit AS, Covered Notes:
7,027,230	DKK	AAA	1.000% due 10/1/50	738,079
99,246	DKK	AAA	1.000% due 10/1/53	9,609

			Total Banks	859,669

Diversified Financial Services — 0.6%
			Jyske Realkredit AS, Covered Notes:
3,486,780	DKK	AAA	1.000% due 10/1/50	366,517
481,357	DKK	AAA	1.500% due 10/1/53	52,281
			Nordea Kredit Realkreditaktieselskab, Covered Notes:
1,682,143	DKK	AAA	1.000% due 10/1/50	177,045
100,002	DKK	AAA	1.500% due 10/1/53	9,581
			Realkredit Danmark AS, Covered Notes:
1,234,664	DKK	AAA	1.000% due 10/1/50	129,783
576,716	DKK	AAA	1.000% due 10/1/53	58,488
180,768	DKK	AAA	1.500% due 10/1/53	19,845

			Total Diversified Financial Services	813,540

			TOTAL CORPORATE BONDS & NOTES (Cost — $2,383,191)	1,673,209

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $180,059,407)	165,533,634

SHORT-TERM INVESTMENTS — 0.7%

TIME DEPOSITS — 0.7%
175	CAD		BBH — Grand Cayman, 3.830% due 9/1/23	129
			BNP Paribas — Paris:
15,942	SEK		2.460% due 9/1/23	1,456
55,062	AUD		2.860% due 9/1/23	35,675
2,978	NZD		3.850% due 9/1/23	1,776
451	SGD		HSBC Bank — Singapore, 2.810% due 9/4/23	333
955	GBP		HSBC Bank — London, 4.170% due 9/1/23	1,210
10,358,459	JPY		ING Bank , Amsterdam, (0.530)% due 9/1/23	71,204
$626,537			JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	626,537
			Skandinaviska Enskilda Banken AB — Stockholm:
15,933	DKK		2.250% due 9/1/23	2,318
463	NOK		2.800% due 9/1/23	44
5,157	ZAR		Standard Chartered Bank — Johannesburg, 6.160% due 9/1/23	273
120,986	EUR		Sumitomo Mitsui Banking Corp. — Tokyo, 2.630% due 9/1/23	131,185

			TOTAL SHORT-TERM INVESTMENTS (Cost — $872,140)	872,140

			TOTAL INVESTMENTS IN SECURITIES (Cost — $180,931,547)	166,405,774

			TOTAL INVESTMENTS IN PURCHASED OPTIONS — 0.2% (Cost — $68,276)	305,047

			TOTAL INVESTMENTS — 131.2% (Cost — $180,999,823)	166,710,821

			Liabilities in Excess of Other Assets — (31.2)%	(39,620,108)

			TOTAL NET ASSETS — 100.0%	$127,090,713

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(d)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $12,083,712 and represents 9.5% of net assets.

(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	This security is traded on a TBA basis (see Note 1).

At August 31, 2023, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Inflation-Linked Fixed Income Fund	$183,879,616	$5,730,731	$(23,353,704)	$(17,622,973)

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
DAC	— Designated Activity Company
EURIBOR	— Euro Interbank Offered Rate
LLC	— Limited Liability Company
OAT	— Obligations assimilables du Trésor
PLC	— Public Limited Company
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
U.S. Government Agencies & Obligations	82.3%
Collateralized Mortgage Obligations	8.7
Sovereign Bonds	4.2
Mortgage-Backed Securities	3.1
Corporate Bonds & Notes	1.0
Purchased Options	0.2
Short-Term Investments	0.5

Total Investments	100.0%

^	As a percentage of total investments.

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Option Contracts Purchased:

Interest Rate Swaption

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,100,000	$ 62,383	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put (Cost — $68,276)	DUB	11/17/23	2.237%	$305,047

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,200,000	$ 68,055	OTC 2-Year Swaption, 3-Month USD-LIBOR, Call	BNP	9/12/23	3.750%	$3
1,300,000	73,726	OTC 2-Year Swaption, 3-Month USD-LIBOR, Call	JPM	9/12/23	3.750%	3
7,000,000	396,985	OTC 2-Year Swaption, 3-Month USD-LIBOR, Put	BNP	10/27/23	4.611%	24,719
5,600,000	317,588	OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	DUB	11/17/23	2.340%	463,218

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $115,595)				$487,943

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†	Security	Value
	Bank of America:
$2,799,750	5.380% due 9/5/23	$2,799,750
738,500	5.390% due 9/7/23	738,500
	NatWest Markets Securities Inc.:
3,199,000	5.400% due 9/6/23	3,199,000
3,181,375	5.390% due 9/13/23	3,181,375
25,655,418	Nomura Securities International, Inc., 5.390% due 9/14/23	25,655,418

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $35,574,043)	$35,574,043

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2023, the daily average borrowing and interest rate under the reverse repurchase agreements were $30,232,451 and 4.448%, respectively.

At August 31, 2023, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro-Bund December Futures	17	12/23	$2,430,881	$2,444,782	$13,901
U.S. Treasury Long Bond December Futures	1	12/23	119,899	121,688	1,789
U.S. Ultra Long Bond December Futures	37	12/23	4,254,810	4,296,047	41,237

					56,927

Contracts to Sell:
Euro-Bobl September Futures	12	9/23	1,525,263	1,510,777	14,486
Euro-BTP September Futures	6	9/23	749,338	754,152	(4,814)
Euro-Buxl 30-Year Bond September Futures	8	9/23	1,191,342	1,160,635	30,707
Euro-OAT September Futures	7	9/23	979,936	970,850	9,086
Euro-Schatz Note December Futures	99	12/23	11,314,269	11,322,824	(8,555)
Euro-Schatz Note September Futures	91	9/23	10,422,833	10,372,326	50,507

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Short Euro-BTP September Futures	14	9/23	$1,602,498	$1,598,324	$4,174
U.S. Treasury 2-Year Note December Futures	18	12/23	3,666,741	3,668,485	(1,744)
U.S. Treasury 10-Year Note December Futures	80	12/23	8,765,172	8,882,500	(117,328)
U.S. Treasury Ultra Long Bond December Futures	29	12/23	3,647,326	3,754,594	(107,268)

					(130,749)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(73,822)

At August 31, 2023, Inflation-Linked Fixed Income Fund had deposited cash of $646,000 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

At August 31, 2023, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Danish Krone	5,253,077	USD	767,515	MLP	$764,267	9/5/23	$(3,248)
Euro	6,690,000	USD	7,223,193	HSBC	7,253,967	9/5/23	30,774
Japanese Yen	79,169,655	USD	541,072	HSBC	544,215	9/5/23	3,143
New Zealand Dollar	56,627	USD	34,923	BNP	33,761	9/5/23	(1,162)
New Zealand Dollar	56,627	USD	33,389	SCB	33,764	10/3/23	375
Peruvian Sol	238,207	USD	66,086	BCLY	64,433	9/20/23	(1,653)

							28,229

Contracts to Sell:
British Pound	99,000	USD	126,831	BCLY	125,403	9/5/23	1,428
Canadian Dollar	622,000	USD	469,217	JPM	460,331	9/5/23	8,886
Danish Krone	5,713,213	USD	835,100	BNP	832,573	10/3/23	2,527
Danish Krone	5,244,476	USD	767,515	MLP	764,265	10/3/23	3,250
Danish Krone	10,981,447	USD	1,627,700	SCB	1,597,685	9/5/23	30,015
Euro	6,690,000	USD	7,233,161	HSBC	7,263,741	10/3/23	(30,580)
Euro	6,690,000	USD	7,462,909	JPM	7,253,967	9/5/23	208,942
Japanese Yen	56,712,447	USD	390,148	BNP	391,595	10/3/23	(1,447)
Japanese Yen	136,100,000	USD	958,374	BNP	935,556	9/5/23	22,818
Japanese Yen	78,815,361	USD	541,072	HSBC	544,213	10/3/23	(3,141)
New Zealand Dollar	56,627	USD	33,386	SCB	33,761	9/5/23	(375)
Peruvian Sol	426,361	USD	115,796	JPM	115,327	9/20/23	469

							242,792

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$271,021

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EURIBOR	0.197%	11/8/52	12-Month	EUR	1,400,000	$768,394	$—	$768,394
Pay	6-Month EURIBOR	0.550%	8/10/24	12-Month	EUR	100,000	(3,618)	—	(3,618)
Pay	6-Month EURIBOR	0.650%	4/12/27	12-Month	EUR	300,000	(31,978)	—	(31,978)
Pay	6-Month EURIBOR	0.650%	5/11/27	12-Month	EUR	300,000	(32,023)	—	(32,023)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EURIBOR	0.700%	4/11/27	12-Month	EUR	200,000	$(20,933)	$—	$(20,933)
Receive	6-Month EURIBOR	2.500%	9/20/53	12-Month	EUR	200,000	8,947	5,219	3,728
Pay	6-Month EURIBOR	2.879%	8/15/32	6-Month	EUR	1,200,000	(17,200)	—	(17,200)
Pay	6-Month EURIBOR	3.000%	9/20/33	12-Month	EUR	2,600,000	(9,760)	6,886	(16,646)
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.300%	9/20/27	6-Month	JPY	5,590,000	135	(1,139)	1,274
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.500%	12/15/31	12-Month	JPY	245,000,000	24,220	5,218	19,002
Receive	Bank of Japan Uncollateralised Overnight Call Rate	0.850%	9/20/33	12-Month	JPY	110,000,000	785	399	386
Receive	SOFR	1.840%	11/21/28	6-Month	USD	1,500,000	157,024	—	157,024
Pay	SOFR	1.888%	11/21/53	6-Month	USD	300,000	(101,785)	—	(101,785)
Receive	SOFR	2.865%	2/13/54	12-Month	USD	1,400,000	151,635	27,102	124,533
Pay	SOFR	3.085%	2/13/34	12-Month	USD	3,100,000	(158,842)	(23,830)	(135,012)
Receive	SOFR	4.250%	12/20/25	12-Month	USD	14,300,000	59,979	15,466	44,513

							$794,980	$35,321	$759,659

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	2-Year EUR Inflation Linked	3.520%	9/15/24	EUR	200,000	$(2,903)	$(516)	$(2,387)
Pay	2-Year EUR Inflation Linked	3.720%	9/15/24	EUR	300,000	(3,055)	(654)	(2,401)
Pay	2-Year EUR Inflation Linked	3.850%	9/15/24	EUR	400,000	(2,945)	—	(2,945)
Receive	5-Year EUR Inflation Linked	2.260%	3/15/28	EUR	600,000	13,953	—	13,953
Receive	5-Year EUR Inflation Linked	1.030%	3/15/24	EUR	1,000,000	98,490	(37,985)	136,475
Receive	5-Year EUR Inflation Linked	3.000%	5/15/27	EUR	200,000	7,780	100	7,680
Receive	8-Year EUR Inflation Linked	2.359%	8/15/30	EUR	200,000	10,718	—	10,718
Pay	10-Year EUR Inflation Linked	1.380%	3/15/31	EUR	1,300,000	(304,508)	(9,569)	(294,939)
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	(148,134)	93,051	(241,185)
Receive	10-Year EUR Inflation Linked	2.470%	7/15/32	EUR	200,000	10,562	—	10,562
Receive	10-Year EUR Inflation Linked	2.570%	6/15/32	EUR	300,000	12,763	—	12,763
Receive	10-Year EUR Inflation Linked	2.600%	5/15/32	EUR	400,000	22,454	2,060	20,394
Receive	10-Year EUR Inflation Linked	2.720%	6/15/32	EUR	500,000	13,238	(4,228)	17,466
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	19,201	(15,114)	34,315
Pay	15-Year EUR Inflation Linked	2.488%	5/15/37	EUR	200,000	(15,499)	201	(15,700)
Pay	30-Year EUR Inflation Linked	2.700%	4/15/53	EUR	200,000	(1,857)	1,337	(3,194)
Pay	30-Year EUR Inflation Linked	2.421%	5/15/52	EUR	30,000	(4,729)	—	(4,729)
Pay	30-Year EUR Inflation Linked	2.590%	12/15/52	EUR	100,000	(5,631)	—	(5,631)
Pay	30-Year EUR Inflation Linked	2.590%	3/15/52	EUR	200,000	(24,696)	(2,478)	(22,218)
Receive	5-Year USD Inflation Linked	2.703%	5/25/26	USD	510,000	38,678	80	38,598
Receive	5-Year USD Inflation Linked	2.768%	5/13/26	USD	500,000	36,803	—	36,803
Receive	5-Year USD Inflation Linked	2.813%	5/14/26	USD	300,000	21,382	—	21,382
Receive	7-Year USD Inflation Linked	1.798%	8/25/27	USD	600,000	87,647	5,868	81,779
Receive	7-Year USD Inflation Linked	1.890%	8/27/27	USD	700,000	97,768	1,693	96,075
Receive	7-Year USD Inflation Linked	2.573%	8/26/28	USD	100,000	6,331	—	6,331
Receive	7-Year USD Inflation Linked	2.645%	9/10/28	USD	100,000	5,583	—	5,583
Pay	10-Year USD Inflation Linked	1.280%	5/19/30	USD	800,000	(158,679)	(50,027)	(108,652)
Pay	10-Year USD Inflation Linked	1.760%	11/4/29	USD	1,200,000	(183,576)	(8,764)	(174,812)
Pay	10-Year USD Inflation Linked	1.883%	11/20/29	USD	1,500,000	(212,908)	9,233	(222,141)
Receive	10-Year USD Inflation Linked	2.311%	2/24/31	USD	2,300,000	249,783	1,035	248,748
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	960,000	(87,907)	59,292	(147,199)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	10-Year USD Inflation Linked	2.353%	5/9/28	USD	360,000	$(31,866)	$24,122	$(55,988)
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	(47,385)	36,670	(84,055)
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	(48,083)	37,569	(85,652)

						$(531,227)	$142,976	$(674,203)

At August 31, 2023, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contract:

Centrally Cleared — Credit Default Swaps on Corporate Issue — Sell Protection (1)

Reference Obligation & Rating†	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23(2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Appreciation
General Electric Co., BBB+	1.000%	12/20/23	3-Month	0.219%	USD	100,000	$439	$425	$14

†	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2023, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $379,000 for open centrally cleared swap contracts.

At August 31, 2023, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $210,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	DUB	— Deutsche Bank AG
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
JPY	— Japanese Yen	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
NOK	— Norwegian Krone	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
ZAR	— South African Rand

See pages 300-301 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

CORPORATE BONDS & NOTES — 42.0%

Agriculture — 1.0%
			Imperial Brands Finance PLC, Company Guaranteed Notes:
$2,000,000		BBB	3.125% due 7/26/24(a)	$1,947,481
700,000		BBB	3.500% due 7/26/26(a)	658,001
372,000		BBB+	Reynolds American Inc., Company Guaranteed Notes, 4.450% due 6/12/25	364,131

			Total Agriculture	2,969,613

Auto Manufacturers — 1.9%
2,000,000		BBB+	Hyundai Capital America, Senior Unsecured Notes, 6.485% (SOFR + 1.150%) due 8/4/25(a)(b)(c)	2,008,578
1,000,000		BB+	Nissan Motor Acceptance Co. LLC, Senior Unsecured Notes, 3.875% due 9/21/23(a)	999,356
2,800,000		BB+	Nissan Motor Co., Ltd., Senior Unsecured Notes, 3.043% due 9/15/23(a)	2,797,532

			Total Auto Manufacturers	5,805,466

Banks — 18.4%
1,000,000		BBB+	Aozora Bank Ltd., Senior Unsecured Notes, 1.050% due 9/9/24	947,904
150,000		A+	Banco Santander SA, Senior Unsecured Notes, 3.892% due 5/24/24	147,717
3,400,000		A-	Bank of America Corp., Senior Unsecured Notes, 0.976% (SOFR + 0.690%) due 4/22/25(b)	3,285,261
3,100,000		BBB+	Barclays PLC, Senior Unsecured Notes, 3.932% (3-Month USD-LIBOR + 1.610%) due 5/7/25(b)	3,055,421
			BNP Paribas SA, Senior Unsecured Notes:
400,000	AUD	A-	5.888% (3-Month Australian Bank Bill + 1.750%) due 2/28/24(b)	259,850
2,325,000		A-	3.375% due 1/9/25(a)	2,249,037
760,000	AUD	BBB+	Citigroup Inc., Senior Unsecured Notes, 5.996% (3-Month Australian Bank Bill + 1.720%) due 10/27/23(b)	493,144
500,000		A	Credit Suisse AG, Senior Unsecured Notes, 4.750% due 8/9/24	493,270
			Danske Bank AS, Senior Unsecured Notes:
1,000,000		BBB+	3.875% due 9/12/23(a)	999,553
200,000		BBB+	5.375% due 1/12/24(a)	199,274
			Deutsche Bank AG, Senior Unsecured Notes:
400,000		BBB-	3.700% due 5/30/24	392,299
2,100,000		BBB-	2.222% (SOFR + 2.159%) due 9/18/24(b)	2,096,740
1,237,000		A-	Deutsche Bank AG, (Cost — $1,214,205, acquired 3/31/22), Senior Unsecured Notes, 0.898% due 5/28/24(d)	1,193,149
400,000		AA-	DNB Bank ASA, Senior Unsecured Notes, 2.968% (SOFR + 0.810%) due 3/28/25(a)(b)	393,239
1,700,000	AUD	AA-	First Abu Dhabi Bank PJSC, Senior Unsecured Notes, 5.250% (3-Month Australian Bank Bill + 1.100%) due 2/18/25(b)	1,098,863
			Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,000,000	AUD	BBB+	5.738% (3-Month Australian Bank Bill + 1.550%) due 5/2/24(b)	649,452
2,000,000		BBB+	5.700% due 11/1/24	1,996,255
5,900,000		A-	HSBC Holdings PLC, Senior Unsecured Notes, 6.770% (3-Month USD-LIBOR + 1.230%) due 3/11/25(b)	5,913,379
1,900,000		A-	ING Groep NV, Senior Unsecured Notes, 6.262% (SOFR + 1.010%) due 4/1/27(b)	1,883,185
2,300,000		A-	JPMorgan Chase & Co., Senior Unsecured Notes, 3.220% (3-Month Term SOFR + 1.417%) due 3/1/25(b)	2,268,566
3,700,000	AUD	BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 5.579% (3-Month Australian Bank Bill + 1.400%) due 3/7/25(b)	2,403,468
			Mizuho Financial Group Inc., Senior Unsecured Notes:
100,000		A-	0.849% (0.872% — 3-Month Term SOFR) due 9/8/24(e)	99,966
1,800,000		A-	3.922% (3-Month Term SOFR + 1.262%) due 9/11/24(b)	1,799,151
1,300,000		BBB+	NatWest Group PLC, Senior Unsecured Notes, 4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(b)	1,285,590
1,000,000		A	NatWest Markets PLC, Senior Unsecured Notes, 6.687% (SOFR + 1.450%) due 3/22/25(a)(b)	1,007,346
600,000		AA-	Nordea Bank Abp, Senior Unsecured Notes, 6.146% (SOFR + 0.960%) due 6/6/25(a)(b)	601,759

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Banks — 18.4% — (continued)
$2,900,000		BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(b)	$2,891,574
			Societe Generale SA, Senior Unsecured Notes:
800,000		BBB	3.875% due 3/28/24(a)	788,931
2,300,000		BBB	2.625% due 1/22/25(a)	2,189,081
			Standard Chartered PLC, Senior Unsecured Notes:
1,700,000		BBB+	3.785% (3-Month USD-LIBOR + 1.560%) due 5/21/25(a)(b)	1,668,697
1,400,000		BBB+	6.998% (SOFR + 1.740%) due 3/30/26(a)(b)	1,407,572
7,700,000	AUD	A-	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 5.537% (3-Month Australian Bank Bill + 1.250%) due 10/16/24(b)	4,997,766
5,600,000	AUD	A+	UBS AG, Senior Unsecured Notes, 5.127% (3-Month Australian Bank Bill + 0.870%) due 7/30/25(b)	3,618,332
2,100,000		BBB+	Wells Fargo & Co., Senior Unsecured Notes, 2.406% (3-Month Term SOFR + 1.087%) due 10/30/25(b)	2,015,105

			Total Banks	56,789,896

Beverages — 0.6%
2,100,000		BBB-	JDE Peet’s NV, Company Guaranteed Notes, 0.800% due 9/24/24(a)	1,980,116

Commercial Services — 1.1%
5,000,000	AUD	BBB	Transurban Queensland Finance Pty Ltd., Senior Secured Notes, 6.352% (3-Month Australian Bank Bill + 2.050%) due 12/16/24(b)	3,273,750

Diversified Financial Services — 3.8%
3,000,000		BBB	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 4.875% due 1/16/24	2,985,662
900,000		BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.125% due 10/1/23(a)	898,573
400,000		A-	BOC Aviation Ltd., Senior Unsecured Notes, 6.667% (3-Month USD-LIBOR + 1.125%) due 9/26/23(a)(b)	400,000
2,500,000		BBB-	Cantor Fitzgerald LP, Senior Unsecured Notes, 4.875% due 5/1/24(a)	2,463,093
800,000		A-	LeasePlan Corp. NV, Senior Unsecured Notes, 2.875% due 10/24/24(a)	769,007
2,700,000		BBB+	Nomura Holdings Inc., Senior Unsecured Notes, 2.648% due 1/16/25	2,578,174
500,000		BBB-	Park Aerospace Holdings Ltd., Company Guaranteed Notes, 5.500% due 2/15/24(a)	496,785
			Synchrony Financial, Senior Unsecured Notes:
400,000		BBB-	4.375% due 3/19/24	395,336
900,000		BBB-	4.250% due 8/15/24	878,778

			Total Diversified Financial Services	11,865,408

Electric — 4.6%
			Ausgrid Finance Pty Ltd., Senior Secured Notes:
1,000,000	AUD	Baa1(f)	3.750% due 10/30/24	639,674
1,200,000	AUD	Baa1(f)	5.477% (3-Month Australian Bank Bill + 1.220%) due 10/30/24(b)	780,531
			Enel Finance International NV:
			Company Guaranteed Notes:
1,000,000		BBB+	2.650% due 9/10/24(a)	967,811
1,000,000		BBB+	2.650% due 9/10/24	967,811
921,000		BBB+	Senior Unsecured Notes, 4.250% due 6/15/25(a)	896,540
1,600,000		BBB+	Israel Electric Corp., Ltd., Senior Secured Notes, 5.000% due 11/12/24(a)	1,581,672
2,900,000	AUD	Aa2(f)	Korea Southern Power Co., Ltd., Senior Unsecured Notes, 5.227% (3-Month Australian Bank Bill + 0.970%) due 10/30/24(b)	1,876,426
			Pacific Gas & Electric Co., 1st Mortgage Notes:
300,000		BBB-	1.700% due 11/15/23	297,259
500,000		BBB-	3.850% due 11/15/23	497,811
300,000		BBB-	3.750% due 2/15/24	296,644
100,000		BBB-	3.400% due 8/15/24	97,498
2,000,000		A-	Southern California Edison Co., 1st Mortgage Notes, 1.100% due 4/1/24	1,945,969

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Electric — 4.6% — (continued)
5,000,000	AUD	A-	Victoria Power Networks Finance Pty Ltd., Company Guaranteed Notes, 4.645% (3-Month Australian Bank Bill + 0.500%) due 8/23/24(b)	$3,227,331

			Total Electric	14,072,977

Electronics — 0.5%
$1,500,000		BBB-	TD SYNNEX Corp., Senior Unsecured Notes, 1.250% due 8/9/24	1,430,561

Healthcare — Products — 0.3%
1,000,000		BBB	Baxter International Inc., Senior Unsecured Notes, 5.595% (SOFR + 0.260%) due 12/1/23(b)	998,685

Healthcare — Services — 1.3%
4,100,000		BBB-	HCA Inc., Company Guaranteed Notes, 5.000% due 3/15/24	4,077,583

Insurance — 2.3%
			Athene Global Funding:
			Secured Notes:
600,000		A+	6.273% (3-Month USD-LIBOR + 0.730%) due 1/8/24(a)(b)	598,206
400,000		A+	2.514% due 3/8/24(a)	392,327
1,400,000		A+	1.000% due 4/16/24(a)	1,354,757
800,000		A+	Senior Secured Notes, 6.035% (SOFR + 0.700%) due 5/24/24(a)(b)	794,249
200,000		A-	CNO Global Funding, Secured Notes, 1.650% due 1/6/25(a)	187,511
2,400,000		A-	GA Global Funding Trust, Senior Secured Notes, 1.250% due 12/8/23(a)	2,368,297
1,400,000		A	Jackson National Life Global Funding, Secured Notes, 6.403% (SOFR + 1.150%) due 6/28/24(a)(b)	1,400,836

			Total Insurance	7,096,183

Investment Companies — 0.1%
400,000		Baa3(f)	FS KKR Capital Corp., Senior Unsecured Notes, 1.650% due 10/12/24	377,382

Media — 1.9%
5,464,000		BBB-	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 7.284% (3-Month Term SOFR + 1.912%) due 2/1/24(b)	5,486,782
300,000		BBB	Fox Corp., Senior Unsecured Notes, 4.030% due 1/25/24	297,686

			Total Media	5,784,468

Packaging & Containers — 0.3%
1,114,000		BBB-	Berry Global Inc., Senior Secured Notes, 4.875% due 7/15/26(a)	1,076,233

Pharmaceuticals — 0.7%
2,225,000		BBB	Bayer US Finance II LLC, Company Guaranteed Notes, 6.562% (3-Month USD-LIBOR + 1.010%) due 12/15/23(a)(b)	2,226,464

Pipelines — 0.6%
			Energy Transfer LP, Senior Unsecured Notes:
900,000		BBB	4.250% due 4/1/24	890,688
600,000		BBB	4.500% due 4/15/24	594,373
281,000		BBB+	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.750% due 5/15/24	280,674

			Total Pipelines	1,765,735

Retail — 0.8%
2,500,000		A	7-Eleven Inc., Senior Unsecured Notes, 0.800% due 2/10/24(a)	2,443,839

Semiconductors — 0.8%
200,000		BBB	Renesas Electronics Corp., Senior Unsecured Notes, 1.543% due 11/26/24	188,370
200,000		BBB	Renesas Electronics Corp., Senior Unsecured Notes, 1.543% due 11/26/24(a)	188,370
2,100,000		BBB-	SK Hynix Inc., Senior Unsecured Notes, 1.000% due 1/19/24(a)	2,059,328

			Total Semiconductors	2,436,068

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Telecommunications — 0.8%
3,900,000	AUD	BBB	AT&T Inc., Senior Unsecured Notes, 5.568% (3-Month Australian Bank Bill + 1.250%) due 9/19/23(b)	$2,527,348

Trucking & Leasing — 0.2%
$700,000		A-	SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.550% due 4/15/24(a)	689,560

			TOTAL CORPORATE BONDS & NOTES (Cost — $134,324,246)	129,687,335

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.5%
375,666		CCC	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 6.209% (1-Month Term SOFR + 0.894%) due 4/25/34(b)	348,865
500,000		Aaa(f)	ACREC LLC, Series 2023-FL2, Class A, 7.540% (1-Month Term SOFR + 2.230%) due 2/19/38(a)(b)	500,911
1,573,440		Aaa(f)	Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, 6.620% (3-Month Term SOFR + 1.312%) due 7/15/30(a)(b)	1,568,009
2,086,500		Aaa(f)	Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 6.495% (1-Month Term SOFR + 1.184%) due 8/15/34(a)(b)	2,047,430
300,000		Aaa(f)	ARES L CLO Ltd., Series 2018-50A, Class AR, 6.620% (3-Month Term SOFR + 1.312%) due 1/15/32(a)(b)	298,710
700,000		AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 6.558% (1-Month Term SOFR + 1.247%) due 6/15/35(a)(b)	690,034
1,078,035	GBP	AAA	Avon Finance No 2 PLC, Series 2A, Class A, 5.925% (Sterling Overnight Index Average + 0.900%) due 9/20/48(a)(b)	1,366,186
1,192,999	EUR	Aaa(f)	Bain Capital Euro CLO DAC, Series 2018-2A, Class AR, 4.445% (3-Month EURIBOR + 0.740%) due 1/20/32(a)(b)	1,268,302
			BAMLL Commercial Mortgage Securities Trust:
500,000		AAA	Series 2019-AHT, Class A, 6.558% (1-Month Term SOFR + 1.247%) due 3/15/34(a)(b)	494,655
400,000		Aaa(f)	Series 2019-RLJ, Class A, 6.408% (1-Month Term SOFR + 1.097%) due 4/15/36(a)(b)	396,998
300,368		BBB-	Bear Stearns Asset Backed Securities I Trust, Series 2005-CL1, Class A2, 3.646% (1-Month Term SOFR + 0.614%) due 9/25/34(b)	291,298
1,200,000		Aaa(f)	Birch Grove CLO Ltd., Series 19A, Class AR, 6.682% (3-Month USD-LIBOR + 1.130%) due 6/15/31(a)(b)	1,195,804
742,360	EUR	AAA	Black Diamond CLO DAC, Series 2017-2A, Class A1, 4.565% (3-Month EURIBOR + 0.860%) due 1/20/32(a)(b)	799,024
1,943,037	EUR	AAA	Bruegel DAC, Series 2021-1A, Class A, 4.616% (3-Month EURIBOR + 0.800%) due 5/22/31(a)(b)	1,989,103
1,600,000		NR	BWAY Mortgage Trust, Series 2021-1450, Class A, 6.675% (1-Month Term SOFR + 1.364%) due 9/15/36(a)(b)	1,503,874
1,236,286		Aaa(f)	BXMT Ltd., Series 2020-FL3, Class A, 6.828% (1-Month Term SOFR + 1.514%) due 11/15/37(a)(b)	1,190,858
416,495		A-1+	CCG Receivables Trust, Series 2023-1, Class A1, 5.395% due 3/14/24(a)	416,516
2,700,000		AAA	Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A, 6.605% (1-Month Term SOFR + 1.294%) due 10/15/36(a)(b)	2,668,328
1,551,485		Aaa(f)	Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A11, 5.000% (30-Day Average SOFR + 0.850%) due 5/25/51(a)(b)	1,421,151
1,600,000		NR	COMM Mortgage Trust, Series 2021-2400, Class A, 6.725% (1-Month Term SOFR + 1.414%) due 12/15/38(a)(b)	1,496,951
			Credit Suisse Commercial Mortgage Capital Trust:
243,932		AAA	Series 2021-INV1, Class A11, 5.000% (30-Day Average SOFR + 0.800%) due 7/25/56(a)(b)	223,836
739,958		NR	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(a)(b)	699,869
181,512		AAA(g)	Series 2022-RPL4, Class A1, 3.904% due 4/25/62(a)(b)	169,579
121,978		B-	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 6.284% (1-Month Term SOFR + 0.969%) due 8/25/34(b)	121,896
400,000		Aaa(f)	DLLAA LLC, Series 2023-1A, Class A2, 5.930% due 7/20/26(a)	402,045
1,295,324	EUR	AAA	Dryden 27 Euro CLO DAC, Series 2017-27A, Class AR, 4.323% (3-Month EURIBOR + 0.660%) due 4/15/33(a)(b)	1,379,910

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.5% — (continued)
$2,004,048		Aaa(f)	Extended Stay America Trust, Series 2021-ESH, Class A, 6.504% (1-Month Term SOFR + 1.194%) due 7/15/38(a)(b)	$1,986,599
			Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
478,538		NR	Series 4344, Class FA, 4.610% (30-Day Average SOFR + 0.564%) due 12/15/37(b)	463,667
670,443		NR	Series 4351, Class FA, 4.630% (30-Day Average SOFR + 0.564%) due 5/15/38(b)	652,956
1,134,097		NR	Series 4906, Class WF, 4.735% (30-Day Average SOFR + 0.514%) due 12/15/38(b)	1,095,600
867,264		NR	Federal National Mortgage Association (FNMA), REMICS, Series 2017-108, Class AF, 5.702% (30-Day Average SOFR + 0.414%) due 1/25/48(b)	838,506
151,509		BBB+	Finance America Mortgage Loan Trust, Series 2004-2, Class M1, 6.254% (1-Month Term SOFR + 0.939%) due 8/25/34(b)	142,352
1,848,826	GBP	AAA	Finsbury Square PLC, Series 2021-1GRA, Class AGRN, 5.868% (Sterling Overnight Index Average + 0.650%) due 12/16/67(a)(b)	2,326,081
140,415		A	Fremont Home Loan Trust, Series 2005-A, Class M3, 6.164% (1-Month Term SOFR + 0.849%) due 1/25/35(b)	135,865
600,000		Aaa(f)	Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 6.660% (3-Month Term SOFR + 1.352%) due 7/15/31(a)(b)	597,369
			GCAT Trust:
739,207		AAA	Series 2021-NQM3, Class A1, 1.091% due 5/25/66(a)(b)	601,799
947,098		AAA(g)	Series 2022-HX1, Class A1, 2.885% due 12/27/66(a)(b)	831,404
			Government National Mortgage Association (GNMA):
1,223,153		NR	Series 2016-H06, Class FD, 6.138% (1-Month Term SOFR + 1.034%) due 7/20/65(b)	1,224,029
1,075,727		NR	Series 2017-H15, Class FE, 6.525% (1-Year Term SOFR + 1.515%) due 7/20/67(b)	1,080,016
78,078		NR	Series 2020-17, Class EU, 2.500% due 10/20/49	68,263
55,041		NR	Series 2020-21, Class AC, 2.500% due 1/20/49	48,149
3,362,415		NR	Series 2021-122, Class FA, 3.000% (30-Day Average SOFR + 0.400%) due 7/20/51(b)	2,857,650
201,726		NR	Series 2023-H11, Class FC, 6.338% (30-Day Average SOFR + 1.100%) due 5/20/73(b)	203,942
417,630		Aaa(f)	Greystone CRE Notes Ltd., Series 2019-FL2, Class A, 6.605% (1-Month USD-LIBOR + 1.180%) due 9/15/37(a)(b)	416,123
2,500,000		Aaa(f)	GS Mortgage Securities Corp. Trust, Series 2022-GTWY, Class A, 8.711% (1-Month Term SOFR + 3.400%) due 8/15/39(a)(b)	2,499,293
9,649		Aaa(f)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	9,631
1,367,822		AAA(g)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.750% due 12/25/60(a)(b)	1,239,542
			GS Mortgage-Backed Securities Trust:
755,414		Aaa(f)	Series 2021-GR2, Class A9, 5.000% (30-Day Average SOFR + 0.850%) due 2/25/52(a)(b)	691,737
254,204		Aaa(f)	Series 2021-INV1, Class A9, 5.000% (30-Day Average SOFR + 0.850%) due 12/25/51(a)(b)	232,801
1,596,747	EUR	Aaa(f)	Harvest CLO XVI DAC, Series 2016-A, Class ARR, 4.303% (3-Month EURIBOR + 0.640%) due 10/15/31(a)(b)	1,695,770
500,000	EUR	Aaa(f)	Harvest CLO XXI DAC, Series 2021-A, Class A1R, 4.423% (3-Month EURIBOR + 0.760%) due 7/15/31(a)(b)	531,174
62,659		CCC	Impac CMB Trust, Series 2004-10, Class 1A1, 6.069% (1-Month Term SOFR + 0.754%) due 3/25/35(b)	56,465
158,726		A-	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12, Class A, 6.808% (1-Month Term SOFR + 1.497%) due 12/15/31(a)(b)	135,738
			JP Morgan Mortgage Trust:
184,925		Aaa(f)	Series 2019-INV3, Class A3, 3.500% due 5/25/50(a)(b)	163,115
323,612		Aaa(f)	Series 2021-12, Class A11, 5.000% (30-Day Average SOFR + 0.850%) due 2/25/52(a)(b)	297,367
703,011	EUR	AAA	Jubilee CLO DAC, Series 2015-16A, Class A1R, 4.326% (3-Month EURIBOR + 0.800%) due 12/15/29(a)(b)	759,224
663,384	EUR	AAA	Kinbane DAC, Series 2022-RPL1A, Class A, 4.492% (1-Month EURIBOR + 0.850%) due 9/25/62(a)(b)	714,158
573,918		Aaa(f)	KKR CLO 11 Ltd., Series 11, Class AR, 6.750% (3-Month Term SOFR + 1.442%) due 1/15/31(a)(b)	573,243
2,000,000		Aaa(f)	Kubota Credit Owner Trust, Series 2023-1A, Class A2, 5.400% due 2/17/26(a)	1,998,491

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.5% — (continued)
1,700,000	EUR	Aaa(f)	Laurelin DAC, Series 2016-1A, Class ARR, 4.425% (3-Month EURIBOR + 0.720%) due 10/20/31(a)(b)	$1,814,640
$2,028,355		Aaa(f)	LCM Loan Income Fund I Ltd., Series 1A, Class A, 6.618% (3-Month Term SOFR + 1.292%) due 4/20/31(a)(b)	2,018,353
75,955		AAA	LCM XIII LP, Series 13A, Class AR3, 6.452% (3-Month Term SOFR + 1.132%) due 7/19/27(a)(b)	75,711
			Legacy Mortgage Asset Trust:
303,431		NR	Series 2021-GS5, Class A1, step bond to yield, 2.250% due 7/25/67(a)	283,819
285,835		NR	Series 2021-SL2, Class A, step bond to yield, 1.875% due 10/25/68(a)	264,836
30,393		NR	LL ABS Trust, Series 2021-1A, Class A, 1.070% due 5/15/29(a)	29,862
1,500,000		Aaa(f)	M&T Equipment 2023-LEAF1 Notes, Series 2023-1A, Class A2, 6.090% due 7/15/30(a)	1,500,645
2,700,000		Aaa(f)	M360 Ltd., Series 2021-CRE3, Class A, 6.929% (1-Month Term SOFR + 1.614%) due 11/22/38(a)(b)	2,652,686
152,464		BBB+	MASTR Asset Backed Securities Trust, Series 2004-OPT2, Class A1, 6.129% (1-Month Term SOFR + 0.814%) due 9/25/34(b)	130,076
571,170		Aaa(f)	MF1 Ltd., Series 2020-FL4, Class A, 7.128% (1-Month Term SOFR + 1.814%) due 11/15/35(a)(b)	569,503
547,351		Aaa(f)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A, 6.278% (1-Month Term SOFR + 0.964%) due 7/15/36(a)(b)	542,229
			MFA Trust:
215,039		AAA	Series 2020-NQM1, Class A1, 1.479% due 3/25/65(a)(b)	197,461
241,379		AAA	Series 2020-NQM2, Class A1, 1.381% due 4/25/65(a)(b)	219,739
924,553		AAA	MidOcean Credit CLO II, Series 2013-2A, Class ARR, 6.661% (3-Month Term SOFR + 1.292%) due 1/29/30(a)(b)	921,639
			Mill City Mortgage Loan Trust:
570,725		Aaa(f)	Series 2019-GS2, Class A1, 2.750% due 8/25/59(a)(b)	534,990
424,395		AAA(g)	Series 2021-NMR1, Class A1, 1.125% due 11/25/60(a)(b)	391,797
			MMAF Equipment Finance LLC:
1,677,632		Aaa(f)	Series 2022-B, Class A2, 5.570% due 9/9/25(a)	1,669,720
500,000		Aaa(f)	Series 2023-A, Class A2, 5.790% due 11/13/26(a)	501,259
402,099		B-	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 6.329% (1-Month Term SOFR + 1.014%) due 5/25/34(b)(h)	391,211
503,196		Aaa(f)	Mountain View CLO LLC, Series 2017-1A, Class AR, 6.660% (3-Month Term SOFR + 1.352%) due 10/16/29(a)(b)	502,619
1,600,000		Aaa(f)	Natixis Commercial Mortgage Securities Trust, Series 2021-APPL, Class A, 6.375% (1-Month Term SOFR + 1.064%) due 8/15/38(a)(b)	1,500,073
			New Residential Mortgage Loan Trust:
173,606		NR	Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(b)	165,936
53,756		AAA(g)	Series 2018-RPL1, Class A1, 3.500% due 12/25/57(a)(b)	50,593
111,217		A+	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 6.089% (1-Month Term SOFR + 0.774%) due 1/25/36(b)	108,719
423,256		NR	NYMT Loan Trust, Series 2021-SP1, Class A1, step bond to yield, 1.670% due 8/25/61(a)	389,849
1,800,000		AAA(g)	NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 6.520% (1-Month Term SOFR + 1.209%) due 11/15/38(a)(b)	1,643,632
1,800,000	EUR	AAA	OCP Euro CLO DAC, Series 2020-4A, Class AR, 4.578% (3-Month EURIBOR + 0.880%) due 9/22/34(a)(b)	1,913,924
2,919,090		AAA(g)	OSD CLO Ltd., Series 2021-23A, Class A, 6.440% (3-Month Term SOFR + 1.132%) due 4/17/31(a)(b)	2,898,000
1,000,000		Aaa(f)	OZLM IX Ltd., Series 2014-9A, Class A1A3, 6.688% (3-Month Term SOFR + 1.362%) due 10/20/31(a)(b)	991,293
393,760	EUR	Aaa(f)	Palmer Square European Loan Funding DAC, Series 2021-1A, Class A, 4.443% (3-Month EURIBOR + 0.780%) due 4/15/31(a)(b)	421,408
500,873		Aaa(f)	Pawneee Equipment Receivables Series LLC, Series 2022-1, Class A2, 4.840% due 2/15/28(a)	498,633
398,990		Aaa(f)	PFP Ltd., Series 2021-8, Class A, 6.427% (1-Month Term SOFR + 1.114%) due 8/9/37(a)(b)	391,959

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.5% — (continued)
$1,500,000		AAA	PFS Financing Corp., Series 2023-D, Class A, 6.310% (30-Day Average SOFR + 1.150%) due 8/16/27(a)(b)	$1,505,009
98,047		NR	Pretium Mortgage Credit Partners I LLC, Series 2021-NPL1, Class A1, step bond to yield, 2.240% due 9/27/60(a)	95,016
1,187,782	GBP	AAA	Residential Mortgage Securities 32 PLC, Series 32A, Class A, 6.275% (Sterling Overnight Index Average + 1.250%) due 6/20/70(a)(b)	1,511,721
882,554		AAA	Resimac Bastille Trust, Series 2021-2NCA, Class A1A, 6.082% (1-Month Term SOFR + 0.764%) due 2/3/53(a)(b)	876,724
240,000	GBP	AAA	Silverstone Master Issuer PLC, Series 2019-1A, Class 2A, 5.914% (Sterling Overnight Index Average + 0.750%) due 1/21/70(a)(b)	304,338
			SoFi Consumer Loan Program Trust:
759,675		Aaa(f)	Series 2022-1S, Class A, 6.210% due 4/15/31(a)	760,979
304,677		AAA	Series 2023-1S, Class A, 5.810% due 5/15/31(a)	305,026
77,585		Aaa(f)	Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 6.638% (3-Month Term SOFR + 1.312%) due 10/20/28(a)(b)	77,549
1,990		Aaa(f)	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 6.597% (3-Month Term SOFR + 1.252%) due 1/23/29(a)(b)	1,989
331,230		CCC	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 6.104% (1-Month Term SOFR + 0.789%) due 6/25/35(b)	321,075
173,737		NR	Stonepeak ABS, Series 2021-1A, Class AA, 2.301% due 2/28/33(a)	157,705
307,696	GBP	AAA	Stratton Mortgage Funding, Series 2021-2A, Class A, 6.059% (Sterling Overnight Index Average + 0.900%) due 7/20/60(a)(b)	390,020
1,200,000		AAA	STWD Mortgage Trust, Series 2021-HTS, Class A, 6.475% (1-Month Term SOFR + 1.164%) due 4/15/34(a)(b)	1,183,353
568,029		AAA	TCW CLO Ltd., Series 2018-1A, Class A1R, 6.583% (3-Month Term SOFR + 1.232%) due 4/25/31(a)(b)	564,825
1,215,120		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 6.481% (1-Month Term SOFR + 1.164%) due 11/11/34(a)(b)	1,203,782
3,165		NR	Theorem Funding Trust, Series 2021-1A, Class A, 1.210% due 12/15/27(a)	3,158
664,716	GBP	AAA	Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 6.509% (Sterling Overnight Index Average + 1.350%) due 7/20/45(a)(b)	842,521
2,039,400	GBP	AAA	Towd Point Mortgage Funding Auburn 14 PLC, Series 2020-A14X, Class A, 6.568% (Sterling Overnight Index Average + 1.350%) due 5/20/45(b)	2,583,649
253,278	GBP	AAA	Towd Point Mortgage Funding Granite 4 PLC, Series 2019-GR4X, Class A1, 6.304% (Sterling Overnight Index Average + 1.144%) due 10/20/51(b)	321,314
			Towd Point Mortgage Trust:
145,887		Aaa(f)	Series 2017-5, Class A1, 5.118% (1-Month Term SOFR + 0.714%) due 2/25/57(a)(b)	146,280
347,970		AAA(g)	Series 2018-3, Class A1, 3.750% due 5/25/58(a)(b)	331,679
193,327		Aaa(f)	Series 2019-HY2, Class A1, 6.429% (1-Month Term SOFR + 1.114%) due 5/25/58(a)(b)	194,594
230,781		Aaa(f)	Series 2019-HY3, Class A1A, 6.429% (1-Month Term SOFR + 1.114%) due 10/25/59(a)(b)	230,368
597,569		AAA(g)	Series 2020-1, Class A1, 2.710% due 1/25/60(a)(b)	553,919
1,159,070		AAA(g)	Series 2021-SJ2, Class A1A, 2.250% due 12/25/61(a)(b)	1,062,918
1,020,630	GBP	AAA	Trinity Square PLC, Series 2021-1A, Class A, 6.000% (Sterling Overnight Index Average + 0.850%) due 7/15/59(a)(b)	1,292,907
1,000,000		Aaa(f)	Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 6.718% (3-Month Term SOFR + 1.392%) due 4/20/32(a)(b)	989,958
309,755		Aaa(f)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 6.450% (3-Month Term SOFR + 1.142%) due 4/15/27(a)(b)	309,232
324,868		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 6.009% (1-Month Term SOFR + 0.694%) due 10/25/45(b)	305,246
218,317		Aaa(f)	Wellfleet CLO Ltd., Series 2015-1A, Class AR4, 6.478% (3-Month Term SOFR + 1.152%) due 7/20/29(a)(b)	217,651

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $101,589,883)	96,949,580

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

ASSET-BACKED SECURITIES — 13.7%

Automobiles — 8.8%
$700,000		Aaa(f)	Ally Auto Receivables Trust, Series 2023-1, Class A2, 5.760% due 11/15/26	$701,712
700,000		Aaa(f)	Bank of America Auto Trust, Series 2023-1A, Class A2, 5.830% due 5/15/26(a)	701,829
			BMW Canada Auto Trust:
582,797	CAD	AAA(g)	Series 2022-1A, Class A1, 3.649% due 12/20/24(a)	430,006
1,652,418	CAD	AAA(g)	Series 2023-1A, Class A1, 5.430% due 1/20/26(a)	1,219,673
709,255		AAA	BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.270% due 2/25/25	708,157
1,745,198		AAA	Capital One Prime Auto Receivables Trust, Series 2022-2, Class A2A, 3.740% due 9/15/25	1,730,799
1,706,318		AAA	Carmax Auto Owner Trust, Series 2022-4, Class A2B, 6.089% (30-Day Average SOFR + 0.900%) due 12/15/25(b)	1,709,171
469,980		AAA	Carvana Auto Receivables Trust, Series 2022-P3, Class A2, 4.420% due 12/10/25	467,739
600,000		AAA	Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.800% due 11/16/26	600,946
1,533,746	CAD	AAA(g)	Ford Auto Securitization Trust, Series 2021-AA, Class A2, 1.162% due 10/15/25(a)	1,115,095
221,385	CAD	AAA	Ford Auto Securitization Trust II, Series 2022-AA, Class A1, 4.956% due 10/15/24(a)	162,911
714,562		Aaa(f)	Ford Credit Auto Owner Trust, Series 2022-D, Class A2B, 5.949% (30-Day Average SOFR + 0.760%) due 8/15/25(b)	715,632
			GM Financial Automobile Leasing Trust:
986,477		AAA	Series 2022-3, Class A2B, 5.948% (30-Day Average SOFR + 0.710%) due 10/21/24(b)	986,610
1,329,359		AAA	Series 2023-1, Class A2B, 5.788% (30-Day Average SOFR + 0.550%) due 6/20/25(b)	1,330,124
			GM Financial Consumer Automobile Receivables Trust:
2,000,000		AAA	Series 2023-2, Class A2B, 5.963% (30-Day Average SOFR + 0.750%) due 5/18/26(b)	2,001,542
700,000		AAA	Series 2023-3, Class A2A, 5.740% due 9/16/26	702,285
375,427	CAD	AAA(g)	GMF Canada Leasing Trust Asset-Backed Notes, Series 2023-1A, Class A1, 5.458% due 4/21/25(a)	281,588
300,000		Aaa(f)	Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.370% due 3/25/25(a)	297,226
1,000,000		AAA	Honda Auto Receivables Owner Trust, Series 2023-2, Class A2, 5.410% due 4/15/26	997,046
862,549		AAA	Hyundai Auto Lease Securitization Trust, Series 2023-A, Class A2B, 5.829% (30-Day Average SOFR + 0.640%) due 4/15/25(a)(b)	863,293
500,000		AAA	Hyundai Auto Receivables Trust, Series 2023-B, Class A2A, 5.770% due 5/15/26	501,477
			LAD Auto Receivables Trust:
1,200,000		Aaa(f)	Series 2023-2A, Class A2, 5.930% due 6/15/27(a)	1,197,092
300,000		Aaa(f)	Series 2023-3A, Class A2, 6.090% due 6/15/26(a)	300,430
			Toyota Auto Receivables Owner Trust:
1,604,045		AAA	Series 2022-C, Class A2B, 5.783% (30-Day Average SOFR + 0.570%) due 8/15/25(b)	1,604,684
800,000		AAA	Series 2023-C, Class A2A, 5.600% due 8/17/26	801,465
2,100,000		AAA	Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A2A, 5.500% due 12/21/26	2,100,628
			World Omni Auto Receivables Trust:
1,274,348		AAA	Series 2022-C, Class A2, 3.730% due 3/16/26	1,263,086
785,717		AAA	Series 2023-A, Class A2B, 5.619% (30-Day Average SOFR + 0.430%) due 7/15/26(b)	785,910
1,000,000		AAA	Series 2023-B, Class A2A, 5.250% due 11/16/26	998,186

			Total Automobiles	27,276,342

Credit Cards — 2.0%
700,000		Aaa(f)	CARDS II Trust, Series 2023-2A, Class A, 6.131% (SOFR + 0.850%) due 7/17/28(a)(b)	701,548
3,000,000		Aaa(f)	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 6.049% (1-Month Term SOFR + 0.734%) due 4/22/26(b)	3,007,441
2,300,000		Aaa(f)	Master Credit Card Trust II, Series 2023-2A, Class A, 6.063% (30-Day Average SOFR + 0.850%) due 1/21/27(a)(b)	2,301,012

			Total Credit Cards	6,010,001

Student Loans — 2.9%
			ECMC Group Student Loan Trust:
512,566		Aaa(f)	Series 2017-2A, Class A, 6.452% (30-Day Average SOFR + 1.164%) due 5/25/67(a)(b)	505,634
389,932		Aaa(f)	Series 2018-1A, Class A, 6.152% (30-Day Average SOFR + 0.864%) due 2/27/68(a)(b)	382,415
602,700		Aaa(f)	Series 2019-1A, Class A1B, 6.402% (30-Day Average SOFR + 1.114%) due 7/25/69(a)(b)	593,724

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Student Loans — 2.9% — (continued)
$28,147		AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 6.166% (90-Day Average SOFR + 1.112%) due 10/25/35(a)(b)	$28,097
1,824,340		AAA	ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.530% due 12/26/46(a)	1,562,460
732,449		AAA	Navient Private Education Loan Trust, Series 2015-BA, Class A3, 6.875% (1-Month Term SOFR + 1.564%) due 7/16/40(a)(b)	732,530
197,112		AAA	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170% due 9/16/69(a)	175,303
			Nelnet Student Loan Trust:
681,175		AA+	Series 2017-3A, Class A, 6.252% (30-Day Average SOFR + 0.964%) due 2/25/66(a)(b)	669,768
266,784		AAA	Series 2018-3A, Class A2, 5.869% (1-Month Term SOFR + 0.554%) due 9/27/66(a)(b)	265,321
711,468		AA+	Series 2019-2A, Class A, 6.302% (30-Day Average SOFR + 1.014%) due 6/27/67(a)(b)	701,903
582,253		AA+	Series 2019-3A, Class A, 6.229% (1-Month Term SOFR + 0.914%) due 8/25/67(a)(b)	575,263
229,760		AAA	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 5.743% (90-Day Average SOFR + 0.130%) due 10/25/36(b)	228,425
195,107		AAA	SLC Student Loan Trust, Series 2007-1, Class A4, 5.451% (90-Day Average SOFR + 0.322%) due 5/15/29(b)	194,101
			SLM Student Loan Trust:
255,923		AAA	Series 2004-10, Class A7B, 5.916% (90-Day Average SOFR + 0.862%) due 10/25/29(a)(b)	255,079
267,965		D	Series 2008-5, Class A4, 7.016% (90-Day Average SOFR + 1.962%) due 7/25/23(b)	268,312
447,183		D	Series 2008-7, Class A4, 6.216% (90-Day Average SOFR + 1.162%) due 7/25/23(b)	438,710
			SMB Private Education Loan Trust:
274,503		AAA	Series 2020-PTA, Class A2A, 1.600% due 9/15/54(a)	244,771
219,217		AAA	Series 2021-D, Class A1A, 1.340% due 3/17/53(a)	193,853
600,000		Aaa(f)	Series 2023-C, Class A1B, (30-Day Average SOFR + 1.550%) due 11/15/52(a)(b)	599,340
593,431		Aaa(f)	Towd Point Asset Trust, Series 2021-SL1, Class A2, 6.128% (1-Month Term SOFR + 0.814%) due 11/20/61(a)(b)	585,037

			Total Student Loans	9,200,046

			TOTAL ASSET-BACKED SECURITIES (Cost — $43,066,735)	42,486,389

U.S. GOVERNMENT AGENCIES — 5.0%
4,100,000		AA+	Federal Home Loan Banks, 5.650% due 5/28/25	4,079,434
			Federal Home Loan Mortgage Corp.:
3,700,000		AA+	5.680% due 4/3/25	3,684,379
4,000,000		AA+	5.375% due 4/24/25	3,972,262
3,000,000		AA+	5.800% due 7/3/25	2,999,229
700,000		AA+	5.880% due 8/8/25	700,145

			TOTAL U.S. GOVERNMENT AGENCIES (Cost — $15,500,000)	15,435,449

CERTIFICATE OF DEPOSIT — 0.3%
1,400,000	AUD	A	Mizuho Bank Ltd., 4.928% (3-Month Australian Bank Bill + 0.750%) due 8/7/24(b) (Cost — $1,048,188)	908,632

MORTGAGE-BACKED SECURITIES — 0.2%

FHLMC — 0.2%
830,003			Federal Home Loan Mortgage Corp. (FHLMC), 4.000% due 6/1/49 — 9/1/49 (Cost — $870,725)	776,867

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $296,399,777)	286,244,252

SHORT-TERM INVESTMENTS — 22.3%

COMMERCIAL PAPERS — 5.1%
3,000,000			Amcor Flexibles North America Inc., 5.596% due 9/27/23(a)(i)	2,987,932
1,100,000			American Electric Power Co., Inc., 5.611% due 10/16/23(a)(i)	1,092,341
500,000			AT&T Inc., 5.914% due 11/21/23(a)(i)	493,588

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Security	Value

COMMERCIAL PAPERS — 5.1% — (continued)
$4,600,000		Global Payments Inc., 6.059% due 9/26/23(i)	$4,580,738
		Targa Resources Corp.:
1,100,000		6.181% due 9/1/23(a)(i)	1,100,000
2,400,000		6.185% due 9/5/23(a)(i)	2,398,360
		Walgreens Boots Alliance Inc.:
1,500,000		6.082% due 10/2/23(a)(i)	1,492,185
1,500,000		6.083% due 10/3/23(a)(i)	1,491,933

		TOTAL COMMERCIAL PAPERS (Cost — $15,637,077)	15,637,077

TIME DEPOSITS — 0.9%
238,923	AUD	ANZ National Bank — Hongkong, 2.860% due 9/1/23	154,799
		BBH — Grand Cayman:
2,585	DKK	2.250% due 9/1/23	376
38,126	CAD	3.830% due 9/1/23	28,216
6,285	NZD	3.850% due 9/1/23	3,747
94,238	GBP	4.170% due 9/1/23	119,371
13,965	EUR	Citibank — London, 2.630% due 9/1/23	15,142
1,911,300		Citibank — New York, 4.680% due 9/1/23	1,911,300
491,348		JPMorgan Chase & Co. — New York, 4.680% due 9/1/23	491,348
91,557	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.530)% due 9/1/23	629

		TOTAL TIME DEPOSITS (Cost — $2,724,928)	2,724,928

U.S. GOVERNMENT OBLIGATIONS — 16.3%
		U.S. Treasury Bills:
45,000,000		5.303% due 10/3/23(i)	44,815,165
2,000,000		5.323% due 10/12/23(i)	1,987,950
3,600,000		5.410% due 12/26/23(i)	3,538,346

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $50,341,461)	50,341,461

		TOTAL SHORT-TERM INVESTMENTS (Cost — $68,703,466)	68,703,466

		TOTAL INVESTMENTS — 115.0% (Cost — $365,103,243)	354,947,718

		Liabilities in Excess of Other Assets — (15.0)%	(46,195,791)

		TOTAL NET ASSETS — 100.0%	$308,751,927

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2023, amounts to $157,996,691 and represents 51.2% of net assets.

(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2023.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2023, amounts to $1,193,149 and represents 0.4% of net assets.
(e)	Inverse Floating Rate Security — interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate as of August 31, 2023.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Affiliated security (See Note 2). As of August 31, 2023, total cost and total market value of affiliated security amounted to $401,014 and $391,211, respectively.
(i)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2023, for Ultra-Short Term Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Ultra-Short Term Fixed Income Fund	$364,834,638	$2,457,033	$(12,081,829)	$(9,624,796)

Abbreviations used in this schedule:
ABS	— Asset-Backed Security
CLO	— Collateralized Loan Obligation
DAC	— Designated Activity Company
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MASTR	— Mortgage Asset Securitization Transactions, Inc.
PJSC	— Public Joint Stock Company
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits
SOFR	— Secured Overnight Financing Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	36.5%
Collateralized Mortgage Obligations	27.4
Asset-Backed Securities	11.9
U.S. Government Agencies	4.3
Certificate of Deposit	0.3
Mortgage-Backed Securities	0.2
Short-Term Investments	19.4

Total Investments	100.0%

^	As a percentage of total investments.

At August 31, 2023, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
3-Month SOFR September Futures	43	12/23	$10,167,619	$10,168,157	$538

Contracts to Sell:
3-Month SOFR December Futures	85	3/25	20,346,742	20,363,875	(17,133)
U.S. Treasury 2-Year Note December Futures	129	12/23	26,270,526	26,290,805	(20,279)
U.S. Treasury 5-Year Note December Futures	183	12/23	19,445,085	19,566,703	(121,618)
U.S. Treasury 10-Year Note December Futures	7	12/23	766,500	777,219	(10,719)
U.S. Treasury Ultra Long Bond December Futures	5	12/23	625,781	647,344	(21,563)
U.S. Ultra Long Bond December Futures	23	12/23	2,620,023	2,670,515	(50,492)

					$(241,804)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(241,266)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2023, Ultra-Short Term Fixed Income Fund had deposited cash of $700,000 with a broker or brokers as margin collateral on open exchange-traded futures contracts.

At August 31, 2023, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
British Pound	8,807,000	USD	11,077,756	HSBC	$11,155,825	9/5/23	$78,069
Canadian Dollar	616,000	USD	455,319	BNP	455,891	9/5/23	572
Euro	12,254,000	USD	13,230,644	HSBC	13,287,012	9/5/23	56,368
Euro	143,000	USD	156,016	SCB	155,055	9/5/23	(961)

							134,048

Contracts to Sell:
Australian Dollar	41,650,000	USD	27,355,045	SCB	$27,055,978	11/15/23	299,067
British Pound	135,000	USD	171,988	BNP	171,005	9/5/23	983
British Pound	8,672,000	USD	11,145,487	BNP	10,984,821	9/5/23	160,666
British Pound	8,807,000	USD	11,079,261	HSBC	11,157,281	10/3/23	(78,020)
Canadian Dollar	1,000,000	USD	746,643	DUB	741,841	2/8/24	4,802
Canadian Dollar	579,036	USD	440,165	HSBC	428,534	9/5/23	11,631
Canadian Dollar	371,000	USD	279,871	JPM	274,571	9/5/23	5,300
Canadian Dollar	2,000,000	USD	1,472,787	MLP	1,482,156	12/8/23	(9,369)
Canadian Dollar	1,000,000	USD	746,760	MLP	741,841	2/8/24	4,919
Euro	12,254,000	USD	13,248,902	HSBC	13,304,915	10/3/23	(56,013)
Euro	12,397,000	USD	13,829,250	JPM	13,442,067	9/5/23	387,183

							731,149

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$865,197

Centrally Cleared — Credit Default Swap on Index — Buy Protection (1)

Reference Obligation & Rating	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/23 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Markit CDX North America Investment Grade Series 40 5-Year Index, NR	(1.000)%	6/20/28	3-Month	0.636%	USD	41,400,000	$(725,288)	$(368,233)	$(357,055)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2023, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $766,000 for open centrally cleared swap contracts.

At August 31, 2023, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $691,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar
USD	— United States Dollar

See pages 300-301 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value

OPEN END MUTUAL FUND SECURITIES — 98.7%

United States — 98.7%
1,192,830	American Beacon AHL Managed Futures Strategy Fund, Class Y	$11,689,730
786,734	BlackRock Event Driven Equity Fund, Institutional Class	7,757,198
761,601	BlackRock Global Equity Market Neutral Fund, Institutional Class	9,382,921
1,593,585	BlackRock Systematic Multi-Strategy Fund, Institutional Class	15,617,132
838,609	BNY Mellon Global Real Return Fund, Class Y	12,008,880
538,345	Calamos Market Neutral Income Fund, Class I	7,881,364
62,446	Cohen & Steers Global Realty Shares Inc., Class I	3,081,696
240,281	Diamond Hill Long/Short Fund, Class I	6,329,000
637,226	Driehaus Event Driven Fund, Common Class	7,742,290
1,152,203	John Hancock Diversified Macro Fund, Class I	10,968,973
230,996	JPMorgan Hedged Equity Fund, Class I	6,507,164
607,829	LoCorr Market Trend Fund, Class I	7,707,268
551,493	Neuberger Berman Long Short Fund, Institutional Class	9,425,013
224,418	PIMCO CommodityRealReturn Strategy Fund, Institutional Class	3,045,347
829,426	PIMCO Credit Opportunities Bond Fund, Institutional Class	7,730,254
1,999,196	PIMCO Mortgage Opportunities and Bond Fund, Class I2	18,712,471
827,856	Thornburg Strategic Income Fund, Class I	9,247,146
	TOTAL INVESTMENTS — 98.7%
	(Cost — $157,958,198)	154,833,847

	Other Assets in Excess of Liabilities - 1.3%	2,118,108

	TOTAL NET ASSETS —100.0%	$156,951,955

At August 31, 2023, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Alternative Strategies Fund	$158,443,450	$2,457,033	$(6,066,636)	$(3,609,603)

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P	— Preliminary rating.

u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e	— Expected.

u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities

August 31, 2023

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,4]	$1,806,692,116	$493,870,462	$1,172,223,026
Affiliated investments, at value[2]	2,498,471	—	—
Repurchase agreements[3]	—	—	—
Foreign currency, at value[5]	73	62	343,618
Cash	6,044,360	597,468	98,080
Receivable for securities sold	2,882,937	319,858	5,551,124
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,699,157	473,908	9,072,738
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for Fund shares sold	2,121,314	691,433	1,730,857
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open futures contracts (Note 1)	—	—	3,376
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	686,984	91,996	124,453
Foreign capital gains tax receivable	—	—	—
Prepaid trustees expenses	26,927	7,364	—
Prepaid expenses	29,279	17,029	13,268

Total Assets	1,823,681,618	496,069,580	1,189,160,540

LIABILITIES:
Reverse repurchase agreements, at value[8]	—	—	—
Payable for collateral received from securities on loan	1,380,572	4,470,501	5,558,829
Payable for Fund shares repurchased	886,072	288,553	591,612
Payable for securities purchased	5,589,035	830,650	6,392,976
Payable for TBA securities purchased	—	—	—
Investment management fee payable	531,625	188,530	490,464
Transfer agent fees payable	21,212	5,702	14,876
Interest expense payable	—	—	—
Custody fee payable	38,234	14,980	47,273
Variation margin on open futures contracts (Note 1)	23,729	2,580	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Forward sale commitments, at value[6] (Note 1)	—	—	—
Options contracts written, at value[7] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Audit fees payable	—	—	—
Trustee fees payable	—	—	2,365
Accrued expenses	181,228	110,147	464,889

Total Liabilities	8,651,707	5,911,643	13,563,284

Total Net Assets	$1,815,029,911	$490,157,937	$1,175,597,256

NET ASSETS:
Paid-in-capital (Note 4)	$963,551,109	$386,284,379	$1,010,262,560
Total distributable earnings (losses)	851,478,802	103,873,558	165,334,696

Total Net Assets	$1,815,029,911	$490,157,937	$1,175,597,256

Shares Outstanding	82,769,294	30,889,738	90,547,191

Net Asset Value	$21.93	$15.87	$12.98

[1] Unaffiliated investments, at cost	$1,039,506,644	$378,233,825	$975,360,086

[2] Affiliated investments, at cost	$777,284	$—	$—

[3] Repurchase agreements, at cost	$—	$—	$—

[4] Includes securities on loan	$1,344,107	$4,410,085	$10,025,625

[5] Foreign currency, at cost	$693	$452	$356,207

[6] Proceeds received	$—	$—	$—

[7] Premiums received	$—	$—	$—

[8] Proceeds of reverse repurchase agreements	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$491,670,389	$1,966,098,408	$126,613,993	$182,352,270	$97,874,496	$166,710,821	$354,556,507	$154,833,847
—	978,369	—	—	—	—	391,211	—
—	—	—	18,900,000	—	—	—	—
1,374,590	1,272,716	—	123,969	—	187,570	8,014	—
70,297	539,940	18,858	84,979	3,181	276,950	22,457	2,119,032
1,659,122	53,402,650	140,283	1,610,240	—	122,356	82,658	—
—	77,366,663	—	46,885,690	—	2,105,479	—	—
863,127	10,459,860	1,886,919	679,079	1,006,248	242,617	1,729,913	87,367
—	3,079	—	—	—	—	495	—
711,737	2,628,626	207,200	281,953	13,271	64,574	499,145	307,810
—	148,317	—	3,651,181	—	312,627	1,009,560	—
—	—	—	52,125	—	—	—	—
—	—	—	773,083	—	87,456	239,146	—
—	—	—	68,164	—	—	—	—
—	—	—	141,152	—	—	—	—
32,994	11,016,977	—	4,040,000	52,000	1,025,000	1,466,000	—
60,327	—	—	—	—	—	—	—
19,808	43,719	1,246	2,743	749	2,714	—	245
12,390	3,838	7,783	13,960	9,518	16,131	24,228	270

496,474,781	2,123,963,162	128,876,282	259,660,588	98,959,463	171,154,295	360,029,334	157,348,571

—	—	—	—	—	35,574,043	—	—
404,141	—	—	—	—	—	—	—
267,914	6,158,988	673,532	54,571	237,134	43,921	201,653	118,259
2,590,537	60,632,590	—	1,902,283	—	410,663	49,774,041	87,366
—	255,034,204	—	54,345,396	—	6,784,649	—	—
241,318	565,549	53,639	68,394	33,552	48,490	117,401	26,572
6,055	18,940	1,165	2,049	1,097	841	7,072	2,947
—	—	—	3,186	—	77,261	2,849	—
69,510	103,276	16,508	31,874	4,332	17,784	21,444	10,902
13,698	3,049,753	—	—	5,242	72,368	43,198	—
—	42,651	—	—	—	—	—	—
—	—	—	15,798,363	—	—	—	—
—	594,650	—	374,541	—	487,943	—	—
—	215,986	—	84,967	—	—	—	—
—	—	—	23,339	—	—	—	—
—	978,107	—	503,610	—	41,606	144,363	—
—	—	—	4,282,000	—	210,000	691,000	—
1,858,242	—	—	—	—	—	—	—
—	—	142,626	—	107,773	—	—	71,956
—	—	—	—	—	—	1,253	—
435,347	323,058	118,196	85,363	13,072	294,013	273,133	78,614

5,886,762	327,717,752	1,005,666	77,559,936	402,202	44,063,582	51,277,407	396,616

$490,588,019	$1,796,245,410	$127,870,616	$182,100,652	$98,557,261	$127,090,713	$308,751,927	$156,951,955

$502,938,121	$2,068,844,443	$155,456,817	$216,135,554	$105,695,429	$145,766,101	$331,998,899	$160,021,165
(12,350,102)	(272,599,033)	(27,586,201)	(34,034,902)	(7,138,168)	(18,675,388)	(23,246,972)	(3,069,210)

$490,588,019	$1,796,245,410	$127,870,616	$182,100,652	$98,557,261	$127,090,713	$308,751,927	$156,951,955

38,616,619	265,929,693	40,713,533	28,458,007	11,680,128	15,656,189	32,113,395	15,334,490

$12.70	$6.75	$3.14	$6.40	$8.44	$8.12	$9.61	$10.24

$477,418,041	$2,093,138,764	$135,699,579	$203,408,595	$101,149,329	$180,999,823	$364,702,229	$157,958,198

$—	$1,056,385	$—	$—	$—	$—	$401,014	$—

$—	$—	$—	$18,900,000	$—	$—	$—	$—

$383,209	$—	$—	$—	$—	$—	$—	$—

$1,394,775	$1,353,952	$—	$308,744	$—	$552,236	$8,410	$—

$—	$—	$—	$15,529,734	$—	$—	$—	$—

$—	$1,077,149	$—	$173,649	$—	$115,595	$—	$—

$—	$—	$—	$—	$—	$35,574,043	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2023

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$25,225,030	$7,076,471	$33,775,766
Dividends from affiliated investments	93,497	—	—
Interest from unaffiliated investments	1,727,469	635,770	1,100,098
Interest from affiliated investments	—	—	—
Income from securities lending	115,326	266,775	191,132
Less: Foreign taxes withheld (see Note 1)	(47,774)	(22,907)	(3,309,583)
Miscellaneous income	—	1,093	3,929

Total Investment Income	27,113,548	7,957,202	31,761,342

EXPENSES:

Investment management fee (Note 2)	10,256,062	3,994,207	8,244,843
Transfer agent fees	228,938	66,888	147,016
Custody fees	505,499	199,540	844,870
Trustees’ fees	313,136	93,711	282,883
Shareholder reports	196,478	151,483	152,880
Insurance	85,423	24,434	59,751
Audit and tax	75,567	77,386	191,754
Legal fees	113,699	31,912	58,420
Registration fees	31,794	26,517	33,200
Other expense	115,131	34,876	95,423
Interest expense	—	—	—

Total Expenses	11,921,727	4,700,954	10,111,040
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,869,800)	(1,699,256)	(2,062,694)

Net Expenses	8,051,927	3,001,698	8,048,346

Net Investment Income (Loss)	$19,061,621	$4,955,504	$23,712,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SHORT SALES, SWAP CONTRACTS, UNFUNDED LOAN COMMITMENTS, FORWARD FOREIGN CURRENCY CONTRACTS, FOREIGN CURRENCY AND CAPITAL GAIN DISTRIBUTIONS RECEIVED (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated investments	$81,590,407	$(4,511,009)	$(14,275,006)
Affiliated investments	151,219	—	—
Futures contracts	1,097,254	(27,583)	99,526
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	238	—	(223,434)
Capital gain distributions received	—	—	—

Net Realized Gain (Loss):	82,839,118	(4,538,592)	(14,398,914)

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated investments	136,780,225	29,492,809	224,283,683
Affiliated investments	(154,287)	—	—
Futures contracts	371,318	55,090	6,668
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	(567)	(401)	669,746

Change in Net Unrealized Appreciation (Depreciation):	136,996,689	29,547,498	224,960,097

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Unfunded Loan Commitments, Forward Sale Commitments, Short Sales, Swap Contracts, Forward Foreign Currency Contracts, Foreign Currency and Capital Gain Distributions Received	219,835,807	25,008,906	210,561,183

Total Increase (Decrease) in Net Assets from Operations	$238,897,428	$29,964,410	$234,274,179

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$14,117,549	$—	$53,760	$—	$51,472	$—	$—	$6,355,663
—	—	—	—	—	—	—	—
513,120	63,703,070	8,261,228	4,750,173	3,067,852	5,518,440	16,524,254	—
—	36,953	—	—	—	—	20,264	—
15,170	—	36	—	—	—	—	—
(1,656,642)	—	—	—	—	—	—	—
—	41,713	—	—	—	1,939	—	—

12,989,197	63,781,736	8,315,024	4,750,173	3,119,324	5,520,379	16,544,518	6,355,663

4,341,649	6,112,874	800,530	861,137	362,736	524,804	2,020,892	1,814,769
56,106	188,579	13,199	23,363	11,408	11,717	49,514	22,279
571,231	1,219,597	199,564	419,947	123,084	186,818	227,472	123,139
91,018	276,066	13,740	32,639	21,022	14,905	85,312	38,569
195,670	87,606	80,281	78,396	10,239	51,600	75,036	41,505
22,886	32,687	5,825	7,852	4,504	—	6,398	6,919
189,476	203,977	145,971	137,675	128,643	181,924	164,046	93,705
32,281	95,880	7,658	11,617	1,663	7,053	28,858	12,515
16,307	118,976	64,978	21,131	27,441	58,179	28,397	9,122
45,756	119,490	7,048	45,338	7,160	44,539	26,554	105,550
—	—	—	—	—	1,382,097	554,166	—

5,562,380	8,455,732	1,338,794	1,639,095	697,900	2,463,636	3,266,645	2,268,072
(1,591,754)	(406,588)	(232,534)	(91,070)	—	(54,527)	(209,336)	(1,512,307)

3,970,626	8,049,144	1,106,260	1,548,025	697,900	2,409,109	3,057,309	755,765

$9,018,571	$55,732,592	$7,208,764	$3,202,148	$2,421,424	$3,111,270	$13,487,209	$5,599,898

$(12,652,850)	$(73,799,690)	$(3,692,042)	$(9,254,822)	$(2,262,308)	$(3,146,832)	$(8,787,552)	$(3,529,385)
—	—	—	—	—	—	117	—
26,198	(17,140,605)	—	747,958	(40,691)	949,596	4,642,464	—
—	5,146,284	—	286,461	—	207,396	—	—
—	215,758	—	1,844,440	—	—	—	—
—	—	—	—	—	3,051	3,598	—
—	2,291,650	—	(306,576)	—	(783,005)	(677,414)	—
—	(1,865,440)	—	4,072,721	—	(741,213)	1,498,571	—
(144,197)	294,662	—	514,329	—	314,466	672,668	—
—	—	—	—	—	—	—	3,154,639

(12,770,849)	(84,857,381)	(3,692,042)	(2,095,489)	(2,302,999)	(3,196,541)	(2,647,548)	(374,746)

25,188,219 (a)	1,077,134	3,913,294	1,625,358	677,002	(5,535,642)	11,559,478	(2,080,295)
—	(5,624)	—	—	—	—	6,114	—
1,376	3,864,473	—	473,693	(30,977)	12,698	(641,477)	—
—	1,778,542	—	259,591	—	451,270	—	—
—	—	—	(730,027)	—	—	—	—
—	(322,008)	—	(3,021,287)	—	694,830	(1,154,897)	—
—	2,842	—	—	—	—	—	—
—	(601,634)	—	(108,739)	—	(179,239)	(1,780,884)	—
(834)	(55,799)	—	242,455	—	(155,065)	(123,402)	—

25,188,761	5,737,926	3,913,294	(1,258,956)	646,025	(4,711,148)	7,864,932	(2,080,295)

12,417,912	(79,119,455)	221,252	(3,354,445)	(1,656,974)	(7,907,689)	5,217,384	(2,455,041)

$21,436,483	$(23,386,863)	$7,430,016	$(152,297)	$764,450	$(4,796,419)	$18,704,593	$3,144,857

(a)	Includes net decrease in accrued foreign capital gains taxes of $(424,517) for Emerging Markets Equity Fund.

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2023 and August 31, 2022

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2023	2022	2023	2022
OPERATIONS:

Net investment income (loss)	$19,061,621	$15,594,335	$4,955,504	$3,736,593
Net realized gain (loss)	82,839,118	172,087,177	(4,538,592)	62,024,679
Change in unrealized appreciation (depreciation)	136,996,689	(500,847,239)	29,547,498	(166,489,650)

Increase (Decrease) in Net Assets from Operations	238,897,428	(313,165,727)	29,964,410	(100,728,378)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(142,132,555)	(218,376,686)	(53,167,528)	(122,000,592)
Tax return of capital	—	—	—	—

Decrease in Net Assets from Distributions to Shareholders	(142,132,555)	(218,376,686)	(53,167,528)	(122,000,592)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	366,458,168	486,481,852	113,611,726	233,183,806
Reinvestment of distributions	142,130,329	218,373,626	53,166,874	121,999,032
Cost of shares repurchased	(475,179,779)	(663,173,550)	(194,969,471)	(268,172,019)

Increase (Decrease) in Net Assets from Fund Share Transactions	33,408,718	41,681,928	(28,190,871)	87,010,819

Increase (Decrease) in Net Assets	130,173,591	(489,860,485)	(51,393,989)	(135,718,151)
NET ASSETS:

Beginning of year	1,684,856,320	2,174,716,805	541,551,926	677,270,077

End of year	$1,815,029,911	$1,684,856,320	$490,157,937	$541,551,926

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2023	2022	2023	2022	2023	2022	2023	2022

$23,712,996	$26,807,091	$9,018,571	$11,007,603	$55,732,592	$24,979,012	$7,208,764	$7,803,299
(14,398,914)	48,710,814	(12,770,849)	(7,618,582)	(84,857,381)	(55,680,835)	(3,692,042)	(4,354,537)
224,960,097	(389,470,051)	25,188,761	(160,760,326)	5,737,926	(156,801,805)	3,913,294	(20,402,345)

234,274,179	(313,952,146)	21,436,483	(157,371,305)	(23,386,863)	(187,503,628)	7,430,016	(16,953,583)

(57,788,263)	(119,339,071)	(8,935,779)	(22,917,354)	(55,626,492)	(36,006,413)	(7,405,135)	(8,225,582)
—	—	—	—	(2,151,201)	—	—	—

(57,788,263)	(119,339,071)	(8,935,779)	(22,917,354)	(57,777,693)	(36,006,413)	(7,405,135)	(8,225,582)

197,255,910	416,349,552	99,155,100	201,338,210	761,348,557	521,340,855	34,438,848	36,057,337
57,786,251	119,336,497	8,935,359	22,916,953	57,776,345	36,008,324	7,404,827	8,226,664
(403,947,225)	(412,033,900)	(111,056,254)	(125,860,875)	(293,556,533)	(293,194,927)	(26,499,775)	(119,695,578)

(148,905,064)	123,652,149	(2,965,795)	98,394,288	525,568,369	264,154,252	15,343,900	(75,411,577)

27,580,852	(309,639,068)	9,534,909	(81,894,371)	444,403,813	40,644,211	15,368,781	(100,590,742)

1,148,016,404	1,457,655,472	481,053,110	562,947,481	1,351,841,597	1,311,197,386	112,501,835	213,092,577

$1,175,597,256	$1,148,016,404	$490,588,019	$481,053,110	$1,796,245,410	$1,351,841,597	$127,870,616	$112,501,835

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2023 and August 31, 2022

	International Fixed Income Fund		Municipal Bond Fund
	2023	2022	2023	2022
OPERATIONS:

Net investment income (loss)	$3,202,148	$1,618,829	$2,421,424	$1,844,394
Net realized gain (loss)	(2,095,489)	3,125,431	(2,302,999)	(1,920,018)
Change in unrealized appreciation (depreciation)	(1,258,956)	(25,731,163)	646,025	(8,616,294)

Increase (Decrease) in Net Assets from Operations	(152,297)	(20,986,903)	764,450	(8,691,918)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Distributable earnings	(14,058,663)	(4,340,961)	(2,408,693)	(2,081,496)

Decrease in Net Assets from Distributions to Shareholders	(14,058,663)	(4,340,961)	(2,408,693)	(2,081,496)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	53,385,637	78,272,934	43,863,636	30,931,405
Reinvestment of distributions	14,057,777	4,340,926	2,408,693	2,082,092
Cost of shares repurchased	(42,557,170)	(41,589,279)	(33,021,324)	(27,058,631)

Increase (Decrease) in Net Assets from Fund Share Transactions	24,886,244	41,024,581	13,251,005	5,954,866

Increase (Decrease) in Net Assets	10,675,284	15,696,717	11,606,762	(4,818,548)
NET ASSETS:

Beginning of year	171,425,368	155,728,651	86,950,499	91,769,047

End of year	$182,100,652	$171,425,368	$98,557,261	$86,950,499

See Notes to Financial Statements.

Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2023	2022	2023	2022	2023	2022

$3,111,270	$10,838,492	$13,487,209	$4,251,886	$5,599,898	$2,532,703
(3,196,541)	6,584,440	(2,647,548)	10,934,287	(374,746)	1,655,063
(4,711,148)	(25,115,356)	7,864,932	(20,741,772)	(2,080,295)	(7,019,402)

(4,796,419)	(7,692,424)	18,704,593	(5,555,599)	3,144,857	(2,831,636)

(7,395,101)	(16,180,465)	(22,018,011)	(6,020,068)	(9,351,880)	(926,844)

(7,395,101)	(16,180,465)	(22,018,011)	(6,020,068)	(9,351,880)	(926,844)

52,980,412	27,701,819	111,642,514	264,301,424	54,915,688	69,749,277
7,394,879	16,181,288	22,016,351	6,020,038	9,351,880	926,844
(23,359,545)	(66,020,546)	(327,380,449)	(194,914,743)	(47,873,053)	(39,018,518)

37,015,746	(22,137,439)	(193,721,584)	75,406,719	16,394,515	31,657,603

24,824,226	(46,010,328)	(197,035,002)	63,831,052	10,187,492	27,899,123

102,266,487	148,276,815	505,786,929	441,955,877	146,764,463	118,865,340

$127,090,713	$102,266,487	$308,751,927	$505,786,929	$156,951,955	$146,764,463

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2023

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net decrease in net assets resulting from operations	$(152,297)	$(4,796,419)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(613,200,094)	(112,775,653)
Proceeds from the sale and maturity of long-term investments	605,562,988	81,141,730
Proceeds from short-term investments, net	(7,678,933)	974,947
Decrease to the principal amount of inflation-indexed bonds	(218,335)	(3,529,788)
Proceeds from forward sale commitments	218,176,531	—
Payments on forward sale commitments	(231,486,147)	—
Change in net unrealized depreciation from forward sale commitments	730,027	—
Change in net unrealized appreciation/depreciation from unaffiliated investments	(1,625,358)	5,535,642
Change in net unrealized appreciation from options contracts written	(259,591)	(451,270)
Change in net unrealized depreciation on open OTC swap contracts	889,325	—
Increase/Decrease in variation margin on open centrally cleared swap contracts	(767,303)	110,231
Net amortization (accretion) of premiums (discounts) of investments	(174,844)	(186,102)
Net realized gain from unaffiliated investments	9,254,822	3,146,832
Decrease in premium received on options contracts written	(57,377)	(96,663)
Increase/Decrease in variation margin on open futures contracts	(42,111)	136,222
Increase/Decrease in receivable for securities sold	(373,628)	1,213,768
Decrease in receivable for TBA securities sold	44,264,841	6,089,381
Increase/Decrease in dividends and interest receivable from unaffiliated investments	(135,391)	65,222
Increase/Decrease in deposits for collateral from counterparty	(891,000)	124,000
Increase in net upfront payments received/paid on OTC open swap contracts	(186,373)	—
Increase/Decrease in prepaid trustee expenses	672	(2,714)
Increase/Decrease in prepaid expenses	(3,812)	36,185
Change in net unrealized depreciation on open forward foreign currency contracts	108,739	179,239
Increase/Decrease in payable for securities purchased	1,403,284	(1,294,090)
Decrease in payable for TBA securities purchased	(33,439,381)	(4,662,745)
Increase/Decrease in deposits for collateral from counterparty	682,000	(70,000)
Increase in investment management fee payable	983	8,526
Increase in interest expense payable	125	59,912
Decrease in custody fee payable	(6,047)	(1,646)
Decrease in transfer agent fees payable	(1,085)	(2,857)
Decrease in trustees’ fees payable	—	(2,127)
Increase/Decrease in accrued expenses	(62,167)	1,808

Net cash and foreign currency used in operating activities	(9,686,937)	(29,048,429)

Cash Flows Provided by/Used in Financing Activities:
Proceeds from sale-buyback transactions	—	39,215,342
Payments on sale-buyback transactions	—	(43,251,782)
Proceeds from reverse repurchase agreements	—	2,987,003
Proceeds from sale of shares	53,260,693	52,987,524
Cost of shares repurchased	(43,681,800)	(24,766,203)
Distributions to shareholders, net of reinvestments	(886)	(269)

Net cash and foreign currency provided by financing activities	9,578,007	27,171,615

Net decrease in cash and foreign currency(a)	(108,930)	(1,876,814)

Cash and Foreign Currency:
Cash, cash equivalents and foreign cash at the beginning of the year	317,878	2,341,334

Cash, cash equivalents and foreign cash at end of the year	208,948	464,520

Non-Cash Financing Activities:
Reinvestment of distributions	(14,057,777)	(7,394,879)

(a)	Includes net change in unrealized depreciation on foreign currency of $(56,683) and $(124,130) for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$20.91	$27.58	$21.62	$19.10	$21.31

Income (Loss) from Operations:
Net investment income(1)	0.23	0.20	0.22	0.26	0.27
Net realized and unrealized gain (loss)	2.58	(3.96)	6.49	3.23	(0.24)

Total Income (Loss) from Operations	2.81	(3.76)	6.71	3.49	0.03

Less Distributions from:
Net investment income	(0.18)	(0.20)	(0.18)	(0.20)	(0.34)
Net realized gain	(1.61)	(2.71)	(0.57)	(0.77)	(1.90)

Total Distributions	(1.79)	(2.91)	(0.75)	(0.97)	(2.24)

Net Asset Value, End of Year	$21.93	$20.91	$27.58	$21.62	$19.10

Total Return†(2)	14.71%	(15.44)%	31.79%	18.85%	1.32%
Net Assets, End of Year (millions)	$1,815	$1,685	$2,175	$1,854	$1,554
Ratios to Average Net Assets:
Gross expenses	0.70%	0.69%	0.68%	0.70%	0.69%
Net expenses(3)	0.47	0.48	0.47	0.49	0.48
Net investment income	1.12	0.82	0.91	1.33	1.43
Portfolio Turnover Rate	34%	20%	15%	21%	13%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$16.56	$24.35	$18.01	$18.60	$23.06

Income (Loss) from Operations:
Net investment income(1)	0.15	0.12	0.13	0.13	0.12
Net realized and unrealized gain (loss)	0.81	(3.25)	7.10	1.48	(1.83)

Total Income (Loss) from Operations	0.96	(3.13)	7.23	1.61	(1.71)

Less Distributions from:
Net investment income	(0.11)	(0.08)	(0.14)	(0.10)	(0.10)
Net realized gain	(1.54)	(4.58)	(0.75)	(2.10)	(2.65)

Total Distributions	(1.65)	(4.66)	(0.89)	(2.20)	(2.75)

Net Asset Value, End of Year	$15.87	$16.56	$24.35	$18.01	$18.60

Total Return†(2)	6.47%	(15.89)%	41.14%	8.78%	(6.25)%
Net Assets, End of Year (millions)	$490	$ 542	$677	$620	$423
Ratios to Average Net Assets:
Gross expenses	0.94%	0.93%	0.92%	0.96%	0.98%
Net expenses(3)	0.60	0.59	0.58	0.62	0.66
Net investment income	0.99	0.63	0.61	0.77	0.63
Portfolio Turnover Rate	23%	41%	29%	45%	65%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$11.19	$15.54	$12.27	$11.59	$12.64

Income (Loss) from Operations:
Net investment income(1)	0.25	0.27	0.21	0.17	0.28
Net realized and unrealized gain (loss)	2.11	(3.34)	3.30	0.84	(1.09)

Total Income (Loss) from Operations	2.36	(3.07)	3.51	1.01	(0.81)

Less Distributions from:
Net investment income	(0.21)	(0.33)	(0.24)	(0.33)	(0.24)
Net realized gain	(0.36)	(0.95)	—	—	—

Total Distributions	(0.57)	(1.28)	(0.24)	(0.33)	(0.24)

Net Asset Value, End of Year	$12.98	$11.19	$15.54	$12.27	$11.59

Total Return†(2)	21.72%	(21.37)%	28.93%	8.64%	(6.34)%
Net Assets, End of Year (millions)	$1,176	$1,148	$1,458	$1,254	$1,311
Ratios to Average Net Assets:
Gross expenses	0.86%	0.85%	0.84%	0.87%	0.84%
Net expenses(3)	0.68	0.67	0.67	0.71	0.68
Net investment income	2.01	2.01	1.50	1.44	2.40
Portfolio Turnover Rate	33%	38%	52%	39%	28%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$12.39	$17.44	$14.67	$14.00	$14.29

Income (Loss) from Operations:
Net investment income(1)	0.23	0.30	0.20	0.20	0.27
Net realized and unrealized gain (loss)	0.31	(4.65)	2.90	0.75	(0.34)

Total Income (Loss) from Operations	0.54	(4.35)	3.10	0.95	(0.07)

Less Distributions from:
Net investment income	(0.23)	(0.29)	(0.33)	(0.28)	(0.22)
Net realized gain	—	(0.41)	—	—	—

Total Distributions	(0.23)	(0.70)	(0.33)	(0.28)	(0.22)

Net Asset Value, End of Year	$12.70	$12.39	$17.44	$14.67	$14.00

Total Return†(2)	4.64%	(25.82)%	21.28%	6.79%	(0.40)%
Net Assets, End of Year (millions)	$491	$ 481	$563	$548	$493
Ratios to Average Net Assets:
Gross expenses	1.15%	1.15%	1.12%	1.15%	1.13%
Net expenses(3)	0.82	0.81	0.80	0.84	0.82
Net investment income	1.87	2.10	1.18	1.44	1.95
Portfolio Turnover Rate	12%	14%	53%	23%	22%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$7.12	$8.39	$8.79	$8.42	$7.86

Income (Loss) from Operations:
Net investment income(1)	0.25	0.14	0.13	0.19	0.23
Net realized and unrealized gain (loss)	(0.36)	(1.20)	(0.08)	0.42	0.57

Total Income (Loss) from Operations	(0.11)	(1.06)	0.05	0.61	0.80

Less Distributions from:
Net investment income	(0.25)	(0.16)	(0.17)	(0.22)	(0.24)
Tax return of capital	(0.01)	—	—	—	—
Net realized gain	—	(0.05)	(0.28)	(0.02)	—

Total Distributions	(0.26)	(0.21)	(0.45)	(0.24)	(0.24)

Net Asset Value, End of Year	$6.75	$7.12	$8.39	$8.79	$8.42

Total Return†(2)	(1.60)%	(12.86)%	0.58%	7.46%	10.39%
Net Assets, End of Year (millions)	$1,796	$1,352	$1,311	$981	$1,204
Ratios to Average Net Assets:
Gross expenses	0.55%	0.56%	0.56%	0.58%	0.57%
Net expenses(3)	0.52	0.53	0.54	0.56	0.56
Net investment income	3.65	1.85	1.57	2.27	2.85
Portfolio Turnover Rate	254%	238%	227%	216%	210%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$3.14	$3.72	$3.61	$3.76	$3.77

Income (Loss) from Operations:
Net investment income(1)	0.20	0.17	0.18	0.17	0.19
Net realized and unrealized gain (loss)	—	(0.56)	0.11	(0.15)	—

Total Income (Loss) from Operations	0.20	(0.39)	0.29	0.02	0.19

Less Distributions from:
Net investment income	(0.20)	(0.19)	(0.18)	(0.17)	(0.20)

Net Asset Value, End of Year	$3.14	$3.14	$3.72	$3.61	$3.76

Total Return†(2)	6.71%	(10.88)%	8.61%	0.14%	5.58%
Net Assets, End of Year (millions)	$128	$113	$213	$282	$49
Ratios to Average Net Assets:
Gross expenses	1.17%	1.07%	0.96%	1.07%	1.32%
Net expenses(3)	0.97	0.87	0.76	0.86	1.12
Net investment income	6.30	4.88	4.79	4.85	5.09
Portfolio Turnover Rate	25%	46%	117%	84%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$7.00	$8.12	$8.03	$8.35	$7.86

Income (Loss) from Operations:
Net investment income(1)	0.12	0.07	0.07	0.20	0.06
Net realized and unrealized gain (loss)	(0.13)	(0.98)	0.08	(0.15)	0.70

Total Income (Loss) from Operations	(0.01)	(0.91)	0.15	0.05	0.76

Less Distributions from:
Net investment income	(0.59)	(0.12)	—	(0.35)	(0.27)
Net realized gain	—	(0.09)	(0.06)	(0.02)	—

Total Distributions	(0.59)	(0.21)	(0.06)	(0.37)	(0.27)

Net Asset Value, End of Year	$6.40	$7.00	$8.12	$8.03	$8.35

Total Return†(2)	(0.15)%	(11.54)%	1.86%	0.75%	10.01%
Net Assets, End of Year (millions)	$182	$171	$156	$135	$147
Ratios to Average Net Assets:
Gross expenses(3)	0.95%	0.93%	0.97%	1.16%	1.24%
Net expenses(3)(4)	0.90	0.88	0.92	1.11	1.19
Net investment income	1.86	0.95	0.92	2.49	0.77
Portfolio Turnover Rate	381%	312%	402%	437%	265%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.00%, 0.00%, less than 0.005%, 0.09% and 0.15%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$8.55	$9.60	$9.53	$9.61	$9.11

Income (Loss) from Operations:
Net investment income(1)	0.23	0.18	0.17	0.20	0.23
Net realized and unrealized gain (loss)	(0.12)	(1.03)	0.12	(0.01)	0.52

Total Income (Loss) from Operations	0.11	(0.85)	0.29	0.19	0.75

Less Distributions from:
Net investment income	(0.22)	(0.18)	(0.17)	(0.21)	(0.22)
Net realized gain	—	(0.02)	(0.05)	(0.06)	(0.03)

Total Distributions	(0.22)	(0.20)	(0.22)	(0.27)	(0.25)

Net Asset Value, End of Year	$8.44	$8.55	$9.60	$9.53	$9.61

Total Return†(2)	1.35%	(8.91)%	3.07%	1.99%	8.38%
Net Assets, End of Year (millions)	$99	$87	$92	$69	$86
Ratios to Average Net Assets:
Gross expenses	0.76%	0.71%	0.73%	0.73%	0.74%
Net expenses	0.76	0.71	0.73	0.73	0.74
Net investment income	2.66	1.99	1.79	2.16	2.44
Portfolio Turnover Rate	28%	48%	7%	10%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.17	$11.16	$11.13	$10.19	$9.79

Income (Loss) from Operations:
Net investment income(1)	0.25	0.87	0.56	0.18	0.24
Net realized and unrealized gain (loss)	(0.65)	(1.54)	0.07	0.88	0.38

Total Income (Loss) from Operations	(0.40)	(0.67)	0.63	1.06	0.62

Less Distributions from:
Net investment income	(0.37)	(0.93)	(0.60)	(0.12)	(0.22)
Net realized gain	(0.28)	(0.39)	—	—	—

Total Distributions	(0.65)	(1.32)	(0.60)	(0.12)	(0.22)

Net Asset Value, End of Year	$8.12	$9.17	$11.16	$11.13	$10.19

Total Return†(2)	(4.51)%	(6.55)%	5.87%	10.38%	6.42%
Net Assets, End of Year (millions)	$127	$102	$148	$156	$217
Ratios to Average Net Assets:
Gross expenses(3)	2.35%	1.08%	0.93%	1.27%	1.35%
Net expenses(3)(4)	2.30	1.03	0.88	1.22	1.30
Net investment income	2.96	8.43	5.08	1.76	2.47
Portfolio Turnover Rate	56%	57%	104%	193%	143%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 1.32%, 0.17%, 0.03%, 0.35% and 0.55%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.69	$9.89	$9.99	$9.90	$9.97

Income (Loss) from Operations:
Net investment income(1)	0.32	0.08	0.05	0.18	0.25
Net realized and unrealized gain (loss)	0.14	(0.17)	0.01	0.06	(0.06)

Total Income (Loss) from Operations	0.46	(0.09)	0.06	0.24	0.19

Less Distributions from:
Net investment income	(0.54)	(0.11)	(0.16)	(0.15)	(0.26)

Net Asset Value, End of Year	$9.61	$9.69	$9.89	$9.99	$9.90

Total Return†(2)	4.95%	(0.92)%	0.61%	2.36%	2.07%
Net Assets, End of Year (millions)	$309	$506	$442	$398	$497
Ratios to Average Net Assets:
Gross expenses(3)	0.81%	0.67%	0.67%	0.69%	0.82%
Net expenses(3)(4)	0.76	0.62	0.62	0.64	0.77
Net investment income	3.34	0.79	0.50	1.78	2.51
Portfolio Turnover Rate	42%	86%	55%	96%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements and/or sale-buyback transactions which represents 0.14%, 0.02%, less than 0.005%, 0.02% and 0.07%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$10.69	$10.99	$10.04	$10.10	$9.88

Income (Loss) from Operations:
Net investment income(1)	0.38	0.20	0.13	0.15	0.10
Net realized and unrealized gain (loss)	(0.17)	(0.42)	0.91	0.10	0.19

Total Income (Loss) from Operations	0.21	(0.22)	1.04	0.25	0.29

Less Distributions from:
Net investment income	(0.64)	(0.07)	(0.09)	(0.28)	(0.07)
Net realized gain	(0.02)	(0.01)	—	(0.03)	—

Total Distributions	(0.66)	(0.08)	(0.09)	(0.31)	(0.07)

Net Asset Value, End of Year	$10.24	$10.69	$10.99	$10.04	$10.10

Total Return†(2)	2.14%	(2.06)%	10.39%	2.61%	2.90%
Net Assets, End of Year (millions)	$157	$147	$119	$39	$27
Ratios to Average Net Assets:
Gross expenses	1.50%	1.59%	1.56%	1.85%	2.34%
Net expenses(3)(4)	0.50	0.59	0.56	0.70	0.88
Net investment income	3.70	1.83	1.24	1.52	1.01
Portfolio Turnover Rate	27%	18%	18%	34%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Does not reflect the Fund’s proportionate share of income and expenses from the Underlying Fund.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Morgan Stanley Pathway Funds (the “Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (individually, a “Fund” and collectively, the “Funds”). Alternative Strategies Fund will allocate its assets among shares of mutual funds, exchange-traded funds or closed-end funds managed by a third party professional money manager (“Underlying Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign

Notes to Financial Statements

(continued)

markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, senior loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use

Notes to Financial Statements

(continued)

inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$150,863,795	$150,863,795	$—	$—
Consumer Discretionary	174,849,036	174,849,036	—	—
Consumer Staples	97,169,206	97,169,206	—	—
Energy	71,486,423	71,486,423	—	—
Financials	242,682,565	242,682,565	—	—
Health Care	269,766,238	269,766,238	—	—
Industrials	194,872,010	194,872,010	—	—
Information Technology	424,467,311	424,467,311	—	—
Materials	47,526,092	47,523,190	2,902	—
Real Estate	63,566,028	63,566,028	—	—
Utilities	36,019,614	36,019,614	—	—
Short-Term Investments:
Money Market Fund	1,380,572	1,380,572	—	—
Time Deposits	34,541,697	—	34,541,697	—

Total Investments, at Value	$1,809,190,587	$1,774,645,988	$34,544,599	$—

Security Lending Transactions — Liabilities	$(1,380,572)	$—	$(1,380,572)	$—

Other Financial Instruments — Assets
Futures Contracts	$399,752	$399,752	$—	$—

Total Other Financial Instruments — Assets	$399,752	$399,752	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Small-Mid Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$8,122,066	$8,122,066	$—	$—
Consumer Discretionary	42,967,678	42,967,678	—	—
Consumer Staples	21,015,569	21,015,569	—	—
Energy	21,171,846	21,171,846	—	—
Financials	63,647,300	63,647,300	—	—
Health Care	72,673,318	72,664,860	8,458	—
Industrials	96,069,963	96,069,963	—	—
Information Technology	74,607,365	74,607,365	—	—
Materials	25,266,738	25,259,849	6,889	—
Real Estate	25,413,604	25,413,604	—	—
Utilities	13,923,945	13,923,945	—	—
Preferred Stocks:
Financials	2,261,598	2,261,598	—	—
Open End Mutual Fund Securities:
Financials	876,349	876,349	—	—
Corporate Bonds & Notes	642,940	—	642,940	—
Short-Term Investments:
Money Market Fund	4,470,501	4,470,501	—	—
Time Deposits	20,739,682	—	20,739,682	—

Total Investments, at Value	$493,870,462	$472,472,493	$21,397,969	$—

Security Lending Transactions — Liabilities	$(4,470,501)	$—	$(4,470,501)	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(11,094)	$(11,094)	$—	$—

Total Other Financial Instruments — Liabilities	$(11,094)	$(11,094)	$—	$—

International Equity Fund
Investments, at Value
Common Stocks:
France	$132,475,350	$351,610	$132,123,740	$—
Germany	88,744,761	—	88,744,761	—
Japan	206,593,794	108,553	206,485,241	—
Switzerland	107,683,170	978,750	106,704,420	—
United Kingdom	196,778,453	1,654,056	195,124,397	—
Other Countries**	394,953,769	51,413,613	343,540,156	—
Preferred Stocks:
Germany	3,100,936	—	3,100,936	—
Open End Mutual Fund Security:
United States	1,852,738	1,852,738	—	—
Right:
Sweden	3,803	—	3,803	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$5,558,829	$5,558,829	$—	$—
Time Deposits	34,477,423	—	34,477,423	—

Total — Investments, at Value	$1,172,223,026	$61,918,149	$1,110,304,877	$—

Security Lending Transactions — Liabilities	$(5,558,829)	$—	$(5,558,829)	$—

Other Financial Instruments — Assets
Futures Contracts	$8,176	$8,176	$—	$—

Total Other Financial Instruments — Assets	$8,176	$8,176	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(9,666)	$(9,666)	$—	$—

Total Other Financial Instruments — Liabilities	$(9,666)	$(9,666)	$—	$—

Emerging Markets Equity Fund
Investments, at Value
Common Stocks:
Brazil	$32,414,543	$32,414,543	$—	$—
China	114,604,759	11,178,376	103,426,383	—
India	71,729,026	14,216,934	57,512,092	—
South Korea	54,767,897	520,345	54,247,552	—
Taiwan	60,418,234	13,188,926	47,229,308	—
Other Countries**	130,587,873 *	32,380,870	98,166,046	40,957	*
Preferred Stocks:
Brazil	2,684,910	2,684,910	—	—
Chile	204,322	204,322	—	—
Colombia	61,975	61,975	—	—
Mexico	282,791	282,791	—	—
Russia	849	—	—	849
South Korea	4,005,048	—	4,005,048	—
Rights:
Brazil	929	929	—	—
South Korea	2,771	—	2,771	—
Short-Term Investments:
Money Market Fund	404,141	404,141	—	—
Time Deposits	19,500,321	—	19,500,321	—

Total — Investments, at Value	$491,670,389 *	$107,539,062	$384,089,521	$41,806	*

Security Lending Transactions — Liabilities	$(404,141)	$—	$(404,141)	$—

Other Financial Instruments — Liabilities
Futures Contract	$(9,966)	$(9,966)	$—	$—

Total Other Financial Instruments — Liabilities	$(9,966)	$(9,966)	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Core Fixed Income Fund
Investments, at Value
Mortgage-Backed Securities	$561,635,034	$—	$561,635,034	$—
Corporate Bonds & Notes	516,882,695 *	—	516,882,695	—	*
U.S. Government Agencies & Obligations	455,161,734	—	455,161,734	—
Collateralized Mortgage Obligations	217,107,308	—	217,107,308	—
Asset-Backed Securities	46,400,777	—	46,400,777	—
Sovereign Bonds	45,519,447	—	45,519,447	—
Senior Loans	23,842,755	—	23,842,755	—
Municipal Bonds	5,656,444	—	5,656,444	—
Common Stock:
Telecommunications	254,567	—	254,567	—
Right:
Luxembourg	— *	—	—	—	*
Purchased Options	304,222	272,742	31,480	—
Short-Term Investments:
Time Deposits	39,272,232	—	39,272,232	—
U.S. Government Agency	319,368	—	319,368	—
U.S. Government Obligations	54,720,194	—	54,720,194	—

Total Investments, at Value	$1,967,076,777 *	$272,742	$1,966,804,035	$—	*

Other Financial Instruments — Assets
Futures Contracts	$3,313,981	$3,313,981	$—	$—
Forward Foreign Currency Contracts	148,317	—	148,317	—
Centrally Cleared Interest Rate Swaps	4,649,361	—	4,649,361	—
Centrally Cleared Credit Default Swap	401,566	—	401,566	—

Total Other Financial Instruments — Assets	$8,513,225	$3,313,981	$5,199,244	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(594,650)	$(594,650)	$—	$—
Futures Contracts	(1,148,991)	(1,148,991)	—	—
Forward Foreign Currency Contracts	(978,107)	—	(978,107)	—
OTC Interest Rate Swap	(215,986)	—	(215,986)	—
Centrally Cleared Credit Default Swap	(117,359)	—	(117,359)	—

Total Other Financial Instruments — Liabilities	$(3,055,093)	$(1,743,641)	$(1,311,452)	$—

High Yield Fund
Investments, at Value
Corporate Bonds & Notes	$113,384,860	$—	$113,384,860	$—
Collateralized Mortgage Obligations	4,236,051	—	4,236,051	—
Senior Loans	3,675,157	—	3,675,157	—
Common Stocks:
Energy	346,713	346,713	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Convertible Preferred Stocks:
Energy	$275,118	$—	$275,118	$—
Sovereign Bonds	44,124	—	44,124	—
Short-Term Investments:
Time Deposits	4,651,970	—	4,651,970	—

Total Investments, at Value	$126,613,993	$346,713	$126,267,280	$—

International Fixed Income Fund
Investments, at Value
Mortgage-Backed Securities	$38,542,008	$—	$38,542,008	$—
Sovereign Bonds:
Japan	17,332,493	—	17,332,493	—
Other Countries**	22,727,705	—	22,727,705	—
Collateralized Mortgage Obligations	29,625,548	—	29,625,548	—
Corporate Bonds & Notes:
Denmark	11,909,296	—	11,909,296	—
Other Countries**	7,741,193	—	7,741,193	—
U.S. Government Obligations	8,890,174	—	8,890,174	—
Asset-Backed Securities	732,821	—	732,821	—
Purchased Options	218,438	—	218,438	—
Short-Term Investments:
Commercial Papers	1,924,496	—	1,924,496	—
Repurchase Agreement	18,900,000	—	18,900,000	—
Sovereign Bonds:
Japan	37,820,264	—	37,820,264	—
Time Deposits	4,887,834	—	4,887,834	—

Total Investments, at Value	$201,252,270	$—	$201,252,270	$—

Other Financial Instruments — Assets
Futures Contracts	$203,537	$203,537	$—	$—
Forward Foreign Currency Contracts	3,651,181	—	3,651,181	—
OTC Total Return Swaps	15,682	—	15,682	—
OTC Interest Rate Swaps	41,089	—	41,089	—
Centrally Cleared Interest Rate Swaps	3,616,946	—	3,616,946	—
OTC Credit Default Swap	11,393	—	11,393	—
Centrally Cleared Credit Default Swaps	200,600	—	200,600	—

Total Other Financial Instruments — Assets	$7,740,428	$203,537	$7,536,891	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(374,541)	$(14,400)	$(360,141)	$—
Forward Sale Commitments	(15,798,363)	—	(15,798,363)	—
Futures Contracts	(417,122)	(417,122)	—	—
Forward Foreign Currency Contracts	(503,610)	—	(503,610)	—
OTC Total Return Swap	(4,126)	—	(4,126)	—
Centrally Cleared Interest Rate Swaps	(6,583,798)	—	(6,583,798)	—
Centrally Cleared Credit Default Swaps	(185,140)	—	(185,140)	—
OTC Cross Currency Swap	(80,841)	—	(80,841)	—

Total Other Financial Instruments — Liabilities	$(23,947,541)	$(431,522)	$(23,516,019)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Municipal Bond Fund
Investments, at Value
Municipal Bonds	$90,594,075	$—	$90,594,075	$—
Open End Mutual Fund Security:
United States	2,636,500	2,636,500	—	—
Short-Term Investments:
Time Deposits	4,643,921	—	4,643,921	—

Total Investments, at Value	$97,874,496	$2,636,500	$95,237,996	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(22,255)	$(22,255)	$—	$—

Total Other Financial Instruments — Liabilities	$(22,255)	$(22,255)	$—	$—

Inflation-Linked Fixed Income Fund
Investments, at Value
U.S. Government Agencies & Obligations	$137,146,930	$—	$137,146,930	$—
Collateralized Mortgage Obligations	14,598,154	—	14,598,154	—
Sovereign Bonds	6,968,289	—	6,968,289	—
Mortgage-Backed Securities	5,147,052	—	5,147,052	—
Corporate Bonds & Notes	1,673,209	—	1,673,209	—
Purchased Option	305,047	—	305,047	—
Short-Term Investments:
Time Deposits	872,140	—	872,140	—

Total Investments, at Value	$166,710,821	$—	$166,710,821	$—

Other Financial Instruments — Assets
Futures Contracts	$165,887	$165,887	$—	$—
Forward Foreign Currency Contracts	312,627	—	312,627	—
Centrally Cleared Interest Rate Swaps	1,118,854	—	1,118,854	—
Centrally Cleared Inflation Rate Swaps	799,625	—	799,625	—
Centrally Cleared Credit Default Swap	14	—	14	—

Total Other Financial Instruments — Assets	$2,397,007	$165,887	$2,231,120	$—

Other Financial Instruments — Liabilities
Option Contracts Written	$(487,943)	$—	$(487,943)	$—
Reverse Repurchase Agreements	(35,574,043)	—	(35,574,043)	—
Futures Contracts	(239,709)	(239,709)	—	—
Forward Foreign Currency Contracts	(41,606)	—	(41,606)	—
Centrally Cleared Interest Rate Swaps	(359,195)	—	(359,195)	—
Centrally Cleared Inflation Rate Swaps	(1,473,828)	—	(1,473,828)	—

Total Other Financial Instruments — Liabilities	$(38,176,324)	$(239,709)	$(37,936,615)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2023	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Ultra-Short Term Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$129,687,335	$—	$129,687,335	$—
Collateralized Mortgage Obligations	96,949,580	—	96,949,580	—
Asset-Backed Securities	42,486,389	—	42,486,389	—
U.S. Government Agencies	15,435,449	—	15,435,449	—
Certificate of Deposit	908,632	—	908,632	—
Mortgage-Backed Securities	776,867	—	776,867	—
Short-Term Investments:
Commercial Papers	15,637,077	—	15,637,077	—
Time Deposits	2,724,928	—	2,724,928	—
U.S. Government Obligations	50,341,461	—	50,341,461	—

Total Investments, at Value	$354,947,718	$—	$354,947,718	$—

Other Financial Instruments — Assets
Futures Contract	$538	$538	$—	$—
Forward Foreign Currency Contracts	1,009,560	—	1,009,560	—

Total Other Financial Instruments — Assets	$1,010,098	$538	$1,009,560	$—

Other Financial Instruments —Liabilities
Futures Contracts	$(241,804)	$(241,804)	$—	$—
Forward Foreign Currency Contracts	(144,363)	—	(144,363)	—
Centrally Cleared Credit Default Swap	(357,055)	—	(357,055)	—

Total Other Financial Instruments — Liabilities	$(743,222)	$(241,804)	$(501,418)	$—

Alternative Strategies Fund
Investments, at Value
Open End Mutual Fund Securities:
United States	$154,833,847	$154,833,847	$—	$—

Total Investments, at Value	$154,833,847	$154,833,847	$—	$—

*	Includes securities that are fair valued using significant unobservable inputs at $0.
**	Other Countries represents countries that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Transfer between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2022 through August 31, 2023:

	Total		Common Stocks		Corporate Bonds & Notes		Preferred Stocks		Rights
Small-Mid Cap Equity Fund
Balance as of August 31, 2022	$—	*	$—	*	$—		$—		$—
Total realized gain (loss)	4,225		4,225		—		—		—
Accrued discounts (premiums)	—		—		—		—		—
Change in unrealized appreciation (depreciation)	—		—		—		—		—
Purchases	—		—		—		—		—
(Sales)	(4,225)		(4,225)		—		—		—
Transfers in	—		—		—		—		—
(Transfers out)	—		—		—		—		—

Balance as of August 31, 2023	$—		$—		$—		$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2023	$—		$—		$—		$—		$—

Emerging Markets Equity Fund
Balance as of August 31, 2022	$41,763	*	$40,927	*	$—		$836		$—	*
Total realized gain (loss)	—	†	—		—		—		—	†
Accrued discounts (premiums)	—		—		—		—		—
Change in unrealized appreciation (depreciation)	—		—		—		—		—
Purchases	—		—		—		—		—
(Sales)	—	*	—		—		—		(—	)*
Transfers in	43	**	30	**	—		13	**	—
(Transfers out)	—		—		—		—		—

Balance as of August 31, 2023	$41,806	*	$40,957	*	$—		$849		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2023	$(15)		$(7)		$—		$(8)		$—

Core Fixed Income Fund
Balance as of August 31, 2022	$324,809	*	$324,809		$—	*	$—		$—	*
Total realized gain (loss)	—		—		—		—		—
Accrued discounts (premiums)	11,103		—		11,103		—		—
Change in unrealized appreciation (depreciation)	(81,345)		(70,242)		(11,103)		—		—
Purchases	—		—		—		—		—
(Sales)	—		—		—		—		—
Transfers in	—		—		—		—		—
(Transfers out)	(254,567	)**	(254,567	)**	—		—		—

Balance as of August 31, 2023	$—	*	$—		$—	*	$—		$—	*

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2023	$—		$—		$(11,103)		$—		$—

†	The value is zero.
*	Includes securities that are valued at $0.
**

Transfers are calculated on the beginning of period value. For the year ended August 31, 2023, for Emerging Markets Equity Fund, securities with an aggregate fair value of $43 were transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their fair value. For the year ended August 31, 2023, for Core Fixed Income Fund, securities with an aggregate fair value of $254,567 were transferred from Level 3 to Level 2 as there were observable inputs available to determine their fair value. There were no other transfers in or out of Level 3 for any of the Funds.

Notes to Financial Statements

(continued)

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin, which is included in deposits for collateral with counterparty on the Statements of Assets and Liabilities. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the

Notes to Financial Statements

(continued)

amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also

Notes to Financial Statements

(continued)

use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases, a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

Notes to Financial Statements

(continued)

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

(xiv) Total Return Swaps. The Fund may enter into total return swap contracts to gain exposure and benefit from a reference asset (single asset, or a basket of assets) without actually having to own it. Total return swap contracts are agreements where the total return of a reference asset is paid in exchange for periodic cash flows. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gains or losses in the Statements of Operations.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2023:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$399,752	$399,752

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$1,097,254	$1,097,254

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$371,318	$371,318

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$11,094	$11,094

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(27,583)	$(27,583)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$55,090	$55,090

Notes to Financial Statements

(continued)

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$8,176	$8,176

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$9,666	$9,666

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$99,526	$99,526

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$6,668	$6,668

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$9,966	$9,966

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$26,198	$26,198

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$1,376	$1,376

Notes to Financial Statements

(continued)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$272,742	$31,480	$—	$—	$304,222
Unrealized appreciation on open futures contracts (b)	3,313,981	—	—	—	3,313,981
Unrealized appreciation on forward foreign currency contracts (c)	—	148,317	—	—	148,317
Unrealized appreciation on centrally cleared swaps (f)	4,649,361	—	401,566	—	5,050,927

	$8,236,084	$179,797	$401,566	$—	$8,817,447

Liability derivatives
Options contracts written outstanding (a)	$594,650	$—	$—	$—	$594,650
Unrealized depreciation on open futures contracts (b)	1,148,991	—	—	—	1,148,991
Unrealized depreciation on forward foreign currency contracts (a)	—	978,107	—	—	978,107
Unrealized depreciation on centrally cleared swaps (f)	—	—	117,359	—	117,359
Unrealized depreciation on OTC swaps (a)	215,986	—	—	—	215,986

	$1,959,627	$978,107	$117,359	$—	$3,055,093

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(4,280,421)	$(83,760)	$—	$—	$(4,364,181)
Futures contracts	(17,140,605)	—	—	—	(17,140,605)
Options contracts written	5,123,855	22,429	—	—	5,146,284
Swap contracts	2,113,361	—	178,289	—	2,291,650
Forward foreign currency contracts	—	(1,865,440)	—	—	(1,865,440)

	$(14,183,810)	$(1,926,771)	$178,289	$—	$(15,932,292)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(79,385)	$35,475	$—	$—	$(43,910)
Futures contracts	3,864,473	—	—	—	3,864,473
Options contracts written	886,367	892,175	—	—	1,778,542
Swap contracts	(542,252)	—	220,244	—	(322,008)
Forward foreign currency contracts	—	(601,634)	—	—	(601,634)

	$4,129,203	$326,016	$220,244	$—	$4,675,463

Notes to Financial Statements

(continued)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$218,438	$—	$—	$—	$218,438
Unrealized appreciation on open futures contracts (b)	203,537	—	—	—	203,537
Unrealized appreciation on forward foreign currency contracts (c)	—	3,651,181	—	—	3,651,181
Unrealized appreciation on centrally cleared swaps (f)	3,616,946	—	200,600	—	3,817,546
Unrealized appreciation on OTC swaps (c)	56,771	—	11,393	—	68,164

	$4,095,692	$3,651,181	$211,993	$—	$7,958,866

Liability derivatives
Options contracts written outstanding (a)	$374,541	$—	$—	$—	$374,541
Unrealized depreciation on open futures contracts (b)	417,122	—	—	—	417,122
Unrealized depreciation on forward foreign currency contracts (a)	—	503,610	—	—	503,610
Unrealized depreciation on centrally cleared swaps (f)	6,583,798	—	185,140	—	6,768,938
Unrealized depreciation on OTC swaps (a)	4,126	80,841	—	—	84,967

	$7,379,587	$584,451	$185,140	$—	$8,149,178

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$747,958	$—	$—	$—	$747,958
Options contracts written	267,315	10,994	8,152	—	286,461
Swap contracts	(456,122)	—	149,546	—	(306,576)
Forward foreign currency contracts	—	4,072,721	—	—	4,072,721

	$559,151	$4,083,715	$157,698	$—	$4,800,564

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$60,242	$—	$—	$—	$60,242
Futures contracts	473,693	—	—	—	473,693
Options contracts written	258,320	—	1,271	—	259,591
Swap contracts	(2,582,096)	(75,028)	(364,163)	—	(3,021,287)
Forward foreign currency contracts	—	(108,739)	—	—	(108,739)

	$(1,789,841)	$(183,767)	$(362,892)	$—	$(2,336,500)

Municipal Bond Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$22,255	$—	$—	$—	$22,255

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$(40,691)	$—	$—	$—	$(40,691)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(30,977)	$—	$—	$—	$(30,977)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$305,047	$—	$—	$—	$305,047
Unrealized appreciation on open futures contracts (b)	165,887	—	—	—	165,887
Unrealized appreciation on forward foreign currency contracts (c)	—	312,627	—	—	312,627
Unrealized appreciation on centrally cleared swaps (f)	1,918,479	—	14	—	1,918,493

	$2,389,413	$312,627	$14	$—	$2,702,054

Liability derivatives
Options contracts written outstanding (a)	$487,943	$—	$—	$—	$487,943
Unrealized depreciation on open futures contracts (b)	239,709	—	—	—	239,709
Unrealized depreciation on forward foreign currency contracts (a)	—	41,606	—	—	41,606
Unrealized depreciation on centrally cleared swaps (f)	1,833,023	—	—	—	1,833,023

	$2,560,675	$41,606	$—	$—	$2,602,281

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(160,242)	$—	$—	$—	$(160,242)
Futures contracts.	949,597	—	—	—	949,597
Options contracts written	206,668	—	728	—	207,396
Swap contracts	(783,464)	—	459	—	(783,005)
Forward foreign currency contracts	—	(741,213)	—	—	(741,213)

	$212,559	$(741,213)	$1,187	$—	$(527,467)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(291,166)	$—	$—	$—	$(291,166)
Futures contracts	12,698	—	—	—	12,698
Options contracts written	450,899	—	371	—	451,270
Swap contracts	694,490	—	340	—	694,830
Forward foreign currency contracts	—	(179,239)	—	—	(179,239)

	$866,921	$(179,239)	$711	$—	$688,393

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$538	$—	$—	$—	$538
Unrealized appreciation on forward foreign currency contracts (c)	—	1,009,560	—	—	1,009,560

	$538	$1,009,560	$—	$—	$1,010,098

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$241,804	$—	$—	$—	$241,804
Unrealized depreciation on forward foreign currency contracts (a)	—	144,363	—	—	144,363
Unrealized depreciation on centrally cleared swaps (f)	—	—	357,055	—	357,055

	$241,804	$144,363	$357,055	$—	$743,222

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2023:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$4,642,464	$—	$—	$—	$4,642,464
Swap contracts	—	—	(677,414)	—	(677,414)
Forward foreign currency contracts	—	1,498,571	—	—	1,498,571

	$4,642,464	$1,498,571	$(677,414)	$—	$5,463,621

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(641,477)	$—	$—	$—	$(641,477)
Swap contracts	—	—	(1,154,897)	—	(1,154,897)
Forward foreign currency contracts	—	(1,780,884)	—	—	(1,780,884)

	$(641,477)	$(1,780,884)	$(1,154,897)	$—	$(3,577,258)

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from unaffiliated investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from unaffiliated investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average monthly notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the monthly average market value of options contracts written and purchased options outstanding during the year ended August 31, 2023 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$12,788,672
Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,834,872
International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,551,507
Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$761,509
Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$272,600	$3,241	$—	$—
Futures contracts	613,392,404	—	—	—
Option contracts written	806,281	130,793	—	—
Swap contracts	84,113,334	—	40,894,854	—
Forward foreign currency contracts	—	40,785,243	—	—
International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$144,346	$—	$—	$—
Futures contracts	113,946,873	—	—	—
Option contracts written	450,746	522	1,289	—
Swap contracts	347,339,233	1,400,215	26,587,934	—
Forward foreign currency contracts	—	220,119,946	—	—

Notes to Financial Statements

(continued)

Municipal Bond Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$5,052,424	$—	$—	$—
Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$375,990	$—	$—	$—
Futures contracts	61,583,892	—	—	—
Option contracts written	565,411	—	160	—
Swap contracts	45,254,015	—	100,000	—
Forward foreign currency contracts	—	35,922,516	—	—
Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$107,602,703	$—	$—	$—
Swap contracts	—	—	77,415,385	—
Forward foreign currency contracts	—	142,864,178	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield- to- maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the

Notes to Financial Statements

(continued)

Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances.

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2023:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$1,344,107	$ —	$(1,344,107)	$ 0
Small-Mid Cap Equity Fund	4,410,085	—	(4,410,085)	0
International Equity Fund	10,025,625	—	(10,025,625)	0
Emerging Markets Equity Fund	383,209	—	(383,209)	0

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $1,380,572, $4,470,501, $5,558,829 and $404,141, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments. In addition, the Funds received non-cash collateral of $0, $61,446, $4,779,698 and $0, respectively, in the form of U.S. Government Obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

FASB ASC 860, “Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”, is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023:

	Remaining Contractual Maturity of the Agreements As of August 31, 2023
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$1,380,572	$—	$—	$—	$1,380,572

Total Borrowings	$1,380,572	$—	$—	$—	$1,380,572

Gross amount of recognized liabilities for securities lending transactions					$1,380,572

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$4,470,501	$—	$—	$—	$4,470,501

Total Borrowings	$4,470,501	$—	$—	$—	$4,470,501

Gross amount of recognized liabilities for securities lending transactions					$4,470,501

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2023
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Equity Fund
Securities Lending Transactions
Common Stocks	$5,558,829	$—	$—	$—	$5,558,829

Total Borrowings	$5,558,829	$—	$—	$—	$5,558,829

Gross amount of recognized liabilities for securities lending transactions					$5,558,829

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$404,141	$—	$—	$—	$404,141

Total Borrowings	$404,141	$—	$—	$—	$404,141

Gross amount of recognized liabilities for securities lending transactions					$404,141

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$35,574,043	$—	$—	$35,574,043

Total Borrowings	$—	$35,574,043	$—	$—	$35,574,043

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$35,574,043

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount

Notes to Financial Statements

(continued)

of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Market Risk. An investment in the Funds is based on the values of the Funds’ investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Funds’ investments, adversely affect and increase the volatility of the Funds’ share prices and exacerbate pre-existing risks to the Funds.

Notes to Financial Statements

(continued)

The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Funds and their investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Funds’ investments (and, in turn, the Funds’ investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

(o) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as income from non-cash dividends at fair value. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(p) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Notes to Financial Statements

(continued)

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2022 tax returns. Each Fund’s federal tax returns for the prior four fiscal years remain subject to examination by the Internal Revenue Service.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund	Distributable earnings/ (losses)	Paid-in-capital
Large Cap Equity Fund	$—	$—
Small-Mid Cap Equity Fund	—	—
International Equity Fund	—	—
Emerging Markets Fund	—	—
Core Fixed Income Fund	—	—
High Yield Fund	—	—
International Fixed Income Fund	—	—
Municipal Bond Fund	—	—
Inflation-Linked Fixed Income Fund	—	—
Ultra-Short Term Fixed Income Fund	2	(2)
Alternative Strategies Fund	105,592	(105,592)

(t) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(u) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of the securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(v) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(w) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and

Notes to Financial Statements

(continued)

debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Funds based on information available to such managers. The portfolio managers of other Funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Funds. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Funds. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The Funds are obligated to fund those commitments at the borrower’s discretion. In connection with these commitments, the Funds earns a commitment fee, which is included in interest income in the Statements of Operations and recognized respectively over the commitment period.

There were no fully/partially unfunded loan positions as of August 31, 2023.

(x) Sale-Buyback and Buy-Saleback Transactions. A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

During the year ended August 31, 2023, the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in sale-buyback transactions. The payable for investments purchased related to sale-buyback transactions at August 31, 2023, and the average amount of borrowings, incurred interest expense and a weighted average interest rate related to sale-buyback transactions outstanding during the year ended August 31, 2023, were as following:

	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Payable for investments purchased	$—	$—
Average amount borrowed	416,202	1,009,342
Interest expense	14,923	44,561
Weighted average interest rate	3.57%	4.41%

A buy-saleback lending transaction consists of a purchase of a security by a Fund from a counterparty, with a simultaneous agreement to sell the same or substantially the same security at an agreed-upon price and date. The party who sold the security is not entitled to receive principal and interest payments, if any, made on the security during the term of the agreement. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under buy-saleback transactions.

During the year ended August 31, 2023, the Funds did not participate in buy-saleback transactions.

Sale-buyback and buy-saleback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of any pending sale-buyback and buy-saleback transactions as of period end is disclosed in each Fund’s Schedule of Investments.

(y) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with

Notes to Financial Statements

(unaudited) (continued)

its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedules of Investments. The carrying amount of such deposits due to brokers at August 31, 2023 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2023 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2023.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2023:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$148,317		$978,107
Option contracts	31,480	(b)	—
Swap contracts	—		215,986

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$179,797		$1,194,093

International Fixed Income Fund:
Forward foreign currency contracts	$3,651,181		$503,610
Option contracts	218,438	(b)	360,141
Swap contracts	68,164		84,967

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$3,937,783		$948,718

Notes to Financial Statements

(continued)

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$312,627		$41,606
Option contracts	305,047	(b)	487,943

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$617,674		$529,549

Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$1,009,560		$144,363

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,009,560		$144,363

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2023:

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$179,797	$(179,797)	$—	$0

Total Over-the-counter derivative instruments	$179,797	$(179,797)	$—	$0

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$1,194,093	$(179,797)	$—	$1,014,296

Total Over-the-counter derivative instruments	$1,194,093	$(179,797)	$—	$1,014,296

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$308,953	$(280,837)	$(28,116)	$0
Barclays Bank PLC	770,669	(9,312)	(761,357)	0
BNP Paribas SA	365,405	(97,151)	(268,254)	0
Deutsche Bank AG	46,967	(43,424)	—	3,543
Goldman Sachs & Co.	68,159	(68,159)	—	0
HSBC Bank USA	1,122,282	(194,080)	(928,202)	0
JPMorgan Chase & Co.	1,065,619	(25,374)	(1,040,245)	0
NatWest Markets PLC	5,162	—	—	5,162
Societe Generale SA	22,022	—	—	22,022
Standard Chartered Bank	77,480	(42,496)	—	34,984
UBS Securities LLC	85,065	(66,266)	—	18,799

Total Over-the-counter derivative instruments	$3,937,783	$(827,099)	$(3,026,174)	$84,510

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
International Fixed Income Fund
Over-the-counter
Bank of America	$280,837	$(280,837)	$—	$0
Barclays Bank PLC	9,312	(9,312)	—	0
BNP Paribas SA	97,151	(97,151)	—	0
Deutsche Bank AG	43,424	(43,424)	—	0
Goldman Sachs & Co.	189,778	(68,159)	—	121,619
HSBC Bank USA	194,080	(194,080)	—	0
JPMorgan Chase & Co.	25,374	(25,374)	—	0
Standard Chartered Bank	42,496	(42,496)	—	0
UBS Securities LLC	66,266	(66,266)	—	0

Total Over-the-counter derivative instruments	$948,718	$(827,099)	$—	$121,619

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$1,428	$(1,428)	$—	$0
BNP Paribas SA	25,345	(25,345)	—	0
Deutsche Bank AG	305,047	(305,047)	—	0
HSBC Bank USA	33,917	(33,721)	—	196
JPMorgan Chase & Co.	218,297	(3)	(210,000)	8,294
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,250	(3,248)	—	2
Standard Chartered Bank	30,390	(375)	—	30,015

Total Over-the-counter derivative instruments	$617,674	$(369,167)	$(210,000)	$38,507

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$1,653	$(1,428)	$—	$225
BNP Paribas SA	27,331	(25,345)	—	1,986
Deutsche Bank AG	463,218	(305,047)	—	158,171
HSBC Bank USA	33,721	(33,721)	—	0
JPMorgan Chase & Co.	3	(3)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,248	(3,248)	—	0
Standard Chartered Bank	375	(375)	—	0

Total Over-the-counter derivative instruments	$529,549	$(369,167)	$—	$160,382

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$162,221	$—	$—	$162,221
Deutsche Bank AG	4,802	—	—	4,802
HSBC Bank USA	146,068	(134,033)	—	12,035
JPMorgan Chase & Co.	392,483	—	(301,000)	91,483
Merrill Lynch, Pierce, Fenner & Smith Inc.	4,919	(4,919)	—	0
Standard Chartered Bank	299,067	(961)	(298,106)	0

Total Over-the-counter derivative instruments	$1,009,560	$(139,913)	$(599,106)	$270,541

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d) (Not Less than $0)
Ultra-Short Term Fixed Income Fund
Over-the-counter
HSBC Bank USA	$134,033	$(134,033)	$—	$0
Merrill Lynch, Pierce, Fenner & Smith Inc.	9,369	(4,919)	—	4,450
Standard Chartered Bank	961	(961)	—	0

Total Over-the-counter derivative instruments	$144,363	$(139,913)	$—	$4,450

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Notes to Financial Statements

(continued)

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Wealth Management, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser on a monthly basis, a sub-advisory fee from its investment management fees.

CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Funds’ total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Funds’ total management fees if they are less than such amount. Because the Alternative Strategies Fund does not currently have sub-advisers, CGAS will contractually waive 1.00% of its management fees. These fee waivers and/or reimbursements will continue for at least one year from the date of the Funds’ prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

In addition, CGAS and its affiliates have also separately agreed to waive fees and reimburse expenses in order to keep the Alternative Strategies Fund’s total annual operating expenses, (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Alternative Strategies Fund’s business), from exceeding 0.70%.

This contractual arrangement shall remain in effect for at least one year from the date of the Fund’s prospectus or until such time as the Board of Trustees act to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The maximum allowable investment management fees represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2023 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.17%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.32%	0.20%	0.70%
Emerging Markets Equity Fund	0.37%	0.20%	0.90%
Core Fixed Income Fund	0.17%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2023, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts Waived and/or Reimbursed
Large Cap Equity Fund	$3,869,800
Small-Mid Cap Equity Fund	1,699,256
International Equity Fund	2,062,694
Emerging Markets Equity Fund	1,591,754
Core Fixed Income Fund	406,588
High Yield Fund	232,534
International Fixed Income Fund	91,070
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	54,527
Ultra-Short Term Fixed Income Fund	209,336
Alternative Strategies Fund	1,512,307

Notes to Financial Statements

(continued)

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2023, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commission Dollars to MS&Co.
Large Cap Equity Fund	$3,122
Small-Mid Cap Equity Fund	2,320
International Equity Fund	119
Emerging Markets Equity Fund	1,199
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Trust’s Chief Compliance Officer.

For the year ended August 31, 2023, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Depreciation	Dividend/ Interest Income	Ending Value as of August 31, 2023
Morgan Stanley	$2,628,440	$191,873	$(318,774)	$151,219	$(154,287)	$93,497	$2,498,471

Core Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Dividend/ Interest Income	Ending Value as of August 31, 2023
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.039% due 11/15/46	$494,777	$—	$—	$—	$2,227	$20,195	$497,004
Series 2016-C28, Class A3, 3.272% due 1/15/49	489,216	—	—	—	(7,851)	16,758	481,365

Total	$983,993	$—	$—	$—	$(5,624)	$36,953	$978,369

Ultra-Short Term Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Depreciation	Accretion of discount	Dividend/ Interest Income	Ending Value as of August 31, 2023
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 6.329% (1-Month Term SOFR + 1.014%) due 5/25/34	$420,952	$—	$(36,445)	$117	$6,114	$473	$19,791	$391,211

Notes to Financial Statements

(continued)

3. Investments

During the year ended August 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$570,010,645	$659,450,038	$—	$—
Small-Mid Cap Equity Fund	112,345,627	183,694,188	—	—
International Equity Fund	375,885,354	559,330,464	—	—
Emerging Markets Fund	54,375,356	58,964,348	—	—
Core Fixed Income Fund	505,698,398	308,383,101	4,429,492,462	4,118,672,675
High Yield Fund	40,265,672	26,832,816	—	—
International Fixed Income Fund	49,506,647	43,540,782	579,808,568	562,572,816
Municipal Bond Fund	35,364,238	23,472,932	—	—
Inflation-Linked Fixed Income Fund	7,406,291	11,209,311	102,646,580	66,016,470
Ultra-Short Term Fixed Income Fund	110,442,799	280,293,499	68,954,331	71,539,254
Alternative Strategies Fund	57,220,636	39,708,919	—	—

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2023 have been disclosed under the respective schedule of investments.

4. Shares of Beneficial Interest

At August 31, 2023, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2023, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2023	Year Ended August 31, 2022
Large Cap Equity Fund
Shares sold	18,469,176	19,904,526
Shares issued on reinvestment	7,460,910	8,645,037
Shares repurchased	(23,745,026)	(26,812,574)

Net Increase	2,185,060	1,736,989

Small-Mid Cap Equity Fund
Shares sold	7,404,122	11,973,855
Shares issued on reinvestment	3,585,089	6,195,989
Shares repurchased	(12,795,923)	(13,284,349)

Net Increase (Decrease)	(1,806,712)	4,885,495

International Equity Fund
Shares sold	16,201,245	30,494,035
Shares issued on reinvestment	5,011,817	8,542,341
Shares repurchased	(33,283,333)	(30,232,493)

Net Increase (Decrease)	(12,070,271)	8,803,883

Notes to Financial Statements

(continued)

	Year Ended August 31, 2023	Year Ended August 31, 2022

Emerging Markets Equity Fund
Shares sold	8,015,619	13,449,565
Shares issued on reinvestment	742,139	1,444,042
Shares repurchased	(8,963,635)	(8,347,559)

Net Increase (Decrease)	(205,877)	6,546,048

Core Fixed Income Fund
Shares sold	110,298,590	66,749,282
Shares issued on reinvestment	8,433,319	4,652,186
Shares repurchased	(42,748,179)	(37,663,106)

Net Increase	75,983,730	33,738,362

High Yield Fund
Shares sold	11,080,666	10,050,417
Shares issued on reinvestment	2,401,958	2,370,721
Shares repurchased	(8,554,883)	(33,859,888)

Net Increase (Decrease)	4,927,741	(21,438,750)

International Fixed Income Fund
Shares sold	8,325,207	10,232,338
Shares issued on reinvestment	2,189,684	551,579
Shares repurchased	(6,560,659)	(5,468,504)

Net Increase	3,954,232	5,315,413

Municipal Bond Fund
Shares sold	5,121,639	3,373,446
Shares issued on reinvestment	284,259	230,070
Shares repurchased	(3,889,936)	(3,002,986)

Net Increase	1,515,962	600,530

Inflation-Linked Fixed Income Fund
Shares sold	6,417,650	2,662,178
Shares issued on reinvestment	892,180	1,585,959
Shares repurchased	(2,807,002)	(6,385,150)

Net Increase (Decrease)	4,502,828	(2,137,013)

Ultra-Short Term Fixed Income Fund
Shares sold	11,821,458	26,855,941
Shares issued on reinvestment	2,362,164	616,856
Shares repurchased	(34,280,332)	(19,947,043)

Net Increase (Decrease)	(20,096,710)	7,525,754

Alternative Strategies Fund
Shares sold	5,357,578	6,417,531
Shares issued on reinvestment	938,002	85,188
Shares repurchased	(4,685,445)	(3,594,275)

Net Increase	1,610,135	2,908,444

Notes to Financial Statements

(continued)

5. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2023, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	14,908,275	3,371,402	21,669,734	8,935,779
Net Long-term Capital Gains	127,224,280	49,796,126	36,118,529	—

Total Distributions Paid	$142,132,555	$53,167,528	$57,788,263	$8,935,779

	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$2,183,861
Tax Return of Capital	2,151,201	—	—	—
Ordinary Income	55,626,492	7,405,135	14,058,663	224,832
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$57,777,693	$7,405,135	$14,058,663	$2,408,693

		Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt		$—	$—	$—
Tax Return of Capital		—	—	—
Ordinary Income		5,524,872	22,018,011	8,997,740
Net Long-term Capital Gains		1,870,229	—	354,140

Total Distributions Paid		$7,395,101	$22,018,011	$9,351,880

As of August 31, 2023, the components of accumulated earnings/(losses) - net on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
Undistributed ordinary income - net	$13,701,407		$3,532,801		$22,863,418		$10,119,136
Undistributed long-term capital gains - net	86,776,800		—		—		—
Undistributed tax-exempt income - net	—		—		—		—

Total Undistributed earnings	100,478,207		3,532,801		22,863,418		10,119,136
Capital loss carryforward	—		(4,402,831)		(16,241,856)		(22,483,909)
Other book/tax temporary differences	(1	)(a)	2	(a)	(242	)(a)	7 (a)
Unrealized appreciation/(depreciation)	751,000,596		104,743,586		158,713,376		14,664

Total accumulated earnings/(losses) - net	$851,478,802		$103,873,558		$165,334,696		$(12,350,102)

Notes to Financial Statements

(continued)

	Core Fixed Income Fund		High Yield Fund		International Fixed Income Fund		Municipal Bond Fund
Undistributed ordinary income - net	$—		$1,537,727		$—		$—
Undistributed long-term capital gains - net	—		—		—		—
Undistributed tax-exempt income - net	—		—		—		423,302

Total Undistributed earnings	—		1,537,727		—		423,302
Capital loss carryforward	(137,288,326)		(19,224,104)		—		(4,286,637)
Other book/tax temporary differences	(1,124,336	)(a)	2	(a)	(3,005,055	)(a)	—
Unrealized appreciation/(depreciation)	(134,186,371)		(9,899,826)		(31,029,847)		(3,274,833)

Total accumulated earnings/(losses) - net	$(272,599,033)		$(27,586,201)		$(34,034,902)		$(7,138,168)

			Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$239,779		$27,957		$1,610,886
Undistributed long-term capital gains - net			—		—		—
Undistributed tax-exempt income - net			—		—		—

Total Undistributed earnings			239,779		27,957		1,610,886
Capital loss carryforward			—		(13,650,133)		(1,070,493)
Other book/tax temporary differences			(1,292,194	)(a)	—		—
Unrealized appreciation/(depreciation)			(17,622,973)		(9,624,796)		(3,609,603)

Total accumulated earnings/(losses) - net			$(18,675,388)		$(23,246,972)		$(3,069,210)

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and/or the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2023, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund
Short Term	$—	$4,402,831	$—	$6,322,316	$49,183,502	$2,939,610
Long Term	—	—	16,241,856	16,161,593	88,104,824	16,284,494

Total	$—	$4,402,831	$16,241,856	$22,483,909	$137,288,326	$19,224,104

		International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short Term		$—	$2,295,794	$—	$8,149,343	$204,268
Long Term		—	1,990,843	—	5,500,790	866,225

Total		$—	$4,286,637	$—	$13,650,133	$1,070,493

Notes to Financial Statements

(continued)

During the year ended August 31, 2023 the following funds utilized capital loss carryforwards:

	International Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Short Term	$472,646	$1,197,673
Long Term	2,106,050	—

Total	$2,578,696	$1,197,673

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended August 31, 2023, the Funds intend to defer to September 1, 2023 for U.S. federal income tax purposes the following losses:

	Core Fixed Income Fund	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Ordinary Late Year Losses	$—	$—	$—
Short-Term Post-October Loss	—	—	—
Long-Term Post-October Loss	—	—	—
Specified Late Year Loss	1,124,334	3,005,051	1,292,194

Total	$1,124,334	$3,005,051	$1,292,194

7. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2023, the Funds made the following distributions per share:

Record Date - Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/23 – 9/30/23	$0.022538	$0.017292	$0.019213	$0.017158	$0.031859

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of

Morgan Stanley Pathway Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Morgan Stanley Pathway Funds (the “Funds”) comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund, including the schedules of investments, as of August 31, 2023, the related statements of operations for the year then ended, the related statements of cash flows for International Fixed Income Fund and Inflation-Linked Fixed Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds comprising Morgan Stanley Pathway Funds as of August 31, 2023, and the results of their operations for the year then ended, the cash flows for International Fixed Income Fund and Inflation-Linked Fixed Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers, transfer agents, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 27, 2023

We have served as the auditor of one or more Morgan Stanley Pathway Funds investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Advisory Agreements

The Morgan Stanley Pathway Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement with respect to each Fund, except the Alternative Strategies Fund, dated as of October 28, 2009 (the “Management Agreement”), and an investment advisory agreement with respect to the Alternative Strategies Fund, dated as of December 20, 2017 (the “IM Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them by the Manager pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement and IM Agreement, the “Agreements”) between the Manager and each of the Sub-advisers. Pursuant to the IM Agreement, the Manager serves as the investment adviser for the Alternative Strategies Fund.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

****

At an in-person meeting held on May 31 and June 1, 2023 (the “Meeting”), the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an additional year. In connection with the Meeting and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The information received and considered by the Independent Trustees both in conjunction with the Meeting and throughout the year was both written and oral. The Independent Trustees were assisted in their reviews by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement and the IM Agreement, the Board approved at the Meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s) Serviced

The Consulting Group, Consulting Group Advisory Services LLC	♦ Alternative Strategies Fund

Aristotle Capital Boston, LLC	♦ Small-Mid Cap Equity Fund

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund ♦ Municipal Bond Fund

Causeway Capital Management LLC	♦ International Equity Fund

ClearBridge Investments, LLC	♦ Large Cap Equity Fund

Columbia Management Investment Advisers, LLC	♦ Large Cap Equity Fund

Delaware Investments Fund Advisers (Macquarie Investment Management)	♦ Large Cap Equity Fund

D.F. Dent and Company, Inc.	♦ Small-Mid Cap Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s) Serviced

Great Lakes Advisors, LLC	♦ Large Cap Equity Fund

Lazard Asset Management, LLC	♦ Large Cap Equity Fund ♦ Emerging Markets Equity Fund

Lyrical Asset Management, LLC	♦ Large Cap Equity Fund

Martin Currie Inc.	♦ Emerging Markets Equity Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC	♦ Small-Mid Cap Equity Fund

Nuance Investments, LLC	♦ Small-Mid Cap Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Term Fixed Income Fund

PineBridge Investments LLC	♦ High Yield Fund

Schroders Investment Management North America Inc.	♦ International Equity Fund

Schroders Investment Management North America Ltd. (delegation agreement)	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Victory Capital Management, Inc.	♦ International Equity Fund

Walter Scott & Partners Limited	♦ International Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Co., L.P.	♦ Small-Mid Cap Equity Fund

In voting to approve the Agreements at the Meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the respective Agreements during the Meeting and during the past year. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically considered each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund. With respect to the Alternative Strategies Fund, the Independent Trustees considered the Manager’s investment process and capabilities managing assets and the Manager’s specific responsibilities in all

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

aspects of day-to-day management of the Fund’s assets, as well as the qualification, experience and responsibilities of the person who serves as the portfolio manager for the Alternative Strategies Fund.

The Independent Trustees also discussed the acceptability of the terms of the Management Agreement, IM Agreement and Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Manager providing day-to-day management of the Alternative Strategies Fund’s assets, and those of each Sub-adviser.

During the course of the year and at the Meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures. The Board also considered the risks associated with the Trust borne by the Manager and its affiliates (such as entrepreneurial, operational and regulatory risk), as well as the Manager’s risk management processes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement, IM Agreement and Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. As to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. In addition, the Board considered the Funds’ performance in light of overall financial market conditions.

The Board received information from management regarding the Sub-advisers’ historical performance returns managing the Funds (in the case of renewals) and managing investment mandates similar to that of the applicable Funds (in the case of renewals and approvals), with such performance compared to a relevant index. The Board discussed with representatives of the Adviser the investment strategy to be employed by each Sub-adviser in the management of the applicable Funds’ assets. The Board discussed the reputation and experience of the Sub-advisers, their portfolio managers’ experience, and the Adviser’s experience and reputation in selecting, evaluating, and overseeing investment managers, including the process and diligence undertaken by the Adviser in evaluating Sub-Adviser performance. The Board determined that these factors supported a decision to renew or approve, as applicable, the Sub-Advisory Agreements.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-advisers, as applicable, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fee rate (“Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the actual management fee rate (“Actual Management Fee”) paid by each Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

expense reimbursement arrangements that were in effect for the Fund, which reduced the management fee paid to the Manager. The Board noted that the Manager has contractually agreed to waive fees and reimburse expenses in order to keep each Fund’s management fees from exceeding the total amount of sub-advisory fees, if any, paid by the Manager plus 0.20% based on average net assets of the Fund. The Board also noted that the compensation paid to the Sub-advisers is paid by the Manager, not the applicable Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by such Funds and their shareholders. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-advisers. The Board considered the amount of the management fee retained by the Manager after payment of sub-advisory fees to the Sub-advisers, in each case in light of the services rendered for those amounts. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group and the fiscal year ends of the peer group funds.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers, as applicable, were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement, the IM Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

*******

Trustees and Officers of the Trust

The Board is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee	Since 2007	Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (Registered Investment Advisor) (1988-2013)	11	None

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chair and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Vice Chair and Trustee	Since 2013 (Vice Chair since 2021)	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); and Director, Urban Gateways (1995-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee	Since 2020	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of Morgan Stanley Portfolio Solutions (formerly Wealth Advisory Solutions), Morgan Stanley (March 2017-present; Head of IAR/GIMA, Morgan Stanley (2011-2018); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 29th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017)

Monica Heanue Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1975	Chief Administrative Officer	Since December 2022	Executive Director, Morgan Stanley (July 2006-Present)

Michael Loewengart Morgan Stanley 2000 Westchester Ave., 3rd Floor Purchase, NY 10577 Birth Year: 1976	Investment Officer	Since May 2022	Head of Portfolio Management, Morgan Stanley Portfolio Solutions (2022-present); Head of Investment Strategy, E*TRADE Financial (2007-2021)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Andrew Cohen Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1978	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley Portfolio Solutions (2022-present); Director of Investment Research, E*TRADE Financial (2015-2021)

Additional Information

(unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Sukru Saman Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Angela Degis Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1967	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley (2020-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Mark Nolan Morgan Stanley 1633 Broadway, New York, NY 10019 Birth Year: 1981	AML Officer	Since March 2023	Executive Director of GFC WM Advisory, Morgan Stanley (2022-present); Vice President Anti-Financial Crimes Origination and Advisory; Deputy MLRO Cayman Islands of Deutsche Bank (2017-2023)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018); Managing Director, Vice Chairman of Wealth Management (2015); and Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Steven Ross Morgan Stanley 522 Fifth Avenue, 9th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-present)

The Fund’s statement of additional information includes further information about the Fund’s Trustees and Officers, and is available without charge by visiting www.morganstanley.com/wealth-investmentsolutions/cgcm or upon request by calling 1 (800) 869-3326.

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Additional Information

(unaudited) (continued)

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Ms. Cepeda, an Independent Trustee, to serve as Chairperson of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as

Additional Information

(unaudited) (continued)

directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 31 and June 1, 2023, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on May 14, 2019. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2023:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund
Record Date	12/6/2022	12/6/2022	12/6/2022	12/6/2022	Monthly
Payable Date	12/7/2022	12/7/2022	12/7/2022	12/7/2022	Monthly
Ordinary Income:					—
Qualified Dividend Income for Individuals	100.00%	100.00%	0.00%	0.00%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	100.00%	98.15%	0.00%	0.00%	0.00%
Foreign Source Income	—	—	19.96%*	27.70%*	—
Foreign Tax Paid par Share	—	—	0.029853	0.034005	—
Long-term Capital Gain Dividend	1.598100	1.539499	0.355914	—	—

	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/6/2022	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2022	Monthly	Monthly	Monthly
Ordinary Income:	—	—	—	—	—
Qualified Dividend Income for Individuals	0.00%	0.00%	0.00%	0.00%	0.00%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.00%	0.00%	0.00%	0.00%	0.00%
Foreign Source Income	—	—	—	—	—
Foreign Tax Paid par Share	—	—	—	—	—
Long-term Capital Gain Dividend	—	—	—	0.186476	—

	Alternative Strategies Fund
Record Date	12/30/2022
Payable Date	12/30/2022
Ordinary Income:
Qualified Dividend Income for Individuals	6.67%
Dividends Qualifying for the Dividends Received:
Deduction for Corporations	0.90%
Foreign Source Income	—
Foreign Tax Paid par Share	—
Long-term Capital Gain Dividend	0.024602

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Morgan Stanley Pathway Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds provide a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the funds’ second and fourth quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (“SEC”) on Form N-CSRS and Form N-CSR, respectively. These reports are available on its public website. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters as an attachment to Form N-Port. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the funds’ first and third quarters available on its public website. You may obtain the Form N-PORT filings by accessing the SEC’s website, www.sec.gov. For additional information, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2023 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2023 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Teresa S. Westbrook possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Westbrook as the Registrant’s audit committee financial expert. Ms. Westbrook is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2023 and August 31, 2022 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $688,350 in 2023 and $663,650 in 2022.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2023, and August 31, 2022, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2023 and $0 in 2022

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2023 and August 31, 2022 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2023 and $0 in 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2023, and August 31, 2022, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2023 and $0 for 2022.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Morgan Stanley Pathway Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2023 and 0% for 2022; Tax Fees were 0% for 2023 and 0% for 2022; and Other Fees were 0% for 2023 and 0% for 2022.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2023 and $0 in 2022.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pathway Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 7, 2023

Morgan Stanley Pathway Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Morgan Stanley Pathway Funds

Date:	November 7, 2023